UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: September 30, 2014

Date of reporting period: September 30, 2014

Item 1.	Reports to Stockholders.

September 30, 2014

ANNUAL REPORT

SEI Institutional Managed Trust

† Large Cap Fund

† Large Cap Value Fund

† Large Cap Growth Fund

† Tax-Managed Large Cap Fund

† S&P 500 Index Fund

† Small Cap Fund

† Small Cap Value Fund

† Small Cap Growth Fund

† Tax-Managed Small/Mid Cap Fund

† Mid-Cap Fund

† U.S. Managed Volatility Fund

† Global Managed Volatility Fund

† Tax-Managed Managed Volatility Fund

† Real Estate Fund

† Enhanced Income Fund

† Core Fixed Income Fund

† U.S. Fixed Income Fund

† High Yield Bond Fund

† Real Return Fund

† Multi-Strategy Alternative Fund

† Multi-Asset Accumulation Fund

† Multi-Asset Income Fund

† Multi-Asset Inflation Managed Fund

† Multi-Asset Capital Stability Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

To our Shareholders:

This annual report covers the one-year period ended September 30, 2014. Most asset classes performed well in the first half of the Funds’ fiscal year, as the economic outlook brightened and volatility ebbed to very low levels. This shifted significantly in the second and third quarters of 2014, however, as global growth projections were ratcheted down and concerns rose about economic conditions in the euro area, China and Japan. Despite the higher volatility of the last six months, most asset classes provided positive returns over the Funds’ full fiscal year.

Geopolitical events

There were several important geopolitical developments during the Funds’ fiscal year. One of the most relevant occurred in Eastern Europe, where Russia’s annexation of the Crimean Peninsula and subsequent tensions with Ukraine had a negative impact on certain areas of the market. Worries about an outbreak of Ebola in Western Africa and the subsequent spread of the virus to Europe and the U.S. played a prominent role in news headlines from the summer of 2014 through the end of the Funds’ reporting period. At present, Ebola seems unlikely to have a significant impact on the global economy. However, there was an interesting correlation between Ebola-related headlines and market volatility during the third quarter of 2014; while quite possibly coincidental, it might reflect heightened anxiety among investors given the somewhat uncertain state of global economic policies and growth. There has also been severe unrest in certain areas of the Middle East; while conflicts in Iraq and Syria have taken a terrible human toll, they have not had a significant impact on global markets or the global economy.

Economic performance — Global

For the period, global economic growth continued but remained frustratingly slow, while near-term growth estimates were revised downward. Growth, inflation and interest-rate expectations fluctuated quite a bit over the period, leading to higher volatility in several asset classes, as discussed below. Overall, we believe the global economic recovery remains a work in progress.

Economic performance — United States

In the U.S., the steady but largely uninspiring growth of recent years was interrupted by a sharp acceleration in the fourth quarter of 2013, stoking fears of tighter monetary policy and higher interest rates from the Federal Reserve (“Fed”). This was followed by a sudden and unexpected contraction in the first quarter of 2014, which raised concerns over the durability of the current economic expansion. However, a solid rebound in economic activity during the second quarter of 2014 indicated that the slowdown was largely caused by harsh winter conditions in certain regions of the country. Housing continued to recover early in the period, but then conditions softened. The Case-Shiller Index of home prices continued to rise from its early-2012 low until the spring of 2014, after which it flattened out and declined slightly. Homebuilder sentiment, according to the National Association of Homebuilders, began the period strongly, softened from February through May 2014, then recovered over the rest of the year, reaching a nine-year high in September 2014. There were encouraging signs around U.S. consumers during 2014. Auto sales continued to steadily climb from the depths of 2009, finally returning to levels that preceded the financial crisis. Consumer credit continued to recover from its 2010 trough and was boosted by a second-quarter 2014 revival of revolving credit growth, which tends to reflect (and support) consumer purchases. This dynamic was supported by solid labor-market improvements during 2014. Layoffs continued to decline and, in September 2014, the U.S. unemployment rate fell below 6% for the first time since 2008. At the same time, wage gains — and, as a result, inflation expectations — remained fairly muted; thus, the Fed should be able to take a slow and measured approach to tightening monetary policy. That said, the Fed spent 2014 reducing its monthly bond purchases in order to wind down its quantitative-easing programs. And as labor-market and other economic data continued to improve, markets began to price in the beginning of Fed interest-rate hikes. This, along with growing weakness in the eurozone in the second half of 2014 and rising expectations that the European Central Bank (“ECB”) could be forced to ease policy and weaken the euro, helped put a strong bid under the dollar. The greenback appreciated sharply against most other currencies during the third quarter of 2014, an event that put downward pressure on asset classes such as commodities and Treasury Inflation Protected Securities (“TIPS”).

While the U.S. economic expansion now appears to be well established, we expect the Fed to take a very cautious approach toward policy normalization as long as inflation pressures remain subdued.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	1

Economic performance — Europe

Encouraging signs were seen in Europe for most of the period. The U.K. remained on the solid economic trajectory it has enjoyed since the end of 2012, resulting in notable labor-market improvements. Layoffs and unemployment both declined nicely during the reporting period. Wage increases remained subdued, however. This should help keep a lid on inflation and allow the Bank of England (“BoE”) to take a measured approach to tightening monetary policy. Gilt yields rose toward the end of 2013 on rising optimism, but gradually declined over the rest of the period on faltering expectations for both growth (especially in the euro area) and central-bank tightening (most notably in the U.K. and the U.S.). U.K. stocks were largely flat and exhibited increasing volatility toward the end of the period. In late 2013 and early 2014, the euro area’s economy finally appeared to be rebounding from the stubborn recession that began in 2011. Inflation remained quite tame despite the rebound — so tame, in fact, that concerns over the risk of deflation were reignited in recent months. Euro-area government bonds performed well during the period, with falling interest rates and narrower spreads between the yields on core and periphery issuers (such as Germany and Greece, respectively). Unfortunately, some worrying signs surfaced again toward the end of the Funds’ fiscal year, as Italy, France and some smaller national economies appeared to be at risk of reentering recession. Even Germany, the currency union’s stalwart in recent years, showed some signs of sputtering toward the end of the third quarter. While leaders of the European Central Bank (“ECB”) and International Monetary Fund have observed in recent months that the eurozone appears to be in need of further fiscal and/or monetary easing, the European Commission and Germany have thus far been resistant to such calls. The resulting uncertainty led to spread widening in September, reflecting renewed risk aversion among investors. European stocks performed well from October 2013 to July 2014; since then, through the end of September, they gave up much of those gains.

Economic performance — Asia Pacific

In the Asia-Pacific region, Japan’s long-moribund economic growth showed signs of revival following implementation of the new prime minister’s economic policies in 2013. However, a sharp hike in the national consumption tax in April 2014 appeared to undermine the country’s momentum for the rest of the reporting period. Another hike in the tax, along with comprehensive economic reforms, are still under consideration. As a result, Japan’s economic performance could rely heavily on government-policy decisions in coming quarters and years. Like parts of the eurozone, China gave investors cause for concern over the reporting period. The government is attempting to rebalance the country’s economy by lessening its dependence on export and low-value added manufacturing activities in favor of domestic consumption. The government has also been taking a strong stand against corrupt business and financial practices. While these efforts should prove positive in the long term, they — along with rising overall debt levels within the country — added to the general uncertainty surrounding China’s economy over the past year. This uncertainty had a notable impact on commodity prices during the period.

Market developments — Equities

Global equity markets, as reflected by the MSCI All-Country World Index (“ACWI”), performed well before enduring a September swoon at the end of the Funds’ reporting period. U.S. large-cap stocks performed even better and managed to avoid a steep selloff in September. U.S. small-cap stocks were a different story; they struggled to produce positive gains over most of the period and were caught up in the September downdraft; in the second half of the month, the small-cap Russell 2000 Index underperformed both U.S. large caps (Russell 1000 Index) and the MSCI ACWI.

Sector performance was mixed both globally and in the U.S. Globally (MSCI ACWI), consumer discretionary, energy, materials and industrials tended to underperform among larger-cap stocks. In the U.S., as measured by the Russell 1000 Index, extreme optimism was reflected in growth names at the start of 2014, especially in biotechnology and certain information technology stocks. This reversed abruptly in the middle of the first quarter, and markets saw strong rotation out of high-momentum stocks and into prior laggards. Biotech and technology quickly returned to form for the rest of the period, however. Cyclical sectors did not fare as well; consumer discretionary was a laggard, as were energy, industrials and materials. Utilities and telecommunications also lagged over the period, while health care performed well. Homebuilders were down slightly as a group, reflecting the slower pace of recovery seen in the U.S. housing market; homebuilder stocks did not participate in the recovery of homebuilder sentiment seen during the second half of the period.

Within small-cap U.S. stocks, as represented by the Russell 2000 Index, health care and biotech were strong performers. In small-cap value stocks (Russell 2000 Value Index), utilities and health care performed well, while consumer discretionary and telecommunications lagged.

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Consumer discretionary also lagged in the small-cap growth space (Russell 2000 Growth Index), as did industrials; consumer staples were strong. In the small-and-mid-cap space (Russell 2500 Index), healthcare led the way while technology lagged. Healthcare and telecommunications were the best-performing sectors within the Russell Midcap Index, while technology lagged.

Although normally sensitive to the threat of rising interest rates, real estate investment trusts (“REIT’s”), as measured by Wilshire Real Estate Securities Index (“RESI”), performed well for the period despite also succumbing to the September swoon. Within the Wilshire RESI, the industrial and health care spaces lagged over the full-year period, while hotel and residential REIT’s performed well.

Regionally, the U.S. was once again a strong performer, although small-cap stocks (as represented by the Russell 2000 Index) notably underperformed large-cap stocks (the Russell 1000 Index) for the first time in several years. French and Japanese equity markets (as reflected by the MSCI France and MSCI Japan Indexes) were notable laggards over the full 12-month period.

Market developments — Fixed Income

After a difficult 2013, U.S. Treasurys performed well in 2014, as global growth and inflation expectations were lowered, and investors became more risk-averse in light of economic uncertainties in Europe and China, falling global growth and inflation expectations, and the Fed’s current and expected tightening of U.S. monetary policy. Treasurys were also boosted by periodic geopolitical flareups, especially in Russia and Ukraine. The Treasury yield curve, which plots the current yield on Treasurys of different maturities (from as short as one month to as long as thirty years), flattened during the period. Shorter-term yields rose in response to expectations that the Fed would eventually begin hiking interest rates, while long-term yields fell on softening economic and inflation expectations. As a result, certain Funds benefitted from curve-flattening positions while short-duration positions detracted.

Inflation-linked bonds struggled for the most part. TIPS, which are impacted negatively by both rising interest rates and falling inflation, have generally underperformed since the spring of 2013. They did rebound somewhat in the first half of 2014 before selling off again in September, as inflation expectations fell while markets continued to expect higher interest rates in 2015. As a result, TIPS holdings detracted from some of our Funds’ results.

Spread sectors — areas of the market that offer a higher yield than government debt in return for assuming more credit risk (including corporate, mortgage-backed and asset-backed securities as well as bank loans) — once again outperformed over the reporting period. They experienced heightened volatility, however, especially during the third quarter of 2014, when they underperformed on geopolitical tensions, concerns about Fed tightening and a sharp increase in risk aversion.

Corporate debt performed well over the full 12-month period thanks to supportive economic fundamentals, healthy investor demand and limited new issuance. Within corporates, large financial issuers performed well thanks to several factors; they tend to benefit from a steep yield curve and, despite the curve flattening that occurred during the period, the yield curve remained steep relative to historic norms. Larger financial issuers tend to have better access to capital markets during periods of risk aversion and illiquidity, which we saw at times during in the third quarter of 2014. In this period, they also continued to strengthen their balance sheets in response to stronger financial regulations and their collective profitability continued to improve.

Non-agency mortgage-backed securities (“MBS”) continued to perform well, thanks to ongoing improvements in housing fundamentals, such as rising home prices and lower default rates. Demand for MBS also remained healthy while new supply was limited. Agency MBS performance was more mixed, as Fed purchases kept them close to fairly valued, while concerns about the Fed tapering its asset-purchase program caused periods of volatility. Commercial mortgage-backed securities (“CMBS”) did well, as commercial real estate enjoyed a dual tailwind of improving operating performance and rising property values. Asset-backed securities (“ABS”) also performed well, thanks to the continued improvement in auto sales and credit-card activity.

High-yield corporates (which are below investment grade and carry greater credit risk) performed well from October 2013 through June 2014 before encountering some turbulence. They were caught up in the flight-to-safety trade during July, rebounded strongly in August, and fell below their July lows during September in a volatile, saw-tooth fashion. Their full-year performance was still positive and, thanks to higher coupon income, better than the overall investment-grade fixed income market when measured by the BofA Merrill Lynch U.S. High Yield Constrained Index and the Barclays U.S. Aggregate Bond Index. Bank loans and collateralized loan obligations (“CLO”) exhibited return patterns similar to

SEI Institutional Managed Trust / Annual Report / September 30, 2014	3

high yield during the period. Strong new issuance in the space, reflecting improved lending activity, was met with robust investor demand. The floating-rate feature of most loan-related securities was attractive to investors who were concerned that the Fed would begin hiking rates in the near future.

Market developments — Commodities

After falling during the last quarter of 2013, commodity prices (as measured by the Reuters/Jefferies CRB Index, for example) rose during the first quarter of 2014 but then fell sharply between June and the end of September on slower growth in China, recession fears in the eurozone and a significantly stronger U.S. dollar. A spike in natural gas prices and renewed interest in gold during the first quarter of 2014 provided a sharp but short-lived reprieve. From the summer until the end of September 2014, commodities fell back to their October 2013 levels.

Our view

We believe the global economic recovery remains a work in progress. Economic expansions in North America and the U.K. seem to be well established, and we expect the Fed and the BoE to take cautious approaches toward policy normalization as long as inflation pressures remain subdued. In contrast to the extremely low levels of risk aversion seen for most of the Funds’ fiscal year, the more-normal volatility levels of the third quarter could remain in place as markets digest diverging central-bank policies and other causes of uncertainty.

On behalf of SEI, I want to thank you for your confidence in the SEI Institutional Managed Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

William Lawrence, CFA

Managing Director, Portfolio Management Team

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AQR Capital Management, LLC, AJO, L.P., Brown Advisory LLC, Jackson Square Partners, LLC, LSV Asset Management, and Waddell + Reed Investment Management Company. During the one-year period ending September 30, 2014 Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, and WestEnd Advisors, LLC were terminated from the Fund; Jackson Square Partners, LLC was hired.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Large Cap Fund, Class A, underperformed the Russell 1000 Index (the “Index”), returning 16.96% versus the Index return of 19.01%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, telecommunications and utilities stocks lagged. The Fund’s underweights to these two sectors boosted results for the period while stock selection in information technology dragged on results (mainly within hardware & equipment). Selection was also challenged in energy and consumer discretionary (particularly within media and consumer durables). As also observed in the shareholder letter, the largest companies in the benchmark led performance for the period; the Fund’s overweight exposure to smaller-capitalization stocks hurt performance as a result.

Stock selection across a few sectors weighed on Fund performance for the period, although sector allocations gave a marginal boost to results.

Over the full 12-month period, all of the Fund’s sub-advisers except for AQR Capital Management, LLC underperformed the benchmark.

Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Fund, Class A	16.96%	22.64%	14.60%	14.60%
Russell 1000 Index	19.01%	23.23%	15.90%	15.89%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 10/01/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AJO, L.P., Brandywine Global Investment Management LLC, Lazard Asset Management LLC and LSV Asset Management. During the one-year period ending September 30, 2014, Brandywine Global Investment Management was hired by the Fund and Tocqueville Asset Management, LP was terminated.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Large Cap Value Fund, Class A, underperformed the Russell 1000 Value Index (the “Index”), returning 18.55% versus the Index return of 18.89%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, information technology stocks performed well while utilities lagged. The Fund’s overweight to the information technology sector was beneficial, as was an underweight to utilities. Stock selection in the materials sector dragged on results, mainly within the paper segment. Selection in the consumer discretionary sector was also challenged within both the media and auto segments. As also observed in the shareholder letter, the largest companies in the benchmark led performance for the period; the Fund’s overweight exposure to smaller-capitalization stocks hurt performance as a result.

Stock selection across a few sectors weighed on Fund performance for the period, although sector allocations gave a marginal boost to results.

Over the full 12-month period, sub-advisers LSV Asset Management and Brandywine Global Investment Management outperformed the benchmark, while AJO, LP, Lazard Asset Management, LLC and Tocqueville Asset Management, LP underperformed.

Large Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Since Inception
Large Cap Value Fund, Class A	18.55%	23.80%	14.85%	7.16%	9.34%
Large Cap Value Fund, Class I	18.22%	23.51%	14.58%	6.91%	9.03%
Russell 1000 Value Index	18.89%	23.93%	15.26%	7.84%	10.17%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class A and Class I, versus the Russell 1000 Value Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 10/3/94 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Brown Advisory LLC, INTECH Investment Management, LLC, and Jackson Square Partners, LLC. During the one-year period ending September 30, 2014 Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, was terminated from the Fund, and Jackson Square Partners, LLC was hired.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Large Cap Growth Fund, Class A, underperformed the Russell 1000 Growth Index (the “Index”), returning 14.51% versus the Index return of 19.15%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, health care was a strong-performing sector, while consumer discretionary lagged. The Fund’s overweight to the former and underweight to the latter boosted results marginally. As also observed in the shareholder letter, the largest companies in the benchmark led performance for the period; the Fund’s overweight exposure to smaller-capitalization stocks hurt performance as a result.

Stock selection across a number of sectors detracted from Fund performance over the period. The most significant drag came from the strong-performing information technology sector, where selection was challenged in the technology hardware & equipment segment. The Fund’s sub-advisers also struggled with selection within the lagging energy and industrials sectors.

Over the full 12-month period, all of the Fund’s current sub-advisers underperformed the benchmark.

Large Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Growth Fund, Class A	14.51%	20.80%	14.85%	7.68%	8.00%
Large Cap Growth Fund, Class I	14.28%	20.53%	14.60%	7.43%	7.67%
Russell 1000 Growth Index	19.15%	22.45%	16.50%	8.94%	8.95%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class A and Class I, versus the Frank Russell 1000 Growth Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) aims to provide high long-term after-tax returns.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AQR Capital Management, LLC, AJO, L.P., Brown Advisory LLC, Jackson Square Partners, LLC, LSV Asset Management, Parametric Portfolio Associates LLC, and Waddell + Reed Investment Management Company. During the one-year period ending September 30, 2014, Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, and WestEnd Advisors, LLC were terminated from the Fund; Jackson Square Partners, LLC was hired.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Tax-Managed Large Cap Fund, Class A, underperformed the Russell 1000 Index (the “Index”), returning 17.63%, versus the Index return of 19.01%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, telecommunications and utilities lagged. The Fund’s underweights to those sectors boosted results as a result. Stock selection in information technology (primarily within software & services and hardware & equipment) dragged on results. Selection in financials was also challenged, particularly within the diversified financials segment. As also observed in the shareholder letter, the largest companies in the benchmark led performance for the period; the Fund’s overweight exposure to smaller-capitalization stocks hurt performance as a result.

Stock selection across a few sectors weighed on Fund performance for the period, although sector allocations gave a marginal boost to results.

Over the full 12-month period, all of the Fund’s sub-advisers except for AQR Capital Management, LLC and LSV Asset Management underperformed the benchmark.

Tax-Managed Large Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Large Cap Fund, Class A	17.63%	23.17%	15.06%	7.66%	5.11%
Tax-Managed Large Cap Fund, Class T‡	18.05%	23.53%	15.45%	8.01%	5.36%
Russell 1000 Index	19.01%	23.23%	15.90%	8.46%	6.19%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class A and Class T‡, versus the Russell 1000 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 3/5/98 and Class Y Shares were offered beginning 4/8/02. The performance of Class Y Shares prior to 4/8/02 is calculated using the performance of the fund’s Class A Shares adjusted for the lower expenses of the Class Y Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

‡	Effective August 7, 2014, Class Y shares were redesignated as Class T shares. This share class change had no impact on the Fund’s operations or investment policy.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (the “Fund”) seeks to achieve investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

II. Multi-Manager Approach Statement

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of September 30, 2014 was SSgA Funds Management, Inc. There were no sub-advisor changes during the period.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the S&P 500 Index Fund, Class A, underperformed the S&P 500 Index (the “Index”), returning 19.23% versus the Index return of 19.73%.

IV. Fund Attribution

The Fund’s performance followed a pattern similar to the performance of the S&P 500 Index since it invested in the same securities with generally the same weights. From a sector perspective, information technology and health care led the advance, while telecommunications, consumer discretionary and energy lagged materially.

S&P 500 Index Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class A	19.23%	22.51%	15.29%	7.70%	7.76%
S&P 500 Index Fund, Class I	18.95%	22.24%	15.04%	7.45%	7.47%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%	8.20%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class A and Class I, versus the S&P 500 Index

SEI Institutional Managed Trust / Annual Report / September 30, 2014	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

S&P 500 Index Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class E	19.42%	22.73%	15.49%	7.88%	10.55%
S&P 500 Index	19.73%	22.99%	15.70%	8.11%	8.20%

Comparison of Change in the Value of a $5,000,000 Investment in the S&P 500 Index Fund, Class E, versus the S&P 500 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 2/28/96. Class E shares were offered beginning 7/31/85. Class I shares were offered beginning 6/28/02. The performance of Class I Shares prior to 6/28/02 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Effective 7/31/97, the Board of Trustees approved the renaming of Class A and Class E shares to Class E and Class A shares, respectively. In addition, returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AllianceBernstein, L.P., AQR Capital Management, LLC, Fiduciary Management Associates, LLC, Integrity Asset Management, LLC, J.P. Morgan Investment Management Inc., Montibus Capital Management, LLC, Robeco Investment Management, Inc., and William Blair + Company LLC. During the one-year period ending September 30, 2014, Montibus Capital Management LLC changed its name from Timberline Asset Management LLC.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Small Cap Fund, Class A, outperformed the Russell 2000 Index (the “Index”), returning 4.38% versus the Index return of 3.93%.

IV. Fund Attribution

The Fund outperformed its benchmark through strong stock selection across a number of sectors. Sector positioning was neutral for the full period. As noted in the enclosed shareholder letter, within the Russell 2000 Index, utilities and health care were two of the top-performing sectors for the period. The Fund’s sub-advisers found ample opportunities within health care, especially in biotechnology. Results in industrials were strong; an overweight to and selection in transportation were especially helpful. The Fund struggled with stock selection in the information technology sector, particularly within the lagging software industry.

Five out of eight of the Fund’s sub-advisers outperformed over the full fiscal year, led by Integrity Asset Management, LLC and AQR Capital Management, LLC. J.P. Morgan Investment Management Inc. and William Blair & Company, LLC were the largest underperformers.

Small Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Small Cap Fund, Class A	4.38%	21.55%	13.38%	13.38%
Russell 2000 Index	3.93%	21.26%	14.29%	14.28%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 10/01/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Artisan Partners Limited Partnership, Fiduciary Management Associates, LLC, Lee Munder Capital Group LLC, LSV Asset Management, Martingale Asset Management, L.P., Robeco Investment Management, Inc., Security Capital Research + Management Incorporated, and William Blair + Company, LLC. No sub-advisers were added to or terminated from the Fund during the one-year period ending September 30, 2014.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Small Cap Value Fund, Class A, outperformed the Russell 2000 Value Index (the “Index”), returning 4.54% versus the Index return of 4.13%.

IV. Fund Attribution

The Fund outperformed its benchmark through strong stock selection across a number of sectors, while sector positioning detracted marginally. As noted in the enclosed shareholder letter, within the Russell 2000 Value Index, the consumer discretionary and telecommunications sectors lagged while health care and utilities performed well. The Fund’s underweight to consumer discretionary helped, but an underweight to the rallying utilities sector weighed on results. Strong stock selection in industrials was the most meaningful contributor to performance, with strong results in transportation and capital goods. Strong selection in the top-performing health care sector also boosted results, mainly through strong results within the health care equipment & services industry. The Fund’s sub-advisers were also able to add value through their stock selection in the telecommunications sector, despite the sector meaningfully lagging the Russell 2000 Value Index. Selection was weak in the materials sector, particularly in the packaging industry.

Five of the Fund’s eight sub-advisers outperformed the benchmark over the Fund’s fiscal year led by LSV Asset Management and Security Capital Research & Management Incorporated. Artisan Partners Limited Partnership and Robeco Investment Management, Inc. were the largest underperformers.

Small Cap Value Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Value Fund, Class A	4.54%	20.19%	12.93%	7.55%	10.39%
Small Cap Value Fund, Class I	4.29%	19.95%	12.69%	7.30%	10.06%
Russell 2000 Value Index	4.13%	20.61%	13.02%	7.25%	10.76%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class A and Class I, versus the Russell 2000 Value Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 12/20/94 and Class I Shares were offered beginning 2/11/02. The performance of Class I Shares prior to 2/11/02 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

12	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Small Cap Growth Fund

I. Objective

The Small Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AllianceBernstein, L.P., AQR Capital Management, LLC, Janus Capital Management, LLC, J.P. Morgan Investment Management Inc. and Montibus Asset Management, LLC. During the one-year period ending September 30, 2014, Montibus Capital Management, LLC changed its name from Timberline Asset Management, LLC.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Small Cap Growth Fund, Class A, outperformed the Russell 2000 Growth Index (the “Index”), returning 5.36% versus the Index return of 3.79%.

IV. Fund Attribution

The Fund outperformed its benchmark through strong stock selection across a number of sectors, while sector positioning had a neutral impact over the full period. As noted in the enclosed shareholder letter, in the Russell 2000 Growth Index, consumer discretionary and industrials lagged while consumer staples outperformed. As a result, the Fund’s underweight to discretionary stocks boosted results; however, this was offset by an underweight to staples. Stock selection was the predominant driver of results and was led by strong selection in health care sector, especially within biotechnology. Strong selection in industrials — especially capital goods and transportation — also boosted results, despite the sector lagging behind the Index. Selection within technology detracted, especially in semiconductors.

All but one of the Fund’s sub-advisers outperformed over the full fiscal year, led by AQR Capital Management LLC. J.P. Morgan Investment Management Inc. underperformed.

Small Cap Growth Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Growth Fund, Class A	5.36%	22.44%	15.00%	6.51%	9.20%
Small Cap Growth Fund, Class I	5.10%	22.15%	14.72%	6.24%	8.88%
Russell 2000 Growth Index	3.79%	21.91%	15.51%	9.03%	7.48%

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class A and Class I, versus the Russell 2000 Growth Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 4/20/92 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 08/06/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high long-term after-tax returns.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AllianceBernstein, L.P., J.P Morgan Investment Management Inc., Lee Munder Capital Group, LLC, Parametric Portfolio Associates LLC, Wellington Management Company, LLP and William Blair + Company, LLC. During the one-year period ending September 30, 2014, LSV Asset Management was terminated from the Fund.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Tax-Managed Small/Mid Cap Fund, Class A, underperformed the Russell 2500 Index (the “Index”), returning 8.44% versus the Index return of 8.97%

IV. Fund Attribution

As noted in the enclosed shareholder letter, within the Russell 2500 Index, healthcare led while technology lagged. The Fund underperformed its benchmark despite strong stock selection across a number of sectors; sector positioning had a neutral impact over the full period. Weak selection in consumer discretionary and telecommunications weighed on results, although strong selection in health care (especially in biotechnology and equipment & services) and information technology (hardware & equipment in particular) partially mitigated the impact.

Three out of the Fund’s seven sub-advisers outperformed over the full reporting period, led by LSV Asset Management and J.P. Morgan Investment Management Inc. AllianceBernstein, L.P., William Blair + Company, LLC and Parametric Portfolio Associates LLC were the largest underperformers.

Tax-Managed Small/Mid Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Small/Mid Cap Fund, Class A	8.44%	21.63%	14.80%	7.75%	6.67%
Russell 2500 Index	8.97%	22.80%	15.99%	9.45%	8.38%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class A, versus the Russell 2500 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Fund shares were offered beginning 10/31/00. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower

14	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of September 30, 2014: J.P. Morgan Investment Management Inc., Lee Munder Capital Group, LLC, and Quantitative Management Associates LLC. No sub-advisers were added to or terminated from the Fund during the one-year period ending September 30, 2014.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Mid-Cap Fund, Class A, underperformed the Russell Midcap Index (the “Index”), returning 15.28% versus the Index return of 15.83%.

IV. Fund Attribution

The Fund underperformed the Russell Midcap Index due to challenged stock selection and a headwind from sector allocation. As noted in the enclosed shareholder letter, healthcare and telecommunications were the best-performing sectors within the Russell Midcap Index while technology lagged. The Fund’s underweight in telecommunications detracted, offsetting the positive impact of an overweight to the health care sector. Within consumer staples, stock selection was especially challenged in the food, beverage & tobacco industry. Weak selection within consumer durables also detracted. Strong stock selection in the financials sector, primarily in real estate, was a bright spot, as was selection in health care (biotechnology and life sciences).

Sub-adviser Quantitative Management Associates LLC outperformed the Russell Midcap Index over the Fund’s full fiscal year. Lee Munder Capital Group, LLC underperformed, and J.P. Morgan Investment Management Inc. performed roughly in line with the Index.

Mid-Cap Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Mid-Cap Fund, Class A	15.28%	24.26%	15.86%	9.18%	10.21%
Mid-Cap Fund, Class I	15.01%	23.96%	15.58%	8.91%	9.90%
Russell Midcap Index	15.83%	23.79%	17.19%	10.34%	11.37%

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class A and Class I, versus the Russell Midcap Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 2/16/93 and Class I Shares were offered beginning 10/01/07. The performance of Class I Shares prior to 10/01/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

U.S. Managed Volatility Fund

I. Objective:

The U.S. Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AJO, L.P., Analytic Investors, LLC and LSV Asset Management.

III. Return vs. Benchmark:

For the fiscal year ending September 30, 2014, the U.S. Managed Volatility Fund, Class A, outperformed the Russell 3000 Index (the “Index”), returning 18.68% versus the Index return of 17.76%.

IV. Fund Attribution:

As noted in the enclosed shareholder letter, U.S. equity market investors’ risk appetites were somewhat volatile over the reporting period. Increasing optimism led to higher-volatility stocks in the Russell 3000 Index outperforming from the fourth quarter of 2013 into 2014, but later in the first quarter, this trend reversed dramatically. This pattern repeated in the second half of the Fund’s fiscal year, as lower-volatility names lagged in the second quarter but outperformed in the third. For the fiscal year, the Fund achieved its objective of earning returns similar to the stock market but with less volatility, as measured by standard deviation. The standard deviation of the Fund’s returns was 19% lower than that of the Index. (Standard deviation is a statistical measure of how widely returns are dispersed around their average). Although not normally expected in periods where the stock market rallies, the Fund outperformed the Russell 3000 Index, as lower-volatility stocks outperformed for the full 12-month period. From a sector perspective, strong stock selection in consumer staples, health care and industrials explain most of the outperformance. The Fund’s underweight to information technology and challenged selection in financials were the biggest detractors.

All three of the Fund’s sub-advisers outperformed the benchmark over the Fund’s fiscal year, led by LSV Asset Management.

16	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

U.S. Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class A	18.68%	20.14%	16.22%	8.87%
U.S. Managed Volatility Fund, Class I	18.35%	19.82%	15.94%	8.54%
Russell 3000 Index	17.76%	23.08%	15.78%	8.34%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class A and Class I, versus the Russell 3000 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 10/28/04 and Class I Shares were offered beginning 6/29/07. The performance of Class I Shares prior to 06/29/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Global Managed Volatility Fund

I. Objective:

The Global Managed Volatility Fund (the “Fund”) seeks capital appreciation with less volatility than the broad global equity markets.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Acadian Asset Management LLC and Analytic Investors, LLC. For the one-year period ending September 30, 2014, no sub-adviser changes were made in the Fund.

III. Return vs. Benchmark:

For the fiscal year ending September 30, 2014, the Global Managed Volatility Fund, Class A, underperformed the MSCI World 100% USD Hedged Index (the “Index”), returning 13.97% versus the Index return of 15.21%.

IV. Fund Attribution:

As noted in the enclosed shareholder letter, global equity markets performed well before enduring a September swoon at the end of the Funds’ reporting period. Global sector performance was mixed, with more cyclical sectors such as consumer discretionary, energy, materials and industrials underperforming. Regionally, the U.S. outperformed, while France and Japan were laggards. For the fiscal year, the Fund successfully reached its objective of smoothing market volatility, as measured by standard deviation. In currency-hedged terms, its standard deviation was approximately 30% lower than that of the MSCI World 100% USD Hedged Index. (Standard deviation is a statistical measure of how widely returns are dispersed around their average.) A low-risk strategy with a focus on reduced downside participation is normally expected to lag during stock-market rallies, but the Fund managed to outperform the MSCI World 100% USD Hedged Index over the full period. Underweights to more cyclical sectors—consumer discretionary, energy, materials and industrials—added value, while negative stock selection in health care hurt. An underweight to and stock selection in the U.S. detracted, while underweights to Japan and France, along with selection in the U.K., were beneficial.

Both of the Fund’s sub-advisers outperformed over the Fund’s fiscal year, with Acadian Asset Management LLC leading the way.

Derivatives were used by the Fund to equitize cash and hedge currency risk. They had a positive overall impact on returns.

18	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Global Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class A	13.97%	14.66%	10.54%	3.77%
Global Managed Volatility Fund, Class I	13.78%	14.38%	10.29%	3.48%
MSCI World 100% USD Hedged Index	15.21%	19.55%	11.53%	5.79%

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class A and Class I, versus the MSCI World 100% USD Hedged Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. The performance of Class I Shares prior to 06/29/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Tax-Managed Managed Volatility Fund

I. Objective:

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Multi-Manager Approach Statement:

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Analytic Investors LLC, AJO, L.P., and LSV Asset Management.

III. Return vs. Benchmark:

For the fiscal year ending September 30, 2014, the Tax-Managed Managed Volatility Fund, Class A, underperformed the Russell 3000 Index (the “Index”), returning 17.33% versus the Index return of 17.76%.

IV. Fund Attribution:

As noted in the enclosed shareholder letter, U.S. equity market investors’ risk appetites were somewhat volatile over the reporting period. Increasing optimism led to higher-volatility stocks outperforming from the fourth quarter of 2013 into 2014, but later in the first quarter, this trend reversed dramatically. This pattern repeated in the second half of the Fund’s fiscal year, as lower-volatility names lagged in the second quarter but outperformed in the third. For the fiscal year, the Fund achieved its objective of earning returns similar to the stock market but with less volatility, as measured by standard deviation. The standard deviation of the Fund’s returns was 19% lower than that of the Index. (Standard deviation is a statistical measure of how widely returns are dispersed around their average.) From a sector perspective, an underweight to consumer discretionary and an overweight to health care added value. Selection in industrials and consumer staples also helped significantly. An underweight to information technology and poor selection in financials detracted.

20	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Tax-Managed Managed Volatility Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Tax-Managed Managed Volatility Fund, Class A	17.33%	19.07%	15.81%	8.46%
Russell 3000 Index	17.76%	23.08%	15.78%	7.07%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class A, versus the Russell 3000 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Fund shares were offered beginning 12/20/07. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return, including current income and capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Center Square Investment Management (formerly, Urdang Capital Management Inc.) and Security Capital Research and Management, Inc. No sub-advisers were added to or terminated from the Fund during the one-year period ending September 30, 2014.

III. Return vs. Benchmark

For the fiscal year period ending September 30, 2014, the Real Estate Fund, Class A, underperformed the Wilshire U.S. Real Estate Securities Index (the “Index”), returning 12.63% versus the Index return of 13.48%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, within the Wilshire Real Estate Securities Index, the industrial and health care spaces lagged over the full-year period while hotel and residential REITS performed well. Security selection was positive in many segments, but the Fund underperformed due to sector allocations. The most significant detractors were underweights to the outperforming hotel and residential areas. An underweight to healthcare REITs and strong selection in the retail and office segments were beneficial.

Both of the Fund’s sub-advisers underperformed the benchmark during the Fund’s full fiscal year.

Real Estate Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Estate Fund, Class A	12.63%	14.99%	14.68%	7.68%	8.91%
Real Estate Fund, Class I	12.33%	14.73%	14.43%	7.44%	8.66%
Wilshire U.S. Real Estate Securities Index	13.48%	16.58%	15.96%	8.28%	9.42%

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class A and Class I, versus the Wilshire U.S. Real Estate Securities Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 11/13/03 and Class I Shares were offered beginning 10/01/07. The performance of Class I Shares prior to 10/01/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

22	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Enhanced Income Fund

I. Objective

The Enhanced Income Fund (the “Fund”) seeks to provide capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Ares Management LLC and Wellington Management Company, LLP. No manager changes were made during the fiscal year.

III. Return vs. Benchmark

For year fiscal year ended September 30, 2014, the Enhanced Income Fund, Class A, outperformed the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (the “Index”), returning 1.69% versus the Index return of 0.24%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, most spread sectors outperformed over the full period, although they suffered some volatility in the third quarter of 2014 and agency mortgage-backed securities struggled at times. Overall, the largest contributors to absolute and relative return were bank loans, non-agency mortgage backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”). The bank-loan market performed well over the period, as credit spreads narrowed across the board. In the fourth quarter of 2013 and first quarter of 2014, the Fund’s allocation to bank loans contributed to relative performance, as did an allocation to asset-backed securities (“ABS”). In ABS, autos, credit cards and equipment financing were particularly helpful. In the first quarter of 2014, the Fund’s allocations to non-agency MBS and CMBS were positive contributors, while the allocation to agency MBS detracted. In the second quarter of 2014, non-agency MBS positions continued to perform well and contributed to performance, as did positions in agency MBS. During the third quarter of 2014, the Fund’s meaningful exposure to bank loans detracted, but exposures to other high-quality spread sectors, such as non-agency MBS, were beneficial and helped to offset the losses in bank-loan holdings.

Both of the Fund’s sub-advisers outperformed the benchmark over the full fiscal year.

Enhanced Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Enhanced Income Fund, Class A	1.69%	3.15%	3.40%	(0.32)%
Enhanced Income Fund, Class I	1.44%	2.83%	3.10%	(0.65)%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index	0.24%	0.33%	0.32%	1.74%

Comparison of Change in the Value of a $100,000 Investment in the Enhanced Income Fund, Class A and Class I, versus the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 7/27/06 and Class I Shares were offered beginning 6/29/07. The performance of Class I Shares prior to 6/29/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Jennison Associates LLC, Metropolitan West Asset Management LLC, Wells Capital Management, Inc. and Western Asset Management Company. There were no manager changes during the period.

III. Return vs. Benchmark

For the fiscal year ended September 30, 2014, the Core Fixed Income Fund, Class A, outperformed the Barclays U.S. Aggregate Bond Index (the “Index”), returning 5.14% versus the Index return of 3.96%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, spread products outperformed over the full period, the yield curve flattened, and long-duration positioning worked well. The Fund’s overweight positions in corporate bonds, non-agency mortgage-backed securities and commercial mortgage-backed securities (“CMBS”) were the key drivers of performance. High-yield debt also outperformed investment-grade corporates, and the Fund’s allocation to below-investment-grade credits was positive as a result. Within CMBS, the sub-advisers have concentrated on higher-quality segments of the market. Non-agency mortgages continued to perform well thanks to an improving housing market, mortgage principal pay downs and a shrinking supply of these securities. The Fund’s yield-curve positioning (underweighting the front or short end and overweighting the long end of the curve in the belief that the yield curve will flatten) enhanced returns, as short-term yields rose and long-term yields declined. Duration exposure that was shorter than the benchmark subtracted from performance, as intermediate- and longer-term issues outperformed.

Over the full reporting period, all of the Fund’s sub-advisers outperformed the benchmark. Western Asset Management Company did best, followed by Metropolitan West Asset Management LLC, Wells Capital Management, Inc. and Jennison Associates LLC.

To obtain exposure to the CMBS sector, the Fund sometimes used credit default swaps to help partially hedge risks associated with these securities. These had a slightly positive effect on returns. Treasury futures were utilized to help manage the Fund’s duration and yield-curve exposure; these positions did not have a significant effect on performance.

Core Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class A	5.14%	4.16%	6.36%	5.09%	6.59%
Core Fixed Income Fund, Class I	4.91%	3.93%	6.13%	4.84%	6.18%
Barclays U.S. Aggregate Bond Index	3.96%	2.43%	4.12%	4.62%	6.80%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A and Class I, versus the Barclays U.S. Aggregate Bond Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 5/1/87 and Class I Shares were offered beginning 8/6/01. The performance of Class I Shares prior to 8/6/01 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

24	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

U.S. Fixed Income Fund

I. Objective

The U.S. Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: Jennison Associates LLC, J.P. Morgan Investment Management, Inc., Metropolitan West Asset Management LLC, Wells Capital Management Inc. and Western Asset Management Company. There were no manager changes in the period.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the U.S. Fixed Income Fund, Class A underperformed the Barclays U.S. Aggregate Bond Index (the “Index”), returning 3.91% versus the Index return of 3.96%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, spread products outperformed over the full period, the yield curve flattened, and long-duration positioning worked well. The Fund’s overweight positions in corporate bonds, non-agency mortgage-backed securities (non-agency MBS) and commercial mortgage-backed securities (“CMBS”) were the key drivers of performance. Within CMBS, the sub-advisers have concentrated on higher-quality segments of the market. Non-agency mortgages continued to perform well thanks to an improving housing market, mortgage principal pay downs and a shrinking supply of these securities. As also observed in the shareholder letter, large financial issuers performed well thanks to several factors, including a still-steep yield curve, access to liquidity in times of market stress, and strengthening balance sheets and profitability. The Fund’s overweight to these issuers generated positive results. The Fund’s yield-curve positioning (underweighting the front or short end and overweighting the long end of the curve in the belief that the yield curve will flatten) enhanced returns, as short-term yields rose and long-term yields declined. Duration exposure that was shorter than the benchmark subtracted from performance, as intermediate- and longer-term issues outperformed.

Over the full reporting period, all of the Fund’s sub-advisers outperformed the benchmark. Western Asset Management Company did best, followed by Wells Capital Management Incorporated, Jennison Associates LLC and Metropolitan West Asset Management LLC. J.P. Morgan Investment Management, Inc. lagged the other sub-advisers over the full year but performed best in the last quarter of the Fund’s fiscal year.

To obtain exposure to the CMBS sector, the Fund sometimes used credit default swaps to help partially hedge risks associated with these securities. These had a slightly positive effect on returns. Treasury futures were utilized to help manage the Fund’s duration and yield-curve exposure; return effects were neutral overall.

U.S. Fixed Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
U.S. Fixed Income Fund, Class A	3.91%	2.93%	4.66%	5.14%
Barclays U.S. Aggregate Bond Index	3.96%	2.43%	4.12%	4.59%

Comparison of Change in the Value of a $100,000 Investment in the U.S. Fixed Income Fund, Class A, versus the Barclays U.S. Aggregate Bond Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 7/2/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the “Fund”) seeks total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of September 30, 2014: Ares Management LLC, Benefit Street Partners, LLC, Brigade Capital Management, LLC, Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, and J.P. Morgan Investment Management Inc. Benefit Street Partners, LLC replaced Guggenheim Partners Investment Management, LLC during the period.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the High Yield Bond Fund, Class A, underperformed the BofA Merrill Lynch U.S. High Yield Constrained Index (the “Index”), returning 6.49% versus the Index return of 7.23%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, high-yield corporates and bank loans outperformed over the full period, although they suffered some volatility in the third quarter of 2014. The Fund’s allocation to collateralized loan obligations enhanced performance, as strong new issuance was met with robust demand, while steady economic growth and concerns about rising interest rates supported the asset class. (These securities typically have floating-rate features.) Within high yield, selection in the health-care sector added to returns, particularly within health facilities. Selection in the leisure sector also contributed, especially within gaming, where the Fund avoided losses associated with casino closings and a debt restructuring for a large gaming company. Selection in the wireless telecommunications was beneficial, as the Fund avoided bond losses associated with a large company bankruptcy filing. Detracting from performance were an underweight to and selection within the utility sector, especially within electric generation, where a large issuer rallied sharply despite filing for bankruptcy in the second quarter. Selection within the technology & electronics sector subtracted, particularly within software and services companies. An underweight to and selection in the wireline telecommunications sector also detracted from returns, primarily driven by a large underweight to a single outperforming company that benefitted from economic and market stabilization in the euro area.

Over the full fiscal year, three out of five of the Fund’s sub-advisers (excluding Benefit Street Partners LLC, as it was added during the period) outperformed, led by Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, and SIMC. (SIMC manages a portion of the Fund directly.) Ares Management LLC and J.P. Morgan Investment Management Inc. underperformed.

The Fund used derivatives throughout the one-year period ending September 30, 2014 to help manage duration, yield-curve positioning and spread duration more efficiently. Futures and credit default swaps were used for this purpose, and they had a modestly negative impact on Fund performance overall.

High Yield Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class A	6.49%	10.52%	11.14%	7.30%	7.64%
High Yield Bond Fund, Class I	5.81%	9.74%	10.24%	6.81%	7.33%
BofA Merrill Lynch U.S. High Yield Constrained Index	7.23%	10.94%	10.37%	8.21%	N/A

26	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class A and Class I, versus the BofA Merrill Lynch U.S. High Yield Constrained Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A Shares were offered beginning 1/11/95 and Class I Shares were offered beginning 10/01/07. The performance of Class I Shares prior to 10/01/07 is calculated using the performance of the fund’s Class A Shares adjusted for the higher expenses of the Class I Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Real Return Fund

I. Objective

The Real Return Fund’s (the “Fund”) objective is to provide return characteristics similar to Treasury Inflation Protected Securities (TIPS) with a maturity range of one to five years.

II. Multi-Manager Approach

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The Fund is managed by the SEI Fixed Income Portfolio Management Team.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Real Return Fund, Class A, underperformed the Barclays 1-5 Year U.S. TIPS Index (the “Index”), returning -0.30% versus the Index return of 0.22%.

IV. Fund Attribution

As noted in the enclosed shareholder letter, inflation-related assets such as TIPS struggled overall during the period. While the 5-year TIPS breakeven rate (a measure of expected consumer price inflation) increased early in the period, ultimately reaching 2.07% in the second quarter of 2014, it declined meaningfully to 1.64% by the end of the third quarter. This caused TIPS to underperform nominal Treasuries across the yield curve.

Real Return Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Real Return Fund, Class A	(0.30)%	0.20%	2.04%	2.31%
Barclays 1-5 Year U.S. TIPS Index	0.22%	0.66%	2.38%	2.73%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, versus the Barclays 1-5 Year U.S. TIPS Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 7/2/09. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect for waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

28	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Multi-Manager Approach Statement

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (Underlying Funds); and (ii) one or more investment sub-advisers. As of September 30, 2014, the Fund allocated its assets among unaffiliated funds only. In May 2014, the Fund terminated sub-adviser Turner Investments, LP (“Turner”).

III. Return vs. Benchmark

For the fiscal year ended September 30, 2014, the Multi-Strategy Alternative Fund, Class A, outperformed the benchmark BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (the “Index”), returning 3.45% versus 0.05% for the Index. Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Fund Attribution

As noted in the enclosed shareholder, homebuilder stocks lagged during the period, Europe’s economy began to struggle, and emerging markets rallied early in 2014. These developments worked against one the Fund’s macro-oriented long/short equity holdings, as it was betting on a stronger housing recovery and an economic recovery in Europe and against emerging markets at the start of 2014. As a result, that holding detracted from Fund performance. The largest positive contributor to the Fund’s returns was the equity-hedge strategy, followed by relative value and event driven. Tactical directional was eliminated in January, as volatile investor sentiment, driven by uncertainty around central bank policies, proved challenging for the strategy (although it was a marginally positive contributor to performance). As noted in the enclosed shareholder letter, steady U.S. economic growth supported U.S. stock-market performance, and our equity-hedge strategies benefitted as a result. As also noted in the shareholder letter, continued demand from yield-hungry investors supported spread products in fixed income markets; as a result, the Fund’s relative-value strategies generated solid returns. The event-driven strategy also performed well, as moderate economic growth helped support corporate merger-and-acquisition activity.

Turner made limited use of options contracts for hedging purposes, and this activity had a neutral impact on performance during the Fund’s fiscal year.

Multi-Strategy Alternative Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3 Year Return	Annualized Inception to Date
Multi-Strategy Alternative Fund, Class A	3.45%	2.76%	1.18%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index	0.05%	0.07%	0.10%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class A, versus the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 3/31/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	29

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund, (the “Fund”) seeks total return, including capital appreciation and income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AQR Capital Management, LLC and PanAgora Asset Management Inc. For the 12-month period ending September 30, 2014 there were no manager changes.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Multi-Asset Accumulation Fund, Class A, returned 9.11%. Its blended benchmark, 60% MSCI World Index (Net)(Hedged)(USD) and 40% Barclays Global Aggregate Index, Hedged (USD), returned 11.31% over the same period.

IV. Fund Attribution

Overall, the Fund performed well; however, it was slightly behind its blended benchmark for the year. As noted in the enclosed shareholder letter, government bonds performed well over the reporting period while inflation-related holdings struggled, and the U.S. dollar gained against foreign currencies toward the end of the period. The Fund’s nominal (non-inflation linked) sovereign bonds contributed positively to both absolute and relative performance, but the Fund’s inflation-related holdings were a drag on performance. Commodities, inflation-linked bonds and emerging-market currencies were big detractors from performance toward the end of the Fund’s fiscal year.

The Fund’s positive return in the fourth quarter of 2013 trailed its blended benchmark due to an underweight to developed-market equities, which performed well. First-quarter 2014 returns were positive and ahead of the benchmark, thanks mainly to an overweight to nominal sovereign bonds, which rallied on concerns over emerging-

market growth and geopolitical risks emanating from Russia and Ukraine. Out-of-benchmark exposures to commodities also drove outperformance. The Fund had positive performance in second quarter of 2014, with all major asset classes delivering positive returns, as the Fund benefitted from the low-volatility environment. In the third quarter of 2014, the Fund had modestly negative performance and underperformed the benchmark. The majority of underperformance came from out-of-benchmark inflation-related holdings — namely commodities, emerging-market currencies and U.S. Treasury inflation-protected securities.

Derivatives used in the reporting period included equity-index futures, bond-index futures, interest-rate swaps, commodity futures, total-return swaps and currency forwards. These derivatives are primarily used to provide cost-effective exposures to the desired asset classes. Derivatives had a meaningful impact on Fund performance in the period. Sovereign bond index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used to gain market exposure) positively contributed to performance, as interest rates declined over the period, boosting bond prices. Global equity futures, used specifically to gain exposure to U.S. equities, were also a meaningful contributor. The Fund also gained exposure to the commodities markets through investments in a wholly owned subsidiary (the “Subsidiary”). Specifically, the Subsidiary invested substantially in both commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the strategy. The commodity futures provided strategic exposure to a diversified mix of underlying commodities. This exposure was a negative contributor to total returns over the period. Forward contracts used to gain exposures to emerging-market currencies were a modestly negative contributor to absolute and benchmark-relative returns. Forward contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar; these exposures added slightly to performance.

30	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Multi-Asset Accumulation Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class A	9.11%	6.33%
MSCI World Index (Net)(Hedged)(USD)	15.21%	16.35%
Barclays Global Aggregate Index, Hedged (USD)	5.50%	3.78%
60/40 Hybrid consisting of the MSCI World Index (Net)(Hedged)(USD) and Barclays Global Aggregate Index, Hedged (USD)	11.31%	11.27%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class A, versus a 60/40 Hybrid of the following Indexes: the MSCI World Index (Net) (Hedged) (USD), and the Barclays Global Aggregate Index Hedged (USD)

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	31

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund, (the “Fund”) seeks total return with an emphasis on current income.

II. Multi-Manager Approach Statement

As of September 30, 2014, the Fund used a single sub-adviser, Guggenheim Investment Partners Investment Management, LLC, under the general supervision of SEI Investments Management Corporation (SIMC). For the 12-month period ending September 30, 2014, there were no manager changes.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Multi-Asset Income Fund, Class A, returned 6.19%. The blended benchmark, 45% Barclays U.S. Aggregate Bond Index, 40% BofA Merrill Lynch U.S. High Yield Constrained Index and 15% S&P 500 Index, returned 7.57% over the same period.

IV. Fund Attribution

Overall, the Fund provided a positive absolute return; however, it underperformed its blended benchmark. As noted in the enclosed shareholder letter, equities and longer-dated bonds performed well over the full reporting period. The primary drivers of the Fund’s underperformance were lower-than-benchmark duration and a lower-than-benchmark weight to equities. During the fourth quarter of 2013, the main detractor from relative performance was a lack of equity exposure and higher levels of cash. In the first quarter of 2014, the Fund modestly outperformed its benchmark, as opportunistic purchases of high-yield corporate, bank loans and asset-backed securities in January were rewarded during the quarter. The Fund had positive performance in the second quarter of 2014, but lagged the benchmark. Its duration of approximately one year, compared to the benchmark’s four years, detracted as bond yields fell. In the third quarter of 2014, performance was slightly negative, but the Fund outperformed its benchmark. High-yield exposure had been reduced, and this was rewarded as credit spreads widened. Bank loan and non-agency mortgage allocations, which fared better than non-investment grade corporates, also contributed to relative performance.

Derivatives used by the Fund primarily consisted of total-return swaps on equity indexes, interest-rate swaps and options on exchange-traded funds. These were employed for various purposes, including equity-market exposure to specific countries and sectors as well as interest-rate risk hedging. Derivatives had a minor impact on Fund performance. Interest-rate swaps, which were used to hedge duration risk in the portfolio for a portion of the reporting period, detracted slightly. Total-return swaps, used to gain exposure to the U.S. homebuilder and for-profit education industries, slightly detracted from performance.

Multi-Asset Income Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Multi-Asset Income Fund, Class A	6.19%	8.05%
Barclays U.S. Aggregate Bond Index	3.96%	2.11%
BofA Merrill Lynch U.S. High Yield Constrained Index	7.23%	8.56%
S&P 500 Index	19.73%	17.94%
45/40/15 Hybrid consisting of the Barclays U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield Constrained Index and S&P 500 Index	7.57%	7.00%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class A, versus a 45/40/15 Hybrid of the following Indexes: the Barclays U.S. Aggregate Bond Index, the BofA Merrill Lynch U.S. High Yield Constrained Index, and the S&P 500 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

32	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation Managed Fund, (the “Fund”) seeks total return exceeding the rate of inflation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of September 30, 2014: AllianceBernstein, L.P. and QS Investors, LLC. During the 12-month period ending September 30, 2014, QS Investors, LLC was added as a sub-adviser to the Fund.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Multi-Asset Inflation Managed Fund, Class A, returned -0.32%. The blended benchmark, 70% Barclays 1-5 Year U.S. TIPS Total Return Index, 20% Bloomberg Commodity Index Total Return Index and 10% Russell 1000 Low Volatility Index, returned 0.60% over the same period.

IV. Fund Attribution

As noted in the enclosed shareholder letter, inflation-sensitive assets, including commodities and Treasury Inflation-Protected Securities (“TIPS”), struggled over the full reporting period. Along with its TIPS allocation, the Fund’s equity-market hedge detracted from performance in the fourth quarter of 2013, as TIPS underperformed and equities performed well. Commodities exposures were positive at the start of 2014 but detracted through the end of September. In the second quarter of 2014, the Fund’s equity sector long/short strategy was the biggest contributor to performance, thanks to significant exposure to energy stocks, which outperformed in the quarter. While the commodities sector was flat, commodity allocations added value in the second quarter. In the third quarter of 2014, the Fund posted a negative total return, as inflation-sensitive assets performed poorly. However, it outperformed its blended benchmark thanks to the inflation-equity long/short strategy.

The Fund utilized derivatives (specifically commodity futures, bond-index futures and total-return swaps) which meaningfully impacted performance over the reporting period. A short position in U.S. Treasury futures was used to hedge duration (interest-rate sensitivity) risk for a portion of the Fund’s corporate-bond exposure. This hedge slightly detracted from total returns, as interest rates fell. A short position in U.S. equity total-return swaps was used to hedge equity-market risk for a portion of the Fund’s long equity positions. This hedge detracted from total returns, as equity market returns were positive. The Fund also gained exposure to the commodities markets through investments in a wholly owned subsidiary (the “Subsidiary”). Specifically, the Subsidiary invested substantially in commodity futures, which are a key element of the strategy. These futures provide strategic exposure to a diversified mix of underlying commodities. This exposure detracted from total returns over the period. Forward-currency contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar and had a slightly positive effect on performance.

Multi-Asset Inflation Managed Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Multi-Asset Inflation Managed Fund, Class A	(0.32)%	(2.11)%
Barclays 1-5 Year U.S. TIPS Index	0.22%	(0.13)%
Bloomberg Commodity Index Total Return Index*	(6.58)%	(6.70)%
Russell 1000 Low Volatility Index*	18.43%	16.69%
MSCI All Country World Commodity Producers Index*	3.61%	0.90%
70/20/10 Hybrid consisting of the Barclays 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index Total Return Index* and Russell 1000 Low Volatility Index*	0.60%	0.21%

SEI Institutional Managed Trust / Annual Report / September 30, 2014	33

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Multi-Asset Inflation Managed Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class A, versus a 70/20/10 Hybrid of the following Indexes: the Barclays 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index Total Return Index*, Russell 1000 Low Volatility Index* and MSCI All Country World Commodity Producers Index*:

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

*	The Fund has changed its benchmark from including the MSCI All Country World Commodity Producers Index to including the Bloomberg Commodity Index Total Return Index and Russell 1000 Low Volatility Index. These Indexes more closely align with the strategy and investments of the Fund.

34	SEI Institutional Managed Trust / Annual Report / September 30, 2014

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI INSTITUTIONAL MANAGED TRUST — SEPTEMBER 30, 2014

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund, (the “Fund”) attempts to manage the risk of loss while providing current income and an opportunity for capital appreciation. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period.

II. Multi-Manager Approach Statement

As of September 30, 2014, the Fund used a single sub-adviser, AllianceBernstein, L.P., under the general supervision of SEI Investments Management Corporation (“SIMC”). For the 12-month period ending September 30, 2014, there were no manager changes.

III. Return vs. Benchmark

For the fiscal year ending September 30, 2014, the Multi-Asset Capital Stability Fund, Class A, returned 3.37%. The blended benchmark, 95% Barclays 1-3 Year Government/Credit Index and 5% S&P 500 Index, returned 1.67% over the same period.

IV. Fund Attribution

As noted in the enclosed shareholder letter, interest rates rose on rising economic optimism at the start of the reporting period, and global equities and longer-dated sovereign bonds performed well for most of 2014. Fund performance was challenged at the start of the period by rising U.S. interest rates due to the longer-average-maturity and higher interest-rate sensitivity of the Fund’s fixed-income holdings. Overweight exposures to equities and longer-dated sovereign bonds during 2014 had a positive impact overall.

Derivatives used in the reporting period included credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps and currency forwards. These derivatives were primarily used to provide cost-effective exposures to desired asset classes, and they meaningfully impacted Fund performance. Sovereign bond-index futures and interest-rate swaps were the biggest positive contributors to performance, as interest rates declined (meaning that bond prices rose) over most of the period. Bond futures tend to exhibit longer duration (greater sensitivity to interest rates) than the benchmark, and longer-duration exposures are typically positively impacted by falling interest rates. Stock-index futures (used to obtain stock-market market exposure), primarily U.S. stocks, also contributed positively to total returns over the period, as the U.S. market performed well. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed modestly to returns. Forward contracts on developed-market currencies were principally used to hedge foreign-currency risk relative to the U.S. dollar; the effect of these was largely neutral over the reporting period.

Multi-Asset Capital Stability Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized Inception to Date
Multi-Asset Capital Stability Fund, Class A	3.37%	1.41%
Barclays 1-3 Year U.S. Government/Credit Index	0.77%	0.85%
S&P 500 Index	19.73%	17.94%
95/5 Hybrid consisting of Barclays 1-3 Year U.S. Government/Credit Index and S&P 500 Index	1.67%	1.66%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, versus a 95/5 Hybrid of the following Indexes: the Barclays 1-3 Year Government/Credit Index, and the S&P 500 Index

[1]

For the period ended 9/30/14. Past performance is no indication of future performance. Class A shares were offered beginning 4/09/12. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	35

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 94.2%

Consumer Discretionary — 11.3%
Discovery Communications, Cl C*	0.6%	451,729	$16,840
L Brands	0.6	242,225	16,224
Liberty Media - Interactive, Cl A*	0.7	606,884	17,308
priceline.com*	0.7	16,625	19,262
Starbucks	0.6	190,843	14,401
Time Warner Cable, Cl A	0.5	98,780	14,174
Other Securities	7.6		194,941

			293,150

Consumer Staples — 7.6%
Anheuser-Busch InBev	0.6	136,332	15,112
Costco Wholesale	0.8	162,549	20,371
Mead Johnson Nutrition, Cl A	0.9	234,205	22,535
Philip Morris International	0.6	182,800	15,245
Walgreen	0.7	313,475	18,580
Other Securities	4.0		104,544

			196,387

Energy — 10.8%
Chevron	0.9	186,300	22,229
EOG Resources	0.9	236,700	23,438
Exxon Mobil	1.2	321,100	30,200
Noble Energy	0.6	210,040	14,358
Phillips 66	0.9	287,890	23,408
Schlumberger, Cl A	0.6	142,657	14,507
Other Securities	5.7		150,145

			278,285

Financials — 15.4%
American International Group	1.1	499,000	26,956
Bank of America	1.0	1,464,100	24,963
Charles Schwab	0.6	522,814	15,366

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Citigroup	1.0%	493,310	$25,563
Crown Castle International†	0.8	252,575	20,340
JPMorgan Chase	1.2	502,000	30,241
Wells Fargo	1.0	507,900	26,345
Other Securities	8.7		226,781

			396,555

Health Care — 14.8%
Allergan	1.1	165,235	29,443
Biogen Idec*	0.7	58,480	19,346
Celgene, Cl A*	1.1	294,450	27,908
Express Scripts Holding*	0.8	275,720	19,474
Gilead Sciences*	0.8	193,278	20,574
Humana	0.8	168,030	21,893
Pfizer	0.7	567,857	16,792
Shire ADR	0.8	74,640	19,335
WellPoint	0.6	132,010	15,791
Other Securities	7.4		192,709

			383,265

Industrials — 8.0%
Canadian Pacific Railway	0.9	113,500	23,548
Northrop Grumman	0.6	120,850	15,923
Other Securities	6.5		166,487

			205,958

Information Technology — 20.5%
Adobe Systems*	1.0	384,680	26,616
Apple	0.9	235,084	23,685
Applied Materials	0.8	938,090	20,272
eBay*	0.9	386,325	21,878
Facebook, Cl A*	0.6	205,760	16,263
Google, Cl A*	0.7	29,398	17,298
Google, Cl C*	0.7	32,698	18,879
Intel	0.7	538,300	18,744
MasterCard, Cl A	1.4	481,030	35,558
Microsoft	1.4	751,450	34,837
Qualcomm	1.3	443,130	33,133
Visa, Cl A	1.3	161,841	34,532
Western Digital	0.6	162,800	15,844
Other Securities	8.2		212,223

			529,762

Materials — 3.0%
Dow Chemical, Cl A	0.6	273,950	14,366
Other Securities	2.4		64,217

			78,583

Telecommunication Services — 0.8%
AT&T	0.7	478,400	16,859
Other Securities	0.1		3,353

			20,212

36	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 2.0%
Other Securities	2.0%		$51,100

Total Common Stock (Cost $1,839,156) ($ Thousands)			2,433,257

AFFILIATED PARTNERSHIP — 2.4%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	2.4	61,199,504	61,200

Total Affiliated Partnership (Cost $61,200) ($ Thousands)			61,200

CASH EQUIVALENTS — 5.7%
SEI Daily Income Trust, Prime Obligation Fund Cl A 0.010%**††	5.6	145,995,442	145,995
Other Securities	0.1		1,816

Total Cash Equivalents (Cost $147,811) ($ Thousands)			147,811

U.S. TREASURY OBLIGATIONS (C) — 0.2%
Other Securities	0.2		4,993

Total U.S. Treasury Obligations (Cost $4,993) ($ Thousands)			4,993

Total Investments — 102.5% (Cost $2,053,160) ($ Thousands)			$2,647,261

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	954	Dec-2014	$(762)
S&P Mid 400 Index E-MINI	97	Dec-2014	(529)

			$(1,291)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $2,581,944 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.
†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan at September 30, 2014 was $58,715 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $61,200 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. ‘‘Other Securities’’ represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (‘‘SEC’’). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,433,257	$—	$—	$2,433,257
Affiliated Partnership	—	61,200	—	61,200
Cash Equivalents	147,811	—	—	147,811
U.S. Treasury Obligations	—	4,993	—	4,993

Total Investments in Securities	$2,581,068	$66,193	$—	$2,647,261

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(1,291)	$—	$—	$(1,291)

Total Other Financial Instruments	$(1,291)	$—	$—	$(1,291)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	37

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 96.5%‡

Consumer Discretionary — 9.8%
DIRECTV*	0.9%	152,670	$13,209
Foot Locker, Cl A	0.6	157,200	8,748
General Motors	0.6	313,274	10,006
Macy’s	0.9	229,060	13,327
Toyota Motor ADR	0.9	118,400	13,915
Viacom, Cl B	0.8	171,250	13,176
Other Securities	5.1		78,269

			150,650

Consumer Staples — 4.8%
CVS Health	0.6	122,000	9,710
Kroger	0.6	185,040	9,622
Other Securities	3.6		54,600

			73,932

Energy — 12.9%
Apache	0.6	93,000	8,730
BP ADR	0.6	214,104	9,410
Canadian Natural Resources	0.5	215,000	8,351
Chevron	2.1	271,700	32,419
Exxon Mobil	1.9	310,800	29,231
Halliburton	0.9	214,640	13,847
Marathon Petroleum	0.8	143,680	12,165
Occidental Petroleum	0.8	120,300	11,567
Other Securities	4.7		72,660

			198,380

Financials — 26.8%
Allstate	1.0	252,720	15,509
American International Group	1.0	274,580	14,833
Bank of America	0.9	819,100	13,966
Berkshire Hathaway, Cl B*	0.7	81,300	11,231
Capital One Financial	0.7	123,990	10,120
Citigroup	2.0	606,100	31,408

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Discover Financial Services	0.6%	154,620	$9,956
Everest Re Group	0.7	68,700	11,130
Hartford Financial Services Group	0.6	249,800	9,305
JPMorgan Chase	3.4	862,100	51,933
KeyCorp	0.5	603,870	8,050
Lincoln National	0.6	165,560	8,871
MetLife	1.4	392,800	21,101
PNC Financial Services Group	0.6	109,400	9,362
Travelers	0.6	98,000	9,206
Wells Fargo	2.6	757,580	39,296
Other Securities	8.9		137,312

			412,589

Health Care — 11.4%
Aetna, Cl A	0.6	113,300	9,177
Johnson & Johnson	0.6	79,900	8,516
Merck	0.7	180,100	10,676
Pfizer	2.1	1,093,600	32,338
United Therapeutics*	0.5	63,720	8,198
WellPoint	1.1	144,830	17,325
Other Securities	5.8		88,194

			174,424

Industrials — 9.0%
Delta Air Lines, Cl A	0.6	261,300	9,446
General Electric	1.2	681,900	17,470
Northrop Grumman	0.7	85,050	11,206
Other Securities	6.5		99,764

			137,886

Information Technology — 11.0%
Cisco Systems	1.7	1,027,600	25,865
Intel	1.0	446,300	15,540
Microsoft	0.6	208,700	9,675
Western Digital	0.9	143,570	13,972
Other Securities	6.8		104,304

			169,356

Materials — 4.1%
Other Securities	4.1		63,164

Telecommunication Services — 3.1%
AT&T	1.3	564,950	19,909
China Mobile	0.7	179,600	10,552
Verizon Communications	0.8	261,300	13,062
Other Securities	0.3		4,502

			48,025

38	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 3.6%
American Electric Power	0.8%	238,410	$12,448
Entergy	0.5	107,980	8,350
Other Securities	2.3		34,031

			54,829

Total Common Stock (Cost $1,186,222) ($ Thousands)			1,483,235

AFFILIATED PARTNERSHIP — 4.0%
SEI Liquidity Fund, L.P. 0.080%**† (B)	4.0	60,837,827	60,838

Total Affiliated Partnership (Cost $60,838) ($ Thousands)			60,838

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	3.2	49,137,192	49,137

Total Cash Equivalent (Cost $49,137) ($ Thousands)			49,137

U.S. TREASURY OBLIGATIONS (C) — 0.1%
Other Securities	0.1		2,059

Total U.S. Treasury Obligations (Cost $2,059) ($ Thousands)			2,059

Total Investments — 103.8% (Cost $1,298,256) ($ Thousands)			$1,595,269

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	7	Dec-2014	$(20)
S&P 500 Index E-MINI	347	Dec-2014	(482)

			$(502)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,536,999 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan at September 30, 2014 was $58,714 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $60,838 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. ‘‘Other Securities’’ represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (‘‘SEC’’). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,483,235	$—	$—	$1,483,235
Affiliated Partnership	—	60,838	—	60,838
Cash Equivalent	49,137	—	—	49,137
U.S. Treasury Obligations	—	2,059	—	2,059

Total Investments in Securities	$1,532,372	$62,897	$—	$1,595,269

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(502)	$—	$—	$(502)

Total Other Financial Instruments	$(502)	$—	$—	$(502)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	39

SUMMARY SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 98.7%‡

Consumer Discretionary — 12.8%
Discovery Communications, Cl A*	0.7%	271,053	$10,246
Discovery Communications, Cl C*	1.4	584,334	21,784
L Brands	1.3	296,675	19,871
Liberty Media - Interactive, Cl A*	1.4	741,997	21,162
Liberty TripAdvisor Holdings, Cl A*	0.0	12,500	424
Liberty Ventures, Ser A*	0.1	12,500	474
Nike, Cl B	0.9	152,000	13,559
priceline.com*	1.3	17,725	20,536
Starbucks	1.1	228,934	17,275
Other Securities	4.6		73,645

			198,976

Consumer Staples — 9.3%
Costco Wholesale	0.7	88,975	11,150
Estee Lauder, Cl A	1.0	210,063	15,696
Mead Johnson Nutrition, Cl A	1.2	190,820	18,361
Walgreen	1.4	371,750	22,034
Whole Foods Market	0.9	370,105	14,105
Other Securities	4.1		63,357

			144,703

Energy — 8.2%
Core Laboratories	0.9	92,146	13,486
EOG Resources	1.6	253,900	25,141
FMC Technologies*	1.1	303,377	16,476
Kinder Morgan	0.6	253,675	9,726
Schlumberger, Cl A	1.1	172,512	17,543
Williams	1.2	335,000	18,542
Other Securities	1.7		26,137

			127,051

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Financials — 6.3%
Charles Schwab	1.5%	793,013	$23,306
Crown Castle International†	1.6	300,000	24,159
IntercontinentalExchange Group	0.9	74,225	14,478
Other Securities	2.3		36,423

			98,366

Health Care — 15.6%
Allergan	1.8	160,750	28,644
Celgene, Cl A*	2.1	347,100	32,898
Covance*	0.7	138,724	10,918
DaVita HealthCare Partners*	0.9	194,768	14,245
Express Scripts Holding*	1.5	319,840	22,590
Gilead Sciences*	1.5	208,322	22,176
Intuitive Surgical*	1.1	38,487	17,774
Novo Nordisk ADR	1.0	327,385	15,590
Perrigo	0.6	67,750	10,175
Other Securities	4.4		67,839

			242,849

Industrials — 11.6%
3M	0.9	101,900	14,437
Danaher, Cl A	1.2	242,314	18,411
Fastenal, Cl A	0.8	289,647	13,005
Stericycle, Cl A*	1.1	151,246	17,629
Other Securities	7.6		116,840

			180,322

Information Technology — 30.0%
Adobe Systems*	1.1	239,525	16,573
Amphenol, Cl A	1.2	193,728	19,346
Apple	2.3	356,554	35,923
Automatic Data Processing	0.8	158,700	13,185
Baidu ADR*	0.8	57,200	12,483
eBay*	1.7	473,250	26,800
Equinix*	1.1	80,925	17,195
Google, Cl A*	1.5	38,986	22,940
Google, Cl C*	1.5	39,136	22,595
Intuit	1.3	221,900	19,450
MasterCard, Cl A	1.6	338,400	25,015
Microsoft	2.1	702,300	32,559
Qualcomm	2.8	572,373	42,796
Salesforce.com*	0.9	241,773	13,909
Visa, Cl A	3.0	216,709	46,239
Other Securities	6.3		100,970

			467,978

40	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Materials — 4.4%
Ecolab	1.6%	215,784	$24,779
Other Securities	2.8		44,592

			69,371

Telecommunication Services — 0.3%
Other Securities	0.3		4,834

Utilities — 0.2%
Other Securities	0.2		2,434

Total Common Stock (Cost $1,202,856) ($ Thousands)			1,536,884

AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	3.0	47,416,649	47,417

Total Affiliated Partnership (Cost $47,417) ($ Thousands)			47,417

CASH EQUIVALENTS — 1.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	1.4	21,336,432	21,336
Other Securities	0.1		2,464

Total Cash Equivalents (Cost $23,800) ($ Thousands)			23,800

U.S. TREASURY OBLIGATIONS (C) — 0.1%
Other Securities	0.1		1,594

Total U.S. Treasury Obligations (Cost $1,594) ($ Thousands)			1,594

Total Investments — 103.3% (Cost $1,275,667) ($ Thousands)			$1,609,695

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	19	Dec-2014	$(100)
S&P 500 Index E-MINI	142	Dec-2014	(112)

			$(212)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,557,968 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan at September 30, 2014 was $46,000 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $47,417 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

Ser — Series

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. ‘‘Other Securities’’ represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (‘‘SEC’’). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,536,884	$—	$—	$1,536,884
Affiliated Partnership	—	47,417	—	47,417
Cash Equivalents	23,800	—	—	23,800
U.S. Treasury Obligations	—	1,594	—	1,594

Total Investments in Securities	$1,560,684	$49,011	$—	$1,609,695

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(212)	$—	$—	$(212)

Total Other Financial Instruments	$(212)	$—	$—	$(212)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	41

SUMMARY SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 94.6%

Consumer Discretionary — 11.5%
Harley-Davidson, Cl A	0.5%	278,957	$16,235
Liberty Media - Interactive, Cl A*	0.5	569,028	16,229
Nike, Cl B	0.7	249,213	22,230
priceline.com*	0.6	15,768	18,268
Other Securities	9.2		283,498

			356,460

Consumer Staples — 7.6%
Costco Wholesale	0.8	190,219	23,838
CVS Health	0.7	260,343	20,721
Mead Johnson Nutrition, Cl A	0.7	211,348	20,336
Tyson Foods, Cl A	0.5	381,578	15,023
Walgreen	0.5	281,641	16,693
Other Securities	4.4		139,046

			235,657

Energy — 10.5%
Chevron	1.0	248,643	29,668
ConocoPhillips	0.6	257,902	19,735
EOG Resources	0.9	272,227	26,956
Exxon Mobil	1.2	394,419	37,095
Noble Energy	0.5	234,453	16,027
Phillips 66	0.9	342,900	27,881
Schlumberger, Cl A	0.6	169,851	17,272
Williams	0.5	298,651	16,530
Other Securities	4.3		133,325

			324,489

Financials — 15.9%
American International Group	0.9	531,198	28,695
Bank of America	0.7	1,261,847	21,515
Capital One Financial	0.5	188,167	15,358
Citigroup	0.9	505,196	26,179

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Crown Castle International†	0.9%	321,932	$25,925
Discover Financial Services	0.6	300,119	19,325
JPMorgan Chase	0.9	474,451	28,581
Wells Fargo	1.0	571,346	29,636
Other Securities	9.5		297,108

			492,322

Health Care — 14.3%
Allergan	0.9	165,605	29,509
Amgen, Cl A	0.7	144,948	20,359
Biogen Idec*	0.8	79,044	26,149
Celgene, Cl A*	1.0	336,014	31,848
Express Scripts Holding*	0.7	289,070	20,417
Gilead Sciences*	0.8	231,849	24,680
Humana	0.6	142,839	18,610
Johnson & Johnson	0.6	181,443	19,340
Pfizer	0.8	803,311	23,754
Shire ADR	0.7	84,071	21,778
Other Securities	6.7		206,021

			442,465

Industrials — 8.9%
Canadian Pacific Railway	0.9	137,739	28,577
Northrop Grumman	0.7	156,994	20,686
Raytheon	0.5	160,818	16,342
Other Securities	6.8		210,126

			275,731

Information Technology — 20.3%
Adobe Systems*	1.3	592,523	40,997
Apple	1.2	371,259	37,404
Applied Materials	0.6	865,500	18,703
Facebook, Cl A*	0.9	356,099	28,146
Google, Cl A*	0.6	29,979	17,640
Google, Cl C*	0.9	46,906	27,082
MasterCard, Cl A	1.2	505,598	37,374
Microsoft	1.3	883,147	40,943
Qualcomm	1.3	534,150	39,938
Visa, Cl A	1.3	188,618	40,246
Western Digital	0.7	230,097	22,393
Other Securities	9.0		275,659

			626,525

Materials — 3.4%
LyondellBasell Industries, Cl A	0.7	197,175	21,425
Other Securities	2.7		82,366

			103,791

Telecommunication Services — 0.6%
Other Securities	0.6		17,394

42	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 1.6%
Other Securities	1.6%		$48,181

Total Common Stock (Cost $1,758,450) ($ Thousands)			2,923,015

AFFILIATED PARTNERSHIP — 3.4%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	3.4	106,036,456	106,036

Total Affiliated Partnership (Cost $106,036) ($ Thousands)			106,036

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	5.4	166,898,018	166,898

Total Cash Equivalent (Cost $166,898) ($ Thousands)			166,898

U.S. TREASURY OBLIGATIONS (C) — 0.2%
Other Securities	0.2		5,407

Total U.S. Treasury Obligations (Cost $5,406) ($ Thousands)			5,407

Total Investments — 103.6% (Cost $2,036,790) ($ Thousands)			$3,201,356

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	1,000	Dec-2014	$(788)
S&P Mid 400 Index E-MINI	101	Dec-2014	(567)

			$(1,355)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $3,090,311 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan at September 30, 2014 was $101,757 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $106,036 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. ‘‘Other Securities’’ represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (‘‘SEC’’). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,923,015	$—	$—	$2,923,015
Affiliated Partnership	—	106,036	—	106,036
Cash Equivalent	166,898	—	—	166,898
U.S. Treasury Obligations	—	5,407	—	5,407

Total Investments in Securities	$3,089,913	$111,443	$—	$3,201,356

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(1,355)	$—	$—	$(1,355)

Total Other Financial Instruments	$(1,355)	$—	$—	$(1,355)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	43

SUMMARY SCHEDULE OF INVESTMENTS

S&P 500 Index Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 99.1%

Consumer Discretionary — 11.6%
Amazon.com, Cl A*	0.7%	52,900	$17,057
Comcast, Cl A	0.8	361,722	19,453
Home Depot	0.7	188,096	17,256
McDonald’s	0.5	137,170	13,005
Walt Disney	0.8	220,727	19,651
Other Securities	8.1		200,397

			286,819

Consumer Staples — 9.5%
Altria Group	0.5	277,156	12,733
Coca-Cola	0.9	551,706	23,536
CVS Health	0.5	161,835	12,880
PepsiCo	0.8	210,585	19,603
Philip Morris International	0.8	218,265	18,203
Procter & Gamble	1.3	378,501	31,696
Wal-Mart Stores	0.7	220,644	16,873
Other Securities	4.0		98,283

			233,807

Energy — 9.6%
Chevron	1.3	265,478	31,677
ConocoPhillips	0.5	171,843	13,149
Exxon Mobil	2.3	596,298	56,082
Schlumberger, Cl A	0.7	181,143	18,420
Other Securities	4.8		118,245

			237,573

Financials — 16.1%
American Express	0.4	125,715	11,005
American International Group	0.4	199,308	10,767
Bank of America	1.0	1,469,928	25,062
Berkshire Hathaway, Cl B*	1.4	254,847	35,205
Citigroup	0.9	423,708	21,956
JPMorgan Chase	1.3	525,757	31,672

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Wells Fargo	1.4%	664,163	$34,450
Other Securities	9.3		229,106

			399,223

Health Care — 13.8%
AbbVie	0.5	222,346	12,843
Amgen, Cl A	0.6	106,155	14,910
Biogen Idec*	0.4	33,000	10,917
Bristol-Myers Squibb	0.5	231,575	11,852
Gilead Sciences*	0.9	211,244	22,487
Johnson & Johnson	1.7	394,282	42,026
Merck	1.0	403,244	23,904
Pfizer	1.1	886,391	26,211
UnitedHealth Group	0.5	135,747	11,708
Other Securities	6.6		163,786

			340,644

Industrials — 10.2%
3M	0.5	90,482	12,819
Boeing	0.5	93,632	11,927
General Electric	1.4	1,402,774	35,939
Union Pacific	0.5	125,388	13,594
United Technologies	0.5	118,832	12,549
Other Securities	6.8		165,857

			252,685

Information Technology — 19.5%
Apple	3.4	837,317	84,360
Cisco Systems	0.7	712,604	17,936
Facebook, Cl A*	0.9	272,600	21,546
Google, Cl A*	0.9	39,663	23,338
Google, Cl C*	0.9	39,663	22,900
Intel	1.0	692,015	24,096
International Business Machines	1.0	129,637	24,609
Microsoft	2.1	1,152,093	53,411
Oracle, Cl B	0.7	454,488	17,398
Qualcomm	0.7	234,232	17,514
Visa, Cl A	0.6	68,772	14,674
Other Securities	6.6		159,918

			481,700

Materials — 3.4%
Other Securities	3.4		84,703

Telecommunication Services — 2.4%
AT&T	1.0	724,940	25,547
Verizon Communications	1.2	579,448	28,967
Other Securities	0.2		5,103

			59,617

44	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 3.0%
Other Securities	3.0%		$73,884

Total Common Stock (Cost $983,457) ($ Thousands)			2,450,655

AFFILIATED PARTNERSHIP — 2.2%
SEI Liquidity Fund, L.P. 0.080%**† (B)	2.2	54,885,947	54,886

Total Affiliated Partnership (Cost $54,886) ($ Thousands)			54,886

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	0.6	13,301,212	13,301

Total Cash Equivalent (Cost $13,301) ($ Thousands)			13,301

U.S. TREASURY OBLIGATIONS (C) — 0.1%
Other Securities	0.1		3,310

Total U.S. Treasury Obligations (Cost $3,310) ($ Thousands)			3,310

Total Investments — 102.0% (Cost $1,054,954) ($ Thousands)			$2,522,152

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	240	Dec-2014	$(134)

			$(134)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $2,472,718 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan at September 30, 2014 was $53,007 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $54,886 ($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. ‘‘Other Securities’’ represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (‘‘SEC’’). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,450,655	$—	$—	$2,450,655
Affiliated Partnership	—	54,886	—	54,886
Cash Equivalent	13,301	—	—	13,301
U.S. Treasury Obligations	—	3,310	—	3,310

Total Investments in Securities	$2,463,956	$58,196	$—	$2,522,152

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(134)	$—	$—	$(134)

Total Other Financial Instruments	$(134)	$—	$—	$(134)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	45

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 94.2%

Consumer Discretionary — 12.7%
Brunswick	0.5%	50,877	$2,144
Fiesta Restaurant Group*	0.3	29,931	1,487
Five Below*	0.6	71,247	2,822
Jack in the Box	0.5	35,341	2,410
Marriott Vacations Worldwide*	0.4	27,424	1,739
Pool	0.4	34,888	1,881
Shutterfly*	0.3	31,275	1,524
Vitamin Shoppe*	0.3	38,217	1,696
Other Securities	9.4		45,852

			61,555

Consumer Staples — 1.7%
Other Securities	1.7		8,349

Energy — 6.9%
Helix Energy Solutions Group*	0.4	81,377	1,795
PDC Energy, Cl A*	0.3	30,522	1,535
Rosetta Resources*	0.4	43,718	1,948
Other Securities	5.8		27,866

			33,144

Financials — 19.6%
Bank of the Ozarks	0.3	52,146	1,644
CNO Financial Group	0.5	144,800	2,456
EastGroup Properties†	0.3	26,979	1,635
Hanover Insurance Group, Cl A	0.3	25,370	1,558
IBERIABANK	0.4	28,825	1,802
Pebblebrook Hotel Trust†	0.3	43,393	1,620
Radian Group	0.3	115,841	1,652
Western Alliance Bancorp*	0.4	84,778	2,026
Other Securities	16.8		80,480

			94,873

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 13.2%
Acadia Healthcare, Cl A*	0.6%	58,610	$2,843
Akorn*	0.4	54,452	1,975
Greatbatch*	0.3	38,745	1,651
HealthSouth	0.5	67,697	2,498
Isis Pharmaceuticals*	0.3	40,897	1,588
Puma Biotechnology*	0.4	8,509	2,030
Other Securities	10.7		51,325

			63,910

Industrials — 15.5%
Actuant, Cl A	0.4	68,707	2,097
Carlisle	0.3	20,096	1,615
Curtiss-Wright	0.4	25,672	1,692
Dycom Industries*	0.3	48,090	1,477
EMCOR Group	0.4	44,145	1,764
Esterline Technologies*	0.4	15,319	1,705
H&E Equipment Services	0.4	45,990	1,853
Kirby*	0.3	14,196	1,673
Middleby*	0.4	22,332	1,968
Swift Transportation, Cl A*	0.4	97,018	2,035
TrueBlue*	0.4	76,185	1,924
Other Securities	11.4		55,015

			74,818

Information Technology — 18.1%
Aspen Technology*	0.4	53,474	2,017
Cavium*	0.5	45,330	2,254
Dealertrack Technologies*	0.5	56,524	2,454
Demandware*	0.3	30,828	1,570
Envestnet*	0.5	54,393	2,448
Fortinet*	0.3	59,261	1,497
Guidewire Software, Cl Z*	0.4	41,934	1,859
Intersil, Cl A	0.5	165,347	2,350
Ruckus Wireless*	0.4	154,787	2,068
Other Securities	14.3		68,932

			87,449

Materials — 3.7%
PolyOne	0.4	55,080	1,960
US Silica Holdings	0.4	28,526	1,783
Other Securities	2.9		14,146

			17,889

Telecommunication Services — 0.3%
Other Securities	0.3		1,440

46	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 2.5%
ALLETE	0.4%	38,505	$1,709
PNM Resources	0.4	75,426	1,879
Other Securities	1.7		8,355

			11,943

Total Common Stock (Cost $392,864) ($ Thousands)			455,370

EXCHANGE TRADED FUNDS — 0.6%
iShares Russell 2000 Value ETF	0.3	16,700	1,563
Other Securities	0.3		1,315

Total Exchange Traded Funds (Cost $2,858) ($ Thousands)			2,878

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 12.3%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	12.3	59,508,011	59,508

Total Affiliated Partnership (Cost $59,508) ($ Thousands)			59,508

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	4.9	23,849,366	23,849

Total Cash Equivalent (Cost $23,849) ($ Thousands)			23,849

U.S. TREASURY OBLIGATIONS (C) — 0.2%
Other Securities	0.2		783

Total U.S. Treasury Obligations (Cost $783) ($ Thousands)			783

Total Investments — 112.2% (Cost $479,862) ($ Thousands)			$542,388

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	94	Dec-2014	$(456)

			$(456)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $483,282 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan at September 30, 2014 was $56,717 ($ Thousands).

(B)	This security was purchased with cash collateral received from securities on loan (see note 10). The total market value of such securities as of September 30, 2014 was $59,508 ($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

ETF — Exchange Traded Fund

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. ‘‘Other Securities’’ represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (‘‘SEC’’). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a summary of the inputs used as of September 30, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$455,370	$—	$—	$455,370
Exchange Traded Funds	2,878	—	—	2,878
Rights	—	—	—	—
Affiliated Partnership	—	59,508	—	59,508
Cash Equivalent	23,849	—	—	23,849
U.S. Treasury Obligations	—	783	—	783

Total Investments in Securities	$482,097	$60,291	$—	$542,388

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(456)	$—	$—	$(456)

Total Other Financial Instruments	$(456)	$—	$—	$(456)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2014, there were no level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	47

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 94.9%‡

Consumer Discretionary — 8.2%
Libbey*	0.4%	56,900	$1,494
Matthews International, Cl A	0.4	33,248	1,459
Rent-A-Center (A)	0.5	64,408	1,955
Other Securities	6.9		26,368

			31,276

Consumer Staples — 2.4%
Darling Ingredients*	0.3	67,442	1,236
Fresh Del Monte Produce	0.4	40,733	1,299
Other Securities	1.7		6,466

			9,001

Energy — 7.7%
Approach Resources, Cl A* (A)	0.7	185,443	2,689
Cloud Peak Energy*	0.3	106,022	1,338
McDermott International* (A)	0.3	208,686	1,194
Nuverra Environmental Solutions* (A)	0.5	137,700	2,031
Scorpio Tankers (A)	0.4	162,900	1,354
World Fuel Services (A)	0.5	44,630	1,782
Other Securities	5.0		18,757

			29,145

Financials — 36.6%
Brandywine Realty Trust†	0.3	83,090	1,169
Central Pacific Financial	0.3	71,600	1,284
CNO Financial Group	0.8	168,875	2,864
Employers Holdings	0.4	74,976	1,443
First Midwest Bancorp	0.3	72,795	1,171
Geo Group†	0.6	55,700	2,129
Hanover Insurance Group, Cl A	0.8	50,538	3,104
Hatteras Financial†	0.4	88,385	1,587
Horace Mann Educators, Cl A	0.4	47,909	1,366
IBERIABANK	0.3	20,443	1,278
Lexington Realty Trust†	0.3	119,452	1,169
Nelnet, Cl A	0.4	36,600	1,577

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

PacWest Bancorp	0.3%	30,656	$1,264
Platinum Underwriters Holdings	0.6	38,314	2,332
Popular*	0.6	70,500	2,075
Simon Property Group†	0.5	10,344	1,701
Webster Financial	0.3	39,630	1,155
WSFS Financial	0.4	18,385	1,317
Other Securities	28.6		108,773

			138,758

Health Care — 4.9%
Accuray* (A)	0.4	213,900	1,553
Other Securities	4.5		17,169

			18,722

Industrials — 16.1%
Cubic	0.3	26,870	1,258
Curtiss-Wright	0.5	26,665	1,758
EMCOR Group	0.8	78,583	3,140
FTI Consulting*	0.5	51,750	1,809
Great Lakes Dredge & Dock*	0.3	208,400	1,288
JetBlue Airways* (A)	0.4	155,800	1,655
Kadant	0.3	32,741	1,278
Tutor Perini*	0.4	49,887	1,317
Other Securities	12.6		47,459

			60,962

Information Technology — 10.9%
Adtran (A)	0.4	67,986	1,396
Arrow Electronics, Cl A*	0.3	20,956	1,160
Cadence Design Systems*	0.3	73,250	1,261
MKS Instruments (A)	0.3	35,264	1,177
Tech Data*	0.5	30,009	1,766
Ultratech*	0.4	61,065	1,389
Other Securities	8.7		33,250

			41,399

Materials — 4.4%
H.B. Fuller	0.4	40,020	1,589
Sensient Technologies	0.4	31,571	1,653
Other Securities	3.6		13,566

			16,808

Telecommunication Services — 0.7%
Other Securities	0.7		2,486

Utilities — 3.0%
Avista	0.3	39,000	1,191
Great Plains Energy	0.3	52,712	1,274
Portland General Electric (A)	0.7	78,722	2,528
Other Securities	1.7		6,232

			11,225

Total Common Stock (Cost $325,870) ($ Thousands)			359,782

48	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUNDS — (A) 1.1%
iShares Russell 2000 ETF	0.8%	31,800	$2,975
Other securities	0.3		1,143

Total Exchange Traded Funds (Cost $3,937) ($ Thousands)			4,118

AFFILIATED PARTNERSHIP — 13.1%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	13.1	49,789,563	49,790

Total Affiliated Partnership (Cost $49,790) ($ Thousands)			49,790

CASH EQUIVALENT — 3.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	3.8	14,510,128	14,510

Total Cash Equivalent (Cost $14,510) ($Thousands)			14,510

U.S. TREASURY OBLIGATIONS (C) — 0.2%
Other Securities	0.2		598

Total U.S. Treasury Obligations (Cost $598) ($ Thousands)			598

Total Investments — 113.1% (Cost $394,705) ($ Thousands)			$428,798

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	65	Dec-2014	$(369)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $379,007 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan as of September 30, 2014 was $47,343 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $49,790 ($ Thousands).

(C)	Security, or portion thereof has been pledged as collateral on open futures contracts.

Cl — Class

ETF — Exchange Traded Fund

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$359,782	$—	$—	$359,782
Exchange Traded Funds	4,118	—	—	4,118
Affiliated Partnership	—	49,790	—	49,790
Cash Equivalent	14,510	—	—	14,510
U.S. Treasury Obligations	—	598	—	598

Total Investments in Securities	$378,410	$50,388	$—	$428,798

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(369)	$—	$—	$(369)

Total Other Financial Instruments	$(369)	$—	$—	$(369)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	49

SUMMARY SCHEDULE OF INVESTMENTS

Small Cap Growth Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 96.3%‡

Consumer Discretionary — 14.6%
Buffalo Wild Wings*	0.5%	12,620	$1,695
Capella Education	0.4	22,869	1,432
Five Below* (A)	0.8	67,443	2,671
National CineMedia	0.5	113,941	1,653
Pool	0.5	29,597	1,596
Sally Beauty Holdings*	0.4	54,943	1,504
Wolverine World Wide (A)	0.6	79,930	2,003
Other Securities	10.9		36,970

			49,524

Consumer Staples — 1.9%
Casey’s General Stores	0.4	17,471	1,253
Other Securities	1.5		5,238

			6,491

Energy — 5.4%
Dril-Quip*	0.6	22,301	1,994
Forum Energy Technologies*	0.4	44,821	1,372
Laredo Petroleum* (A)	0.4	56,604	1,269
Other Securities	4.0		13,591

			18,226

Financials — 6.9%
Signature Bank NY, Cl B*	0.4	13,179	1,477
Other Securities	6.5		22,063

			23,540

Health Care — 20.7%
Acadia Healthcare, Cl A* (A)	0.8	58,850	2,854
Akorn* (A)	0.5	47,202	1,712
Insulet*	0.5	45,508	1,677
Isis Pharmaceuticals* (A)	0.5	46,833	1,818
LDR Holding* (A)	0.5	48,813	1,520
Novadaq Technologies* (A)	0.4	99,813	1,267

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

NPS Pharmaceuticals*	0.5%	59,973	$1,559
Pacira Pharmaceuticals*	0.5	17,090	1,656
Parexel International*	0.5	24,750	1,562
Puma Biotechnology*	0.8	11,991	2,861
Other Securities	15.2		51,481

			69,967

Industrials — 16.8%
Acuity Brands (A)	0.4	11,831	1,393
Carlisle	0.6	24,710	1,986
Hexcel, Cl A*	0.5	43,424	1,724
Kirby*	0.6	17,500	2,062
Middleby*	0.7	28,464	2,509
Old Dominion Freight Line, Cl A*	0.4	20,487	1,447
TrueBlue*	0.7	87,011	2,198
Other Securities	12.9		43,535

			56,854

Information Technology — 26.2%
Aspen Technology*	0.6	56,390	2,127
Cavium* (A)	0.6	41,063	2,042
Cornerstone OnDemand*	0.4	37,947	1,306
CoStar Group*	0.6	11,931	1,856
Dealertrack Technologies*	0.6	46,517	2,019
Demandware* (A)	0.4	28,120	1,432
Envestnet*	1.0	75,820	3,412
Euronet Worldwide*	0.4	31,176	1,490
Fortinet*	0.5	72,425	1,830
Guidewire Software, Cl Z* (A)	0.7	48,473	2,149
Manhattan Associates*	0.4	37,300	1,247
MAXIMUS	0.4	31,031	1,245
Methode Electronics	0.4	38,600	1,423
Monolithic Power Systems	0.5	37,621	1,657
RF Micro Devices, Cl A* (A)	0.4	125,455	1,448
Ruckus Wireless*	0.5	131,292	1,754
SS&C Technologies Holdings*	0.8	58,123	2,551
Synaptics*	0.4	20,650	1,512
Tableau Software, Cl A*	0.4	20,353	1,479
WEX*	0.4	11,256	1,242
Other Securities	15.8		53,678

			88,899

Materials — 3.3%
PolyOne	0.4	37,695	1,341
Other Securities	2.9		9,837

			11,178

Telecommunication Services — 0.4%
Other Securities	0.4		1,427

50	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 0.1%
Other Securities	0.1%		$177

Total Common Stock (Cost $296,381) ($ Thousands)			326,283

EXCHANGE TRADED FUND — 0.2%
Other Securities	0.2		677

Total Exchange Traded Fund (Cost $725) ($ Thousands)			677

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $—) ($ Thousands)			—

PREFERRED STOCK — 0.0%
Other Securities	0.0		68

Total Preferred Stock (Cost $105) ($ Thousands)			68

AFFILIATED PARTNERSHIP — 16.3%
SEI Liquidity Fund, L.P. 0.080%**† (B)	16.3	55,195,281	55,195

Total Affiliated Partnership (Cost $55,195) ($ Thousands)			55,195

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	3.2	10,693,856	10,694

Total Cash Equivalent (Cost $10,694) ($ Thousands)			10,694

U.S. TREASURY OBLIGATIONS (C) — 0.1%
Other Securities	0.1		367

Total U.S. Treasury Obligations (Cost $367) ($ Thousands)			367

Total Investments — 116.1% (Cost $363,467) ($ Thousands)			$393,284

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	20	Dec-2014	$(114)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages	are based on Net Assets of $338,817 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan as of September 30, 2014 was $52,772 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $55,195 ($ Thousands).

(C)	Security, or portion thereof has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$326,215	$—	$68	$326,283
Exchange Traded Fund	677	—	—	677
Rights	—	—	—	—
Preferred Stock	—	68	—	68
Affiliated Partnership	—	55,195	—	55,195
Cash Equivalent	10,694	—	—	10,694
U.S. Treasury Obligations	—	367	—	367

Total Investments in Securities	$337,586	$55,630	$68	$393,284

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(114)	$—	$—	$(114)

Total Other Financial Instruments	$(114)	$—	$—	$(114)

*	Futures contracts are valued at unrealized depreciation on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	51

SUMMARY SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 93.2%

Consumer Discretionary — 13.0%
Cabela’s* (A)	0.3%	26,989	$1,590
Five Below* (A)	0.3	40,927	1,621
Sally Beauty Holdings*	0.3	62,468	1,710
Other Securities	12.1		69,786

			74,707

Consumer Staples — 3.2%
Other Securities	3.2		18,229

Energy — 5.2%
Helmerich & Payne	0.3	15,849	1,551
Oasis Petroleum*	0.3	40,289	1,684
Other Securities	4.6		26,448

			29,683

Financials — 19.3%
Affiliated Managers Group*	0.3	7,614	1,526
CNO Financial Group	0.4	117,143	1,987
East West Bancorp	0.3	49,395	1,679
Hancock Holding, Cl A	0.3	50,948	1,633
Hanover Insurance Group, Cl A	0.4	38,140	2,343
Huntington Bancshares	0.3	148,998	1,450
IBERIABANK	0.3	29,825	1,864
PacWest Bancorp	0.5	72,271	2,980
PartnerRe	0.3	14,878	1,635
Pebblebrook Hotel Trust†	0.3	47,337	1,768
SVB Financial Group, Cl B*	0.4	19,393	2,174
Western Alliance Bancorp*	0.3	70,979	1,696
Other Securities	15.2		87,865

			110,600

Health Care — 11.9%
Acadia Healthcare, Cl A*	0.4	44,350	2,151
Charles River Laboratories International*	0.3	29,906	1,787
Humana	0.3	12,744	1,661

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Illumina*	0.3%	9,836	$1,612
Insulet*	0.3	47,510	1,751
MEDNAX*	0.3	27,690	1,518
Pacira Pharmaceuticals*	0.3	16,090	1,559
Team Health Holdings*	0.4	41,665	2,416
Other Securities	9.3		53,751

			68,206

Industrials — 16.0%
Actuant, Cl A	0.3	62,561	1,909
Acuity Brands	0.3	16,722	1,968
Carlisle	0.3	22,039	1,772
Clean Harbors*	0.3	35,531	1,916
Curtiss-Wright	0.3	29,201	1,925
EMCOR Group	0.4	48,413	1,935
HD Supply Holdings*	0.3	63,638	1,735
Kirby*	0.4	17,464	2,058
Middleby*	0.3	18,565	1,636
Moog, Cl A*	0.3	23,071	1,578
Regal-Beloit	0.3	23,284	1,496
Stericycle, Cl A*	0.4	18,266	2,129
Trinity Industries	0.3	35,278	1,648
TrueBlue*	0.3	62,958	1,590
Watts Water Technologies, Cl A	0.3	29,120	1,696
Other Securities	11.2		64,894

			91,885

Information Technology — 16.5%
Cadence Design Systems*	0.6	196,641	3,384
Concur Technologies*	0.3	14,875	1,886
CoStar Group*	0.4	13,719	2,134
Dealertrack Technologies*	0.3	39,259	1,704
Intersil, Cl A	0.3	112,926	1,605
PTC*	0.6	86,887	3,206
Other Securities	14.0		80,758

			94,677

Materials — 4.4%
PolyOne	0.4	63,674	2,266
Silgan Holdings	0.3	39,270	1,846
Other Securities	3.7		21,346

			25,458

Telecommunication Services — 0.5%
Other Securities	0.5		2,728

Utilities — 3.2%
Portland General Electric	0.6	100,050	3,214
SCANA	0.3	29,391	1,458
Other Securities	2.3		13,355

			18,027

Total Common Stock (Cost $392,463) ($ Thousands)			534,200

52	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

EXCHANGE TRADED FUND — 0.1%
Other Securities	0.1%		$888

Total Exchange Traded Fund (Cost $613) ($ Thousands)			888

RIGHTS — 0.0%
Other Securities	0.0		—

Total Rights (Cost $2) ($ Thousands)			—

WARRANTS — 0.0%
Other Securities	0.0		—

Total Warrants (Cost $—) ($ Thousands)			—

AFFILIATED PARTNERSHIP — 7.5%
SEI Liquidity Fund, L.P. 0.080%**† (B)	7.5	42,852,130	42,852

Total Affiliated Partnership (Cost $42,852) ($ Thousands)			42,852

CASH EQUIVALENT — 6.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	6.5	37,381,602	37,382

Total Cash Equivalent (Cost $37,382) ($ Thousands)			37,382

U.S. TREASURY OBLIGATIONS (C) — 0.2%
Other Securities	0.2		1,073

Total U.S. Treasury Obligations (Cost $1,073) ($ Thousands)			1,073

Total Investments — 107.5% (Cost $474,385) ($ Thousands)			$616,395

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	97	Dec-2014	$(528)
S&P Mid 400 Index E-MINI	80	Dec-2014	(448)

			$(976)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $573,175 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan as of September 30, 2014 was $41,356 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $42,852 ($ Thousands).

(C)	Security, or portion thereof has been pledged as collateral on open futures contracts.

Cl — Class

L.P. — Limited Partnership

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$533,306	$894	$—	$534,200
Exchange Traded Fund	888	—	—	888
Rights	—	—	—	—
Warrants	—	—	—	—
Affiliated Partnership	—	42,852	—	42,852
Cash Equivalent	37,382	—	—	37,382
U.S. Treasury Obligations	—	1,073	—	1,073

Total Investments in Securities	$571,576	$44,819	$—	$616,395

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(976)	$—	$—	$(976)

Total Other Financial Instruments	$(976)	$—	$—	$(976)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	53

SUMMARY SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK (A) — 98.9%

Consumer Discretionary — 16.9%
BorgWarner	0.6%	10,300	$542
Cabela’s*	0.5	8,588	506
Chipotle Mexican Grill, Cl A*	0.6	895	597
Harley-Davidson, Cl A	0.7	10,668	621
Michael Kors Holdings*	0.7	9,700	693
Ralph Lauren, Cl A	0.5	3,120	514
Sally Beauty Holdings*	0.5	17,398	476
Tesla Motors* (A)	0.5	2,090	507
Other Securities	12.3		11,571

			16,027

Consumer Staples — 5.8%
JM Smucker	0.8	7,184	711
Kroger	0.9	15,988	831
Monster Beverage*	0.7	7,000	642
SYSCO, Cl A	0.5	12,635	480
Other Securities	2.9		2,807

			5,471

Energy — 6.0%
Cabot Oil & Gas	0.5	15,000	490
EQT	0.7	7,403	678
Other Securities	4.8		4,550

			5,718

Financials — 16.9%
Affiliated Managers Group*	0.7	3,570	715
American Campus Communities†	0.7	17,922	653
Ameriprise Financial	0.8	5,831	719
CBRE Group, Cl A*	0.8	25,300	753
Fifth Third Bancorp	0.7	31,301	627
Hartford Financial Services Group	0.5	13,438	501
SunTrust Banks	0.5	13,800	525

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Unum Group	0.7%	19,808	$681
Other Securities	11.5		10,855

			16,029

Health Care — 12.4%
Agilent Technologies	0.5	8,500	484
CareFusion*	0.8	16,133	730
Charles River Laboratories
International*	0.6	9,102	544
Cooper, Cl A	0.5	3,180	495
Illumina*	0.6	3,700	607
Patterson	0.6	13,272	550
Other Securities	8.8		8,306

			11,716

Industrials — 14.4%
Acuity Brands (A)	0.7	5,450	642
Carlisle	0.6	6,575	529
Cintas	0.5	7,108	502
Dover	0.7	7,832	629
Fortune Brands Home & Security	0.5	12,150	499
Kirby*	0.6	4,850	572
Pall	0.5	5,925	496
Parker-Hannifin, Cl A	0.7	6,108	697
Stanley Black & Decker	0.5	5,621	499
Other Securities	9.1		8,575

			13,640

Information Technology — 17.4%
Alliance Data Systems*	0.6	2,375	590
Amphenol, Cl A	0.5	5,050	504
Applied Materials	0.6	24,400	527
Avago Technologies, Cl A	0.9	9,600	835
Cadence Design Systems*	0.5	29,336	505
Citrix Systems*	0.5	7,091	506
Electronic Arts*	0.7	17,900	637
Fidelity National Information Services, Cl B	0.5	9,220	519
Microchip Technology (A)	0.5	10,123	478
Synopsys*	0.8	19,415	771
Other Securities	11.3		10,666

			16,538

Materials — 4.6%
Sherwin-Williams, Cl A	0.7	2,885	632
Other Securities	3.9		3,695

			4,327

Telecommunication Services — 0.0%
Other Securities	0.0		36

54	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Utilities — 4.5%
AGL Resources	0.7%	12,264	$630
SCANA	0.6	11,521	572
Other Securities	3.2		3,106

			4,308

Total Common Stock (Cost $80,813) ($ Thousands)			93,810

AFFILIATED PARTNERSHIP — 3.7%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	3.7	3,517,405	3,517

Total Affiliated Partnership (Cost $3,517) ($ Thousands)			3,517

CASH EQUIVALENT — 5.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	5.0	4,703,015	4,703

Total Cash Equivalent (Cost $4,703) ($ Thousands)			4,703

U.S. TREASURY OBLIGATIONS — 0.2%
Other Securities	0.2		189

Total U.S. Treasury Obligations (Cost $189) ($ Thousands)			189

Total Investments — 107.8% (Cost $89,222) ($ Thousands)			$102,219

During the year ended September 30, 2014, the fund held futures contracts. As of September 30, 2014 the fund did not hold any futures contracts.

Percentages are based on Net Assets of $94,849 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2014 (see Note 10). The total market value of securities on loan as of September 30, 2014 was $3,393 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $3,517 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$93,810	$—	$—	$93,810
Affiliated Partnership	—	3,517	—	3,517
Cash Equivalent	4,703	—	—	4,703
U.S. Treasury Obligations	—	189	—	189

Total Investments in Securities	$98,513	$3,706	$—	$102,219

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	55

SUMMARY SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 97.7%

Consumer Discretionary — 6.3%
DIRECTV*	0.9%	101,200	$8,756
Kohl’s	0.9	147,477	9,001
Target, Cl A	0.8	124,580	7,809
Other Securities	3.7		38,033

			63,599

Consumer Staples — 17.0%
Altria Group	0.7	155,000	7,121
Bunge	0.6	76,224	6,420
Clorox	1.0	102,580	9,852
CVS Health	0.9	117,100	9,320
Dr Pepper Snapple Group	1.3	199,043	12,800
Kroger	1.4	270,934	14,088
PepsiCo	0.9	99,995	9,309
Tyson Foods, Cl A	1.2	297,199	11,701
Wal-Mart Stores	1.6	204,211	15,616
Other Securities	7.4		73,969

			170,196

Energy — 4.8%
Chevron	1.4	113,463	13,538
ConocoPhillips	0.7	93,852	7,182
Exxon Mobil	0.8	81,300	7,646
Other Securities	1.9		19,845

			48,211

Financials — 17.8%
Allstate	0.8	135,255	8,301
Annaly Capital Management†	0.8	786,206	8,397
Axis Capital Holdings	0.8	176,080	8,334
Everest Re Group	1.5	92,254	14,946
PartnerRe	1.6	141,454	15,544
RenaissanceRe Holdings	1.0	100,489	10,048

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Travelers	1.3%	133,367	$12,528
Validus Holdings	1.0	247,832	9,700
Other Securities	9.0		91,157

			178,955

Health Care — 16.8%
Aetna, Cl A	0.7	90,100	7,298
AmerisourceBergen	1.0	123,074	9,514
Amgen, Cl A	0.7	51,100	7,178
Baxter International	0.8	109,760	7,877
Express Scripts Holding*	0.8	114,759	8,105
Johnson & Johnson	1.3	118,700	12,652
Merck	1.1	180,759	10,715
Pfizer	1.1	353,100	10,441
Quest Diagnostics	0.8	135,086	8,197
UnitedHealth Group	0.8	94,600	8,159
WellPoint	0.9	74,600	8,924
Other Securities	6.8		69,404

			168,464

Industrials — 4.1%
Northrop Grumman	0.7	54,100	7,128
Raytheon	0.8	72,200	7,337
Other Securities	2.6		26,720

			41,185

Information Technology — 10.1%
Amdocs	1.3	287,200	13,177
Apple	1.1	109,850	11,067
Intel	1.2	334,400	11,644
International Business Machines	1.3	69,759	13,242
Microsoft	0.9	196,700	9,119
Other Securities	4.3		42,725

			100,974

Materials — 1.7%
Other Securities	1.7		17,144

Telecommunication Services — 6.7%
AT&T	2.1	590,479	20,809
Verizon Communications	1.5	303,469	15,170
Other Securities	3.1		31,267

			67,246

Utilities — 12.4%
American Electric Power	0.8	160,900	8,401
Consolidated Edison	1.0	168,544	9,550
Edison International	1.2	208,526	11,661
Entergy	1.8	227,946	17,627
Exelon	0.7	214,600	7,316
PG&E	1.1	237,500	10,697

56	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Public Service Enterprise Group	1.0%	256,555	$9,554
Other Securities	4.8		49,438

			124,244

Total Common Stock (Cost $799,876) ($ Thousands)			980,218

CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	2.4	23,783,710	23,784

Total Cash Equivalent (Cost $23,784) ($ Thousands)			23,784

U.S. TREASURY OBLIGATIONS (A) — 0.1%
Other Securities	0.1		888

Total U.S. Treasury Obligations (Cost $888) ($ Thousands)			888

Total Investments — 100.2% (Cost $824,548) ($ Thousands)			$1,004,890

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	109	Dec-2014	$(87)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,002,845 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

Cl — Class

S&P — Standard & Poor’s

(A)	Security, or portion thereof has been pledged as collateral on open futures contracts.

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$980,218	$—	$—	$980,218
Cash Equivalent	23,784	—	—	23,784
U.S. Treasury Obligations	—	888	—	888

Total Investments in Securities	$1,004,002	$888	$—	$1,004,890

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(87)	$—	$—	$(87)

Total Other Financial Instruments	$(87)	$—	$—	$(87)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	57

SUMMARY SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 92.5%

Australia — 6.1%
Amcor	0.7%	1,200,680	$11,904
Woodside Petroleum	0.8	430,496	15,294
Other Securities	4.6		82,900

			110,098

Austria — 0.2%
Other Securities	0.2		2,903

			2,903

Belgium — 0.4%
Other Securities	0.4		7,121

			7,121

Canada — 12.2%
Bank of Montreal	0.6	143,700	10,599
Canadian Imperial Bank of Commerce	0.8	169,300	15,239
Canadian Tire, Cl A	1.1	200,600	20,598
Fortis, Cl Common Subscription Receipt	0.6	353,000	10,935
Metro, Cl A	0.9	235,400	15,777
National Bank of Canada	0.6	234,600	10,712
Rogers Communications, Cl B	0.7	328,200	12,311
Other Securities	6.9		123,063

			219,234

China — 0.2%
Other Securities	0.2		3,379

			3,379

Denmark — 1.1%
Other Securities	1.1		19,668

			19,668

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Finland — 0.1%
Other Securities	0.1%		$1,585

			1,585

France — 0.4%
Other Securities	0.4		6,898

			6,898

Germany — 1.6%
Other Securities	1.6		29,736

			29,736

Greece — 0.4%
Other Securities	0.4		7,414

			7,414

Guernsey — 0.6%
Amdocs	0.6	222,273	10,198

			10,198

Hong Kong — 3.3%
CLP Holdings, Cl B	0.9	1,970,500	15,822
Other Securities	2.4		44,352

			60,174

Ireland — 0.1%
Other Securities	0.1		2,383

			2,383

Israel — 1.2%
Teva Pharmaceutical Industries	0.7	222,091	11,977
Other Securities	0.5		9,087

			21,064

Italy — 0.2%
Other Securities	0.2		2,751

			2,751

Japan — 5.7%
Canon	0.6	311,100	10,126
Other Securities	5.1		92,008

			102,134

Jersey — 0.0%
Other Securities	0.0		773

			773

Netherlands — 1.0%
Royal Dutch Shell, Cl A	0.5	247,579	9,484
Other Securities	0.5		8,789

			18,273

58	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

New Zealand — 1.4%
Other Securities	1.4%		$25,625

			25,625

Norway — 2.5%
Orkla	0.6	1,215,013	10,991
Statoil	0.9	559,026	15,249
Other Securities	1.0		19,084

			45,324

Portugal — 0.7%
EDP - Energias de Portugal	0.6	2,298,197	10,031
Other Securities	0.1		2,306

			12,337

Singapore — 3.1%
Other Securities	3.1		56,765

			56,765

Spain — 1.7%
Gas Natural SDG	0.6	375,974	11,071
Iberdrola	0.6	1,567,508	11,227
Other Securities	0.5		8,837

			31,135

Sweden — 1.6%
Hennes & Mauritz, Cl B	0.5	245,579	10,204
Other Securities	1.1		19,181

			29,385

Switzerland — 2.2%
Swisscom	0.6	19,408	11,019
Other Securities	1.6		27,959

			38,978

United Kingdom — 8.1%
British American Tobacco	0.6	177,012	9,992
GlaxoSmithKline	0.7	551,211	12,626
Imperial Tobacco Group	1.0	424,880	18,349
Next, Cl A	1.0	171,261	18,338
Royal Dutch Shell, Cl A	0.7	318,978	12,196
SSE	1.1	761,936	19,109
Other Securities	3.0		54,568

			145,178

United States — 36.4%
Altria Group	0.6	247,785	11,383
Archer-Daniels-Midland	0.6	207,981	10,628
AT&T	1.4	717,807	25,295
Bunge	0.8	170,581	14,368
Church & Dwight	0.6	150,767	10,578
Clorox	1.3	250,249	24,034

Description	Percentage of Net Assets (%)	Shares/ Face Amount (1) (Thousands)		Market Value ($ Thousands)

Colgate-Palmolive	0.6%		162,349	$10,588
ConocoPhillips	0.6		138,094	10,567
Dr Pepper Snapple Group	0.6		160,946	10,350
Entergy	1.4		335,474	25,942
Exelon	0.7		362,890	12,371
General Mills, Cl A	0.8		298,725	15,071
Johnson & Johnson	1.2		203,545	21,696
Kimberly-Clark	0.9		145,995	15,705
Laboratory Corp of America Holdings*	0.8		139,753	14,220
LifePoint Hospitals*	0.6		152,993	10,586
McDonald’s	1.0		189,264	17,944
Omnicare	0.5		165,672	10,315
PepsiCo	0.6		123,075	11,457
Philip Morris International	0.6		122,846	10,245
Procter & Gamble	1.4		296,378	24,819
Verizon Communications	0.7		234,459	11,721
Wal-Mart Stores	0.8		188,723	14,432
Other Securities	17.3			311,319

				655,634

Total Common Stock (Cost $1,552,852) ($ Thousands)				1,666,147

PREFERRED STOCK — 0.4%

Germany — 0.4%
Other Securities	0.4			7,398

Total Preferred Stock (Cost $8,324) ($ Thousands)				7,398

CASH EQUIVALENT — 5.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**†	5.6		101,853,307	101,853

Total Cash Equivalent (Cost $101,853) ($ Thousands)				101,853

TIME DEPOSITS — 0.7%
Brown Brothers Harriman
2.750%, 10/01/2014	0.0	NZD	208	162
1.578%, 10/01/2014	0.0	AUD	616	539
0.299%, 10/01/2014	0.0	CAD	156	140
0.060%, 10/01/2014	0.0	GBP	363	589
0.030%, 10/01/2014	0.7		10,111	10,111
0.005%, 10/01/2014	0.0	HKD	2,069	266
0.005%, 10/01/2014	0.0	JPY	1,382	13
0.001%, 10/01/2014	0.0	CHF	4	5

Total Time Deposits (Cost $11,825) ($ Thousands)				11,825

SEI Institutional Managed Trust / Annual Report / September 30, 2014	59

SUMMARY SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund (Concluded)

September 30, 2014

Description	Percentage of Net Assets (%)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS (A) — 0.5%
Other Securities	0.5%	$8,393

Total U.S. Treasury Obligations (Cost $8,392) ($ Thousands)		8,393

Total Investments — 99.7% (Cost $1,683,246) ($ Thousands)		$1,795,616

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	261	Dec-2014	$(44)
FTSE 100 Index	78	Dec-2014	(171)
Hang Seng Index	13	Oct-2014	(90)
S&P 500 Index E-MINI	448	Dec-2014	(238)
SPI 200 Index	35	Dec-2014	(110)
Topix Index	55	Dec-2014	115

			$(538)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/30/14	AUD	141,122	USD	124,135	$928
10/30/14	CAD	266,390	USD	240,085	1,855
10/30/14	CHF	44,282	USD	46,768	401
10/30/14	DKK	139,333	USD	23,861	209
10/30/14	EUR	119,518	USD	152,405	1,414
10/30/14	GBP	101,914	USD	166,329	1,177
10/30/14	HKD	517,621	USD	66,751	92
10/30/14	JPY	11,567,026	USD	106,436	952
10/30/14	NOK	351,112	USD	54,824	194
10/30/14	NZD	36,113	USD	28,592	536
10/30/14	SEK	205,928	USD	28,559	(13)
10/30/14	SGD	102,337	USD	80,717	458
10/30/14	USD	1,567	AUD	1,791	(3)
10/30/14	USD	1,398	CAD	1,560	(3)
10/30/14	USD	265	CHF	252	(1)
10/30/14	USD	139	DKK	817	(1)
10/30/14	USD	906	EUR	714	(5)
10/30/14	USD	1,119	GBP	689	(2)
10/30/14	USD	824	HKD	6,395	(1)
10/30/14	USD	739	JPY	80,677	(3)
10/30/14	USD	593	NOK	3,814	1
10/30/14	USD	274	NZD	351	(1)
10/30/14	USD	305	SEK	2,208	1
10/30/14	USD	707	SGD	900	(1)

					$8,184

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	(1,120,096)	1,128,280	$8,184

For the year ended September 30, 2014, the total amount of all open forward currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,800,876 ($Thousands).

(1) In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

AUD — Australia Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Denmark Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Sweden Krona

SGD — Singapore Dollar

SPI — Swiss Performance Index

USD — U.S. Dollar

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,640,667	$25,480	$—	$1,666,147
Preferred Stock	7,398	—	—	7,398
Cash Equivalent	101,853	—	—	101,853
Time Deposits	—	11,825	—	11,825
U.S. Treasury Obligations	—	8,393	—	8,393

Total Investments in Securities	$1,749,918	$45,698	$—	$1,795,616

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$115	$—	$—	$115
Unrealized Depreciation	(653)	—	—	(653)
Forwards Contracts*
Unrealized Appreciation	—	8,218	—	8,218
Unrealized Depreciation	—	(34)	—	(34)

Total Other Financial Instruments	$(538)	$8,184	$—	$7,646

*	Futures and Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—’’ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SUMMARY SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.0%

Consumer Discretionary — 5.6%
DIRECTV*	0.8%	70,300	$6,082
McDonald’s	0.8	62,325	5,909
Target, Cl A	0.8	92,991	5,829
Other Securities	3.2		24,835

			42,655

Consumer Staples — 19.8%
Altria Group	1.5	242,883	11,158
Church & Dwight	0.8	80,204	5,627
Clorox	0.7	55,666	5,346
Hershey	0.9	70,157	6,695
Hormel Foods	0.7	107,711	5,535
Kimberly-Clark	0.8	58,839	6,329
Kroger	1.1	165,216	8,591
Lorillard	0.8	108,303	6,489
PepsiCo	1.0	78,237	7,283
Philip Morris International	0.8	78,636	6,558
Procter & Gamble	0.7	61,418	5,143
Reynolds American	0.7	87,625	5,170
Wal-Mart Stores	1.5	153,890	11,768
Other Securities	7.8		59,869

			151,561

Energy — 3.3%
Chevron	0.8	50,900	6,073
Exxon Mobil	1.0	84,800	7,976
Other Securities	1.5		11,406

			25,455

Financials — 15.7%
Everest Re Group	0.9	44,053	7,137
PartnerRe	1.1	74,469	8,183
RenaissanceRe Holdings	1.2	89,558	8,955
Travelers	0.9	72,400	6,801
Validus Holdings	0.8	167,629	6,561
Other Securities	10.8		82,255

			119,892

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

Health Care — 15.1%
AmerisourceBergen	0.8%	75,737	$5,854
Amgen, Cl A	0.6	36,900	5,183
Baxter International	0.7	77,220	5,542
Humana	0.7	40,597	5,289
Johnson & Johnson	1.9	135,917	14,488
Merck	1.4	183,562	10,882
Pfizer	0.9	241,000	7,126
Quest Diagnostics	0.9	117,119	7,107
UnitedHealth Group	0.7	63,200	5,451
WellPoint	0.9	56,500	6,758
Other Securities	5.6		42,208

			115,888

Industrials — 5.6%
L-3 Communications Holdings	0.9	55,500	6,600
Northrop Grumman	0.9	52,700	6,944
Raytheon	0.9	66,100	6,717
Other Securities	2.9		22,790

			43,051

Information Technology — 8.6%
Apple	0.8	58,849	5,929
Intel	1.1	241,300	8,402
International Business Machines	1.0	40,839	7,752
Microsoft	0.7	120,200	5,572
Other Securities	5.0		38,221

			65,876

Materials — 1.2%
Other Securities	1.2		9,300

Telecommunication Services — 4.9%
AT&T	1.3	290,000	10,219
Verizon Communications	1.1	163,014	8,149
Other Securities	2.5		19,523

			37,891

Utilities — 14.2%
Consolidated Edison	1.0	134,607	7,627
DTE Energy	0.7	68,285	5,195
Edison International	0.8	109,300	6,112
Entergy	1.0	100,000	7,733
Exelon	0.9	192,900	6,576
PG&E	0.8	138,900	6,256
Public Service Enterprise Group	1.5	306,549	11,416
Southern	1.0	173,530	7,575
Other Securities	6.5		49,915

			108,405

Total Common Stock (Cost $546,946) ($ Thousands)			719,974

SEI Institutional Managed Trust / Annual Report / September 30, 2014	61

SUMMARY SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund (Concluded)

September 30, 2014

Description	Percentage of Net Assets (%)	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 5.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% **†	5.5%	41,669,711	$41,670

Total Cash Equivalent (Cost $41,670) ($ Thousands)			41,670

U.S. TREASURY OBLIGATIONS (A) — 0.2%
Other Securities	0.2		1,433

Total U.S. Treasury Obligations (Cost $1,433) ($ Thousands)			1,433

Total Investments — 99.7% (Cost $590,049) ($ Thousands)			$763,077

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	309	Dec-2014	$(252)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $765,744 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

(A)	Security, or a portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

S&P — Standard and Poor’s

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. ‘‘Other Securities’’ represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (‘‘SEC’’). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC’s website at http://www.sec.gov.

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$719,974	$—	$—	$719,974
Cash Equivalent	41,670	—	—	41,670
U.S. Treasury Obligations	—	1,433	—	1,433

Total Investments in Securities	$761,644	$1,433	$—	$763,077

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(252)	$—	$—	$(252)

Total Other Financial Instruments	$(252)	$—	$—	$(252)

* Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

62	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Real Estate Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.5%‡

Consumer Discretionary — 1.6%
Hyatt Hotels, Cl A*	30,800	$1,864
Starwood Hotels & Resorts Worldwide	21,200	1,764

		3,628

Financials — 93.9%
Acadia Realty Trust†	19,460	537
Alexandria Real Estate Equities†	66,580	4,910
American Campus Communities†	25,820	941
Apartment Investment & Management, Cl A†	102,136	3,250
AvalonBay Communities†	51,711	7,290
Aviv†	24,890	656
BioMed Realty Trust (A)†	145,050	2,930
Boston Properties†	74,880	8,668
Brandywine Realty Trust†	232,500	3,271
Brixmor Property Group†	55,100	1,227
Camden Property Trust†	12,590	863
Chesapeake Lodging Trust†	13,540	395
Corporate Office Properties Trust†	16,720	430
CubeSmart†	178,510	3,210
CyrusOne†	26,180	629
DDR†	191,060	3,196
Digital Realty Trust, Cl A (A)†	19,720	1,230
Douglas Emmett†	65,250	1,675
Duke Realty†	307,425	5,282
Education Realty Trust, Cl A†	58,000	596
Empire State Realty Trust, Cl A†	19,170	288
Equity Commonwealth*†	23,440	603
Equity Lifestyle Properties†	49,250	2,086
Equity Residential†	135,900	8,369
Essex Property Trust†	32,169	5,750
Excel Trust†	21,870	257
Extra Space Storage†	30,820	1,589
Federal Realty Investment Trust†	18,910	2,240
First Industrial Realty Trust†	23,430	396
General Growth Properties†	237,089	5,583
HCP†	122,850	4,878
Health Care†	154,920	9,662
Highwoods Properties†	47,560	1,850
Host Hotels & Resorts†	372,024	7,935
Hudson Pacific Properties†	52,450	1,293
Kilroy Realty†	47,510	2,824
Kimco Realty†	237,360	5,201
LaSalle Hotel Properties†	42,900	1,469
Liberty Property Trust†	98,200	3,266

Description	Shares	Market Value ($ Thousands)

Macerich†	74,479	$4,754
Mid-America Apartment Communities†	20,000	1,313
National Health Investors†	7,360	421
Parkway Properties†	39,320	738
Pebblebrook Hotel Trust†	6,200	232
Post Properties†	8,500	436
ProLogis†	323,797	12,207
PS Business Parks†	16,120	1,227
Public Storage†	61,481	10,196
Regency Centers†	73,890	3,978
Retail Opportunity Investments (A)†	139,250	2,047
Retail Properties of America, Cl A†	42,710	625
Rexford Industrial Realty†	31,570	437
RLJ Lodging Trust†	119,960	3,415
Simon Property Group†	118,158	19,428
SL Green Realty (A)†	47,800	4,843
Sovran Self Storage†	17,900	1,331
Strategic Hotels & Resorts*†	107,880	1,257
Sunstone Hotel Investors†	160,250	2,215
Tanger Factory Outlet Centers†	33,850	1,108
Taubman Centers†	38,050	2,778
UDR†	234,820	6,399
Ventas†	124,030	7,684
Vornado Realty Trust†	66,050	6,602
Washington Prime Group†	1	—
Weingarten Realty Investors (A)†	33,050	1,041

		213,437

Total Common Stock (Cost $189,227) ($ Thousands)		217,065

AFFILIATED PARTNERSHIP — 3.6%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	8,255,987	8,256

Total Affiliated Partnership (Cost $8,256) ($ Thousands)		8,256

CASH EQUIVALENT — 3.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	8,735,315	8,735

Total Cash Equivalent (Cost $8,735) ($ Thousands)		8,735

Total Investments — 102.9% (Cost $206,218) ($ Thousands)		$234,056

Percentages are based on Net Assets of $227,402 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	63

SCHEDULE OF INVESTMENTS

Real Estate Fund (Concluded)

September 30, 2014

(A)	This security or a partial position of this security is on loan at September 30, 2014 (see Note 10). The total market value of securities on loan at September 30, 2014 was $7,996 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $8,256.

Cl — Class

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$217,065	$—	$—	$217,065
Affiliated Partnership	—	8,256	—	8,256
Cash Equivalent	8,735	—	—	8,735

Total Investments in Securities	$225,800	$8,256	$—	$234,056

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “— “ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

64	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Enhanced Income Fund

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 33.1%

Consumer Discretionary — 4.7%
American Honda Finance
0.610%, 05/26/2016 (A) (B)	$750	$754
AutoZone
1.300%, 01/13/2017	500	500
Cequel Communications Holdings LLC
6.375%, 09/15/2020 (B)	688	708
Comcast
5.850%, 11/15/2015	400	423
CSC Holdings
8.625%, 02/15/2019	875	1,000
Daimler Finance North America LLC (B)
1.375%, 08/01/2017	535	532
1.100%, 08/01/2018 (A)	250	254
ERAC USA Finance LLC
1.400%, 4/15/2016 (B)	115	116
Ford Motor Credit LLC
1.724%, 12/06/2017	350	347
1.065%, 03/12/2019 (A)	400	402
Hyundai Capital America
1.625%, 10/02/2015 (B)	150	151
NBCUniversal Enterprise
0.919%, 04/15/2018 (A) (B)	550	555
Newell Rubbermaid
2.000%, 6/15/2015	450	454
Nissan Motor Acceptance (A)
0.935%, 09/26/2016	350	353
0.784%, 03/03/2017 (B)	310	311
President and Fellows of Harvard College
6.300%, 10/01/2037	380	408
Sirius XM Radio
5.875%, 10/01/2020 (B)	1,000	1,012

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Thomson Reuters
1.650%, 09/29/2017	$345	$345
0.875%, 05/23/2016	250	250
Time Warner Cable
5.850%, 05/01/2017	450	499
TRW Automotive
7.250%, 03/15/2017 (B)	315	347
Volkswagen Group of America Finance
1.250%, 05/23/2017 (B)	300	298
Volkswagen International Finance
0.671%, 11/18/2016 (A) (B)	300	301
Whirlpool
1.350%, 03/01/2017	440	439

		10,759

Consumer Staples — 2.2%
Anheuser-Busch InBev Finance
0.640%, 02/01/2019 (A)	650	650
Anheuser-Busch InBev Worldwide
0.800%, 07/15/2015	350	351
BAT International Finance
1.400%, 06/05/2015 (B)	500	502
CVS Health
1.200%, 12/05/2016	330	331
Elizabeth Arden
7.375%, 03/15/2021	700	621
Heineken
0.800%, 10/1/2015 (B)	325	325
Kraft Foods Group
1.625%, 06/04/2015	500	503
Kroger
0.763%, 10/17/2016 (A)	450	451
Mondelez International
0.760%, 02/01/2019 (A)	450	450
Reynolds American
1.050%, 10/30/2015	240	241
SABMiller Holdings
0.930%, 08/01/2018 (A) (B)	500	504
Sysco
1.450%, 10/02/2017	105	105

		5,034

Energy — 2.5%
Atlas Pipeline Partners
4.750%, 11/15/2021	300	279
Atwood Oceanics
6.500%, 02/01/2020	1,000	1,025
BP Capital Markets PLC
0.864%, 09/26/2018 (A)	700	704
Devon Energy
0.774%, 12/15/2016 (A)	600	604
Enbridge
0.684%, 06/02/2017 (A)	675	677

SEI Institutional Managed Trust / Annual Report / September 30, 2014	65

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Enterprise Products
1.250%, 08/13/2015	$40	$40
Gibson Energy
6.750%, 07/15/2021 (B)	207	219
Hess
1.300%, 06/15/2017	365	364
Linn Energy
6.500%, 05/15/2019	400	392
Petrobras Global Finance
1.853%, 05/20/2016 (A)	300	300
Statoil
0.694%, 11/08/2018 (A)	300	302
Total Capital Canada
0.614%, 01/15/2016 (A)	170	171
Total Capital International
0.803%, 08/10/2018 (A)	450	454
TransCanada PipeLines
0.750%, 01/15/2016	325	325

		5,856

Financials — 16.6%
Abbey National Treasury Services (A)
0.744%, 03/13/2017	600	601
0.238%, 09/29/2017	350	350
ABN AMRO Bank
1.035%, 10/28/2016 (A) (B)	450	454
American Express Credit MTN
1.125%, 06/05/2017	1,000	993
Australia & New Zealand Banking Group (A)
0.794%, 05/15/2018	300	302
0.614%, 01/10/2017 (B)	300	301
Bank of America MTN
1.700%, 08/25/2017	500	498
0.994%, 09/15/2036 (A)	700	629
0.703%, 02/14/2017 (A)	300	301
Bank of Montreal MTN
0.834%, 04/09/2018 (A)	650	656
Bank of New York Mellon MTN
0.673%, 03/06/2018 (A)	650	653
Bank of Nova Scotia
1.300%, 07/21/2017	400	398
0.950%, 03/15/2016	400	402
0.675%, 9/11/2015 (A)	375	376
Bank of Tokyo-Mitsubishi UFJ (B)
1.450%, 09/08/2017	400	397
0.650%, 09/08/2017 (A)	400	400
Barclays Bank PLC MTN
6.050%, 12/04/2017 (B)	600	667
BB&T MTN (A)
1.094%, 06/15/2018	535	544
0.900%, 02/01/2019	325	328

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BNP Paribas MTN
0.825%, 12/12/2016 (A)	$600	$603
BPCE MTN
1.083%, 02/10/2017 (A)	700	707
Capital One Bank USA
1.300%, 06/05/2017	550	547
Citigroup
0.785%, 08/25/2036 (A)	1,500	1,214
Cooperatieve Centrale Raiffeisen-Boerenleenbank
0.714%, 03/18/2016 (A)	550	553
Credit Agricole
1.082%, 10/03/2016 (A) (B)	750	756
Credit Suisse NY MTN
1.375%, 05/26/2017	510	507
Deutsche Bank
1.350%, 05/30/2017	700	695
Fifth Third Bank
1.350%, 06/01/2017	1,000	997
General Electric Capital
0.941%, 04/02/2018 (A)	300	304
Goldman Sachs Group (A)
1.436%, 04/30/2018	500	511
1.334%, 11/15/2018	400	407
HSBC Bank PLC
0.874%, 05/15/2018 (A) (B)	600	605
HSBC USA
1.300%, 06/23/2017	700	699
Huntington National Bank
1.375%, 04/24/2017	350	350
0.658%, 04/24/2017 (A)	350	350
ING Bank
0.925%, 10/01/2019 (A) (B)	400	400
Intesa Sanpaolo
3.125%, 01/15/2016	300	307
JPMorgan Chase
0.865%, 01/28/2019 (A)	300	302
JPMorgan Chase Capital XXI
1.189%, 02/02/2037 (A)	1,300	1,107
Macquarie Group
1.237%, 01/31/2017 (A) (B)	400	404
Manufacturers & Traders Trust
1.400%, 07/25/2017	475	474
0.611%, 01/30/2017 (A)	400	401
Metropolitan Life Global Funding I (B)
1.500%, 01/10/2018	220	218
0.614%, 04/10/2017 (A)	500	503
Morgan Stanley
5.950%, 12/28/2017	140	157
1.485%, 02/25/2016 (A)	250	253
1.083%, 01/24/2019 (A)	450	455
New York Life Global Funding (B)
1.125%, 03/01/2017	500	500
0.583%, 05/23/2016 (A)	400	402

66	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nordea Bank
1.250%, 04/04/2017 (B)	$600	$598
Pricoa Global Funding I MTN
0.381%, 05/16/2016 (A) (B)	650	650
Principal Life Global Funding II (B)
1.200%, 05/19/2017	400	398
1.125%, 02/24/2017	300	299
Prudential Financial MTN
1.014%, 08/15/2018 (A)	500	504
RHP Hotel Properties‡
5.000%, 04/15/2021	217	212
Royal Bank of Canada MTN
0.563%, 01/23/2017 (A)	900	903
Royal Bank of Scotland Group
1.875%, 03/31/2017	400	400
Societe Generale
1.315%, 10/01/2018 (A)	550	551
Standard Chartered PLC
0.573%, 09/08/2017	800	801
State Street Capital Trust IV
1.234%, 06/15/2037 (A)	375	320
Sumitomo Mitsui Banking
0.664%, 01/10/2017 (A)	400	401
SunTrust Bank
0.674%, 02/15/2017 (A)	650	651
Svenska Handelsbanken
0.703%, 09/23/2016 (A)	800	805
Synchrony Financial
1.875%, 08/15/2017	325	326
Toronto-Dominion Bank MTN (A)
0.692%, 09/09/2016	200	201
0.478%, 05/02/2017	600	600
UBS MTN
5.875%, 12/20/2017	400	450
0.873%, 08/14/2019 (A)	700	704
Unitrin
6.000%, 05/15/2017	670	734
US Bancorp MTN
0.634%, 04/25/2019 (A)	550	550
Ventas Realty‡
1.550%, 09/26/2016	500	503
1.250%, 04/17/2017	130	129
WEA Finance
1.750%, 09/15/2017 (B)	280	280
Wells Fargo MTN
1.150%, 06/02/2017	700	696
Westpac Banking
1.200%, 05/19/2017	300	299
0.843%, 01/17/2019 (A)	400	403

		38,306

Health Care — 1.9%
AbbVie
1.200%, 11/06/2015	550	552

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Actavis Funding SCS
1.300%, 06/15/2017 (B)	$550	$540
Amgen
2.125%, 05/15/2017	600	611
Express Scripts Holding
1.250%, 06/02/2017	550	546
McKesson
1.292%, 03/10/2017	370	369
0.950%, 12/4/2015	235	235
Mylan
1.350%, 11/29/2016	450	450
Providence Health & Services Obligated Group
1.035%, 10/01/2016 (A)	800	802
Thermo Fisher Scientific
1.300%, 02/01/2017	145	144
WellPoint
1.250%, 09/10/2015	210	211

		4,460

Industrials — 2.4%
Air Lease
4.500%, 01/15/2016	350	362
2.125%, 01/15/2018	310	308
Boart Longyear Management Properties
10.000%, 10/01/2018 (B)	516	542
Bombardier
6.000%, 10/15/2022 (B)	300	298
Clean Harbors
5.250%, 08/01/2020	350	350
Continental
4.500%, 09/15/2019	450	472
GATX
1.250%, 03/04/2017	245	243
General Electric Capital MTN
1.250%, 05/15/2017	600	600
Glencore Funding LLC
1.398%, 05/27/2016 (A) (B)	675	680
ILFC E-Capital Trust I
4.840%, 12/21/2065 (A) (B)	500	471
John Deere Capital MTN
0.354%, 06/15/2015 (A)	450	450
PACCAR Financial MTN
1.100%, 06/06/2017	360	358
Pentair Finance
1.350%, 12/01/2015	285	287
Precision Castparts
0.700%, 12/20/2015	135	135

		5,556

SEI Institutional Managed Trust / Annual Report / September 30, 2014	67

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Information Technology — 0.6%
Fidelity National Information Services
1.450%, 06/05/2017	$210	$209
Hewlett-Packard
1.174%, 01/14/2019 (A)	600	608
TSMC Global
0.950%, 04/03/2016 (B)	250	250
Western Union
2.375%, 12/10/2015	85	86
1.234%, 08/21/2015 (A)	325	326

		1,479

Materials — 0.5%
Monsanto
1.150%, 06/30/2017	625	621
Rio Tinto Finance USA PLC
1.075%, 06/17/2016 (A)	625	631

		1,252

Telecommunication Services — 1.1%
AT&T
0.800%, 12/1/2015	450	451
0.608%, 02/12/2016 (A)	450	451
British Telecommunications PLC
1.250%, 02/14/2017	295	295
Verizon Communications
1.984%, 09/14/2018 (A)	515	542
1.350%, 06/09/2017	750	746

		2,485

Utilities — 0.6%
Dominion Gas Holdings
1.050%, 11/01/2016	600	599
Exelon
4.900%, 06/15/2015	425	438
Southern
1.300%, 08/15/2017	390	388

		1,425

Total Corporate Obligations (Cost $77,219) ($ Thousands)		76,612

LOAN PARTICIPATIONS — 27.3%
Acosta Holdco, 1st Lien
5.000%, 08/13/2021 (C)	897	894
Advanstar Communications, Term Loan
5.500%, 04/29/2019	198	197
Advantage Sales and Marketing, 1st Lien
4.250%, 07/23/2021	581	570

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Advantage Sales and Marketing,
0.000%, 07/23/2021 (C) (F)	$10	$—
Affinia Group
4.750%, 04/25/2020	544	541
Affinia Group, 2nd Lien
4.750%, 04/25/2020	46	46
Affinion Group Holdings
6.750%, 04/30/2018	778	754
Air Medical Group Holdings, Term Loan B1
5.000%, 06/30/2018	592	592
Alinta, Cov-Lite, 1st Lien Term Loan
6.375%, 08/13/2019	422	426
Alinta Ltd.
0.000%, 08/13/2018 (F)	28	7
Alliance Holdings, Term Loan
4.250%, 12/07/2019	730	719
Alliance Laundry System LLC, Term Loan B
5.250%, 12/07/2018	525	519
Alliance Laundry Systems LLC, Term Loan
4.250%, 12/10/2018	7	7
Allison Transmission
3.750%, 08/23/2019	620	613
American Builders & Contract Supply, Term Loan B
3.500%, 04/16/2020	496	486
American Renal Holdings
4.500%, 08/14/2019	543	534
Applied Systems, 1st Lien Term Loan
4.250%, 01/25/2021	493	487
Applied Systems, 2nd Lien Term Loan
7.500%, 01/24/2022	175	174
Aramark, 1st lien
3.250%, 09/06/2019	32	32
3.250%, 02/24/2021	1,048	1,026
Ardagh Holdings USA, 1st Lien
4.000%, 12/17/2019	449	442
Aricent Technologies, 1st Lien
5.500%, 04/14/2021	700	695
Asurion LLC
5.000%, 05/24/2019	853	848
Asurion LLC, 2nd Lien Term Loan
8.500%, 03/03/2021	300	303
Atlas Energy, Term Loan B
6.500%, 07/31/2019	223	225
August Holding, 1st Lien Term Loan B2
5.000%, 04/27/2018	345	343

68	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Avaya, Term Loan B3
4.654%, 10/26/2017	$321	$306
Booz Allen Hamilton, 1st Lien Term Loan B1
3.750%, 07/31/2019	246	244
Brickman Group Holdings, 1st Lien Term Loan
4.000%, 12/18/2020	498	486
Burger King, Term Loan B, 1st Lien, Cov-Lite
0.000%, 09/24/2021 (C)	173	172
Calpine, Term Loan
4.000%, 04/01/2018	698	692
Catalent Pharma Solutions, 1st Lien Term Loan B
4.500%, 05/20/2021	500	497
CCM Merger
4.500%, 08/06/2021	414	409
CDW, Term Loan
3.250%, 04/29/2020	494	481
Cengage Learning Acquisitions, 1st Lien Term Loan
7.000%, 03/31/2020	196	195
CeramTec Acquisition
4.250%, 08/30/2020	84	84
CeramTec GmbH, Term Loan B
4.250%, 08/30/2020	211	209
Charter Communications Operating
4.250%, 09/12/2021	369	368
Charter Communications Operating LLC, Term Loan E
3.000%, 07/01/2020	317	307
Chief Exploration
7.500%, 05/16/2021	200	199
0.000% 05/16/2021 (C)	300	300
Community Health Services, 1st Lien Term Loan D
4.250%, 01/27/2021	597	594
ConvaTec, Dollar Term Loan
4.000%, 12/30/2016	631	625
Cumulus Media, 1st Lien
4.250%, 12/23/2020	591	580
DAE Aviation Holdings, 1st Lien Term Loan
7.750%, 08/05/2019	200	201
5.000%, 11/02/2018	596	598
Dealertrack, Cov-Lite, 1st Lien Term Loan B
3.500%, 02/28/2021	181	178
Dex Media West LLC
8.000%, 12/30/2016	439	401
EFS Cogen Holdings, 1st Lien Term Loan
3.750%, 12/17/2020	240	239

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Emergency Medical Services, Cov-Lite, Term Loan
4.000%, 05/25/2018	$21	$21
Emergency Medical Services, Initial Term Loan
4.000%, 05/28/2018	218	215
4.000%, 05/25/2018	107	105
Endurance International, 1st Lien
5.000%, 11/09/2019	358	357
Energy & Exploration Partners, 1st Lien Term Loan B
7.750%, 01/22/2019	887	868
Energy Transfer Equity, 1st Lien
3.250%, 12/02/2019	698	679
Entegris, 1st Lien Term Loan B
3.500%, 04/30/2021	473	464
Epicor, Cov-Lite, 1st Lien
4.000%, 05/16/2018	579	571
Equinox Fitness Club, Term Loan B
4.250%, 01/31/2020	741	730
Evergreen Skillsoft, 1st Lien
4.500%, 04/28/2021	647	634
Fibertech Networks LLC, Term Loan B
4.000%, 11/30/2016	478	473
First Data, 1st Lien Term Loan
3.655%, 03/23/2018	624	611
Firth Rixson Limited, Term Loan B
4.250%, 06/30/2017	493	491
FMG Resources Property, Cov- Lite, 1st Lien
3.750%, 06/30/2019	1	1
Freescale Semiconductor, Term Loan
4.250%, 02/13/2020	887	873
4.250%, 02/28/2020	2	2
Generac Power Systems, Term Loan B
3.250%, 06/22/2018	740	725
Genpact International, Term Loan B
3.500%, 08/30/2019	493	489
Gray Television, Cov-Lite, 1st Lien Term Loan
3.750%, 06/13/2021	170	167
Greeneden U.S. Holding II LLC
4.000%, 01/31/2020	198	193
Harbor Freight Tools
4.750%, 07/26/2019	246	245
Harron Communications L.P., Term Loan B
3.500%, 10/05/2017	374	371
Hilton Hotels, Cov-Lite, 1st Lien Term Loan B
3.500%, 10/26/2020	175	172

SEI Institutional Managed Trust / Annual Report / September 30, 2014	69

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hilton Worldwide Finance
3.500%, 10/26/2020	$276	$272
Hilton Worldwide Holdings, 1st Lien Term Loan B
3.500%, 10/26/2020	46	45
Hub International, 1st Lien Term Loan B
4.250%, 10/02/2020	693	677
Hub International, Term Loan
4.250%, 10/02/2020	2	2
Husky Injection Molding
4.250%, 06/20/2022	640	629
Ikaria, Cov-Lite, 1st Lien
5.000%, 02/12/2021	122	122
Ikaria, 2nd Lien
8.750%, 02/14/2022	80	81
IMS Health
3.500%, 03/17/2021	580	568
Ineos Holdings Limited, Cov-Lite
3.750%, 04/27/2018	606	593
Intelsat Jackson Holdings
3.750%, 06/30/2019	288	283
Interactive Date, Cov-Lite, 1st Lien Term Loan
4.750%, 05/02/2021	534	531
ION Trading Technologies, 1st Lien Term Loan
4.250%, 06/10/2021	55	54
ION Trading Technologies, 2nd Lien Term Loan
7.250%, 06/10/2022	350	348
Jeld-Wen, Term Loan B, 1st Lien
0.000%, 09/24/2021 (C)	208	207
JHT Holding, 2nd Lien Term Loan (D) (E)
12.500%, 05/30/2015	53	18
Karman Buyer, Term Loan, Delayed Draw
4.250%, 07/23/2021 (C)	10	10
Kronos, Incremental Term Loan
4.500%, 10/30/2019	981	974
Kronos, Term Loan
4.500%, 10/30/2019	1	1
Language Line LLC, Term Loan B
6.250%, 06/20/2016	428	426
Lee Enterprises
7.250%, 03/31/2019	51	50
Lee Enterprises, Term Loan B
7.250%, 03/31/2019	297	296
Leslie’s Poolmart, Cov-Lite, 1st Lien
4.250%, 10/16/2019	590	581
Level 3 Communications
4.000%, 08/01/2019	750	736

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Light Tower Fiber LLC, Term Loan
8.000%, 04/12/2021	$63	$63
4.000%, 04/13/2020	198	194
MacDermid, Term Loan
4.000%, 06/07/2020	377	370
Media General, Delayed Term Loan
4.250%, 07/31/2020	19	19
Media General, Term Loan
4.250%, 07/31/2020	209	206
MEG Energy
3.750%, 03/21/2020	632	628
MGM Resorts, Term Loan B
3.500%, 12/20/2019	395	387
Millennium Laboratories LLC, 1st Lien Term Loan B
5.250%, 04/16/2021	707	704
Mohegan Tribal Gaming Authority, 1st Lien Term Loan B
5.500%, 11/19/2019	251	246
MTL Publishing LLC, Term Loan B
3.750%, 06/29/2018	449	441
Navistar International
5.750%, 08/17/2017	155	156
Nelson Education Limited, Term Loan B1 (G)
5.250%, 07/05/2014	206	170
Numericable US, 1st Lien Term Loan B1
4.500%, 05/21/2020	150	149
Numericable US, 1st Lien Term Loan B2
4.500%, 05/21/2020	130	129
Ocwen Financial
5.000%, 02/15/2018	97	95
One Call Medical, 1st Lien Term Loan
5.000%, 11/27/2020	963	960
Pilot Travel Centers
0.000%‡‡ (C)	1,000	999
Quintiles Transnational, 1st Lien Term Loan B3
3.750%, 06/08/2018	429	422
Realogy
3.750%, 03/05/2020	28	28
Redtop Acquisitions, 1st Lien
4.500%, 12/03/2020	100	99
Redtop Acquisitions, 2nd Lien
8.250%, 06/03/2021	104	105
Rexnord LLC, Term Loan B
4.000%, 08/21/2020	833	819
Ruby Western Pipeline Holdings, Term Loan
3.500%, 03/22/2020	542	536
3.500%, 03/27/2020	79	78

70	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Schaeffler Finances, Term Loan E
3.750%, 05/15/2020	$425	$421
Seadrill Partners LLC, 1st Lien Term Loan B
4.000%, 02/21/2021	661	628
Seaworld
3.000%, 05/30/2020	405	382
Serta Simmons Holdings, Term Loan B
4.250%, 09/19/2019	512	508
Shields Finance, 1st Lien Term Loan B
5.000%, 01/29/2021	399	397
Skillsoft, Cov-Lite, 2nd Lien
7.750%, 04/28/2022	251	242
Smart & Final, 1st Lien Term Loan, Cov-Lite
4.750%, 11/15/2019	412	411
Starwood Property Trust, Term Loan B
3.500%, 04/17/2020	869	855
STHI Holding, 1st Lien Term Loan
4.500%, 08/06/2021	179	177
Surgical Care Affiliates LLC, Term Loan B
4.234%, 12/29/2017	589	580
Syncreon Holdings, 1st Lien Term Loan B
5.250%, 10/28/2020	995	985
Telesat Canada, Term Loan B
3.500%, 03/26/2019	394	386
Templar Energy
8.000%, 11/25/2020	218	211
Templar Energy, Cov-Lite, 2nd Lien Term Loan
8.000%, 11/25/2020	762	738
Texas Competitive Electric Holdings, Extending Term Loan
4.650%, 10/10/2017	654	483
The Nieman Marcus Group, 1st Lien Term Loan
4.250%, 10/25/2020	596	584
The Pantry, Term Loan B
4.750%, 07/31/2019	353	352
TI Group Automotive Systems, 1st Lien
4.250%, 07/02/2021	866	853
Trans Union LLC, 1st Lien Term Loan
4.000%, 04/09/2021	998	981
TransDigm, Cov-Lite, 1st Lien, Term Loan D
3.750%, 06/04/2021	512	502

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Tribune Company, 1st Lien Term Loan B
4.000%, 12/27/2020	$645	$636
True Religion Apparel, 1st Lien Term Loan
5.875%, 07/30/2019	304	279
True Religion Apparel, Term Loan
5.875%, 07/30/2019	325	298
U.S. Telepacific, Term Loan
5.750%, 02/23/2017	485	484
Univision Communications, Term Loan C3
4.000%, 03/01/2020	546	535
Valeant Pharmaceuticals
3.750%, 02/13/2019	95	94
Valeant Pharmaceuticals International, Term Loan E
3.750%, 08/05/2020	398	393
Vanity LLC, 1st Lien Term Loan B
3.750%, 06/13/2021	289	287
Vantiv LLC
3.750%, 06/13/2021	1	1
Verint Systems, 1st Lien Term Loan B
3.500%, 09/06/2019	390	388
Walter Energy, Term Loan B
7.250%, 04/02/2018	149	133
Warner Music Group, Term Loan
3.750%, 07/01/2020	498	480
Waste Industries USA, Term Loan B
4.000%, 03/17/2017	481	477
WCA Waste Systems, Term Loan
4.000%, 03/23/2018	244	243
WCA Waste Systems, Term Loan
4.000%, 03/23/2018	1	1
Weight Watchers International
4.000%, 04/02/2020	242	184
4.000%, 04/02/2020 (C)	71	54
West
3.250%, 06/30/2018	293	286
WideOpenWest Finance
4.750%, 03/26/2019	147	146
Wilsonart International Holdings LLC, 1st Lien
4.000%, 10/31/2019	497	487
York Risk Services Holding, Delayed Draw
0.000%, 10/01/2021 (C)	29	28
York Risk Services Holding, Term Loan B
0.000%, 10/01/2021 (C)	264	263
Zayo Group LLC, Term Loan B
4.000%, 07/02/2019	973	957

SEI Institutional Managed Trust / Annual Report / September 30, 2014	71

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ziggo, 1st Lien Term Loan B1
3.250%, 01/15/2022	$292	$274
0.000%, 01/15/2022 (F)	324	—
Ziggo, 1st Lien Term Loan B2
3.250%, 01/15/2022	173	168

Total Loan Participations (Cost $63,931) ($ Thousands)		63,061

ASSET-BACKED SECURITIES — 20.3%

Automotive — 8.6%
Ally Auto Receivables Trust, Ser 2010-5, Cl B
2.450%, 06/15/2016 (B)	300	301
Ally Auto Receivables Trust, Ser 2011-1, Cl A4
2.230%, 03/15/2016	133	133
Ally Auto Receivables Trust, Ser 2012-SN1, Cl A4
0.700%, 12/21/2015	380	380
Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/2016	493	494
Ally Auto Receivables Trust, Ser 2014-SN1, Cl A3
0.750%, 02/21/2017	285	284
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/2016 (B)	91	91
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (B)	177	177
American Credit Acceptance Receivables Trust, Ser 2013-2, Cl A
1.320%, 02/15/2017 (B)	155	156
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl A
1.140%, 03/12/2018 (B)	139	139
AmeriCredit Automobile Receivables Trust, Ser 2011-2, CI C
3.190%, 10/12/2016	798	803
AmeriCredit Automobile Receivables Trust, Ser 2012- 5, Cl A3
0.620%, 06/08/2017	433	433
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	12	12

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/2017	$440	$440
AmeriCredit Automobile Receivables Trust, Ser 2013-5, Cl A2B
0.539%, 03/08/2017 (A)	128	129
ARI Fleet Lease Trust, Ser 2012-A, Cl A
0.704%, 03/15/2020 (A) (B)	291	291
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.454%, 01/15/2021 (A) (B)	205	205
Bank of America Auto Trust, Ser 2012-1, Cl A3
0.780%, 06/15/2016	50	50
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A1A
0.680%, 05/20/2016	295	295
Carfinance Capital Auto Trust, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (B)	28	28
CarMax Auto Owner Trust, Ser 2011-3, Cl B
2.170%, 07/17/2017	550	559
CarMax Auto Owner Trust, Ser 2012-1, Cl A3
0.890%, 09/15/2016	76	76
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/2018	115	116
Carnow Auto Receivables Trust, Ser 2014-1A, Cl A
0.960%, 07/17/2017 (B)	650	650
Chesapeake Funding LLC, Ser 2012-1A, Cl A
0.909%, 11/07/2023 (A) (B)	193	193
Chesapeake Funding LLC, Ser 2013-1A, Cl A
0.609%, 01/07/2025 (A) (B)	754	753
Chesapeake Funding LLC, Ser 2014-1A, Cl A
0.579%, 03/07/2026 (A) (B)	490	490
Chrysler Capital Auto Receivables Trust, Ser 2013-AA, Cl A2
0.610%, 11/15/2016 (B)	136	136
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	227	228
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	226	226

72	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Acceptance Auto Loan Trust, Ser 2012-1A, Cl A
2.200%, 09/16/2019 (B)	$198	$199
Credit Acceptance Auto Loan Trust, Ser 2013-1A, Cl A
1.210%, 10/15/2020 (B)	270	270
Credit Acceptance Auto Loan Trust, Ser 2013-2A, Cl A
1.500%, 04/15/2021 (B)	400	402
Credit Acceptance Auto Loan Trust, Ser 2014-1A, Cl A
1.550%, 10/15/2021 (B)	345	346
DT Auto Owner Trust, Ser 2014-1A, Cl A
0.660%, 07/17/2017 (B)	170	170
Enterprise Fleet Financing LLC, Ser 2012-1, Cl A2
1.140%, 11/20/2017 (B)	52	52
Enterprise Fleet Financing LLC, Ser 2013-1, Cl A2
0.680%, 09/20/2018 (B)	326	326
Enterprise Fleet Financing LLC, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (B)	210	210
First Investors Auto Owner Trust, Ser 2012-2A, Cl A2
1.470%, 05/15/2018 (B)	203	204
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	99	100
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/2019 (B)	420	421
First Investors Auto Owner Trust, Ser 2013-3A, Cl A2
0.890%, 09/15/2017 (B)	142	142
First Investors Auto Owner Trust, Ser 2014-1A, Cl A2
0.800%, 02/15/2018 (B)	249	249
Ford Credit Auto Owner Trust, Ser 2011-A, CI D
3.210%, 07/15/2017	650	661
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/2017	475	482
Ford Credit Auto Owner Trust, Ser 2012-B, CI D
2.930%, 10/15/2018	700	720
Harley-Davidson Motorcycle Trust, Ser 2012-1, Cl A3
0.680%, 04/15/2017	68	68
Hyundai Auto Lease Securitization Trust, Ser 2012-A, Cl A4
1.050%, 04/17/2017 (B)	120	120

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A3
1.060%, 11/15/2017 (B)	$825	$829
Mercedes Benz Auto Lease Trust, Ser 2013-B, Cl A3
0.620%, 07/15/2016	145	145
Motor PLC, Ser 2013-1A, Cl A1
0.655%, 02/15/2021 (A) (B)	213	213
Nissan Auto Lease Trust, Ser 2013-A, Cl A2A
0.450%, 09/15/2015	220	220
Porsche Innovative Lease Owner Trust, Ser 2012-1, Cl A3
0.540%, 12/21/2015 (B)	110	110
Porsche Innovative Lease Owner Trust, Ser 2013-1, Cl A4
0.880%, 10/22/2019 (B)	335	336
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A2
1.090%, 02/15/2018 (B)	294	295
Prestige Auto Receivables Trust, Ser 2014-1A, Cl A2
0.970%, 03/15/2018 (B)	295	295
Santander Drive Auto Receivables Trust, Ser 2010-2, Cl C
3.890%, 07/17/2017	193	193
Santander Drive Auto Receivables Trust, Ser 2012-3, Cl D
3.640%, 05/15/2018	545	564
Santander Drive Auto Receivables Trust, Ser 2012-4, Cl B
1.830%, 03/15/2017	700	703
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl A3
0.700%, 10/16/2017	520	520
Santander Drive Auto Receivables Trust, Ser 2014-1, Cl A2A
0.660%, 06/15/2017	108	108
Santander Drive Auto Receivables Trust, Ser 2014-2, Cl A2A
0.540%, 07/17/2017	310	310
SNAAC Auto Receivables Trust, Ser 2013-1A, Cl A
1.140%, 07/16/2018 (B)	53	53
Westlake Automobile Receivables Trust, Ser 2013-1A, Cl A2
1.120%, 01/15/2018 (B)	301	302
Westlake Automobile Receivables Trust, Ser 2014-1A, Cl A2
0.700%, 05/15/2017 (B)	505	505
Wheels SPV 2 LLC, Ser 2014-1A, Cl A2
0.840%, 03/20/2023 (B)	500	498

SEI Institutional Managed Trust / Annual Report / September 30, 2014	73

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

World Omni Auto Receivables Trust, Ser 2012-A, Cl A3
0.640%, 02/15/2017	$99	$99
World Omni Automobile Lease Securitization Trust, Ser 2012-A, Cl A3
0.930%, 11/16/2015	9	9
World Omni Master Owner Trust, Ser 2013-1, Cl A
0.505%, 02/15/2018 (A) (B)	235	235

		19,952

Credit Cards — 4.3%
BA Credit Card Trust, Ser 2014-A1, Cl A
0.534%, 06/15/2021 (A)	650	650
Barclays Dryrock Issuance Trust, Ser 2012-2, Cl A
0.640%, 08/15/2018	440	439
Barclays Dryrock Issuance Trust, Ser 2013-1, Cl A
0.495%, 07/16/2018 (A)	240	240
Barclays Dryrock Issuance Trust, Ser 2014-1, Cl A
0.515%, 12/16/2019 (A)	365	365
Cabela’s Master Credit Card Trust, Ser 2014-1, Cl A
0.505%, 03/16/2020 (A)	190	190
Chase Issuance Trust, Ser 2007-B1, Cl B1
0.404%, 04/15/2019 (A)	750	747
Chase Issuance Trust, Ser 2012-A3, Cl A3
0.790%, 06/15/2017	495	496
Chase Issuance Trust, Ser 2012-A5, Cl A5
0.590%, 08/15/2017	675	676
Chase Issuance Trust, Ser 2013-A6, Cl A6
0.574%, 07/15/2020 (A)	650	653
Chase Issuance Trust, Ser 2014- A1, Cl A1
1.150%, 01/15/2019	490	490
Citibank Credit Card Issuance Trust, Ser 2013-A3, Cl A3
1.110%, 07/23/2018	600	602
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	485	483
Citibank Credit Card Issuance Trust, Ser 2014-A4, Cl A4
1.230%, 04/24/2019	1,000	998
Discover Card Execution Note Trust, Ser 2014-A3, Cl A3
1.220%, 10/15/2019	525	524

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GE Capital Credit Card Master Note Trust, Ser 2012-5, Cl A
0.950%, 06/15/2018	$475	$476
Golden Credit Card Trust, Ser 2012-5A, Cl A
0.790%, 09/15/2017 (B)	525	526
Golden Credit Card Trust, Ser 2014-1A, Cl A
0.475%, 03/15/2019 (A) (B)	435	435
Gracechurch Card PLC, Ser 2012-4A, Cl A
0.854%, 06/15/2017 (A) (B)	550	551
Master Credit Card Trust, Ser 2012-2A, Cl A
0.780%, 04/21/2017 (B)	330	330

		9,871

Other Asset-Backed Securities — 7.4%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.495%, 01/25/2035 (A)	244	239
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates, Ser 2004-3, Cl A2B
1.255%, 09/25/2034 (A)	286	282
Ally Master Owner Trust, Ser 2012-1, Cl A2
1.440%, 02/15/2017	600	602
Ally Master Owner Trust, Ser 2012-3, Cl A1
0.854%, 06/15/2017 (A)	500	502
Ally Master Owner Trust, Ser 2012-3, Cl A2
1.210%, 06/15/2017	440	442
Ally Master Owner Trust, Ser 2013-1, Cl A1
0.604%, 02/15/2018 (A)	280	281
Ally Master Owner Trust, Ser 2013-2, Cl A
0.604%, 04/15/2018 (A)	675	676
Ally Master Owner Trust, Ser 2014-1, Cl A1
0.624%, 01/15/2019 (A)	570	571
Ally Master Owner Trust, Ser 2014-2, Cl A
0.524%, 01/16/2018 (A)	660	660
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	830	827
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD2, Cl 2A1
0.815%, 12/25/2044 (A)	250	250

74	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CIFC Funding Ltd., Ser 2013-1A, Cl A1
1.379%, 04/16/2025 (A) (B)	$485	$479
CNH Equipment Trust, Ser 2012-B, Cl A3
0.860%, 09/15/2017	102	102
CNH Equipment Trust, Ser 2013-D, Cl A2
0.490%, 03/15/2017	204	204
First Franklin Mortgage Loan Trust, Ser 2006-FF1, Cl 2A3
0.395%, 01/25/2036 (A)	563	556
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.534%, 01/15/2018 (A)	330	330
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A2
0.624%, 09/15/2018 (A)	505	506
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A2
0.554%, 02/15/2019 (A)	490	491
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl B
1.400%, 02/15/2019	90	90
GE Dealer Floorplan Master Note Trust, Ser 2012-1, Cl A
0.724%, 02/20/2017 (A)	640	641
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.644%, 06/20/2017 (A)	455	455
GE Equipment Midticket LLC, Ser 2012-1, Cl A3
0.600%, 05/23/2016	162	162
GE Equipment Midticket LLC, Ser 2013-1, Cl A2
0.640%, 03/22/2016	140	140
GE Equipment Small Ticket LLC, Ser 2013-1A, Cl A2
0.730%, 01/25/2016 (B)	118	118
GE Equipment Small Ticket LLC, Ser 2014-1A, Cl A3
0.950%, 09/25/2017 (B)	800	800
GE Equipment Transportation LLC, Ser 2013-1, Cl A2
0.500%, 11/24/2015	58	58
Golden Credit Card Trust, Ser 2013-2A, Cl A
0.586%, 09/15/2018 (A) (B)	625	627
John Deere Owner Trust, Ser 2012-B, Cl A3
0.530%, 07/15/2016	361	361
John Deere Owner Trust, Ser 2013-A, Cl A3
0.600%, 03/15/2017	725	725

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

John Deere Owner Trust, Ser 2013-B, Cl A2
0.550%, 01/15/2016	$139	$139
JPMorgan Mortgage Acquisition Trust, Ser 2007-CH1, Cl AV4
0.285%, 11/25/2036 (A)	200	199
Kubota Credit Owner Trust, Ser 2014-1A, Cl A2
0.580%, 02/15/2017 (B)	220	220
Mercedes-Benz Master Owner Trust, Ser 2012-AA, Cl A
0.790%, 11/15/2017 (B)	310	310
MMAF Equipment Finance, Ser 2014-AA, Cl A3
0.870%, 01/08/2019 (B)	745	742
NYCTL Trust, Ser 2013-A, Cl A
1.190%, 11/10/2026 (B)	73	73
NYCTL Trust, Ser 2014-A, Cl A
1.030%, 11/10/2027 (B)	295	295
SLM Student Loan Trust, Ser 2011-1, Cl A1
0.675%, 03/25/2026 (A)	342	344
SLM Student Loan Trust, Ser 2011-B, Cl A1
1.004%, 12/16/2024 (A) (B)	146	147
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.410%, 12/15/2022 (B)	510	509
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL3, Cl A2
0.385%, 07/25/2036 (A) (B)	1,084	1,077
Structured Asset Securities Mortgage Loan Trust, Ser 2006-WF1, Cl A1
0.305%, 02/25/2036 (A)	292	288
Volvo Financial Equipment LLC, Ser 2013-1A, Cl A3
0.740%, 03/15/2017 (B)	320	320
Volvo Financial Equipment LLC, Ser 2014-1A, Cl A3
0.820%, 04/16/2018 (B)	285	284

		17,124

Total Asset-Backed Securities (Cost $46,960) ($ Thousands)		46,947

MORTGAGE-BACKED SECURITIES — 12.8%

Agency Mortgage-Backed Obligations — 3.4%
FHLMC
6.000%, 09/01/2026	104	117
FNMA
6.500%, 09/01/2026	78	89

SEI Institutional Managed Trust / Annual Report / September 30, 2014	75

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.000%, 11/01/2026 to 04/01/2040	$624	$707
5.000%, 02/01/2023 to 03/01/2025	184	199
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M1
1.105%, 05/25/2024 (A) (B)	342	337
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 2M1
1.105%, 05/25/2024 (A) (B)	281	276
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.355%, 07/25/2024 (A) (B)	767	761
FNMA TBA
3.500%, 10/16/2027	900	946
3.000%, 10/15/2027	3,100	3,193
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
0.603%, 10/07/2020 (A)	379	382
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
0.607%, 01/08/2020 (A)	492	494
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
0.557%, 03/11/2020 (A)	165	165
NCUA Guaranteed Notes, Ser 2011-R4, Cl 1A
0.536%, 03/06/2020 (A)	145	145
NCUA Guaranteed Notes, Ser 2011-R6, Cl 1A
0.536%, 05/07/2020 (A)	80	80

		7,891

Non-Agency Mortgage-Backed Obligations — 9.4%
Adjustable Rate Mortgage Trust, Ser 2005-4, Cl 7A2
0.615%, 08/25/2035 (A) (B)	284	283
Banc of America Mortgage Securities, Ser 2004-J, Cl 2A1
2.776%, 11/25/2034 (A) (B)	106	107
Banc of America Mortgage Securities, Ser 2005-C, Cl 2A2
2.688%, 04/25/2035 (A) (B)	323	303
Banc of America Mortgage Securities, Ser 2005-I, Cl 2A1
2.784%, 10/25/2035 (A) (B)	239	215
Bear Stearns Commercial Mortgage Securities, Ser 2005-PW10, Cl A4
5.405%, 12/11/2040 (A)	422	437
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR9, Cl A4A
4.871%, 09/11/2042	82	84

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.288%, 10/12/2042 (A)	$315	$325
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A4
5.600%, 03/11/2039 (A)	448	468
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW13, Cl A4
5.540%, 09/11/2041	335	355
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl A4
5.400%, 07/15/2044 (A)	689	708
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/2045	294	294
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
2.604%, 09/25/2034 (A) (B)	69	70
Citigroup/Deutsche Bank Commercial Mortgage, Ser 2007-CD4, Cl A4
5.322%, 12/11/2049	725	774
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD5, Cl A4
5.886%, 11/15/2044 (A)	698	767
Citigroup/Deutsche Bank Commercial Mortgage, Ser 2006-CD2, Cl A4
5.480%, 01/15/2046 (A)	360	375
COMM Mortgage Trust, Ser 2006-C7, Cl A4
5.945%, 06/10/2046 (A)	561	595
COMM Mortgage Trust, Ser 2012-CR4, Cl A1
0.704%, 10/15/2045	290	288
COMM Mortgage Trust, Ser 2013-CR10, Cl A1
1.278%, 08/10/2046	257	257
COMM Mortgage Trust, Ser 2013-CR9, Cl A1
1.344%, 07/10/2045	216	217
Commercial Mortgage Pass- Through Certificates, Ser 2010-C1, Cl A1
3.156%, 07/10/2046 (B)	459	466
Commercial Mortgage Pass- Through Certificates, Ser 2012-CR2, Cl A1
0.824%, 08/15/2045	210	210
Commercial Mortgage Pass- Through Certificates, Ser 2012-CR3, Cl A1
0.666%, 11/15/2045	184	183

76	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Commercial Mortgage Pass- Through Certificates, Ser 2014-BBG, Cl A
0.955%, 03/15/2029 (A) (B)	$340	$340
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	450	464
GE Business Loan Trust, Ser 2003-2A, Cl B
1.154%, 11/15/2031 (A) (B)	25	24
GE Business Loan Trust, Ser 2004-2A, Cl A
0.374%, 12/15/2032 (A) (B)	38	37
GE Business Loan Trust, Ser 2004-2A, Cl B
0.634%, 12/15/2032 (A) (B)	29	27
GE Capital Commercial Mortgage, Ser 2005-C4, Cl A4
5.490%, 11/10/2045 (A)	1,100	1,129
Granite Master Issuer PLC, Ser 2006-3, Cl A3
0.234%, 12/20/2054 (A) (B)	757	753
Granite Master Issuer PLC, Ser 2006-3, Cl A4
0.234%, 12/20/2054 (A) (B)	779	775
Granite Master Issuer PLC, Ser 2006-4, Cl A6
0.334%, 12/20/2054 (A) (B)	115	115
Granite Master Issuer PLC, Ser 2007-1, Cl 2A1
0.294%, 12/20/2054 (A) (B)	442	440
Granite Master Issuer PLC, Ser 2007-1, Cl 3A1
0.354%, 12/20/2054 (A) (B)	136	136
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/2045	200	199
GS Mortgage Securities, Ser 2010-C2, Cl A1
3.849%, 12/10/2043 (B)	450	465
GS Mortgage Securities, Ser 2013-GC13, Cl A1
1.206%, 07/10/2046	159	160
Hilton USA, Ser 2013-HLF, Cl AFL
1.156%, 11/05/2030 (A) (B)	245	245
Impac CMB Trust, Ser 2005-1, Cl 1A1
0.675%, 04/25/2035 (A) (B)	229	211
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-FLD1, Cl M2
0.890%, 07/25/2035 (A)	272	270
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP4, Cl A4
4.918%, 10/15/2042 (A)	558	571

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP7, Cl A4
6.058%, 04/15/2045 (A)	$215	$228
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C1, Cl A1
3.853%, 06/15/2043 (B)	247	250
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl A1
0.705%, 10/15/2045	94	94
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-C13, Cl A1
1.303%, 01/15/2046	285	286
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A1
0.670%, 12/15/2047	111	110
JPMorgan Mortgage Trust, Ser 2006-A6, Cl 4A1
2.660%, 10/25/2036 (A) (B)	470	417
Merrill Lynch Mortgage Investors, Ser 2005-A1, Cl 1A
2.745%, 12/25/2034 (A) (B)	156	156
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-5, Cl A4
5.378%, 08/12/2048	146	156
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A1
0.664%, 11/15/2045	116	116
Morgan Stanley Capital I, Ser 2005-HQ6, Cl A4A
4.989%, 08/13/2042	510	516
Morgan Stanley Re-REMIC Trust, Ser IO, Cl AXA
1.000%, 03/27/2051 (B)	338	339
MortgageIT Trust, Ser 2005-5, Cl A1
0.415%, 12/25/2035 (A) (B)	707	654
Opteum Mortgage Acceptance Asset-Backed Pass-Through Certificates, Ser 2005-1, Cl A4
0.555%, 02/25/2035 (A) (B)	29	29
Opteum Mortgage Acceptance Asset-Backed Pass-Through Certificates, Ser 2005-2, Cl AII1
0.415%, 04/25/2035 (A) (B)	550	550
Option One Mortgage Loan Trust, Ser 2005-1, Cl A1A
0.655%, 02/25/2035 (A)	290	286

SEI Institutional Managed Trust / Annual Report / September 30, 2014	77

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Sequoia Mortgage Trust, Ser 2004-10, Cl A2
0.474%, 11/20/2034 (A) (B)	$169	$162
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
0.456%, 12/20/2034 (A) (B)	144	138
Sequoia Mortgage Trust, Ser 2005-2, Cl A1
0.374%, 03/20/2035 (A) (B)	82	73
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	260	259
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/2049	330	328
Wachovia Bank Commercial Mortgage Trust, Ser 2005- C18, Cl A4
4.935%, 04/15/2042	295	297
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4
5.414%, 10/15/2044 (A)	269	277
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22, Cl A4
5.455%, 12/15/2044 (A)	287	297
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.332%, 03/25/2036 (A) (B)	299	278
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/2045	334	334
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.616%, 01/25/2035 (A) (B)	244	243
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A1
1.988%, 03/15/2044 (B)	64	65
WFRBS Commercial Mortgage Trust, Ser 2011-C6, Cl A1
1.081%, 04/15/2045	164	164
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A1
0.673%, 11/15/2045	343	342
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl A1
1.264%, 08/15/2046	197	198

		21,784

Total Mortgage-Backed Securities (Cost $29,996) ($ Thousands)		29,675

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COLLATERALIZED DEBT OBLIGATIONS (A) (B) — 3.5%

Other Asset-Backed Securities — 3.5%
Apidos CLO XII, Ser 2013-12A, Cl A
1.334%, 04/15/2025	$550	$544
Apidos CLO XVII, Ser 2014-17A, Cl A1A
1.734%, 04/17/2026	350	350
Cent CLO 16 L.P., Ser 2014-16AR, Cl A1AR
1.710%, 08/01/2024	500	500
Cent CLO 20, Ser 2014-20A, Cl A
1.724%, 01/25/2026	625	623
Dryden XXXI Senior Loan Fund, Ser 2014-31A, Cl A
1.620%, 04/18/2026	510	507
Gramercy Park CLO, Ser 2014-1AR, Cl A1R
1.534%, 07/17/2023	400	399
ING Investment Management CLO, Ser 2014-1A, Cl A1
1.769%, 04/18/2026	510	510
ING Investment Management CLO, Ser 2014-1RA, Cl A1R
1.431%, 03/14/2022	600	599
ING Investment Management CLO, Ser 2014-1RA, Cl A2R
2.081%, 03/14/2022	500	495
Limerock CLO II, Ser 2014-2A, Cl A
1.734%, 04/18/2026	600	600
Neuberger Berman CLO XVI, Ser 2014-16A, Cl A1
1.704%, 04/15/2026	440	439
Octagon Investment Partners XVI Ltd., Ser 2013-1A, Cl A
1.346%, 07/17/2025	550	542
OHA Credit Partners VIII Ltd., Ser 2013-8A, Cl A
1.348%, 04/20/2025	330	325
OHA Intrepid Leveraged Loan Fund, Ser 2013-1AR, Cl AR
1.148%, 04/20/2021	338	337
Race Point VI CLO Ltd., Ser 2014-6RA, Cl BR
2.384%, 05/24/2023	525	525
Symphony CLO Ltd., Ser 2014-8AR, Cl BR
1.985%, 01/09/2023 (B)	805	805

Total Collateralized Debt Obligations (Cost $8,125) ($ Thousands)		8,100

78	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.7%
FFCB
0.190%, 06/04/2015	$1,000	$1,000
FHLB
0.260%, 07/21/2015	3,000	3,003
FNMA
2.375%, 07/28/2015	1,000	1,018
0.375%, 03/16/2015	1,200	1,201

Total U.S. Government Agency Obligations (Cost $6,222) ($ Thousands)		6,222

MUNICIPAL BONDS — 1.4%
Florida State, Board of Administration Finance, Ser A, RB
1.298%, 07/01/2016	570	572
New Jersey State, Economic Development Authority, Ser 00, RB
1.059%, 03/01/2016	455	455
New Jersey State, Economic Development Authority, Ser Q, RB
0.996%, 06/15/2016	1,000	997
New Jersey State, Turnpike Authority, Ser B, RB, AMBAC
4.252%, 01/01/2016	230	234
State of Illinois, Ser B, GO
1.780%, 04/01/2016	400	402
University of California, Ser Y-1, RB 01/01/2017 @ 100
0.652%, 07/01/2041 (A)	565	567

Total Municipal Bonds (Cost $3,227) ($ Thousands)		3,227

COMMON STOCK — 0.0%
JHT Holding*	4,002	—

Total Common Stock (Cost $–) ($ Thousands)		—

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%**†	3,670,736	3,671

Total Cash Equivalent (Cost $3,671) ($ Thousands)		3,671

Total Investments — 102.7% (Cost $239,351) ($ Thousands)		$237,515

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(43)	Dec-2014	$40
U.S. 2-Year Treasury Note	(20)	Dec-2014	—
U.S. 5-Year Treasury Note	21	Dec-2014	(9)

			$31

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on a Net Assets of $231,286 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

‡	Real Estate Investment Trust.

‡‡	Maturity date is unavailable.

†	Investment in Affiliated Security (see Note 6).

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014. The date reported on the Schedule of Investments is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Unsettled bank loan. Interest rate not available.

(D)	Securities considered illiquid and restricted. The total value of such securities as of September 30, 2014 was $18 ($ Thousands) and represented 0.01% of Net Assets.

(E)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2014 was $18 ($ Thousands) and represented 0.01% of Net Assets.

(F)	Unfunded bank loan. Interest rate not available.

(G)	Security in default on interest payments.

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

CLO — Collateralized Loan Obligation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GO — General Obligation

L.P. — Limited Partnership

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

NCUA — National Credit Union Administration

PLC — Public Limited Company

RB — Revenue Bond

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$76,612	$—	$76,612
Loan Participations	—	63,043	18	63,061
Asset-Backed Securities	—	46,947	—	46,947
Mortgage-Backed Securities	—	29,675	—	29,675
Collateralized Debt Obligations	—	8,100	—	8,100
U.S. Government Agency Obligations	—	6,222	—	6,222
Municipal Bonds	—	3,227	—	3,227
Common Stock	—	—	—	—
Cash Equivalent	3,671	—	—	3,671

Total Investments in Securities	$3,671	$233,826	$18	$237,515

SEI Institutional Managed Trust / Annual Report / September 30, 2014	79

SCHEDULE OF INVESTMENTS

Enhanced Income Fund (Concluded)

September 30, 2014

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$40	$—	$—	$40
Unrealized Depreciation	(9)	—	—	(9)

Total Other Financial Instruments	$31	$—	$—	$31

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

80	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 35.7%

Agency Mortgage-Backed Obligations — 27.5%
FHLMC
7.500%, 05/01/2031 to 09/01/2032	$660	$788
7.000%, 06/01/2015 to 03/01/2039	593	652
6.500%, 06/01/2017 to 09/01/2039	824	892
6.000%, 03/01/2020 to 07/01/2037	2,484	2,716
5.500%, 02/01/2017 to 01/01/2039	9,167	10,137
5.000%, 10/01/2018 to 08/01/2041	14,207	15,673
4.500%, 07/01/2026 to 03/01/2044	3,658	3,988
4.000%, 04/01/2019 to 08/01/2043	9,857	10,500
3.500%, 12/01/2041 to 08/01/2043	9,221	9,437
2.500%, 03/01/2028	674	681
FHLMC ARM (A)
3.421%, 04/01/2044	317	329
3.237%, 06/01/2044	1,077	1,117
3.220%, 06/01/2044	532	550
3.168%, 02/01/2042	864	895
3.083%, 04/01/2044	502	520
3.030%, 11/01/2043	532	543
2.985%, 10/01/2043	660	672
2.959%, 11/01/2043	809	823
2.949%, 01/01/2044	404	411

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.870%, 06/01/2044	$504	$519
2.869%, 09/01/2044	78	80
2.840%, 08/01/2044	708	727
2.838%, 07/01/2044	75	77
2.820%, 08/01/2044	246	252
2.811%, 09/01/2044	571	586
2.806%, 07/01/2044	77	79
2.773%, 08/01/2044	215	221
2.753%, 10/01/2044	438	448
2.707%, 07/01/2042	1,701	1,744
2.684%, 11/01/2042	502	514
FHLMC CMO, Ser 1988-1, Cl Z
9.300%, 04/15/2019	19	21
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	720	796
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	184	211
FHLMC CMO, Ser 2002-48, Cl 1A
5.698%, 07/25/2033 (A)	15	17
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	998	1,120
FHLMC CMO, Ser 2003-57, Cl 1A2
7.000%, 07/25/2043	194	222
FHLMC CMO, Ser 2003-57, Cl 1A3
7.500%, 07/25/2043	154	183
FHLMC CMO, Ser 2004-59, Cl 1A3
7.500%, 10/25/2043	213	252
FHLMC CMO, Ser 2004-60, Cl 1A3
7.500%, 03/25/2044	221	263
FHLMC CMO, Ser 2005-2945, Cl SA
12.018%, 03/15/2020 (A)	620	553
FHLMC CMO, Ser 2005-2980, Cl QA
6.000%, 05/15/2035	619	689
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	1,929	2,165
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	602	643
FHLMC CMO, Ser 2008-3451, Cl SB, IO
5.876%, 05/15/2038 (A)	187	22
FHLMC CMO, Ser 2009-3529, Cl AG
6.500%, 04/15/2039	528	585

SEI Institutional Managed Trust / Annual Report / September 30, 2014	81

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2010-3621, Cl SB, IO
6.076%, 01/15/2040 (A)	$153	$21
FHLMC CMO, Ser 2010-3622, Cl WA
5.500%, 09/15/2039	775	869
FHLMC CMO, Ser 2010-3664, Cl DA
4.000%, 11/15/2037	362	385
FHLMC CMO, Ser 2011-3876, Cl NB
5.000%, 08/15/2038	549	596
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.796%, 10/15/2041 (A)	1,094	202
FHLMC CMO, Ser 2012-3997, Cl SK, IO
6.446%, 11/15/2041 (A)	894	167
FHLMC CMO, Ser 2012-4054, Cl SA, IO
5.896%, 08/15/2039 (A)	1,835	212
FHLMC CMO, Ser 2012-4076, Cl SW, IO
5.896%, 07/15/2042 (A)	85	17
FHLMC CMO, Ser 2012-4092, Cl AI, IO
3.000%, 09/15/2031	1,708	236
FHLMC CMO, Ser 2012-4097, Cl ST, IO
5.896%, 08/15/2042 (A)	169	38
FHLMC CMO, Ser 2012-4136, Cl SE, IO
5.996%, 11/15/2042 (A)	170	39
FHLMC CMO, Ser 2012-4136, Cl SJ, IO
5.996%, 11/15/2042 (A)	178	37
FHLMC CMO, Ser 2012-4136, Cl SQ, IO
5.995%, 11/15/2042 (A)	264	55
FHLMC CMO, Ser 2013-4174, Cl SA, IO
6.046%, 05/15/2039 (A)	537	106
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.096%, 09/15/2042 (A)	528	96
FHLMC CMO, Ser 2013-4281, Cl CE
4.000%, 07/15/2043	499	533
FHLMC CMO, Ser 2014-336, Cl 300
3.000%, 08/15/2044	1,995	2,006
FHLMC CMO, Ser 2014-4302, Cl PA
4.000%, 12/15/2043	1,827	1,948

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2014-4384, Cl LA
3.500%, 09/15/2040	$3,711	$3,897
FHLMC Multifamily Structured Pass-Through Certificates, Ser K007, Cl X1, IO
1.361%, 04/25/2020 (A)	4,774	233
FHLMC Multifamily Structured Pass-Through Certificates, Ser K008, Cl X1, IO
1.815%, 06/25/2020 (A)	2,958	212
FHLMC Multifamily Structured Pass-Through Certificates, Ser K015, Cl X1, IO
1.825%, 07/25/2021 (A)	3,109	283
FHLMC Multifamily Structured Pass-Through Certificates, Ser K016, Cl X1, IO
1.725%, 10/25/2021 (A)	1,251	111
FHLMC Multifamily Structured Pass-Through Certificates, Ser K017, Cl X1, IO
1.586%, 12/25/2021 (A)	1,603	131
FHLMC Multifamily Structured Pass-Through Certificates, Ser K024, Cl X1, IO
1.021%, 09/25/2022 (A)	1,307	74
FHLMC TBA
3.500%, 10/15/2041	600	612
FNMA
7.000%, 09/01/2026 to 02/01/2039	2,000	2,248
6.500%, 05/01/2017 to 05/01/2040	650	703
6.000%, 10/01/2019 to 07/01/2037	6,839	7,769
5.500%, 09/01/2016 to 04/01/2040	4,025	4,494
5.000%, 01/01/2020 to 05/01/2042	17,077	19,033
4.761%, 02/01/2020	2,758	3,054
4.500%, 04/01/2025 to 03/01/2044	23,325	25,292
4.338%, 11/01/2021	2,929	3,229
4.300%, 07/01/2021	2,865	3,150
4.000%, 08/01/2020 to 12/01/2043	48,011	51,044
3.840%, 08/01/2021	3,051	3,292
3.762%, 12/01/2020	3,005	3,214
3.665%, 10/01/2020	1,819	1,946
3.614%, 12/01/2020	1,970	2,078
3.500%, 07/01/2032 to 10/25/2044	21,878	22,646
3.010%, 11/25/2044	501	514

82	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.000%, 08/01/2033 to 09/01/2042	$7,923	$7,997
2.830%, 06/01/2022	1,205	1,217
2.500%, 11/01/2027 to 10/01/2042	5,776	5,780
FNMA ACES, Ser 2012-M14, Cl X2, IO
0.628%, 09/25/2022 (A)	18,717	589
FNMA ACES, Ser 2014-M8, Cl FA
0.415%, 05/25/2018 (A)	2,671	2,672
FNMA ARM (A)
3.298%, 09/01/2044	705	732
3.235%, 04/01/2044	2,642	2,736
3.188%, 07/01/2044	173	179
3.152%, 07/01/2044	306	315
3.120%, 09/01/2044	672	692
3.071%, 01/01/2044	359	373
2.989%, 04/01/2044	324	336
2.985%, 04/01/2044	395	409
2.978%, 01/01/2044	364	371
2.915%, 10/01/2044	1,350	1,393
2.869%, 07/01/2044	1,247	1,284
2.850%, 12/01/2043	619	634
2.820%, 08/01/2044	367	377
2.812%, 07/01/2044	541	556
2.760%, 08/01/2044	644	664
2.759%, 09/01/2044	864	885
2.738%, 08/01/2044	1,665	1,707
2.731%, 07/01/2044	342	351
2.556%, 05/01/2043	338	337
2.144%, 10/01/2035	2,654	2,799
2.119%, 11/01/2035	413	441
2.114%, 11/01/2035	326	344
2.111%, 11/01/2035	435	462
2.099%, 11/01/2035	1,512	1,580
2.098%, 11/01/2035	332	352
2.093%, 11/01/2035	344	364
2.079%, 10/01/2035	1,876	1,958
2.034%, 10/01/2035	216	229
FNMA CMO STRIPS, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	1,292	150
FNMA CMO STRIPS, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	834	169
FNMA CMO STRIPS, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	1,260	255
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	484	524
FNMA CMO, Ser 2002-33, Cl A2
7.500%, 06/25/2032	161	188

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2002-95, Cl DB
6.000%, 01/25/2033	$611	$687
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	1,379	1,503
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/01/2035	3,251	510
FNMA CMO, Ser 2005-5, Cl PA
5.000%, 01/25/2035	189	203
FNMA CMO, Ser 2006-112, Cl ST, IO
6.546%, 11/25/2036 (A)	2,325	355
FNMA CMO, Ser 2006-56, Cl CA
6.000%, 07/25/2036	119	131
FNMA CMO, Ser 2008-22, Cl SI, IO
6.276%, 03/25/2037 (A)	4,783	445
FNMA CMO, Ser 2009-20, Cl DT
4.500%, 04/25/2039	543	579
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037	3,396	3,194
FNMA CMO, Ser 2010-142, Cl SM, IO
6.376%, 12/25/2040 (A)	230	32
FNMA CMO, Ser 2010-150, Cl SK, IO
6.291%, 01/25/2041 (A)	830	147
FNMA CMO, Ser 2011-117, Cl LS, IO
6.393%, 10/25/2040 (A)	1,773	310
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	2,023	2,312
FNMA CMO, Ser 2011-59, Cl SW, IO
6.486%, 07/25/2041 (A)	1,638	262
FNMA CMO, Ser 2011-90, Cl QI, IO
5.000%, 05/25/2034	1,438	187
FNMA CMO, Ser 2011-96, Cl SA, IO
6.396%, 10/25/2041 (A)	2,710	436
FNMA CMO, Ser 2012-128, Cl SL, IO
5.996%, 11/25/2042 (A)	359	77
FNMA CMO, Ser 2012-128, Cl SQ, IO
5.996%, 11/25/2042 (A)	534	118

SEI Institutional Managed Trust / Annual Report / September 30, 2014	83

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2012-130, Cl DC
3.000%, 12/25/2042	$2,820	$2,785
FNMA CMO, Ser 2012-133, Cl CS, IO
5.996%, 12/25/2042 (A)	347	78
FNMA CMO, Ser 2012-133, Cl SA, IO
5.996%, 12/25/2042 (A)	178	41
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	467	464
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	212	238
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	902	1,003
FNMA CMO, Ser 2012-70, Cl YS, IO
6.496%, 02/25/2041 (A)	232	41
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042	68	62
FNMA CMO, Ser 2012-74, Cl SA, IO
6.496%, 03/25/2042 (A)	883	155
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042	136	124
FNMA CMO, Ser 2012-93, Cl SG, IO
5.946%, 09/25/2042 (A)	424	90
FNMA CMO, Ser 2012-M12, Cl 1A
2.935%, 08/25/2022 (A)	3,276	3,300
FNMA CMO, Ser 2013-10, Cl JS, IO
5.996%, 02/25/2043 (A)	1,212	240
FNMA CMO, Ser 2013-10, Cl SJ, IO
5.996%, 02/25/2043 (A)	1,351	290
FNMA CMO, Ser 2013-121, Cl LB
3.000%, 12/25/2043	1,994	2,054
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	6,700
FNMA CMO, Ser 2013-67, Cl KS, IO
5.946%, 07/25/2043 (A)	457	101
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	977	1,106
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	6,604	7,326

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2013-9, Cl SA, IO
5.996%, 03/25/2042 (A)	$1,087	$196
FNMA TBA
5.000%, 10/01/2038	1,100	1,214
4.500%, 11/15/2034 to 10/25/2044	42,850	46,178
4.000%, 10/14/2039 to 10/25/2044	32,705	34,439
3.500%, 10/16/2027 to 10/25/2044	51,485	52,799
3.000%, 10/15/2027 to 10/25/2044	33,800	33,960
2.500%, 10/15/2027 to 10/25/2029	6,690	6,727
FNMA Whole Loan CMO, Ser 2003-W17, Cl 1A7
5.750%, 08/25/2033	251	271
GNMA
8.000%, 11/15/2029 to 09/15/2030	67	74
7.500%, 03/15/2029	95	115
6.500%, 04/15/2026 to 09/15/2035	3,313	3,805
6.000%, 10/15/2023 to 10/20/2040	6,023	6,927
5.000%, 07/20/2040 to 11/20/2040	1,657	1,844
4.500%, 04/20/2041	2,412	2,628
GNMA CMO, Ser 2007-17, Cl IB, IO
6.097%, 04/20/2037 (A)	1,063	198
GNMA CMO, Ser 2010-31, Cl GS, IO
6.345%, 03/20/2039 (A)	263	34
GNMA CMO, Ser 2010-4, Cl NS, IO
6.236%, 01/16/2040 (A)	9,186	1,530
GNMA CMO, Ser 2010-47, Cl XN, IO
6.396%, 04/16/2034 (A)	53	2
GNMA CMO, Ser 2010-85, Cl HS, IO
6.495%, 01/20/2040 (A)	215	39
GNMA CMO, Ser 2010-H27, Cl FA
0.536%, 12/20/2060 (A)	1,793	1,789
GNMA CMO, Ser 2010-H28, Cl FE
0.556%, 12/20/2060 (A)	1,043	1,042
GNMA CMO, Ser 2011-H08, Cl FG
0.636%, 03/20/2061 (A)	1,098	1,101

84	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2011-H09, Cl AF
0.656%, 03/20/2061 (A)	$743	$745
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	1,263	180
GNMA CMO, Ser 2012-98, Cl SA, IO
5.893%, 08/16/2042 (A)	672	107
GNMA CMO, Ser 2012-100, Cl IO, IO
0.827%, 08/16/2052 (A)	1,834	120
GNMA CMO, Ser 2013-152, Cl HS, IO
6.545%, 06/20/2043 (A)	1,258	254
GNMA, Ser 152, Cl IO, IO
0.753%, 01/16/2054 (A)	9,675	637
GNMA, Ser 162, Cl IO, IO
1.095%, 09/16/2046 (A)	8,904	621
GNMA, Ser 2013-153, Cl AB
2.900%, 06/16/2044 (A)	713	730
GNMA, Ser 2013-154, Cl AB
2.900%, 02/16/2044 (A)	1,642	1,683
GNMA, Ser 2013-178, Cl A
2.250%, 03/16/2035	350	358
GNMA, Ser 2013-178, Cl IO, IO
0.944%, 06/16/2055 (A)	1,921	121
GNMA, Ser 2013-193, Cl AB
2.000%, 12/16/2049	403	403
GNMA TBA
4.500%, 10/15/2039	4,100	4,447
4.000%, 10/01/2039	20,700	21,957
3.500%, 10/15/2041	7,700	7,956
3.000%, 11/20/2044	1,655	1,665
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 1A
0.526%, 11/06/2017 (A)	1,595	1,598
NCUA Guaranteed Notes CMO, Ser 2010-R2, Cl 2A
0.627%, 11/05/2020 (A)	1,348	1,355
NCUA Guaranteed Notes, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	795	807

		563,878

Non-Agency Mortgage-Backed Obligations — 8.2%
ACRE Commercial Mortgage Trust, Ser 2013-FL1, Cl C
3.156%, 06/15/2030 (A) (B)	150	151
Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 3A1
2.302%, 02/25/2035 (A) (B)	2,458	2,378

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Adjustable Rate Mortgage Trust, Ser 2007-1, Cl 5A31
0.295%, 03/25/2037 (A) (B)	$3,249	$2,365
Alternative Loan Trust, Ser 2005-36, Cl 3A1
2.458%, 08/25/2035 (A) (B)	3,325	2,917
Alternative Loan Trust, Ser 2006-18CB, Cl A6
27.982%, 07/25/2036 (A) (B)	533	838
Alternative Loan Trust, Ser 2006-OA11, Cl A4
0.345%, 09/25/2046 (A) (B)	705	577
Alternative Loan Trust, Ser 2007-23CB, Cl A7
0.555%, 09/25/2037 (A) (B)	3,864	2,686
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
0.345%, 12/25/2046 (A) (B)	2,162	1,515
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
2.332%, 06/25/2045 (A) (B)	2,578	2,525
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
2.082%, 11/25/2045 (A) (B)	2,328	1,866
Banc of America Commercial Mortgage Trust, Ser 2006-5, Cl AM
5.448%, 09/10/2047	100	107
Banc of America Commercial Mortgage Trust, Ser 2007-3, Cl A3
5.765%, 06/10/2049 (A)	977	980
Banc of America Funding Trust, Ser 2003-1, Cl A1
6.000%, 05/20/2033 (B)	9	9
Banc of America Funding Trust, Ser 2006-G, Cl 2A3
0.326%, 07/20/2036 (A) (B)	405	404
Bayview Commercial Asset Trust, Ser 2008-4, Cl A2
2.655%, 07/25/2038 (A) (B)	136	147
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 24A
2.625%, 05/25/2034 (A) (B)	326	313
Bear Stearns ALT-A Trust, Ser 2004-12, Cl 1A3
0.855%, 01/25/2035 (A) (B)	1,151	1,124
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
7.496%, 11/25/2035 (A) (B)	6,748	2,064

SEI Institutional Managed Trust / Annual Report / September 30, 2014	85

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035 (A) (B)	$2,470	$2,556
Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-PW17, Cl AJ
6.084%, 06/11/2050 (A)	250	253
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl AJ
5.566%, 01/15/2046 (A)	590	553
CD Commercial Mortgage Trust, Ser 2007-CD3, Cl AJ
5.688%, 10/15/2048	340	326
CD Commercial Mortgage Trust, Ser 2007-CD4, Cl AJ
5.398%, 12/11/2049 (A)	490	406
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (A) (B)	729	809
CGBRAM Commerical Mortgage Trust, Ser 2014-HD, Cl E
3.154%, 02/15/2031 (A) (B)	640	640
CG-CCRE Commercial Mortgage Trust, Ser 2014-FL1, Cl A
1.105%, 06/15/2031 (A) (B)	630	629
Citigroup Commercial Mortgage Trust, Ser 2006-C5, Cl AJ
5.482%, 10/15/2049	270	261
Citigroup Commercial Mortgage Trust, Ser 2008-C7, Cl AJA
6.339%, 12/10/2049 (A)	140	138
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl E
3.635%, 05/10/2035 (A) (B)	1,040	931
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl A3
3.753%, 01/10/2024	273	281
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl AAB
3.552%, 03/10/2047	354	366
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C2, Cl AMFX
5.526%, 04/15/2047 (A)	130	141
COMM Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/2046 (B)	614	660
COMM Mortgage Trust, Ser 2010-C1, Cl XWB, IO
0.764%, 07/10/2046 (A) (B)	13,060	536
COMM Mortgage Trust, Ser 2012-LC4, Cl A3
3.069%, 12/10/2044	315	323

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	$210	$221
COMM Mortgage Trust, Ser 2013-CR12, Cl ASB
3.623%, 10/10/2046	666	690
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	90	96
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.255%, 10/10/2046 (A)	40	42
COMM Mortgage Trust, Ser 2013-CR7, Cl A4
3.213%, 03/10/2046	134	134
COMM Mortgage Trust, Ser 2014-CR18, Cl ASB
3.452%, 07/15/2047	310	317
COMM Mortgage Trust, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	697	712
COMM Mortgage Trust, 2014-SAVA, Cl D
3.255%, 06/15/2034 (A) (B)	870	870
COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	1,406	1,432
COMM Mortgage Trust, Ser 2014-UBS5, Cl A4
3.838%, 09/10/2047	539	555
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	191	196
Commercial Mortgage Pass-Through Certificates, Ser 2007-C2, Cl AM
5.615%, 01/15/2049 (A)	582	630
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A3
2.822%, 11/15/2045	60	59
Commercial Mortgage Pass-Through Certificates, Ser 2013-WWP, Cl A2
3.424%, 03/10/2031 (B)	100	101
Commercial Mortgage Pass-Through Certificates, Ser 2014-LC15, Cl ASB
3.528%, 04/10/2047	553	570
Commercial Mortgage Trust, Ser 2005-GG5, Cl A5
5.224%, 04/10/2037 (A)	326	334
Commercial Mortgage Trust, Ser 2006-GG7, Cl AM
6.014%, 07/10/2038 (A)	400	427

86	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Alternative Loan Trust, Ser 2003-20CB, Cl 1A1
5.500%, 10/25/2033 (B)	$631	$677
Countrywide Alternative Loan Trust, Ser 2004-J1, Cl 1A1
6.000%, 02/25/2034 (B)	124	126
Countrywide Alternative Loan Trust, Ser 2005-27, Cl 3A2
1.217%, 08/25/2035 (A) (B)	268	183
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2005-R3, Cl AF
0.555%, 09/25/2035 (A) (B)	1,889	1,698
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
2.570%, 10/25/2033 (A) (B)	1,735	1,700
Credit Suisse First Boston Mortgage Securities, Ser 2005-C3, Cl A4
4.686%, 07/15/2037	2,851	2,883
Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl A4
5.100%, 08/15/2038 (A)	278	284
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl A2
3.953%, 09/15/2037	870	899
Credit Suisse Mortgage Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037	800	725
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	818	844
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A3
5.002%, 11/10/2046 (B)	199	222
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A2
3.386%, 07/10/2044 (B)	2,500	2,587
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (B)	671	732
DBUBS Mortgage Trust, Ser 2011-LC3A, Cl A2
3.642%, 08/10/2044	2,690	2,795
DBUBS Mortgage Trust, Ser 2011-LC3A, Cl XA, IO
1.554%, 08/10/2044 (A) (B)	2,810	69
Deutsche Mortgage Securities Mortgage Loan Trust, Ser 2004-4, Cl 7AR2
0.605%, 06/20/2034 (A) (B)	401	371

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Downey Savings & Loan Association Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
0.953%, 11/19/2044 (A) (B)	$1,434	$1,249
EQTY Mortgage Trust Equity, Ser 2014-INNS, Cl D
2.506%, 05/08/2031 (A) (B)	530	530
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
1.807%, 08/25/2024 (A) (B)	811	813
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
3.155%, 07/25/2024 (A) (B)	4,810	4,513
Fund America Investors II, Ser 1993-A, Cl A2
3.498%, 06/25/2023 (A) (B)	43	44
GE Capital Assurance, Ser 2003-1, Cl A4
5.254%, 05/12/2035 (A) (B)	694	710
GE Capital Commercial Mortgage, Ser 2005-C1, Cl A5
4.772%, 06/10/2048 (A)	3,240	3,264
GS Mortgage Securities II, Ser 2005-GG4, Cl A4A
4.751%, 07/10/2039	284	286
GS Mortgage Securities Trust, Ser 2007-GG10, Cl AM
5.991%, 08/10/2045 (A)	2,180	2,260
GS Mortgage Securities Trust, Ser 2011-GC5, Cl XA, IO
1.868%, 08/10/2044 (A) (B)	1,189	74
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A3
4.244%, 11/10/2046	244	261
GS Mortgage Securities Trust, Ser 2013-GC16, Cl AAB
3.813%, 11/10/2046	863	908
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	340	370
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A4
4.074%, 01/10/2047	503	528
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047	311	323
GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	717	745
GS Mortgage Securities Trust, Ser 2014-GC24, Cl AAB
3.650%, 09/10/2047	1,050	1,081

SEI Institutional Managed Trust / Annual Report / September 30, 2014	87

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027 (A) (B)	$36	$36
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.576%, 10/25/2033 (A) (B)	522	532
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 3A5
2.585%, 07/25/2035 (A) (B)	6,403	6,067
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
2.587%, 05/19/2034 (A) (B)	2,725	2,724
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.505%, 08/25/2036 (A) (B)	268	264
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (B)	1,817	2,044
IndyMac IMSC Mortgage Loan Trust, Ser 2007-HOA1, Cl A21
0.245%, 07/25/2047 (A) (B)	2,911	1,984
IndyMac IMSC Mortgage Loan Trust, Ser 2007-HOA1, Cl A22
0.335%, 07/25/2047 (A) (B)	2,205	1,547
JPMorgan Alternative Loan Trust, Ser 2007-S1, Cl A1
0.435%, 04/25/2047 (A) (B)	2,757	2,526
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB18, Cl AJ
5.502%, 06/12/2047 (A)	1,570	1,555
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.251%, 11/15/2045 (A)	190	202
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.050%, 01/15/2047 (A)	100	107
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl ASB
3.428%, 08/15/2047	284	290
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047	199	204
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl ASB
3.657%, 09/15/2047	592	613

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	$44	$45
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP2, Cl A3A
4.678%, 07/15/2042	52	52
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB14, Cl A4
5.481%, 12/12/2044 (A)	261	272
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB20, Cl AM
6.082%, 02/12/2051 (A)	500	555
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (B)	1,393	1,482
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (B)	265	274
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C3, Cl A3
4.388%, 02/15/2046 (B)	3,025	3,261
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl ASB
2.379%, 10/15/2045	556	549
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5
2.840%, 12/15/2047	151	147
JPMorgan Mortgage Trust, Ser 2014-IVR3, Cl 2A1
3.000%, 09/25/2044 (A) (B)	300	303
LB Commercial Conduit Mortgage Trust, Ser 2007-C3, Cl AM
6.090%, 07/15/2044 (A)	280	309
LB-UBS Commercial Mortgage Trust, Ser 2004-C8, Cl A6
4.799%, 12/15/2029 (A)	1	1
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl AJ
6.331%, 07/15/2040 (A)	590	611
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl AM
6.370%, 09/15/2045 (A)	160	180
Lehman XS Trust, Ser 2005-5N, Cl 1A1
0.455%, 11/25/2035 (A) (B)	1,006	890

88	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034 (B)	$2,112	$2,151
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.625%, 02/25/2034 (A) (B)	638	644
Merrill Lynch Mortgage Investors Trust, Ser 2004-B, Cl A3
1.987%, 05/25/2029 (A) (B)	466	472
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl AJ
5.802%, 08/12/2043 (A)	650	662
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl A4
6.009%, 06/12/2050 (A)	100	110
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-7, Cl A4
5.810%, 06/12/2050 (A)	693	754
ML-CFC Commercial Mortgage Trust, Ser 2006-3, Cl AJ
5.485%, 07/12/2046 (A)	610	623
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048 (A)	670	645
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049 (A)	1,240	1,207
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl XA, IO
2.024%, 08/15/2045 (A) (B)	2,108	182
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A3
2.506%, 11/15/2045	800	791
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	83	81
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046	810	815
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C15, Cl ASB
3.654%, 04/15/2047	320	331
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl ASB
3.477%, 01/15/2024	71	73
Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl AJ
5.399%, 12/15/2043	670	616

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Capital I Trust, Ser 2007-IQ14, Cl A4
5.692%, 04/15/2049 (A)	$320	$348
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (B)	766	793
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A2
3.224%, 07/15/2049	712	736
Motel 6 Trust, Ser 2012-MTL6, Cl A2
1.948%, 10/05/2025 (B)	715	715
PFP III, Ser 2014-1, Cl D
4.254%, 06/14/2031 (A) (B)	260	262
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035 (B)	1,591	1,599
RALI Series Trust, Ser 2005-QS2, Cl A1
5.500%, 02/25/2035 (B)	2,684	2,664
RBS Commercial Funding Trust, Ser 2013-1A, Cl A
3.961%, 01/13/2032 (A) (B)	527	547
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031 (B)	196	202
Residential Asset Securitization Trust, Ser 2004-A6, Cl A1
5.000%, 08/25/2019 (B)	146	150
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.489%, 12/25/2034 (A) (B)	506	515
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-10, Cl 2A
2.386%, 08/25/2034 (A) (B)	1,078	1,068
Structured Adjustable Rate Mortgage Loan Trust, Ser 2007-7, Cl 2AS2
2.618%, 08/25/2015 (A) (B)	4,784	3,789
Structured Asset Securities, Ser 2005-17, Cl 5A1
5.500%, 10/25/2035 (B)	1,481	1,330
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl AS
3.317%, 12/10/2045 (B)	40	39
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D
4.650%, 12/10/2045 (A) (B)	670	640
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl XA, IO
2.012%, 12/10/2045 (A) (B)	1,850	194

SEI Institutional Managed Trust / Annual Report / September 30, 2014	89

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	$178	$177
UBS-Citigroup Commercial Mortgage Trust, Ser 2001-C1, Cl A2
2.804%, 01/10/2045	3,200	3,299
VNDO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (B)	110	108
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C17, Cl A4
5.083%, 03/15/2042 (A)	2,212	2,219
Wachovia Bank Commercial Mortgage Trust, Ser 2006C23, Cl A4
5.418%, 01/15/2045 (A)	2,836	2,941
Wachovia Bank Commercial Mortgage Trust, Ser 2006-C28, Cl AJ
5.632%, 10/15/2048 (A)	540	552
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AJ
5.413%, 12/15/2043 (A)	604	622
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AM
5.383%, 12/15/2043	260	278
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl AJ
5.660%, 04/15/2047 (A)	300	310
WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR5, Cl A6
2.382%, 05/25/2035 (A) (B)	9,220	9,235
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR13, Cl 1A
0.997%, 10/25/2046 (A) (B)	2,486	2,039
WaMu Mortgage Pass-Through Certificates Trust, Ser 2007-OA1, Cl A1A
0.817%, 02/25/2047 (A) (B)	3,765	3,098
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.445%, 10/25/2047 (A) (B)	2,483	2,373
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
0.817%, 01/25/2047 (A) (B)	2,122	1,551

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Washington Mutual MSC Mortgage Pass-Through Certificates, Ser 2003-MS1, Cl 1A
5.000%, 02/25/2018 (B)	$127	$129
Wells Fargo Commercial Mortgage Trust, Ser 2013-LC12, Cl B
4.438%, 07/15/2046 (A)	20	21
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
2.615%, 06/25/2034 (A) (B)	1,111	1,131
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl XA, IO
1.278%, 02/15/2044 (A) (B)	3,441	111
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A3
4.394%, 06/15/2044 (B)	2,420	2,606
WFRBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044	3,125	3,266
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.735%, 06/15/2045 (A) (B)	359	32
WFRBS Commercial Mortgage Trust, Ser 2012-C8, Cl A3
3.001%, 08/15/2045	1,685	1,676
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl XA, IO
1.509%, 03/15/2047 (A)	2,296	185
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl D
3.993%, 10/15/2057 (A) (B)	630	536

		168,784

Total Mortgage-Backed Securities (Cost $733,884) ($ Thousands)		732,662

CORPORATE OBLIGATIONS — 26.5%

Consumer Discretionary — 1.9%
1011778 B.C. ULC / New Red Finance
6.000%, 04/01/2022 (B)	390	387
21st Century Fox America
6.650%, 11/15/2037	180	226
6.200%, 12/15/2034	65	79
Bed Bath & Beyond
5.165%, 08/01/2044	310	304
British Sky Broadcasting Group
3.750%, 09/16/2024 (B)	570	569
Comcast
6.950%, 08/15/2037	450	605
6.550%, 07/01/2039	270	353

90	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.500%, 01/15/2017	$1,335	$1,495
4.200%, 08/15/2034	280	278
3.600%, 03/01/2024	1,600	1,628
Comcast Cable Communications Holdings
9.455%, 11/15/2022	560	804
Cox Communications (B)
6.950%, 06/01/2038	20	25
4.700%, 12/15/2042	10	10
CSC Holdings
6.750%, 11/15/2021	570	607
Daimler Finance North America LLC (B)
2.375%, 08/01/2018	1,460	1,478
1.875%, 01/11/2018	502	502
1.300%, 07/31/2015	150	151
1.125%, 03/10/2017	975	970
DIRECTV Holdings LLC
6.000%, 08/15/2040	845	949
4.450%, 04/01/2024 (C)	645	672
3.800%, 03/15/2022	513	521
DISH DBS
5.875%, 07/15/2022	200	204
5.125%, 05/01/2020	80	80
5.000%, 03/15/2023	580	556
ERAC USA Finance (B)
5.625%, 03/15/2042	624	705
3.850%, 11/15/2024	220	220
Ford Motor
4.750%, 01/15/2043	1,130	1,131
Ford Motor Credit LLC
3.664%, 09/08/2024	580	568
General Motors
6.250%, 10/02/2043	100	117
4.875%, 10/02/2023	425	449
3.500%, 10/02/2018	645	655
General Motors Financial
4.375%, 09/25/2021	180	184
4.250%, 05/15/2023	180	181
3.250%, 05/15/2018	150	151
2.750%, 05/15/2016	200	202
Grupo Televisa
5.000%, 05/13/2045	270	267
Hilton Worldwide Finance LLC
5.625%, 10/15/2021 (B)	920	948
Johnson Controls
4.950%, 07/02/2064	155	151
4.625%, 07/02/2044	285	278
LVMH Moet Hennessy Louis Vuitton
1.625%, 06/29/2017 (B)	854	858
Numericable Group
6.000%, 05/15/2022 (B)	400	403

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

QVC
5.950%, 03/15/2043	$20	$21
Reynolds Group Issuer
7.125%, 04/15/2019	810	839
6.875%, 02/15/2021	180	190
Taylor Morrison Communities (B)
7.750%, 04/15/2020	120	128
5.250%, 04/15/2021	460	449
Thomson Reuters
3.850%, 09/29/2024	580	576
Time Warner
7.700%, 05/01/2032	1,010	1,390
6.250%, 03/29/2041	265	313
4.750%, 03/29/2021	730	795
3.550%, 06/01/2024	1,365	1,345
Time Warner Cable
8.250%, 04/01/2019	2,265	2,821
6.550%, 05/01/2037	1,645	2,075
5.500%, 09/01/2041	325	366
Time Warner Entertainment
8.375%, 07/15/2033	270	399
Toyota Motor Credit MTN
2.750%, 05/17/2021	695	701
1.125%, 05/16/2017	1,115	1,111
United Business Media
5.750%, 11/03/2020 (B)	490	530
Univision Communications
6.750%, 09/15/2022 (B)	310	332
Viacom
5.250%, 04/01/2044 (C)	590	610
4.250%, 09/01/2023	480	494
Volkswagen Group of America Finance
2.125%, 05/23/2019 (B)	490	486
Volkswagen International Finance
1.125%, 11/18/2016 (B)	1,115	1,116
Yum! Brands
5.350%, 11/01/2043	340	370

		38,378

Consumer Staples — 1.8%
Altria Group
9.950%, 11/10/2038	150	248
9.250%, 08/06/2019	1,250	1,627
5.375%, 01/31/2044 (C)	775	826
4.750%, 05/05/2021	720	784
4.000%, 01/31/2024	260	265
Anheuser-Busch InBev Finance
2.625%, 01/17/2023 (C)	400	375
2.150%, 02/01/2019	810	806
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	2,930	3,538
5.375%, 01/15/2020	1,360	1,534

SEI Institutional Managed Trust / Annual Report / September 30, 2014	91

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.000%, 04/15/2020	$560	$625
2.500%, 07/15/2022	330	312
Anheuser-Busch LLC
5.050%, 10/15/2016	940	1,013
Coca-Cola Femsa
2.375%, 11/26/2018	680	683
ConAgra Foods
1.900%, 01/25/2018	480	477
CVS Health
5.750%, 05/15/2041	970	1,145
2.250%, 12/05/2018	565	567
Diageo Capital PLC
4.828%, 07/15/2020	1,580	1,756
Heineken
1.400%, 10/01/2017 (B)	320	318
HJ Heinz
4.250%, 10/15/2020	440	437
Kraft Foods Group
6.500%, 02/09/2040	225	279
5.375%, 02/10/2020	455	513
3.500%, 06/06/2022 (C)	1,350	1,367
Kroger
6.900%, 04/15/2038	260	333
Lorillard Tobacco
8.125%, 06/23/2019	20	25
3.750%, 05/20/2023	840	826
Molson Coors Brewing
3.500%, 05/01/2022	100	101
Mondelez International
6.500%, 02/09/2040	454	569
5.375%, 02/10/2020 (C)	925	1,049
4.000%, 02/01/2024 (C)	870	891
PepsiCo
4.000%, 03/05/2042	110	104
0.700%, 08/13/2015	1,090	1,094
Pernod Ricard (B)
5.750%, 04/07/2021	724	825
5.500%, 01/15/2042 (C)	150	165
4.450%, 01/15/2022	1,050	1,110
2.950%, 01/15/2017	360	371
Philip Morris International
4.500%, 03/20/2042	390	392
2.900%, 11/15/2021	690	690
2.500%, 08/22/2022 (C)	340	325
Reynolds American
6.750%, 06/15/2017	1,260	1,422
3.250%, 11/01/2022	340	328
Sysco
3.000%, 10/02/2021	610	611
2.350%, 10/02/2019	855	855
Tyson Foods
5.150%, 08/15/2044	130	135
4.500%, 06/15/2022	540	572
3.950%, 08/15/2024	280	280

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wal-Mart Stores
4.300%, 04/22/2044	$1,055	$1,061
Wm Wrigley Jr (B)
3.375%, 10/21/2020	755	766
2.900%, 10/21/2019	1,079	1,094
2.400%, 10/21/2018	425	428
2.000%, 10/20/2017	205	207

		36,124

Energy — 3.3%
Access Midstream Partners
6.125%, 07/15/2022	680	724
4.875%, 05/15/2023	700	718
4.875%, 03/15/2024	100	102
Anadarko Finance, Ser B
7.500%, 05/01/2031	810	1,097
Antero Resources Finance
5.375%, 11/01/2021	210	209
Arch Coal
7.000%, 06/15/2019 (C)	600	320
Atwood Oceanics
6.500%, 02/01/2020	240	246
Baker Hughes
7.500%, 11/15/2018	1,230	1,493
BG Energy Capital PLC
4.000%, 10/15/2021 (B)	910	952
BP Capital Markets PLC
3.875%, 03/10/2015	210	213
3.561%, 11/01/2021	50	51
3.245%, 05/06/2022	160	159
California Resources
6.000%, 11/15/2024 (B)	450	462
Canadian Oil Sands
6.000%, 04/01/2042 (B)	293	337
Chesapeake Energy
6.875%, 11/15/2020	450	502
6.500%, 08/15/2017	275	298
Cimarex Energy
4.375%, 06/01/2024	765	771
CNOOC Nexen Finance ULC
1.625%, 04/30/2017	820	817
Concho Resources
5.500%, 10/01/2022	350	361
5.500%, 04/01/2023	80	83
Conoco Funding
7.250%, 10/15/2031	50	70
ConocoPhillips
5.900%, 10/15/2032	10	13
5.900%, 05/15/2038	420	522
Consol Energy
8.250%, 04/01/2020	660	690
Continental Resources
5.000%, 09/15/2022	90	95
4.500%, 04/15/2023	735	761
3.800%, 06/01/2024	110	108

92	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Devon Energy
5.600%, 07/15/2041	$765	$853
3.250%, 05/15/2022	530	526
Devon Financing LLC
7.875%, 09/30/2031	260	363
Diamond Offshore Drilling
4.875%, 11/01/2043 (C)	285	264
Ecopetrol
7.375%, 09/18/2043	240	290
5.875%, 05/28/2045	895	906
El Paso Pipeline Partners Operating LP
4.300%, 05/01/2024	555	551
4.100%, 11/15/2015	570	589
Encana
6.500%, 02/01/2038	230	283
Energy Transfer Partners
8.250%, 11/15/2029	1,315	1,845
5.950%, 10/01/2043	225	241
Equities Midstream Partners
4.000%, 08/01/2024	440	434
Hess
7.875%, 10/01/2029	610	828
Kerr-McGee
7.875%, 09/15/2031	430	595
6.950%, 07/01/2024	530	667
Key Energy Services
6.750%, 03/01/2021	1,290	1,242
Kinder Morgan
6.950%, 06/01/2028	6,750	7,547
Kinder Morgan Energy Partners
5.000%, 08/15/2042	140	132
5.000%, 03/01/2043	140	129
4.150%, 02/01/2024	280	277
Kodiak Oil & Gas
5.500%, 01/15/2021	530	535
Marathon Petroleum
5.000%, 09/15/2054	180	172
4.750%, 09/15/2044	140	134
MarkWest Energy Partners
6.250%, 06/15/2022	128	135
5.500%, 02/15/2023	320	327
Newfield Exploration
5.625%, 07/01/2024	445	476
Noble Energy
5.250%, 11/15/2043	180	190
4.150%, 12/15/2021	690	731
Occidental Petroleum
3.125%, 02/15/2022	330	332
2.700%, 02/15/2023	170	163
ONEOK Partners
2.000%, 10/01/2017	440	443
Panhandle Eastern Pipeline
8.125%, 06/01/2019	2,500	3,044

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Penn Virginia Resource Partners
8.375%, 06/01/2020	$416	$453
Petrobras Global Finance
6.250%, 03/17/2024	720	755
4.875%, 03/17/2020	535	542
3.000%, 01/15/2019 (C)	375	365
1.853%, 05/20/2016 (A)	825	824
Petrobras International Finance
6.125%, 10/06/2016	655	703
5.750%, 01/20/2020	574	604
5.375%, 01/27/2021	2,670	2,699
Petro-Canada
6.800%, 05/15/2038	1,665	2,188
Petroleos Mexicanos
6.625%, 06/15/2035	1,667	1,934
6.375%, 01/23/2045 (B)	1,350	1,527
5.500%, 06/27/2044	360	367
2.254%, 07/18/2018 (A)	255	266
QEP Resources
6.875%, 03/01/2021	520	564
5.250%, 05/01/2023	290	281
Range Resources
5.000%, 08/15/2022	100	102
5.000%, 03/15/2023	330	340
Regency Energy Partners
4.500%, 11/01/2023	690	668
Rowan
5.400%, 12/01/2042	286	268
Sabine Pass Liquefaction
5.750%, 05/15/2024 (B) (C)	220	224
5.625%, 02/01/2021	140	144
Samson Investment
9.750%, 02/15/2020	650	590
SESI LLC
7.125%, 12/15/2021	180	199
Shelf Drilling Holdings
8.625%, 11/01/2018 (B)	140	147
Shell International Finance
4.375%, 03/25/2020	1,160	1,279
3.400%, 08/12/2023	595	605
Sinopec Group Overseas Development (B)
4.375%, 04/10/2024	1,150	1,180
2.750%, 05/17/2017	490	502
Southeast Supply Header
4.250%, 06/15/2024 (B)	535	546
Southern Natural Gas LLC
8.000%, 03/01/2032	170	216
Statoil
2.900%, 11/08/2020	1,235	1,259
Talisman Energy
3.750%, 02/01/2021	535	541
TC PipeLines
4.650%, 06/15/2021	160	169

SEI Institutional Managed Trust / Annual Report / September 30, 2014	93

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Tennessee Gas Pipeline LLC
8.375%, 06/15/2032	$1,638	$2,165
Total Capital International
2.750%, 06/19/2021	1,135	1,129
2.100%, 06/19/2019	700	698
TransCanada PipeLines
4.625%, 03/01/2034	1,345	1,380
Transocean
6.375%, 12/15/2021	40	42
Weatherford International
5.950%, 04/15/2042	330	355
Western Gas Partners
5.375%, 06/01/2021	160	179
Williams
7.875%, 09/01/2021	505	608
7.750%, 06/15/2031	861	1,036
5.750%, 06/24/2044	200	197

		68,258

Financials — 11.6%
ACE INA Holdings
3.350%, 05/15/2024	330	329
Alleghany
4.900%, 09/15/2044	185	182
Allstate
3.150%, 06/15/2023	555	553
Ally Financial
7.500%, 09/15/2020	1,410	1,625
American Express
6.800%, 09/01/2066 (A)	1,790	1,911
American Express Credit MTN
2.250%, 08/15/2019	1,705	1,693
1.750%, 06/12/2015	1,206	1,217
American Honda Finance MTN (B)
3.875%, 09/21/2020	1,065	1,135
1.000%, 08/11/2015	1,010	1,015
American International Group MTN
8.175%, 05/15/2058 (A)	145	195
6.400%, 12/15/2020	354	421
6.250%, 03/15/2037	1,670	1,870
5.850%, 01/16/2018	860	968
American Tower ‡
5.050%, 09/01/2020	374	406
3.500%, 01/31/2023	337	320
3.450%, 09/15/2021	555	544
Ameriprise Financial
3.700%, 10/15/2024	430	432
ANZ National International
1.850%, 10/15/2015 (B)	470	476
Assurant
2.500%, 03/15/2018	570	572

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Australia & New Zealand Banking Group
4.500%, 03/19/2024 (B)	$575	$580
Bank of America
8.950%, 05/18/2017 (A)	1,790	1,927
8.680%, 05/02/2017 (A)	3,160	3,409
6.250%, 09/29/2049 (A) (C)	1,030	1,023
6.050%, 05/16/2016	350	376
6.000%, 09/01/2017	655	730
5.750%, 12/01/2017	305	339
5.700%, 05/02/2017	1,300	1,425
5.650%, 05/01/2018	270	300
5.625%, 10/14/2016	3,135	3,401
5.625%, 07/01/2020	110	124
5.420%, 03/15/2017 (C)	4,400	4,765
5.000%, 05/13/2021	90	99
5.000%, 01/21/2044	1,430	1,509
4.875%, 04/01/2044 (C)	780	809
4.500%, 04/01/2015	180	184
4.200%, 08/26/2024	1,245	1,234
4.000%, 04/01/2024 (C)	1,295	1,308
3.875%, 03/22/2017	280	295
3.625%, 03/17/2016	2,275	2,357
3.300%, 01/11/2023	160	156
2.600%, 01/15/2019	670	669
1.500%, 10/09/2015	1,901	1,915
Bank of New York Mellon MTN
3.400%, 05/15/2024	1,865	1,879
2.200%, 03/04/2019	630	630
Bank of Tokyo-Mitsubishi UFJ (B)
3.850%, 01/22/2015	350	354
2.350%, 09/08/2019	1,775	1,760
Barclays Bank PLC MTN
6.050%, 12/04/2017 (B)	420	467
Bear Stearns
6.400%, 10/02/2017	70	79
4.650%, 07/02/2018	995	1,085
Berkshire Hathaway
3.200%, 02/11/2015	950	960
BNP Paribas MTN
2.375%, 09/14/2017	320	325
Boeing Capital
4.700%, 10/27/2019	490	546
BPCE
5.700%, 10/22/2023 (B)	310	330
5.150%, 07/21/2024 (B) (C)	210	215
4.000%, 04/15/2024	270	271
Capital One
2.400%, 09/05/2019	1,045	1,032
Chase Capital VI
0.865%, 08/01/2028 (A)	1,750	1,523
CIT Group
5.000%, 08/01/2023	580	576

94	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup
6.875%, 03/05/2038	$370	$488
6.675%, 09/13/2043	130	159
6.625%, 06/15/2032	100	121
6.300%, 12/29/2049 (A)	520	514
5.950%, 12/29/2049 (A) (C)	360	360
5.900%, 12/29/2049 (A)	220	217
5.500%, 09/13/2025	750	817
5.350%, 05/29/2049 (A)	390	362
5.300%, 05/06/2044 (C)	240	249
4.050%, 07/30/2022	70	71
3.500%, 05/15/2023	570	546
2.650%, 03/02/2015	385	388
2.500%, 09/26/2018 (C)	3,330	3,352
2.500%, 07/29/2019	1,010	1,001
1.750%, 05/01/2018	1,835	1,809
1.700%, 07/25/2016	655	662
1.550%, 08/14/2017	930	923
0.502%, 06/09/2016 (A)	3,650	3,630
Citigroup Capital III
7.625%, 12/01/2036	1,500	1,853
Commonwealth Bank of Australia MTN (B)
5.000%, 10/15/2019	10	11
3.750%, 10/15/2014	1,060	1,062
Cooperatieve Centrale Raiffeisen-Boerenleenbank
11.000%, 12/31/2049 (A) (B)	1,050	1,389
5.750%, 12/01/2043	250	284
4.625%, 12/01/2023	1,100	1,140
Countrywide Financial
6.250%, 05/15/2016	1,080	1,164
Credit Agricole
8.375%, 12/31/2049 (A) (B)	1,550	1,794
Credit Suisse MTN
5.400%, 01/14/2020	1,350	1,506
Credit Suisse NY MTN
3.625%, 09/09/2024 (C)	1,085	1,071
0.555%, 08/24/2015 (A)	1,500	1,499
DDR‡
4.625%, 07/15/2022	685	724
3.375%, 05/15/2023	655	627
Deutsche Bank
1.350%, 05/30/2017	800	794
Farmer Mac Guaranteed Notes Trust
5.125%, 04/19/2017 (B)	3,540	3,897
Farmers Exchange Capital
7.050%, 07/15/2028 (B)	1,000	1,242
Farmers Exchange Capital II
6.151%, 11/01/2053 (A) (B)	2,150	2,436
Federal Realty Investment Trust‡
3.950%, 01/15/2024	305	315
3.000%, 08/01/2022	230	226

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

First Industrial MTN
7.500%, 12/01/2017	$970	$1,109
FMS Wertmanagement AoeR
1.000%, 11/21/2017	640	634
Ford Motor Credit LLC
8.125%, 01/15/2020	1,170	1,462
5.875%, 08/02/2021	230	264
5.750%, 02/01/2021	220	250
1.700%, 05/09/2016	2,000	2,017
General Electric Capital MTN
6.875%, 01/10/2039	360	485
6.375%, 11/15/2019 (A)	3,980	4,308
5.875%, 01/14/2038	620	748
5.550%, 05/04/2020	2,975	3,404
4.375%, 09/16/2020	2,490	2,722
1.625%, 07/02/2015	410	414
0.714%, 08/15/2036 (A) (C)	1,550	1,349
0.618%, 05/05/2026 (A)	1,950	1,859
Goldman Sachs Capital II
4.000%, 06/01/2043 (A)	200	152
Goldman Sachs Group
7.500%, 02/15/2019	950	1,133
6.750%, 10/01/2037	238	284
6.250%, 02/01/2041	1,780	2,156
6.150%, 04/01/2018	1,780	2,007
6.000%, 06/15/2020	170	195
5.950%, 01/18/2018 (C)	260	291
5.750%, 01/24/2022	110	125
5.375%, 03/15/2020	2,860	3,184
5.350%, 01/15/2016	660	697
5.250%, 07/27/2021	340	377
4.000%, 03/03/2024	490	494
3.850%, 07/08/2024	1,030	1,024
2.375%, 01/22/2018 (C)	1,370	1,384
HBOS PLC MTN
6.750%, 05/21/2018 (B)	2,100	2,375
HCP‡
6.300%, 09/15/2016	1,075	1,183
6.000%, 01/30/2017	1,800	1,988
2.625%, 02/01/2020	1,000	985
Health Care‡
6.500%, 03/15/2041	710	885
5.250%, 01/15/2022	900	996
4.950%, 01/15/2021	2,820	3,102
Healthcare Trust of America Holdings‡
3.375%, 07/15/2021	370	368
Highwoods Properties‡
7.500%, 04/15/2018	1,142	1,333
HSBC Bank PLC
4.750%, 01/19/2021 (B)	1,760	1,952
HSBC Holdings PLC
6.800%, 06/01/2038	180	231
5.250%, 03/14/2044	380	403

SEI Institutional Managed Trust / Annual Report / September 30, 2014	95

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.250%, 03/14/2024	$2,925	$2,960
4.000%, 03/30/2022	330	347
HSBC USA
2.375%, 02/13/2015	690	695
Hyundai Capital America
2.125%, 10/02/2017 (B)	270	273
ILFC E-Capital Trust II
6.250%, 12/21/2065 (A) (B)	400	392
ING Bank (B)
5.800%, 09/25/2023	1,385	1,525
2.500%, 10/01/2019	1,230	1,222
Inter-American Development Bank MTN
4.375%, 01/24/2044	190	215
3.875%, 10/28/2041	512	523
International Lease Finance
7.125%, 09/01/2018 (B) (C)	1,080	1,215
Intesa Sanpaolo
5.017%, 06/26/2024 (B)	1,610	1,568
3.625%, 08/12/2015 (B)	500	511
3.125%, 01/15/2016	390	399
2.375%, 01/13/2017	717	725
John Deere Capital
1.700%, 01/15/2020	160	155
JPMorgan Chase
6.000%, 01/15/2018	135	152
4.850%, 02/01/2044 (C)	355	372
4.500%, 01/24/2022	180	193
4.400%, 07/22/2020	210	226
4.350%, 08/15/2021	215	230
4.250%, 10/15/2020	330	352
3.625%, 05/13/2024	1,940	1,927
3.450%, 03/01/2016	2,785	2,884
3.375%, 05/01/2023	650	623
JPMorgan Chase Bank
6.000%, 07/05/2017	2,250	2,516
6.000%, 10/01/2017	1,000	1,118
0.564%, 06/13/2016 (A)	1,300	1,300
JPMorgan Chase Capital XIII
1.183%, 09/30/2034 (A)	550	473
JPMorgan Chase Capital XXIII
1.234%, 05/15/2047 (A)	1,900	1,539
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	530	516
Lazard Group LLC
6.850%, 06/15/2017	1,102	1,242
4.250%, 11/14/2020	560	586
Liberty Mutual Group
4.850%, 08/01/2044 (B)	510	507
M&T Bank
6.875%, 12/29/2049	1,740	1,775
Markel
4.900%, 07/01/2022	335	365
3.625%, 03/30/2023	240	239

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Massachusetts Mutual Life Insurance
8.875%, 06/01/2039 (B)	$605	$935
MetLife
6.750%, 06/01/2016	375	412
6.400%, 12/15/2036	220	245
4.750%, 02/08/2021	540	597
2.463%, 12/15/2017	550	552
2.463%, 12/15/2044	130	131
MetLife Capital Trust IV
7.875%, 12/15/2037 (B)	800	1,024
Mid-America Apartments‡
4.300%, 10/15/2023	440	456
3.750%, 06/15/2024	595	587
Mizuho Bank
2.650%, 09/25/2019 (B)	1,050	1,050
Morgan Stanley MTN
7.300%, 05/13/2019	545	650
6.625%, 04/01/2018 (C)	1,640	1,878
6.000%, 04/28/2015	630	649
5.375%, 10/15/2015	595	623
4.750%, 03/22/2017	140	151
4.350%, 09/08/2026	670	659
3.875%, 04/29/2024	620	619
2.375%, 07/23/2019	1,120	1,102
0.684%, 10/18/2016 (A)	5,965	5,981
Murray Street Investment Trust
4.647%, 03/09/2017 (D)	1,021	1,093
National Australia Bank Ltd.
1.600%, 08/07/2015	450	454
Nationwide Mutual Insurance
5.810%, 12/15/2024 (A) (B)	2,975	2,994
Navient MTN
5.625%, 08/01/2033	145	122
New York Life Insurance (B)
6.750%, 11/15/2039	415	547
2.100%, 01/02/2019	575	574
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/2019 (B)	1,400	1,395
Nordea Bank MTN
3.700%, 11/13/2014 (B)	110	110
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (B)	690	855
PNC Bank
2.400%, 10/18/2019	625	621
2.250%, 07/02/2019	545	542
Prudential Holdings LLC
8.695%, 12/18/2023 (B)	1,244	1,573
Royal Bank of Scotland
4.650%, 06/04/2018	270	279
Royal Bank of Scotland Group PLC
7.648%, 08/31/2049 (A)	110	129
7.640%, 09/29/2017 (A)	200	211

96	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.400%, 10/21/2019	$280	$326
6.125%, 12/15/2022	390	413
6.100%, 06/10/2023	550	581
6.000%, 12/19/2023	860	902
5.125%, 05/28/2024	330	324
2.550%, 09/18/2015	200	203
Santander US Debt Unipersonal (B)
3.781%, 10/07/2015	100	103
3.724%, 01/20/2015	800	807
SL Green Realty‡
7.750%, 03/15/2020	1,000	1,189
Standard Chartered
5.700%, 03/26/2044 (B)	1,420	1,500
State Street
4.956%, 03/15/2018	1,380	1,502
Sumitomo Mitsui Banking
3.150%, 07/22/2015 (B)	570	581
3.100%, 01/14/2016 (B)	200	206
1.350%, 07/11/2017	860	855
Sumitomo Mitsui Financial Group
4.436%, 04/02/2024 (B)	495	507
Synchrony Financial
4.250%, 08/15/2024	515	515
Tanger Properties‡
3.875%, 12/01/2023	295	298
Teachers Insurance & Annuity Association of America (B)
6.850%, 12/16/2039	1,300	1,675
4.900%, 09/15/2044	505	515
Temasek Financial I MTN
2.375%, 01/23/2023 (B)	690	661
Toronto-Dominion Bank
2.250%, 09/25/2019 (B)	1,485	1,481
Toyota Motor Credit MTN
3.400%, 09/15/2021	810	839
1.250%, 10/05/2017	1,150	1,143
Ventas Realty L.P.‡
2.700%, 04/01/2020	1,450	1,427
Voya Financial
2.900%, 02/15/2018	150	154
Wachovia Capital Trust III
5.570%, 05/31/2016 (A)	2,630	2,548
WEA Finance (B)
3.750%, 09/17/2024	1,180	1,177
2.700%, 09/17/2019	290	291
Wells Fargo
5.375%, 11/02/2043	410	448
4.600%, 04/01/2021	160	175
4.480%, 01/16/2024	2,658	2,803
3.676%, 06/15/2016 (D)	680	711
3.450%, 02/13/2023 (C)	430	422
3.000%, 01/22/2021	1,010	1,020
2.125%, 04/22/2019	420	415
1.500%, 01/16/2018 (C)	420	418

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Bank
6.000%, 11/15/2017	$250	$282
Wells Fargo Capital X
5.950%, 12/15/2036	610	627
Woodbourne Capital Trust III
1.360%, 04/08/2049 (A) (B)	500	280
Woodbourne Capital Trust IV
1.360%, 04/08/2049 (A) (B)	275	154
WR Berkley
4.750%, 08/01/2044	315	311
4.625%, 03/15/2022	301	322

		238,633

Health Care — 1.5%
AbbVie
4.400%, 11/06/2042	695	653
2.900%, 11/06/2022	490	468
1.750%, 11/06/2017	1,220	1,216
Actavis Funding SCS (B)
4.850%, 06/15/2044	185	174
3.850%, 06/15/2024	735	712
Aetna
2.200%, 03/15/2019	310	307
Amgen
5.650%, 06/15/2042	475	540
5.375%, 05/15/2043	280	305
5.150%, 11/15/2041	1,125	1,187
3.625%, 05/22/2024	750	743
1.250%, 05/22/2017	1,115	1,109
Celgene
5.250%, 08/15/2043	245	266
4.625%, 05/15/2044 (C)	285	280
2.250%, 05/15/2019	555	553
DaVita HealthCare Partners
5.125%, 07/15/2024 (C)	740	727
Fresenius Medical Care US Finance
5.750%, 02/15/2021 (B)	160	169
Fresenius Medical Care US Finance II (B)
5.875%, 01/31/2022	190	201
5.625%, 07/31/2019	240	253
Gilead Sciences
3.700%, 04/01/2024	1,555	1,588
GlaxoSmithKline Capital
5.650%, 05/15/2018	810	917
HCA
7.500%, 11/15/2095	3,800	3,572
Humana
7.200%, 06/15/2018	1,150	1,356
4.625%, 12/01/2042	130	127
3.850%, 10/01/2024	790	790
3.150%, 12/01/2022 (C)	170	166

SEI Institutional Managed Trust / Annual Report / September 30, 2014	97

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

McKesson
3.796%, 03/15/2024	$330	$333
Medtronic
4.450%, 03/15/2020	730	803
3.625%, 03/15/2024	940	959
Mylan
5.400%, 11/29/2043	170	180
2.550%, 03/28/2019	660	656
Perrigo
4.000%, 11/15/2023 (B) (C)	370	377
Roche Holdings
6.000%, 03/01/2019 (B)	329	381
Teva Pharmaceutical Finance
3.650%, 11/10/2021	350	356
Thermo Fisher Scientific
5.300%, 02/01/2044	50	55
3.600%, 08/15/2021	620	638
3.200%, 03/01/2016	435	449
1.300%, 02/01/2017	660	658
UnitedHealth Group
6.000%, 06/15/2017	51	57
5.800%, 03/15/2036	280	343
5.700%, 10/15/2040	510	615
3.875%, 10/15/2020	530	567
WellPoint
5.875%, 06/15/2017	1,155	1,284
5.100%, 01/15/2044	205	218
3.500%, 08/15/2024	370	361
3.125%, 05/15/2022	690	682
1.250%, 09/10/2015	240	241
Wyeth LLC
5.950%, 04/01/2037	960	1,177
Zoetis
3.250%, 02/01/2023	150	147

		29,916

Industrials — 1.3%
ABB Finance USA
4.375%, 05/08/2042	80	82
AerCap Ireland Capital
3.750%, 05/15/2019 (B)	520	504
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	2,360	2,522
BAE Systems
4.750%, 10/11/2021 (B)	1,350	1,490
Burlington Northern Santa Fe
4.550%, 09/01/2044	280	280
Caterpillar Financial Services MTN
2.750%, 08/20/2021	620	615
Catholic Health Initiatives
4.350%, 11/01/2042	80	78
2.950%, 11/01/2022	800	777

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Continental Airlines Pass-Through Trust, Ser 1999-2, Cl C-2
7.256%, 03/15/2020	$2,096	$2,374
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	1,433	1,590
Continental Airlines Pass-Through Trust, Ser 2009-1
9.000%, 07/08/2016	2,239	2,463
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	1,195	1,393
Eaton
4.150%, 11/02/2042	440	419
2.750%, 11/02/2022	950	915
1.500%, 11/02/2017	270	269
Florida East Coast Holdings
6.750%, 05/01/2019 (B)	460	469
General Electric
4.500%, 03/11/2044	220	228
General Electric Capital
0.850%, 10/09/2015	460	462
JetBlue Airways Pass-Through Trust, Ser 2004-2, Cl G1
0.609%, 08/15/2016 (A)	1,344	1,334
L-3 Communications
3.950%, 05/28/2024	445	442
Lockheed Martin
3.350%, 09/15/2021	1,035	1,065
Northrop Grumman
4.750%, 06/01/2043	555	570
3.250%, 08/01/2023	3,240	3,204
Penske Truck Leasing L.P.
2.500%, 06/15/2019 (B)	720	716
Raytheon
3.125%, 10/15/2020	430	441
Union Pacific
3.250%, 01/15/2025	435	432
United Air Lines Pass-Through Trust, Ser 2009-2A
9.750%, 01/15/2017	130	146
United Technologies
4.500%, 06/01/2042	540	565
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	956	999
Valmont Industries
5.250%, 10/01/2054	295	288
Waste Management
7.375%, 05/15/2029	330	437
3.500%, 05/15/2024	310	309
West
5.375%, 07/15/2022 (B)	430	397

		28,275

98	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Information Technology — 0.6%
Activision Blizzard
5.625%, 09/15/2021 (B)	$300	$312
Apple
4.450%, 05/06/2044	400	408
3.450%, 05/06/2024	750	757
2.850%, 05/06/2021	3,340	3,347
Broadcom MTN
4.500%, 08/01/2034	120	122
Cisco Systems
2.125%, 03/01/2019	575	575
Google
3.375%, 02/25/2024	320	327
MasterCard
3.375%, 04/01/2024	755	759
National Semiconductor
6.600%, 06/15/2017	170	194
Oracle
4.500%, 07/08/2044	295	299
4.300%, 07/08/2034	730	735
3.400%, 07/08/2024	695	693
2.250%, 10/08/2019	1,420	1,414
1.200%, 10/15/2017	1,050	1,042
Tencent Holdings MTN
3.375%, 05/02/2019 (B)	545	551
Texas Instruments
2.750%, 03/12/2021	470	473
TSMC Global
1.625%, 04/03/2018 (B)	875	864

		12,872

Materials — 1.2%
Alcoa
5.125%, 10/01/2024	400	400
Ardagh Packaging Finance
3.234%, 12/15/2019 (A) (B)	640	619
Barrick Gold
4.100%, 05/01/2023	1,500	1,441
3.850%, 04/01/2022	270	260
Barrick North America Finance
4.400%, 05/30/2021	1,260	1,276
BHP Billiton Finance USA
5.000%, 09/30/2043	745	817
3.850%, 09/30/2023	400	416
3.250%, 11/21/2021	1,400	1,429
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	520	526
Cliffs Natural Resources (C)
4.800%, 10/01/2020	290	225
3.950%, 01/15/2018	850	731
CodelCo
4.750%, 10/15/2014 (B)	470	470

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Dow Chemical
3.000%, 11/15/2022	$1,265	$1,220
Eagle Spinco
4.625%, 02/15/2021	160	154
Ecolab
4.350%, 12/08/2021	220	238
FMG Resources August 2006 Pty
6.875%, 04/01/2022 (B) (C)	170	173
FMG Resources Property
8.250%, 11/01/2019 (B) (C)	140	145
Freeport-McMoRan Copper
3.550%, 03/01/2022	290	283
3.100%, 03/15/2020	530	526
2.375%, 03/15/2018	20	20
Glencore Finance Canada (B)
2.700%, 10/25/2017	810	824
2.050%, 10/23/2015	1,293	1,307
Hexion US Finance
6.625%, 04/15/2020	360	362
LYB International Finance BV
4.875%, 03/15/2044	345	352
LyondellBasell Industries
5.750%, 04/15/2024	200	232
Mosaic
5.625%, 11/15/2043	210	234
5.450%, 11/15/2033 (C)	165	183
Nucor
4.000%, 08/01/2023	270	277
Plains Exploration & Production
6.875%, 02/15/2023	145	165
6.500%, 11/15/2020	104	114
Potash Corp of Saskatchewan
4.875%, 03/30/2020 (C)	280	311
Rio Tinto Finance USA Ltd.
9.000%, 05/01/2019	700	896
6.500%, 07/15/2018	810	938
Rio Tinto Finance USA PLC
2.875%, 08/21/2022	160	154
2.250%, 12/14/2018	200	201
Rock-Tenn
4.000%, 03/01/2023	70	71
3.500%, 03/01/2020	320	325
Southern Copper
5.250%, 11/08/2042 (C)	1,550	1,464
Steel Dynamics
6.375%, 08/15/2022	510	539
Vale Overseas
8.250%, 01/17/2034	140	175
6.875%, 11/21/2036	1,510	1,703
4.375%, 01/11/2022	1,789	1,802

		23,998

SEI Institutional Managed Trust / Annual Report / September 30, 2014	99

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Telecommunication Services — 1.4%
America Movil
5.625%, 11/15/2017	$440	$490
5.000%, 03/30/2020	750	821
3.125%, 07/16/2022	930	903
AT&T
6.500%, 09/01/2037	765	929
6.450%, 06/15/2034	625	758
5.550%, 08/15/2041	20	22
4.800%, 06/15/2044	400	394
4.350%, 06/15/2045	845	777
4.300%, 12/15/2042 (C)	265	242
3.900%, 03/11/2024 (C)	490	498
3.875%, 08/15/2021	540	566
3.000%, 02/15/2022	470	465
Bharti Airtel International Netherlands BV
5.350%, 05/20/2024 (B)	295	314
CenturyLink
5.625%, 04/01/2020	240	248
Deutsche Telekom International Finance
2.250%, 03/06/2017 (B)	905	921
Intelsat Jackson Holdings
7.500%, 04/01/2021	380	406
Rogers Communications
6.750%, 03/15/2015	1,015	1,044
Sprint
7.875%, 09/15/2023 (B)	520	551
Sprint Capital
8.750%, 03/15/2032	910	993
Telecom Italia Capital
7.175%, 06/18/2019	40	45
Telefonica Chile
3.875%, 10/12/2022 (B)	445	438
Telefonica Emisiones SAU
6.221%, 07/03/2017	100	111
5.877%, 07/15/2019	90	103
5.134%, 04/27/2020	300	330
Verizon Communications
6.550%, 09/15/2043	1,463	1,828
6.400%, 09/15/2033	2,525	3,076
5.150%, 09/15/2023	3,600	3,987
5.050%, 03/15/2034	510	540
4.862%, 08/21/2046 (B) (C)	3,026	3,036
4.150%, 03/15/2024 (C)	340	351
3.850%, 11/01/2042	130	114
3.450%, 03/15/2021	980	995
1.350%, 06/09/2017	1,480	1,472
Vodafone Group PLC
2.950%, 02/19/2023	905	853

		28,621

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 1.9%
AES
7.375%, 07/01/2021	$40	$45
4.875%, 05/15/2023	920	874
Alabama Power
4.150%, 08/15/2044	195	194
Ameren Illinois
4.300%, 07/01/2044	200	202
American Electric Power
1.650%, 12/15/2017	705	705
American Transmission Systems
5.000%, 09/01/2044 (B)	300	302
Berkshire Hathaway Energy
6.500%, 09/15/2037	1,160	1,500
5.150%, 11/15/2043	200	222
Connecticut Light & Power
4.300%, 04/15/2044	240	246
Consolidated Edison of New York
4.450%, 03/15/2044	900	915
Consumers Energy
4.350%, 08/31/2064	210	209
Dominion Resources
8.875%, 01/15/2019	600	755
5.750%, 10/01/2054 (A)	265	268
1.950%, 08/15/2016	265	269
Duke Energy
3.750%, 04/15/2024	535	548
Duke Energy Florida
3.850%, 11/15/2042	165	157
Duke Energy Ohio
3.800%, 09/01/2023	285	298
Duquesne Light Holdings
6.400%, 09/15/2020 (B)	700	818
Electricite de France
6.000%, 01/22/2114 (B)	440	499
Exelon
5.625%, 06/15/2035	880	989
FirstEnergy
2.750%, 03/15/2018	280	281
FirstEnergy, Ser C
7.375%, 11/15/2031	2,965	3,505
Florida Gas Transmission LLC
3.875%, 07/15/2022 (B)	1,000	1,014
IPALCO Enterprises
7.250%, 04/01/2016 (B)	1,340	1,430
5.000%, 05/01/2018	1,200	1,265
KCP&L Greater Missouri Operations
8.270%, 11/15/2021	2,700	3,380
Metropolitan Edison
3.500%, 03/15/2023 (B)	2,425	2,408
Niagara Mohawk Power
4.278%, 10/01/2034 (B)	345	347

100	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NiSource Finance
6.800%, 01/15/2019	$2,261	$2,659
Oncor Electric Delivery LLC
6.800%, 09/01/2018	1,075	1,260
4.550%, 12/01/2041	690	741
Pacific Gas & Electric
8.250%, 10/15/2018	280	344
6.050%, 03/01/2034 (C)	130	160
5.800%, 03/01/2037	710	852
4.450%, 04/15/2042	700	700
3.250%, 06/15/2023	270	267
PacifiCorp
3.600%, 04/01/2024	625	642
PECO Energy
4.150%, 10/01/2044	625	626
Potomac Electric Power
3.600%, 03/15/2024	285	293
PPL Capital Funding
3.950%, 03/15/2024	300	308
PSEG Power LLC
2.750%, 09/15/2016	320	331
Public Service Electric & Gas MTN
4.000%, 06/01/2044	655	642
Public Service of Colorado
4.300%, 03/15/2044	175	179
Public Service of New Hampshire
3.500%, 11/01/2023	310	320
Public Service of New Mexico
7.950%, 05/15/2018	1,265	1,509
Puget Energy
6.000%, 09/01/2021	760	884
PVNGS II Funding
8.000%, 12/30/2015	571	586
Southern
2.150%, 09/01/2019	615	609
Southwestern Electric Power
3.550%, 02/15/2022	225	230
Texas-New Mexico Power
6.950%, 04/01/2043 (B)	880	1,179
Virginia Electric and Power
4.650%, 08/15/2043	405	435

		39,401

Total Corporate Obligations (Cost $514,025) ($ Thousands)		544,476

ASSET-BACKED SECURITIES — 10.5%

Automotive — 1.0%
Ally Auto Receivables Trust, Ser 2010-5, Cl A4
1.750%, 03/15/2016	313	313

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ally Auto Receivables Trust, Ser 2011-1, Cl A4
2.230%, 03/15/2016	$358	$358
Ally Auto Receivables Trust, Ser 2011-5, Cl A4
1.320%, 07/15/2016	315	316
Ally Auto Receivables Trust, Ser 2012-1, Cl A3
0.930%, 02/16/2016	42	42
Ally Auto Receivables Trust, Ser 2012-2, Cl A3
0.740%, 04/15/2016	495	495
Ally Auto Receivables Trust, Ser 2013-1, Cl A4
0.840%, 02/15/2018	425	424
Ally Auto Receivables Trust, Ser 2014-1, Cl A2
0.600%, 02/15/2017	1,050	1,050
Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.550%, 04/15/2019	3,031	3,021
Ally Auto Receivables Trust, Ser 2014-2, Cl A4
1.840%, 01/15/2020	323	323
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A2
0.530%, 11/08/2016	73	73
Avis Budget Rental Car Funding AESOP LLC, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (B)	600	603
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-1A, Cl A
1.920%, 09/20/2019 (B)	1,405	1,393
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (B)	350	357
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	281	279
California Republic Auto Receivables Trust, Ser 2014-3, Cl A4
1.790%, 03/16/2020	281	281
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A3
0.790%, 06/20/2017	1,500	1,502
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A2
0.920%, 09/20/2016	806	807

SEI Institutional Managed Trust / Annual Report / September 30, 2014	101

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A4
1.560%, 07/20/2018	$429	$432
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A3
1.310%, 10/20/2016	9	9
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A4
1.680%, 04/20/2018	264	267
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A3
1.090%, 03/20/2018	666	667
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A4
1.470%, 07/20/2018	906	908
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A3
1.320%, 06/20/2018	605	606
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018	525	526
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A1
0.456%, 06/20/2016 (A)	1,048	1,048
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A3
1.260%, 05/21/2018	933	932
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A4
1.620%, 10/22/2018	266	266
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A3
1.491%, 11/20/2018	1,188	1,188
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A4
1.837%, 04/22/2019	243	243
Chrysler Capital Auto Receivables Trust, Ser 2014-BA, Cl A3
1.270%, 05/15/2019 (B)	301	301
Harley-Davidson Motorcycle Trust, Ser 2011-2, Cl A3
1.110%, 09/15/2016	34	34
Hyundai Auto Receivables Trust, Ser 2011-C, Cl A4
1.300%, 02/15/2018	485	488
MMCA Automobile Trust, Ser 2011-A, Cl A4
2.020%, 10/17/2016 (B)	80	80
Nissan Auto Receivables Owner Trust, Ser 2014-A, Cl A2
0.420%, 11/15/2016	297	297

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Santander Drive Auto Receivables Trust, Ser 2012-5, Cl A3
0.830%, 12/15/2016	$90	$90
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl A3
0.620%, 07/15/2016	7	7
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl A2
0.550%, 09/15/2016	235	235
Toyota Auto Receivables Owner Trust, Ser 2014-B, Cl A2
0.400%, 12/15/2016	330	330

		20,591

Credit Cards — 1.2%
American Express Credit Account Master Trust, Ser 2013-2, Cl A
0.574%, 05/17/2021 (A)	533	534
American Express Credit Account Secured Note Trust, Ser 2012-4, Cl A
0.394%, 05/15/2020 (A)	2,573	2,567
American Express Issuance Trust II, Ser 2013-2, Cl A
0.584%, 08/15/2019 (A)	1,166	1,169
BA Credit Card Trust, Ser 2007-A4, Cl A4
0.194%, 11/15/2019 (A)	819	814
BA Credit Card Trust, Ser 2014-A2, Cl A
0.424%, 09/16/2019 (A)	1,503	1,504
BA Credit Card Trust, Ser 2014-A3, Cl A
0.443%, 01/15/2020 (A)	2,083	2,083
Capital One Multi-Asset Execution Trust, Ser 2013-A1, Cl A1
0.630%, 11/15/2018	455	455
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.424%, 05/15/2019 (A)	1,330	1,333
Chase Issuance Trust, Ser 2012-A5, Cl A5
0.590%, 08/15/2017	500	500
Chase Issuance Trust, Ser 2012-A8, Cl A8
0.540%, 10/16/2017	352	352
Chase Issuance Trust, Ser 2013-A7, Cl A
0.584%, 09/15/2020 (A)	1,008	1,012

102	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Chase Issuance Trust, Ser 2013-A9, Cl A
0.574%, 11/16/2020 (A)	$1,717	$1,721
Chase Issuance Trust, Ser 2014-A5, Cl A5
0.524%, 04/15/2021 (A)	362	362
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	325	325
Citibank Credit Card Issuance Trust, Ser 2012-A1, Cl A1
0.550%, 10/10/2017	298	298
Citibank Credit Card Issuance Trust, Ser 2013-A7, Cl A7
0.584%, 09/10/2020 (A)	2,442	2,451
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	506	504
Citibank Credit Card Issuance Trust, Ser 2014-A3, Cl A3
0.353%, 05/09/2018 (A)	1,411	1,411
Citibank Credit Card Issuance Trust, Ser 2014-A6, Cl A6
2.150%, 07/15/2021	2,251	2,250
Citibank Credit Card Issuance Trust, Ser 2014-A8, Cl A8
1.730%, 04/09/2020	553	553
Discover Card Execution Note Trust, Ser 2013-A5, Cl A5
1.040%, 04/15/2019	200	200
Discover Card Execution Note Trust, Ser 2014-A1, Cl A1
0.584%, 07/15/2021 (A)	1,096	1,098
MBNA Credit Card Master Note Trust, Ser 2004-A3, Cl A3
0.414%, 08/16/2021 (A)	1,283	1,276

		24,772

Mortgage Related Securities — 1.5%
AFC Home Equity Loan Trust, Ser 1998-1, Cl 1A2
0.825%, 04/25/2028 (A)	14	13
AFC Home Equity Loan Trust, Ser 2000-1, Cl 2A
0.795%, 03/25/2030 (A)	2,152	1,411
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.555%, 08/25/2043 (A)	1,234	1,217
Centex Home Equity, Ser 2006-A, Cl AV4
0.405%, 06/25/2036 (A)	4,917	4,413
Citigroup Mortgage Loan Trust, Ser 2006-HE2, Cl A2D
0.395%, 08/25/2036 (A)	4,200	3,469

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028	$—	$—
EMC Mortgage Loan Trust, Ser 2002-AA, Cl A1
1.095%, 05/25/2039 (A) (B)	656	626
Home Loan Trust, Ser 2000-HI1, Cl AI7
8.290%, 02/25/2025	174	173
HSBC Home Equity Loan Trust, Ser 2006-4, Cl A4
0.384%, 03/20/2036 (A)	3,756	3,731
Master Asset-Backed Securities Trust, Ser 2005-WF1, Cl A2D
0.525%, 06/25/2035 (A)	587	584
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
0.435%, 05/25/2037 (A)	5,500	3,598
New Century Home Equity Loan Trust, Ser 2005-2, Cl M1
0.585%, 06/25/2035 (A)	3,564	3,539
New Century Home Equity Loan Trust, Ser 2005-3, Cl M2
0.645%, 07/25/2035 (A)	3,500	3,336
RASC Trust, Ser 2005-AHL2, Cl A2
0.415%, 10/25/2035 (A)	374	374
Soundview Home Equity Loan Trust, Ser 2006-EQ2, Cl A3
0.315%, 01/25/2037 (A)	5,698	3,892

		30,376

Other Asset-Backed Securities — 6.8%
Academic Loan Funding Trust, Ser 2012-1A, Cl A2
1.255%, 12/27/2044 (A) (B)	2,100	2,122
Ally Master Owner Trust, Ser 2012-1, Cl A2
1.440%, 02/15/2017	800	803
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	1,536	1,527
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	2,322	2,314
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.438%, 02/25/2035 (A)	2,200	2,276
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.234%, 10/27/2036 (A)	1,750	1,776
Carrington Mortgage Loan Trust, Ser 2005-NC4, Cl A3
0.555%, 09/25/2035 (A)	944	934

SEI Institutional Managed Trust / Annual Report / September 30, 2014	103

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Centerpoint Energy Transition Bond III, Ser 2008-A, Cl A1
4.192%, 02/01/2020	$549	$570
CIT Education Loan Trust, Ser 2007-1, Cl A
0.324%, 03/25/2042 (A) (B)	1,628	1,555
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
6.046%, 03/25/2037	1,970	1,923
CNH Equipment Trust, Ser 2014-A, Cl A2
0.490%, 06/15/2017	405	405
Conseco Finance Home Improvement Loan Trust, Ser 2000-E, Cl M1
8.130%, 08/15/2031 (A)	90	91
Conseco Financial, Ser 1993-4, Cl A5
7.050%, 01/15/2019	143	147
Countrywide Asset-Backed Certificates, Ser 2003-BC2, Cl 2A1
0.755%, 06/25/2033 (A)	38	32
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
0.955%, 10/25/2047 (A)	3,879	3,498
Countrywide Home Equity Loan Trust, Ser 2006-HW, Cl 2A1B
0.305%, 11/15/2036 (A)	145	128
Credit-Based Asset Servicing and Securities, Ser 2006-CB3, Cl AV4
0.415%, 03/25/2036 (A)	5,000	3,369
Cronos Containers Program, Ser 2012-2A, Cl A
3.810%, 09/18/2027 (B)	600	600
CWABS Revolving Home Equity Loan Trust, Ser 2004-K, Cl 2A
0.454%, 02/15/2034 (A)	447	398
Educational Funding of the South, Ser 2011-1, Cl A2
0.884%, 04/25/2035 (A)	2,100	2,104
First Franklin Mortgage Loan Trust, Ser 2005-FF8, Cl M1
0.645%, 09/25/2035 (A)	3,700	3,441
Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (B)	1,055	1,054
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	1,022	1,038

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A1
1.500%, 09/15/2018	$270	$273
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	759	757
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	1,220	1,214
Global SC Finance II, Ser 2014-1A, Cl A2
3.090%, 07/17/2024 (B)	1,908	1,886
Green Tree, Ser 2008-MH1, Cl A2
8.970%, 04/25/2038 (A) (B)	1,234	1,309
Green Tree, Ser 2008-MH1, Cl A3
8.970%, 04/25/2038 (A) (B)	982	1,042
Greenpoint Manufactured Housing, Ser 1999-2, Cl A2
2.911%, 03/18/2029 (A)	525	479
Greenpoint Manufactured Housing, Ser 1999-3, Cl 1A7
7.270%, 06/15/2029	1,079	1,087
Greenpoint Manufactured Housing, Ser 1999-3, Cl 2A2
3.527%, 06/19/2029 (A)	325	285
Greenpoint Manufactured Housing, Ser 1999-4, Cl A2
3.656%, 02/20/2030 (A)	375	329
Greenpoint Manufactured Housing, Ser 2001-2, Cl IA2
3.653%, 02/20/2032 (A)	300	275
Greenpoint Manufactured Housing, Ser 2001-2, Cl IIA2
3.652%, 03/13/2032 (A)	500	452
GSAMP Trust, Ser 2003-SEA, Cl A1
0.555%, 02/25/2033 (A)	1,680	1,568
GSAMP Trust, Ser 2006-HE3, Cl A2D
0.405%, 05/25/2046 (A)	3,300	2,179
GSAMP Trust, Ser 2006-SEA1, Cl A
0.455%, 05/25/2036 (A) (B)	179	177
Higher Education Funding I, Ser 2014-1, Cl A
1.288%, 05/25/2034 (A) (B)	1,618	1,604
HLSS Servicer Advance Receivables Trust, Ser 2013-T7, Cl AT7
1.981%, 11/15/2046 (B)	890	892

104	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HSI Asset Securitization Trust, Ser 2005-I1, Cl 2A3
0.445%, 11/25/2035 (A)	$1,686	$1,575
HSI Asset Securitization Trust, Ser 2006-OPT3, Cl 3A3
0.335%, 02/25/2036 (A)	590	550
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (B)	1,022	1,060
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (B)	1,335	1,329
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 09/15/2018	932	998
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	2,612	2,782
National Collegiate Student Loan Trust, Ser 2005-1, Cl A4
0.395%, 11/27/2028 (A)	793	778
National Collegiate Student Loan Trust, Ser 2005-3, Cl A4
0.435%, 04/25/2029 (A)	490	476
National Collegiate Student Loan Trust, Ser 2006-3, Cl A4
0.425%, 03/26/2029 (A)	1,750	1,597
National Collegiate Student Loan Trust, Ser 2007-4, Cl A3L
1.005%, 03/25/2038 (A)	4,460	3,025
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.665%, 06/25/2031 (A)	3,320	3,320
Navient Student Loan Trust, Ser 2014-2, Cl A
0.797%, 03/25/2043 (A)	3,320	3,320
Navient Student Loan Trust, Ser 2014-3, Cl A
0.777%, 02/25/2043 (A)	3,320	3,320
Navient Student Loan Trust, Ser 2014-4, Cl A
0.777%, 03/25/2043 (A)	2,520	2,520
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.414%, 10/27/2036 (A)	815	807
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.344%, 10/25/2033 (A)	418	411
Nelnet Student Loan Trust, Ser 2006-1, Cl A4
0.325%, 11/23/2022 (A)	324	323
Nelnet Student Loan Trust, Ser 2006-2, Cl A4
0.314%, 10/26/2026 (A)	1,155	1,153

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nelnet Student Loan Trust, Ser 2007-1, Cl A1
0.245%, 11/27/2018 (A)	$131	$131
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
0.584%, 03/25/2026 (A) (B)	1,896	1,883
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
0.955%, 04/25/2046 (A) (B)	360	364
Nelnet Student Loan Trust, Ser 2012-5A, Cl A
0.755%, 10/27/2036 (A) (B)	2,308	2,298
Nelnet Student Loan Trust, Ser 2014-1, Cl A2
0.465%, 03/27/2023 (A)	529	529
Nelnet Student Loan Trust, Ser 2014-3A, Cl A
0.735%, 06/25/2041 (A) (B)	1,446	1,446
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.105%, 11/25/2043 (A) (B)	1,655	1,655
North Carolina State Education Assistance Authority, Ser 2011-2, Cl A2
1.034%, 07/25/2025 (A)	1,000	1,005
Octagon Investment Partners XI Ltd., Ser 2007-1A, Cl A1B
0.495%, 08/25/2021 (A) (B)	1,700	1,673
Origen Manufactured Housing, Ser 2006-A, Cl A2
2.359%, 10/15/2037 (A)	3,437	3,087
Park Place Securities, Ser 2004-WCW1, Cl M2
1.175%, 09/25/2034 (A)	2,014	1,995
Residential Asset Mortgage Products Trust, Ser 2003-RS11, Cl MII1
1.250%, 12/25/2033 (A)	188	174
Residential Asset Mortgage Products Trust, Ser 2003-RS2, Cl AII
0.835%, 03/25/2033 (A)	32	29
RSB Bondco LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	775	846
Scholar Funding Trust, Ser 2011-A, Cl A
1.135%, 10/28/2043 (A) (B)	1,157	1,161
SLC Student Loan Trust, Ser 2007-2, Cl A2
0.634%, 05/15/2028 (A)	299	299
SLM Private Education Loan Trust, Ser 2012-A, Cl A1
1.554%, 08/15/2025 (A) (B)	828	839

SEI Institutional Managed Trust / Annual Report / September 30, 2014	105

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Private Education Loan Trust, Ser 2012-C, Cl A1
1.254%, 08/15/2023 (A) (B)	$499	$503
SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (B)	1,032	1,064
SLM Private Education Loan Trust, Ser 2012-E, Cl A1
0.904%, 10/16/2023 (A) (B)	454	455
SLM Private Education Loan Trust, Ser 2012-E, Cl A2B
1.904%, 06/15/2045 (A) (B)	1,227	1,267
SLM Private Education Loan Trust, Ser 2013-1, Cl B
1.955%, 11/25/2043 (A)	245	245
SLM Private Education Loan Trust, Ser 2013-A, Cl A1
0.754%, 08/15/2022 (A) (B)	773	774
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
0.804%, 07/15/2022 (A) (B)	320	320
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (B)	1,393	1,356
SLM Private Education Loan Trust, Ser 2013-C, Cl A1
1.004%, 02/15/2022 (A) (B)	705	709
SLM Student Loan EDC Repackaging Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (B)	1,666	1,649
SLM Student Loan Trust, Ser 2003-11, Cl A6
0.984%, 12/15/2025 (A) (B)	850	850
SLM Student Loan Trust, Ser 2003-12, Cl A5
0.514%, 09/15/2022 (A) (B)	752	752
SLM Student Loan Trust, Ser 2004-8, Cl B
0.694%, 01/25/2040 (A)	162	148
SLM Student Loan Trust, Ser 2004-8A, Cl A5
0.734%, 04/25/2024 (A) (B)	1,481	1,485
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.334%, 04/25/2025 (A)	107	107
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.434%, 07/27/2026 (A)	442	449
SLM Student Loan Trust, Ser 2005-7, Cl A4
0.384%, 10/25/2029 (A)	1,444	1,405
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.354%, 01/27/2025 (A)	891	889

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2006-2, Cl A6
0.404%, 01/25/2041 (A)	$1,900	$1,750
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.334%, 01/25/2021 (A)	989	976
SLM Student Loan Trust, Ser 2006-5, Cl A5
0.344%, 01/25/2027 (A)	2,649	2,622
SLM Student Loan Trust, Ser 2006-7, Cl A4
0.304%, 04/25/2022 (A)	154	154
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.394%, 01/25/2041 (A)	1,900	1,728
SLM Student Loan Trust, Ser 2007-2, Cl B
0.404%, 07/25/2025 (A)	391	353
SLM Student Loan Trust, Ser 2007-6, Cl B
1.084%, 04/27/2043 (A)	499	455
SLM Student Loan Trust, Ser 2008-2, Cl B
1.434%, 01/25/2029 (A)	525	476
SLM Student Loan Trust, Ser 2008-3, Cl B
1.434%, 04/25/2029 (A)	525	484
SLM Student Loan Trust, Ser 2008-4, Cl B
2.084%, 04/25/2029 (A)	525	523
SLM Student Loan Trust, Ser 2008-5, Cl A3
1.534%, 01/25/2018 (A)	291	293
SLM Student Loan Trust, Ser 2008-5, Cl B
2.084%, 07/25/2029 (A)	525	538
SLM Student Loan Trust, Ser 2008-6, Cl B
2.084%, 07/25/2029 (A)	525	525
SLM Student Loan Trust, Ser 2008-7, Cl B
2.084%, 07/25/2029 (A)	525	527
SLM Student Loan Trust, Ser 2008-8, Cl B
2.484%, 10/25/2029 (A)	525	554
SLM Student Loan Trust, Ser 2008-9, Cl B
2.484%, 10/25/2029 (A)	525	557
SLM Student Loan Trust, Ser 2010-1, Cl A
0.555%, 03/25/2025 (A)	740	740
SLM Student Loan Trust, Ser 2012-3, Cl A
0.805%, 12/26/2025 (A)	1,758	1,771

106	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2012-6, Cl B
1.155%, 04/27/2043 (A)	$564	$526
SLM Student Loan Trust, Ser 2013-2, Cl B
1.655%, 06/25/2043 (A)	281	275
SLM Student Loan Trust, Ser 2013-3, Cl A2
0.455%, 05/26/2020 (A)	551	551
SLM Student Loan Trust, Ser 2013-3, Cl B
1.655%, 09/25/2043 (A)	291	284
SLM Student Loan Trust, Ser 2013-4, Cl A
0.705%, 06/25/2027 (A)	1,329	1,329
SLM Student Loan Trust, Ser 2013-5, Cl A2
0.555%, 10/26/2020 (A)	446	447
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.655%, 02/25/2021 (A)	236	237
SLM Student Loan Trust, Ser 2013-6, Cl A3
0.805%, 06/26/2028 (A)	981	978
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (B)	240	245
SLM Student Loan Trust, Ser 2014-1, Cl A2
0.535%, 07/26/2021 (A)	493	493
SLM Student Loan Trust, Ser 2014-2, Cl A3
0.745%, 03/26/2029 (A)	851	856
SLM Student Loan Trust, Ser 2014-A, Cl A1
0.755%, 07/15/2022 (A) (B)	327	327
SLM Student Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (B)	421	423
SpringCastle America Funding, Ser 2014-AA, Cl A
2.700%, 05/25/2023 (B)	650	650
Structured Asset Securities Mortgage Loan Trust, Ser 2008-BC4, Cl A3
0.405%, 11/25/2037 (A)	1,133	1,109
TAL Advantage, Ser 2006-1A, Cl N
0.346%, 04/20/2021 (A) (B)	459	455
Trade Maps, Ltd., Ser 2013-1A, Cl A
0.854%, 12/10/2018 (A) (B)	1,400	1,404

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Triton Container Finance LLC, Ser 2007-1A, Cl N
0.290%, 02/26/2019 (A) (B)	$161	$161
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl A4
0.405%, 07/25/2036 (A)	4,000	3,703

		140,577

Total Asset-Backed Securities (Cost $212,547) ($ Thousands)		216,316

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.5%
FHLB
0.875%, 05/24/2017	40	40
0.750%, 05/26/2015 (D)	3,410	3,382
0.080%, 10/15/2014 (F)	5,230	5,230
0.075%, 11/07/2014 (F)	4,880	4,880
0.069%, 10/29/2014 (F)	4,200	4,200
0.065%, 11/28/2014 (F)	4,770	4,770
0.060%, 10/24/2014 (F)	11,610	11,610
0.060%, 11/24/2014 (F)	6,605	6,605
FHLMC
6.750%, 03/15/2031	530	764
FICO STRIPS
9.800%, 04/06/2018	850	1,092
9.700%, 04/05/2019	1,050	1,408
8.600%, 09/26/2019	2,490	3,258
0.092%, 11/02/2018	1,800	1,673
0.091%, 08/03/2018	1,820	1,702
0.090%, 04/06/2018	1,550	1,464
0.080%, 09/26/2019	100	90
0.070%, 06/06/2019	250	227
0.060%, 03/07/2019	770	707
0.050%, 02/08/2018	510	484
0.040%, 08/03/2018	780	730
0.030%, 08/03/2018	820	767
0.020%, 08/03/2018	1,470	1,375
0.010%, 05/11/2018	3,295	3,103
FNMA
7.762%, 10/09/2019	2,925	2,594
6.250%, 05/15/2029	2,110	2,853
2.625%, 09/06/2024	561	552
Resolution Funding STRIPS
2.273%, 10/15/2019	600	541
2.209%, 07/15/2020	2,630	2,305
Tennessee Valley Authority
5.250%, 09/15/2039	590	717
3.875%, 02/15/2021	1,510	1,646
2.875%, 09/15/2024	1,540	1,528

Total U.S. Government Agency Obligations (Cost $68,916) ($ Thousands)		72,297

SEI Institutional Managed Trust / Annual Report / September 30, 2014	107

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount (1) (Thousands)		Market Value ($ Thousands)

SOVEREIGN DEBT — 2.5%
Brazil Notas do Tesouro Nacional Serie B,
14.714%, 08/15/2050	BRL	1,292	$1,253
Brazil Notas do Tesouro Nacional, Ser F
10.000%, 01/01/2017	BRL	11,687	4,552
Colombia Government International Bond
5.625%, 02/26/2044 (C)		1,110	1,221
Federal Republic of Brazil
4.250%, 01/07/2025		560	555
Indonesia Government International Bond MTN
5.875%, 03/13/2020		240	264
5.875%, 01/15/2024 (B)		840	926
4.875%, 05/05/2021		200	208
Japan Finance Organization for Municipalities
4.000%, 01/13/2021		1,800	1,965
Kommunalbanken
1.125%, 05/23/2018 (B)		3,420	3,369
Mexican Bonos
8.000%, 06/11/2020	MXP	8,398	703
7.750%, 11/13/2042	MXP	100,681	8,212
6.500%, 06/09/2022	MXP	55,850	4,305
6.500%, 06/09/2022	MXP	40,737	3,140
Mexico Government International Bond
5.750%, 10/12/2110		1,273	1,314
5.550%, 01/21/2045		2,630	2,922
4.750%, 03/08/2044 (C)		1,180	1,171
Poland Government International Bond
4.000%, 01/22/2024		2,546	2,616
Portugal Government International Bond MTN
5.125%, 10/15/2024 (B)		1,350	1,399
Province of Manitoba Canada
3.050%, 05/14/2024		420	424
Republic of Paraguay
6.100%, 08/11/2044 (B) (C)		535	564
Russia Government International Bond
7.500%, 03/31/2030 (B)		360	404
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		1,231	1,379
Slovakia Government International Bond
4.375%, 05/21/2022 (B)		1,240	1,322
Slovenia Government International Bond (B)
5.850%, 05/10/2023		245	273

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.500%, 10/26/2022	$528	$573
5.250%, 02/18/2024	1,015	1,081
South Africa Government International Bond
5.875%, 09/16/2025 (C)	1,380	1,518
Tunisia Government AID Bonds
2.452%, 07/24/2021	720	717
Turkey Government International Bond
7.000%, 03/11/2019	430	482
6.250%, 09/26/2022	457	503
5.750%, 03/22/2024 (C)	1,120	1,189
5.625%, 03/30/2021	161	171
United Mexican States MTN
6.050%, 01/11/2040	248	293

Total Sovereign Debt (Cost $51,429) ($ Thousands)		50,988

LOAN PARTICIPATIONS — 1.0%
Advanced Disposal Service
3.750%, 10/09/2019	306	297
AMR
3.750%, 06/21/2019	642	630
Aramark, 1st lien
3.250%, 02/24/2021	285	279
Burger King, Term Loan B, 1st Lien, Cov-Lite
0.000%, 09/24/2021 (H)	600	595
Charter Communications Operating
0.000%, 09/12/2021 (H)	440	438
Charter Communications, Term Loan, 1st Lien
3.000%, 01/03/2021	254	246
CSC Holdings, Term Loan B
2.654%, 04/17/2020	411	398
Del Monte Foods
3.500%, 03/09/2020	1,077	1,033
Energy Future International, 1st Lien Term Loan
4.250%, 06/19/2016	2,200	2,188
First Data, 1st Lien Term Loan
3.655%, 03/23/2018	1,515	1,484
3.655%, 09/24/2018	1,000	978
FMG Resources Property, Cov-Lite, 1st Lien
3.750%, 06/30/2019	612	599
Gardner Denver, 1st Lien Term Loan
4.250%, 07/30/2020	516	505
H.J. Heinz
3.250%, 06/07/2019	149	146

108	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

H.J. Heinz, Term Loan B2
3.500%, 06/05/2020	$495	$488
Harrah’s Entertainment, Extended Term Loan B6
6.949%, 03/01/2017	274	250
Hilton Hotels, Cov-Lite, 1st Lien Term Loan B
3.500%, 10/26/2020	223	220
Intelsat Jackson Holdings
3.750%, 06/30/2019	671	660
Michaels Stores
3.750%, 01/28/2020	93	92
Michaels Stores, Term Loan B
3.750%, 01/28/2020	93	92
Michaels Stores, Term Loan, Tranche 1
3.750%, 01/24/2020	287	281
NRG Energy, Term Loan
2.750%, 07/01/2018	643	631
Par Pharmaceuticals
4.000%, 09/30/2019	266	260
0.000%, 09/30/2019 (H)	389	381
Party City Holdings
4.000%, 07/27/2019	455	447
Schaeffler Finances, Term Loan E
3.750%, 05/15/2020	400	396
Silver II Acquisition, Term Loan
4.000%, 12/13/2019	597	586
SunGard Data Systems, Term Loan E
4.000%, 03/07/2020	713	704
Supervalu, Cov-Lite, 1st Lien Term Loan B
4.500%, 03/21/2019	493	484
Telesat Canada, Term Loan B
3.500%, 03/26/2019	490	481
Univision Communications
4.000%, 03/20/2020	1,721	1,687
Virgin Media, Term Loan B
3.500%, 06/07/2020	740	720
Wendy’s / Arby’s Group
3.250%, 05/15/2019	704	699
Windstream, Term Loan B4
3.500%, 01/10/2020	198	195

Total Loan Participations (Cost $19,899) ($ Thousands)		19,570

MUNICIPAL BONDS — 0.8%
Brazos, Higher Education Authority, Ser 2006-2, RB
0.243%, 12/26/2024 (A)	560	552
California State, GO
6.200%, 03/01/2019	1,775	2,079

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

City of New York, GO
Callable 12/01/2020 @ 100
6.646%, 12/01/2031	$900	$1,072
County of Clark, Department of Aviation, Build America Project, Ser C, RB
6.820%, 07/01/2045	500	688
Houston, Ser A, GO
6.290%, 03/01/2032	1,820	2,258
Illinois State, GO
5.877%, 03/01/2019	2,245	2,488
5.100%, 06/01/2033	1,725	1,675
4.350%, 06/01/2018	1,000	1,043
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	495	708
New Jersey State, Turnpike Authority, Build America Project, Ser C, RB
7.102%, 01/01/2041	635	881
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	670	668
North Texas, Tollway Authority, Build America Project, Ser B, RB
6.718%, 01/01/2049	569	784
Ohio State University, Ser A, RB
4.800%, 06/01/2111	192	199
South Carolina, Student Loan, Ser A2, RB
0.354%, 12/01/2020 (A)	918	913
State of California, Build America Project, GO
7.600%, 11/01/2040	430	636

Total Municipal Bonds (Cost $14,677) ($ Thousands)		16,644

COLLATERALIZED DEBT OBLIGATIONS — 0.6%

Other Asset-Backed Securities — 0.6%
AMMC CLO XIV Ltd., Ser 2014-14A, Cl A1L
1.680%, 07/27/2026 (A) (B)	1,650	1,649
Cent CLO, Ser 2013-18A, Cl A
1.353%, 07/23/2025 (A) (B)	1,600	1,575
Eaton Vance CLO, Ser 2014-1A, Cl A
1.685%, 07/15/2026 (A) (B)	550	550
Flatiron CLO, Ser 2014-1A, Cl A1
1.607%, 07/17/2026 (A) (B)	1,600	1,592

SEI Institutional Managed Trust / Annual Report / September 30, 2014	109

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (continued)

September 30, 2014

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

ING Investment Management CLO, Ser 2014-1A, Cl A1
1.769%, 04/18/2026 (A) (B)	$1,780	$1,779
Latitude CLO II, Ser 2006-2A, Cl A2
0.564%, 12/15/2018 (A) (B)	733	728
OHA Credit Partners VII, Ser 2012-7A, Cl A
1.649%, 11/20/2023 (A) (B)	1,750	1,745
Voya CLO, Ser 2014-2A, Cl A1
1.673%, 07/17/2026 (A) (B)	1,730	1,730

Total Collateralized Debt Obligations (Cost $11,337) ($ Thousands)		11,348

PREFERRED STOCK — 0.0%
Citigroup Capital XIII, 7.875% (A)	24,750	666

Total Preferred Stock (Cost $647) ($ Thousands)		666

U.S. TREASURY OBLIGATIONS — 24.2%
U.S. Treasury Bills (F)
0.027%, 11/06/2014	459	459
U.S. Treasury Bonds
4.500%, 08/15/2039	742	921
3.750%, 11/15/2043	10,898	12,046
3.625%, 08/15/2043	3,167	3,423
3.625%, 02/15/2044	7,704	8,325
3.375%, 05/15/2044	2,731	2,732
3.125%, 02/15/2042	9,075	8,986
3.125%, 02/15/2043	1,524	1,502
3.125%, 08/15/2044	29,673	29,200
2.875%, 05/15/2043	24,495	22,945
2.750%, 08/15/2042	8,835	8,095
2.750%, 11/15/2042	12,264	11,220
U.S. Treasury Inflation Protected Securities
2.125%, 02/15/2040	937	1,159
1.375%, 02/15/2044	5,791	6,194
0.750%, 02/15/2042	1,329	1,217
0.625%, 01/15/2024	2,461	2,473
0.500%, 04/15/2015	1,055	1,056
0.375%, 07/15/2023	11,395	11,271
0.125%, 04/15/2017	3,136	3,178
0.125%, 07/15/2024	4,134	3,969
U.S. Treasury Notes
4.250%, 11/15/2017	11,350	12,425
3.125%, 04/30/2017	7,135	7,538
2.750%, 02/15/2024	3,706	3,793
2.500%, 05/15/2024 (C)	12,467	12,475
2.375%, 08/15/2024 (C)	53,966	53,342

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

2.250%, 11/30/2017	$7,385	$7,623
2.250%, 07/31/2021	1,259	1,263
2.125%, 01/31/2021	3,865	3,865
2.000%, 08/31/2021 (C)	4,095	4,040
1.750%, 09/30/2019	16,761	16,739
1.625%, 03/31/2019	12,933	12,897
1.625%, 04/30/2019	6,075	6,052
1.625%, 06/30/2019 (C)	4,556	4,532
1.625%, 07/31/2019	1,091	1,084
1.625%, 08/31/2019	3,121	3,048
1.500%, 07/31/2016 (C)	22,255	22,262
1.500%, 01/31/2019	26,592	26,426
1.500%, 05/31/2019	3,032	3,000
1.375%, 02/28/2019	10,154	10,024
1.000%, 09/15/2017	17,525	17,498
0.875%, 09/15/2016	9,025	9,074
0.875%, 05/15/2017	11,367	11,352
0.875%, 07/15/2017 (C)	19,205	19,139
0.875%, 08/15/2017	5,158	5,133
0.750%, 10/31/2017	150	148
0.750%, 12/31/2017	1,210	1,191
0.625%, 08/31/2017	4,978	4,912
0.625%, 09/30/2017	9,710	9,567
0.625%, 11/30/2017	9,555	9,383
0.500%, 08/31/2016 (C)	30,480	30,449
0.500%, 09/30/2016	15,833	15,807
U.S. Treasury STRIPS (F)
4.152%, 11/15/2043	13,300	5,038
3.963%, 05/15/2043	2,010	774
3.019%, 11/15/2027	5,175	3,531

Total U.S. Treasury Obligations (Cost $492,160) ($ Thousands)		495,795

AFFILIATED PARTNERSHIP — 4.9%
SEI Liquidity Fund, L.P.
0.080% **† (G)	99,758,303	99,758

Total Affiliated Partnership (Cost $99,758) ($ Thousands)		99,758

CASH EQUIVALENT — 5.7%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010% **†	117,846,596	117,847

Total Cash Equivalent (Cost $117,847) ($ Thousands)		117,847

COMMERCIAL PAPER (F) — 0.3%
RBS Holdings USA
0.190%, 10/27/2014	6,290	6,289

Total Commercial Paper (Cost $6,289) ($ Thousands)		6,289

Total Investments — 116.2% (Cost $2,343,415) ($ Thousands)		$2,384,656

110	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Contracts	Market Value ($ Thousands)

PURCHASED SWAPTIONS — 0.0%*††
April 2018, 3-Month LIBOR Put, Expires: 03/15/2018, Strike Rate: 4.500%	4,800,000	$183
April 2018, 3-Month LIBOR Put, Expires: 04/09/2018, Strike Rate: 4.500%	5,810,000	225
January 2019, 5 year/30 year Put, Expires: 01/14/2019, Strike Rate: 5.000%	3,685,000	108
March 2018, 3-Month LIBOR Put, Expires: 03/15/2018, Strike Rate: 4.500%	4,800,000	183

Total Purchased Swaptions (Cost $1,303) ($ Thousands)		699

WRITTEN OPTIONS — 0.0%*††
December 2014, U.S. 10-Year Treasury Note Call, Expires: 11/22/14, Strike Price: $127.00	(169)	(29)
December 2014, U.S. 10-Year Treasury Note Put, Expires: 11/22/14, Strike Price: $122.00	(169)	(27)
November 2014, U.S. 10-Year Treasury Note Call, Expires: 10/18/14, Strike Price: $126.50	(31)	(3)
November 2014, U.S. Long Treasury Bond Future Call, Expires 10/18/14, Strike Price: $140.00	(51)	(20)
November 2014, U.S. Long Treasury Bond Future Put, Expires: 10/18/14, Strike Price: $133.00	(51)	(3)
November 2014, USD Call / EUR Put, Expires: 11/28/2014, Strike Price $1.30	(6,400,000)	(194)
November 2020, U.S. CPI Consumers NSA Call, Expires: 11/21/2020, Strike Inflation: 0.00%	(3,990,000)	(1)

Total Written Options (Premiums Received $(209)) ($ Thousands)		(277)

WRITTEN SWAPTION — 0.0%*††
January 2019, 5 Year/30 Year Put, Expires: 01/14/2019, Strike Rate: 5.000%	(13,905,000)	(160)

Total Written Swaption (Premiums Received $(360)) ($ Thousands)		(160)

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	284	Dec-2016	$(16)
90-Day Euro$	(30)	Dec-2017	1
90-Day Euro$	134	Jun-2016	(4)
90-Day Euro$	(247)	Jun-2018	(158)
90-Day Euro$	70	Mar-2015	1
90-Day Euro$	(70)	Mar-2016	(1)
Euro	(18)	Dec-2014	75
Euro-Bobl	(112)	Dec-2014	(64)
Euro-Bund	(38)	Dec-2014	(44)
U.S. 10-Year Treasury Note	(274)	Dec-2014	67
U.S. 2-Year Treasury Note	(517)	Dec-2014	46
U.S. 5-Year Treasury Note	632	Dec-2014	(81)
U.S. Long Treasury Bond	(390)	Dec-2014	463
U.S. Ultra Long Treasury Bond	164	Dec-2014	(162)

			$123

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
11/14/14	EUR	15,481	USD	20,729	$1,169
11/14/14	JPY	1,006,730	USD	9,864	683
11/14/14	USD	9,533	EUR	7,291	(321)
11/14/14	USD	4,475	JPY	486,895	(35)

					$1,496

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Barclays PLC	$(3,132)	$3,355	$223
Citigroup	(27,768)	28,740	973
JPMorgan Chase Bank	(10,441)	10,657	216
UBS	(1,411)	1,494	84

			$1,496

For the year ended September 30, 2014, the total amount of all forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	111

SCHEDULE OF INVESTMENTS

Core Fixed Income Fund (concluded)

September 30, 2014

A list of open OTC swap agreements held by the Fund at September 30, 2014, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Deutsche Bank	Berkshire Hathaway	SELL	1.00	03/20/24	$(1,490)	$26
Deutsche Bank	Metlife, Inc.	SELL	1.00	06/20/21	(1,590)	(12)

						$14

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Capital	2.42%	3 Month USD - LIBOR	11/15/27	$1,620	$(10)
Barclays Capital	2.48%	3 Month USD - LIBOR	11/15/27	1,620	4
Barclays Capital	3.49%	3 Month USD - LIBOR	03/15/46	3,370	(54)
Barclays Capital	3-Month USD - LIBOR	3.15%	03/15/26	7,520	6
Citigroup	2.71%	3 Month USD - LIBOR	08/15/42	3,245	289
Goldman Sachs	3.13%	3 Month USD - LIBOR	04/09/46	3,550	199
Goldman Sachs	2.80%	3 Month USD - LIBOR	04/09/26	7,870	(238)

					$196

A list of open centrally cleared swap agreements held by the Fund at September 30, 2014, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($Thousands)
Barclays Bank PLC	CDX.NA.HY.22 06/19	SELL	5.00	06/20/19	$(5,900)	$(31)

Interest Rate Swaps
Broker	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Barclays Bank PLC	0.04%	3-Month LIBOR	11/15/43	$2,275	$(216)

For the year ended September 30, 2014, the total amount of all open OTC and centrally cleared swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $2,051,756 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

††	For the year ended September 30, 2014, the total amount of open purchased swaptions, written options and written swaptions, as presented in the Schedule of Investments, are representative of the volume of activity for these derivative types during the year.

‡	Real Estate Investment Trust.

(1)	In U.S. Dollars unless otherwise stated.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014. The date reported on the Schedule of Investments is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $97,187 ($ Thousands).

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2014. The coupon on a step bond changes on a specified date.

(E)	Unsettled bank loan. Interest rate not available.

(F)	The rate reported is the effective yield at time of purchase.

(G)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2014 was $99,758 ($ Thousands).
(H)	Unsettled bank loan. Interest rate not available.

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

BRL — Brazilian Real

Cl — Class

CLO — Collateralized Loan Obligation

CMO — Collateralized Mortgage Obligation

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only — face amount represents notional amount

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

MXP — Mexican Peso

112	SEI Institutional Managed Trust / Annual Report / September 30, 2014

NCUA — National Credit Union Administration

OTC — Over the Counter

PLC — Public Limited Company

PO — Principal Only

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

ULC — Unlimited Liability Company

TBA — To Be Announced

USD — United States Dollar

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$732,662	$—	$732,662
Corporate Obligations	—	544,476	—	544,476
Asset-Backed Securities	—	216,316	—	216,316
U.S. Government Agency Obligations	—	72,297	—	72,297
Sovereign Debt	—	50,988	—	50,988
Loan Participations	—	19,570	—	19,570
Municipal Bonds	—	16,644	—	16,644
Collateralized Debt Obligations	—	11,348	—	11,348
Preferred Stock	666	—	—	666
U.S. Treasury Obligations	—	495,795	—	495,795
Affiliated Partnership	—	99,758	—	99,758
Cash Equivalent	117,847	—	—	117,847
Commercial Paper	—	6,289	—	6,289

Total Investments in Securities	$118,513	$2,266,143	$—	$2,384,656

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Swaptions	$—	$699	$—	$699
Written Options	—	(277)	—	(277)
Written Swaption	—	(160)	—	(160)
Futures Contracts*
Unrealized Appreciation	653	—	—	653
Unrealized Depreciation	(530)	—	—	(530)
Forwards Contracts*
Unrealized Appreciation	—	1,852	—	1,852
Unrealized Depreciation	—	(356)	—	(356)
OTC Swaps*
Credit Default Swaps
Unrealized Appreciation	—	26	—	26
Unrealized Deprecation	—	(12)	—	(12)
Interest Rate Swaps
Unrealized Appreciation	—	498	—	498
Unrealized Depreciation	—	(302)	—	(302)
Centrally Cleared Swaps*
Credit Default Swaps
Unrealized Depreciation	—	(31)	—	(31)
Interest Rate Swaps
Unrealized Depreciation	—	(216)	—	(216)

Total Other Financial Instruments	$123	$1,721	$—	$1,844

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	113

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 35.3%

Agency Mortgage-Backed Obligations — 28.4%
FHLMC
11.000%, 02/17/2021	$78	$87
10.000%, 03/17/2026 to 10/01/2030	568	636
7.500%, 01/01/2032 to 09/01/2038	665	786
6.500%, 10/01/2031 to 09/01/2038	1,020	1,165
6.000%, 08/01/2015 to 09/01/2038	1,213	1,346
5.500%, 06/01/2020 to 01/01/2039	4,762	5,225
5.000%, 03/01/2034 to 08/01/2041	3,612	4,024
4.500%, 04/01/2035 to 03/01/2044	5,526	6,034
4.000%, 03/01/2029 to 08/01/2043	7,448	7,898
3.500%, 08/01/2033 to 08/01/2043	5,958	6,091
2.500%, 03/01/2028	290	293
FHLMC ARM (A)
6.479%, 10/01/2037	176	187
5.042%, 01/01/2035	69	73
3.830%, 02/01/2036	241	255
3.435%, 07/01/2036	79	83
3.421%, 04/01/2044	165	171
3.237%, 06/01/2044	565	586
3.220%, 06/01/2044	360	372
3.168%, 02/01/2042	462	479
3.083%, 04/01/2044	272	282
3.074%, 03/01/2036	646	699

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.030%, 11/01/2043	$272	$277
2.985%, 10/01/2043	343	349
2.959%, 11/01/2043	413	420
2.949%, 01/01/2044	206	210
2.870%, 06/01/2044	269	277
2.869%, 09/01/2044	125	128
2.840%, 08/01/2044	380	390
2.838%, 07/01/2044	123	127
2.820%, 08/01/2044	121	124
2.811%, 09/01/2044	309	317
2.806%, 07/01/2044	126	129
2.790%, 03/01/2037	223	240
2.773%, 08/01/2044	302	310
2.753%, 10/01/2044	237	242
2.707%, 07/01/2042	904	927
2.684%, 11/01/2042	240	245
2.683%, 11/01/2036	40	43
2.680%, 05/01/2037	479	520
2.674%, 04/01/2037	100	108
2.633%, 05/01/2037	318	342
2.535%, 04/01/2037	8	9
2.488%, 05/01/2038	172	185
2.480%, 10/01/2037	45	48
2.375%, 11/01/2036	48	51
2.320%, 02/01/2037	53	56
2.271%, 06/01/2037	89	95
1.936%, 05/01/2037	260	273
1.925%, 04/01/2037	45	48
FHLMC CMO, Ser 1591, Cl PV
6.250%, 10/15/2023	588	641
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	250	280
FHLMC CMO, Ser 2002-48, Cl 1A
5.698%, 07/25/2033 (A)	6	7
FHLMC CMO, Ser 2003-57, Cl 1A3
7.500%, 07/25/2043	65	77
FHLMC CMO, Ser 2004-59, Cl 1A3
7.500%, 10/25/2043	90	106
FHLMC CMO, Ser 2004-60, Cl 1A3
7.500%, 03/25/2044	93	110
FHLMC CMO, Ser 2005-2945, Cl SA
12.018%, 03/15/2020 (A)	33	29
FHLMC CMO, Ser 2005-2967, Cl EA, PO
0.000%, 04/15/2020	89	87
FHLMC CMO, Ser 2005-2980, Cl QA
6.000%, 05/15/2035	147	164
FHLMC CMO, Ser 2005-3077, Cl TO, PO
0.000%, 04/15/2035	115	104
FHLMC CMO, Ser 2006-3117, Cl OG, PO
0.000%, 02/15/2036	117	110

114	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2006-3153, Cl EO, PO
0.000%, 05/15/2036	$78	$73
FHLMC CMO, Ser 2006-3200, Cl PO, PO
0.000%, 08/15/2036	105	97
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	241	271
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037	21	20
FHLMC CMO, Ser 2007-3318, Cl DB
6.000%, 05/15/2027	257	289
FHLMC CMO, Ser 2007-3385, Cl SN, IO
5.846%, 11/15/2037 (A)	85	11
FHLMC CMO, Ser 2008-3451, Cl SA, IO
5.896%, 05/15/2038 (A)	81	12
FHLMC CMO, Ser 2008-3461, Cl LZ
6.000%, 06/15/2038	72	80
FHLMC CMO, Ser 2009-3510, Cl OD, PO
0.000%, 02/15/2037	114	106
FHLMC CMO, Ser 2009-3529, Cl AG
6.500%, 04/15/2039	3	3
FHLMC CMO, Ser 2009-3604, Cl PO, PO
0.000%, 05/15/2036	191	180
FHLMC CMO, Ser 2009-3607, Cl TO, PO
0.000%, 10/15/2039	127	116
FHLMC CMO, Ser 2010-3621, Cl BO, PO
0.000%, 01/15/2040	64	59
FHLMC CMO, Ser 2010-3664, Cl DA
4.000%, 11/15/2037	1,321	1,406
FHLMC CMO, Ser 2010-3704, Cl CT
7.000%, 12/15/2036	483	575
FHLMC CMO, Ser 2010-3714, Cl IP, IO
5.000%, 08/15/2040	260	43
FHLMC CMO, Ser 2010-3739, Cl LI, IO
4.000%, 03/15/2034	275	19
FHLMC CMO, Ser 2010-3747, Cl HI, IO
4.500%, 07/15/2037	397	42
FHLMC CMO, Ser 2010-3756, Cl IP, IO
4.000%, 08/15/2035	146	3
FHLMC CMO, Ser 2010-3759, Cl HI, IO
4.000%, 08/15/2037	380	51

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2010-3760, Cl GI, IO
4.000%, 10/15/2037	$189	$17
FHLMC CMO, Ser 2011-3793, Cl AB
3.500%, 01/15/2026	500	510
FHLMC CMO, Ser 2011-3800, Cl AI, IO
4.000%, 11/15/2029	316	33
FHLMC CMO, Ser 2011-3804, Cl FN
0.604%, 03/15/2039 (A)	449	451
FHLMC CMO, Ser 2011-3819, Cl ZQ
6.000%, 04/15/2036	721	808
FHLMC CMO, Ser 2011-3852, Cl QN
5.500%, 05/15/2041 (A)	147	149
FHLMC CMO, Ser 2011-3876, Cl NB
5.000%, 08/15/2038	263	285
FHLMC CMO, Ser 2011-3925, Cl FL
0.604%, 01/15/2041 (A)	713	723
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.796%, 10/15/2041 (A)	938	173
FHLMC CMO, Ser 2011-3957, Cl B
4.000%, 11/15/2041	728	766
FHLMC CMO, Ser 2012-279, Cl F6
0.604%, 09/15/2042 (A)	436	434
FHLMC CMO, Ser 2012-281, Cl F1
0.654%, 10/15/2042 (A)	443	447
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	1,495	217
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	1,544	219
FHLMC CMO, Ser 2013-299, Cl 300
3.000%, 01/15/2043	906	896
FHLMC CMO, Ser 2013-310, Cl PO, PO
0.000%, 09/15/2043	574	427
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.096%, 09/15/2042 (A)	616	112
FHLMC CMO, Ser 2013-4206, Cl CZ
3.000%, 05/15/2043	104	85
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	204	170
FHLMC CMO, Ser 2013-4219, Cl JA
3.500%, 08/15/2039	920	964
FHLMC CMO, Ser 2013-4226, Cl GZ
3.000%, 07/15/2043	104	87
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	1,161	144
FHLMC CMO, Ser 2013-4281, Cl CE
4.000%, 07/15/2043	270	288

SEI Institutional Managed Trust / Annual Report / September 30, 2014	115

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser 2014-336, Cl 300
3.000%, 08/15/2044	$1,621	$1,629
FHLMC CMO, Ser 2014-4302, Cl PA
4.000%, 12/15/2043	996	1,062
FHLMC CMO, Ser 2014-4335, Cl SW, IO
5.846%, 05/15/2044 (A)	99	22
FHLMC CMO, Ser 2014-4384, Cl LA
3.500%, 09/15/2040	1,997	2,097
FHLMC CMO, Ser 2033, Cl HC
6.500%, 02/15/2028	105	116
FHLMC CMO, Ser 2075, Cl D
6.500%, 08/15/2028	191	213
FHLMC CMO, Ser 239, Cl S30, IO
7.546%, 08/15/2036 (A)	194	35
FHLMC CMO, Ser 2434, Cl ZA
6.500%, 04/15/2032	209	233
FHLMC CMO, Ser 2458, Cl ZM
6.500%, 06/15/2032	162	181
FHLMC CMO, Ser 2631, Cl SA
14.568%, 06/15/2033 (A)	71	90
FHLMC CMO, Ser 2725, Cl SC
8.843%, 11/15/2033 (A)	33	37
FHLMC CMO, Ser 2950, Cl JO, PO
0.000%, 03/15/2020	30	30
FHLMC CMO, Ser 3001, Cl HP
21.386%, 05/15/2035 (A)	75	101
FHLMC CMO, Ser 3006, Cl QS
19.759%, 07/15/2035 (A)	163	219
FHLMC CMO, Ser 3012, Cl GK
24.059%, 06/15/2035 (A)	106	148
FHLMC CMO, Ser 3217, Cl CX, IO
6.436%, 09/15/2036 (A)	227	33
FHLMC CMO, Ser 3225, Cl EO, PO
0.000%, 10/15/2036	150	138
FHLMC CMO, Ser 3262, Cl SG, IO
6.246%, 01/15/2037 (A)	192	27
FHLMC CMO, Ser 3373, Cl TO, PO
0.000%, 04/15/2037	40	36
FHLMC CMO, Ser 3383, Cl SA, IO
6.296%, 11/15/2037 (A)	245	34
FHLMC CMO, Ser 3422, Cl SE
17.066%, 02/15/2038 (A)	25	32
FHLMC CMO, Ser 3515, Cl PI, IO
5.500%, 07/15/2037	29	1
FHLMC CMO, Ser 3607, Cl BO, PO
0.000%, 04/15/2036	41	38
FHLMC CMO, Ser 3611, Cl PO, PO
0.000%, 07/15/2034	56	51
FHLMC CMO, Ser 3626, Cl MA
5.000%, 02/15/2030	499	504
FHLMC CMO, Ser 3632, Cl BS
16.988%, 02/15/2040 (A)	100	130
FHLMC CMO, Ser 3688, Cl NI, IO
5.000%, 04/15/2032	424	40

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FHLMC CMO, Ser T-42, Cl A5
7.500%, 02/25/2042	$641	$745
FHLMC CMO, Ser T-51, Cl 1A
6.500%, 09/25/2043 (A)	160	182
FHLMC CMO, Ser T-54, Cl 2A
6.500%, 02/25/2043	105	124
FHLMC CMO, Ser T-54, Cl 3A
7.000%, 02/25/2043	342	412
FHLMC CMO, Ser T-57, Cl 1A2
7.000%, 07/25/2043	438	503
FHLMC CMO, Ser T-58, Cl 4A
7.500%, 09/25/2043	500	586
FHLMC CMO, Ser T-60, Cl 1A2
7.000%, 03/25/2044	170	207
FHLMC CMO, Ser T-76, Cl 2A
1.516%, 10/25/2037 (A)	241	234
FHLMC-GNMA CMO, Ser 1993-21, Cl L
6.250%, 10/25/2023	230	254
FHLMC Multifamily Structured Pass-Through Certificates, Ser K017, Cl X1, IO
1.586%, 12/25/2021 (A)	301	25
FHLMC Multifamily Structured Pass-Through Certificates, Ser K021, Cl X1, IO
1.642%, 06/25/2022 (A)	375	34
FHLMC Multifamily Structured Pass-Through Certificates, Ser K024, Cl X1, IO
1.021%, 09/25/2022 (A)	337	19
FHLMC Multifamily Structured Pass-Through Certificates, Ser K037, Cl X1, IO
1.198%, 01/25/2024 (A)	6	—
FHLMC Multifamily Structured Pass-Through Certificates, Ser KSMC, Cl A2
2.615%, 01/25/2023	500	488
FNMA
7.500%, 10/01/2037 to 04/01/2039	425	486
7.000%, 04/01/2032 to 01/01/2039	277	311
6.500%, 05/01/2027 to 10/01/2038	1,168	1,340
6.000%, 10/01/2019 to 10/01/2040	4,324	4,877
5.500%, 02/01/2021 to 04/01/2040	3,151	3,537
5.000%, 01/01/2020 to 08/01/2041	5,603	6,230
4.761%, 02/01/2020	860	952
4.640%, 01/01/2021	479	533

116	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

4.540%, 01/01/2020	$469	$514
4.530%, 12/01/2019	453	500
4.500%, 08/01/2021 to 05/01/2044	6,288	6,847
4.410%, 05/01/2021	373	415
4.390%, 05/01/2021	247	273
4.380%, 01/01/2021 to 04/01/2021	1,446	1,591
4.369%, 02/01/2020	472	517
4.360%, 05/01/2021	996	1,098
4.301%, 01/01/2021	269	295
4.300%, 04/01/2021 to 07/01/2021	1,015	1,116
4.273%, 06/01/2021	424	460
4.250%, 04/01/2021 to 04/01/2021	750	824
4.240%, 06/01/2021	984	1,078
4.230%, 03/01/2020	392	425
4.130%, 08/01/2021	957	1,048
4.066%, 07/01/2020	388	420
4.060%, 07/01/2021	1,000	1,086
4.000%, 03/01/2025 to 08/01/2043	14,790	15,766
3.840%, 08/01/2021	934	1,008
3.670%, 07/01/2023	1,000	1,058
3.614%, 12/01/2020	1,137	1,200
3.590%, 12/01/2020	470	498
3.505%, 09/01/2020	934	989
3.500%, 04/01/2032 to 10/25/2044	18,800	19,362
3.430%, 10/01/2020	944	994
3.290%, 10/01/2020	345	360
3.230%, 11/01/2020	340	354
3.010%, 11/25/2044	270	277
3.000%, 08/01/2033 to 01/01/2043	2,440	2,457
2.810%, 06/01/2023	1,000	998
2.770%, 05/01/2022	1,000	1,007
2.703%, 04/01/2023	491	487
2.680%, 07/01/2022	1,961	1,967
2.510%, 06/01/2023	489	478
2.500%, 11/01/2026 to 10/01/2042	2,987	3,000
2.480%, 06/01/2019	989	1,003
2.460%, 04/01/2023	914	901
2.420%, 06/01/2023	489	474
FNMA - ACES, Ser 2014-M8, Cl FA
0.415%, 05/25/2018 (A)	819	819
FNMA ARM (A)
6.254%, 08/01/2036	42	46
5.790%, 09/01/2037	84	90
3.235%, 04/01/2044	1,347	1,395
3.188%, 07/01/2044	210	217
3.152%, 07/01/2044	47	48

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.120%, 09/01/2044	$359	$369
3.071%, 01/01/2044	191	199
2.996%, 03/01/2036	176	188
2.989%, 04/01/2044	174	180
2.985%, 04/01/2044	214	221
2.978%, 01/01/2044	190	193
2.915%, 10/01/2044	727	750
2.869%, 07/01/2044	695	716
2.850%, 12/01/2043	324	333
2.820%, 08/01/2044	509	523
2.812%, 07/01/2044	288	297
2.791%, 11/01/2036	145	155
2.760%, 08/01/2044	338	349
2.759%, 09/01/2044	465	477
2.738%, 08/01/2044	758	777
2.731%, 07/01/2044	185	189
2.570%, 09/01/2036	52	55
2.560%, 12/01/2036	473	508
2.556%, 05/01/2043	162	161
2.519%, 11/01/2036	128	139
2.498%, 09/01/2037	4	4
2.454%, 12/01/2036	122	131
2.345%, 04/01/2037	87	94
2.333%, 07/01/2037	255	273
2.332%, 04/01/2036	103	110
2.275%, 07/01/2037	131	141
2.262%, 11/01/2037	262	280
2.022%, 11/01/2037	139	147
1.709%, 07/01/2037	303	316
0.611%, 11/01/2023	985	993
0.516%, 01/01/2023	193	195
0.506%, 01/01/2023	483	482
0.496%, 01/01/2023	500	500
FNMA CMO, Ser 1998-300, Cl 1, PO
0.000%, 09/01/2024	85	81
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	121	131
FNMA CMO, Ser 2000-18, Cl EC, PO
0.000%, 10/25/2023	64	60
FNMA CMO, Ser 2001-79, Cl BA
7.000%, 03/25/2045	146	170
FNMA CMO, Ser 2002-33, Cl A2
7.500%, 06/25/2032	68	79
FNMA CMO, Ser 2002-95, Cl DB
6.000%, 01/25/2033	259	291
FNMA CMO, Ser 2003-131, Cl SK
15.890%, 01/25/2034 (A)	82	107
FNMA CMO, Ser 2003-23, Cl EQ
5.500%, 04/25/2023	959	1,052
FNMA CMO, Ser 2003-35, Cl EA, PO
0.000%, 05/25/2033	37	33

SEI Institutional Managed Trust / Annual Report / September 30, 2014	117

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2004-46, Cl EP, PO
0.000%, 03/25/2034	$88	$83
FNMA CMO, Ser 2004-52, Cl PX, PO
0.000%, 09/25/2032	17	17
FNMA CMO, Ser 2004-61, Cl BO, PO
0.000%, 10/25/2032	17	17
FNMA CMO, Ser 2004-89, Cl SM
17.450%, 09/25/2024 (A)	295	385
FNMA CMO, Ser 2005-106, Cl US
24.000%, 11/25/2035 (A)	431	630
FNMA CMO, Ser 2005-117, Cl LC
5.500%, 11/25/2035	536	584
FNMA CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/01/2035	361	57
FNMA CMO, Ser 2005-5, Cl PA
5.000%, 01/25/2035	78	84
FNMA CMO, Ser 2005-72, Cl SB
16.489%, 08/25/2035 (A)	73	95
FNMA CMO, Ser 2005-90, Cl ES
16.489%, 10/25/2035 (A)	101	128
FNMA CMO, Ser 2006-117, Cl GS, IO
6.496%, 12/25/2036 (A)	72	11
FNMA CMO, Ser 2006-118, Cl A2
0.222%, 12/25/2036 (A)	137	134
FNMA CMO, Ser 2006-15, Cl OP, PO
0.000%, 03/25/2036	76	69
FNMA CMO, Ser 2006-27, Cl OH, PO
0.000%, 04/25/2036	71	67
FNMA CMO, Ser 2006-59, Cl QO, PO
0.000%, 01/25/2033	30	30
FNMA CMO, Ser 2006-60, Cl DO, PO
0.000%, 04/25/2035	60	58
FNMA CMO, Ser 2006-63, Cl ZH
6.500%, 07/25/2036	362	405
FNMA CMO, Ser 2006-78, Cl BZ
6.500%, 08/25/2036	65	72
FNMA CMO, Ser 2007-100, Cl SM, IO
6.296%, 10/25/2037 (A)	192	27
FNMA CMO, Ser 2007-101, Cl A2
0.405%, 06/27/2036 (A)	101	99
FNMA CMO, Ser 2007-112, Cl SA, IO
6.296%, 12/25/2037 (A)	230	32
FNMA CMO, Ser 2007-114, Cl A6
0.355%, 10/27/2037 (A)	200	200
FNMA CMO, Ser 2007-116, Cl HI, IO
1.491%, 01/25/2038 (A)	203	16

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2007-29, Cl SG
22.151%, 04/25/2037 (A)	$34	$47
FNMA CMO, Ser 2007-65, Cl KI, IO
6.466%, 07/25/2037 (A)	136	18
FNMA CMO, Ser 2007-72, Cl EK, IO
6.246%, 07/25/2037 (A)	181	25
FNMA CMO, Ser 2007-77, Cl PD
6.000%, 10/25/2036	885	922
FNMA CMO, Ser 2007-85, Cl SG
15.864%, 09/25/2037 (A)	39	50
FNMA CMO, Ser 2008-35, Cl IM, IO
0.642%, 10/25/2016 (A)	225	2
FNMA CMO, Ser 2008-4, Cl SD, IO
5.846%, 02/25/2038 (A)	461	61
FNMA CMO, Ser 2008-95, Cl BA
5.000%, 01/25/2024	250	274
FNMA CMO, Ser 2009-103, Cl MB
2.365%, 12/25/2039 (A)	203	206
FNMA CMO, Ser 2009-20, Cl DT
4.500%, 04/25/2039	280	299
FNMA CMO, Ser 2009-52, Cl PI, IO
5.000%, 07/25/2039	169	29
FNMA CMO, Ser 2009-70, Cl CO, PO
0.000%, 01/25/2037	154	137
FNMA CMO, Ser 2009-84, Cl WS, IO
5.746%, 10/25/2039 (A)	92	12
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037	1,208	1,137
FNMA CMO, Ser 2009-86, Cl IP, IO
5.500%, 10/25/2039	68	12
FNMA CMO, Ser 2009-86, Cl OT, PO
0.000%, 10/25/2037	141	129
FNMA CMO, Ser 2009-99, Cl SC, IO
6.026%, 12/25/2039 (A)	117	17
FNMA CMO, Ser 2009-99, Cl WA
6.299%, 12/25/2039 (A)	266	294

118	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2010-1, Cl WA
6.189%, 02/25/2040 (A)	$100	$109
FNMA CMO, Ser 2010-16, Cl WA
6.436%, 03/25/2040 (A)	125	140
FNMA CMO, Ser 2010-23, Cl KS, IO
6.946%, 02/25/2040 (A)	215	32
FNMA CMO, Ser 2010-35, Cl SB, IO
6.266%, 04/25/2040 (A)	139	18
FNMA CMO, Ser 2010-39, Cl OT, PO
0.000%, 10/25/2035	64	59
FNMA CMO, Ser 2010-68, Cl SA, IO
4.846%, 07/25/2040 (A)	880	103
FNMA CMO, Ser 2011-118, Cl MT
7.000%, 11/25/2041	554	636
FNMA CMO, Ser 2011-87, Cl SG, IO
6.395%, 04/25/2040 (A)	651	110
FNMA CMO, Ser 2011-M3, Cl A1
2.072%, 07/25/2021	1,033	1,047
FNMA CMO, Ser 2011-M4, Cl A2
3.726%, 06/25/2021	845	900
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	1,055	119
FNMA CMO, Ser 2012-108, Cl F
0.655%, 10/25/2042 (A)	443	446
FNMA CMO, Ser 2012-112, Cl FD
0.655%, 10/25/2042 (A)	449	453
FNMA CMO, Ser 2012-118, Cl CI, IO
3.500%, 12/25/2039	1,126	180
FNMA CMO, Ser 2012-130, Cl DC
3.000%, 12/25/2042	1,041	1,028
FNMA CMO, Ser 2012-134, Cl LC
3.000%, 12/25/2042	194	193
FNMA CMO, Ser 2012-14, Cl FG
0.555%, 07/25/2040 (A)	725	728
FNMA CMO, Ser 2012-M12, Cl 1A
2.935%, 08/25/2022 (A)	2	2
FNMA CMO, Ser 2012-M15, Cl A
2.744%, 10/25/2022 (A)	920	914
FNMA CMO, Ser 2013-101, Cl DO, PO
0.000%, 10/25/2043	377	278
FNMA CMO, Ser 2013-121, Cl LB
3.000%, 12/25/2043	591	609
FNMA CMO, Ser 2013-126, Cl CS, IO
5.996%, 09/25/2041 (A)	987	143
FNMA CMO, Ser 2013-128, Cl PO, PO
0.000%, 12/25/2043	380	284

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA CMO, Ser 2013-4, Cl AJ
3.500%, 02/25/2043	$899	$912
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	1,090	160
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	24	27
FNMA CMO, Ser 2013-NPL7, Cl A1
3.625%, 11/25/2053	134	134
FNMA CMO, Ser 2014-47, Cl AI, IO
1.884%, 08/25/2044 (A)	1,653	120
FNMA CMO, Ser 2014-M5, Cl FA
0.523%, 01/25/2017 (A)	134	134
FNMA CMO, Ser 2014-M6, Cl FA
0.461%, 12/25/2017 (A)	118	118
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.355%, 07/25/2024 (A) (B)	249	247
FNMA Grantor Trust CMO, Ser 2001-T10, Cl A1
7.000%, 12/25/2041	433	501
FNMA Grantor Trust CMO, Ser 2001-T10, Cl A2
7.500%, 12/25/2041	246	283
FNMA Grantor Trust CMO, Ser 2002-T1, Cl A1
6.500%, 11/25/2031	294	334
FNMA Grantor Trust CMO, Ser 2002-T19, Cl A2
7.000%, 07/25/2042	327	373
FNMA Grantor Trust CMO, Ser 2004-T3, Cl 1A3
7.000%, 02/25/2044	274	310
FNMA, Ser M8, Cl X2, IO
0.549%, 06/25/2024 (A)	8,976	288
FNMA TBA
5.000%, 10/01/2038	3,000	3,310
4.500%, 11/15/2034 to 10/15/2042	16,085	17,323
4.000%, 10/14/2039 to 10/25/2044	16,115	16,973
3.500%, 10/16/2027 to 10/25/2044	17,250	17,679
3.000%, 10/15/2027 to 10/25/2044	19,315	19,407
2.500%, 10/15/2027 to 10/25/2029	1,925	1,936
FNMA Whole Loan CMO, Ser 2002-W6, Cl 2SI, IO
7.946%, 06/25/2042 (A)	380	78
FNMA Whole Loan CMO, Ser 2003-W1, Cl 2A
6.591%, 12/25/2042 (A)	214	250

SEI Institutional Managed Trust / Annual Report / September 30, 2014	119

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Whole Loan CMO, Ser 2003-W12, Cl 1A8
4.550%, 06/25/2043	$177	$191
FNMA Whole Loan CMO, Ser 2003-W17, Cl 1A7
5.750%, 08/25/2033	83	90
FNMA Whole Loan CMO, Ser 2003-W8, Cl 2A
7.000%, 10/25/2042	190	216
FNMA Whole Loan CMO, Ser 2004-W1, Cl 2A2
7.000%, 12/25/2033	358	413
FNMA Whole Loan CMO, Ser 2004-W2, Cl 2A2
7.000%, 02/25/2044	385	443
FNMA Whole Loan CMO, Ser 2005-W3, Cl 2AF
0.375%, 03/25/2045 (A)	406	407
FNMA Whole Loan CMO, Ser 2006-W1, Cl 1A3
7.500%, 12/25/2045	228	263
FNMA Whole Loan CMO, Ser 2006-W2, Cl 1AF1
0.375%, 02/25/2036 (A)	175	175
FNMA Whole Loan CMO, Ser 2007-W1, Cl 1AF1
0.415%, 11/25/2046 (A)	241	241
FREMF Mortgage Trust, Ser 2014-K36, Cl C
4.502%, 12/25/2046 (A) (B)	120	120
FREMF Mortgage Trust, Ser 2014-K714, Cl C
3.988%, 01/25/2047 (A) (B)	60	60
GNMA
7.500%, 10/15/2037	108	121
7.000%, 09/15/2031	64	76
6.500%, 12/15/2035	617	718
6.000%, 09/20/2038	183	207
1.625%, 02/20/2034 (A)	438	454
GNMA CMO, Ser 2001-61, Cl Z
6.500%, 12/20/2031	517	579
GNMA CMO, Ser 2003-97, Cl SA, IO
6.396%, 11/16/2033 (A)	349	69
GNMA CMO, Ser 2004-11, Cl SX
17.056%, 02/20/2034 (A)	37	52
GNMA CMO, Ser 2004-28, Cl SV
8.845%, 04/20/2034 (A)	129	140
GNMA CMO, Ser 2004-71, Cl ST
7.000%, 09/20/2034 (A)	79	86
GNMA CMO, Ser 2004-85, Cl PO, PO
0.000%, 01/17/2033	9	9

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2004-87, Cl SB
7.494%, 03/17/2033 (A)	$100	$110
GNMA CMO, Ser 2005-28, Cl YO, PO
0.000%, 02/17/2033	196	189
GNMA CMO, Ser 2005-92, Cl PB
6.000%, 12/20/2035	400	462
GNMA CMO, Ser 2006-34, Cl PO, PO
0.000%, 07/20/2036	34	32
GNMA CMO, Ser 2006-38, Cl SG, IO
6.495%, 09/20/2033 (A)	70	1
GNMA CMO, Ser 2007-26, Cl SW, IO
6.045%, 05/20/2037 (A)	311	44
GNMA CMO, Ser 2007-27, Cl SD, IO
6.045%, 05/20/2037 (A)	207	30
GNMA CMO, Ser 2007-72, Cl US, IO
6.395%, 11/20/2037 (A)	118	18
GNMA CMO, Ser 2007-78, Cl SA, IO
6.376%, 12/16/2037 (A)	1,388	215
GNMA CMO, Ser 2007-82, Cl SA, IO
6.375%, 12/20/2037 (A)	166	26
GNMA CMO, Ser 2007-9, Cl CI, IO
6.045%, 03/20/2037 (A)	298	43
GNMA CMO, Ser 2008-1, Cl PO, PO
0.000%, 01/20/2038	63	57
GNMA CMO, Ser 2008-10, Cl S, IO
5.675%, 02/20/2038 (A)	260	34
GNMA CMO, Ser 2008-29, Cl PO, PO
0.000%, 02/17/2033	44	43
GNMA CMO, Ser 2008-33, Cl XS, IO
7.546%, 04/16/2038 (A)	121	25
GNMA CMO, Ser 2008-55, Cl SA, IO
6.045%, 06/20/2038 (A)	270	37
GNMA CMO, Ser 2009-106, Cl AS, IO
6.246%, 11/16/2039 (A)	347	52
GNMA CMO, Ser 2009-14, Cl KI, IO
6.500%, 03/20/2039	161	32
GNMA CMO, Ser 2009-24, Cl DS, IO
6.145%, 03/20/2039 (A)	274	25
GNMA CMO, Ser 2009-25, Cl SE, IO
7.445%, 09/20/2038 (A)	192	35

120	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2009-43, Cl SA, IO
5.795%, 06/20/2039 (A)	$203	$27
GNMA CMO, Ser 2009-6, Cl SH, IO
5.885%, 02/20/2039 (A)	173	23
GNMA CMO, Ser 2009-65, Cl IQ, IO
6.000%, 12/20/2038	89	14
GNMA CMO, Ser 2009-65, Cl TS, IO
6.245%, 12/20/2038 (A)	357	43
GNMA CMO, Ser 2009-66, Cl XS, IO
6.646%, 07/16/2039 (A)	2,076	302
GNMA CMO, Ser 2009-67, Cl SA, IO
5.896%, 08/16/2039 (A)	131	18
GNMA CMO, Ser 2009-75, Cl MN
5.500%, 09/20/2039	500	580
GNMA CMO, Ser 2009-79, Cl OK, PO
0.000%, 11/16/2037	239	226
GNMA CMO, Ser 2009-83, Cl TS, IO
5.945%, 08/20/2039 (A)	250	32
GNMA CMO, Ser 2010-14, Cl CO, PO
0.000%, 08/20/2035	121	110
GNMA CMO, Ser 2010-157, Cl OP, PO
0.000%, 12/20/2040	355	287
GNMA CMO, Ser 2010-4, Cl NS, IO
6.236%, 01/16/2040 (A)	2,986	497
GNMA CMO, Ser 2010-47, Cl PX, IO
6.545%, 06/20/2037 (A)	427	68
GNMA CMO, Ser 2010-H11, Cl FA
1.156%, 06/20/2060 (A)	668	685
GNMA CMO, Ser 2011-142, Cl IO, IO
0.937%, 09/16/2046 (A)	6,417	323
GNMA CMO, Ser 2011-H08, Cl FD
0.656%, 02/20/2061 (A)	503	504
GNMA CMO, Ser 2012-100, Cl IO, IO
0.827%, 08/16/2052 (A)	615	40
GNMA CMO, Ser 2012-112, Cl IO, IO
0.855%, 02/16/2053 (A)	4,623	293
GNMA CMO, Ser 2012-125, Cl IO, IO
0.860%, 02/16/2053 (A)	2,218	158
GNMA CMO, Ser 2012-H25, Cl FA
0.856%, 12/20/2061 (A)	929	935

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GNMA CMO, Ser 2013-147, Cl QS, IO
6.595%, 12/20/2039 (A)	$888	$161
GNMA CMO, Ser 2013-154, Cl AB
2.900%, 02/16/2044 (A)	215	220
GNMA CMO, Ser 2013-178, Cl A
2.250%, 03/16/2035	477	487
GNMA CMO, Ser 2013-178, Cl IO, IO
0.944%, 06/16/2055 (A)	1,176	74
GNMA CMO, Ser 2013-193, Cl AB
2.000%, 12/16/2049	314	315
GNMA CMO, Ser 2013-63, Cl IO, IO
0.773%, 09/16/2051 (A)	7,061	459
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	932	204
GNMA CMO, Ser 2013-H04, Cl BA
1.650%, 02/20/2063	500	493
GNMA CMO, Ser 2013-H21, Cl FB
0.856%, 09/20/2063 (A)	985	997
GNMA CMO, Ser 2014-117, Cl SJ, IO
5.445%, 08/20/2044 (A)	400	66
GNMA CMO, Ser 2014-5, Cl SP, IO
5.996%, 06/16/2043 (A)	1,277	178
GNMA CMO, Ser 2014-H10, Cl TA
0.756%, 05/01/2064 (A)	980	988
GNMA, Ser 163, Cl IO, IO
1.215%, 02/16/2046 (A)	1,761	141
GNMA, Ser 2012-114, Cl IO, IO
1.038%, 01/16/2053 (A)	1,287	111
GNMA, Ser 2012-27, Cl IO, IO
1.284%, 04/16/2053 (A)	2,033	132
GNMA, Ser 2012-44, Cl IO, IO
0.929%, 03/16/2049 (A)	2,936	173
GNMA, Ser 2013-145, Cl IO, IO
1.124%, 09/16/2044 (A)	1,754	130
GNMA, Ser 2013-96, Cl IO, IO
0.554%, 10/16/2054 (A)	4,470	197
GNMA, Ser 2014-50, Cl IO, IO
1.041%, 09/16/2055 (A)	1,879	139
GNMA, Ser 2014-89, Cl IO, IO
1.038%, 01/16/2057	3,113	293
GNMA, Ser 47, Cl IA, IO
1.383%, 02/16/2048 (A)	1,915	153
GNMA, Ser 92, Cl IX, IO
0.874%, 05/16/2054 (A)	9,527	592
GNMA TBA
4.500%, 10/15/2039	3,400	3,687
4.000%, 10/01/2039 to 10/20/2044	11,055	11,724
3.500%, 10/15/2041	6,000	6,200
3.000%, 11/20/2044	505	508

SEI Institutional Managed Trust / Annual Report / September 30, 2014	121

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

NCUA Guaranteed Notes, Ser 2010-C1, Cl A2
2.900%, 10/29/2020	$300	$309
NCUA Guaranteed Notes, Ser 2010-C1, Cl APT
2.650%, 10/29/2020	373	379

		312,117

Non-Agency Mortgage-Backed Obligations — 6.9%
A10 Term Asset Financing, Ser 2013-2, Cl A
2.620%, 11/15/2027 (B)	286	287
AAM ACE Resecuritization Trust, Ser 2011-1, Cl A20
0.386%, 02/02/2037 (A) (B)	29	29
American General Mortgage Loan Trust, Ser 2010-1A, Cl A1
5.150%, 03/25/2058 (A) (B)	3	3
American General Mortgage Loan Trust, Ser 2010-1A, Cl A3
5.650%, 03/25/2058 (A) (B)	190	195
American Home Mortgage Investment Trust, Ser 2004-4, Cl 4A
2.332%, 02/25/2045 (A) (B)	802	810
ASG Resecuritization Trust, Ser 2009-2, Cl A55
4.872%, 05/24/2036 (A) (B)	17	17
ASG Resecuritization Trust, Ser 2009-2, Cl G60
4.872%, 05/24/2036 (A) (B)	100	101
ASG Resecuritization Trust, Ser 2009-3, Cl A65
2.066%, 03/26/2037 (A) (B)	419	418
Banc of America Alternative Loan Trust, Ser 2003-11, Cl 1A1
6.000%, 01/25/2034 (B)	100	105
Banc of America Alternative Loan Trust, Ser 2003-11, Cl 2A1
6.000%, 01/25/2034 (B)	236	246
Banc of America Alternative Loan Trust, Ser 2003-7, Cl 2A4
5.000%, 09/25/2018 (B)	60	61
Banc of America Alternative Loan Trust, Ser 2003-9, Cl 1CB2
5.500%, 11/25/2033 (B)	31	31
Banc of America Alternative Loan Trust, Ser 2004-1, Cl 5A1
5.500%, 02/25/2019 (B)	34	35
Banc of America Alternative Loan Trust, Ser 2004-8, Cl 3A1
5.500%, 09/25/2019 (B)	60	62
Banc of America Commercial Mortgage Trust, Ser 2006-1, Cl A4
5.372%, 09/10/2045 (A)	200	208

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Banc of America Commercial Mortgage Trust, Ser 2006-5, Cl AM
5.448%, 09/10/2047	$340	$364
Banc of America Funding Trust, Ser 2004-C, Cl 1A1
5.045%, 12/20/2034 (A) (B)	30	30
Banc of America Funding Trust, Ser 2006-G, Cl 2A3
0.326%, 07/20/2036 (A) (B)	162	162
Banc of America Funding Trust, Ser 2010-R11A, Cl 1A6
5.564%, 08/26/2035 (A) (B)	75	76
Banc of America Funding Trust, Ser 2010-R5, Cl 1A1
5.500%, 10/26/2037 (B)	59	59
Banc of America Funding Trust, Ser 2012-R6, Cl 1A1
3.000%, 10/26/2039 (B)	175	174
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-2, Cl A5
4.857%, 07/10/2043 (A)	472	478
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-3, Cl AM
4.727%, 07/10/2043	300	306
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-5, Cl A4
5.115%, 10/10/2045 (A)	191	196
Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-A, Cl A4
5.369%, 07/10/2045 (A)	1,000	1,004
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-3, Cl A4
5.889%, 07/10/2044 (A)	210	224
Banc of America Mortgage Securities, Ser 2003-3, Cl 2A1
0.705%, 05/25/2018 (A) (B)	43	41
Banc of America Mortgage Securities, Ser 2003-6, Cl 2A1
0.605%, 08/25/2018 (A) (B)	12	12
Banc of America Mortgage Securities, Ser 2004-3, Cl 1A26
5.500%, 04/25/2034 (B)	52	54
Banc of America Mortgage Securities, Ser 2004-3, Cl 3A1
5.000%, 04/25/2019 (B)	24	24
Banc of America Mortgage Securities, Ser 2004-5, Cl 4A1
4.750%, 06/25/2019 (B)	28	29

122	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BB-UBS Trust, Ser 2012-SHOW, Cl A
3.430%, 11/05/2036 (B)	$600	$592
BB-UBS Trust, Ser 2012-TFT, Cl A
2.892%, 06/05/2030 (B)	150	145
BCAP LLC Trust, Ser 2009-RR10, Cl 17A1
5.750%, 06/26/2037 (B)	35	36
BCAP LLC Trust, Ser 2009-RR13, Cl 17A2
5.500%, 04/26/2037 (A) (B)	54	56
BCAP LLC Trust, Ser 2009-RR5, Cl 8A1
5.500%, 11/26/2034 (B)	212	219

BCAP LLC Trust, Ser 2010-RR12, Cl 2A5
4.500%, 01/26/2036 (A) (B)	109	110
BCAP LLC Trust, Ser 2010-RR5, Cl 2A5
5.402%, 04/26/2037 (A) (B)	173	177
BCAP LLC Trust, Ser 2010-RR7, Cl 1A5
4.924%, 04/26/2035 (A) (B)	21	21
BCAP LLC Trust, Ser 2010-RR7, Cl 2A1
2.073%, 07/26/2045 (A) (B)	170	172
BCAP LLC Trust, Ser 2010-RR7, Cl 16A1
0.856%, 02/26/2047 (A) (B)	20	20
BCAP LLC Trust, Ser 2011-RR4, Cl 6A3
5.000%, 08/26/2037 (A) (B)	148	150
BCAP LLC Trust, Ser 2011-RR5, Cl 11A3
0.305%, 05/28/2036 (A) (B)	107	105
BCAP LLC Trust, Ser 2011-RR5, Cl 14A3
2.501%, 07/26/2036 (A) (B)	25	25
BCAP Trust, Ser 2011-RR10, Cl 2A1
1.008%, 09/26/2037 (A) (B)	303	278
BCAP Trust, Ser 2012-RR10, Cl 3A1
0.345%, 05/26/2036 (A) (B)	288	273
BCAP Trust, Ser 2012-RR2, Cl 1A1
0.325%, 08/26/2036 (A) (B)	187	182
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.035%, 05/25/2034 (A) (B)	34	35
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-5, Cl A1
2.171%, 08/25/2035 (A) (B)	105	107

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Bear Stearns ALT-A Trust, Ser 2004-12, Cl 1A3
0.855%, 01/25/2035 (A) (B)	$339	$331
Bear Stearns ALT-A Trust, Ser 2004-6, Cl 1A
0.795%, 07/25/2034 (A) (B)	215	206
Bear Stearns ALT-A Trust, Ser 2004-7, Cl 2A1
2.468%, 08/25/2034 (A) (B)	324	328
Bear Stearns Commercial Mortgage Securities, Ser 2005-PWR8, Cl X1, IO
0.942%, 06/11/2041 (A) (B)	2,103	6
Bear Stearns Commercial Mortgage Securities, Ser 2005-T20, Cl A4A
5.289%, 10/12/2042 (A)	250	258
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW11, Cl A
5.600%, 03/11/2039 (A)	99	104
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW18, Cl AM
6.084%, 06/11/2050 (A)	150	167
CAM Mortgage Trust, Ser 2014-1, Cl A
3.352%, 12/15/2053 (B)	11	11
CAM Mortgage Trust, Ser 2014-2, Cl A
2.600%, 05/15/2048 (B)	143	143
CD Commercial Mortgage Trust, Ser 2005-CD1, Cl AJ
5.399%, 07/15/2044 (A)	100	103
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl AM
5.527%, 01/15/2046 (A)	120	126
CFCRE Commercial Mortgage Trust, Ser 2011-C1, Cl A4
4.961%, 04/15/2044 (A) (B)	359	398
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
2.473%, 02/25/2037 (A) (B)	70	70
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
2.522%, 02/25/2037 (A) (B)	37	37
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
2.594%, 07/25/2037 (A) (B)	84	84
Chase Mortgage Finance, Ser 2007-A2, Cl 2A1
2.571%, 07/25/2037 (A) (B)	90	92
Citigroup Commercial Mortgage Trust, Ser 2005-C3, Cl AM
4.830%, 05/15/2043 (A)	120	122

SEI Institutional Managed Trust / Annual Report / September 30, 2014	123

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl XA, IO
2.384%, 09/10/2045 (A) (B)	$1,110	$116
Citigroup Commercial Mortgage Trust, Ser 2013-SMP, Cl A
2.110%, 01/12/2018 (B)	573	578
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl A3
3.753%, 01/10/2024	147	151
Citigroup Commercial Mortgage Trust, Ser 2014-GC19, Cl AAB
3.552%, 03/10/2047	189	195
Citigroup Mortgage Loan Trust, Ser 2005-2, Cl 2A11
5.500%, 05/25/2035 (B)	75	78
Citigroup Mortgage Loan Trust, Ser 2008-AR4, Cl 1A1A
2.734%, 11/25/2038 (A) (B)	142	143
Citigroup Mortgage Loan Trust, Ser 2010-7, Cl 10A1
2.610%, 02/25/2035 (A) (B)	40	40
Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 5A6
4.000%, 11/25/2036 (B)	455	464
Citigroup Mortgage Loan Trust, Ser 2010-8, Cl 6A6
4.500%, 12/25/2036 (B)	220	226
Citigroup Mortgage Loan Trust, Ser 2012-A, Cl A
2.500%, 06/25/2051 (B)	112	108
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.086%, 01/15/2046 (A) (B)	12,298	9
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2007-CD4, Cl XC, IO
0.556%, 12/11/2049 (A) (B)	10,251	78
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C2, Cl AMFX
5.526%, 04/15/2047 (A)	125	136
COMM Mortgage Trust, Ser 2005-C6, Cl A5A
5.116%, 06/10/2044 (A)	665	677
COMM Mortgage Trust, Ser 2010-C1, Cl A3
4.205%, 07/10/2046 (B)	338	363
COMM Mortgage Trust, Ser 2012-CR2, Cl XA, IO
2.081%, 08/15/2045 (A)	747	77
COMM Mortgage Trust, Ser 2012-CR5, Cl A2
1.678%, 12/10/2045	980	972

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2012-LC4, Cl A3
3.069%, 12/10/2044	$161	$165
COMM Mortgage Trust, Ser 2012-LC4, Cl A4
3.288%, 12/10/2044	79	80
COMM Mortgage Trust, Ser 2013-CR11, Cl AM
4.715%, 10/10/2046 (A)	143	155
COMM Mortgage Trust, Ser 2013-CR12, Cl A4
4.046%, 10/10/2046	60	63
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	70	74
COMM Mortgage Trust, Ser 2013-CR12, Cl ASB
3.623%, 10/10/2046	344	356
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	30	32
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.255%, 10/10/2046 (A)	10	11
COMM Mortgage Trust, Ser 2013-CR13, Cl XA, IO
1.179%, 12/10/2023 (A)	4,067	245
COMM Mortgage Trust, Ser 2013-CR7, Cl A4
3.213%, 03/10/2046	72	72
COMM Mortgage Trust, Ser 2014-277P, Cl A
3.731%, 08/10/2049 (A) (B)	140	143
COMM Mortgage Trust, Ser 2014-CR18, Cl ASB
3.452%, 07/15/2047	165	169
COMM Mortgage Trust, Ser 2014-CR18, Cl XA, IO
1.466%, 07/15/2047 (A)	2,347	191
COMM Mortgage Trust, Ser 2014-CR19, Cl A5
3.796%, 08/10/2047	773	790
COMM Mortgage Trust, Ser 2014-PAT, Cl A
0.950%, 08/13/2027 (A)	100	100
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.305%, 06/15/2034 (A) (B)	490	490
COMM Mortgage Trust, Ser 2014-SAVA, Cl D
3.255%, 06/15/2034 (A) (B)	320	320
COMM Mortgage Trust, Ser 2014-TWC, Cl A
1.006%, 02/13/2032 (A) (B)	125	125

124	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

COMM Mortgage Trust, Ser 2014-UBS4, Cl A5
3.694%, 08/10/2047	$750	$764
COMM Mortgage Trust, Ser 2014-UBS5, Cl A4
3.838%, 09/10/2047	291	300
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/2047	103	106
Commercial Mortgage Pass-Through Certificates, Ser 2014-KYO, Cl A
1.054%, 06/11/2027 (A) (B)	423	423
Commercial Mortgage Pass-Through Certificates, Ser 2014-LC15, Cl ASB
3.528%, 04/10/2047	296	305
Commercial Mortgage Pass-Through Certificates, Ser 2014-LC15, Cl XA, IO
1.593%, 04/10/2047 (A)	2,604	222
Commercial Mortgage Pass-Through Certificates, Ser 2014-UBS2, Cl XA, IO
1.604%, 03/10/2047 (A)	2,272	207
Commercial Mortgage Trust, Ser 2005-GG5, Cl A5
5.224%, 04/10/2037 (A)	173	177
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003-39, Cl A6
5.000%, 10/25/2033 (B)	138	145
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003-J13, Cl 1A7
5.250%, 01/25/2034 (B)	218	229
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2003-J7, Cl 4A3
9.573%, 08/25/2018 (A) (B)	12	12
Countrywide Home Loan Mortgage Pass-Through Trust, Ser 2004-8, Cl 2A1
4.500%, 06/25/2019 (B)	43	45
Credit Suisse First Boston Mortgage Securities, Ser 2003-27, Cl 5A3
5.250%, 11/25/2033 (B)	170	174
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033 (B)	90	95
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 8A1
6.000%, 11/25/2018 (B)	88	91
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
2.570%, 10/25/2033 (A) (B)	743	729

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Credit Suisse First Boston Mortgage Securities, Ser 2005-C5, Cl A4
5.100%, 08/15/2038 (A)	$143	$146
Credit Suisse Mortgage Capital Certificates, Ser 2006-C2, Cl A3
5.857%, 03/15/2039 (A)	215	226
Credit Suisse Mortgage Capital Certificates, Ser 2011-16R, Cl 7A3
3.500%, 12/27/2036 (A) (B)	126	127
Credit Suisse Mortgage Capital Certificates, Ser 2011-6R, Cl 3A1
2.616%, 07/28/2036 (A) (B)	83	84
Credit Suisse Mortgage Capital Certificates, Ser 2011-9R, Cl A1
2.155%, 03/27/2046 (A) (B)	150	150
CSMC, Ser 2009-2R, Cl 1A14
2.618%, 09/26/2034 (A) (B)	503	513
CSMC, Ser 2009-2R, Cl 1A16
2.618%, 09/26/2034 (A) (B)	1,000	985
CSMC, Ser 2010-16, Cl A3
3.519%, 06/25/2050 (A) (B)	100	102
CSMC, Ser 2010-3R, Cl 2A3
4.500%, 12/26/2036 (A) (B)	770	775
CSMC, Ser 2012-11R, Cl A6
1.156%, 06/28/2047 (A) (B)	362	347
CSMC, Ser 2014-ICE, Cl A
0.954%, 04/15/2016 (A) (B)	168	168
CW Capital Cobalt, Ser 2006-C1, Cl A4
5.223%, 08/15/2048	195	207
DBRR Trust, Ser 2011-LC2, Cl A4A
4.537%, 07/12/2044 (A) (B)	500	546
DBRR Trust, Ser 2013-EZ2, Cl A
0.853%, 02/25/2045 (A) (B)	78	78
DBRR Trust, Ser 2013-EZ3, Cl A
1.636%, 12/18/2049 (A) (B)	230	231
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/2046 (B)	437	452
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A3
5.002%, 11/10/2046 (B)	100	112
DBUBS Mortgage Trust, Ser 2011-LC2A, Cl A4
4.537%, 07/10/2044 (B)	509	556
Deutsche ALT-A Securities Alternate Loan Trust, Ser 2005-1, Cl 2A1
5.744%, 02/25/2020 (A) (B)	55	57
Deutsche Mortgage Securities, Ser 2009-RS2, Cl 4A1
0.285%, 04/26/2037 (A) (B)	2	2

SEI Institutional Managed Trust / Annual Report / September 30, 2014	125

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FDIC Trust, Ser 2013-N1, Cl A
4.500%, 10/25/2018 (B)	$59	$60
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN1, Cl M2
2.355%, 02/25/2024 (A) (B)	250	248
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M2
1.805%, 04/25/2024 (A) (B)	1,490	1,445
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M2
2.557%, 08/25/2024 (A) (B)	290	291
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-HQ1, Cl M1
1.807%, 08/25/2024 (A) (B)	434	435
GE Capital Assurance, Ser 2003-1, Cl A4
5.254%, 05/12/2035 (A) (B)	142	145
GMAC Commercial Mortgage Securities, Ser 2006-C1, Cl AM
5.290%, 11/10/2045 (A)	380	396
GMAC Mortgage Loan Trust, Ser 2003-AR1, Cl A4
2.911%, 10/19/2033 (A) (B)	112	112
GMAC Mortgage Loan Trust, Ser 2003-GH2, Cl A4
5.000%, 10/25/2033 (B)	94	98
GMAC Mortgage Loan Trust, Ser 2003-J7, Cl A7
5.000%, 11/25/2033 (B)	122	126
GMAC Mortgage Loan Trust, Ser 2004-J5, Cl A7
6.500%, 01/25/2035 (B)	109	115
GMAC Mortgage Loan Trust, Ser 2004-J6, Cl 1A1
5.000%, 01/25/2020 (B)	42	43
GreenPoint Mortgage Funding Trust, Ser 2005-HY1, Cl 1A1A
0.425%, 07/25/2035 (A) (B)	966	928
Greenwich Capital Commercial Funding, Ser 2007-GG11, Cl A4
5.736%, 12/10/2049	40	44
GS Mortgage Securities II, Ser 2005-GG4, Cl A4A
4.751%, 07/10/2039	145	146
GS Mortgage Securities II, Ser 2006-GG6, Cl A4
5.553%, 04/10/2038 (A)	170	177
GS Mortgage Securities II, Ser 2006-GG8, Cl X, IO
0.779%, 11/10/2039 (A) (B)	2,642	25
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (B)	116	117

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

GS Mortgage Securities Trust, Ser 2012-GCJ7, Cl A1
1.144%, 05/10/2045	$1,022	$1,026
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A3
4.244%, 11/10/2046	130	139
GS Mortgage Securities Trust, Ser 2013-GC16, Cl A4
4.271%, 11/10/2046	190	203
GS Mortgage Securities Trust, Ser 2013-GC16, Cl AAB
3.813%, 11/10/2046	450	473
GS Mortgage Securities Trust, Ser 2013-GC16, Cl AS
4.649%, 11/10/2046	130	140
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	110	120
GS Mortgage Securities Trust, Ser 2013-NYC5, Cl A
2.318%, 01/10/2030 (B)	122	123
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A4
4.074%, 01/10/2047	273	286
GS Mortgage Securities Trust, Ser 2014-GC18, Cl AAB
3.648%, 01/10/2047	153	159
GS Mortgage Securities Trust, Ser 2014-GC20, Cl AAB
3.655%, 04/10/2047	383	398
GS Mortgage Securities Trust, Ser 2014-GC24, Cl AAB
3.650%, 09/10/2047	584	601
GSMPS Mortgage Loan Trust, Ser 2005-RP3, Cl 1AF
0.505%, 09/25/2035 (A) (B)	150	128
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
2.576%, 10/25/2033 (A) (B)	174	177
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034 (B)	108	112
GSR Mortgage Loan Trust, Ser 2005-5F, Cl 8A3
0.655%, 06/25/2035 (A) (B)	17	16
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037 (B)	28	28
HILT Mortgage Trust, Ser 2014-ORL, Cl A
1.055%, 07/15/2029 (A) (B)	305	305
Homestar Mortgage Acceptance, Ser 2004-5, Cl A1
0.605%, 10/25/2034 (A) (B)	941	947
Homestar Mortgage Acceptance, Ser 2004-6, Cl M3
1.255%, 01/25/2035 (A) (B)	1,640	1,600

126	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Impac Secured Assets Trust, Ser 2003-2, Cl A1
5.500%, 08/25/2033 (B)	$90	$94
Impac Secured Assets Trust, Ser 2004-3, Cl M1
1.055%, 11/25/2034 (A) (B)	720	594
Impac Secured Assets Trust, Ser 2006-1, Cl 2A1
0.505%, 05/25/2036 (A) (B)	77	76
Impac Secured Assets Trust, Ser 2006-2, Cl 2A1
0.505%, 08/25/2036 (A) (B)	80	79
Impac Secured Assets Trust, Ser 2007-2, Cl 2A
0.405%, 04/25/2037 (A) (B)	265	245
Impac Secured Assets Trust, Ser 2007-A, Cl M1
0.555%, 05/25/2037 (A) (B)	568	536
Impact Funding LLC, Ser 2010-1, Cl A1
5.314%, 01/25/2051 (B)	970	1,091
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl AS
4.420%, 11/15/2045	150	159
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl C
5.251%, 11/15/2045 (A)	60	64
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.050%, 01/15/2047 (A)	30	32
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C21, Cl ASB
3.428%, 08/15/2047	151	154
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl A4
3.801%, 09/15/2047	107	110
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.714%, 09/15/2047 (A)	160	160
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl ASB
3.657%, 09/15/2047	337	349
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A2
5.115%, 07/15/2041	23	23
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP2, Cl A3A
4.678%, 07/15/2042	45	45

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-LDP4, Cl A4
4.918%, 10/15/2042 (A)	$562	$575
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB14, Cl A4
5.481%, 12/12/2044 (A)	137	142
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-CB15, Cl X1, IO
0.410%, 06/12/2043 (A)	10,254	45
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP8, Cl A4
5.399%, 05/15/2045	317	337
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2006-LDP9, Cl A3SF
0.309%, 05/15/2047 (A)	58	58
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB20, Cl AM
6.082%, 02/12/2051 (A)	180	200
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-C2, Cl A3
4.070%, 11/15/2043 (B)	733	780
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2010-CNTR, Cl A1
3.300%, 08/05/2032 (B)	101	104
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2011-C5, Cl A2
3.149%, 08/15/2046	1,079	1,116
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C8, Cl ASB
2.379%, 10/15/2045	338	333
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-JWRZ, Cl A
0.934%, 04/15/2030 (A) (B)	350	350
JPMorgan Chase Commercial Mortgage Securities, Ser 2005-LDP5, Cl A4
5.404%, 12/15/2044 (A)	200	206
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-LC9, Cl A5
2.840%, 12/15/2047	142	138
JPMorgan Mortgage Trust, Ser 2004-A3, Cl 4A1
2.506%, 07/25/2034 (A) (B)	33	34

SEI Institutional Managed Trust / Annual Report / September 30, 2014	127

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Mortgage Trust, Ser 2004-A4, Cl 1A1
2.558%, 09/25/2034 (A) (B)	$34	$35
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
2.495%, 08/25/2034 (A) (B)	275	274
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
2.519%, 11/25/2033 (A) (B)	145	146
JPMorgan Mortgage Trust, Ser 2006-A3, Cl 6A1
3.128%, 08/25/2034 (A) (B)	130	131
JPMorgan Mortgage Trust, Ser 2014-IVR3, Cl 2A1
3.000%, 09/25/2044 (A) (B)	163	165
JPMorgan Resecuritization Trust, Ser 2010-4, Cl 7A1
1.865%, 08/26/2035 (A) (B)	44	44
LB Commercial Conduit Mortgage Trust, Ser 2007-C3, Cl AM
6.090%, 07/15/2044 (A)	60	66
LB-UBS Commercial Mortgage Trust, Ser 2004-C8, Cl A6
4.799%, 12/15/2029 (A)	—	—
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl A4
5.156%, 02/15/2031	200	207
LB-UBS Commercial Mortgage Trust, Ser 2006-C1, Cl XCL, IO
0.534%, 02/15/2041 (A) (B)	7,428	27
LB-UBS Commercial Mortgage Trust, Ser 2006-C3, Cl A4
5.661%, 03/15/2039	353	370
LB-UBS Commercial Mortgage Trust, Ser 2006-C4, Cl A4
6.029%, 06/15/2038 (A)	121	128
LB-UBS Commercial Mortgage Trust, Ser 2007-C7, Cl AM
6.370%, 09/15/2045 (A)	40	45
Master Alternative Loans Trust, Ser 2003-9, Cl 2A1
6.000%, 12/25/2033 (B)	86	86
Master Resecuritization Trust, Ser 2005, Cl PO
0.000%, 05/28/2035 (B)	38	30
MASTR Asset Securitization Trust, Ser 2003-11, Cl 9A6
5.250%, 12/25/2033 (B)	180	190
MASTR Asset Securitization Trust, Ser 2003-2, Cl 1A1
5.000%, 03/25/2018 (B)	13	13
MASTR Asset Securitization Trust, Ser 2003-3, Cl 3A18
5.500%, 04/25/2033 (B)	49	49

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
2.583%, 07/25/2033 (A) (B)	$33	$34
Merrill Lynch Mortgage Investors Trust, Ser 2004-A1, Cl 4A
2.625%, 02/25/2034 (A) (B)	213	215
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl A4
5.047%, 07/12/2038 (A)	325	332
Merrill Lynch Mortgage Trust, Ser 2005-LC1, Cl AJ
5.548%, 01/12/2044 (A)	120	125
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2006-4, Cl XC, IO
0.274%, 12/12/2049 (A) (B)	2,884	32
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-7, Cl A4
5.810%, 06/12/2050 (A)	337	367
MLCC Mortgage Investors, Ser 2004-A, Cl A1
0.615%, 04/25/2029 (A) (B)	369	356
MLCC Mortgage Investors, Ser 2004-A, Cl A2
0.830%, 04/25/2029 (A) (B)	64	63
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A3
2.506%, 11/15/2045	421	416
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl B
3.930%, 09/15/2022	390	395
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C10, Cl A1
1.394%, 07/15/2046	410	412
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl A4
2.918%, 02/15/2046	50	49
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C7, Cl AS
3.214%, 02/15/2046	21	21
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	80	80
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C15, Cl ASB
3.654%, 04/15/2047	165	171

128	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014-C16, Cl ASB
3.477%, 01/15/2024	$63	$65
Morgan Stanley Capital I Trust, Ser 2005-IQ10, Cl A4A
5.230%, 09/15/2042 (A)	149	153
Morgan Stanley Capital I Trust, Ser 2006-HQ8, Cl A4
5.596%, 03/12/2044 (A)	3	3
Morgan Stanley Capital I Trust, Ser 2006-T23, Cl A4
5.984%, 08/12/2041 (A)	600	640
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl A4FL
0.287%, 02/12/2044 (A)	990	984
Morgan Stanley Capital I Trust, Ser 2007-HQ11, Cl X, IO
0.392%, 02/12/2044 (A) (B)	6,647	27
Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A4
5.831%, 06/11/2042 (A)	100	110
Morgan Stanley Capital I Trust, Ser 2011-C2, Cl A2
3.476%, 06/15/2044 (B)	407	421
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A2
3.224%, 07/15/2049	270	279
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A3
4.054%, 07/15/2049	100	106
Morgan Stanley Capital I Trust, Ser 2011-C3, Cl A4
4.118%, 07/15/2049	170	181
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl AM
3.516%, 07/13/2029 (A) (B)	770	788
Morgan Stanley Capital I Trust, Ser 2014-CPT, Cl B
3.560%, 07/13/2029 (A) (B)	650	661
Morgan Stanley RE-REMIC Trust, Ser 12-IO, Cl AXA
1.000%, 03/27/2051 (B)	111	111
Morgan Stanley Re-REMIC Trust, Ser 2009-IO, Cl B, PO
0.000%, 07/17/2056 (B)	30	30
Morgan Stanley Re-REMIC Trust, Ser 2010-R4, Cl 2A
0.493%, 07/26/2036 (A) (B)	454	453
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl A
2.000%, 07/27/2049 (B)	386	388
Morgan Stanley Re-REMIC Trust, Ser 2012-XA, Cl B
0.250%, 07/27/2049 (B)	130	112

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Motel 6 Trust, Ser 2012-MTL6, Cl A2
1.948%, 10/05/2025 (B)	$443	$443
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A3
5.957%, 03/25/2047 (B)	192	195
Nomura Asset Acceptance Alternative Loan Trust, Ser 2007-1, Cl 1A4
6.138%, 03/25/2047 (B)	158	160
NorthStar Mortgage Trust, Ser 2012-1, Cl A
1.355%, 08/25/2029 (A) (B)	63	63
ORES NPL, Ser 2013-LV2, Cl A
3.081%, 09/25/2025 (B)	133	133
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034 (B)	59	62
Prime Mortgage Trust, Ser 2004-CL1, Cl 1PO, PO
0.000%, 02/25/2034 (B)	22	18
RBSSP Resecuritization Trust, Ser 2010-9, Cl 7A5
4.000%, 05/26/2037 (A) (B)	106	108
Residential Accredit Loans, Ser 2003-QS15, Cl A7
5.500%, 08/25/2033 (B)	262	267
Residential Accredit Loans, Ser 2003-QS18, Cl A1
5.000%, 09/25/2018 (B)	69	70
Residential Accredit Loans, Ser 2004-QA7, Cl A4
5.500%, 05/25/2034 (B)	313	321
Residential Asset Mortgage Products, Ser 2004-SL1, Cl A8
6.500%, 11/25/2031 (B)	365	375
Residential Asset Securitization Trust, Ser 2002-A13, Cl A4
5.250%, 12/25/2017 (B)	19	19
Residential Asset Securitization Trust, Ser 2003-A5, Cl A1
5.500%, 06/25/2033 (B)	65	70
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
2.489%, 12/25/2034 (A) (B)	506	515
Salomon Brothers Mortgage Securities VII, Ser 2003-HYB1, Cl A
2.612%, 09/25/2033 (A) (B)	87	88
Sequoia Mortgage Trust, Ser 2004-11, Cl A1
0.456%, 12/20/2034 (A) (B)	249	239
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl A
2.220%, 10/25/2057 (A) (B)	62	63
Springleaf Mortgage Loan Trust, Ser 2012-2A, Cl M4
6.000%, 10/25/2057 (A) (B)	100	105

SEI Institutional Managed Trust / Annual Report / September 30, 2014	129

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Springleaf Mortgage Loan Trust, Ser 2012-3A, Cl A
1.570%, 12/25/2059 (A) (B)	$140	$140
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/2058 (A) (B)	167	167
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl M1
2.310%, 06/25/2058 (A) (B)	103	101
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl A
1.780%, 12/25/2065 (A) (B)	536	535
Springleaf Mortgage Loan Trust, Ser 2013-2A, Cl M1
3.520%, 12/25/2065 (A) (B)	125	128
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-5, Cl 2A
2.366%, 05/25/2034 (A) (B)	335	335
Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-6, Cl 5A4
2.371%, 06/25/2034 (A) (B)	34	34
Structured Asset Securities, Ser 2003-16, Cl A3
0.655%, 06/25/2033 (A) (B)	29	28
Structured Asset Securities, Ser 2003-24A, Cl 3A2
2.362%, 07/25/2033 (A) (B)	180	184
Structured Asset Securities, Ser 2003-32, Cl 1A1
5.453%, 11/25/2033 (A) (B)	49	50
Structured Asset Securities, Ser 2003-33H, Cl 1A1
5.500%, 10/25/2033 (B)	125	128
Structured Asset Securities, Ser 2003-37A, Cl 2A
3.614%, 12/25/2033 (A) (B)	59	60
Structured Asset Securities, Ser 2004-5H, Cl A4
5.540%, 12/25/2033 (B)	200	206
TIAA Seasoned Commercial Mortgage Trust, Ser 2007-C4, Cl A3
5.561%, 08/15/2039 (A)	108	109
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl XA, IO
2.474%, 05/10/2045 (A) (B)	3,195	390
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	145	145
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	130	133
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl XA, IO
1.929%, 05/10/2063 (A) (B)	755	62
UBS-Barclays Commercial Mortgage Trust, Ser 2013-C5, Cl A4
3.185%, 03/10/2046	93	92

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Vendee Mortgage Trust, Ser 1993-1, Cl ZB
7.250%, 02/15/2023	$547	$625
VNO Mortgage Trust, Ser 2012-6AVE, Cl A
2.996%, 11/15/2030 (B)	100	98
VNO Mortgage Trust, Ser 2013-PENN, Cl A
3.808%, 12/13/2029 (B)	250	262
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C17, Cl B
5.287%, 03/15/2042 (A)	280	284
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C20, Cl A7
5.118%, 07/15/2042 (A)	362	369
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4
5.414%, 10/15/2044 (A)	165	170
Wachovia Bank Commercial Mortgage Trust, Ser 2006C23, Cl A4
5.418%, 01/15/2045 (A)	810	840
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl AM
5.383%, 12/15/2043	90	96
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
2.421%, 10/25/2033 (A) (B)	148	152
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
2.301%, 08/25/2033 (A) (B)	80	81
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR8, Cl A
2.397%, 08/25/2033 (A) (B)	42	43
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
2.408%, 09/25/2033 (A) (B)	133	138
WaMu Mortgage Pass-Through Certificates, Ser 2003-S13, Cl 21A1
4.500%, 12/25/2018 (B)	31	32
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
17.038%, 06/25/2033 (A) (B)	21	24
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033 (B)	335	344
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A1
2.377%, 06/25/2034 (A) (B)	62	63

130	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
2.377%, 06/25/2034 (A) (B)	$92	$94
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 7A
5.500%, 08/25/2019 (B)	103	106
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034 (B)	266	278
WaMu Mortgage Pass-Through Certificates, Ser 2004-S2, Cl 2A4
5.500%, 06/25/2034 (B)	185	194
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A1
0.445%, 10/25/2045 (A) (B)	917	876
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
0.935%, 10/25/2045 (A) (B)	964	966
Wells Fargo Commercial Mortgage Trust, Ser 2013-120B, Cl A
2.800%, 03/18/2028 (A) (B)	200	199
Wells Fargo Mortgage Loan Trust, Ser 2012-RR1, Cl A1
2.847%, 08/27/2037 (A) (B)	65	66
Wells Fargo Mortgage-Backed Securities Trust, Ser 2003-K, Cl 1A1
2.491%, 11/25/2033 (A) (B)	58	59
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-E, Cl A2
4.500%, 05/25/2034 (A) (B)	22	22
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A1
2.612%, 12/25/2034 (A) (B)	131	133
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 2A2
2.612%, 12/25/2034 (A) (B)	131	134
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-EE, Cl 3A1
2.533%, 12/25/2034 (A) (B)	64	65
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-H, Cl A1
2.615%, 06/25/2034 (A) (B)	244	248

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-I, Cl 1A1
2.618%, 07/25/2034 (A) (B)	$135	$137
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-P, Cl 2A1
2.613%, 09/25/2034 (A) (B)	241	246
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A1
2.609%, 10/25/2034 (A) (B)	71	72
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-V, Cl 1A2
2.609%, 10/25/2034 (A) (B)	142	144
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR3, Cl 1A1
2.619%, 03/25/2035 (A) (B)	329	334
Wells Fargo Mortgage-Backed Securities Trust, Ser 2005-AR8, Cl 2A1
2.600%, 06/25/2035 (A) (B)	125	126
WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A4
4.375%, 03/15/2044 (B)	125	135
WFRBS Commercial Mortgage Trust, Ser 2011-C5, Cl A4
3.667%, 11/15/2044	790	826
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl XA, IO
1.955%, 12/15/2045 (A) (B)	1,656	167
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.735%, 06/15/2045 (A) (B)	387	35
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.603%, 05/15/2045 (A) (B)	1,124	94
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl XA
1.410%, 01/15/2024 (A)	3,167	247
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047 (A)	300	304

		76,026

Total Mortgage-Backed Securities (Cost $379,200) ($ Thousands)		388,143

CORPORATE OBLIGATIONS — 22.4%

Consumer Discretionary — 1.6%
21st Century Fox America
7.300%, 04/30/2028	150	186
7.250%, 05/18/2018	50	59

SEI Institutional Managed Trust / Annual Report / September 30, 2014	131

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.900%, 08/15/2039	$10	$13
6.750%, 01/09/2038	20	24
6.650%, 11/15/2037	25	31
6.150%, 03/01/2037	20	24
6.150%, 02/15/2041	15	18
American Honda Finance MTN
2.250%, 08/15/2019	197	196
Bed Bath & Beyond
5.165%, 08/01/2044	170	166
4.915%, 08/01/2034	82	82
British Sky Broadcasting Group
3.750%, 09/16/2024 (B)	310	309
CBS
5.750%, 04/15/2020	25	29
4.900%, 08/15/2044	45	44
Comcast
7.050%, 03/15/2033	90	121
6.950%, 08/15/2037	50	67
6.550%, 07/01/2039	70	91
6.500%, 01/15/2017	600	672
4.200%, 08/15/2034	150	149
3.600%, 03/01/2024	360	366
Comcast Cable Communications Holdings
9.455%, 11/15/2022	180	259
Comcast Cable Holdings
10.125%, 04/15/2022	45	62
Cox Communications
6.950%, 06/01/2038 (B)	10	12
5.450%, 12/15/2014	22	22
Cox Enterprises
7.375%, 07/15/2027 (B)	50	62
Daimler Finance North America LLC (B)
2.625%, 09/15/2016	150	154
2.375%, 08/01/2018	790	800
1.875%, 01/11/2018	247	247
1.300%, 07/31/2015	490	493
1.125%, 03/10/2017	555	552
DIRECTV Holdings LLC
6.000%, 08/15/2040	455	511
5.150%, 03/15/2042	25	25
4.600%, 02/15/2021	100	109
4.450%, 04/01/2024	350	365
3.800%, 03/15/2022	380	386
Discovery Communications
4.950%, 05/15/2042	25	25
4.375%, 06/15/2021	53	57
ERAC USA Finance (B)
6.700%, 06/01/2034	71	90
5.625%, 03/15/2042	370	418
3.850%, 11/15/2024	120	120
2.750%, 03/15/2017	16	16
Ford Motor
4.750%, 01/15/2043	240	240

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Motor Credit LLC
3.664%, 09/08/2024	$310	$304
2.375%, 03/12/2019	200	198
1.684%, 09/08/2017	200	199
Gap
5.950%, 04/12/2021	133	151
Historic TW
9.150%, 02/01/2023	200	270
Home Depot
3.750%, 02/15/2024	66	69
Johnson Controls
5.250%, 12/01/2041	120	129
4.950%, 07/02/2064	85	83
4.625%, 07/02/2044	155	151
4.250%, 03/01/2021	65	70
3.750%, 12/01/2021	69	71
Lowe’s MTN
7.110%, 05/15/2037	110	148
5.125%, 11/15/2041	11	12
LVMH Moet Hennessy Louis Vuitton
1.625%, 06/29/2017 (B)	462	464
Macy’s Retail Holdings
7.450%, 07/15/2017	35	40
5.125%, 01/15/2042	14	15
McDonald’s MTN
5.350%, 03/01/2018	150	168
NBCUniversal Enterprise
1.974%, 04/15/2019 (B)	200	197
NBCUniversal Media
5.950%, 04/01/2041	50	61
4.375%, 04/01/2021	100	109
QVC
5.950%, 03/15/2043	10	11
TCI Communications
8.750%, 08/01/2015	210	224
7.125%, 02/15/2028	200	263
Thomson Reuters
4.700%, 10/15/2019	75	82
3.950%, 09/30/2021	109	113
3.850%, 09/29/2024	315	313
Time Warner
7.700%, 05/01/2032	530	729
7.625%, 04/15/2031	385	520
5.375%, 10/15/2041	12	13
3.550%, 06/01/2024	385	379
Time Warner Cable
8.250%, 04/01/2019	200	249
7.300%, 07/01/2038	110	150
6.750%, 07/01/2018	40	47
6.550%, 05/01/2037	80	101
5.875%, 11/15/2040	210	247
5.500%, 09/01/2041	44	50
5.000%, 02/01/2020	320	356
4.000%, 09/01/2021	110	116

132	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Toyota Motor Credit MTN
2.750%, 05/17/2021	$380	$383
2.000%, 10/24/2018	174	174
1.125%, 05/16/2017	600	598
Viacom
5.250%, 04/01/2044 (C)	320	331
4.250%, 09/01/2023	160	165
3.875%, 12/15/2021	75	78
3.250%, 03/15/2023	22	22
Volkswagen Group of America Finance
2.125%, 05/23/2019 (B)	260	258
Volkswagen International Finance
1.125%, 11/18/2016 (B)	580	581
Walt Disney MTN
0.450%, 12/1/2015	21	21
WPP Finance
5.125%, 09/07/2042	60	61
Yum! Brands
5.350%, 11/01/2043	185	201

		17,417

Consumer Staples — 1.4%
Altria Group
9.950%, 11/10/2038	50	83
5.375%, 01/31/2044	295	314
4.750%, 05/05/2021	230	251
4.000%, 01/31/2024	180	184
2.850%, 08/09/2022	460	441
Anheuser-Busch InBev Finance
4.000%, 01/17/2043	265	244
2.625%, 01/17/2023 (C)	215	202
2.150%, 02/01/2019	435	433
Anheuser-Busch InBev Worldwide
7.750%, 01/15/2019	858	1,036
2.500%, 07/15/2022	420	397
1.375%, 07/15/2017	105	105
0.800%, 07/15/2015	110	110
Bunge Finance
8.500%, 06/15/2019	120	149
Coca-Cola
1.800%, 09/01/2016	60	61
Coca-Cola Femsa
2.375%, 11/26/2018	400	402
ConAgra Foods
2.100%, 03/15/2018	6	6
1.900%, 01/25/2018	250	248
CVS Health
5.750%, 05/15/2041	50	59
2.750%, 12/1/2022	550	525
2.250%, 12/05/2018	335	336
CVS Pass-Through Trust
5.926%, 01/10/2034 (B)	91	105
Diageo Capital PLC
4.828%, 07/15/2020	90	100

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Diageo Investment
2.875%, 05/11/2022	$580	$569
Heineken
1.400%, 10/1/2017 (B)	70	70
Kellogg
1.750%, 05/17/2017	55	55
Kimberly-Clark
2.400%, 03/01/2022	12	12
Kraft Foods Group
6.500%, 02/09/2040	140	173
6.125%, 08/23/2018	225	258
5.375%, 02/10/2020	31	35
5.000%, 06/04/2042	50	52
3.500%, 06/06/2022	925	936
Kroger
7.500%, 04/01/2031	90	117
6.900%, 04/15/2038	80	102
5.400%, 07/15/2040	14	15
2.200%, 01/15/2017	40	41
Lorillard Tobacco
8.125%, 06/23/2019	370	453
Mondelez International
6.500%, 02/09/2040	295	370
5.375%, 02/10/2020	550	624
4.000%, 02/01/2024 (C)	380	389
PepsiCo
7.900%, 11/01/2018	11	13
4.000%, 03/05/2042	150	142
3.000%, 08/25/2021	31	32
2.500%, 05/10/2016	35	36
1.250%, 08/13/2017	72	72
0.700%, 08/13/2015	220	221
Pernod Ricard (B)
5.750%, 04/07/2021	370	421
4.450%, 01/15/2022	370	391
Philip Morris International
4.500%, 03/20/2042	200	201
2.500%, 08/22/2022	250	239
Reynolds American
3.250%, 11/1/2022	280	270
SABMiller Holdings
3.750%, 01/15/2022 (B)	245	250
Sysco
3.000%, 10/02/2021	404	405
2.350%, 10/02/2019	535	535
Tyson Foods
4.500%, 06/15/2022	290	307
3.950%, 08/15/2024	296	296
Wal-Mart Stores
5.625%, 04/15/2041	20	24
4.300%, 04/22/2044	605	609
3.300%, 04/22/2024	60	61
Wm Wrigley Jr (B)
3.375%, 10/21/2020	380	386
2.900%, 10/21/2019	516	523
2.400%, 10/21/2018	200	201
2.000%, 10/20/2017	110	111

		15,808

SEI Institutional Managed Trust / Annual Report / September 30, 2014	133

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Energy — 2.3%
Anadarko Finance, Ser B
7.500%, 05/01/2031	$60	$81
Anadarko Petroleum
6.375%, 09/15/2017	10	11
5.950%, 09/15/2016	60	65
Apache
5.625%, 01/15/2017	250	274
3.250%, 04/15/2022	109	109
Baker Hughes
7.500%, 11/15/2018	170	206
BG Energy Capital PLC
4.000%, 10/15/2021 (B)	575	602
BP Capital Markets PLC
3.994%, 09/26/2023	95	98
3.814%, 02/10/2024	83	84
3.561%, 11/1/2021	80	82
3.245%, 05/06/2022	190	189
1.846%, 05/05/2017	172	174
Cameron International
4.000%, 12/15/2023	21	22
Canadian Natural Resources
7.200%, 01/15/2032	50	66
6.450%, 06/30/2033	50	61
Canadian Oil Sands
6.000%, 04/01/2042 (B)	158	182
Cenovus Energy
4.450%, 09/15/2042	19	19
3.000%, 08/15/2022	8	8
Chevron
3.191%, 06/24/2023	22	22
2.355%, 12/05/2022	15	14
CNOOC Nexen Finance ULC
4.250%, 04/30/2024	200	203
1.625%, 04/30/2017	410	409
Conoco Funding
7.250%, 10/15/2031	130	181
ConocoPhillips
6.000%, 01/15/2020	100	118
Continental Resources
4.500%, 04/15/2023	355	368
3.800%, 06/01/2024	40	39
Devon Energy
6.300%, 01/15/2019	80	93
5.600%, 07/15/2041	350	390
4.750%, 05/15/2042	17	17
3.250%, 05/15/2022	327	325
Devon Financing LLC
7.875%, 09/30/2031	40	56
Diamond Offshore Drilling
4.875%, 11/01/2043 (C)	219	203
Ecopetrol
7.375%, 09/18/2043	130	157
5.875%, 05/28/2045	350	354
4.125%, 01/16/2025	43	42
El Paso Pipeline Partners Operating LP
4.300%, 05/01/2024	300	298
4.100%, 11/15/2015	305	315

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Encana
6.500%, 05/15/2019	$100	$117
6.500%, 02/01/2038	315	387
Energy Transfer Partners
8.250%, 11/15/2029	675	947
5.950%, 10/01/2043	120	129
ENI
5.700%, 10/01/2040 (B)	300	336
Enterprise Products Operating
5.700%, 02/15/2042	40	45
5.100%, 02/15/2045	39	41
3.900%, 02/15/2024	58	59
Equities Midstream Partners
4.000%, 08/01/2024	235	232
Halliburton
6.150%, 09/15/2019	80	94
Hess
8.125%, 02/15/2019	260	321
Kerr-McGee
6.950%, 07/01/2024	618	778
Kinder Morgan Energy Partners
5.000%, 08/15/2042	75	71
5.000%, 03/01/2043	75	69
4.150%, 02/01/2024	150	148
Magellan Midstream Partners
5.150%, 10/15/2043	35	38
Marathon Petroleum
5.000%, 09/15/2054	100	95
4.750%, 09/15/2044	75	72
3.625%, 09/15/2024	48	47
Noble Energy
5.250%, 11/15/2043	60	63
4.150%, 12/15/2021	230	244
Noble Holding International
5.250%, 03/15/2042	40	36
3.950%, 03/15/2022	12	12
Occidental Petroleum
2.700%, 02/15/2023	219	210
1.750%, 02/15/2017	35	35
ONEOK Partners
2.000%, 10/01/2017	235	236
Petrobras Global Finance BV
6.250%, 03/17/2024	410	430
4.875%, 03/17/2020	290	294
4.375%, 05/20/2023	39	37
3.000%, 01/15/2019 (C)	205	200
1.853%, 05/20/2016 (A)	350	350
Petrobras International Finance
5.375%, 01/27/2021	1,120	1,132
Petro-Canada
6.800%, 05/15/2038	475	624
6.050%, 05/15/2018	115	131
Petrofac
3.400%, 10/10/2018 (B)	270	278

134	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Petroleos Mexicanos
6.625%, 06/15/2035	$350	$406
6.375%, 01/23/2045 (B)	908	1,027
5.500%, 06/27/2044	200	204
4.875%, 01/18/2024 (B)	32	34
3.500%, 01/30/2023	436	418
2.254%, 07/18/2018 (A)	130	136
Phillips 66
5.875%, 05/01/2042	35	41
4.300%, 04/01/2022	26	28
2.950%, 05/01/2017	33	34
Plains All American Pipeline
3.600%, 11/01/2024	90	88
Rowan
5.400%, 12/1/2042	154	144
Schlumberger Investment
3.650%, 12/01/2023	61	63
3.300%, 09/14/2021 (B)	47	49
Shell International Finance
4.375%, 03/25/2020	140	154
3.400%, 08/12/2023	465	473
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	380	390
Southeast Supply Header
4.250%, 06/15/2024 (B)	260	265
Spectra Energy Capital
8.000%, 10/01/2019	200	247
5.650%, 03/01/2020	100	112
Spectra Energy Partners
5.950%, 09/25/2043	30	35
Statoil
5.250%, 04/15/2019	140	158
4.250%, 11/23/2041	27	27
3.150%, 01/23/2022	33	34
3.125%, 08/17/2017	50	52
2.900%, 11/08/2020	729	743
Suncor Energy
6.850%, 06/01/2039	50	66
Talisman Energy
7.750%, 06/01/2019	100	121
3.750%, 02/01/2021	290	293
TC PipeLines
4.650%, 06/15/2021	85	90
Tennessee Gas Pipeline
8.000%, 02/01/2016	1,000	1,088
Tosco
7.800%, 01/01/2027	65	89
Total Capital Canada
2.750%, 07/15/2023	50	48
Total Capital International
3.700%, 01/15/2024	42	43
2.875%, 02/17/2022	37	37
2.750%, 06/19/2021	660	657

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.100%, 06/19/2019	$380	$379
1.550%, 06/28/2017	28	28
TransCanada PipeLines
7.125%, 01/15/2019	50	60
6.500%, 08/15/2018	175	203
4.625%, 03/01/2034	755	775
Transocean
7.350%, 12/15/2041	9	10
6.500%, 11/15/2020	120	128
6.375%, 12/15/2021	21	22
5.050%, 12/15/2016	90	96
Union Pacific Resources Group
7.150%, 05/15/2028	52	66
Weatherford International
5.950%, 04/15/2042	202	217
4.500%, 04/15/2022	20	21
Western Gas Partners
5.375%, 06/01/2021	110	123
4.000%, 07/01/2022	35	36
Williams
7.875%, 09/01/2021	496	597
5.750%, 06/24/2044	110	108

		25,038

Financials — 10.0%
ABB Treasury Center USA
2.500%, 06/15/2016 (B)	325	333
ACE INA Holdings
5.600%, 05/15/2015	100	103
3.350%, 05/15/2024	180	180
African Development Bank
8.800%, 09/01/2019	100	126
AIG SunAmerica Global Financing X
6.900%, 03/15/2032 (B)	30	40
Alleghany
4.900%, 09/15/2044	100	99
American Express
7.000%, 03/19/2018	170	198
American Express Credit MTN
2.800%, 09/19/2016	44	45
2.250%, 08/15/2019	995	988
1.750%, 06/12/2015	654	660
American Honda Finance MTN (B)
3.875%, 09/21/2020	495	527
1.000%, 08/11/2015	210	211
American International Group
8.175%, 05/15/2058 (A)	80	108
6.400%, 12/15/2020	190	226
5.850%, 01/16/2018	655	737
4.125%, 02/15/2024	71	74
2.300%, 07/16/2019	36	36
American Tower‡
5.050%, 09/01/2020	204	221
3.500%, 01/31/2023	263	250
3.450%, 09/15/2021	300	294

SEI Institutional Managed Trust / Annual Report / September 30, 2014	135

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Tower Trust I‡
1.551%, 03/15/2018 (B)	$25	$25
Ameriprise Financial
4.000%, 10/15/2023	130	136
3.700%, 10/15/2024	235	236
Andina de Fomento
3.750%, 01/15/2016	90	93
ANZ New Zealand International MTN
3.125%, 08/10/2015 (B)	100	102
AON
6.250%, 09/30/2040	19	24
3.500%, 09/30/2015	11	11
3.500%, 06/14/2024	65	64
Associates of North America
6.950%, 11/01/2018	128	150
Assurant
2.500%, 03/15/2018	310	311
Australia & New Zealand Banking Group
4.500%, 03/19/2024 (B)	310	313
Bank of America MTN
6.875%, 04/25/2018	100	115
6.500%, 08/01/2016	1,325	1,446
6.400%, 08/28/2017 (C)	150	169
6.100%, 06/15/2017	2,600	2,895
6.000%, 09/01/2017	355	396
5.750%, 12/01/2017	70	78
5.700%, 01/24/2022	5	6
5.650%, 05/01/2018 (C)	1,100	1,224
5.625%, 07/01/2020	105	119
5.420%, 03/15/2017	200	217
5.000%, 05/13/2021	410	450
5.000%, 01/21/2044	460	485
4.875%, 04/01/2044	260	270
4.200%, 08/26/2024	485	481
4.125%, 01/22/2024	290	296
4.100%, 07/24/2023	340	347
4.000%, 04/01/2024	505	510
3.300%, 01/11/2023	440	429
2.600%, 01/15/2019	160	160
1.500%, 10/9/2015	1,019	1,027
Bank of Montreal MTN
1.400%, 09/11/2017	108	108
Bank of New York Mellon MTN
4.600%, 01/15/2020	40	44
3.550%, 09/23/2021	34	35
3.400%, 05/15/2024	1,075	1,083
3.250%, 09/11/2024	100	98
2.950%, 06/18/2015 (C)	125	127
2.400%, 01/17/2017	129	132
2.200%, 03/04/2019	360	360
Bank of Tokyo-Mitsubishi UFJ (B)
4.100%, 09/09/2023	200	212
3.850%, 01/22/2015	100	101
2.350%, 09/08/2019	955	947

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Barclays Bank
5.000%, 09/22/2016	$100	$107
2.750%, 02/23/2015	110	111
BB&T
4.900%, 06/30/2017	200	217
3.950%, 04/29/2016	160	168
Bear Stearns
7.250%, 02/01/2018	1,500	1,745
Berkshire Hathaway
3.750%, 08/15/2021 (C)	500	532
3.400%, 01/31/2022	65	67
Berkshire Hathaway Finance
5.400%, 05/15/2018 (C)	110	123
4.400%, 05/15/2042	41	41
BlackRock
6.250%, 09/15/2017	145	164
Blackstone Holdings Finance
5.875%, 03/15/2021 (B)	295	341
BNP Paribas MTN
2.700%, 08/20/2018	380	387
2.375%, 09/14/2017	110	112
BPCE (B)
5.700%, 10/22/2023	210	223
5.150%, 07/21/2024	200	205
Capital One
2.400%, 09/05/2019	560	553
Capital One Financial
4.750%, 07/15/2021	50	54
3.500%, 06/15/2023	159	157
Caterpillar Financial Services MTN
7.150%, 02/15/2019	110	132
5.850%, 09/01/2017	140	158
Charles Schwab
3.225%, 09/01/2022	20	20
Citigroup
8.125%, 07/15/2039	275	408
6.875%, 03/05/2038	115	152
6.125%, 05/15/2018	45	51
6.010%, 01/15/2015	219	222
6.000%, 08/15/2017	620	694
5.875%, 01/30/2042	250	301
5.500%, 10/15/2014	115	115
5.500%, 02/15/2017	250	271
5.500%, 09/13/2025	269	293
5.375%, 08/09/2020	340	385
5.300%, 01/07/2016	220	232
5.300%, 05/06/2044	50	52
4.500%, 01/14/2022	380	407
4.450%, 01/10/2017	155	165
3.500%, 05/15/2023	150	144
2.650%, 03/02/2015	261	263
2.500%, 09/26/2018	990	996
2.500%, 07/29/2019	545	540
1.700%, 07/25/2016	355	359
1.550%, 08/14/2017	500	496
0.785%, 08/25/2036 (A)	1,500	1,214

136	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CNA Financial
5.875%, 08/15/2020	$72	$82
Comerica
3.800%, 07/22/2026	82	81
3.000%, 09/16/2015	35	36
CommonWealth‡
6.650%, 01/15/2018	60	66
Commonwealth Bank of Australia NY
2.250%, 03/16/2017 (B)	250	256
Cooperatieve Centrale Raiffeisen-Boerenleenbank
5.800%, 09/30/2110 (B)	100	109
4.625%, 12/01/2023	530	549
3.875%, 02/08/2022	30	32
3.375%, 01/19/2017	370	388
Credit Agricole
8.375%, 12/31/2049 (A) (B)	170	197
Credit Suisse NY
3.625%, 09/09/2024	585	577
0.555%, 08/24/2015 (A)	850	850
0.474%, 04/10/2015 (A)	400	401
Credit Suisse USA
5.125%, 08/15/2015	100	104
DDR‡
4.625%, 7/15/2022	370	391
3.375%, 05/15/2023	355	340
Deutsche Bank
1.350%, 05/30/2017	460	457
Discover Financial Services
6.450%, 06/12/2017	250	280
DnB Boligkreditt
2.100%, 10/14/2015 (B)	400	406
Duke Realty‡
3.875%, 02/15/2021	50	52
ERP Operating‡
5.750%, 06/15/2017	125	139
4.625%, 12/15/2021	64	70
Farmers Exchange Capital
7.200%, 07/15/2048 (B)	1,021	1,322
Federal Realty Investment Trust‡
3.950%, 01/15/2024	165	170
3.000%, 08/01/2022	125	123
Fifth Third Bancorp
2.300%, 03/01/2019	30	30
Fifth Third Bank
2.875%, 10/01/2021	200	197
FMS Wertmanagement AoeR
1.000%, 11/21/2017	200	198
Ford Motor Credit LLC
5.875%, 08/02/2021	550	632
3.984%, 06/15/2016	200	209
2.750%, 05/15/2015	800	810
General Electric Capital MTN
6.875%, 01/10/2039	520	700
6.375%, 11/15/2067 (A)	40	43

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.150%, 08/07/2037 (C)	$885	$1,093
6.000%, 08/07/2019	645	752
5.875%, 01/14/2038	335	404
5.625%, 09/15/2017	100	112
5.500%, 01/08/2020	180	206
5.400%, 02/15/2017	200	219
5.300%, 02/11/2021	470	530
4.650%, 10/17/2021	140	154
4.625%, 01/07/2021	540	595
4.375%, 09/16/2020	10	11
2.300%, 04/27/2017	45	46
2.100%, 12/11/2019	30	30
1.625%, 07/02/2015	180	182
0.714%, 08/15/2036 (A)	850	740
0.618%, 05/05/2026 (A)	155	148
Goldman Sachs Group
7.500%, 02/15/2019	710	847
6.750%, 10/01/2037	187	223
6.250%, 09/01/2017	350	393
6.250%, 02/01/2041	425	515
6.150%, 04/01/2018	780	879
6.000%, 06/15/2020	880	1,011
5.750%, 01/24/2022	200	227
5.375%, 03/15/2020	950	1,058
4.000%, 03/03/2024	200	202
3.850%, 07/08/2024	501	498
3.300%, 05/03/2015	55	56
2.900%, 07/19/2018	220	225
2.375%, 01/22/2018	520	525
GTP Acquisition Partners I
4.347%, 06/15/2016 (B)	144	147
HCP MTN‡
6.300%, 09/15/2016	375	413
2.625%, 2/1/2020	953	939
Health Care‡
6.125%, 04/15/2020	1,475	1,706
4.500%, 01/15/2024	102	105
Healthcare Realty Trust‡
6.500%, 01/17/2017	1,400	1,548
Healthcare Trust of America Holdings‡
3.375%, 07/15/2021	200	199
HSBC Bank PLC
4.125%, 08/12/2020 (B)	100	108
HSBC Finance
6.676%, 01/15/2021	850	996
5.500%, 01/19/2016	140	148
HSBC Holdings PLC
5.250%, 03/14/2044	310	329
4.875%, 01/14/2022	100	111
4.250%, 03/14/2024	225	228
4.000%, 03/30/2022	206	217
HSBC USA
2.375%, 02/13/2015	435	438

SEI Institutional Managed Trust / Annual Report / September 30, 2014	137

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hyundai Capital America
2.125%, 10/02/2017 (B)	$60	$61
ING Bank (B)
5.800%, 09/25/2023	670	738
3.750%, 03/07/2017	200	210
2.500%, 10/01/2019	820	815
Inter-American Development Bank
4.375%, 01/24/2044	100	113
3.875%, 10/28/2041	271	277
Intercontinental Exchange
4.000%, 10/15/2023	65	68
2.500%, 10/15/2018	85	86
International Lease Finance (B)
7.125%, 09/01/2018 (C)	500	563
6.750%, 09/01/2016	640	690
Intesa Sanpaolo
5.017%, 06/26/2024 (B)	510	497
3.125%, 01/15/2016	250	256
2.375%, 01/13/2017 (C)	368	372
Invesco Finance
4.000%, 01/30/2024	43	45
Jackson National Life Global Funding
4.700%, 06/01/2018 (B)	100	109
Jefferies Group
6.450%, 06/08/2027	160	179
6.250%, 01/15/2036	120	126
John Deere Capital MTN
5.750%, 09/10/2018	100	114
JPMorgan Chase
5.400%, 01/06/2042	25	28
4.850%, 02/01/2044 (C)	190	199
4.500%, 01/24/2022	660	707
3.625%, 05/13/2024	535	531
3.450%, 03/01/2016	385	399
3.375%, 05/01/2023	150	144
3.250%, 09/23/2022	240	236
3.200%, 01/25/2023	100	98
3.150%, 07/05/2016	180	186
JPMorgan Chase Bank
6.000%, 10/01/2017	1,927	2,154
JPMorgan Chase Capital XIII
1.183%, 09/30/2034 (A)	500	430
Landwirtschaftliche Rentenbank
1.375%, 10/23/2019	120	117
Lazard Group LLC
6.850%, 06/15/2017	574	647
4.250%, 11/14/2020	295	308
Liberty Mutual Group
4.850%, 08/01/2044 (B)	275	274
Liberty Mutual Insurance
8.500%, 05/15/2025 (B)	100	125
Lincoln National
4.850%, 06/24/2021	10	11
Lloyds TSB Bank MTN
5.800%, 01/13/2020 (B)	310	357

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Macquarie Bank
5.000%, 02/22/2017 (B)	$170	$183
Macquarie Group (B)
6.250%, 01/14/2021 (C)	166	188
6.000%, 01/14/2020	50	56
Markel
4.900%, 07/01/2022	175	191
3.625%, 03/30/2023	130	129
Marsh & McLennan
3.500%, 03/10/2025	52	51
Massachusetts Mutual Life Insurance (B)
8.875%, 06/01/2039	295	456
5.375%, 12/01/2041 (C)	49	54
MetLife
6.750%, 06/01/2016	390	428
6.400%, 12/15/2036	945	1,054
5.700%, 06/15/2035	15	18
2.463%, 12/15/2017	295	296
2.463%, 12/15/2044	70	71
Metropolitan Life Global Funding I (B)
1.700%, 06/29/2015	213	215
1.500%, 01/10/2018	100	99
Mid-America Apartments‡
4.300%, 10/15/2023	235	243
3.750%, 06/15/2024	320	315
Mizuho Bank
2.650%, 09/25/2019 (B)	570	570
Morgan Stanley MTN
7.300%, 05/13/2019	320	382
6.625%, 04/01/2018 (C)	2,050	2,348
5.950%, 12/28/2017	200	224
5.750%, 01/25/2021	100	114
5.625%, 09/23/2019	350	394
5.550%, 04/27/2017	100	109
5.450%, 01/09/2017	470	511
5.375%, 10/15/2015	290	304
4.350%, 09/08/2026	365	359
4.200%, 11/20/2014	156	156
3.875%, 04/29/2024	335	335
2.375%, 07/23/2019	605	595
Murray Street Investment Trust
4.647%, 03/09/2017 (D)	552	591
National Australia Bank (B)
3.750%, 03/02/2015	120	122
3.000%, 07/27/2016	180	187
National City
6.875%, 05/15/2019	50	59
0.603%, 06/07/2017 (A)	600	598
National Rural Utilities Cooperative Finance
10.375%, 11/01/2018	60	79
Nationwide Mutual Insurance (B)
9.375%, 08/15/2039	165	254
5.810%, 12/15/2024 (A)	760	765
Navient MTN
3.875%, 09/10/2015	390	395

138	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

New York Life Global Funding (B)
3.000%, 05/04/2015	$150	$152
2.150%, 06/18/2019	73	73
New York Life Insurance (B)
6.750%, 11/15/2039	255	336
2.100%, 01/02/2019	330	330
Nomura Holdings
6.700%, 03/04/2020	54	64
5.000%, 03/04/2015	40	41
4.125%, 01/19/2016	60	62
Norddeutsche Landesbank Girozentrale
2.000%, 02/05/2019 (B)	800	797
Nordea Bank (B)
4.875%, 05/13/2021	250	268
1.625%, 05/15/2018	220	218
Northwestern Mutual Life Insurance
6.063%, 03/30/2040 (B)	430	533
Oversea-Chinese Banking
1.625%, 03/13/2015 (B)	200	201
PACCAR Financial MTN
1.600%, 03/15/2017	53	54
Pacific Life Global Funding MTN
5.000%, 05/15/2017 (B)	50	54
Pacific Life Insurance
9.250%, 06/15/2039 (B)	80	124
Pipeline Funding
7.500%, 01/15/2030 (B)	450	566
PNC Bank
2.400%, 10/18/2019	400	398
2.250%, 07/02/2019	325	323
PNC Funding
5.125%, 02/08/2020	90	101
3.300%, 03/08/2022	76	76
2.700%, 09/19/2016	20	21
Post Apartment Homes
4.750%, 10/15/2017	700	760
Pricoa Global Funding I MTN
1.600%, 05/29/2018 (B)	150	148
Prologis‡
6.875%, 03/15/2020	29	34
Prudential Financial MTN
5.625%, 05/12/2041	10	11
Prudential Holdings LLC
8.695%, 12/18/2023 (B)	574	726
Prudential Insurance of America
8.300%, 07/01/2025 (B)	150	204
Rabobank Nederland
3.200%, 03/11/2015 (B)	200	202
Royal Bank of Canada
2.300%, 07/20/2016	120	123
2.000%, 10/01/2018	183	184
1.200%, 09/19/2017	140	139
Royal Bank of Scotland
4.650%, 06/04/2018	350	361

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Royal Bank of Scotland Group PLC
2.550%, 09/18/2015	$330	$335
Santander Holdings USA
3.450%, 08/27/2018	230	240
Santander US Debt Unipersonal
3.724%, 01/20/2015 (B)	100	101
Simon Property Group‡
10.350%, 04/01/2019	130	173
5.650%, 02/01/2020	38	44
4.125%, 12/01/2021	27	29
2.150%, 09/15/2017	125	128
Standard Chartered
5.700%, 03/26/2044 (B)	560	592
State Street
4.956%, 03/15/2018	300	326
3.700%, 11/20/2023	138	143
3.100%, 05/15/2023	72	70
Sumitomo Mitsui Banking MTN
1.350%, 07/11/2017	460	457
Sumitomo Mitsui Financial Group
4.436%, 04/02/2024 (B)	380	389
Synchrony Financial
4.250%, 08/15/2024	280	280
Tanger Properties‡
3.875%, 12/01/2023	160	162
Teachers Insurance & Annuity Association of America (B)
6.850%, 12/16/2039	150	193
4.900%, 09/15/2044	275	280
Toronto-Dominion Bank MTN
2.500%, 07/14/2016	72	74
2.250%, 09/25/2019 (B)	805	803
Toyota Motor Credit MTN
3.400%, 09/15/2021	510	528
1.250%, 10/5/2017	250	248
Travelers Property Casualty
7.750%, 04/15/2026	100	135
UBS MTN
5.875%, 12/20/2017	120	135
5.750%, 04/25/2018	100	113
US Bancorp MTN
3.000%, 03/15/2022	33	33
2.950%, 07/15/2022	25	24
2.450%, 07/27/2015	75	76
2.200%, 04/25/2019	100	100
Wachovia Capital Trust III
5.570%, 12/31/2049 (A)	500	484
WEA Finance (B)
3.750%, 09/17/2024	210	209
2.700%, 09/17/2019	270	271
Wells Fargo MTN
5.375%, 11/02/2043	125	137
4.125%, 08/15/2023	900	931
3.500%, 03/08/2022	430	440
3.450%, 02/13/2023	230	226

SEI Institutional Managed Trust / Annual Report / September 30, 2014	139

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.300%, 09/09/2024	$200	$196
3.000%, 01/22/2021	575	581
2.150%, 01/15/2019	46	46
Wells Fargo Bank MTN
6.000%, 11/15/2017	590	666
0.564%, 03/15/2016 (A)	400	401
Westpac Banking
4.875%, 11/19/2019	170	190
2.450%, 11/28/2016 (B)	200	206
WR Berkley
4.750%, 08/01/2044	170	168
4.625%, 03/15/2022	163	174

		109,464

Health Care — 1.1%
AbbVie
4.400%, 11/06/2042	415	390
2.900%, 11/06/2022	260	249
1.750%, 11/06/2017	290	289
Actavis
3.250%, 10/01/2022	13	13
Actavis Funding SCS (B)
4.850%, 06/15/2044	100	94
3.850%, 06/15/2024	435	422
Aetna
2.200%, 03/15/2019	180	178
Amgen
5.750%, 03/15/2040	62	71
5.650%, 06/15/2042	227	258
5.375%, 05/15/2043	150	163
5.150%, 11/15/2041	905	955
4.500%, 03/15/2020	22	24
3.875%, 11/15/2021	100	105
3.625%, 05/22/2024	325	322
3.450%, 10/01/2020	50	52
1.250%, 05/22/2017	600	597
Celgene
5.250%, 08/15/2043	135	147
4.625%, 05/15/2044 (C)	155	152
3.625%, 05/15/2024	22	22
2.250%, 05/15/2019	300	299
1.900%, 08/15/2017	63	63
Express Scripts Holding
2.650%, 02/15/2017	405	416
2.100%, 02/12/2015	70	70
Gilead Sciences
5.650%, 12/01/2041	35	41
3.700%, 04/01/2024	665	679
GlaxoSmithKline Capital PLC
2.850%, 05/08/2022	170	167
1.500%, 05/08/2017	160	161
Humana
7.200%, 06/15/2018	159	187
4.625%, 12/01/2042	40	39

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

3.850%, 10/01/2024	$495	$495
3.150%, 12/1/2022	390	381
McKesson
3.796%, 03/15/2024	180	181
Medco Health Solutions
2.750%, 09/15/2015	35	36
Medtronic
3.625%, 03/15/2024	545	556
Merck
2.400%, 09/15/2022	29	28
Mylan
5.400%, 11/29/2043	95	101
2.550%, 03/28/2019	390	388
Novartis Capital
3.400%, 05/06/2024	66	67
Pfizer
6.200%, 03/15/2019	120	140
Roche Holdings
6.000%, 03/01/2019 (B)	87	101
Teva Pharmaceutical Finance
3.650%, 11/10/2021	380	386
Thermo Fisher Scientific
5.300%, 02/01/2044	70	77
4.150%, 02/01/2024	98	101
3.600%, 08/15/2021	145	149
1.300%, 02/01/2017	410	409
UnitedHealth Group
3.875%, 10/15/2020	180	193
3.375%, 11/15/2021	75	77
2.875%, 03/15/2023	50	49
WellPoint
5.100%, 01/15/2044	110	117
4.625%, 05/15/2042	41	40
3.500%, 08/15/2024	290	283
3.125%, 05/15/2022	841	831
2.300%, 07/15/2018	65	65
1.250%, 09/10/2015	50	50
Wyeth LLC
5.950%, 04/01/2037	170	208
Zoetis
4.700%, 02/01/2043	11	11
3.250%, 02/01/2023	190	186

		12,331

Industrials — 1.4%
ABB Finance USA
4.375%, 05/08/2042	42	43
2.875%, 05/08/2022	23	23
1.625%, 05/08/2017	20	20
ADT
4.875%, 07/15/2042	22	18
3.500%, 07/15/2022	21	18
Air Canada Pass-Through Trust, Ser 2013-1, Cl A
4.125%, 05/15/2025 (B)	27	28

140	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Airlines Pass-Through Trust, Ser 2011-1, Cl A
5.250%, 01/31/2021	$15	$16
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023 (B)	944	1,009
BAE Systems (B)
5.800%, 10/11/2041	20	24
4.750%, 10/11/2021	750	828
BAE Systems Holdings (B)
6.375%, 06/01/2019	100	116
5.200%, 08/15/2015	90	94
Boeing
4.875%, 02/15/2020	210	237
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	123
5.750%, 03/15/2018	950	1,074
5.400%, 06/01/2041	50	56
4.550%, 09/01/2044	150	150
3.850%, 09/01/2023	530	547
3.450%, 09/15/2021	91	94
Canadian National Railway
5.850%, 11/15/2017	50	57
Cargill
7.350%, 03/06/2019 (B)	250	301
Caterpillar
0.950%, 06/26/2015	300	301
Caterpillar Financial Services MTN
2.750%, 08/20/2021	405	402
Catholic Health Initiatives
4.350%, 11/01/2042	30	29
Continental Airlines Pass-Through Trust, Ser 1999-2, Cl A-1
7.256%, 03/15/2020	207	234
Continental Airlines Pass-Through Trust, Ser 2000-1, Cl A-1
8.048%, 11/01/2020	321	370
Continental Airlines Pass-Through Trust, Ser 2007-1, Cl A
5.983%, 04/19/2022	691	767
Continental Airlines Pass-Through Trust, Ser 2009-2, Cl A
7.250%, 11/10/2019	160	188
CSX
6.250%, 03/15/2018	155	178
Danaher
3.900%, 06/23/2021	22	24
Deere
3.900%, 06/09/2042	153	145
2.600%, 06/08/2022	15	15
Delta Air Lines Pass-Through Trust, Ser 2007-1, Cl A
6.821%, 08/10/2022	126	147

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Delta Air Lines Pass-Through Trust, Ser 2010-1, Cl A
6.200%, 07/02/2018	$399	$442
Delta Air Lines Pass-Through Trust, Ser 2010-2, Cl A
4.950%, 05/23/2019	36	39
Delta Air Lines Pass-Through Trust, Ser 2012-1, Cl A
4.750%, 05/07/2020	19	20
Eaton
7.625%, 04/01/2024	75	96
4.150%, 11/02/2042	110	105
2.750%, 11/02/2022	450	434
1.500%, 11/02/2017	60	60
Fluor
3.375%, 09/15/2021	68	70
General Electric
4.500%, 03/11/2044	60	62
3.375%, 03/11/2024	1,075	1,086
General Electric Capital
0.850%, 10/9/2015	110	110
Glencore Funding LLC
2.500%, 01/15/2019 (B)	190	186
Koninklijke Philips Electronics
5.750%, 03/11/2018	24	27
3.750%, 03/15/2022	127	132
L-3 Communications
3.950%, 05/28/2024	240	238
Lockheed Martin
4.070%, 12/15/2042	91	86
3.350%, 09/15/2021	650	669
2.125%, 09/15/2016	37	38
Norfolk Southern
6.000%, 05/23/2111	158	190
Northrop Grumman
4.750%, 06/01/2043	300	308
3.250%, 08/01/2023	1,790	1,770
Penske Truck Leasing L.P.
2.500%, 06/15/2019 (B)	390	388
Pitney Bowes MTN
5.600%, 03/15/2018	25	27
Republic Services
3.550%, 06/01/2022	29	29
Ryder System MTN
3.600%, 03/01/2016	35	36
2.500%, 03/01/2017	47	48
Union Pacific
4.300%, 06/15/2042	20	20
4.163%, 07/15/2022	131	142
3.250%, 01/15/2025	265	263
United Airlines Pass-Through Trust, Ser 2013-1, Cl A
4.300%, 08/15/2025	33	34
United Parcel Service of America
8.375%, 04/01/2020	50	65

SEI Institutional Managed Trust / Annual Report / September 30, 2014	141

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

United Technologies
8.875%, 11/15/2019	$110	$143
4.500%, 06/01/2042	117	122
Valmont Industries
5.250%, 10/01/2054	160	156
Waste Management
4.750%, 06/30/2020	93	103
4.600%, 03/01/2021	90	99
3.500%, 05/15/2024	100	100

		15,619

Information Technology — 0.8%
Apple
4.450%, 05/06/2044	215	219
3.450%, 05/06/2024	405	409
2.850%, 05/06/2021	1,983	1,987
2.400%, 05/03/2023	114	108
0.489%, 05/03/2018 (A)	69	69
Arrow Electronics
6.875%, 06/01/2018	95	108
6.000%, 04/01/2020	45	51
3.375%, 11/01/2015	5	5
Broadcom MTN
4.500%, 08/01/2034	65	66
Cisco Systems
5.900%, 02/15/2039	150	181
5.500%, 01/15/2040	100	116
2.125%, 03/01/2019	335	335
eBay
4.000%, 07/15/2042	21	18
3.450%, 08/01/2024	100	97
2.875%, 08/01/2021	60	59
2.600%, 07/15/2022	19	18
Google
3.375%, 02/25/2024	175	179
Hewlett-Packard
6.000%, 09/15/2041	23	26
4.650%, 12/09/2021	20	22
4.375%, 09/15/2021	24	26
HP Enterprise Services
7.450%, 10/15/2029	125	155
Intel
4.800%, 10/01/2041	65	68
3.300%, 10/01/2021	70	72
International Business Machines
4.000%, 06/20/2042 (C)	169	162
1.625%, 05/15/2020	126	121
Intuit
5.750%, 03/15/2017	75	83
MasterCard
3.375%, 04/01/2024	660	664
Microsoft
4.500%, 10/01/2040	14	15
3.625%, 12/15/2023	89	93

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Oracle
6.125%, 07/08/2039	$27	$33
5.375%, 07/15/2040	17	19
4.500%, 07/08/2044	160	162
4.300%, 07/08/2034	498	502
3.625%, 07/15/2023	56	57
3.400%, 07/08/2024	380	379
2.800%, 07/08/2021	103	102
2.375%, 01/15/2019	61	62
2.250%, 10/08/2019	850	846
1.200%, 10/15/2017	250	248
Tencent Holdings MTN
3.375%, 05/02/2019 (B)	385	389
Texas Instruments
2.750%, 03/12/2021	275	277
1.650%, 08/03/2019	55	53
TSMC Global
1.625%, 04/03/2018 (B)	460	454
Xerox
4.500%, 05/15/2021	13	14
2.950%, 03/15/2017	27	28

		9,157

Materials — 0.8%
Barrick Gold
4.100%, 05/01/2023	435	418
3.850%, 04/01/2022	540	519
BHP Billiton Finance USA
6.500%, 04/01/2019	125	148
5.000%, 09/30/2043	339	372
4.125%, 02/24/2042	40	38
3.850%, 09/30/2023	275	286
3.250%, 11/21/2021	360	367
2.050%, 09/30/2018	44	44
Celulosa Arauco y Constitucion
4.750%, 01/11/2022	170	172
Cliffs Natural Resources
4.800%, 10/1/2020	70	54
3.950%, 1/15/2018	240	206
CRH America
6.000%, 09/30/2016	31	34
Dow Chemical
8.550%, 05/15/2019	22	28
5.250%, 11/15/2041	70	73
4.125%, 11/15/2021	86	90
3.000%, 11/15/2022	800	772
E.I. du Pont de Nemours
5.600%, 12/15/2036	80	94
4.900%, 01/15/2041	25	26
1.950%, 01/15/2016	40	41
Ecolab
1.450%, 12/8/2017	31	31
Freeport-McMoRan
3.550%, 03/01/2022	120	117
3.100%, 03/15/2020	160	159

142	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.375%, 03/15/2018	$10	$10
2.150%, 03/01/2017	81	82
Glencore Finance Canada (B)
2.700%, 10/25/2017	250	254
2.050%, 10/23/2015	452	457
LYB International Finance BV
4.875%, 03/15/2044	185	189
Monsanto
4.700%, 07/15/2064	12	12
4.200%, 07/15/2034	12	12
3.375%, 07/15/2024	60	60
2.750%, 07/15/2021	50	50
Mosaic
5.625%, 11/15/2043 (C)	115	128
5.450%, 11/15/2033 (C)	199	220
4.875%, 11/15/2041	30	30
4.250%, 11/15/2023	60	62
3.750%, 11/15/2021	25	26
Nucor
4.000%, 08/01/2023	184	188
Plains Exploration & Production
6.875%, 02/15/2023	26	30
6.500%, 11/15/2020	33	36
Potash Corp of Saskatchewan
6.500%, 05/15/2019	50	59
PPG Industries
9.000%, 05/01/2021	145	189
Praxair
5.200%, 03/15/2017	70	77
Rio Tinto Finance USA
9.000%, 05/01/2019	30	38
6.500%, 07/15/2018	200	232
3.750%, 09/20/2021	450	467
2.875%, 08/21/2022	95	92
Southern Copper
5.250%, 11/8/2042	370	350
Teck Resources Limited
6.250%, 07/15/2041	5	5
Union Carbide
7.750%, 10/01/2096	50	66
Vale Overseas
8.250%, 01/17/2034	75	94
6.875%, 11/21/2036	190	214
4.375%, 01/11/2022	885	891

		8,709

Telecommunication Services — 1.3%
America Movil
5.625%, 11/15/2017	400	446
3.125%, 07/16/2022	535	519
1.235%, 09/12/2016 (A)	220	222
AT&T
6.300%, 01/15/2038	270	319
5.800%, 02/15/2019	210	241

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

5.500%, 02/01/2018	$100	$112
5.350%, 09/01/2040	423	448
4.800%, 06/15/2044	215	212
4.350%, 06/15/2045	380	349
4.300%, 12/15/2042 (C)	295	270
3.875%, 08/15/2021	350	367
1.600%, 02/15/2017	45	45
BellSouth Telecommunications
6.300%, 12/15/2015	50	50
Bharti Airtel International Netherlands BV
5.350%, 05/20/2024 (B)	210	224
British Telecommunications
5.950%, 01/15/2018	200	226
Centel Capital
9.000%, 10/15/2019	65	78
CenturyLink
7.650%, 03/15/2042	15	15
Deutsche Telekom International Finance
6.000%, 07/08/2019	175	202
5.750%, 03/23/2016	170	182
2.250%, 03/06/2017 (B)	770	784
Nippon Telegraph & Telephone
1.400%, 07/18/2017	65	65
Orange
9.000%, 03/01/2031	50	74
2.750%, 09/14/2016	35	36
Qwest
6.750%, 12/01/2021	156	179
Rogers Communications
8.750%, 05/01/2032	70	101
5.450%, 10/01/2043	33	36
4.100%, 10/01/2023	80	83
Telefonica Chile
3.875%, 10/12/2022 (B)	210	206
Telefonica Emisiones SAU
5.877%, 07/15/2019	52	59
5.462%, 02/16/2021	23	26
5.134%, 04/27/2020	310	341
Verizon Communications
6.550%, 09/15/2043	452	565
6.400%, 09/15/2033	1,263	1,539
6.350%, 04/01/2019	120	139
5.150%, 09/15/2023	1,405	1,556
5.050%, 03/15/2034	367	389
4.862%, 08/21/2046 (B) (C)	1,463	1,467
4.500%, 09/15/2020	159	172
4.150%, 03/15/2024	110	114
3.850%, 11/1/2042	200	175
3.450%, 03/15/2021	435	441
2.625%, 02/21/2020 (B)	24	24
2.450%, 11/1/2022	90	83
1.350%, 06/09/2017	800	796

SEI Institutional Managed Trust / Annual Report / September 30, 2014	143

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Verizon Global Funding
5.850%, 09/15/2035	$40	$46
Vodafone Group PLC
5.450%, 06/10/2019	75	84
2.950%, 02/19/2023	475	448
1.625%, 03/20/2017	80	80

		14,635

Utilities — 1.7%
AEP Texas Central Transition Funding II
5.170%, 01/01/2018	575	621
5.090%, 07/01/2015	643	651
AGL Capital
6.375%, 07/15/2016	50	54
5.250%, 08/15/2019	50	56
Alabama Power
6.125%, 05/15/2038	18	23
5.875%, 12/01/2022	95	115
4.150%, 08/15/2044	105	104
Ameren Illinois
4.300%, 07/01/2044	110	111
American Electric Power
1.650%, 12/15/2017	398	398
American Transmission Systems
5.000%, 09/01/2044 (B)	165	166
American Water Capital
3.850%, 03/01/2024	120	125
3.400%, 03/01/2025	32	32
Appalachian Power
6.700%, 08/15/2037	100	130
5.950%, 05/15/2033	100	118
Arizona Public Service
5.050%, 09/01/2041	47	53
4.500%, 04/01/2042	15	16
Atmos Energy
4.950%, 10/15/2014	75	75
Berkshire Hathaway Energy
5.150%, 11/15/2043	105	116
3.750%, 11/15/2023	156	160
Boston Gas
4.487%, 02/15/2042 (B)	35	36
Carolina Power & Light
5.300%, 01/15/2019	175	198
3.000%, 09/15/2021	194	197
2.800%, 05/15/2022	25	25
CenterPoint Energy
6.500%, 05/01/2018	50	58
CenterPoint Energy Resources
4.500%, 01/15/2021	81	89
Cleveland Electric Illuminating
7.880%, 11/01/2017	170	201
Connecticut Light & Power
4.300%, 04/15/2044	130	133

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Consolidated Edison of New York
5.700%, 06/15/2040	$38	$46
4.450%, 03/15/2044	520	529
Consumers Energy
6.700%, 09/15/2019	100	120
4.350%, 08/31/2064	115	114
Detroit Edison
2.650%, 06/15/2022	26	26
Dominion Resources
8.875%, 01/15/2019	365	459
6.400%, 06/15/2018	180	207
5.750%, 10/01/2054 (A)	145	147
5.250%, 08/01/2033	90	102
1.950%, 08/15/2016	165	168
Duke Energy
3.750%, 04/15/2024	290	297
3.550%, 09/15/2021	76	79
Duke Energy Carolinas
4.300%, 06/15/2020	39	43
4.250%, 12/15/2041	28	28
Duke Energy Florida
3.850%, 11/15/2042	215	204
Duke Energy Indiana
4.200%, 03/15/2042	30	30
3.750%, 07/15/2020	52	55
Duke Energy Ohio
3.800%, 09/01/2023	155	162
Duke Energy Progress
4.100%, 05/15/2042	25	25
Electricite de France
6.000%, 01/22/2114 (B)	235	267
Enel Finance International
5.125%, 10/07/2019 (B)	100	110
Exelon Generation
6.200%, 10/01/2017	100	112
4.000%, 10/01/2020 (C)	120	126
FirstEnergy
4.250%, 03/15/2023	340	338
2.750%, 03/15/2018	70	70
FirstEnergy, Ser C
7.375%, 11/15/2031	480	567
Florida Power & Light
5.950%, 10/01/2033	35	44
5.125%, 06/01/2041	28	32
Jersey Central Power & Light
7.350%, 02/01/2019	100	119
5.625%, 05/01/2016	300	320
4.700%, 04/01/2024 (B)	200	212
John Sevier Combined Cycle Generation
4.626%, 01/15/2042	57	62
Kansas City Power & Light
5.300%, 10/01/2041	100	113
Massachusetts Electric
5.900%, 11/15/2039 (B)	55	68

144	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Metropolitan Edison
3.500%, 03/15/2023 (B)	$350	$348
MidAmerican Energy Holdings
6.500%, 09/15/2037	200	259
Nevada Power
7.125%, 03/15/2019	110	133
6.500%, 08/01/2018	40	47
5.450%, 05/15/2041	50	61
5.375%, 09/15/2040	12	14
NextEra Energy Capital Holdings
3.625%, 06/15/2023	100	101
Niagara Mohawk Power (B)
4.881%, 08/15/2019	80	89
4.278%, 10/01/2034	185	186
NiSource Finance
5.800%, 02/01/2042	149	172
5.650%, 02/01/2045	50	57
Northern States Power
6.250%, 06/01/2036	100	131
5.350%, 11/01/2039	19	22
Oncor Electric Delivery LLC
6.800%, 09/01/2018	460	539
5.250%, 09/30/2040	250	290
Pacific Gas & Electric
8.250%, 10/15/2018	180	221
6.050%, 03/01/2034	160	197
5.800%, 03/01/2037	70	84
5.625%, 11/30/2017	525	588
5.400%, 01/15/2040	42	48
4.500%, 12/15/2041	48	49
3.250%, 09/15/2021	12	12
3.250%, 06/15/2023	145	144
PacifiCorp
6.250%, 10/15/2037	90	117
5.650%, 07/15/2018	175	199
3.600%, 04/01/2024	340	349
PECO Energy
4.150%, 10/01/2044	385	385
Potomac Electric Power
3.600%, 03/15/2024	155	159
PPL Capital Funding
3.950%, 03/15/2024	160	164
Progress Energy
3.150%, 04/01/2022	280	281
PSEG Power LLC
5.500%, 12/01/2015	100	105
5.320%, 09/15/2016	40	43
5.125%, 04/15/2020	45	50
4.150%, 09/15/2021	33	35
2.750%, 09/15/2016	200	207
Public Service Electric & Gas MTN
5.375%, 11/01/2039	28	34
4.000%, 06/01/2044 (C)	355	348
2.700%, 05/01/2015	45	46

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Public Service of Colorado
4.300%, 03/15/2044	$95	$97
Public Service of New Hampshire
3.500%, 11/01/2023	205	212
Public Service of Oklahoma
5.150%, 12/01/2019	83	93
Puget Energy
6.000%, 09/01/2021	190	221
San Diego Gas & Electric
6.000%, 06/01/2026	60	75
3.950%, 11/15/2041	14	14
Sempra Energy
6.000%, 10/15/2039	50	62
South Carolina Electric & Gas
4.500%, 06/01/2064	13	13
Southern
2.150%, 09/01/2019	375	371
1.950%, 09/01/2016	26	27
Southern California Edison
5.500%, 03/15/2040	50	61
4.050%, 03/15/2042	5	5
3.900%, 12/01/2041	60	58
3.875%, 06/01/2021	22	24
3.500%, 10/01/2023	205	211
Southern Power
5.150%, 09/15/2041	11	12
Southwestern Electric Power
3.550%, 02/15/2022	120	123
Southwestern Public Service
8.750%, 12/01/2018	90	113
Virginia Electric and Power
4.650%, 08/15/2043	245	263
2.950%, 01/15/2022	330	333
Wisconsin Electric Power
2.950%, 09/15/2021	3	3

		18,167

Total Corporate Obligations (Cost $236,572) ($ Thousands)		246,345

ASSET-BACKED SECURITIES — 9.7%

Automotive — 1.5%
Ally Auto Receivables Trust, Ser 2010-5, Cl A4
1.750%, 03/15/2016	206	206
Ally Auto Receivables Trust, Ser 2011-1, Cl A4
2.230%, 03/15/2016	146	146
Ally Auto Receivables Trust, Ser 2011-5, Cl A4
1.320%, 07/15/2016	164	164
Ally Auto Receivables Trust, Ser 2012-1, Cl A3
0.930%, 02/16/2016	20	20

SEI Institutional Managed Trust / Annual Report / September 30, 2014	145

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ally Auto Receivables Trust, Ser 2012-2, Cl A3
0.740%, 04/15/2016	$350	$351
Ally Auto Receivables Trust, Ser 2013-1, Cl A4
0.840%, 02/15/2018	219	218
Ally Auto Receivables Trust, Ser 2013-2, Cl A3
0.790%, 01/15/2018	574	574
Ally Auto Receivables Trust, Ser 2014-1, Cl A2
0.600%, 02/15/2017	455	455
Ally Auto Receivables Trust, Ser 2014-1, Cl A4
1.550%, 04/15/2019	1,608	1,603
Ally Auto Receivables Trust, Ser 2014-2, Cl A4
1.840%, 01/15/2020	201	201
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/2016 (B)	16	16
American Credit Acceptance Receivables Trust, Ser 2013-1, Cl A
1.450%, 04/16/2018 (B)	82	82
American Credit Acceptance Receivables Trust, Ser 2014-2, Cl A
0.990%, 10/10/2017 (B)	265	265
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/2017	40	40
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	3	3
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A2
0.530%, 11/08/2016	37	37
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A2
0.740%, 11/08/2016	170	171
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-1A, Cl A
1.920%, 09/20/2019 (B)	542	537
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (B)	190	194
California Republic Auto Receivables Trust, Ser 2012-1, Cl A
1.180%, 08/15/2017 (B)	32	33
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	148	147

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

California Republic Auto Receivables Trust, Ser 2014-3, Cl A4
1.790%, 03/16/2020	$154	$154
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A2
0.620%, 07/20/2016	68	68
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A3
0.790%, 06/20/2017	769	770
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A2
0.920%, 09/20/2016	385	386
Capital Auto Receivables Asset Trust, Ser 2013-2, Cl A4
1.560%, 07/20/2018	205	207
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A1B
0.584%, 11/20/2015 (A)	122	122
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A3
1.310%, 10/20/2016	80	80
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A4
1.680%, 04/20/2018	135	136
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A3
1.090%, 03/20/2018	347	348
Capital Auto Receivables Asset Trust, Ser 2013-4, Cl A4
1.470%, 07/20/2018	472	473
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A3
1.320%, 06/20/2018	323	324
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A4
1.690%, 10/22/2018	280	281
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A1
0.456%, 06/20/2016 (A)	566	566
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A3
1.260%, 05/21/2018	480	480
Capital Auto Receivables Asset Trust, Ser 2014-2, Cl A4
1.620%, 10/22/2018	137	137
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A3
1.491%, 11/20/2018	637	637
Capital Auto Receivables Asset Trust, Ser 2014-3, Cl A4
1.837%, 04/22/2019	175	175
Carfinance Capital Auto Trust, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (B)	41	41

146	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Carnow Auto Receivables Trust, Ser 2014-1A, Cl A
0.960%, 07/17/2017 (B)	$162	$162
CFC LLC, Ser 2014-1A, Cl A
1.460%, 12/17/2018 (B)	168	168
CFC LLC, Ser 2014-2A, Cl A
1.440%, 11/16/2020	244	243
Chrysler Capital Auto Receivables Trust, Ser 2014-BA, Cl A3
1.270%, 05/15/2019 (B)	163	163
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/2018 (B)	228	228
CPS Auto Receivables Trust, Ser 2014-A, Cl A
1.210%, 08/15/2018 (B)	81	81
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (B)	267	266
CPS Auto Receivables Trust, Ser 2014-C, Cl A
1.310%, 02/15/2019 (B)	236	235
CPS Auto Trust, Ser 2011-C, Cl A
4.210%, 03/15/2019 (B)	45	46
CPS Auto Trust, Ser 2013-C, Cl A
1.640%, 04/16/2018 (B)	237	238
Exeter Auto Receivables Trust, Ser 2013-2A, Cl A
1.490%, 11/15/2017 (B)	132	133
Exeter Auto Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (B)	124	124
Fifth Third Auto Trust, Ser 2013-1, Cl A3
0.880%, 10/16/2017	105	105
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/2018 (B)	26	26
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A3
0.890%, 09/15/2017	56	56
Ford Credit Auto Lease Trust, Ser 2014-B, Cl A4
1.100%, 11/15/2017	22	22
Ford Credit Auto Owner Trust, Ser 2012-C, Cl A3
0.580%, 12/15/2016	159	159
Ford Credit Auto Owner Trust, Ser 2013-B, Cl A2
0.380%, 02/15/2016	25	25
Harley-Davidson Motorcycle Trust, Ser 2011-2, Cl A3
1.110%, 09/15/2016	20	20
Hertz Vehicle Financing, Ser 2013-1A, Cl A2
1.830%, 08/25/2019 (B)	800	788

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Honda Auto Receivables Owner Trust, Ser 2014-1, Cl A2
0.410%, 09/21/2016	$320	$320
Huntington Auto Trust, Ser 2011-1A, Cl A4
1.310%, 11/15/2016 (B)	200	201
Hyundai Auto Receivables Trust, Ser 2010-B, Cl A4
1.630%, 03/15/2017	39	40
Hyundai Auto Receivables Trust, Ser 2011-B, Cl A4
1.650%, 02/15/2017	29	29
Hyundai Auto Receivables Trust, Ser 2011-C, Cl A4
1.300%, 02/15/2018	268	269
MMCA Automobile Trust, Ser 2011-A, Cl A4
2.020%, 10/17/2016 (B)	36	36
MMCA Automobile Trust, Ser 2012-A, Cl A4
1.570%, 08/15/2017 (B)	156	158
Nissan Auto Receivables Owner Trust, Ser 2014-A, Cl A2
0.420%, 11/15/2016	158	158
Santander Drive Auto Receivables Trust, Ser 2012-5, Cl A3
0.830%, 12/15/2016	62	62
Santander Drive Auto Receivables Trust, Ser 2012-6, Cl A3
0.620%, 07/15/2016	3	3
Santander Drive Auto Receivables Trust, Ser 2013-3, Cl A2
0.550%, 09/15/2016	120	120
Tidewater Auto Receivables Trust, Ser 2014-AA, Cl A3
1.400%, 07/15/2018 (B)	175	175
Toyota Auto Receivables Owner Trust, Ser 2014-A, Cl A2
0.410%, 08/15/2016	430	430
Toyota Auto Receivables Owner Trust, Ser 2014-B, Cl A2
0.400%, 12/15/2016	325	325

		16,462

Credit Cards — 1.3%
American Express Credit Account Master Trust, Ser 2013-2, Cl A
0.574%, 05/17/2021 (A)	263	263
American Express Credit Account Master Trust, Ser 2014-2, Cl A
1.260%, 01/15/2020	411	410
American Express Credit Account Secured Note Trust, Ser 2012-4, Cl A
0.394%, 05/15/2020 (A)	1,397	1,394

SEI Institutional Managed Trust / Annual Report / September 30, 2014	147

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Express Issuance Trust II, Ser 2013-2, Cl A
0.584%, 08/15/2019 (A)	$755	$757
BA Credit Card Trust, Ser 2007-A4, Cl A4
0.194%, 11/15/2019 (A)	445	442
BA Credit Card Trust, Ser 2014-A2, Cl A
0.424%, 09/16/2019 (A)	803	803
BA Credit Card Trust, Ser 2014-A3, Cl A
0.443%, 01/15/2020 (A)	1,123	1,123
Cabela’s Master Credit Card Trust, Ser 2012-1A, Cl A1
1.630%, 02/18/2020 (B)	200	201
Capital One Multi-Asset Execution Trust, Ser 2013-A1, Cl A1
0.630%, 11/15/2018	227	227
Chase Issuance Trust, Ser 2012-A2, Cl A2
0.424%, 05/15/2019 (A)	691	693
Chase Issuance Trust, Ser 2012-A5, Cl A5
0.590%, 08/15/2017	290	290
Chase Issuance Trust, Ser 2012-A8, Cl A8
0.540%, 10/16/2017	181	181
Chase Issuance Trust, Ser 2013-A7, Cl A
0.584%, 09/15/2020 (A)	538	540
Chase Issuance Trust, Ser 2013-A9, Cl A
0.574%, 11/16/2020 (A)	851	853
Chase Issuance Trust, Ser 2014-A5, Cl A5
0.524%, 04/15/2021 (A)	266	266
Chase Issuance Trust, Ser 2014-A6, Cl A6
1.260%, 07/15/2019	174	174
Citibank Credit Card Issuance Trust, Ser 2012-A1, Cl A1
0.550%, 10/10/2017	186	186
Citibank Credit Card Issuance Trust, Ser 2013-A7, Cl A7
0.584%, 09/10/2020 (A)	1,345	1,350
Citibank Credit Card Issuance Trust, Ser 2014-A2, Cl A2
1.020%, 02/22/2019	275	274
Citibank Credit Card Issuance Trust, Ser 2014-A3, Cl A3
0.353%, 05/09/2018 (A)	762	762
Citibank Credit Card Issuance Trust, Ser 2014-A6, Cl A6
2.150%, 07/15/2021	1,217	1,216

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Citibank Credit Card Issuance Trust, Ser 2014-A8, Cl A8
1.730%, 04/09/2020	$298	$298
Discover Card Execution Note Trust, Ser 2014-A1, Cl A1
0.584%, 07/15/2021 (A)	637	638
MBNA Credit Card Master Note Trust, Ser 2004-A3, Cl A3
0.414%, 08/16/2021 (A)	667	664

		14,005

Mortgage Related Securities — 1.3%
ABFC Trust, Ser 2004-OPT4, Cl A2
0.775%, 04/25/2034 (A)	91	90
Aegis Asset-Backed Securities Trust, Ser 2003-3, Cl M1
1.205%, 01/25/2034 (A)	505	491
Aegis Asset-Backed Securities Trust, Ser 2004-5, Cl M1
1.130%, 12/25/2034 (A)	516	507
Aegis Asset-Backed Securities Trust, Ser 2004-6, Cl M1
0.695%, 03/25/2035 (A)	161	161
Ameriquest Mortgage Security Asset-Backed Pass-Through Certificates, Ser 2003-9, Cl AV1
0.915%, 09/25/2033 (A)	199	192
Argent Securities, Ser 2003-W5, Cl M1
1.205%, 10/25/2033 (A)	588	573
Asset-Backed Funding Certificates, Ser 2005-WMC1, Cl M1
0.815%, 06/25/2035 (A)	449	442
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-BO1, Cl M5
1.555%, 10/25/2034 (A)	360	352
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE10, Cl M1
1.130%, 12/25/2034 (A)	429	403
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-TC2, Cl A3
0.525%, 08/25/2035 (A)	380	377
Bear Stearns Asset-Backed Securities Trust, Ser 2005-SD1, Cl 1A3
0.555%, 08/25/2043 (A)	497	490
Bear Stearns Asset-Backed Securities Trust, Ser 2006-1, Cl A
0.435%, 02/25/2036 (A)	321	318
BNC Mortgage Loan Trust, Ser 2008-4, Cl A3A
0.405%, 11/25/2037 (A)	83	83
Citifinancial Mortgage Securities, Ser 2004-1, Cl AF4
4.570%, 04/25/2034	370	384

148	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Contimortgage Home Equity Trust, Ser 1997-2, Cl A9
7.090%, 04/15/2028	$—	$—
HSBC Home Equity Loan Trust, Ser 2006-1, Cl A1
0.314%, 01/20/2036 (A)	787	782
HSBC Home Equity Loan Trust, Ser 2006-2, Cl A1
0.304%, 03/20/2036 (A)	49	48
HSBC Home Equity Loan Trust, Ser 2007-1, Cl AS
0.354%, 03/20/2036 (A)	53	52
HSBC Home Equity Loan Trust, Ser 2007-1, Cl M2
0.634%, 03/20/2036 (A)	2,000	1,881
HSBC Home Equity Loan Trust, Ser 2007-3, Cl APT
1.354%, 11/20/2036 (A)	455	455
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl A3
0.505%, 07/25/2034 (A) (B)	30	30
Master Asset-Backed Securities Trust, Ser 2005-OPT1, Cl M1
0.755%, 03/25/2035 (A)	791	792
Merrill Lynch Mortgage Trust, Ser 2005-CIP1, Cl ASB
5.022%, 07/12/2038 (A)	208	209
Morgan Stanley ABS Capital I Trust, Ser 2005-HE5, Cl M1
0.575%, 09/25/2035 (A)	600	587
Morgan Stanley ABS Capital I Trust, Ser 2005-HE6, Cl A2C
0.475%, 11/25/2035 (A)	570	556
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
0.875%, 10/25/2033 (A) (B)	190	179
New Century Home Equity Loan Trust, Ser 2005-3, Cl M1
0.635%, 07/25/2035 (A)	809	805
New Century Home Equity Loan Trust, Ser 2005-4, Cl A2C
0.525%, 09/25/2035 (A)	1,010	1,002
Normandy Mortgage Loan Trust, Ser 2013-NPL3, Cl A
4.949%, 09/16/2043 (B)	562	561
NovaStar Mortgage Funding Trust, Ser 2004-4, Cl M4
1.805%, 03/25/2035 (A)	520	510
RMAT, Ser 2012-1A, Cl A1
2.734%, 08/26/2052 (A) (B)	19	19
Salomon Brothers Mortgage Securities VII, Ser 2003-UP1, Cl A
3.950%, 04/25/2032 (B)	49	48
Saxon Asset Securities Trust, Ser 2003-1, Cl AF6
4.795%, 06/25/2033	43	44

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Structured Asset Securities, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	$61	$61
Structured Asset Securities, Ser 2005-NC1, Cl A11
4.605%, 02/25/2035	76	76
Truman Capital Mortgage Loan Trust, Ser 2014-NPL1, Cl A1
3.228%, 07/25/2053 (D)	241	241
Truman Capital Mortgage Loan Trust, Ser 2014-NPL2, Cl A1
3.250%, 06/25/2054 (D)	207	207
Truman Capital Mortgage Loan Trust, Ser 2014-NPL3, Cl A1
3.250%, 04/25/2053 (D)	207	207
Wells Fargo Home Equity Trust, Ser 2004-2, Cl AI6
5.000%, 10/25/2034 (A)	239	241

		14,456

Other Asset-Backed Securities — 5.6%
Academic Loan Funding Trust, Ser 2012-1A, Cl A1
0.955%, 12/27/2022 (A) (B)	92	93
Academic Loan Funding Trust, Ser 2013-1A, Cl A
0.956%, 12/26/2044 (A) (B)	225	225
Access Group, Ser 2004-2, Cl A3
0.424%, 10/25/2024 (A)	400	374
Airspeed, Ser 2007-1A, Cl G2
0.434%, 06/15/2032 (A) (B)	457	392
Ally Master Owner Trust, Ser 2012-1, Cl A2
1.440%, 02/15/2017	625	627
Ally Master Owner Trust, Ser 2012-5, Cl A
1.540%, 09/15/2019	795	790
Ally Master Owner Trust, Ser 2014-4, Cl A2
1.430%, 06/17/2019	1,328	1,323
ALM VII, Ser 2012-7A, Cl A1
1.654%, 10/19/2024 (A) (B)	450	449
Ascentium Equipment Receivables, Ser 2012-1A, Cl A
1.830%, 09/15/2019 (B)	17	17
AXIS Equipment Finance Receivables II, Ser 2013-1A, Cl A
1.750%, 03/20/2017 (B)	117	117
Brazos Higher Education Authority, Ser 2010-1, Cl A2
1.438%, 02/25/2035 (A)	850	879
Brazos Higher Education Authority, Ser 2011-2, Cl A3
1.234%, 10/27/2036 (A)	400	406

SEI Institutional Managed Trust / Annual Report / September 30, 2014	149

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BXG Receivables Note Trust, Ser 2012-A, Cl A
2.660%, 12/02/2027 (B)	$52	$52
Carlyle Global Market Strategies Commodities Funding, Ser 2014-1A, Cl A
4.076%, 10/15/2021 (A) (B)	250	250
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A4
4.499%, 11/25/2034	11	11
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
5.291%, 11/25/2034	125	129
CIT Education Loan Trust, Ser 2007-1, Cl A
0.324%, 03/25/2042 (A) (B)	656	627
CNH Equipment Trust, Ser 2013-C, Cl A2
0.630%, 01/17/2017	161	161
CNH Equipment Trust, Ser 2014-A, Cl A2
0.490%, 06/15/2017	210	210
Concord Funding, Ser 2012-2, Cl A
3.145%, 01/15/2017 (B)	200	200
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
0.655%, 10/25/2034 (A)	614	577
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
0.695%, 12/25/2034 (A)	511	484
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.294%, 07/15/2036 (A)	109	98
Cronos Containers Program, Ser 2012-2A, Cl A
3.810%, 09/18/2027 (B)	160	160
CWHEQ Revolving Home Equity Loan Trust, Ser 2005-D, Cl 2A
0.344%, 11/15/2035 (A)	553	500
Educational Funding of the South, Ser 2011-1, Cl A2
0.884%, 04/25/2035 (A)	460	461
FFMLT Trust, Ser 2005-FF4, Cl M1
0.585%, 05/25/2035 (A)	495	492
FFMLT Trust, Ser 2005-FF8, Cl A2D
0.535%, 09/25/2035 (A)	416	414
First Franklin Mortgage Loan Asset-Backed Certificates, Ser 2004-FF5, Cl A3C
1.155%, 08/25/2034 (A)	1,160	1,068
FNDUS
3.235%, 10/31/2026	500	500

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ford Credit Auto Owner Trust, Ser 2014-1, Cl A
2.260%, 11/15/2025 (B)	$610	$610
Ford Credit Floorplan Master Owner Trust, Ser 2012-2, Cl A
1.920%, 01/15/2019	539	548
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.534%, 01/15/2018 (A)	112	112
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A1
1.500%, 09/15/2018	275	278
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	387	386
Ford Credit Floorplan Master Owner Trust, Ser 2014-4, Cl A1
1.400%, 08/15/2019	640	637
GCAT, Ser 2014-1, Cl A1
3.228%, 07/31/2019 (A)	252	252
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2024 (B)	585	578
GMAT Trust, Ser 2013-1A, Cl A
3.967%, 11/25/2043 (B)	216	217
GMAT Trust, Ser 2014-1A, Cl A
3.721%, 02/25/2044 (B)	93	94
GSAMP Trust, Ser 2005-HE4, Cl M1
0.602%, 07/25/2045 (A)	929	927
Higher Education Funding I, Ser 2014-1, Cl A
1.288%, 05/25/2034 (A) (B)	490	486
HLSS Servicer Advance Receivables Trust, Ser 2012-T2, Cl A2
1.990%, 10/15/2045 (B)	146	147
HLSS Servicer Advance Receivables Trust, Ser 2013-T1, Cl A2
1.495%, 01/16/2046 (B)	150	150
HLSS Servicer Advance Receivables Trust, Ser 2013-T7, Cl AT7
1.981%, 11/15/2046 (B)	586	587
HLSS Servicer Advance Receivables Trust, Ser 2014-T1, Cl AT1
1.244%, 01/17/2045 (B)	100	100
HLSS Servicer Advance Receivables Trust, Ser 2014-T2, Cl AT2
2.217%, 01/15/2047 (B)	111	112
ING Investment Management, Ser 2012-4A, Cl A1
1.624%, 10/15/2023 (A) (B)	450	449
JGWPT XXX LLC, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (B)	317	329
JGWPT XXXI LLC, Ser 2014-1A, Cl A
3.960%, 03/15/2063 (B)	297	306

150	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (B)	$410	$408
JPMorgan Chase Acquisition, Ser 2005-OPT1, Cl M1
0.605%, 06/25/2035 (A)	979	971
Kondaur Mortgage Asset Trust, Ser 2013-1, Cl A
4.458%, 08/25/2052 (A) (B)	46	46
Lehman ABS Manufactured Housing Contract Trust, Ser 2001-B, Cl A4
5.270%, 04/15/2040	339	363
Macquarie Equipment Funding Trust, Ser 2012-A, Cl A2
0.610%, 04/20/2015 (B)	8	8
Madison Avenue Manufactured Housing Contract, Ser 2002-A, Cl M2
2.405%, 03/25/2032 (A)	110	109
Mid-State Trust, Ser 2003-11, Cl A1
4.864%, 07/15/2038	851	907
Nationstar Agency Advance Funding Trust, Ser 2013-T1A, Cl AT1
0.997%, 02/15/2045 (B)	200	200
Navient Student Loan Trust, Ser 2014-1, Cl A2
0.465%, 03/27/2023 (A)	312	312
Navient Student Loan Trust, Ser 2014-1, Cl A3
0.665%, 06/25/2031 (A)	1,005	1,005
Navient Student Loan Trust, Ser 2014-2, Cl A
0.797%, 03/25/2043 (A)	1,030	1,030
Navient Student Loan Trust, Ser 2014-3, Cl A
0.777%, 02/25/2043 (A)	1,030	1,030
Navient Student Loan Trust, Ser 2014-4, Cl A
0.777%, 03/25/2043 (A)	600	600
Navitas Equipment Receivables, Ser 2013-1, Cl A
1.950%, 11/15/2016 (B)	70	70
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
0.414%, 10/27/2036 (A)	478	474
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
0.344%, 10/25/2033 (A)	311	306
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
0.333%, 03/23/2037 (A)	100	98
Nelnet Student Loan Trust, Ser 2006-1, Cl A4
0.325%, 11/23/2022 (A)	165	165

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nelnet Student Loan Trust, Ser 2006-2, Cl A4
0.314%, 10/26/2026 (A)	$563	$562
Nelnet Student Loan Trust, Ser 2007-1, Cl A1
0.245%, 11/27/2018 (A)	68	68
Nelnet Student Loan Trust, Ser 2007-2A, Cl A3L
0.584%, 03/25/2026 (A) (B)	1,201	1,193
Nelnet Student Loan Trust, Ser 2010-4A, Cl A
0.955%, 04/25/2046 (A) (B)	166	167
Nelnet Student Loan Trust, Ser 2011-1A, Cl A
1.005%, 02/25/2043 (A) (B)	938	951
Nelnet Student Loan Trust, Ser 2014-3A, Cl A
0.735%, 06/25/2041 (A) (B)	738	738
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
1.105%, 11/25/2043 (A) (B)	500	500
New Residential Advance Receivables Trust, Ser 2014-T1, Cl A1
1.274%, 03/15/2045 (B)	188	188
North Carolina State Education Assistance Authority, Ser 2011-2, Cl A2
1.034%, 07/25/2025 (A)	450	452
NYMT Residential, Ser 2012-RP1A, Cl NOTE
4.250%, 12/25/2017 (A) (B)	150	150
NYMT Residential, Ser 2013-RP3A, Cl NOTE
4.850%, 09/25/2018 (B)	328	328
OneMain Financial Issuance Trust, Ser 2014-2A, Cl A
2.470%, 09/18/2024 (B)	478	478
Park Place Securities, Ser 2004-MCW1, Cl M1
1.092%, 10/25/2034 (A)	143	142
Park Place Securities, Ser 2004-MHQ1, Cl M2
1.280%, 12/25/2034 (A)	493	494
Park Place Securities, Ser 2004-WCW1, Cl M2
1.175%, 09/25/2034 (A)	793	786
Park Place Securities, Ser 2004-WCW2, Cl M1
1.085%, 10/25/2034 (A)	389	389
Residential Asset Mortgage Products, Ser 2004-RZ1, Cl AI7
4.030%, 01/25/2033 (A)	1	1
Residential Asset Mortgage Products, Ser 2005-EFC5, Cl A3
0.495%, 10/25/2035 (A)	23	23

SEI Institutional Managed Trust / Annual Report / September 30, 2014	151

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Residential Asset Mortgage Products, Ser 2006-RZ1, Cl A3
0.455%, 03/25/2036 (A)	$248	$241
RSB Bondco LLC, Ser 2007-A, Cl A3
5.820%, 06/28/2019	405	442
Scholar Funding Trust, Ser 2011-A, Cl A
1.135%, 10/28/2043 (A) (B)	356	357
Selene Non-Performing Loans, Ser 2014-1A, Cl A
2.981%, 05/25/2054 (B)	102	101
SLC Student Loan Trust, Ser 2007-2, Cl A2
0.634%, 05/15/2028 (A)	134	134
SLM Private Education Loan Trust, Ser 2012-A, Cl A1
1.554%, 08/15/2025 (A) (B)	428	433
SLM Private Education Loan Trust, Ser 2012-C, Cl A1
1.254%, 08/15/2023 (A) (B)	244	245
SLM Private Education Loan Trust, Ser 2012-D, Cl A2
2.950%, 02/15/2046 (B)	550	567
SLM Private Education Loan Trust, Ser 2012-E, Cl A1 0.904%,
10/16/2023 (A) (B)	74	74
SLM Private Education Loan Trust, Ser 2012-E, Cl A2B 1.904%,
06/15/2045 (A) (B)	655	676
SLM Private Education Loan Trust, Ser 2013-1, Cl B
1.955%, 11/25/2043 (A)	180	180
SLM Private Education Loan Trust, Ser 2013-A, Cl A1
0.754%, 08/15/2022 (A) (B)	590	591
SLM Private Education Loan Trust, Ser 2013-B, Cl A1
0.804%, 07/15/2022 (A) (B)	167	167
SLM Private Education Loan Trust, Ser 2013-B, Cl A2A
1.850%, 06/17/2030 (B)	744	724
SLM Private Education Loan Trust, Ser 2013-C, Cl A1
1.004%, 02/15/2022 (A) (B)	372	373
SLM Student Loan Trust, Ser 2003-11, Cl A6
0.984%, 12/15/2025 (A) (B)	350	350
SLM Student Loan Trust, Ser 2004-8, Cl B
0.694%, 01/25/2040 (A)	134	122
SLM Student Loan Trust, Ser 2005-5, Cl A3
0.334%, 04/25/2025 (A)	87	87
SLM Student Loan Trust, Ser 2005-6, Cl A5B
1.434%, 07/27/2026 (A)	212	216

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2005-7, Cl A4
0.384%, 10/25/2029 (A)	$779	$758
SLM Student Loan Trust, Ser 2005-9, Cl A5
0.354%, 01/27/2025 (A)	451	451
SLM Student Loan Trust, Ser 2006-2, Cl A6
0.404%, 01/25/2041 (A)	540	497
SLM Student Loan Trust, Ser 2006-3, Cl A5
0.334%, 01/25/2021 (A)	531	524
SLM Student Loan Trust, Ser 2006-5, Cl A5
0.344%, 01/25/2027 (A)	1,416	1,402
SLM Student Loan Trust, Ser 2006-7, Cl A4
0.304%, 04/25/2022 (A)	49	49
SLM Student Loan Trust, Ser 2006-8, Cl A6
0.394%, 01/25/2041 (A)	540	491
SLM Student Loan Trust, Ser 2007-2, Cl B
0.404%, 07/25/2025 (A)	178	161
SLM Student Loan Trust, Ser 2007-6, Cl B
1.084%, 04/27/2043 (A)	152	139
SLM Student Loan Trust, Ser 2008-2, Cl B
1.434%, 01/25/2029 (A)	160	145
SLM Student Loan Trust, Ser 2008-3, Cl B
1.434%, 04/25/2029 (A)	160	148
SLM Student Loan Trust, Ser 2008-4, Cl A4
1.884%, 07/25/2022 (A)	1,300	1,367
SLM Student Loan Trust, Ser 2008-4, Cl B
2.084%, 04/25/2029 (A)	160	159
SLM Student Loan Trust, Ser 2008-5, Cl A3
1.534%, 01/25/2018 (A)	153	154
SLM Student Loan Trust, Ser 2008-5, Cl B
2.084%, 07/25/2029 (A)	160	164
SLM Student Loan Trust, Ser 2008-6, Cl B
2.084%, 07/25/2029 (A)	160	160
SLM Student Loan Trust, Ser 2008-7, Cl B
2.084%, 07/25/2029 (A)	160	161
SLM Student Loan Trust, Ser 2008-8, Cl B
2.484%, 10/25/2029 (A)	160	169

152	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SLM Student Loan Trust, Ser 2008-9, Cl B
2.484%, 10/25/2029 (A)	$160	$170
SLM Student Loan Trust, Ser 2010-1, Cl A
0.555%, 03/25/2025 (A)	325	325
SLM Student Loan Trust, Ser 2012-3, Cl A
0.805%, 12/26/2025 (A)	941	948
SLM Student Loan Trust, Ser 2012-6, Cl B
1.155%, 04/27/2043 (A)	249	232
SLM Student Loan Trust, Ser 2013-2, Cl B
1.655%, 06/25/2043 (A)	128	125
SLM Student Loan Trust, Ser 2013-3, Cl A2
0.455%, 05/26/2020 (A)	287	287
SLM Student Loan Trust, Ser 2013-3, Cl B
1.655%, 09/25/2043 (A)	136	133
SLM Student Loan Trust, Ser 2013-4, Cl A
0.705%, 06/25/2027 (A)	396	396
SLM Student Loan Trust, Ser 2013-5, Cl A2
0.555%, 10/26/2020 (A)	228	229
SLM Student Loan Trust, Ser 2013-6, Cl A2
0.655%, 02/25/2021 (A)	125	125
SLM Student Loan Trust, Ser 2013-6, Cl A3
0.805%, 06/26/2028 (A)	532	530
SLM Student Loan Trust, Ser 2013-C, Cl A2A
2.940%, 10/15/2031 (B)	129	132
SLM Student Loan Trust, Ser 2013-M1, Cl M1
3.500%, 10/28/2029 (B)	668	661
SLM Student Loan Trust, Ser 2014-1, Cl A2
0.535%, 07/26/2021 (A)	208	208
SLM Student Loan Trust, Ser 2014-2, Cl A3
0.745%, 03/26/2029 (A)	448	450
SLM Student Loan Trust, Ser 2014-A, Cl A1
0.755%, 07/15/2022 (A) (B)	175	175
SLM Student Loan Trust, Ser 2014-A, Cl A2A
2.590%, 01/15/2026 (B)	225	226
Springleaf Funding Trust, Ser 2013-AA, Cl A
2.580%, 09/15/2021 (B)	600	604

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Springleaf Funding Trust, Ser 2013-BA, Cl A
3.920%, 01/16/2023 (B)	$250	$256
Springleaf Funding Trust, Ser 2014-AA, Cl A
2.680%, 05/25/2023	750	750
2.410%, 12/15/2022 (B)	467	466
Springleaf Funding Trust, Ser 2014-AA, Cl B
4.590%, 10/25/2027	125	125
Stanwich Mortgage Loan Trust, Ser 2012-NPL4, Cl A
2.981%, 09/15/2042 (B)	29	29
Stanwich Mortgage Loan Trust, Ser 2013-NPL1, Cl A
2.981%, 02/16/2043 (B)	100	101
Stanwich Mortgage Loan Trust, Ser 2013-NPL2, Cl A
3.228%, 04/16/2059 (B)	196	196
Structured Asset Securities, Ser 2005-WF2, Cl A3
0.755%, 05/25/2035 (A)	863	862
Structured Asset Securities, Ser 2006-WF2, Cl A3
0.305%, 07/25/2036 (A)	422	420
TAL Advantage, Ser 2006-1A, Cl N
0.346%, 04/20/2021 (A) (B)	166	165
Trade Maps, Ser 2013-1A, Cl A
0.854%, 12/10/2018 (A) (B)	737	739
Trafigura Securitisation Finance, Ser 2012-1A, Cl A
2.554%, 10/15/2015 (A) (B)	137	138
US Residential Opportunity Fund Trust, Ser 2014-1A, Cl NOTE
3.466%, 03/25/2034 (B)	90	91
Vericrest Opportunity Loan Transferee, Ser 2014-3A, Cl A1
3.250%, 05/25/2054	154	155
Vericrest Opportunity Loan Transferee, Ser 2014-NPL4, Cl A1
3.125%, 04/27/2054	597	597
VOLT, Ser 2013-NPL3, Cl A1
4.250%, 04/25/2053 (B)	148	148
VOLT, Ser 2013-NPL5, Cl A1
3.625%, 04/25/2055	94	95
VOLT, Ser 2013-NPL6, Cl A1
3.625%, 03/25/2054 (B)	158	159
VOLT, Ser 2014-NPL1, Cl A1
3.625%, 10/27/2053	197	197
VOLT, Ser 2014-NPL2, Cl A1
3.625%, 11/25/2053 (B)	199	199
VOLT, Ser 2014-NPL3, Cl A1
3.250%, 11/25/2053 (B)	356	357
VOLT, Ser 2014-NPL5, Cl A1
3.228%, 09/25/2058	304	303

SEI Institutional Managed Trust / Annual Report / September 30, 2014	153

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

VOLT, Ser 2014-NPL6, Cl A1
3.125%, 09/25/2043	$296	$296
VOLT, Ser 2014-NPL6, Cl A2
4.250%, 09/25/2043	100	98

		61,180

Total Asset-Backed Securities (Cost $104,120) ($ Thousands)		106,103

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
FHLB
5.500%, 07/15/2036	300	389
0.875%, 05/24/2017	10	10
0.750%, 05/26/2015 (D)	950	942
0.069%, 10/29/2014 (E)	4,930	4,930
0.065%, 11/28/2014 (E)	1,095	1,095
0.060%, 11/24/2014 (E)	2,260	2,260
FHLMC
2.375%, 01/13/2022	1,500	1,491
0.160%, 11/17/2014 (E)	5,000	5,000
FICO STRIPS, PO
9.800%, 11/30/2017	875	1,100
9.700%, 04/05/2019	320	429
8.600%, 09/26/2019	845	1,106
3.582%, 12/06/2017 (E)	660	629
1.621%, 10/06/2017 (E)	360	345
0.000%, 05/11/2018 to 09/26/2019	2,225	2,067
FNMA
5.375%, 06/12/2017	50	56
3.886%, 06/01/2017 (E)	600	581
3.389%, 03/25/2024	286	295
2.625%, 09/06/2024	303	298
2.140%, 10/09/2019 (E)	4,270	3,787
Resolution Funding STRIPS (E)
2.243%, 07/15/2020	2,915	2,555
1.809%, 10/15/2019	200	180
Tennessee Valley Authority
5.880%, 04/01/2036	250	326
5.250%, 09/15/2039	390	474
4.625%, 09/15/2060	60	65
2.875%, 09/15/2024	835	829
1.750%, 10/15/2018	83	83

Total U.S. Government Agency Obligations (Cost $31,110) ($ Thousands)		31,322

SOVEREIGN DEBT — 1.4%
Colombia Government International Bond
5.625%, 02/26/2044	1,070	1,177
Fed Republic of Brazil
4.250%, 01/07/2025	200	198
Indonesia Government International Bond
3.750%, 04/25/2022 (B)	470	453

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Israel Government AID Bond
2.547%, 11/15/2019 (E)	$500	$446
Kommunalbanken
1.125%, 05/23/2018 (B)	940	926
Mexico Government International Bond MTN
5.750%, 10/12/2110	694	717
5.550%, 01/21/2045	3,332	3,702
4.750%, 03/08/2044	60	59
4.000%, 10/02/2023	144	149
3.500%, 01/21/2021	195	198
Poland Government International Bond
4.000%, 01/22/2024	1,666	1,712
Province of Manitoba Canada
3.050%, 05/14/2024	225	227
Province of Quebec Canada
6.350%, 01/30/2026	70	88
2.625%, 02/13/2023	620	608
Russia Government International Bond
7.500%, 03/31/2030 (B)	796	892
Slovakia Government International Bond
4.375%, 05/21/2022 (B)	680	725
Slovenia Government International Bond (B)
5.850%, 05/10/2023	200	222
5.500%, 10/26/2022	420	456
5.250%, 02/18/2024	415	442
South Africa Government International Bond
5.875%, 09/16/2025	750	825
Tunisia Government AID Bonds
2.452%, 07/24/2021	385	384
Turkey Government International Bond
6.250%, 09/26/2022	450	495
5.750%, 03/22/2024	580	616
United Mexican States MTN
6.050%, 01/11/2040	100	118

Total Sovereign Debt (Cost $15,171) ($ Thousands)		15,835

MUNICIPAL BONDS — 0.6%
American Municipal Power, Build America Project, RB
7.499%, 02/15/2050	80	113
California State, Build America Project, GO
7.600%, 11/01/2040	235	347
6.650%, 03/01/2022	250	309
California State, GO
6.200%, 03/01/2019	300	351
Chicago, Ser B, GO
6.314%, 01/01/2044	380	388

154	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Clark County, Airport System Revenue, Build America Project, Ser C, RB
6.820%, 07/01/2045	$260	$358
Houston, Ser A, GO
6.290%, 03/01/2032	470	583
Illinois State, GO
5.877%, 03/01/2019	120	133
5.100%, 06/01/2033	535	519
4.950%, 06/01/2023	650	674
4.350%, 06/01/2018	475	495
Los Angeles, Community College District, Build America Project, GO
6.750%, 08/01/2049	270	386
Los Angeles, Department of Airports, Build America Project, RB
6.582%, 05/15/2039	25	32
New Jersey State, Turnpike Authority, Build America Project, Ser C, RB
7.102%, 01/01/2041	345	478
New York and New Jersey, Port Authority, RB
5.647%, 11/01/2040	105	127
4.458%, 10/01/2062	365	364
North Texas, Tollway Authority, Build America Project, Ser B, RB
6.718%, 01/01/2049	311	429
Ohio State University, Ser A, RB
4.800%, 06/01/2111	266	276

Total Municipal Bonds (Cost $5,596) ($ Thousands)		6,362

COLLATERALIZED DEBT OBLIGATIONS — 0.3%

Other Asset-Backed Securities — 0.3%
AMMC CLO XIV, Ser 2014-14A, Cl A1L
1.680%, 07/27/2026 (A) (B)	500	500
Cent CLO, Ser 2013-18A, Cl A
1.353%, 07/23/2025 (A) (B)	500	492
Eaton Vance CLO, Ser 2014-1A, Cl A
1.685%, 07/15/2026 (A) (B)	200	200
Flatiron CLO, Ser 2014-1A, Cl A1
1.607%, 07/17/2026 (A) (B)	500	497
ING Investment Management CLO, Ser 2014-1A, Cl A1
1.769%, 04/18/2026 (A) (B)	540	540
OHA Credit Partners VII, Ser 2012-7A, Cl A
1.649%, 11/20/2023 (A) (B)	450	449
Voya CLO, Ser 2014-2A, Cl A1
1.673%, 07/17/2026 (A) (B)	500	500

Total Collateralized Debt Obligations (Cost $3,182) ($ Thousands)		3,178

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 30.7%
U.S. Treasury Bills (E)
0.027%, 11/06/2014	$40	$40
U.S. Treasury Bonds
6.375%, 08/15/2027	50	70
6.125%, 08/15/2029	325	244
5.375%, 02/15/2031	100	132
5.250%, 02/15/2029	100	129
5.000%, 05/15/2037	965	1,273
4.750%, 02/15/2037	100	128
4.500%, 05/15/2038	200	247
4.375%, 02/15/2038	550	668
4.250%, 05/15/2039	100	120
3.750%, 11/15/2043	6,664	7,366
3.625%, 08/15/2043	688	744
3.625%, 02/15/2044	7,969	8,612
3.375%, 05/15/2044	3,595	3,711
3.125%, 11/15/2041	30	30
3.125%, 02/15/2042	1,075	1,064
3.125%, 02/15/2043	340	335
3.125%, 08/15/2044	10,614	10,445
2.875%, 05/15/2043	17,600	16,486
2.750%, 08/15/2042	4,560	4,178
2.750%, 11/15/2042	7,833	7,166
2.724%, 08/15/2023	500	398
2.625%, 11/15/2020	200	206
1.840%, 11/15/2019	200	181
U.S. Treasury Inflation Protected Securities
2.500%, 01/15/2029	111	135
2.125%, 02/15/2040	231	286
1.625%, 01/15/2015	412	412
1.375%, 02/15/2044	1,625	1,739
0.750%, 02/15/2042	221	203
0.625%, 02/15/2043	2,870	2,534
0.500%, 04/15/2015	934	935
0.125%, 04/15/2017	955	967
0.125%, 07/15/2024	838	804
U.S. Treasury Notes
4.625%, 11/15/2016	1,400	1,516
4.500%, 05/15/2017	1,700	1,857
4.250%, 11/15/2017	5,075	5,556
3.500%, 02/15/2018	1,350	1,448
3.125%, 04/30/2017	3,530	3,729
3.125%, 05/15/2021	1,250	1,325
2.750%, 05/31/2017	1,000	1,047
2.750%, 02/15/2019	250	262
2.750%, 02/15/2024	2,028	2,076
2.500%, 05/15/2024	9,602	9,608
2.375%, 05/31/2018	500	517
2.375%, 08/15/2024	20,792	20,552
2.250%, 11/30/2017	11,350	11,430
2.250%, 07/31/2021	1,867	1,873
2.125%, 01/31/2021	520	520
2.125%, 06/30/2021	4,120	4,102

SEI Institutional Managed Trust / Annual Report / September 30, 2014	155

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

2.000%, 05/31/2021	$6,400	$6,325
2.000%, 08/31/2021	2,134	2,105
2.000%, 02/15/2022	200	196
1.750%, 09/30/2019	6,664	6,655
1.625%, 03/31/2019	7,395	7,374
1.625%, 04/30/2019	9,395	9,360
1.625%, 06/30/2019 (C)	4,188	4,166
1.625%, 07/31/2019 (C)	10,027	9,964
1.625%, 08/31/2019	2,252	2,209
1.500%, 07/31/2016	360	366
1.500%, 08/31/2018	400	400
1.500%, 01/31/2019	18,924	18,806
1.500%, 05/31/2019	2,462	2,436
1.375%, 02/28/2019	4,747	4,686
1.000%, 09/15/2017	10,464	10,448
1.000%, 11/30/2019	800	767
0.875%, 09/15/2016	3,180	3,197
0.875%, 05/15/2017	4,662	4,656
0.875%, 07/15/2017 (C)	9,243	9,211
0.875%, 08/15/2017	740	736
0.750%, 10/31/2017	320	316
0.750%, 12/31/2017	755	743
0.625%, 08/31/2017	2,759	2,723
0.625%, 09/30/2017	5,113	5,038
0.500%, 07/31/2016	12,625	12,626
0.500%, 08/31/2016 (C)	8,680	8,671
0.250%, 05/15/2015	3,210	3,214
0.086%, 09/30/2016 (E)	14,376	14,352
U.S. Treasury STRIPS
6.291%, 05/15/2024 (E)	200	155
5.902%, 05/15/2026 (E)	100	72
5.584%, 05/15/2036 (E)	100	50

5.546%, 02/15/2024 (E)	75	59
5.515%, 05/15/2029 (E)	100	64
5.200%, 08/15/2027 (E)	800	547
5.145%, 05/15/2034 (E)	175	93
5.100%, 02/15/2034 (E)	250	134
5.055%, 02/15/2028 (E)	653	438
4.972%, 08/15/2033 (E)	300	164
4.907%, 05/15/2028 (E)	700	465
4.853%, 05/15/2033 (E)	425	234
4.779%, 11/15/2026 (E)	1,100	775
4.674%, 08/15/2019 (E)	1,350	1,234
4.359%, 02/15/2030 (E)	1,300	806
4.304%, 05/15/2030 (E)	400	246
4.259%, 11/15/2032 (E)	250	140
4.230%, 11/15/2030 (E)	1,450	876
4.206%, 11/15/2033 (E)	750	405
4.168%, 02/15/2027 (E)	1,350	941
4.125%, 11/15/2029 (E)	550	344
4.006%, 11/15/2027	1,930	1,313
3.963%, 05/15/2043 (E)	1,150	443
3.943%, 08/15/2020 (E)	3,550	3,137
3.855%, 08/15/2030 (E)	700	426
3.847%, 05/15/2027 (E)	315	218
3.846%, 02/15/2033 (E)	100	56
3.837%, 11/15/2024 (E)	250	190
3.764%, 11/15/2016 (C) (E)	200	197

Description	Face Amount ($ Thousands)/ Shares/Contracts	Market Value ($ Thousands)

3.645%, 02/15/2017 (E)	$4,460	$4,370
3.560%, 02/15/2031 (C) (E)	1,025	613
3.530%, 11/15/2031 (E)	710	413
3.530%, 05/15/2032 (E)	850	485
3.521%, 05/15/2031 (E)	560	332
3.440%, 02/15/2029 (E)	500	322
3.431%, 02/15/2018 (E)	925	884
3.424%, 05/15/2018 (E)	250	237
3.352%, 02/15/2032 (E)	900	519
3.337%, 08/15/2031 (E)	275	161
3.260%, 05/15/2020 (E)	3,359	2,995
3.143%, 11/15/2017 (E)	650	626
2.950%, 05/15/2035 (E)	100	51
2.870%, 05/15/2019 (E)	1,875	1,725
2.844%, 11/15/2034 (E)	200	104
2.715%, 08/15/2022 (E)	100	82
2.696%, 08/15/2021 (E)	450	384
2.669%, 02/15/2023 (C) (E)	3,550	2,871
2.650%, 05/15/2023 (E)	1,700	1,362
2.566%, 08/15/2018 (E)	850	801
2.504%, 05/15/2022 (E)	400	333
2.470%, 11/15/2022 (E)	1,100	898
2.459%, 11/15/2023 (E)	100	79
2.458%, 02/15/2022 (E)	1,885	1,581
2.398%, 02/15/2021 (E)	2,880	2,504
2.274%, 11/15/2021 (E)	1,600	1,354
1.891%, 05/15/2021 (E)	2,550	2,195
1.684%, 02/15/2020 (E)	3,550	3,192
1.419%, 08/15/2026 (E)	47	33
1.130%, 02/15/2035 (E)	40	21

Total U.S. Treasury Obligations (Cost $331,425) ($ Thousands)		336,901

AFFILIATED PARTNERSHIP — 2.6%
SEI Liquidity Fund, L.P. 0.080% ** †(F)	28,699,779	28,700

Total Affiliated Partnership (Cost $28,700) ($ Thousands)		28,700

CASH EQUIVALENT — 6.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010% ** †	65,985,428	65,985

Total Cash Equivalent (Cost $65,985) ($ Thousands)		65,985

Total Investments — 111.9% (Cost $1,201,061) ($ Thousands)		$1,228,874

WRITTEN OPTIONS*‡‡ — 0.0%
December 2014, U.S. 10-Year Treasury Note Call, Expires 11/22/14, Strike Price: $127.00	(54)	(9)
December 2014, U.S. 10-Year Treasury Note Put, Expires 11/22/14, Strike Price: $122.00	(54)	(8)

156	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Contracts	Market Value ($ Thousands)

November 2014, U.S. 10-Year Treasury Note Call, Expires 10/18/14, Strike Price: $126.50	(10)	$(1)
November 2014, U.S. Long Treasury Bond Future Call, Expires 10/18/14, Strike Price: $140.00	(16)	(6)
November 2014, U.S. Long Treasury Bond Future Put, Expires 10/18/14, Strike Price: $133.00	(16)	(1)
November 2020 U.S. CPI Urban Consumers NSA Call, Expires 11/23/20, Strike Inflation 0.000%	(1,490,000)	(1)

Total Written Options (Premiums Received $(56)) ($ Thousands)		$(26)

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	74	Dec-2016	$(5)
90-Day Euro$	(10)	Dec-2017	—
90-Day Euro$	43	Jun-2016	(1)
90-Day Euro$	(62)	Jun-2018	(34)
90-Day Euro$	20	Mar-2015	11
90-Day Euro$	(20)	Mar-2016	12
U.S. 10-Year Treasury Note	42	Dec-2014	(12)
U.S. 10-Year Treasury Note	(186)	Dec-2014	120
U.S. 2-Year Treasury Note	(305)	Dec-2014	29
U.S. 2-Year Treasury Note	16	Dec-2014	(5)
U.S. 5-Year Treasury Note	246	Dec-2014	20
U.S. Long Treasury Bond	(85)	Dec-2014	96
U.S. Ultra Long Treasury Bond	(120)	Dec-2014	107
U.S. Ultra Long Treasury Bond	16	Dec-2014	(2)

			$336

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the outstanding OTC swap agreements held by the Fund at September 30, 2014, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays Bank	2.48%	3 Month USD-LIBOR	11/15/2027	$415	$(3)
Barclays Bank	2.42%	3 Month USD-LIBOR	11/15/2027	420	1
Citigroup	2.71%	3 Month USD-LIBOR	08/15/2042	830	74

					$72

A list of the outstanding centrally cleared swap agreements held by the Fund at September 30, 2014, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Citigroup	3.68%	3 Month USD-LIBOR	11/15/2043	$ 725	$(69)

For the year ended September 30, 2014 the total amount of open swap agreements, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on a Net Assets of $1,098,480 ($ Thousands).

*	Non-Income Producing Security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security.

‡	Real Estate Investment Trust.

‡‡	For the year ended September 30, 2014, the total amount of all written options, as presented in the Schedule of Investments are representative of the volume of activity for these derivative types during the year.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014. The date reported on the Schedule of Investments is the final maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $27,900 ($ Thousands).

(D)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2014. The coupon on a step bond changes on a specified date.

(E)	The rate reported is the effective yield at time of purchase.

(F)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2014 was $28,700 ($ Thousands).

ABS — Asset-Backed Security

ACES — Alternative Credit Enhancement Structure

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CLO — Collateralized Loan Obligation

CMBS — Commercial Mortgage-Backed Securities

CMO — Collateralized Mortgage Obligation

FDIC — Federal Deposit Insurance Corporation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FICO — Financing Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

LIBOR — London Interbank Offered Rate

L.P. — Limited Partnership

LLC — Limited Liability Company

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

PO — Principle Only

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

RB — Revenue Bond

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

TBA	— To Be Announced

SEI Institutional Managed Trust / Annual Report / September 30, 2014	157

SCHEDULE OF INVESTMENTS

U.S. Fixed Income Fund (Concluded)

September 30, 2014

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$388,143	$—	$388,143
Corporate Obligations	—	246,345	—	246,345
Asset-Backed Securities	—	106,103	—	106,103
U.S. Government Agency Obligations	—	31,322	—	31,322
Sovereign Debt	—	15,835	—	15,835
Municipal Bonds	—	6,362	—	6,362
Collateralized Debt Obligations	—	3,178	—	3,178
U.S. Treasury Obligations	—	336,901	—	336,901
Affiliated Partnership	—	28,700	—	28,700
Cash Equivalent	65,985	—	—	65,985

Total Investments in Securities	$65,985	$1,162,889	$—	$1,228,874

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Written Options	$(26)	$—	$—	$(26)
Futures*
Unrealized Appreciation	395	—	—	395
Unrealized Depreciation	(59)	—	—	(59)
OTC Swaps*
Interest Rate Swaps	—	—	—	—
Unrealized Appreciation	—	75	—	75
Unrealized Depreciation	—	(3)	—	(3)
Centrally Cleared Swaps*	—	—	—	—
Interest Rate Swaps	—	—	—	—
Unrealized Depreciation	—	(69)	—	(69)

Total Other Financial Instruments	$310	$3	$—	$313

*	Futures contracts and swaps are valued at the unrealized appreciation (depreciation) of the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

158	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

High Yield Bond Fund

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 74.8%

Consumer Discretionary — 18.6%
1011778 B.C. ULC / New Red Finance
6.000%, 04/01/2022 (A)	$1,776	$1,765
Academy
9.250%, 08/01/2019 (A)	655	693
Adelphia Communications (Escrow Security) (B)
10.250%, 06/15/2011	150	1
0.000%, 01/15/2009	225	2
Adelphia Communications (Escrow Security), Ser B (B)
0.000%, 02/15/2004	25	—
Affinity Gaming
9.000%, 05/15/2018	1,675	1,625
Allegion US Holding
5.750%, 10/01/2021	1,031	1,052
American Achievement
10.875%, 04/15/2016 (A)	2,615	2,589
American Axle & Manufacturing
6.250%, 03/15/2021	595	619
American Axle & Manufacturing Holdings
7.750%, 11/15/2019	275	308
Apex Tool Group
7.000%, 02/01/2021 (A)	1,705	1,569
Armored Autogroup
9.250%, 11/01/2018	845	866
Ashtead Capital
6.500%, 07/15/2022 (A)	3,855	4,086
Aventine (Escrow Security)
0.000%, 10/15/2049 (B) (C) (D) (E)	2,750	1
Baker & Taylor Acquisitions
15.000%, 04/01/2017 (A)	752	707
Beazer Homes USA
5.750%, 06/15/2019	1,560	1,509

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Belo
7.750%, 06/01/2027	$1,675	$1,851
Bon-Ton Department Stores
8.000%, 06/15/2021	2,535	2,269
Boyd Gaming
9.000%, 07/01/2020	1,980	2,099
Cablevision Systems
7.750%, 04/15/2018	500	542
5.875%, 09/15/2022	1,917	1,855
Caesars Entertainment Operating
9.000%, 02/15/2020	11,410	8,728
8.500%, 02/15/2020	1,260	964
Caesars Entertainment Resort Properties
8.000%, 10/01/2020 (A)	3,259	3,210
Caesars Growth Properties Holdings
9.375%, 05/01/2022 (A)	1,595	1,396
Carmike Cinemas
7.375%, 05/15/2019	750	795
CBS Outdoor Americas Capital (A)
5.875%, 03/15/2025	800	804
5.250%, 02/15/2022	390	390
CCO Holdings
7.375%, 06/01/2020	835	883
7.000%, 01/15/2019	885	919
6.500%, 04/30/2021	2,350	2,450
5.250%, 03/15/2021	620	608
5.250%, 09/30/2022	530	519
5.125%, 02/15/2023	2,000	1,920
Cedar Fair
5.375%, 06/01/2024 (A)	1,174	1,139
5.250%, 03/15/2021	2,250	2,216
Century Communities
6.875%, 05/15/2022 (A)	2,295	2,312
Cequel Communications Holdings (Escrow)
6.375%, 9/15/2020 (A)	3,560	3,662
Cequel Communications Holdings I
5.125%, 12/15/2021 (A)	360	345
Chassix
9.250%, 08/01/2018 (A)	970	958
Chester Downs & Marina
9.250%, 02/01/2020 (A)	4,130	3,882
Chinos Intermediate Holdings A
7.750%, 05/01/2019 (A)	525	497
Chrysler Group
8.250%, 06/15/2021	5,155	5,619
Cinemark USA
7.375%, 06/15/2021	565	605
5.125%, 12/15/2022	1,390	1,366
4.875%, 06/01/2023	500	476
Claire’s Stores
9.000%, 03/15/2019 (A)	1,590	1,618
8.875%, 03/15/2019	745	618

SEI Institutional Managed Trust / Annual Report / September 30, 2014	159

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Clear Channel Worldwide Holdings
7.625%, 03/15/2020	$1,460	$1,514
6.500%, 11/15/2022	3,245	3,309
Cogeco Cable
4.875%, 05/01/2020 (A)	1,050	1,042
Columbus International
7.375%, 03/30/2021 (A)	3,330	3,463
Conn’s
7.250%, 07/15/2022 (A)	2,427	2,066
CSC Holdings
8.625%, 02/15/2019	2,125	2,428
6.750%, 11/15/2021	1,250	1,331
5.250%, 06/01/2024 (A)	3,830	3,677
CST Brands
5.000%, 05/01/2023	350	341
Dana Holding
6.750%, 02/15/2021	1,108	1,173
6.500%, 02/15/2019	515	534
6.000%, 09/15/2023	520	537
5.375%, 09/15/2021	200	204
DBP Holding
7.750%, 10/15/2020 (A)	936	814
DCP
10.750%, 08/15/2015 (A)	1,114	1,116
DISH DBS
7.875%, 09/01/2019	1,550	1,752
6.750%, 06/01/2021	1,690	1,817
5.875%, 7/15/2022	3,975	4,055
5.125%, 05/01/2020	40	40
5.000%, 03/15/2023	2,805	2,691
Eldorado Resorts
8.625%, 06/15/2019 (A)	1,490	1,565
Empire Today
11.375%, 02/01/2017 (A)	2,000	2,000
Expo Event Transco
9.000%, 06/15/2021 (A)	550	567
Fontainebleau Las Vegas Holdings
10.250%, 06/15/2015 (A) (B)	3,125	33
Gannett (A)
5.500%, 09/15/2024	960	946
4.875%, 09/15/2021	400	387
General Motors
6.250%, 10/02/2043	890	1,041
4.875%, 10/02/2023	1,760	1,861
Gestamp Funding Luxembourg
5.625%, 05/31/2020 (A)	2,720	2,747
Gibson Brands
8.875%, 08/01/2018 (A)	1,414	1,382
Goodyear Tire & Rubber
6.500%, 03/01/2021	2,700	2,808
Graton Economic Development Authority
9.625%, 09/01/2019 (A)	1,900	2,171
GRD Holdings III
10.750%, 06/01/2019 (A)	1,810	1,996

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Guitar Center (A)
9.625%, 04/15/2020	$1,745	$1,339
6.500%, 04/15/2019	2,270	2,043
Gymboree
9.125%, 12/01/2018	830	232
Harrah’s Operating
11.250%, 06/01/2017	530	411
10.000%, 12/15/2018	698	161
Hillman Group
6.375%, 07/15/2022 (A)	330	319
Icahn Enterprises
6.000%, 08/01/2020	2,895	2,975
5.875%, 02/01/2022	1,615	1,615
4.875%, 03/15/2019	2,961	2,917
iHeartCommunications
14.000%, 02/01/2021	2,576	2,357
9.000%, 12/15/2019	529	533
9.000%, 03/01/2021	530	527
9.000%, 09/15/2022 (A)	3,870	3,841
International Automotive Components Group SL
9.125%, 06/01/2018 (A)	1,700	1,794
inVentiv Health (A)
11.000%, 08/15/2018	388	313
10.000%, 08/15/2018	537	497
9.000%, 1/15/2018	750	778
Isle of Capri Casinos
5.875%, 03/15/2021	375	380
JC Penney
8.125%, 10/01/2019	305	297
6.375%, 10/15/2036	265	205
5.750%, 02/15/2018	665	622
5.650%, 06/01/2020	3,655	3,070
L Brands
6.950%, 03/01/2033	1,146	1,180
6.625%, 04/01/2021	1,065	1,171
5.625%, 02/15/2022	1,175	1,225
5.625%, 10/15/2023	585	610
Landry’s
9.375%, 05/01/2020 (A)	2,998	3,170
Liberty Media
8.250%, 02/01/2030 (A)	5,215	5,717
Live Nation Entertainment
7.000%, 09/01/2020 (A)	850	903
MCE Finance
5.000%, 02/15/2021 (A)	800	768
McGraw-Hill Global Education Holdings
9.750%, 04/01/2021	450	497
MDC Partners
6.750%, 04/01/2020 (A)	6,160	6,345
Men’s Wearhouse
7.000%, 07/01/2022 (A)	780	788
MGM Resorts International
6.750%, 10/01/2020	2,475	2,636

160	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

6.625%, 12/15/2021	$2,200	$2,321
5.250%, 03/31/2020	2,765	2,765
Michaels FinCo Holdings
7.500%, 08/01/2018 (A)	1,136	1,156
Michaels Stores
5.875%, 12/15/2020 (A)	1,220	1,214
Midas Intermediate Holdco II
7.875%, 10/01/2022 (A)	400	399
Midcontinent Communications & Midcontinent Finance
6.250%, 08/01/2021 (A)	400	404
Millennium (Escrow Security) (B)
7.625%, 11/15/2026	175	—
0.000%, 12/31/2049	1,760	—
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021	3,657	3,698
Monitronics International
9.125%, 04/01/2020	6,205	6,391
MTR Gaming Group PIK
11.500%, 08/01/2019	1,170	1,277
Murphy Oil USA
6.000%, 08/15/2023	1,350	1,407
Neiman Marcus Group (A)
8.750%, 10/15/2021	455	479
8.000%, 10/15/2021	455	473
Netflix
5.375%, 02/01/2021	1,947	1,986
New Academy Finance PIK
8.000%, 06/15/2018 (A)	1,100	1,097
Nexstar Broadcasting
6.875%, 11/15/2020	2,900	2,972
Numericable Group
6.250%, 05/15/2024 (A)	765	763
6.000%, 05/15/2022 (A)	3,115	3,138
Party City Holdings
8.875%, 08/01/2020	2,785	3,008
PC Nextco Holdings
8.750%, 08/15/2019	835	839
Peninsula Gaming
8.375%, 02/15/2018 (A)	3,250	3,392
Petco Animal Supplies
9.250%, 12/01/2018 (A)	620	653
PF Chang’s China Bistro
10.250%, 06/30/2020 (A)	2,735	2,714
Pinnacle Entertainment
7.500%, 04/15/2021	5,000	5,200
6.375%, 08/01/2021	615	643
Quebecor Media
5.750%, 01/15/2023	1,140	1,131
Quebecor Media (Escrow Security) (B)
0.000%, 11/15/2013 (F)	1,725	6
0.000%, 03/15/2016	1,915	7
Radio One
9.250%, 02/15/2020 (A)	2,416	2,410

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Radio Systems
8.375%, 11/01/2019 (A)	$770	$824
RCN Telecom Services
8.500%, 08/15/2020 (A)	920	938
Regal Entertainment Group
5.750%, 03/15/2022	230	231
Reynolds Group
5.750%, 10/15/2020	4,145	4,218
Reynolds Group Issuer
9.875%, 08/15/2019	3,790	4,079
9.000%, 04/15/2019	1,086	1,131
8.250%, 02/15/2021	3,389	3,584
6.875%, 02/15/2021	2,180	2,300
RSI Home Products
6.875%, 03/01/2018 (A)	390	407
Sally Holdings
5.750%, 06/01/2022	740	755
5.500%, 11/01/2023	195	196
Serta Simmons Holdings
8.125%, 10/01/2020 (A)	2,130	2,247
Service International
7.500%, 04/01/2027	1,295	1,434
5.375%, 05/15/2024 (A)	410	411
Shingle Springs Tribal Gaming Authority
9.750%, 09/01/2021 (A)	2,450	2,637
Sinclair Television Group
6.125%, 10/01/2022	310	315
5.625%, 08/01/2024 (A)	1,533	1,476
5.375%, 04/01/2021	5,750	5,664
Sirius XM Holdings (A)
5.750%, 08/01/2021	810	814
4.625%, 05/15/2023	2,100	1,953
4.250%, 05/15/2020	4,578	4,383
Sirius XM Radio (A)
6.000%, 07/15/2024	430	436
5.875%, 10/01/2020	1,000	1,012
SITEL
11.000%, 08/01/2017 (A)	2,221	2,299
Six Flags Entertainment
5.250%, 1/15/2021 (A)	3,200	3,104
Spanish Broadcasting System
12.500%, 04/15/2017 (A)	1,603	1,723
Station Casinos
7.500%, 03/01/2021	2,043	2,130
Taylor Morrison Communities
5.625%, 03/01/2024 (A)	3,010	2,897
Tempur Sealy International
6.875%, 12/15/2020	415	442
Time
5.750%, 04/15/2022 (A)	600	574
Toys R Us
10.375%, 08/15/2017	5,775	4,721
UCI International
8.625%, 02/15/2019	1,110	1,071

SEI Institutional Managed Trust / Annual Report / September 30, 2014	161

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Unitymedia Hessen GmbH & KG
5.500%, 01/15/2023 (A)	$4,770	$4,818
Univision Communications
8.500%, 05/15/2021 (A)	975	1,031
7.875%, 11/01/2020 (A)	2,350	2,517
Vail Resorts
6.500%, 05/01/2019	654	684
Videotron
5.000%, 07/15/2022	2,275	2,252
Viking Cruises
8.500%, 10/15/2022 (A)	4,945	5,378
VTR Finance BV
6.875%, 01/15/2024 (A)	1,735	1,796
Wave Holdco
8.250%, 07/15/2019 (A)	381	391
William Lyon Homes
5.750%, 04/15/2019	945	928
WLH PNW Finance
7.000%, 08/15/2022 (A)	1,800	1,822
WMG Acquisition (A)
6.750%, 04/15/2022	1,975	1,891
6.000%, 01/15/2021	601	609
5.625%, 04/15/2022	940	940
Wynn Las Vegas
4.250%, 05/30/2023 (A)	479	454

		318,411

Consumer Staples — 3.1%
Albea Beauty Holdings
8.375%, 11/1/2019 (A)	740	789
B&G Foods
4.625%, 06/01/2021	445	424
Big Heart Pet Brands
7.625%, 02/15/2019	78	77
BI-LO
8.625%, 09/15/2018 (A)	1,345	1,227
Bumble Bee Holdco SCA PIK
9.625%, 03/15/2018 (A)	2,250	2,334
Bumble Bee Holdings
9.000%, 12/15/2017 (A)	2,610	2,734
Central Garden and Pet
8.250%, 03/01/2018	5,870	5,973
Chiquita Brands International
7.875%, 02/01/2021	1,007	1,088
Cott Beverages
5.375%, 07/01/2022 (A)	1,150	1,113
Crestview DS Merger Sub II
10.000%, 09/01/2021	1,071	1,183
Darling Ingredients
5.375%, 01/15/2022	1,535	1,547
Diamond Foods
7.000%, 03/15/2019 (A)	900	900
Elizabeth Arden
7.375%, 03/15/2021	3,200	2,840

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Harbinger Group
7.875%, 07/15/2019	$2,200	$2,343
7.750%, 01/15/2022 (A)	1,582	1,570
Hearthside Group Holdings
6.500%, 05/01/2022 (A)	150	146
JBS Investments GmbH
7.750%, 10/28/2020 (A)	1,510	1,604
KeHE Distributors
7.625%, 08/15/2021 (A)	1,900	2,014
New Albertsons
8.700%, 05/01/2030	360	355
8.000%, 05/01/2031	4,645	4,413
7.750%, 06/15/2026	160	151
7.450%, 08/01/2029	2,105	1,916
Pantry
8.375%, 08/01/2020	1,325	1,385
Post Holdings
7.375%, 02/15/2022	1,620	1,604
6.000%, 12/15/2022 (A)	1,409	1,289
Rite Aid
7.700%, 02/15/2027	2,345	2,509
6.750%, 06/15/2021	1,475	1,508
Roundy’s Supermarkets
10.250%, 12/15/2020 (A)	265	245
Spectrum Brands
6.750%, 03/15/2020	665	693
6.625%, 11/15/2022	1,010	1,060
6.375%, 11/15/2020	515	537
SUPERVALU
6.750%, 06/01/2021	3,650	3,595
Vector Group
7.750%, 02/15/2021	2,595	2,731

		53,897

Energy — 12.1%
Access Midstream Partners
6.125%, 07/15/2022	620	660
Alpha Natural Resources
6.000%, 06/01/2019	1,825	1,104
American Energy-Permian Basin (A)
7.375%, 11/01/2021	1,060	975
7.125%, 11/01/2020	1,335	1,222
6.741%, 08/01/2019 (G)	5,755	5,273
American Greetings
7.375%, 12/01/2021	555	579
Antero Resources Finance
6.000%, 12/01/2020	480	490
Arch Coal
8.000%, 01/15/2019 (A)	1,580	1,355
7.250%, 06/15/2021	880	425
7.000%, 06/15/2019	450	240
Athlon Holdings
6.000%, 05/01/2022 (A)	785	842

162	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Atlas Energy Holdings Operating
9.250%, 08/15/2021	$2,050	$2,091
7.750%, 01/15/2021	1,250	1,231
Atlas Pipeline Partners
6.625%, 10/01/2020	1,724	1,763
5.875%, 08/01/2023	750	733
Atwood Oceanics
6.500%, 02/01/2020	1,175	1,204
Baytex Energy (A)
5.625%, 06/01/2024	1,295	1,243
5.125%, 06/01/2021	285	278
Berry Petroleum
6.375%, 09/15/2022	330	320
Bill Barrett
7.625%, 10/01/2019	2,200	2,271
7.000%, 10/15/2022	1,500	1,489
BreitBurn Energy Partners
8.625%, 10/15/2020	950	988
7.875%, 04/15/2022	275	278
California Resources (A)
6.000%, 11/15/2024	1,600	1,644
5.500%, 09/15/2021	1,365	1,385
Calumet Specialty Products Partners
7.625%, 01/15/2022	2,120	2,152
Carrizo Oil & Gas
7.500%, 09/15/2020	375	390
Chaparral Energy
8.250%, 09/01/2021	550	588
7.625%, 11/15/2022	715	733
CHC Helicopter
9.375%, 06/01/2021	2,510	2,648
Chesapeake Energy
6.875%, 11/15/2020	65	72
6.625%, 08/15/2020	1,170	1,291
6.125%, 02/15/2021	260	283
4.875%, 04/15/2022	2,200	2,211
Compressco Partners
7.250%, 08/15/2022 (A)	1,425	1,429
Crestwood Midstream Partners
6.000%, 12/15/2020	1,700	1,708
Denbury Resources
5.500%, 05/01/2022	815	807
4.625%, 07/15/2023	515	476
Endeavor Energy Resources
7.000%, 08/15/2021 (A)	3,600	3,708
Energy Transfer Equity
5.875%, 01/15/2024	5,129	5,193
Energy XXI Gulf Coast
7.500%, 12/15/2021	3,365	3,298
6.875%, 03/15/2024 (A)	1,450	1,363
EP Energy
9.375%, 05/01/2020	1,435	1,564
7.750%, 09/01/2022	750	793
EV Energy Partners
8.000%, 04/15/2019	1,310	1,356

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

EXCO Resources
8.500%, 04/15/2022	$1,095	$1,040
Exterran Partners
6.000%, 04/01/2021	475	462
FTS International
6.250%, 05/01/2022 (A)	1,550	1,523
Genesis Energy
5.750%, 02/15/2021	370	363
Gibson Energy
6.750%, 07/15/2021 (A)	3,750	3,975
Global Partners
6.250%, 07/15/2022 (A)	3,275	3,259
Gulfport Energy
7.750%, 11/01/2020 (A)	95	99
Halcon Resources
9.750%, 07/15/2020	2,143	2,181
9.250%, 02/15/2022	310	309
8.875%, 05/15/2021	4,417	4,351
Hercules Offshore (A)
8.750%, 07/15/2021	355	309
7.500%, 10/01/2021	675	543
6.750%, 04/01/2022	1,335	1,045
Hiland Partners (A)
7.250%, 10/01/2020	2,634	2,792
5.500%, 05/15/2022	490	477
IronGate Energy Services
11.000%, 07/01/2018 (A)	400	402
Key Energy Services
6.750%, 03/01/2021	1,620	1,559
Kinder Morgan
5.000%, 02/15/2021 (A)	1,036	1,080
Kodiak Oil & Gas
8.125%, 12/01/2019	790	847
5.500%, 01/15/2021	15	15
5.500%, 02/01/2022	110	111
Laredo Petroleum
7.375%, 05/01/2022	1,175	1,234
5.625%, 01/15/2022	950	931
Legacy Reserves
8.000%, 12/01/2020	2,040	2,122
6.625%, 12/01/2021 (A)	1,555	1,523
Lightstream Resources
8.625%, 02/01/2020 (A)	315	312
Linn Energy
7.750%, 02/01/2021	1,820	1,834
6.500%, 5/15/2019	2,530	2,479
6.500%, 09/15/2021	2,545	2,481
6.250%, 11/01/2019	2,900	2,831
MarkWest Energy Partners
6.500%, 08/15/2021	310	326
5.500%, 02/15/2023	280	286
MEG Energy (A)
7.000%, 03/31/2024	565	585
6.500%, 03/15/2021	616	631
6.375%, 01/30/2023	920	928

SEI Institutional Managed Trust / Annual Report / September 30, 2014	163

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Memorial Production Partners
7.625%, 05/01/2021	$5,200	$5,174
6.875%, 08/01/2022 (A)	5,485	5,238
Memorial Resource Development
5.875%, 07/01/2022 (A)	2,960	2,893
Midstates Petroleum
10.750%, 10/01/2020	3,458	3,588
9.250%, 06/01/2021	2,475	2,438
Milagro Oil & Gas
10.500%, 05/15/2016 (B)	1,700	1,343
Millennium Offshore Services Superholdings
9.500%, 02/15/2018 (A)	925	980
Murray Energy
8.625%, 06/15/2021 (A)	2,150	2,225
NGL Energy Partners
6.875%, 10/15/2021 (A)	1,600	1,664
Northern Blizzard Resources
7.250%, 02/01/2022 (A)	954	983
Northern Oil and Gas
8.000%, 06/01/2020	1,095	1,111
NuStar Logistics
6.750%, 02/01/2021	1,000	1,087
Oasis Petroleum
6.875%, 03/15/2022	2,070	2,184
Ocean Rig UDW
7.250%, 04/01/2019 (A)	1,755	1,606
Offshore Group Investments
7.125%, 04/01/2023	1,060	934
Pacific Drilling
5.375%, 06/01/2020 (A)	1,200	1,098
Parker Drilling
0.000%, 08/01/2020 (B)	450	4
PDC Energy
7.750%, 10/15/2022	720	770
Peabody Energy
6.500%, 09/15/2020	130	122
6.250%, 11/15/2021	725	674
Penn Virginia Resource Partners
8.375%, 06/01/2020	1,938	2,112
6.500%, 05/15/2021	2,100	2,200
Pioneer Energy Services
6.125%, 03/15/2022 (A)	495	490
QR Energy
9.250%, 8/1/2020	665	755
Regency Energy Partners
8.375%, 06/01/2019 (A)	3,850	4,081
5.875%, 03/01/2022	3,080	3,203
5.750%, 09/01/2020	35	36
5.500%, 04/15/2023	510	516
5.000%, 10/01/2022	325	320
Rice Energy
6.250%, 05/01/2022 (A)	2,575	2,511
RKI Exploration & Production
8.500%, 08/01/2021 (A)	520	537

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Rose Rock Midstream
5.625%, 07/15/2022 (A)	$4,606	$4,560
Rosetta Resources
5.875%, 06/01/2022	1,050	1,046
RSP Permian
6.625%, 10/01/2022 (A)	130	131
Sabine Pass Liquefaction
6.250%, 03/15/2022 (A)	2,825	2,973
5.750%, 05/15/2024 (A)	525	534
5.625%, 02/01/2021	3,095	3,180
5.625%, 04/15/2023	6,900	6,969
Samson Investment
9.750%, 02/15/2020	1,540	1,398
Sanchez Energy
6.125%, 01/15/2023 (A)	395	391
SandRidge Energy
8.125%, 10/15/2022	2,624	2,621
7.500%, 03/15/2021	3,656	3,565
7.500%, 02/15/2023	6,340	6,158
Tesoro Logistics
6.125%, 10/15/2021	250	258
5.875%, 10/01/2020	818	847
Triangle USA Petroleum
6.750%, 07/15/2022 (A)	1,375	1,342
Trinidad Drilling
7.875%, 01/15/2019 (A)	750	776
Ultra Petroleum
6.125%, 10/01/2024 (A)	1,330	1,270
5.750%, 12/15/2018	1,400	1,407
Unit
6.625%, 05/15/2021	2,000	2,005
Venoco
8.875%, 02/15/2019	3,000	2,730
Warren Resources
9.000%, 08/01/2022 (A)	725	709
Whiting Petroleum
5.750%, 03/15/2021	900	952
WPX Energy
5.250%, 09/15/2024	325	315
YPF
8.750%, 04/04/2024 (A)	1,335	1,350

		207,755

Financials — 6.6%
AAF Holdings
12.000%, 07/01/2019 (A)	954	954
Ally Financial
8.000%, 03/15/2020	1,498	1,745
8.000%, 11/01/2031	1,230	1,534
7.500%, 09/15/2020	1,670	1,925
6.250%, 12/01/2017	890	955
5.125%, 09/30/2024	1,323	1,297
3.500%, 01/27/2019	1,845	1,794

164	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

American Equity Investment Life Holding
6.625%, 07/15/2021	$1,900	$1,995
A-S -Issuer Subsidiary
7.875%, 12/15/2020 (A)	3,533	3,657
Bank of America (G)
8.000%, 12/29/2049	1,675	1,806
6.250%, 09/29/2049	845	839
5.125%, 12/31/2049	1,917	1,867
Barclays Bank
7.625%, 11/21/2022	1,310	1,408
CIT Group
6.625%, 04/01/2018 (A)	250	268
5.500%, 02/15/2019 (A)	2,375	2,485
5.250%, 03/15/2018	140	144
4.250%, 08/15/2017	50	51
3.875%, 02/19/2019	795	781
Citigroup
5.950%, 12/29/2049 (G)	1,950	1,949
City National Bank
9.000%, 08/12/2019	3,384	4,029
Corrections Corp of America‡
4.625%, 05/01/2023	830	803
4.125%, 04/01/2020	945	926
Credit Suisse Group
7.500%, 12/11/2048	2,775	2,914
CTR Partnership‡
5.875%, 06/01/2021 (A)	1,970	1,970
CyrusOne
6.375%, 11/15/2022	500	523
Denali Borrower
5.625%, 10/15/2020 (A)	1,395	1,435
Geo Group‡
5.875%, 01/15/2022	1,050	1,061
5.875%, 10/15/2024	550	551
GLP Capital
4.875%, 11/01/2020	643	656
Harland Clarke Holdings
9.250%, 03/01/2021 (A)	8,093	8,194
Hockey Merger Sub 2
7.875%, 10/01/2021 (A)	3,970	4,064
HSBC Holdings
6.375%, 12/29/2049 (G)	1,205	1,203
Hub Holdings
8.125%, 07/15/2019 (A)	1,065	1,041
Infinity Acquisition
7.250%, 08/01/2022 (A)	2,065	1,993
International Lease Finance
6.250%, 05/15/2019	1,620	1,736
5.875%, 04/01/2019	2,680	2,854
Jefferies Finance
6.875%, 04/15/2022 (A)	2,645	2,605
JPMorgan Chase (G)
7.900%, 04/29/2049	1,967	2,129
6.750%, 08/29/2049	1,570	1,649

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Kennedy-Wilson
5.875%, 04/01/2024	$2,300	$2,312
LBG Capital No.1 MTN
8.000%, 06/15/2020 (G)	2,000	2,162
Lloyds Banking Group
7.500%, 12/01/2099 (G)	2,585	2,663
Mattamy Group
6.500%, 11/15/2020 (A)	1,810	1,805
National Life Insurance
10.500%, 09/15/2039 (A)	990	1,504
Nationstar Mortgage
6.500%, 08/01/2018	1,350	1,347
6.500%, 07/01/2021	1,525	1,453
NSG Holdings
7.750%, 12/15/2025 (A)	2,000	2,150
Nuveen Investments
9.500%, 10/15/2020 (A)	2,000	2,320
Opal Acquisition
8.875%, 12/15/2021 (A)	5,400	5,575
Popular
7.000%, 07/01/2019	1,420	1,427
Qualitytech
5.875%, 08/01/2022 (A)	3,190	3,126
Realogy
7.625%, 01/15/2020 (A)	530	567
RHP Hotel Properties‡
5.000%, 04/15/2021	2,508	2,445
Royal Bank of Scotland Group PLC
5.125%, 05/28/2024	780	766
TransUnion Holding
9.625%, 06/15/2018	625	644
UPCB Finance III
6.625%, 07/01/2020 (A)	650	679
USI
7.750%, 01/15/2021 (A)	3,630	3,612
Walter Investment Management
7.875%, 12/15/2021 (A)	1,342	1,322
Wells Fargo
7.980%, 03/15/2018 (G)	950	1,040
Wilton Re Finance
5.875%, 03/30/2033 (A) (G)	1,900	1,976
XL Capital
6.500%, 12/31/2049 (G)	1,700	1,645

		112,330

Health Care — 5.8%
21st Century Oncology
9.875%, 04/15/2017	555	547
8.875%, 01/15/2017	610	630
Acadia Healthcare
12.875%, 11/01/2018	1,250	1,437
5.125%, 07/01/2022	1,600	1,560
Alere
6.500%, 06/15/2020	215	214

SEI Institutional Managed Trust / Annual Report / September 30, 2014	165

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Amsurg
5.625%, 07/15/2022 (A)	$4,620	$4,574
Aurora Diagnostics Holdings
10.750%, 01/15/2018	4,340	3,548
Biomet
6.500%, 08/01/2020	6,905	7,319
CHS
8.000%, 11/15/2019	1,075	1,148
7.125%, 07/15/2020	2,650	2,809
6.875%, 02/01/2022 (A)	1,200	1,248
Crimson Merger Sub
6.625%, 05/15/2022 (A)	895	816
DaVita HealthCare Partners
5.125%, 07/15/2024	2,615	2,569
DJO Finance
9.875%, 04/15/2018	190	199
8.750%, 03/15/2018	480	506
7.750%, 04/15/2018	1,225	1,231
Fresenius Medical Care US Finance II
5.625%, 07/31/2019 (A)	1,375	1,447
Gates Global
6.000%, 07/15/2022 (A)	1,355	1,274
Grifols Worldwide Operations
5.250%, 04/01/2022 (A)	3,889	3,840
HCA
7.500%, 02/15/2022	3,825	4,303
6.500%, 02/15/2020	910	994
5.000%, 03/15/2024	863	849
HCA Holdings
7.750%, 05/15/2021	2,871	3,068
Healthsouth
7.750%, 09/15/2022	327	349
Hologic
6.250%, 08/01/2020	4,000	4,120
IASIS Healthcare
8.375%, 05/15/2019	2,000	2,095
Immucor
11.125%, 08/15/2019	3,865	4,174
IMS Health
6.000%, 11/01/2020 (A)	785	805
Kindred Healthcare
6.375%, 04/15/2022 (A)	3,440	3,354
Kinetic Concepts
12.500%, 11/01/2019	660	734
10.500%, 11/01/2018	2,260	2,458
Lantheus Medical Imaging
9.750%, 05/15/2017	1,385	1,375
LifePoint Hospitals
5.500%, 12/01/2021	2,940	2,977
Mallinckrodt International Finance
5.750%, 08/01/2022 (A)	1,650	1,662
4.750%, 04/15/2023	790	739
MPH Acquisition Holdings
6.625%, 04/01/2022 (A)	4,185	4,227

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Par Pharmaceutical
7.375%, 10/15/2020	$2,435	$2,538
Salix Pharmaceuticals
6.000%, 01/15/2021 (A)	1,769	1,915
Tenet Healthcare
8.125%, 04/01/2022	1,875	2,058
8.000%, 08/01/2020	960	1,013
6.750%, 02/01/2020	2,365	2,466
5.500%, 03/01/2019 (A)	1,323	1,326
5.000%, 03/01/2019 (A)	955	943
4.750%, 06/01/2020	1,000	992
THC Escrow
6.000%, 10/01/2020	990	1,047
Trinseo Materials Operating SCA
8.750%, 02/01/2019	794	836
Truven Health Analytics
10.625%, 06/01/2020	1,591	1,678
United Surgical Partners International
9.000%, 4/1/2020	1,150	1,239
Valeant Pharmaceuticals International (A)
7.250%, 07/15/2022	1,033	1,090
7.000%, 10/01/2020	305	319
6.750%, 08/15/2021	905	939
Valeant Pharmaceuticals International Escrow
7.500%, 07/15/2021 (A)	3,095	3,312

		98,910

Industrials — 9.3%
ACCO Brands
6.750%, 04/30/2020	1,345	1,392
Accudyne Industries Borrower
7.750%, 12/15/2020 (A)	1,000	1,037
Actuant
5.625%, 06/15/2022	3,000	3,120
ADT
6.250%, 10/15/2021	2,460	2,546
3.500%, 07/15/2022	330	285
AECOM Technology (A)
5.875%, 10/15/2024	805	810
5.750%, 10/15/2022	660	662
AerCap Ireland Capital
4.500%, 05/15/2021 (A)	3,637	3,528
Air Canada
7.750%, 04/15/2021 (A)	3,200	3,264
Air Medical Group Holdings
9.250%, 11/01/2018	2,666	2,783
Aircastle
7.625%, 04/15/2020	1,360	1,520
Aleris International
10.000%, 12/15/2016 (B)	1,800	—
Aleris International PIK
9.000%, 12/15/2014 (B)	725	—

166	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Algeco Scotsman Global Finance (A)
10.750%, 10/15/2019	$1,980	$1,901
8.500%, 10/15/2018	820	841
Allegiant Travel
5.500%, 07/15/2019	190	194
Alliant Techsystems
5.250%, 10/01/2021 (A)	475	476
Allison Transmission
7.125%, 05/15/2019 (A)	2,655	2,781
Alphabet Holding PIK
7.750%, 11/01/2017	4,200	4,116
Altegrity
9.500%, 07/01/2019 (A)	955	881
American Builders & Contractors Supply
5.625%, 04/15/2021 (A)	1,340	1,313
Amsted Industries
5.000%, 03/15/2022 (A)	950	923
APX Group
8.750%, 12/01/2020	4,735	4,309
6.375%, 12/01/2019	2,322	2,247
Avis Budget Car Rental
5.500%, 04/01/2023	525	521
Boart Longyear Management Properties (A)
10.000%, 10/01/2018	2,000	2,100
7.000%, 04/01/2021	4,090	3,149
Bombardier (A)
6.125%, 01/15/2023	1,060	1,061
6.000%, 10/15/2022	3,000	2,985
5.750%, 03/15/2022	825	821
Briggs & Stratton
6.875%, 12/15/2020	1,500	1,659
Builders FirstSource
7.625%, 06/01/2021 (A)	1,448	1,473
Building Materials Corp of America (A)
7.500%, 03/15/2020	300	314
6.750%, 05/01/2021	620	649
CDW
8.500%, 04/01/2019	1,096	1,162
Cenveo
6.000%, 08/01/2019 (A)	4,250	3,985
Ceridian HCM Holding
11.000%, 03/15/2021 (A)	1,300	1,476
CEVA Group (A)
9.000%, 09/01/2021	1,000	998
7.000%, 03/01/2021	1,235	1,235
Clean Harbors
5.250%, 08/01/2020	4,095	4,095
CNH Industrial Capital
3.625%, 04/15/2018	815	797
Covanta Holding
5.875%, 03/01/2024	1,560	1,560
CPG Merger
8.000%, 10/01/2021 (A)	1,675	1,704

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

DigitalGlobe
5.250%, 02/01/2021 (A)	$4,375	$4,200
Enpro Industries
5.875%, 09/15/2022	2,082	2,113
Esterline Technologies
7.000%, 08/01/2020	300	318
FGI Operating
7.875%, 05/01/2020	895	873
Florida East Coast Holdings
6.750%, 05/01/2019 (A)	1,358	1,385
Fly Leasing
6.375%, 10/15/2021	2,615	2,589
Gardner Denver
6.875%, 08/15/2021 (A)	980	982
GenCorp
7.125%, 03/15/2021	1,160	1,250
General Cable
5.750%, 10/01/2022	865	804
Great Lakes Dredge & Dock
7.375%, 02/01/2019	1,087	1,117
H&E Equipment Services
7.000%, 09/01/2022	370	395
Hardwoods Acquisition
7.500%, 08/01/2021 (A)	950	936
HD Supply
11.500%, 07/15/2020	3,350	3,861
8.125%, 04/15/2019	1,235	1,334
7.500%, 07/15/2020	1,567	1,626
Hertz
7.375%, 01/15/2021	320	338
5.875%, 10/15/2020	830	842
Interline Brands PIK
10.000%, 11/15/2018	280	292
International Lease Finance
4.625%, 04/15/2021	175	174
Iron Mountain
7.750%, 10/01/2019	1,250	1,334
6.000%, 08/15/2023	715	733
Jack Cooper Holdings
9.250%, 06/01/2020 (A)	740	796
JCH Parent
10.500%, 03/15/2019 (A)	320	313
Kratos Defense & Security Solutions
7.000%, 05/15/2019 (A)	790	784
Manitowoc
8.500%, 11/01/2020	910	978
Marquette Transportation
10.875%, 01/15/2017	1,292	1,353
Meritor
6.750%, 06/15/2021	1,015	1,056
6.250%, 02/15/2024	340	343
Milacron
7.750%, 02/15/2021 (A)	1,375	1,447
Mueller Water Products
8.750%, 09/01/2020	468	503

SEI Institutional Managed Trust / Annual Report / September 30, 2014	167

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Navios South American Logistics
7.250%, 05/01/2022 (A)	$1,405	$1,391
Nielsen Finance
5.000%, 04/15/2022 (A)	3,350	3,275
4.500%, 10/01/2020	1,290	1,248
Nielsen Luxembourg SARL
5.500%, 10/01/2021 (A)	475	476
Nortek
8.500%, 04/15/2021	2,675	2,876
Oshkosh
5.375%, 03/01/2022	75	75
Polymer Group
7.750%, 02/01/2019	1,162	1,203
6.875%, 06/01/2019 (A)	900	895
RSC Equipment Rental
8.250%, 02/01/2021	3,459	3,744
Seminole Tribe of Florida
6.535%, 10/01/2020 (A)	500	537
Sensata Technologies BV (A)
6.500%, 05/15/2019	2,688	2,802
4.875%, 10/15/2023	1,600	1,544
ServiceMaster
8.000%, 02/15/2020	135	143
7.450%, 08/15/2027	1,900	1,919
7.250%, 03/01/2038	2,990	2,855
7.000%, 08/15/2020	406	422
Stena
7.000%, 02/01/2024 (A)	1,330	1,383
Tempel Steel
12.000%, 08/15/2016 (A)	860	860
Terex
6.500%, 04/01/2020	115	120
6.000%, 05/15/2021	2,785	2,896
Tervita
8.000%, 11/15/2018 (A)	3,180	3,204
TransDigm (A)
6.500%, 07/15/2024	3,780	3,766
6.000%, 07/15/2022	3,540	3,496
Triumph Group
4.875%, 04/01/2021	860	843
Unifrax I
7.500%, 02/15/2019 (A)	600	606
United Airlines, Ser 95A1
9.020%, 04/19/2012 (B) (C)	267	75
3.000%, 10/19/2018	420	118
United Airlines Pass-Through Trust, Ser 2013-1, Cl B
5.375%, 08/15/2021	1,500	1,549
United Rentals North America
8.250%, 02/01/2021	165	179
7.625%, 04/15/2022	325	353
7.375%, 05/15/2020	525	558
5.750%, 11/15/2024	1,315	1,331
Vander Intermediate Holding II
9.750%, 02/01/2019 (A)	550	575

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Watco
6.375%, 04/01/2023 (A)	$2,260	$2,271
West
5.375%, 07/15/2022 (A)	1,200	1,107
Wise Metals Group
8.750%, 12/15/2018 (A)	625	667
Wise Metals Intermediate Holdings
9.750%, 06/15/2019 (A)	420	445

		159,549

Information Technology — 6.6%
ACI Worldwide
6.375%, 08/15/2020 (A)	525	545
Activision Blizzard
5.625%, 09/15/2021 (A)	6,200	6,448
Advanced Micro Devices
7.500%, 08/15/2022	2,115	2,136
Alcatel-Lucent USA (A)
8.875%, 01/01/2020	1,550	1,678
6.750%, 11/15/2020	375	381
Amkor Technology
6.625%, 06/01/2021	461	481
6.375%, 10/01/2022	2,575	2,665
Aspect Software
10.625%, 05/15/2017	785	779
Audatex North America (A)
6.125%, 11/01/2023	3,955	4,054
6.000%, 06/15/2021	905	928
Avaya (A)
10.500%, 03/01/2021	1,631	1,427
9.000%, 04/01/2019	2,220	2,237
7.000%, 04/01/2019	1,140	1,106
Belden
5.500%, 09/01/2022 (A)	845	855
Blackboard
7.750%, 11/15/2019 (A)	725	718
BMC Software Finance
8.125%, 07/15/2021 (A)	2,780	2,669
Boxer Parent
9.000%, 10/15/2019 (A)	1,990	1,831
CommScope
5.500%, 06/15/2024 (A)	1,615	1,587
CommScope Holding PIK
6.625%, 06/01/2020 (A)	1,810	1,864
Eagle Midco
9.000%, 06/15/2018 (A)	2,985	3,048
EarthLink Holdings
7.375%, 06/01/2020	1,950	2,000
Entegris
6.000%, 04/01/2022 (A)	795	807
Epicor Software
8.625%, 05/01/2019	1,030	1,089
Equinix
4.875%, 04/01/2020	2,175	2,153

168	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

First Data
12.625%, 01/15/2021	$1,104	$1,322
11.750%, 08/15/2021	4,494	5,201
11.250%, 01/15/2021	758	863
8.875%, 08/15/2020 (A)	1,670	1,791
8.250%, 01/15/2021 (A)	370	392
7.375%, 06/15/2019 (A)	3,000	3,158
6.750%, 11/01/2020 (A)	1,411	1,496
First Data PIK
8.750%, 01/15/2022 (A)	6,510	6,901
First Data Holdings PIK
14.500%, 09/24/2019 (A)	83	87
Hughes Satellite Systems
7.625%, 06/15/2021	3,255	3,548
Infor Software Parent
7.125%, 05/01/2021 (A)	2,885	2,856
Infor US
9.375%, 04/01/2019	3,675	3,969
j2 Global
8.000%, 08/01/2020	1,160	1,253
Magnachip Semiconductor
6.625%, 07/15/2021	915	842
Micron Technology (A)
5.875%, 02/15/2022	1,950	2,018
5.500%, 02/01/2025	3,265	3,200
NCR
6.375%, 12/15/2023	3,215	3,368
5.875%, 12/15/2021	1,300	1,329
5.000%, 07/15/2022	1,675	1,637
NeuStar
4.500%, 01/15/2023	1,949	1,725
NXP BV (A)
5.750%, 02/15/2021	3,230	3,278
5.750%, 03/15/2023	435	440
Sabre
8.500%, 05/15/2019 (A)	1,131	1,210
SPCM
6.000%, 01/15/2022 (A)	1,311	1,396
STATS ChipPAC
4.500%, 03/20/2018 (A)	2,206	2,206
Sungard Availability Services Capital
8.750%, 04/01/2022 (A)	940	700
SunGard Data Systems
7.625%, 11/15/2020	360	376
6.625%, 11/01/2019	800	800
VeriSign
4.625%, 05/01/2023	900	868
Viasystems
7.875%, 05/01/2019 (A)	770	807
WEX
4.750%, 02/01/2023 (A)	2,825	2,684
Zayo Group
10.125%, 07/01/2020	580	654
8.125%, 01/01/2020	4,180	4,483

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Zebra Technologies
7.250%, 10/15/2022 (A)	$2,135	$2,135

		112,479

Materials — 4.7%
AK Steel
7.625%, 05/15/2020	1,545	1,526
7.625%, 10/01/2021	1,590	1,542
Alcoa
5.125%, 10/01/2024	165	165
ArcelorMittal
6.000%, 03/01/2021	375	394
Ardagh Packaging Finance (A)
9.125%, 10/15/2020	2,260	2,446
7.000%, 11/15/2020	77	78
6.000%, 06/30/2021	1,576	1,513
3.234%, 12/15/2019 (G)	695	672
Ashland
4.750%, 08/15/2022	1,435	1,399
Axalta Coating Systems US Holdings
7.375%, 05/01/2021 (A)	365	391
Ball
5.000%, 03/15/2022	1,150	1,156
BWAY Holding
9.125%, 08/15/2021 (A)	1,960	1,970
Cemex (A)
7.250%, 01/15/2021	660	698
5.700%, 01/11/2025	735	708
Consolidated Container
10.125%, 07/15/2020 (A)	1,285	1,208
Constellium
5.750%, 05/15/2024 (A)	250	250
Cornerstone Chemical
9.375%, 03/15/2018 (A)	6,183	6,492
First Quantum Minerals (A)
7.250%, 05/15/2022	760	777
7.000%, 02/15/2021	736	746
FMG Resources August 2006 Pty (A)
8.250%, 11/01/2019	1,445	1,494
6.875%, 04/01/2022	1,373	1,397
Graphic Packaging International
4.750%, 04/15/2021	1,154	1,151
Hecla Mining
6.875%, 05/01/2021	1,200	1,128
Hexion US Finance
9.000%, 11/15/2020	385	367
8.875%, 02/01/2018	530	540
6.625%, 4/15/2020	1,880	1,889
Huntsman International
8.625%, 03/15/2021	1,135	1,226
4.875%, 11/15/2020	780	768
IAMGOLD
6.750%, 10/01/2020 (A)	6,220	5,256

SEI Institutional Managed Trust / Annual Report / September 30, 2014	169

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Ineos Finance (A)
8.375%, 02/15/2019	$1,180	$1,263
7.500%, 05/01/2020	1,005	1,070
Ineos Group Holdings (A)
6.125%, 08/15/2018	1,425	1,421
5.875%, 02/15/2019	2,920	2,876
JMC Steel Group
8.250%, 03/15/2018 (A)	1,130	1,141
Kaiser Aluminum
8.250%, 06/01/2020	1,650	1,819
KGHM International
7.750%, 06/15/2019 (A)	1,190	1,255
Kissner Milling
7.250%, 06/01/2019 (A)	1,185	1,215
LSB Industries
7.750%, 08/01/2019	1,970	2,088
Mirabela Nickel
8.750%, 04/15/2018 (A) (B)	2,420	532
Momentive Performance Materials PIK
1.535%, 06/04/2017 (C) (D) (E)	2,473	62
New
7.000%, 04/15/2020 (A)	600	639
Nexeo Solutions
8.375%, 03/01/2018	750	743
Noranda Aluminum Acquisition
11.000%, 06/01/2019	355	366
Packaging Dynamics
8.750%, 02/01/2016 (A)	520	525
Plastipak Holdings
6.500%, 10/01/2021 (A)	1,115	1,132
PolyOne
7.375%, 09/15/2020	850	895
Rain CII Carbon (A)
8.250%, 01/15/2021	2,990	3,110
8.000%, 12/01/2018	270	277
Reichhold Industries PIK
9.000%, 05/08/2017 (A)	1,458	933
Rentech Nitrogen Partners
6.500%, 04/15/2021 (A)	490	486
Ryerson
11.250%, 10/15/2018	240	264
9.000%, 10/15/2017	880	928
Sappi Papier Holding GmbH
7.750%, 07/15/2017 (A)	300	323
Scotts Miracle-Gro
6.625%, 12/15/2020	290	307
Sealed Air
8.375%, 09/15/2021 (A)	975	1,082
Signode Industrial Group Lux
6.375%, 05/01/2022 (A)	4,250	4,080
Smurfit Kappa Acquisitions
4.875%, 09/15/2018 (A)	1,400	1,428
St. Barbara
8.875%, 04/15/2018 (A)	800	672

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Steel Dynamics (A)
5.500%, 10/01/2024	$755	$759
5.125%, 10/01/2021	360	365
TPC Group
8.750%, 12/15/2020 (A)	2,725	2,895
Tupy Overseas
6.625%, 07/17/2024 (A)	565	575
Walter Energy
11.000%, 04/01/2020 (A)	700	343
9.875%, 12/15/2020	3,745	1,180
9.500%, 10/15/2019 (A)	650	592
8.500%, 04/15/2021	2,105	632
WR Grace & -Conn (A)
5.625%, 10/01/2024	570	584
5.125%, 10/01/2021	645	656

		80,860

Telecommunication Services — 6.5%
Altice MTN
7.750%, 05/15/2022 (A)	6,470	6,680
Altice Financing
6.500%, 01/15/2022 (A)	930	953
CenturyLink
6.750%, 12/01/2023	3,195	3,427
5.800%, 03/15/2022	1,520	1,558
5.625%, 04/01/2020	1,460	1,506
Cincinnati Bell
8.750%, 03/15/2018	1,519	1,576
Cogent Communications Finance
5.625%, 04/15/2021 (A)	2,055	2,024
Cogent Communications Holdings
8.375%, 02/15/2018 (A)	775	814
Digicel Group (A)
8.250%, 09/30/2020	4,290	4,419
7.125%, 04/01/2022	725	724
Frontier Communications
6.875%, 01/15/2025	305	301
6.250%, 09/15/2021	160	158
GCI
8.625%, 11/15/2019	875	901
6.750%, 06/01/2021	650	646
Gray Television
7.500%, 10/01/2020	1,390	1,421
Intelsat Jackson Holdings
7.500%, 04/01/2021	1,180	1,260
7.250%, 10/15/2020	2,810	2,972
6.625%, 12/15/2022	720	724
5.500%, 08/01/2023	1,592	1,520
Intelsat Luxembourg
8.125%, 06/01/2023	2,040	2,127
7.750%, 06/01/2021	3,870	3,943
Level 3 Communications
8.875%, 06/01/2019	1,025	1,094

170	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Level 3 Escrow II
5.375%, 08/15/2022 (A)	$1,490	$1,464
Level 3 Financing
8.625%, 07/15/2020	710	769
8.125%, 07/01/2019	345	367
7.000%, 06/01/2020	970	1,022
6.125%, 01/15/2021 (A)	500	515
Lynx I
5.375%, 04/15/2021 (A)	3,485	3,511
Lynx II
6.375%, 04/15/2023 (A)	1,445	1,492
NII International Telecom SCA
7.875%, 08/15/2019 (A) (B)	1,350	901
Qwest Capital Funding
7.750%, 02/15/2031	415	424
Sable International Finance
8.750%, 02/01/2020 (A)	68	74
SBA Communications
4.875%, 07/15/2022 (A)	1,600	1,536
SBA Telecommunications
5.750%, 07/15/2020	675	687
SoftBank
4.500%, 04/15/2020 (A)	3,886	3,876
Sprint (A)
7.875%, 09/15/2023	10,070	10,674
7.250%, 09/15/2021	2,615	2,723
7.125%, 06/15/2024	3,665	3,693
Sprint Capital
8.750%, 03/15/2032	3,195	3,487
6.900%, 05/01/2019	3,250	3,417
6.875%, 11/15/2028	4,964	4,741
Telecom Italia
5.303%, 05/30/2024 (A)	860	845
T-Mobile USA
6.731%, 04/28/2022	2,020	2,065
6.633%, 04/28/2021	330	338
6.542%, 04/28/2020	875	897
6.375%, 03/01/2025	3,780	3,771
6.125%, 01/15/2022	435	437
6.000%, 03/01/2023	455	454
tw telecom holdings
5.375%, 10/01/2022	230	247
UPCB Finance V
7.250%, 11/15/2021 (A)	2,440	2,611
UPCB Finance VI
6.875%, 01/15/2022 (A)	843	900
Virgin Media Finance
6.000%, 10/15/2024 (A)	400	401
Wind Acquisition Finance (A)
7.375%, 04/23/2021	1,805	1,814
6.500%, 04/30/2020	1,189	1,240
4.750%, 07/15/2020	4,625	4,440
Windstream
7.750%, 10/01/2021	3,730	3,972

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

7.500%, 06/01/2022	$520	$547
6.375%, 08/01/2023	80	77

		111,177

Utilities — 1.5%
AES
8.000%, 06/01/2020	325	373
7.375%, 07/01/2021	2,200	2,464
4.875%, 05/15/2023	215	204
AES Gener
8.375%, 12/18/2073 (A) (G)	905	1,018
AmeriGas Finance
7.000%, 05/20/2022	4,641	4,861
Calpine
5.375%, 01/15/2023	1,270	1,229
DPL
6.750%, 10/01/2019 (A)	525	534
Dynegy
5.875%, 06/01/2023	2,770	2,583
Elwood Energy
8.159%, 07/05/2026	646	721
Enel
8.750%, 09/24/2073 (A) (G)	1,438	1,665
Ferrellgas
6.500%, 05/01/2021	2,825	2,761
GenOn Americas Generation
9.125%, 05/01/2031	285	261
LBC Tank Terminals Holding Netherlands BV
6.875%, 05/15/2023 (A)	2,800	2,982
Mirant Americas Generation LLC
8.500%, 10/01/2021	1,995	1,868
NRG Energy
7.875%, 05/15/2021	1,015	1,091
6.250%, 07/15/2022 (A)	615	631

		25,246

Total Corporate Obligations (Cost $1,297,823) ($ Thousands)		1,280,614

LOAN PARTICIPATIONS — 10.6%
Academy Sports Limited, Term Loan
4.500%, 08/03/2018	547	541
Accellent, Cov-Lite, 2nd Lien
7.500%, 03/11/2022	515	496
Accellent, 1st Lien Term Loan
4.500%, 03/12/2021	1,387	1,360
Affinion Group Holdings
6.750%, 10/08/2016	1,982	1,920
Air Medical Group Holdings, 1st Lien Term Loan
7.625%, 05/21/2018	2,810	2,796
Albertson’s
4.750%, 06/27/2021	780	766

SEI Institutional Managed Trust / Annual Report / September 30, 2014	171

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Alinta, Cov-Lite, 1st Lien Term Loan
6.375%, 08/13/2019	$2,534	$2,554
Alinta Energy Finance, Draw Term Loan
6.375%, 08/13/2018	43	43
Alinta, Delayed Term Loan Unfunded
0.500%, 08/13/2018	124	1
Alliance Laundry System, Term Loan B
5.250%, 12/07/2018	951	939
American Energy
5.250%, 08/04/2020	665	659
American Renal Holdings, Term Loan
8.500%, 02/20/2020	1,750	1,732
American Tire
5.750%, 06/01/2018	1	1
ANVC Merger, 1st Lien Term Loan
5.500%, 02/18/2021	1,886	1,872
Applied Systems, 2nd Lien Term Loan
7.500%, 01/24/2022	1,073	1,068
Arctic Glacier, Cov-Lite, 1st Lien
5.000%, 05/10/2019	1,036	1,020
Arizona Chemical, Cov-Lite, 2nd Lien Term Loan
7.500%, 06/10/2022	384	385
Aspect Software
7.250%, 05/07/2016	1,094	1,091
Astoria Generating, Cov-Lite, Term Loan
8.500%, 10/26/2017	4,620	4,701
Asurion LLC, 2nd Lien Term Loan
8.500%, 03/03/2021	1,600	1,614
Atkore, Cov-Lite, 2nd Lien Term Loan
7.750%, 10/09/2021	545	540
Atlas Energy, Term Loan B
6.500%, 07/31/2019	693	697
Azure Midstream, 1st Lien Term Loan B
6.500%, 11/15/2018	329	325
BJ’s Wholesale Club, 2nd Lien
8.500%, 03/26/2020	1,200	1,206
Bowie Resources, 1st Lien Term Loan
6.750%, 08/16/2020	1,976	1,971
BWAY Intermediate Company, 1st Lien Term Loan
5.500%, 08/14/2020	545	544
Caesars Growth Properties Holdings, 1st Lien
6.250%, 05/08/2021	800	757
Carestream Health, Cov-Lite, 1st Lien Term Loan
5.000%, 06/07/2019	3,181	3,174
Carestream Health, Cov-Lite, 2nd Lien Term Loan
9.500%, 12/07/2019	2,348	2,354
CD&R Millennium
8.250%, 07/31/2022	2,285	2,258

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cengage Learning Acquisitions, 1st Lien Term Loan
7.000%, 03/31/2020	$1,314	$1,311
Ceridian
4.500%, 05/09/2017	967	954
Ceva Group PLC, 1st Lien Term Loan
6.500%, 03/19/2021	497	480
Ceva Intercompany BV, 1st Lien Term Loan
6.500%, 03/19/2021	213	206
Ceva Logistics, 1st Lien Term Loan
6.500%, 03/19/2021	37	36
Charter Communications Operating
4.250%, 09/12/2021	1,385	1,380
City Center Holdings, Cov-Lite, 1st Lien Term Loan B
4.250%, 10/16/2020	1,865	1,844
CKX, Term Loan B
9.000%, 06/21/2017	421	358
Clear Channel Communications, 1st Lien Term Loan D
6.904%, 01/22/2019	8,572	8,181
Crestwood Holdings LLC, 1st Lien Term Loan B
7.000%, 05/24/2019	1,436	1,450
CTI Foods, 2nd Lien Term Loan
8.250%, 06/28/2021	1,190	1,194
Cumulus Media, 1st Lien
4.250%, 12/13/2020	15	15
DAE Aviation Holdings, 1st Lien Term Loan
7.750%, 08/05/2019	1,000	1,006
Dell, 1st Lien Term Loan
4.500%, 04/29/2020	2,310	2,292
Dex Media West
8.000%, 10/24/2014	1,543	1,408
Diamond Foods, Cov-Lite, 1st Lien
4.250%, 08/20/2018	886	875
Empire Generating
5.250%, 03/12/2021	1,836	1,814
Evergreen Skillsoft, 1st Lien
4.500%, 04/28/2021	1,280	1,255
Fender Musical Instruments, 1st Lien Term Loan
5.750%, 04/03/2019	355	354
First Advantage, Cov-Lite, Term Loan B
6.250%, 02/13/2019	493	492
First Advantage, 2nd Lien Term Loan
10.500%, 08/28/2019 (D)	600	595
First Advantage, Term Loan B
6.250%, 02/28/2019	1	1
Flint Group, Cov-Lite, 2nd Lien
0.000%, 05/02/2022 (H)	1,220	1,194
Foresight Energy, Cov-Lite, 1st Lien Term Loan B
5.500%, 08/21/2020	1,057	1,057

172	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Gardner Denver, 1st Lien Term Loan
4.250%, 07/30/2020	$548	$537
GCA Services Group, Cov-Lite, 2nd Lien Term Loan
9.250%, 10/11/2020	560	559
Gentiva Health Services, 1st Lien Term Loan B
6.500%, 10/18/2019	944	944
Global Aviation Holdings (B) (D)
10.000%, 07/13/2017	1,869	—
3.000%, 02/13/2018	611	—
GOGO
11.250%, 06/21/2017	883	927
Greenway Medical Technologies, 1st Lien Term Loan
9.250%, 11/04/2021	900	891
Gymboree, Cov-Lite, 1st Lien Term Loan
5.000%, 02/23/2018	340	225
Hearthside Food Solutions, 1st Lien Term Loan
4.500%, 06/02/2021	693	689
Hillman, 1st Lien Term Loan B
4.500%, 06/30/2021	304	303
Hilton Hotels, Cov-Lite, 1st Lien Term Loan B
3.500%, 10/26/2020	249	244
Hilton Worldwide Finance
3.500%, 10/26/2020	414	408
Hilton Worldwide Holdings, 1st Lien Term Loan B
3.500%, 10/26/2020	69	68
Hostess Brands
6.750%, 04/09/2020	1,182	1,206
Hub International, 1st Lien Term Loan B
4.250%, 10/02/2020	1,980	1,935
Ikaria, 2nd Lien
8.750%, 02/14/2022	390	393
Infor US, 1st Lien Term Loan B
3.750%, 06/03/2020	1,363	1,331
Integra Telecom, 2nd Lien
9.750%, 02/19/2020	700	699
Integra Telecom, Term Loan B
5.250%, 02/22/2019	1,330	1,318
Interactive Date, Cov-Lite, 1st Lien Term Loan
4.750%, 05/02/2021	1,032	1,026
Interline Brands
4.000%, 03/17/2021	637	625
ION Trading Technologies, 2nd Lien Term Loan
7.250%, 06/10/2022	2,150	2,137
J Crew Group, 1st Lien
4.000%, 03/05/2021	773	733

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

J Crew Group, Term Loan B
4.000%, 03/05/2021	$364	$345
JC Penney, Cov-Lite, 1st Lien Term Loan B
6.000%, 05/21/2018	1,037	1,034
KCA Deutag Drilling, 1st Lien Term Loan B
6.250%, 05/15/2020	1,032	1,014
Kindred Healthcare
4.000%, 04/09/2021	249	244
Light Tower Fiber, Term Loan
8.000%, 04/12/2021	221	220
Lions Gate Entertainment, 2nd Lien Term Loan
5.000%, 07/19/2020	2,500	2,506
Marine District Finance, 1st Lien
6.750%, 08/15/2018	1,069	1,067
Mashantucket Pequot Tribe, 1st Lien Term Loan
9.375%, 06/30/2020	3,932	3,614
Mauser-Werke GMBH, Cov-Lite, Term Loan
4.500%, 07/31/2021	640	636
Medical Card, Term Loan
12.000%, 09/17/2015	1,250	1,225
Metroflag, 2nd Lien
14.000%, 01/06/2009 (B)	300	—
Millennium Labortories LLC, 1st Lien Term Loan B
5.250%, 04/16/2021	1,960	1,951
MISYS, 1st Lien Term Loan
5.000%, 12/12/2018	1,188	1,185
MISYS, 2nd Lien
12.000%, 06/12/2019	1,250	1,410
Moxie Liberty LLC, 1st Lien Term Loan B1
7.500%, 08/21/2020	2,755	2,796
Moxie Patriot LLC, 1st Lien Term Loan B1
6.750%, 12/19/2020	780	792
NANA Development, 1st Lien Term Loan
8.000%, 03/15/2018	439	431
Navistar International
5.750%, 08/17/2017	556	556
Nelson Education Limited, Term Loan B1
5.250%, 07/05/2014 (B)	913	751
New MMI, Term Loan
9.000%, 01/31/2020	3,076	3,061
NexTech Systems, 1st Lien
6.000%, 10/28/2018 (D)	1,121	1,102
Nuveen Investments, 2nd Lien Term Loan B
6.500%, 02/28/2019	1,705	1,706

SEI Institutional Managed Trust / Annual Report / September 30, 2014	173

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Obsidian Natural Gas Trust
7.000%, 11/02/2015	$597	$599
Ocean, Cov-Lite, 1st Lien Term Loan B1
6.000%, 03/31/2021	2,562	2,453
One Call Medical, 1st Lien Term Loan
5.000%, 11/27/2020	2,261	2,253
Ortho-Clinical
4.750%, 06/30/2021	316	312
Ortho-Clinical Diagnostics, 1st Lien Term Loan B
4.750%, 06/30/2021	477	471
Otter Products
5.750%, 06/03/2020	948	938
Oxbow Carbon & Minerals, 2nd Lien
8.000%, 01/19/2020	1,250	1,253
Oxea, Cov-Lite, 2nd Lien
8.250%, 07/15/2020	750	741
Pacific Drilling, 1st Lien Term Loan
4.500%, 05/18/2018	1,975	1,907
Panda Sherman Power, Term Loan
9.000%, 09/14/2018	1,650	1,681
Panda Temple Power, 1st Lien Term Loan B
7.250%, 04/03/2019	805	821
Panolam Industries International
7.750%, 08/23/2017	706	703
Peak, Cov-Lite, 2nd Lien Term Loan
8.250%, 06/17/2022	2,300	2,277
Performance Food Group, Cov- Lite, 2nd Lien Term Loan
6.250%, 11/07/2019	594	592
Polymer Group, 1st Lien Term Loan B
5.250%, 12/19/2019	1,944	1,934
Presidio, 1st Lien Term Loan B
5.000%, 03/31/2017	1,735	1,732
Reddy Ice, 2nd Lien Term Loan
10.750%, 11/01/2019	1,670	1,486
Rite Aid, 2nd Lien Term Loan
5.750%, 07/07/2020	727	735
Road Infrastructure Investments, 2nd Lien Term Loan
7.750%, 09/30/2021	300	289
Royal Adhesives and Sealants, Term Loan
5.500%, 07/31/2018	1,455	1,461
Salix Pharmaceuticals, 1st Lien Term Loan
4.250%, 01/02/2020	625	622
Samson Investments
5.000%, 09/25/2018	1,100	1,059
Sears Holdings, 1st Lien Term Loan
5.500%, 06/30/2018	2,184	2,121

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Sirva Worldwide, Term Loan
7.500%, 03/27/2019	$1,383	$1,404
Skillsoft, Cov-Lite, 2nd Lien
7.750%, 04/28/2022	4,267	4,097
Solenis, Cov-Lite, 2nd Lien Term Loan
7.750%, 07/31/2022	410	398
Solenis International, Initial Dollar Term Loan, 1st Lien
4.250%, 07/31/2021	510	500
Steinway Musical Instruments, 1st Lien Term Loan
4.750%, 09/19/2019	971	968
Supervalu, Cov-Lite, 1st Lien Term Loan B
4.500%, 03/21/2019	3,925	3,849
Syncreon Holdings, 1st Lien Term Loan B
5.250%, 10/28/2020	2,243	2,220
Templar Energy
8.000%, 11/25/2020	618	598
Templar Energy, Cov-Lite, 2nd Lien Term Loan
8.000%, 11/25/2020	2,162	2,095
Texas Competitive Electric Holdings, Extending Term Loan
4.650%, 10/10/2017	1,677	1,239
Texas Competitive Electric Holdings, Term Loan
4.650%, 10/10/2014	9,798	7,193
The Nieman Marcus Group, 1st Lien Term Loan
4.250%, 10/25/2020	2,880	2,827
TNT Logistics Canadian, Cov- Lite, 1st Lien
6.500%, 03/19/2021	—	—
TNT Logistics, Cov-Lite, 1st Lien
6.500%, 03/19/2021	1	1
TNT Logistics Dutch BV, Cov- Lite, 1st Lien
6.500%, 03/19/2021	1	1
Toys R Us-Delaware
6.000%, 08/21/2019	2,198	2,110
Trans Union LLC, 1st Lien Term Loan
4.000%, 04/09/2021	498	489
Travelport
6.000%, 09/02/2021	3,095	3,088
True Religion Apparel, 1st Lien Term Loan
5.875%, 07/30/2019	368	338
True Religion Apparel, Term Loan
5.875%, 07/30/2019	393	361
TSAM Delaware LLC, 1st Lien
8.750%, 09/12/2019 (D)	963	954

174	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Vertafore
9.750%, 10/27/2017	$560	$563
Vantage Drilling Company
0.000%, 03/22/2019 (H)	511	489
Wilton Brands, 1st Lien Term Loan
7.500%, 08/30/2018	1,399	1,319
WTG Holdings III
4.750%, 01/15/2021	1,493	1,474

Total Loan Participations (Cost $186,354) ($ Thousands)		180,996

COLLATERALIZED DEBT OBLIGATIONS — 9.2%

Financials — 0.6%
Battalion CLO VII Warehouse Note
0.000% ‡‡	2,466	2,480
Battalion CLO, Ser 2012-3A, Cl SUB
0.000%, 1/18/2025 (A)	2,303	2,291
Battalion CLO, Ser 2013-4A
0.000%, 10/22/2025	5,640	4,907

		9,678

Other Asset-Backed Securities — 8.6%
B&M CLO, Ser 2014-1A, Cl C
3.948%, 04/16/2026 (A) (G)	2,108	1,997
B&M CLO, Ser 2014-1A, Cl D
4.948%, 04/16/2026 (A) (G)	3,471	3,101
B&M CLO, Ser 2014-1A, Cl E
5.948%, 04/16/2026 (A) (G)	2,480	2,113
Battalion CLO V, Ser 2014-5A, Cl SUB
0.000%, 04/17/2026 (A)	3,274	2,900
Benefit Street Partners CLO III, Ser 2013-IIIA, Cl SUB
0.000%, 01/20/2026	2,528	2,351
Benefit Street Partners CLO IV
0.000% ‡‡	2,000	2,277
Benefit Street Partners CLO V
0.000% ‡‡	6,487	6,487
CVP Cascade CLO-2, Ser 2014- 2A, Cl D
5.020%, 07/18/2026 (A) (G)	1,709	1,511
CVP Cascade CLO-2, Ser 2014- 2A, Cl E
6.020%, 07/18/2026 (A) (G)	2,469	2,151
Fifth Street Senior Loan Fund II, Warehouse Note
0.000% ‡‡	3,380	3,380
Figueroa CLO, Ser 2013-1I
0.000%, 3/21/2024	18,856	15,517
Figueroa CLO, Ser 2013-2A
0.000%, 12/15/2025	2,930	2,857
Fortress Credit Opportunities III
CLO, Ser 2014-3A, Cl E
6.478%, 04/28/2026 (A) (G)	3,482	3,317
Great Lakes CLO, Ser 2012-1A, Cl E
5.734%, 01/15/2023 (A) (G)	2,811	2,600

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Great Lakes CLO, Ser 2012-1A, Cl SUB
0.000%, 1/15/2023 (A)	$2,457	$2,064
Great Lakes CLO, Ser 2014-1A, Cl F
6.234%, 04/15/2025 (A) (G)	2,480	2,145
Great Lakes CLO, Ser 2014-1A, Cl SUB
0.000% ‡‡	6,943	6,388
Hildene CLO II, Ser 2014-2A, Cl C
3.176%, 07/19/2026 (A) (G)	1,987	1,925
Hildene CLO II, Ser 2014-2A, Cl D
3.976%, 07/19/2026 (A) (G)	1,987	1,890
Hildene CLO II, Ser 2014-2A, Cl E
5.376%, 07/19/2026 (A) (G)	1,987	1,778
Ivy Hill Middle Market Credit Fund, Ser 7A
0.000%, 10/20/2025 (A)	3,198	2,878
JFIN Revolver CLO, Ser 2013- 1A, Cl B
2.234%, 01/20/2021 (A) (G)	1,990	1,941
JFIN Revolver CLO, Ser 2014- 2A, Cl C
2.984%, 02/20/2022 (A) (G)	1,951	1,868
KKR CLO Trust, Ser 2012-1A, Cl C
4.731%, 12/15/2024 (A) (G)	2,941	2,943
KVK CLO, Ser 2012-2A, Cl SUB
0.000%, 2/10/2025 (A)	2,471	2,002
MidOcean Credit CLO, Ser 2014-3A, Cl F
6.230%, 07/21/2026 (A) (G)	1,968	1,731
Nelder Grove CLO, Ser 2014- 1A, Cl D1
4.758%, 08/28/2026 (A) (G)	1,951	1,912
Nelder Grove CLO, Ser 2014- 1A, Cl E
6.988%, 08/28/2026 (A) (G)	2,926	2,882
Neuberger Berman CLO VXI, Ser 2014-16A
0.000%, 4/15/2026	2,450	2,131
Neuberger Berman CLO XIII, Ser 2012-13A, Cl SUB
0.000%, 1/23/2024 (A)	447	259
Neuberger Berman CLO XVI, Ser 2014-16A, Cl SFN
0.000%, 4/15/2026	163	139
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl E
6.330%, 07/25/2025 (A) (G)	1,974	1,830
NXT Capital CLO, Ser 2012-1A, Cl E
7.734%, 07/20/2022 (A) (G)	2,417	2,418
OCP CLO, Ser 2012-2A, Cl SUB
0.000%, 11/22/2023 (A)	2,615	2,223
Peaks CLO 1, Ser 2014-1A, Cl D
4.734%, 06/15/2026 (A) (G)	985	907
Rockwall CDO, Ser 2007-1A, Cl A1LA
0.490%, 08/01/2024 (A) (G)	18,640	17,895
Rockwall CDO, Ser 2006-1A, Cl A1LB
0.740%, 08/01/2021 (A) (G)	18,260	17,393
Shackleton CLO, Ser 2014-6A, Cl SUB
0.000%, 07/17/2026 (A)	7,935	6,646
Trinitas CLO I, Ser 2014-1A, Cl SUB
0.000%, 04/15/2026 (A)	3,507	3,472

SEI Institutional Managed Trust / Annual Report / September 30, 2014	175

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

Trinitas CLO II, Ser 2014-2A, Cl D
4.114%, 07/15/2026 (A) (G)	$1,184	$1,115
Venture X CLO, Ser 2013-12A, Cl SUB
0.000%, 2/28/2024 (A)	2,693	2,208
Venture XIV CLO, Ser 2013-14A
0.000%, 08/25/2025 (A)	1,728	1,598
Venture XIV CLO, Ser 2013- 14A, Cl SFN
0.000%, 08/25/2025 (A)	105	90

		147,230

Total Collateralized Debt Obligations (Cost $146,320) ($ Thousands)		156,908

PREFERRED STOCK — 1.6%
Ally Financial, 7.000% (A) (G)	33,845	14,397
Aspen Insurance Holdings, 5.950% (G)	86,000	2,147
Ceva Holdings, 0.000%* (D)	1,214	1,457
Chesapeake Energy * (A)	721	800
Dana Holding, 0.000%* (A)	5,478	888
Dominion Resources, 6.000%*	15,500	872
Exelon, 6.500%*	17,750	902
Intelsat, 5.750%*	6,450	306
RBS Capital Funding Trust V, 5.900%	22,579	531
Regions Financial, 6.375%	131,800	3,228
Royal Bank of Scotland Group, 6.400%	70	2
SandRidge Energy, 7.000%*	4,800	427
SLM, 1.934% (G)	15,457	1,091

Total Preferred Stock (Cost $23,527) ($ Thousands)		27,048

MUNICIPAL BONDS — 1.1%
Commonwealth of Puerto Rico, Ser A, GO
Callable 07/01/2022 @ 100
5.000%, 07/01/2041	665	487
Commonwealth of Puerto Rico, Ser A, GO Callable 07/01/2020 @ 100
8.000%, 07/01/2035	5,198	4,574
Golden State, Tobacco Securitization, Ser A-1, RB Callable 06/01/2017 @ 100
5.750%, 06/01/2047	2,055	1,633
Golden State, Tobacco Securitization, Ser A-2, RB Callable 06/01/2022 @ 100
5.300%, 06/01/2037	845	671
Texas, Public Finance Authority, RB
Callable 07/01/2019 @ 100
8.250%, 07/01/2024	3,730	3,730

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

Tobacco Settlement Financing, Ser 1A, RB Callable 06/01/2017 @ 100
5.000%, 06/01/2029	$410	$345
5.000%, 06/01/2041	7,350	5,396
4.750%, 06/01/2034	4,035	2,983

Total Municipal Bonds (Cost $19,704) ($ Thousands)		19,819

ASSET-BACKED SECURITIES — 0.0%

Other Asset-Backed Securities — 0.0%
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
0.704%, 03/15/2019 (G)	1,117	482

Total Asset-Backed Securities (Cost $834) ($ Thousands)		482

CONVERTIBLE BONDS — 0.3%
Liberty Media CV to 16.7764
3.750%, 02/15/2030	4,094	2,567
Liberty Media CV to 22.94686
4.000%, 11/15/2029	1,670	1,079
Mirabela Nickel
9.500%, 06/20/2019 (A) (D)	1,280	1,280
Mirant CV to 14.7167
0.000%, 06/15/2021 (B)	2,200	—
Salix Pharmaceuticals CV to 15.1947
1.500%, 03/15/2019	348	842

Total Convertible Bonds (Cost $5,264) ($ Thousands)		5,768

COMMON STOCK — 0.3%
Aventine Renewable Energy Holdings*	1,411	17
Cengage Learning Holdings II*	2,408	75
Ceva Holdings* (D)	561	673
CUI Acquisition (D)	3	217
Dana Holding	67,046	1,285
Global Aviation Holdings, Cl A*	97,655	—
HMH Holdings Delaware* (D)	63,251	1,230
Mmodal	40,229	714
Quad	1,894	36
VSS AHC, Cl A* (C) (D) (E)	27,106	403

Total Common Stock (Cost $5,662) ($ Thousands)		4,650

176	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Number Of Warrants/Shares	Market Value ($ Thousands)

WARRANTS — 0.0%
Alion Science & Technology, Expires 03/15/17*	1,790	$—
Medical Card Systems*	14,662	—

Total Warrants (Cost $—) ($ Thousands)		—

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, L.P. 0.080%** †(I)	6,082	6

Total Affiliated Partnership (Cost $6) ($ Thousands)		6

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%** †	7,997,068	$7,997

Total Cash Equivalent (Cost $7,997) ($ Thousands)		7,997

Total Investments — 98.4% (Cost $1,693,491) ($ Thousands)		$1,684,288

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Appreciation ($ Thousands)
U.S. 2-Year Treasury Note	(21)	Dec-2014	$1
U.S. 5-Year Treasury Note	(43)	Dec-2014	18

			$19

A list of the outstanding centrally cleared swap agreements held by the Fund at September 30, 2014, is as follows:

Credit Default Swap
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
JPMorgan Chase Bank	CDX.NA.HY.22-V1 Index	BUY	(5.00%)	06/20/19	$16,672	$78

Percentages are based on a Net Assets of $1,711,276 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security.

‡	Real Estate Investment Trust.

‡‡	Maturity date is unavailable.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(B)	Security in default on interest payments.

(C)	Securities considered illiquid. The total market value of such securities as of September 30, 2014 was $540 ($ Thousands) and represented 0.0% of Net Assets.

(D)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2014 was $7,974 ($ Thousands) and represented 0.5% of Net Assets.

(E)	Securities considered restricted. The total value of such securities as of September 30, 2014 was $466 and represented 0.0% of Net Assets.

(F)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $6 ($ Thousands).

(G)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014. The date reported on the Schedule of Investments is the final maturity date.

(H)	Unsettled bank loan. Interest rate not available.

(I)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2014 was $6 ($ Thousands).

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CV — Convertible Security

LLC — Limited Liability Company

MTN — Medium Term Note

PIK — Payment-in-Kind

PLC — Public Limited Company

Ser — Series

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$1,276,353	$4,261	$1,280,614
Loan Participations	—	172,353	8,643	180,996
Collateralized Debt Obligations	—	—	156,908	156,908
Preferred Stock	5,916	21,132	—	27,048
Municipal Bonds	—	19,819	—	19,819
Asset-Backed Securities	—	482	—	482
Convertible Bonds	—	4,488	1,280	5,768
Common Stock	1,339	1,943	1,368	4,650
Warrants	—	—	—	—
Affiliated Partnership	—	6	—	6
Cash Equivalent	7,997	—	—	7,997

Total Investments in Securities	$15,252	$1,496,576	$172,460	$1,684,288

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$19	$—	$—	$19
Centrally Cleared Swaps*
Credit Default Swaps
Unrealized Appreciation	—	78	—	78

Total Other Financial Instruments	$19	$78	$—	$97

*	Futures contracts and swaps are valued at the unrealized appreciation on the instrument.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	177

SCHEDULE OF INVESTMENTS

High Yield Bond Fund (Concluded)

September 30, 2014

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Corporate Obligations	Loan Participations	Collateralized Debt Obligations	Preferred Stock	Convertible Bonds	Common Stock	Warrants
Beginning balance as of October 1, 2013	$2,110	$20,725	$189,595	$1,001	$—	$738	$570
Accrued discounts/premiums	33	18	(2,799)	—	(2)	—	—
Realized gain/(loss)	(630)	(4)	23,000	—	7	64	(3,463)
Change in unrealized appreciation/(depreciation)	(1,456)	(19)	(9,345)	—	(17)	370	3,463
Purchases	4,449	10,984	80,635	—	1,299	270	—
Sales	(32)	(15,873)	(126,008)	—	(7)	(149)	(570)
Transfer into Level 3	—	1,225	1,830	—	—	75	—
Transfer out of Level 3	(213)	(8,413)	—	(1,001)	—	—	—

Ending balance as of September 30, 2014	$4,261	$8,643	$156,908	$—	$1,280	$1,368	$—

Changes in unrealized gains (losses) included in earnings

Related to securities held at reporting date	$(2,117)	$(1,705)	$(367)	$—	$(17)	$422	$—

(1)	Of the $172,460 ($ Thousands) in Level 3 securities as of September 30, 2014, $6,744 ($ Thousands) or 0.4% of net assets are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

178	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Real Return Fund

September 30, 2014

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.7%
U.S. Treasury Inflation Protected Securities
2.625%, 07/15/2017	$13,194	$14,385
2.500%, 07/15/2016	17,789	18,883
2.375%, 01/15/2017	15,410	16,454
2.125%, 01/15/2019	12,783	13,964
2.000%, 01/15/2016	18,178	18,817
1.875%, 07/15/2019	14,765	16,111
1.625%, 01/15/2018	13,938	14,802
1.375%, 07/15/2018	13,745	14,601
0.125%, 04/15/2016	36,671	37,094
0.125%, 04/15/2017	41,284	41,832
0.125%, 04/15/2018	45,914	46,280
0.125%, 04/15/2019	30,909	30,984

Total U.S. Treasury Obligations (Cost $288,135) ($ Thousands)		284,207

CASH EQUIVALENT — 0.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	294,650	295

Total Cash Equivalent (Cost $295) ($ Thousands)		295

Total Investments — 99.8% (Cost $288,430) ($ Thousands)		$284,502

Percentages are based on a Net Assets of $284,944 ($ Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$284,207	$—	$284,207
Cash Equivalent	295	—	—	295

Total Investments in Securities	$295	$284,207	$—	$284,502

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	179

SCHEDULE OF INVESTMENTS

Multi-Strategy Alternative Fund

September 30, 2014

Description	Shares	Market Value ($Thousands)

REGISTERED INVESTMENT COMPANIES — 94.8%
Avenue Credit Strategies Fund, Cl I	4,396,544	$50,385
Blackrock Global Long/Short Credit Fund, Cl I	5,414,278	58,907
Diamond Hill Long/Short Fund, Cl Y	1,680,813	39,566
Driehaus Active Income Fund, Cl I	4,535,503	47,804
Driehaus Select Credit Fund	2,677,211	26,344
FPA Crescent Fund, Cl R	1,383,718	47,047
Gabelli ABC Fund, Cl A	2,693,242	27,794
Gabelli Enterprise Mergers, Cl Y	537,909	7,181
Gotham Absolute Return Fund	2,926,989	39,924
Merger Fund, Cl I	3,835,415	62,556
Robeco Boston Partners Long/Short Research Fund, Cl I	3,313,146	49,598
Wasatch Long/Short Fund, Cl R	932,124	15,184

Total Registered Investment Companies (Cost $461,245) ($ Thousands)		472,290

CASH EQUIVALENT — 13.1%
SEI Daily Income Trust, Prime Obligation Fund, Cl A
0.010%*†	65,337,946	65,338

Total Cash Equivalent (Cost $65,338) ($ Thousands)		65,338

Total Investments — 107.9% (Cost $526,583) ($ Thousands)		$537,628

Percentages are based on Net Assets of $498,090 ($Thousands).

*	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Investment in Affiliated Security (see Note 6).

Cl — Class

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$472,290	$—	$—	$472,290
Cash Equivalent	65,338	—	—	65,338

Total Investments in Securities	$537,628	$—	$—	$537,628

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

180	SEI Institutional Managed Trust / Annual Report / September 30, 2014

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund

September 30, 2014

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)

SOVEREIGN DEBT — 11.7%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/2018 to 04/15/2018	EUR	22,326	$29,639
Canada Government International Bond (C)
1.625%, 02/27/2019		500	498
0.875%, 02/14/2017		1,200	1,198
Chile Government International Bond (C)
3.875%, 08/05/2020		250	267
Deutsche Bundesrepublik Inflation Linked Bond
1.750%, 04/15/2020	EUR	13,416	19,334
1.500%, 04/15/2016	EUR	2,367	3,074
0.500%, 04/15/2030	EUR	453	624
0.100%, 04/15/2023	EUR	27,857	37,054
Development Bank of Japan (C)
5.125%, 02/01/2017		200	219
Export Development Canada (C)
2.250%, 05/28/2015		250	253
0.750%, 12/15/2017		750	737
0.500%, 09/15/2015		1,250	1,253
France Government Bond OAT
3.400%, 07/25/2029	EUR	375	700
3.150%, 07/25/2032	EUR	825	1,557
2.250%, 07/25/2020	EUR	1,349	2,005
1.850%, 07/25/2027	EUR	499	775
1.800%, 07/25/2040	EUR	519	866
1.600%, 07/25/2015	EUR	910	1,177
1.300%, 07/25/2019	EUR	21,220	29,588
1.100%, 07/25/2022	EUR	2,832	4,018
1.000%, 07/25/2017	EUR	1,584	2,108
0.250%, 07/25/2018 to 07/25/2024	EUR	10,332	13,607
French Treasury Note
2.100%, 07/25/2023	EUR	1,511	2,325
0.700%, 07/25/2030	EUR	200	269
0.450%, 07/25/2016	EUR	398	516

Description		Face Amount (1) (Thousands)/Shares	Market Value ($ Thousands)

Hydro-Quebec (C)
2.000%, 06/30/2016		250	$256
1.375%, 06/19/2017		150	151
Italy Buoni Poliennali Del Tesoro
3.100%, 09/15/2026	EUR	211	316
2.600%, 09/15/2023	EUR	1,216	1,742
2.550%, 09/15/2041	EUR	519	714
2.350%, 09/15/2019 to 09/15/2035	EUR	1,379	1,924
2.100%, 09/15/2016 to 09/15/2021	EUR	1,666	2,248
1.700%, 09/15/2018	EUR	604	812
Province of British Columbia (C)
6.500%, 01/15/2026		250	328
2.000%, 10/23/2022		750	717
Province of Ontario Canada (C)
2.450%, 06/29/2022		250	245
0.950%, 05/26/2015		250	251
Svensk Exportkredit (C)
5.125%, 03/01/2017		150	164
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	160	840
2.500%, 04/16/2020 to 07/17/2024	GBP	769	4,380
2.000%, 01/26/2035	GBP	432	1,512
1.875%, 11/22/2022	GBP	10,954	21,575
1.250%, 11/22/2017 to 11/22/2055	GBP	5,618	11,684
1.125%, 11/22/2037	GBP	258	565
0.750%, 03/22/2034 to 11/22/2047	GBP	1,290	2,730
0.625%, 03/22/2040 to 11/22/2042	GBP	1,432	2,955
0.500%, 03/22/2050	GBP	240	508
0.375%, 03/22/2062	GBP	481	1,057
0.125%, 03/22/2024 to 03/22/2044	GBP	4,182	7,203

Total Sovereign Debt (Cost $220,909) ($ Thousands)			218,538

COMMON STOCK — 2.9%

Consumer Discretionary — 0.3%
Amazon.com, Cl A*		210	68
Autonation*		925	46
Autozone*		115	59
Bed Bath & Beyond*		871	57
Best Buy		2,160	73
BorgWarner		609	32

SEI Institutional Managed Trust / Annual Report / September 30, 2014	181

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Cablevision Systems, Cl A	2,692	$47
CarMax*	974	45
CBS, Cl B	891	48
Chipotle Mexican Grill, Cl A*	131	87
Coach	2,031	72
Comcast, Cl A	1,101	59
Darden Restaurants	1,212	62
Delphi Automotive	1,026	63
DIRECTV*	748	65
Discovery Communications, Cl A*	611	23
Discovery Communications, Cl C*	611	23
Dollar General*	1,154	71
Dollar Tree*	1,222	68
DR Horton	2,237	46
Expedia	660	58
Family Dollar Stores	921	71
Ford Motor	2,814	42
Fossil Group*	541	51
GameStop, Cl A	1,141	47
Gannett	1,572	46
Gap	2,002	83
Garmin	1,579	82
General Motors	1,259	40
Genuine Parts	563	49
Goodyear Tire & Rubber	3,358	76
Graham Holdings, Cl B	90	63
H&R Block	2,909	90
Harley-Davidson, Cl A	750	44
Harman International Industries, Cl A	299	29
Hasbro	950	52
Home Depot	660	61
Interpublic Group	2,930	54
Johnson Controls	1,192	52
Kohl’s	1,084	66
L Brands	1,100	74
Leggett & Platt	2,324	81
Lennar, Cl A	1,255	49
Lowe’s	1,189	63
Macy’s	1,130	66
Marriott International, Cl A	1,390	97
Mattel	1,549	48
McDonald’s	711	68
Michael Kors Holdings*	798	57
NetFlix*	63	29
Newell Rubbermaid, Cl B	1,797	62
News*	3,347	55
Nike, Cl B	721	64
Nordstrom	882	60
Omnicom Group	1,019	70
O’Reilly Automotive*	451	68
PetSmart	770	54

Description	Shares	Market Value ($ Thousands)

Priceline Group*	45	$52
PulteGroup	2,869	51
PVH	529	64
Ralph Lauren, Cl A	318	53
Ross Stores	730	55
Scripps Networks Interactive, Cl A	899	70
Shimamura	500	46
Staples	5,706	69
Starbucks	728	55
Starwood Hotels & Resorts Worldwide	802	67
Target, Cl A	839	53
Thomson Reuters, Cl B	1,875	68
Tiffany	538	52
Time Warner	1,132	85
Time Warner Cable, Cl A	381	55
TJX	1,183	70
Tractor Supply	780	48
TransAlta	14,704	155
TripAdvisor*	606	55
Twenty-First Century Fox, Cl A	1,390	47
Urban Outfitters*	2,108	77
VF	892	59
Viacom, Cl B	751	58
Walt Disney	583	52
Whirlpool	397	58
Wyndham Worldwide	519	42
Wynn Resorts	141	27
Yum! Brands	892	64

		5,042

Consumer Staples — 0.4%
Altria Group	3,188	147
Archer-Daniels-Midland	2,391	122
Avon Products	10,607	133
Brown-Forman, Cl B	1,540	139
Campbell Soup	5,326	228
Clorox	2,249	216
Coca-Cola	5,019	214
Coca-Cola Enterprises	3,533	157
Colgate-Palmolive	2,381	155
ConAgra Foods	6,607	218
Constellation Brands, Cl A*	1,282	112
Costco Wholesale	969	121
CVS Health	2,373	189
Dr Pepper Snapple Group	3,217	207
Estee Lauder, Cl A	2,003	150
General Mills, Cl A	3,893	196
Heineken	867	65
Hershey	2,261	216
Hormel Foods	4,156	214
JM Smucker	2,125	210
Kellogg	2,746	169
Keurig Green Mountain	865	113

182	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Kimberly-Clark	1,728	$186
Kraft Foods	3,022	170
Kroger	2,940	153
Lorillard	2,734	164
McCormick	3,079	206
Mead Johnson Nutrition, Cl A	1,595	154
Molson Coors Brewing, Cl B	2,464	183
Mondelez International, Cl A	5,619	193
Monster Beverage*	1,680	154
PepsiCo	1,678	156
Philip Morris International	1,860	155
Procter & Gamble	2,259	189
Reynolds American	3,768	222
Safeway	2,823	97
SYSCO, Cl A	5,177	196
Tyson Foods, Cl A	4,314	170
Walgreen	2,355	140
Wal-Mart Stores	1,615	123
Whole Foods Market	3,400	130

		6,832

Energy — 0.2%
Anadarko Petroleum, Cl A	913	93
Apache	962	90
Baker Hughes	1,250	81
Cabot Oil & Gas	2,952	96
Cameron International*	1,419	94
Chesapeake Energy	3,983	91
Chevron	824	98
Cimarex Energy	700	88
ConocoPhillips	1,874	143
Consol Energy	2,336	88
Denbury Resources	6,027	91
Devon Energy	1,312	89
Diamond Offshore Drilling	2,198	75
EOG Resources	834	83
EQT	1,221	112
Exxon Mobil	1,312	123
FMC Technologies*	1,898	103
Halliburton	1,541	100
Helmerich & Payne	777	76
Hess	797	75
Kinder Morgan	3,199	123
Marathon Oil	2,383	90
Marathon Petroleum	1,154	98
Murphy Oil	2,333	133
Nabors Industries	2,958	67
National Oilwell Varco, Cl A	1,320	101
Newfield Exploration*	2,166	80
Noble Energy	1,386	95
Occidental Petroleum	1,154	111
Oneok	2,044	134
Peabody Energy	4,589	57
Phillips 66	1,153	94

Description	Shares	Market Value ($ Thousands)

Pioneer Natural Resources	645	$127
QEP Resources	3,090	95
Range Resources	1,290	87
Schlumberger, Cl A	1,258	128
Southwestern Energy, Cl A*	2,367	83
Spectra Energy	3,735	147
Subsea 7	4,431	63
Tesoro	1,406	86
Valero Energy	1,722	80
Williams	2,673	148

		4,116

Financials — 0.3%
Affiliated Managers Group*	278	56
Aflac	669	39
Allstate	963	59
American Express	700	61
American International Group	833	45
American Tower, Cl A†	1,028	96
Ameriprise Financial	614	76
Apartment Investment & Management, Cl A†	1,239	39
Assurant	976	63
AvalonBay Communities†	370	52
Bank of America	3,043	52
Bank of New York Mellon	1,378	53
BB&T	1,475	55
Berkshire Hathaway, Cl B*	465	64
BlackRock	239	78
Boston Properties†	488	57
Capital One Financial	700	57
CBRE Group, Cl A*	1,563	47
Charles Schwab	2,369	70
Chubb	727	66
Cincinnati Financial	2,017	95
Citigroup	679	35
CME Group	580	46
Comerica	1,055	53
Crown Castle International†	1,610	130
Discover Financial Services	1,159	75
E*Trade Financial*	2,457	55
Equity Residential†	941	58
Essex Property Trust†	340	61
Fifth Third Bancorp	3,134	63
Franklin Resources	783	43
General Growth Properties†	2,355	55
Genworth Financial, Cl A*	1,800	23
Goldman Sachs Group	268	49
Hartford Financial Services Group	1,315	49
HCP†	1,674	67
Health Care†	867	54
Host Hotels & Resorts†	3,192	68
Hudson City Bancorp, Cl A	4,255	42
Huntington Bancshares	5,352	52

SEI Institutional Managed Trust / Annual Report / September 30, 2014	183

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Intercontinental Exchange	310	$60
Invesco	1,903	75
Iron Mountain†	2,432	79
JPMorgan Chase	755	46
KeyCorp	3,605	48
Kimco Realty†	2,593	57
Legg Mason	1,384	71
Leucadia National	2,506	60
Lincoln National	1,188	64
Loews	1,087	45
M&T Bank	449	55
Macerich†	1,104	71
Marsh & McLennan	1,756	92
McGraw-Hill	531	45
MetLife	873	47
Moody’s	673	64
Morgan Stanley	1,399	48
NASDAQ OMX Group, Cl A	1,585	67
Navient	2,108	37
Northern Trust	820	56
Oversea-Chinese Banking	4,000	30
People’s United Financial	3,326	48
Plum Creek Timber†	1,119	44
PNC Financial Services Group	592	51
Principal Financial Group, Cl A	1,244	65
Progressive	2,974	75
ProLogis†	2,009	76
Prudential Financial	570	50
Public Storage†	541	90
Regions Financial	5,512	55
Simon Property Group†	325	53
Singapore Exchange	4,000	23
State Street	770	57
SunTrust Banks	1,338	51
T. Rowe Price Group	832	65
Torchmark, Cl A	964	50
Travelers	849	80
Unum Group	1,475	51
US Bancorp	1,531	64
Ventas†	1,347	83
Vornado Realty Trust†	658	66
Wells Fargo	1,097	57
Weyerhaeuser†	1,332	42
XL Group, Cl A	1,587	53
Zions Bancorporation	1,284	37

		4,961

Health Care — 0.3%
Abbott Laboratories	3,250	135
AbbVie	1,774	103
Aetna, Cl A	1,342	109
Agilent Technologies	1,375	79
Alexion Pharmaceuticals*	770	128
Allergan	887	158

Description	Shares	Market Value ($ Thousands)

AmerisourceBergen	1,216	$94
Amgen, Cl A	1,015	143
Baxter International	1,783	128
Becton Dickinson	1,001	114
Biogen Idec*	231	76
Boston Scientific*	8,618	102
Bristol-Myers Squibb	2,520	129
C.R. Bard	1,009	144
Cardinal Health	1,831	137
CareFusion*	1,711	77
Celgene, Cl A*	1,198	114
Cerner*	2,136	127
Cigna	1,164	106
DaVita HealthCare Partners*	1,274	93
Dentsply International	1,986	91
Edwards Lifesciences, Cl A*	1,189	121
Eli Lilly	2,348	152
Express Scripts Holding*	1,303	92
Gilead Sciences*	1,056	112
Hospira*	2,090	109
Humana	710	92
Intuitive Surgical*	248	115
Johnson & Johnson	1,072	114
Laboratory Corp of America Holdings*	954	97
McKesson	595	116
Medtronic	1,811	112
Merck	2,621	156
Mylan*	2,116	96
Patterson	2,743	114
PerkinElmer	1,796	78
Pfizer	3,995	118
Quest Diagnostics	1,743	106
Regeneron Pharmaceuticals*	331	119
St. Jude Medical	1,964	118
Stryker	1,505	121
Tenet Healthcare*	1,688	100
Thermo Fisher Scientific	740	90
UnitedHealth Group	1,450	125
Varian Medical Systems*	1,374	110
Vertex Pharmaceuticals*	1,209	136
Waters*	1,193	118
WellPoint	1,014	121
Zimmer Holdings	1,217	122
Zoetis, Cl A	2,551	94

		5,661

Industrials — 0.2%
3M	528	75
ADT, Cl A	1,823	65
Ametek	1,000	50
Boeing	707	90
C.H. Robinson Worldwide	1,277	84
Caterpillar, Cl A	615	61
Cintas	1,538	109

184	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

CSX	2,876	$92
Cummins	374	49
Danaher, Cl A	910	69
Deere	725	59
Delta Air Lines, Cl A	1,401	51
Dover	786	63
Dun & Bradstreet	676	79
Emerson Electric	1,127	70
Equifax	1,030	77
Expeditors International of Washington	1,894	77
Fastenal, Cl A	2,002	90
FedEx	581	94
Flowserve	922	65
Fluor	896	60
General Dynamics	849	108
General Electric	2,213	56
Honeywell International	801	75
Illinois Tool Works	945	80
Jacobs Engineering Group*	1,059	52
Joy Global	916	50
Kansas City Southern	757	92
L-3 Communications Holdings	643	76
Lockheed Martin	290	53
Masco	3,321	79
Norfolk Southern	909	101
Northrop Grumman	759	100
PACCAR	1,085	62
Pall	857	72
Parker-Hannifin, Cl A	653	75
Pitney Bowes	2,255	56
Precision Castparts	310	73
Quanta Services*	1,779	64
Raytheon	853	87
Republic Services	2,778	108
Robert Half International	1,948	95
Rockwell Automation	815	90
Rockwell Collins	1,049	82
Roper Industries	388	57
Ryder System	976	88
Snap-on	540	65
Southwest Airlines, Cl A	2,040	69
Stanley Black & Decker	854	76
Stericycle, Cl A*	907	106
Textron	1,332	48
Union Pacific	856	93
United Parcel Service, Cl B	682	67
United Technologies	672	71
Waste Management	2,460	117
WW Grainger	266	67
Xylem	1,841	65

		4,304

Information Technology — 0.3%
Adobe Systems*	1,333	92
Akamai Technologies*	1,426	85

Description	Shares	Market Value ($ Thousands)

Alliance Data Systems*	225	$56
Altera	2,530	91
Amphenol, Cl A	610	61
Analog Devices	1,415	70
Apple	1,148	116
Applied Materials	3,455	75
Autodesk, Cl A*	1,243	69
Automatic Data Processing	1,236	103
Broadcom, Cl A	2,356	95
CA	2,697	75
Cisco Systems	3,423	86
Citrix Systems*	1,207	86
Cognizant Technology Solutions, Cl A*	1,460	65
Computer Sciences	1,176	72
Corning, Cl B	3,400	66
eBay*	1,313	75
Electronic Arts*	1,687	60
EMC	2,540	74
F5 Networks, Cl A*	643	76
Facebook, Cl A*	800	63
Fidelity National Information Services, Cl B	1,370	77
First Solar*	548	36
Fiserv, Cl A*	1,220	79
Flir Systems	1,587	50
Google, Cl A*	126	74
Google, Cl C*	67	39
Harris	849	57
Hewlett-Packard	1,974	70
Intel	2,316	81
International Business Machines	503	95
Intuit	1,158	102
Jabil Circuit	3,548	71
Juniper Networks	2,336	52
KLA-Tencor	1,029	81
Lam Research	1,034	77
Linear Technology	1,618	72
MasterCard, Cl A	1,158	86
Microchip Technology	1,617	76
Microsoft	2,162	100
Motorola Solutions	1,017	64
NetApp	2,048	88
Nvidia	4,153	77
Oracle, Cl B	2,124	81
Paychex	2,240	99
Qualcomm	1,313	98
Red Hat*	1,679	94
Salesforce.com*	1,084	63
SanDisk	768	75
Symantec, Cl A	4,377	103
Teradata*	1,941	81
Texas Instruments	1,935	92
Total System Services	2,623	81
VeriSign*	1,285	71

SEI Institutional Managed Trust / Annual Report / September 30, 2014	185

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Visa, Cl A	345	$74
Western Digital	821	80
Western Union	3,461	56
Xerox	5,181	69
Xilinx	1,139	48
Yahoo!*	1,891	77

		4,657

Materials — 0.2%
Air Products & Chemicals	1,352	176
Airgas	1,440	159
Alcoa	7,387	119
Allegheny Technologies	2,842	106
Avery Dennison	3,561	159
Ball	2,359	149
Bemis	4,969	189
CF Industries Holdings	519	145
Dow Chemical, Cl A	2,113	111
E.I. du Pont de Nemours	2,122	152
Eastman Chemical	1,512	122
Ecolab	1,335	153
FMC	2,338	134
Freeport-McMoRan, Cl B	3,472	113
International Flavors & Fragrances	1,619	155
International Paper	3,363	161
Martin Marietta Materials, Cl A	995	128
MeadWestvaco	3,651	149
Monsanto	1,460	164
Mosaic	3,072	137
Newmont Mining	7,545	174
Nucor	2,439	132
Owens-Illinois*	4,063	106
PPG Industries	740	146
Praxair	1,132	146
Sealed Air	3,899	136
Sherwin-Williams, Cl A	831	182
Sigma-Aldrich	1,578	215
Voestalpine	3,151	125
Vulcan Materials	2,486	150

		4,393

Telecommunication Services — 0.3%
AT&T	45,494	1,603
CenturyTel	28,606	1,170
Frontier Communications	173,360	1,129
Verizon Communications	27,761	1,388
Windstream Holdings	111,449	1,201

		6,491

Utilities — 0.4%
AES	15,859	225
AGL Resources	3,950	203

Description	Shares	Market Value ($ Thousands)

Ameren	6,424	$246
American Electric Power	4,511	235
AusNet Services	122,879	147
Centerpoint Energy	9,333	228
CMS Energy	8,242	245
Consolidated Edison	5,035	285
Dominion Resources	3,522	243
DTE Energy	3,434	261
Duke Energy	3,640	272
Edison International	4,542	254
Entergy	3,011	233
Exelon	6,475	221
FirstEnergy	6,835	229
Integrys Energy Group	4,449	289
NextEra Energy	2,502	235
NiSource	6,334	260
Northeast Utilities	5,933	263
NRG Energy	6,416	195
Pepco Holdings	7,327	196
PG&E	5,556	250
Pinnacle West Capital	5,247	287
PPL	6,672	219
Public Service Enterprise Group	6,520	243
Red Electrica, Cl B	1,399	121
SCANA	5,367	266
Sempra Energy	2,530	267
Southern	6,436	281
TECO Energy	15,208	264
Wisconsin Energy	6,018	259
Xcel Energy	8,583	261

		7,683

Total Common Stock (Cost $42,432) ($ Thousands)		54,140

FOREIGN COMMON STOCK — 2.6%

Australia — 0.2%
AGL Energy	12,731	151
ALS	4,596	21
APA Group	20,222	132
Asciano	5,498	29
ASX	950	30
Aurizon Holdings	9,275	37
BHP Billiton	1,444	43
Brambles	3,731	31
Caltex Australia	4,649	114
CFS Retail Property Trust Group†	17,960	31
Coca-Cola Amatil	6,171	47
Cochlear	2,066	126
Computershare	22,927	244
Crown Resorts	4,311	52
CSL	2,169	141
Fortescue Metals Group	10,069	31
Harvey Norman Holdings	22,915	73

186	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Iluka Resources	4,121	$28
Incitec Pivot	9,597	23
Insurance Australia Group	7,664	41
Leighton Holdings	1,331	23
Metcash, Cl A	17,072	39
Origin Energy	8,809	115
Qantas Airways*	27,446	33
Ramsay Health Care	3,903	171
REA Group	843	32
Rio Tinto	1,320	69
Santos	7,343	88
Scentre Group*†	11,668	34
Sonic Healthcare	6,780	104
Sydney Airport	4,696	17
Tabcorp Holdings	16,759	53
Tatts Group	26,867	74
Telstra, Cl B	40,064	186
Toll Holdings	6,200	30
TPG Telecom	18,871	113
Transurban Group	5,588	38
Treasury Wine Estates	19,143	71
Wesfarmers	1,475	54
Westfield†	3,250	21
Woodside Petroleum	2,705	96
Woolworths	3,001	90
WorleyParsons	4,350	58

		3,034

Austria — 0.0%
Andritz	1,380	74
Erste Group Bank	2,296	52
OMV	4,244	143
Telekom Austria	14,656	132
Vienna Insurance Group Wiener Versicherung Gruppe	1,814	82

		483

Belgium — 0.1%
Ageas	983	33
Anheuser-Busch InBev	1,099	122
Belgacom	6,880	239
Colruyt	2,862	126
Delhaize Group	1,344	94
KBC Groep	675	36
Solvay	386	59
Telenet Group Holding*	2,272	131
UCB, Cl A	3,163	287
Umicore	2,024	89

		1,216

Canada — 0.2%
Agnico Eagle Mines	1,067	31

Description	Shares	Market Value ($ Thousands)

Agrium	572	$51
Alimentation Couche-Tard, Cl B	4,209	135
Atco, Cl I	3,268	133
Bank of Montreal	535	39
Bank of Nova Scotia, Cl C	668	41
Barrick Gold	1,727	25
BCE	3,420	147
BlackBerry*	13,856	138
Bombardier, Cl B	18,231	61
CAE	5,499	67
Cameco	1,287	23
Canadian National Railway	1,516	108
Canadian Pacific Railway	389	81
Canadian Tire, Cl A	691	71
Canadian Utilities, Cl A	4,940	173
Catamaran*	4,904	207
CGI Group, Cl A*	5,895	200
CI Financial	1,596	48
Crescent Point Energy, Cl F	1,225	44
Dollarama	1,042	89
Empire, Cl A	1,710	119
Encana	2,274	48
Enerplus	2,352	45
Finning International	2,404	68
First Quantum Minerals (Canada)	2,143	42
Fortis	5,621	174
Franco-Nevada	1,000	49
George Weston	1,379	109
Gildan Activewear	1,192	65
H&R†	636	13
Husky Energy	1,708	47
Imperial Oil	528	25
Intact Financial	860	56
Loblaw	2,607	131
Magna International, Cl A	748	71
Metro, Cl A	1,162	78
National Bank of Canada	1,018	47
Open Text	3,568	198
Pengrowth Energy	7,109	37
Potash Corp of Saskatchewan	2,157	75
RioCan†	1,451	33
Rogers Communications, Cl B	2,529	95
Saputo	2,238	63
Shaw Communications, Cl B	4,071	100
Silver Wheaton, Cl H	353	7
SNC-Lavalin Group	1,501	69
Suncor Energy	689	25
Teck Resources, Cl B	2,423	46
TELUS	3,640	124
Tim Hortons	1,429	113
Toronto-Dominion Bank	744	37
Turquoise Hill Resources*	6,748	25

SEI Institutional Managed Trust / Annual Report / September 30, 2014	187

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Valeant Pharmaceuticals International*	1,554	$204
Vermilion Energy	783	48

		4,398

China — 0.0%
Sands China	7,200	38
Yangzijiang Shipbuilding Holdings	63,108	58

		96

Denmark — 0.1%
AP Moeller - Maersk, Cl A	30	70
AP Moeller - Maersk, Cl B	35	83
Carlsberg, Cl B	1,235	110
Coloplast, Cl B	2,373	199
Danske Bank	2,438	66
Novo Nordisk, Cl B	3,520	168
Novozymes, Cl B	3,477	151
Pandora	981	77
TDC	19,418	148
Tryg	1,050	109
Vestas Wind Systems*	974	38
William Demant Holding*	1,463	112

		1,331

Finland — 0.1%
Elisa	5,193	138
Fortum	7,714	188
Kone, Cl B	1,544	62
Metso	980	35
Neste Oil	6,922	142
Nokia	19,940	170
Nokian Renkaat	2,756	83
Orion, Cl B	6,265	245
Sampo, Cl A	1,991	97
Stora Enso, Cl R	5,916	49
UPM-Kymmene, Cl V	4,939	71
Wartsila OYJ Abp	1,289	58

		1,338

France — 0.2%
Accor	875	39
Aeroports de Paris, Cl A	373	45
Air Liquide	672	82
Alcatel-Lucent*	18,365	57
ArcelorMittal	4,854	67
Arkema	601	40
AtoS	1,295	94
Bureau Veritas	900	20
Capital Gemini	1,281	92
Carrefour	1,050	32
Casino Guichard Perrachon	507	55
Christian Dior, Cl B	255	43

Description	Shares	Market Value ($ Thousands)

CNP Assurances	1,903	$36
Credit Agricole	1,627	25
Danone	624	42
Dassault Systemes	1,844	119
Electricite de France	2,757	90
Essilor International	1,806	198
Eutelsat Communications	168	5
Fonciere Des Regions†	434	39
GDF Suez	2,949	74
Groupe Eurotunnel	4,624	56
ICADE†	512	43
Iliad	495	105
Klepierre†	731	32
L’Oreal	335	53
LVMH Moet Hennessy Louis Vuitton	241	39
Natixis	5,679	39
Orange	9,037	136
Pernod Ricard	333	38
Remy Cointreau	588	42
Renault	450	33
Rexel	1,194	22
Sanofi	1,412	160
Schneider Electric	577	44
SCOR	1,457	45
SES	475	17
Suez Environnement	2,291	39
Technip	1,327	112
Thales, Cl A	738	39
Total	1,483	96
Unibail-Rodamco†	139	36
Valeo	335	37
Veolia Environnement*	4,258	75
Vinci	822	48
Vivendi	3,157	76
Wendel	279	32

		2,788

Germany — 0.1%
Adidas	223	17
Allianz	347	56
BASF	525	48
Bayer	703	99
Beiersdorf	629	53
Brenntag	1,131	56
Celesio	1,540	51
Commerzbank*	1,850	28
Continental	286	55
Deutsche Bank	542	19
Deutsche Boerse	557	37
Deutsche Lufthansa	2,426	38
Deutsche Post	923	30
Deutsche Telekom	10,128	154
E.ON	5,767	106

188	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Fraport Frankfurt Airport Services Worldwide	761	$50
Fresenius	1,842	91
Fresenius Medical Care	1,901	133
GEA Group	582	25
Hannover Rueck	619	50
HeidelbergCement	879	58
Henkel & KGaA	793	74
Infineon Technologies	9,810	101
K+S	1,500	43
LANXESS	600	33
Linde	210	40
MAN	398	45
Merck KGaA	1,034	95
Metro	2,178	72
Muenchener Rueckversicherungs	274	54
OSRAM Licht*	641	24
RTL Group	199	17
RWE	3,914	152
SAP	1,731	125
Siemens	424	50
Telefonica Deutschland Holding	23,199	121
ThyssenKrupp	1,832	48
United Internet	4,008	171
Volkswagen	135	28

		2,547

Greece — 0.0%
Coca-Cola HBC	1,128	24

Hong Kong — 0.1%
AIA Group	5,800	30
ASM Pacific Technology	27,400	271
Cathay Pacific Airways	27,000	50
Cheung Kong Infrastructure Holdings	42,438	298
CLP Holdings, Cl B	43,000	345
Galaxy Entertainment Group	7,000	41
HKT Trust and HKT	111,920	135
Hong Kong & China Gas	101,420	220
Hopewell Hong Kong Properties*	660	0
Hutchison Whampoa	5,000	61
Kerry Properties	13,000	44
Li & Fung	78,000	89
Link†	12,000	69
MGM China Holdings	10,400	30
MTR	13,000	51
NWS Holdings	28,000	50
PCCW	418,000	263
Power Assets Holdings	32,602	288
Shangri-La Asia	16,000	24
SJM Holdings	12,000	23
Swire Pacific, Cl A	4,000	51
Techtronic Industries	17,000	49

Description	Shares	Market Value ($ Thousands)

Wynn Macau	10,800	$34
Yue Yuen Industrial Holdings	13,000	39

		2,555

Ireland — 0.1%
Accenture, Cl A	975	79
Actavis*	563	136
Allegion	1,531	73
Bank of Ireland*	151,278	59
Covidien	1,548	134
CRH	4,534	104
Eaton	1,420	90
Ingersoll-Rand	1,099	62
Kerry Group, Cl A	2,692	190
Mallinckrodt*	700	63
Pentair	964	63
Perrigo	655	99
Ryanair Holdings ADR*	1,580	89
Seagate Technology	1,313	75

		1,316

Israel — 0.1%
Bank Hapoalim	9,043	51
Bank Leumi Le-Israel*	20,570	83
Bezeq The Israeli Telecommunication	87,057	150
Delek Group	603	228
Israel*	261	147
Israel Chemicals	12,621	91
Mizrahi Tefahot Bank*	6,105	73
NICE-Systems	7,919	321
Teva Pharmaceutical Industries	5,350	289

		1,433

Italy — 0.1%
Assicurazioni Generali	2,134	45
Atlantia	3,095	76
CNH Industrial	4,168	33
Enel	13,273	71
Enel Green Power	26,232	67
Eni	3,019	72
Fiat	5,271	51
Finmeccanica	5,105	50
Luxottica Group	1,251	65
Pirelli & C.	3,530	49
Prysmian	1,992	37
Saipem	2,856	61
Snam Rete Gas	25,202	139
Telecom Italia	202,728	201
Tenaris	3,874	89
Terna Rete Elettrica Nazionale	28,255	142

		1,248

SEI Institutional Managed Trust / Annual Report / September 30, 2014	189

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Japan — 0.4%
Acom*	1,100	$4
Aeon, Cl H	8,800	88
Air Water	2,000	30
Aisin Seiki	700	25
Ajinomoto	5,000	83
Alfresa Holdings	5,200	75
ANA Holdings	20,000	47
Asahi Group Holdings	2,800	81
Asahi Kasei	4,000	33
Astellas Pharma	5,000	74
Bank of Yokohama	10,000	55
Benesse, Cl A	1,200	39
Bridgestone	800	27
Calbee	1,900	62
Central Japan Railway	400	54
Chiba Bank, Cl B	6,000	42
Chubu Electric Power	5,900	68
Chugai Pharmaceutical	2,500	72
Chugoku Bank	2,200	32
Chugoku Electric Power	6,400	82
Daicel	3,000	33
Daiichi Sankyo	3,000	47
Daito Trust Construction	400	47
Daiwa House Industry	2,000	36
Daiwa Securities Group	5,000	40
Dentsu	1,000	38
East Japan Railway	400	30
Eisai	1,800	73
Electric Power Development	2,800	91
FamilyMart, Cl H	2,600	99
Fast Retailing	100	34
Fuji Heavy Industries	900	30
FUJIFILM Holdings	400	12
Fukuoka Financial Group	12,000	57
Gunma Bank	6,000	35
Hachijuni Bank	8,000	48
Hakuhodo DY Holdings	2,400	25
Hankyu Hanshin Holdings	7,000	41
Hirose Electric	200	25
Hiroshima Bank	10,000	49
Hisamitsu Pharmaceutical	1,500	54
Hitachi Chemical	839	15
Hitachi Metals	2,000	36
Hokuriku Electric Power	4,300	56
Idemitsu Kosan	6,900	146
Inpex	7,200	102
Isetan Mitsukoshi Holdings	3,300	43
Itochu Techno-Solutions	1,800	75
Iyo Bank	6,000	61
J Front Retailing	3,000	39
Japan Prime Realty Investment, Cl A†	11	40
Japan Real Estate Investment†	10	52
Japan Retail Fund Investment, Cl A†	18	36

Description	Shares	Market Value ($ Thousands)

Japan Tobacco	1,900	$62
Joyo Bank	8,000	39
JX Holdings	16,000	74
Kajima	7,000	34
Kakaku.com	2,300	33
Kamigumi	3,000	28
Kaneka	4,000	22
Kansai Electric Power	6,200	59
Kansai Paint	3,000	45
Kao	1,800	70
KDDI	2,400	144
Keikyu	4,000	33
Keio	4,000	30
Keyence	100	43
Kikkoman	3,000	64
Kintetsu	15,000	51
Kirin Holdings	6,100	81
Konami	456	10
Kuraray	2,000	23
Kyocera	400	19
Kyowa Hakko Kirin	6,000	74
Kyushu Electric Power	5,100	55
Lawson	1,600	112
LIXIL Group	800	17
M3	4,300	69
Maruichi Steel Tube	1,300	32
McDonald’s Holdings Japan	2,800	69
Medipal Holdings	4,900	60
MEIJI Holdings	1,100	87
Miraca Holdings	1,800	74
Mitsubishi Chemical Holdings, Cl B	5,000	25
Mitsubishi Motors	4,200	51
Mitsubishi Tanabe Pharma	2,100	31
Mitsui Chemicals	9,000	25
Murata Manufacturing	500	57
NEC	12,000	42
NGK Spark Plug	1,000	29
NH Foods	4,000	85
NHK Spring	2,400	24
Nippon Building Fund†	9	47
Nippon Electric Glass	4,000	19
Nippon Express	5,000	21
Nippon Steel & Sumitomo Metal	9,555	25
Nippon Telegraph & Telephone	3,200	199
Nisshin Seifun Group	8,415	83
Nissin Food Products	2,000	104
Nitori Holdings	900	56
NOK	1,500	34
Nomura Research Institute	1,800	58
NTT Data	800	29
NTT DOCOMO	10,100	169
Odakyu Electric Railway	3,000	27
Oji Holdings	10,000	38
Ono Pharmaceutical	600	53

190	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Oracle Japan	800	$31
Osaka Gas	32,000	128
Otsuka	1,200	48
Otsuka Holdings	1,600	55
Rakuten	1,800	21
Resona Holdings	3,200	18
Rohm	800	50
Sankyo	1,100	39
Santen Pharmaceutical	1,000	56
Sekisui Chemical	3,000	34
Seven & I Holdings	2,100	81
Seven Bank	11,800	48
Sharp	8,000	23
Shikoku Electric Power	6,500	83
Shimadzu	2,000	17
Shimizu	6,000	47
Shin-Etsu Chemical, Cl A	400	26
Shiseido	4,900	81
Shizuoka Bank	3,000	31
Showa Shell Sekiyu	12,600	120
SoftBank	1,300	91
Sumitomo	1,400	15
Suntory Beverage & Food	2,600	92
Suruga Bank	2,000	40
Suzuken	1,900	55
Sysmex	1,300	52
Taisei	5,000	28
Taiyo Nippon Sanso	4,000	35
Takashimaya	3,000	25
Takeda Pharmaceutical	900	39
Teijin	10,000	24
Terumo	2,200	53
Tobu Railway	7,000	35
Toho	1,600	36
Toho Gas	17,063	96
Tohoku Electric Power	4,200	48
Tokyo Gas	19,000	107
Tokyu	4,000	26
TonenGeneral Sekiyu	19,000	166
Toray Industries	4,000	26
TOTO	2,000	22
Toyo Seikan Group Holdings	1,900	24
Toyo Suisan Kaisha	3,000	100
Toyota Industries	700	34
Toyota Motor	500	29
Unicharm	3,300	75
USS	2,700	41
West Japan Railway	700	31
Yahoo Japan	8,200	31
Yakult Honsha	1,200	63
Yamaguchi Financial Group	2,000	19
Yamato Holdings	1,400	26
Yamato Kogyo	600	20
Yamazaki Baking	5,000	64

		8,367

Description	Shares	Market Value ($ Thousands)

Netherlands — 0.1%
Aegon	4,287	$36
Akzo Nobel	1,034	71
Altice SA*	691	37
ASML Holding	1,897	189
Corio†	1,083	53
Delta Lloyd	2,203	53
Fugro	3,158	96
Gemalto	1,917	176
ING Groep*	2,732	39
Koninklijke Ahold	4,258	69
Koninklijke Boskalis Westminster	625	35
Koninklijke DSM	1,537	95
Koninklijke Philips	1,231	39
Koninklijke Vopak	2,850	154
LyondellBasell Industries, Cl A	1,505	163
Nielsen	1,700	75
OCI*	1,040	32
QIAGEN*	3,735	85
Randstad Holding	769	36
Reed Elsevier	5,291	120
Royal KPN*	48,403	155
STMicroelectronics	12,799	99
TNT Express	3,349	21
Unilever	2,163	86
Wolters Kluwer	4,314	115
Ziggo NV	2,791	131

		2,260

New Zealand — 0.1%
Auckland International Airport	47,461	142
Contact Energy	61,510	287
Fletcher Building	22,187	152
Ryman Healthcare	27,971	170
Spark New Zealand	99,640	231
Xero*	7,067	119

		1,101

Norway — 0.0%
Akastor	5,060	20
Aker Solutions*	5,060	52
DNB, Cl A	4,057	76
Gjensidige Forsikring	3,894	82
Norsk Hydro	19,704	110
Orkla	13,781	125
Seadrill	2,600	70
Statoil	2,091	57
Telenor	5,194	114
Yara International	2,094	105

		811

Panama — 0.0%
Carnival	1,100	44

SEI Institutional Managed Trust / Annual Report / September 30, 2014	191

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Shares	Market Value ($ Thousands)

Portugal — 0.0%
Banco Comercial Portugues,
Cl R*	515,788	$67
Banco Espirito Santo*	50,830	8
EDP - Energias de Portugal	46,145	202
Galp Energia SGPS	9,755	159
Jeronimo Martins SGPS	11,012	121

		557

Singapore — 0.1%
Avago Technologies, Cl A	612	53
CapitaLand	16,000	40
DBS Group Holdings	3,000	43
Genting Singapore	104,000	93
Global Logistic Properties	17,000	36
Golden Agri-Resources	303,000	122
Hutchison Port Holdings, Cl U	59,000	41
Jardine Cycle & Carriage	3,000	101
Keppel	7,000	58
Keppel Land	18,000	50
Olam International	38,000	70
Sembcorp Industries	17,000	69
Sembcorp Marine	22,000	65
Singapore Press Holdings	45,000	148
Singapore Telecommunications	67,000	200
StarHub	77,000	249
United Overseas Bank	2,000	35
Wilmar International	54,000	131

		1,604

Spain — 0.1%
Abertis Infraestructuras	3,168	63
ACS Actividades de Construccion y Servicios	627	24
Amadeus IT Holding, Cl A	6,318	236
Banco Bilbao Vizcaya
Argentaria	7,846	48
Bankia*	12,911	24
Distribuidora Internacional de Alimentacion	17,088	123
Enagas	2,650	85
Ferrovial	1,249	24
Gas Natural SDG	3,251	96
Grifols	3,800	156
Iberdrola	11,015	79
Inditex	4,585	127
International Consolidated
Airlines Group*	7,033	42
Repsol, Cl A	5,486	130
Telefonica	7,193	111
Zardoya Otis	3,490	43

		1,411

Description	Shares	Market Value ($ Thousands)

Sweden — 0.1%
Alfa Laval	1,154	$25
Atlas Copco, Cl A	1,818	52
Atlas Copco, Cl B	1,891	49
Boliden	8,489	138
Electrolux	2,415	64
Elekta, Cl B	16,358	161
Getinge, Cl B	4,418	112
Hennes & Mauritz, Cl B	1,697	70
Hexagon, Cl B	4,786	152
Husqvarna, Cl B	10,117	72
Industrivarden, Cl C	2,237	39
Investment Kinnevik, Cl B	1,565	57
Lundin Petroleum*	8,304	141
Millicom International Cellular	965	77
Nordea Bank	3,377	44
Skandinaviska Enskilda Banken, Cl A	2,527	34
Svenska Cellulosa SCA, Cl B	2,836	68
Swedbank, Cl A	2,347	59
Swedish Match	3,223	105
Tele2, Cl B	5,367	65
Telefonaktiebolaget LM Ericsson, Cl B	17,279	219
TeliaSonera	16,045	111
Volvo, Cl B	2,403	26

		1,940

Switzerland — 0.1%
ABB	2,216	50
ACE	744	78
Actelion	953	112
Adecco	787	54
Aryzta	892	77
Baloise Holding	537	69
Barry Callebaut	52	58
Cie Financiere Richemont	1,207	99
EMS-Chemie Holding	226	94
Givaudan	59	95
Holcim	803	58
Kuehne & Nagel International	331	42
Lindt & Spruengli	17	139
Lonza Group	898	108
Nestle	1,249	92
Novartis	1,376	130
Partners Group Holding	160	42
Roche Holding	431	127
Schindler Holding	484	65
SGS, Cl B	17	35
Sika	24	83
Sonova Holding	687	110
Swatch Group	806	71
Swatch Group, Cl B	139	66
Swiss Life Holding	52	12
Swisscom	463	263

192	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Syngenta	167	$53
TE Connectivity	1,250	69
Transocean	6,882	221
Tyco International	2,113	94

		2,666

United Kingdom — 0.2%
Admiral Group	999	21
AMEC	4,533	81
Anglo American	1,410	32
Antofagasta	4,282	50
Aon	1,040	91
ARM Holdings	14,245	209
ASOS*	695	25
Associated British Foods	1,185	52
AstraZeneca	2,421	174
BG Group	4,346	80
BHP Billiton	1,565	44
BP	9,694	71
British American Tobacco	862	48
British Sky Broadcasting Group	2,333	33
BT Group, Cl A	22,256	137
Bunzl	1,394	36
Burberry Group	1,376	34
Capita	2,265	43
Centrica	21,436	107
Compass Group	2,623	42
Croda International	1,447	48
Diageo	1,208	35
Ensco, Cl A	2,502	103
Friends Life Group	5,557	28
G4S	5,689	23
GlaxoSmithKline	5,929	136
Glencore	6,137	34
IMI	1,574	32
Imperial Tobacco Group	919	40
Inmarsat	11,267	128
InterContinental Hotels Group	1,529	59
Intertek Group	544	23
ITV	11,950	40
J Sainsbury	7,007	28
Johnson Matthey	1,033	49
Marks & Spencer Group	4,422	29
National Grid	10,422	150
Next, Cl A	560	60
Noble	4,039	90
Pearson	1,667	34
Petrofac	2,796	47
Reckitt Benckiser Group	1,075	93
Reed Elsevier	3,034	49
Rexam	6,431	51
Rio Tinto	1,309	64
Royal Dutch Shell, Cl A	1,470	56
Royal Dutch Shell, Cl B	1,430	57

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

RSA Insurance Group	3,364	$26
SABMiller	864	48
Sage Group	37,971	225
Severn Trent	5,554	169
Shire	1,772	154
Smith & Nephew	9,047	153
Smiths Group	1,958	40
SSE	5,959	149
Tate & Lyle	2,203	21
Tesco	5,643	17
Travis Perkins	1,784	48
TUI Travel	8,063	51
Tullow Oil	7,183	75
Unilever	1,003	42
United Utilities Group, Cl B	13,136	172
Vodafone Group	44,635	148
WM Morrison Supermarkets	17,806	49
WPP	2,771	56

		4,639

Total Foreign Common Stock (Cost $42,007) ($ Thousands)		49,207

CORPORATE OBLIGATIONS — 2.0%

Consumer Discretionary — 0.0%
Trustees of Dartmouth College (C)
4.750%, 06/01/2019	$250	278
University of Southern California (C)
5.250%, 10/01/2111	100	122

		400

Consumer Staples — 0.0%
Wal-Mart Stores (C)
2.800%, 04/15/2016	300	310

Energy — 0.2%
Chevron (C)
4.950%, 03/03/2019	150	168
Exxon Mobil (C)
3.176%, 03/15/2024	500	510
Shell International Finance BV (C)
3.250%, 09/22/2015	250	257
Statoil (C)
2.900%, 10/15/2014	250	250
Total Capital (C)
3.000%, 06/24/2015	250	255
XTO Energy (C)
6.750%, 08/01/2037	300	426
6.500%, 12/15/2018	750	888

		2,754

SEI Institutional Managed Trust / Annual Report / September 30, 2014	193

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Financials — 1.5%
African Development Bank (C)
2.500%, 03/15/2016	$250	$257
1.250%, 09/02/2016	850	859
1.125%, 03/15/2017	200	201
0.875%, 03/15/2018	1,000	981
Andina de Fomento (C)
4.375%, 06/15/2022	250	267
Asian Development Bank (C)
5.593%, 07/16/2018	250	283
2.625%, 02/09/2015	1,000	1,009
1.125%, 03/15/2017	150	150
0.500%, 06/20/2016	1,000	998
Australia & New Zealand Banking Group NY MTN (C)
1.875%, 10/06/2017	250	252
Bank of Montreal MTN (C)
1.400%, 09/11/2017	200	200
Bank of New York Mellon (C)
3.550%, 09/23/2021	200	208
Bank of Nova Scotia (C)
3.400%, 01/22/2015	300	303
1.850%, 01/12/2015	500	502
Berkshire Hathaway Finance (C)
5.400%, 05/15/2018	250	281
Canadian Imperial Bank of Commerce (C)
2.350%, 12/11/2015	250	255
China Development Bank (C)
5.000%, 10/15/2015	250	260
CME Group (C)
3.000%, 09/15/2022	100	100
Commonwealth Bank of Australia NY MTN (C)
1.900%, 09/18/2017	150	151
Cooperatieve Centrale Raiffeisen-Boerenleenbank (C)
3.375%, 01/19/2017	250	262
Council of Europe Development Bank MTN (C)
1.500%, 02/22/2017	850	860
European Bank for Reconstruction & Development (C)
1.625%, 09/03/2015	300	304
1.500%, 03/16/2020	750	727
1.000%, 02/16/2017	600	601
0.750%, 09/01/2017	200	198
European Investment Bank (C)
4.875%, 02/15/2036	250	305
1.125%, 09/15/2017	850	849
1.000%, 12/15/2017	150	149
FMS Wertmanagement AoeR (C)
1.000%, 11/21/2017	950	941
0.625%, 04/18/2016	750	751

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

HSBC Holdings (C)
5.100%, 04/05/2021	$250	$281
Inter-American Development Bank (C)
7.000%, 06/15/2025	500	677
3.875%, 09/17/2019	350	385
1.125%, 03/15/2017	300	303
International Bank for Reconstruction & Development (C)
4.750%, 02/15/2035	250	301
2.375%, 05/26/2015	250	254
2.125%, 03/15/2016	300	307
0.875%, 04/17/2017	450	450
0.500%, 04/15/2016	1,000	998
International Finance (C)
2.125%, 11/17/2017	750	769
1.750%, 09/04/2018	200	201
1.125%, 11/23/2016	750	754
1.000%, 04/24/2017	300	300
KFW (C)
2.375%, 08/25/2021	500	502
1.000%, 01/12/2015	1,000	1,002
0.875%, 09/05/2017	200	198
Korea Finance (C)
4.625%, 11/16/2021	250	272
Landwirtschaftliche Rentenbank (C)
1.875%, 09/17/2018	550	556
1.750%, 04/15/2019	200	200
1.375%, 10/23/2019	500	486
1.000%, 04/04/2018	200	197
0.875%, 09/12/2017	300	297
National Australia Bank, Ltd. (C)
1.600%, 08/07/2015	350	354
Nordic Investment Bank MTN (C)
2.625%, 10/06/2014	250	250
2.500%, 07/15/2015	200	204
1.000%, 03/07/2017	750	750
0.750%, 01/17/2018	200	196
0.500%, 04/14/2016	750	750
North American Development Bank (C)
2.400%, 10/26/2022	200	190
Oesterreichische Kontrollbank MTN (C)
1.125%, 07/06/2015	150	151
Royal Bank of Canada MTN (C)
1.150%, 03/13/2015	250	251
Svenska Handelsbanken (C)
2.875%, 04/04/2017	200	208
Toronto-Dominion Bank (C)
2.375%, 10/19/2016	250	257
Toyota Motor Credit MTN (C)
3.400%, 09/15/2021	150	155
3.200%, 06/17/2015	100	102

194	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)/Shares	Market Value ($ Thousands)

Westpac Banking (C)
4.875%, 11/19/2019	$200	$223
3.000%, 08/04/2015	250	256

		27,451

Health Care — 0.1%
Johns Hopkins University
5.250%, 07/01/2019	75	85
Johnson & Johnson
5.950%, 08/15/2037	300	387
3.375%, 12/05/2023	500	522
Merck Sharp & Dohme
6.400%, 03/01/2028	50	64
Novartis Securities Investment
5.125%, 02/10/2019	150	168
Sanofi
4.000%, 03/29/2021	150	161

		1,387

Industrials — 0.0%
3M MTN
5.700%, 03/15/2037	150	189
General Electric Capital
0.850%, 10/09/2015	500	502

		691

Information Technology — 0.2%
Google
3.625%, 05/19/2021	150	159
Microsoft
2.500%, 02/08/2016	350	360
2.125%, 11/15/2022	500	477
1.625%, 09/25/2015	1,250	1,267
0.875%, 11/15/2017	1,500	1,482

		3,745

Telecommunication Services — 0.0%
Nippon Telegraph & Telephone
1.400%, 07/18/2017	200	200

Utilities — 0.0%
Southern California Gas
5.125%, 11/15/2040	150	173

Total Corporate Obligations (Cost $37,373) ($ Thousands)		37,111

EXCHANGE TRADED FUND — 1.0%
iShares iBoxx Investment Grade Corporate Bond Fund	162,104	19,164

Total Exchange Traded Fund (Cost $18,866) ($ Thousands)		19,164

Description	Shares/Face Amount (1) ($ Thousands)		Market Value ($ Thousands)

PREFERRED STOCK — 0.0%

Consumer Discretionary — 0.0%
Porsche Automobil Holding		342	$27

Consumer Staples — 0.0%
Henkel & KGaA		596	60

Materials — 0.0%
Fuchs Petrolub		1,520	58

Total Preferred Stock (Cost $137) ($ Thousands)			145

		Number of Warrants

WARRANTS — 0.0%
Olam International Expires 12/31/17*		4,698	—

Total Warrants (Cost $—) ($Thousands)			—

CASH EQUIVALENT — 35.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††		668,167,142	668,167

Total Cash Equivalent (Cost $668,167) ($ Thousands)			668,167

TIME DEPOSITS — 19.7%
Brown Brothers Harriman
2.750%, 10/01/2014	NZD	10	8
1.578%, 10/03/2014	AUD	42	37
0.350%, 10/01/2014	NOK	19	3
0.299%, 10/01/2014	CAD	80	71
0.060%, 10/01/2014	GBP	780	1,265
0.050%, 10/01/2014	SEK	99	14
0.030%, 10/01/2014 (C)		362,695	362,695
0.005%, 10/01/2014	HKD	72	9
0.005%, 10/01/2014	SGD	19	15
0.005%, 10/01/2014	JPY	6,521	59
0.001%, 10/03/2014	CHF	9	10
0.000%, 10/01/2014	EUR	2,334	2,948
0.000%, 10/01/2014	DKK	25	4

Total Time Deposits (Cost $367,138) ($ Thousands)			367,138

U.S. TREASURY OBLIGATIONS — 19.7%
U.S. Treasury Bills (A) (C)
0.052%, 12/04/2014		42,750	42,749
0.045%, 11/28/2014		42,750	42,749
0.014%, 01/15/2015 (B)		13,500	13,499

SEI Institutional Managed Trust / Annual Report / September 30, 2014	195

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	$609	$859
3.625%, 04/15/2028	829	1,126
2.625%, 07/15/2017	29,888	32,585
2.500%, 07/15/2016	1,567	1,663
2.500%, 01/15/2029	1,949	2,378
2.375%, 01/15/2017	236	252
2.375%, 01/15/2025	1,351	1,583
2.375%, 01/15/2027	177	210
2.125%, 01/15/2019	13,538	14,789
2.125%, 02/15/2041	1,160	1,443
2.000%, 01/15/2016	180	186
2.000%, 01/15/2026	462	526
1.875%, 07/15/2015	390	398
1.875%, 07/15/2019	1,343	1,466
1.750%, 01/15/2028	653	727
1.625%, 01/15/2015	795	795
1.625%, 01/15/2018	25,361	26,932
1.375%, 07/15/2018	735	780
1.375%, 01/15/2020	962	1,023
1.250%, 07/15/2020	1,261	1,339
1.125%, 01/15/2021	906	950
0.750%, 02/15/2042	1,529	1,400
0.625%, 07/15/2021	2,304	2,351
0.625%, 01/15/2024	2,348	2,360
0.500%, 04/15/2015	837	837
0.375%, 07/15/2023	19,964	19,747
0.125%, 04/15/2016	889	900
0.125%, 04/15/2017	1,206	1,222
0.125%, 04/15/2018	97,656	98,434
0.125%, 01/15/2022	16,211	15,838
0.125%, 07/15/2022	14,919	14,564
0.125%, 01/15/2023	19,147	18,525

Total U.S. Treasury Obligations (Cost $370,771) ($ Thousands)		367,185

Total Investments — 95.4% (Cost $1,767,800) ($ Thousands)		$1,780,795

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Amsterdam Index	112	Oct-2014	$98
Bloomberg Commodity Index Total Return Index***	314	Dec-2014	(79)
CAC40 10 Euro	337	Oct-2014	28
DAX Index	57	Dec-2014	(252)
DJ Euro Stoxx 50 Index	1,133	Dec-2014	87
FTSE 100 Index	441	Dec-2014	(1,162)
FTSE/JSE Top 40 Index	226	Dec-2014	(384)
Goldman Sachs Index***	63	Oct-2014	(241)
Hang Seng Index	54	Oct-2014	(314)
H-Shares Index	408	Oct-2014	(904)
IBEX 35 Plus Index	81	Oct-2014	93
KOSPI 200 Index	152	Dec-2014	(496)

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
MSCI EAFE Index E-MINI	420	Dec-2014	$(1,240)
MSCI Emerging Index E-MINI	625	Dec-2014	(1,917)
Russell 2000 Index E-MINI	499	Dec-2014	(2,543)
S&P 500 Index EMINI	2,727	Dec-2014	(2,125)
S&P Composite Index	32	Dec-2014	(86)
S&P Mid 400 Index E-MINI	221	Dec-2014	(1,152)
S&P TSE 60 Index	106	Dec-2014	(592)
S&P/MIB Index	37	Dec-2014	51
SGX S&P CNX Nifty Index	356	Oct-2014	(98)
Taiwan Index	310	Oct-2014	(135)
Topix Index	419	Dec-2014	1,309
Australian 10-Year Bond	916	Dec-2014	932
Canadian 10-Year Bond	1,031	Dec-2014	(836)
Euro-BOBL	98	Dec-2014	14
Euro-Bund	1,525	Dec-2014	1,791
Euro-Buxl 30-Year Bond	55	Dec-2014	127
Euro-Schatz	233	Dec-2014	(5)
Japanese 10-Year Bond	25	Dec-2014	(3)
Long Gilt 10-Year Bond	1,117	Dec-2014	585
Mini Japan 10-Year Bond	1,291	Dec-2014	181
U.S. 10-Year Treasury Note	4,690	Dec-2014	(3,864)
U.S. 2-Year Treasury Note	2	Dec-2014	—
U.S. 5-Year Treasury Note	161	Dec-2014	(39)
U.S. Long Treasury Bond	407	Dec-2014	(666)
Brent Crude Penultimate***	38	Nov-2014	(226)
Cocoa***	31	Dec-2014	45
Cocoa***	105	Mar-2015	174
Coffee ‘C’***	124	Dec-2014	126
Copper***	48	Dec-2014	(280)
Corn***	243	Dec-2014	(1,025)
Corn***	53	May-2015	(141)
Cotton No. 2***	109	Dec-2014	(509)
Cotton No. 2***	140	Mar-2015	(364)
Feeder Cattle***	51	Jan-2015	308
Feeder Cattle***	23	Nov-2014	162
Gasoline RBOB***	29	Nov-2014	(189)
Gasoil***	21	Dec-2014	(166)
Gold***	218	Dec-2014	(2,025)
Heating Oil***	14	Nov-2014	(150)
Lean Hogs***	41	Apr-2015	(16)
Lean Hogs***	167	Dec-2014	(28)
Lean Hogs***	198	Feb-2015	(112)
Live Cattle***	54	Apr-2015	72
Live Cattle***	143	Dec-2014	499
Live Cattle***	128	Feb-2015	298
LME Aluminum***	106	Dec-2014	47
LME Copper***	150	Mar-2015	(732)
LME Lead***	34	Mar-2015	(97)
LME Nickel***	34	Dec-2014	(438)
LME Nickel***	43	Mar-2015	(831)
LME Primary Aluminum***	412	Mar-2015	(1,086)
LME Zinc***	77	Dec-2014	154
LME Zinc***	115	Mar-2015	(203)
Natural Gas***	91	Nov-2014	28
Silver***	165	Dec-2014	(1,544)
Soybean***	100	Dec-2014	(253)
Soybean***	174	Jan-2015	(542)
Soybean***	72	Mar-2015	(381)
Soybean Meal***	62	Dec-2014	(438)
Soybean Meal***	127	Mar-2015	(266)
Soybean Oil***	27	Mar-2015	(62)
Sugar #11***	531	Feb-2015	(216)
Wheat***	85	Dec-2014	(614)

			$(24,858)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

196	SEI Institutional Managed Trust / Annual Report / September 30, 2014

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/30/14	AUD	3,700	USD	3,248	$18
10/30/14	CAD	5,300	USD	4,770	30
10/30/14	CHF	2,200	USD	2,322	19
10/30/14-12/17/14	EUR	258,032	USD	334,878	8,796
10/30/14-12/17/14	GBP	52,998	USD	86,491	633
10/30/14-12/17/14	HKD	20,950	USD	2,702	4
10/30/14-12/17/14	JPY	950,834	USD	8,751	80
12/17/14	BRL	24,400	USD	9,890	139
12/17/14	ILS	33,300	USD	9,186	137
12/17/14	KRW	13,740,100	USD	13,173	163
12/17/14	MXP	40,200	USD	2,969	(9)
12/17/14	SGD	24,900	USD	19,703	174
12/17/14	TRY	25,000	USD	10,952	206
12/17/14	TWD	396,200	USD	13,137	99
12/17/14	USD	40,148	BRL	93,000	(2,983)
12/17/14	USD	16	CAD	17	—
12/17/14	USD	1,249	CHF	1,157	(37)
12/17/14	USD	39,565	EUR	30,479	(1,045)
12/17/14	USD	28,639	GBP	17,506	(282)
12/17/14	USD	984	HKD	7,625	(2)
12/17/14	USD	29,661	ILS	106,200	(801)
12/17/14	USD	81	JPY	8,607	(3)
12/17/14	USD	37,721	KRW	38,746,500	(1,033)
12/17/14	USD	37,876	MXP	500,500	(804)
12/17/14	USD	29,493	SGD	37,000	(476)

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
12/17/14	USD	41,412	TRY	92,100	$(1,824)
12/17/14	USD	28,906	TWD	862,500	(525)
12/17/14	USD	29,746	ZAR	326,600	(1,216)
12/17/14	ZAR	160,800	USD	14,314	267

					$(275)

For the year ended September 30, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays	$(7,969)	$8,017	$48
Credit Suisse First Boston	(353,895)	353,750	(145)
JPMorgan Chase Bank	(63,842)	64,545	703
Royal Bank of Scotland	(413,374)	412,247	(1,127)
State Street	(29,842)	30,070	228
UBS	(2,304)	2,322	18

			$(275)

A list of open OTC swap agreements held by the Fund at September 30, 2014, are as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands) (1)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	Bovaspa Index	Negative Price Return	Positive Price Return	10/16/14	BRL	7,723	$(1,081)
Bank of America	Hang Seng Index	Negative Price Return	Positive Price Return	10/31/14	HKD	2,365	(881)
Bank of America	H-Shares Index	Negative Price Return	Positive Price Return	10/30/14	HKD	1,344	(420)
JPMorgan Chase Bank	H-Shares Index	Negative Price Return	Positive Price Return	10/31/14	HKD	180	(59)
Bank of America	SGX S&P CNX Nifty Index	Negative Price Return	Positive Price Return	10/30/14		8,372	(166)
JPMorgan Chase Bank	Swiss M arket Index	Negative Price Return	Positive Price Return	12/19/14	CHF	4,549	19
Bank of America	Taiex Futures Index	Negative Price Return	Positive Price Return	10/15/14	TWD	23	(17)
Bank of America	Taiwan Index	Negative Price Return	Positive Price Return	10/30/14		12,859	(250)
Bank of America	Canadian 10-Year Bond	Negative Price Return	Positive Price Return	12/01/14	CAD	1,519	(9)
Bank of America	Euro-Bund	Negative Price Return	Positive Price Return	12/10/14	EUR	104,395	461
Bank of America	Long Gilt 10-Year Bond	Negative Price Return	Positive Price Return	12/01/14	GBP	12,191	31
Bank of America	Mini Japan 10-Year Bond	Negative Price Return	Positive Price Return	12/22/14	JPY	424	56
Bank of America	U.S. Treasury 10-Year Note	Negative Price Return	Positive Price Return	12/01/14		498,438	(3,529)
Barclays	Brent Crude Penultimate***	Negative Price Return	Positive Price Return	11/13/14		25,927	(2,320)
Citigroup	Brent Crude Penultimate***	Negative Price Return	Positive Price Return	11/13/14		2,288	(123)
Barclays	WTI Crude***	Negative Price Return	Positive Price Return	12/01/14		28,074	(407)
Citigroup	WTI Crude***	Negative Price Return	Positive Price Return	12/01/14		7,853	(96)
Barclays	Natural Gas***	Negative Price Return	Positive Price Return	12/01/14		7,626	142
Barclays	Natural Gas***	Negative Price Return	Positive Price Return	12/01/14		5,824	108
Barclays	Heating Oil***	Negative Price Return	Positive Price Return	12/06/14		6,137	(348)
Deutsche Bank	Heating Oil***	Negative Price Return	Positive Price Return	12/06/14		6,248	(239)
Barclays	Gasoline RBOB***	Negative Price Return	Positive Price Return	12/06/14		6,420	(249)
Deutsche Bank	Gasoline RBOB***	Negative Price Return	Positive Price Return	12/06/14		5,116	(158)
Citigroup	Soybean Oil***	Negative Price Return	Positive Price Return	12/12/14		2,234	(60)
BoA Merrill Lynch	Soybean Oil***	Negative Price Return	Positive Price Return	12/23/14		2,389	(480)
Citigroup	Corn***	Negative Price Return	Positive Price Return	12/16/14		305	(46)
BoA Merrill Lynch	Corn***	Negative Price Return	Positive Price Return	12/16/14		10,777	(2,576)
Deutsche Bank	Lean Hogs***	Negative Price Return	Positive Price Return	12/16/14		340	(8)
BoA Merrill Lynch	Lean Hogs***	Negative Price Return	Positive Price Return	12/16/14		4,726	(152)
Barclays	Gasoil***	Negative Price Return	Positive Price Return	12/16/14		10,468	(581)
BoA Merrill Lynch	Gasoil***	Negative Price Return	Positive Price Return	12/16/14		406	(23)
Bank of America	Soybean Meal***	Negative Price Return	Positive Price Return	12/16/14		2,062	(681)
Bank of America	Wheat***	Negative Price Return	Positive Price Return	12/16/14		478	(166)
BoA Merrill Lynch	Live Cattle***	Negative Price Return	Positive Price Return	12/18/14		12,489	129
Bank of America	Soybean***	Negative Price Return	Positive Price Return	01/02/15		4,238	(367)

							$(14,546)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	197

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Accumulation Fund (Concluded)

September 30, 2014

A list of open Centrally cleared swap agreements held by the Fund at September 30, 2014, are as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands) (1)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase Bank	3-Month USD - LIBOR	2.25%	03/18/2020		75,000	$99
JPMorgan Chase Bank	3-Month USD - LIBOR	1.25%	03/18/2017		248,000	(139)
JPMorgan Chase Bank	6-Month EUR - EURIBOR	0.50%	12/21/2016	EUR	25,725	3

						$(37)

For the year ended September 30, 2014, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,865,846 ($ Thousands).

(1) In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.
***	Futures and swap contracts held by Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security (see Note 6).

(A)	The rate shown is the effective yield at the time of purchase.

(B)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(C)	Security, or portion thereof, is held by Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2014.

ADR — American Depositary Receipt

AUD — Australian Dollar

BOBL — Bundesobligationen

BRL — Brazilian Real

Cl — Class

CAD — Canadian Dollar

CHF — Swiss Franc

CNX — Credit Rating Information Services of India Limited and National Stock Exchange of India

DJ — Dow Jones

DAX — Deutsche Borse AG German Stock Index

DKK — Denmark Krone

EAFE — Europe, Australasia and Far East

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

FTSE — Financial Times Stock Exchange

GBP — British Pound

HKD — Hong Kong Dollar

IBEX — Spanish Exchange Index

ILS — Israeli Shekel

JPY — Japanese Yen

JSE — Johannesburg Stock Exchange

KOSPI — Korea Composite Stock Price Index

KRW — Korean Wan

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

Ltd. — Limited

MIB — Italian Stock Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

MXP — Mexican Peso

NOK — Norwegian Krone

NZD — New Zealand Dollar

OAT — Obligations Assimilables du Trésor

OTC — Over the Counter

RBOB — Reformulated Blendstock for Oxygenate Blending

SEK — Sweden Krona

S&P — Standard & Poor’s

SGD — Singapore Dollar

SGX — Singapore Exchange

TRY — Turkish New Lira

TSE — Tokyo Stock Exchange

TWD — Taiwanese Dollar

USD — U.S. Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Sovereign Debt	$3,365	$215,173	$—	$218,538
Common Stock	54,140	—	—	54,140
Foreign Common Stock	48,174	1,033	—	49,207
Corporate Obligations	—	37,111	—	37,111
Exchange Traded Fund	19,164	—	—	19,164
Preferred Stock	145	—	—	145
Warrants	—	—	—	—
Cash Equivalent	668,167	—	—	668,167
Time Deposits	—	367,138	—	367,138
U.S. Treasury Obligations	—	367,185	—	367,185

Total Investments in Securities	$793,155	$987,640	$—	$1,780,795

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$7,209	$—	$—	$7,209
Unrealized Depreciation	(32,067)	—	—	(32,067)
Forwards*
Unrealized Appreciation	—	10,765	—	10,765
Unrealized Depreciation	—	(11,040)	—	(11,040)
OTC Swaps*
Unrealized Appreciation	—	946	—	946
Unrealized Depreciation	—	(15,492)	—	(15,492)
Centrally Cleared Swaps*
Unrealized Appreciation	—	102	—	102
Unrealized Depreciation	—	(139)	—	(139)

Total Other Financial Instruments	$(24,858)	$(14,858)	$—	$(39,716)

*	Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

198	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

LOAN PARTICIPATIONS — 22.5%
1-800 Contacts, Term Loan, 1st Lien
4.250%, 01/29/21	$698	$688
AABS, Bridge Term Loan
4.875%, 01/15/38 (A)	896	910
ABG Intermediate Holdings 2, Cov-Lite, 1st Lien
5.500%, 05/27/21	498	495
Active Network, 1st Lien Term Loan
5.500%, 11/13/20	474	470
Advance Pierre Foods, Term Loan
5.750%, 07/10/17	1	1
Advantage Sales and Marketing
0.000%, 07/23/21 (B) (C)	27	1
Advantage Sales and Marketing, 1st Lien
4.250%, 07/23/21 (C)	1,548	1,520
Advantage Sales and Marketing, Revolver Loan
0.000%, 07/25/19 (B) (C)	500	(65)
Aircell Business Aviation Services, 1st Lien
7.500%, 03/21/18	250	252
Akorn, 1st Lien Term Loan B
4.500%, 04/16/21	550	546
Albertsons Holdings, 1st Lien
4.500%, 08/25/21	1,400	1,392
Alexander Mann Solutions, 1st Lien
5.750%, 12/20/19	348	345
AlliedBarton Security Services, Term Loan, 1st Lien
4.250%, 02/12/21	913	899
AmWINS Group, 1st Lien Term Loan B
5.000%, 09/06/19	47	47

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

AmWINS Group, Cov-Lite, 1st Lien
5.000%, 09/06/19	$101	$101
ANVC Merger, 1st Lien Term Loan
5.500%, 02/18/21	498	494
Araren, 2nd Lien Term Loan
9.250%, 08/18/21	500	497
Arctic Glacier, Cov-Lite, 1st Lien
5.000%, 05/10/19	313	308
Arctic Glacier U.S.A.
5.000%, 05/10/19	1	1
Aspect Software
7.250%, 05/07/16	567	565
Assured Partners, 1st Lien Term Loan
4.500%, 04/02/21	550	542
Assured Partners, 2nd Lien Term Loan
7.750%, 04/02/22	100	98
Astoria Generating, Cov-Lite, Term Loan
8.500%, 10/26/17	519	528
Atkore, Cov-Lite, 1st Lien Term Loan
4.500%, 04/09/21	1,300	1,287
Atkore, Cov-Lite, 2nd Lien Term Loan
7.750%, 10/09/21	350	346
Avaya
6.500%, 03/31/18	1,625	1,610
Avaya, Term Loan B3
4.654%, 10/26/17	1,916	1,824
Bauer Performance Sports
4.000%, 04/15/21	220	218
Belmond Interfin
4.000%, 03/19/21	698	687
Berling Packaging LLC, 2nd Lien Term Loan
8.750%, 04/02/20	150	149
BG Intermediate Holdings 2, 1st Lien
5.500%, 05/27/21	1	1
BJ’s Wholesale Club
4.500%, 09/26/19	946	931
Brickman Group Holdings, 1st Lien Term Loan
4.000%, 12/18/20	1,200	1,172
California Pizza Kitchen, Term Loan
5.250%, 03/29/18	236	226
Call Credit Information Group, 1st Lien Term Loan
5.206%, 02/12/21	2,000	3,221
CAMP Systems, Cov-Lite, 1st Lien Term Loan
4.750%, 05/31/19	149	149

SEI Institutional Managed Trust / Annual Report / September 30, 2014	199

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CAMP Systems, Cov-Lite, 2nd Lien Term Loan
8.250%, 11/29/19	$200	$201
Capital Automotive
6.000%, 04/30/20 (C)	210	212
Carcore National, 1st Lien Term Loan
5.500%, 03/05/21	449	446
Carcore National, Unfunded Loan
0.500%, 09/15/15 (B) (C)	1,600	—
Castlelake Aircraft Securitization Trust, Ser 2014-1, Cl A1
5.250%, 02/15/29 (A)	2,677	2,687
Castlelake Aircraft Securitization Trust, Ser 2014-1, Cl B
7.500%, 02/15/29 (A)	1,784	1,787
Catalent Pharma Solutions, Term Loan
6.500%, 12/31/17	15	15
Cengage Learning Acquisitions, 1st Lien Term Loan
7.000%, 03/31/20	898	896
Ceridian
4.500%, 05/09/17	365	361
Ceridian, 1st Lien
4.157%, 05/09/17	350	349
Ceva Group PLC, 1st Lien Term Loan
6.500%, 03/19/21	1,127	1,088
Ceva Intercompany BV, 1st Lien Term Loan
6.500%, 03/19/21	483	467
Ceva Logistics, 1st Lien Term Loan
6.500%, 03/19/21	83	81
CHG Healthcare Services, 1st Lien
4.250%, 11/19/19	736	731
CompuCom Systems, Term Loan
4.250%, 05/07/20	931	891
Connolly, Cov-Lite, 1st Lien Term Loan
5.000%, 05/14/21	1,500	1,491
CPM Holdings
6.250%, 08/29/17	321	321
CPM Holdings, 2nd Lien
10.250%, 03/01/18	200	202
CTI Foods, 1st Lien Term Loan
4.500%, 06/12/20	200	199
CTI Foods, 2nd Lien Term Loan
8.250%, 06/28/21	400	401
Cumulus Media, 1st Lien
4.250%, 12/23/20	666	654
Cunningham Lindsey, Cov-Lite, 1st Lien
5.000%, 12/10/19	197	194

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Deltek Systems, 1st Lien Term Loan
4.500%, 10/10/18	$434	$430
Dematic, Cov-Lite, 1st Lien
4.250%, 12/28/19	1,234	1,215
Diamond Foods Cov-Lite, 1st Lien
4.250%, 08/20/18	1,095	1,082
DJO Finance
4.250%, 09/15/17	246	244
Doncaster PLC, 2nd Lien Term Loan
9.500%, 10/09/20	138	138
DS Waters, Cov-Lite, 1st Lien Term Loan
5.250%, 08/30/20	99	100
Endurance International, 1st Lien
5.000%, 11/09/19 (C)	790	787
Evergreen Skillsoft, 1st Lien
4.500%, 04/28/21	1,050	1,029
EXE Castle, 2nd Lien Term Loan
7.250%, 04/05/21	150	149
Exopack, Cov-Lite, 1st Lien Term Loan B
5.250%, 05/08/19	199	200
Expert Global
8.500%, 04/02/18	10	10
8.000%, 04/02/18	1,280	1,277
Expro Holdings, 1st Lien
0.000%, 09/02/21(C)	700	696
Fender Musical Instruments, 1st Lien Term Loan
5.750%, 04/03/19	266	265
Filtration Group, Cov-Lite, 1st Lien
4.500%, 11/20/20	398	396
First Advantage, 2nd Lien Term Loan
10.500%, 08/28/19 (A)	150	149
First Advantage, Cov-Lite, Term Loan B
6.250%, 02/13/19	690	688
First Advantage, Term Loan B
6.250%, 02/28/19	2	2
First Data, 1st Lien Extended Term Loan
4.155%, 03/24/21	700	689
First Data, 1st Lien Term Loan
3.655%, 03/23/18	280	274
Fitness International
5.500%, 07/01/20	700	693
Flakt Woods Group Hybrid Term Loan, 2nd Lien
4.819%, 03/20/17	650	788
Fleetpride, 1st Lien
5.250%, 11/19/19	442	437

200	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Flexera Software, Cov-Lite, 1st Lien Term Loan
4.500%, 04/02/20	$400	$396
Flexera Software, Cov-Lite, 2nd Lien
8.000%, 04/02/21	150	145
Gates Global
4.250%, 07/05/21	1,000	981
GCA Services Group, Cov-Lite, 1st Lien Term Loan
5.500%, 11/01/19	1	1
4.250%, 11/01/19	91	90
GCA Services Group, Cov-Lite, 2nd Lien Term Loan
9.250%, 10/11/20	120	120
GlobalLogic Holdings, 1st Lien Term Loan B
6.250%, 05/31/19	299	289
Go Daddy, Cov-Lite, 1st Lien Term Loan
4.750%, 05/13/21	95	94
GOGO
11.250%, 06/21/17	468	491
Goodpack, Cov-Lite, 1st Lien Term Loan
4.750%, 09/09/21	500	498
Greenway Medical Technologies, 1st Lien Term Loan
9.250%, 11/04/21	100	99
6.000%, 11/04/20	896	891
Grocery Outlet, Cov-Lite, Term Loan
5.500%, 12/17/18	1,475	1,471
Gypsum, Cov-Lite, 1st Lien Term Loan
4.750%, 04/01/21	998	983
HDV Holdings, Term Loan
5.750%, 12/18/18	127	126
Hearthside Food Solutions, 1st Lien Term Loan
4.500%, 06/02/21	500	497
Hoffmaster Group, 1st Lien Term Loan
5.250%, 05/09/20	750	746
Hostess Brands
6.750%, 04/09/20	100	102
Hub International, 1st Lien Term Loan B
4.250%, 10/02/20	1,397	1,364
Hyland Software, 1st Lien Term Loan
4.750%, 02/19/21	200	199
Interactive Date, Cov-Lite, 1st Lien Term Loan
4.750%, 05/02/21	1,000	994
Interlind Brands
4.000%, 03/17/21	182	179

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Interline Brands
4.000%, 03/17/21	$1,114	$1,092
Intertrust Group, 1st Lien Term Loan
4.484%, 04/16/21	500	497
Intertrust Group, 2nd Lien Term Loan
8.000%, 04/15/22	1,700	1,680
Intrawest Holdings
0.375%, 12/10/18 (B)	200	—
Intrawest, 1st Lien Term Loan
5.500%, 12/09/20	279	279
J Crew Group, 1st Lien
4.000%, 03/05/21	543	515
J Crew Group, Term Loan B
4.000%, 03/05/21	255	242
Jacobs Entertainment, 1st Lien Term Loan
5.250%, 10/29/18	393	365
Jazz Acquisition Wencor, Cov-Lite, Unfunded
0.000%, 06/19/19 (B) (C)	450	(8)
Karman Buyer
0.000%, 07/23/21	24	24
Knowledge Universe Education LLC, 1st Lien Term Loan
5.250%, 03/18/21	798	798
Kronos, Incremental Term Loan
4.500%, 10/30/19	367	364
Kronos, Term Loan
4.500%, 10/30/19 (B)	—	—
La Quinta, Intermediate Term Loan
4.000%, 04/14/21	644	639
Lafarge MONIER, 1st Lien Term Loan
4.702%, 10/15/20	655	832
Landest Software, 1st Lien
5.000%, 02/25/20	447	445
Learning Care Group, 1st Lien
5.500%, 05/05/21	1,500	1,498
Lineage Logistics, Cov-Lite, 1st Lien Term Loan
4.500%, 04/07/21	2,175	2,147
Lions Gate Entertainment, 2nd Lien Term Loan
5.000%, 07/19/20	1,500	1,504
McJunkin Red Man, 1st Lien Term Loan B
5.000%, 11/08/19	1,836	1,833
Men’s Wearhouse
4.500%, 06/18/21	850	844
Mergermarket, 1st Lien Term Loan
4.500%, 02/04/21	748	726
Minimax GmbH & Co.
4.500%, 08/14/20	350	349

SEI Institutional Managed Trust / Annual Report / September 30, 2014	201

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MISYS, 1st Lien Term Loan
5.000%, 12/12/18	$790	$788
MISYS, 2nd Lien
12.000%, 06/12/19	350	395
Mitchell International, Cov-Lite, 2nd Lien Term Loan
8.500%, 10/11/21	1,150	1,146
Mitel Networks, 1st Lien
5.250%, 01/31/20	557	558
Momentive Performance Materials, 1st Lien
4.000%, 04/15/15	400	399
MRI Software, 1st Lien
5.250%, 02/04/21	200	199
Multiplan
4.000%, 03/31/21	1,445	1,410
NANA Development, 1st Lien Term Loan
8.000%, 03/15/18	271	265
National Veterinary Associates, Cov-Lite, 1st Lien Term Loan
4.750%, 08/14/21	750	747
National Veterinary Associates, Cov-Lite, 2nd Lien Term Loan
8.000%, 08/14/22	250	248
National Vision, Cov-Lite, 1st Lien Term Loan
4.000%, 03/12/21	1,297	1,260
Navistar International
5.750%, 08/17/17	118	118
Nes Global Talent, 1st Lien Term Loan
6.500%, 10/03/19	1,128	1,117
NexTech Systems, 1st Lien
6.000%, 10/28/18 (A)	829	815
Nord Anglia Education, 1st Lien Term Loan
4.500%, 03/31/21	1,097	1,089
Nuveen Investments
4.155%, 05/13/17	250	249
One Call Medical, 1st Lien Term Loan
5.000%, 11/27/20 (C)	778	776
P2 Energy, Cov-Lite, 1st Lien Term Loan
6.250%, 10/30/20	2	2
5.000%, 10/30/20	695	691
P2 Energy Solutions, Cov-Lite, 2nd Lien Term Loan
9.000%, 04/30/21	150	150
Panda Temple Power, 1st Lien Term Loan B
7.250%, 04/03/19	350	357
Panolam Industries International
7.750%, 08/23/17	196	195

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Paradigm
4.750%, 07/30/19	$315	$311
Pelican Products
9.250%, 04/09/21	1,000	998
Performance Food Group, Cov-Lite, 2nd Lien Term Loan
6.250%, 11/07/19	1,192	1,188
Phillips-Medisize, 1st Lien
4.750%, 06/16/21	500	497
Pierre Foods, 2nd Lien Term Loan
9.500%, 10/02/17	346	341
Pierre Foods, Term Loan, 1st Lien
5.750%, 07/10/17	362	362
Pipeline Supply & Service, 1st Liean Term Loan
5.500%, 01/28/20	273	272
Ranpak, 2nd Lien Term Loan
8.500%, 04/10/20	200	202
RCS, 1st Lien Term Loan
6.500%, 04/29/19	700	703
Reddy Ice, 1st Lien Term Loan
7.750%, 05/01/19 (B)	—	—
6.750%, 05/01/19	345	326
Reddy Ice, 2nd Lien Term Loan
10.750%, 11/01/19	225	200
Reddy Ice, Term Loan
7.750%, 05/01/19	1	1
Renaissance Learning, 1st Lien
4.500%, 04/09/21	898	878
Rexam PLC, 1st Lien Term Loan
8.000%, 05/02/22	650	646
4.250%, 05/03/21	1,000	991
Rise, Term Loan
4.750%, 02/12/39 (A)	2,891	2,931
Road Infrastructure Investments, 1st Lien Term Loan
4.250%, 03/31/21	748	726
Road Infrastructure Investments, 2nd Lien Term Loan
7.750%, 09/30/21	400	385
Royal Adhesives and Sealants, Term Loan
5.500%, 07/31/18	292	293
Sabre Holdings
4.250%, 02/15/19	588	580
Sears Holdings, 1st Lien Term Loan
5.500%, 06/30/18	496	482
Servicemaster, 1st Lien Term Loan
4.250%, 07/01/21	1,150	1,131
Shields Finance, 1st Lien Term Loan B
5.000%, 01/29/21	1,496	1,491
SI Organization, 1st Lien Term Loan
5.750%, 11/23/19	442	443

202	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

SI Organization, Unfunded
4.750%, 11/23/19 (B)	$58	$—
Signode Industrial Group
4.000%, 05/01/21	1,080	1,059
Signode Industrial Group, 2nd Lien
4.000%, 05/01/21	1,344	1,318
Sirva Worldwide, Term Loan
7.500%, 03/27/19	839	851
Smart & Final, Cov-Lite, 1st Lien Term Loan
4.750%, 11/15/19	749	747
Southern Graphic Systems
4.250%, 10/17/19	245	242
Southern Graphic Systems, 1st Lien
4.250%, 10/17/19	169	167
Sparta Systems
7.750%, 07/28/20 (A)	700	693
Stuart Weitzman Acquisition LLC, 1st Lien Term Loan
4.500%, 04/08/20	750	735
Sutherland Global, 1st Lien Term Loan
7.250%, 03/06/19	194	193
Sutherland SGS
7.250%, 03/06/19	87	87
Syncreon Holdings, 1st Lien Term Loan B
5.250%, 10/28/20	647	640
Texas Competitive Electric Holdings
3.750%, 05/05/16	139	139
Texas Competitive Electric Holdings, Delayed Term Loan, 1st Lien
3.750%, 05/05/16	144	144
The Harvard Drug Group, Term Loan B
5.000%, 10/29/19	356	356
The Nieman Marcus Group, 1st Lien Term Loan
4.250%, 10/25/20	1,490	1,463
The Telx Group
7.500%, 04/09/21	300	298
4.500%, 04/09/20	1,000	982
ThermaSys, Term Loan 1st Lien
5.250%, 05/03/19	366	363
TI Group Automotive Systems, 1st Lien
4.250%, 07/02/21	270	266
TMS International, Cov-Lite, 1st Lien
4.500%, 10/16/20	398	397
TNT Logistics Canadian, Cov-Lite, 1st Lien
6.500%, 03/19/21 (B)	—	—
TNT Logistics, Cov-Lite, 1st Lien
6.500%, 03/19/21	2	2

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

TNT Logistics Dutch BV, Cov-Lite, 1st Lien
6.500%, 03/19/21	$1	$1
Trans Union LLC, 1st Lien Term Loan
4.000%, 04/09/21	998	981
TSAM Delaware LLC, 1st Lien
8.750%, 09/12/19 (A)	385	382
Univision Communications, Term Loan C3
4.000%, 03/01/20	995	975
V Group, Cov-Lite, 1st Lien
5.000%, 06/25/21	250	248
Viking Aquisitions
6.000%, 11/05/16	76	75
Wall Street Systems Delaware
4.500%, 04/30/21	2,343	2,320
WTG Holdings III
4.750%, 01/15/21	498	491

Total Loan Participations (Cost $122,116) ($ Thousands)		121,256

ASSET-BACKED SECURITIES — 19.8%

Credit Cards — 0.1%
Citi Holdings Liquidating Unrated Performing Assets, Ser 2012-BIZ, Cl A
0.253%, 12/15/49 (A) (D)	309	267

Mortgage Related Securities — 0.7%
Asset-Backed Securities Home Equity, Ser 2004-HE8, Cl M1
1.205%, 12/25/34 (E)	711	665
GSAA Home Equity Trust, Ser 2006-14, Cl A3A
0.405%, 09/25/36 (E)	655	412
GSAA Home Equity Trust, Ser 2007-7, Cl A4
0.425%, 07/25/37 (E)	1,308	1,110
Home Equity Asset Trust, Ser 2005-7, Cl M1
0.605%, 01/25/36 (E)	800	723
New Century Home Equity Loan Trust, Ser 2004-4, Cl M2
0.950%, 02/25/35 (E)	685	627
New Century Home Equity Loan Trust, Ser 2005-1, Cl M2
0.875%, 03/25/35 (E)	524	466

		4,003

Other Asset-Backed Securities — 19.0%
ACAS CLO, Ser 2014-1AR, Cl CR
3.485%, 09/20/23 (D) (E)	2,500	2,503

SEI Institutional Managed Trust / Annual Report / September 30, 2014	203

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ACE Securities Home Equity Loan Trust, Ser 2006-ASP2, Cl A2D
0.435%, 03/25/36 (E)	$1,750	$1,547
Aerco, Ser 2000-2A, Cl A3
0.612%, 07/15/25 (E) (F)	1,101	594
Airplanes Pass-Through Trust, Ser 2001-1A, Cl A9
0.704%, 03/15/19 (E)	1,411	609
ALM VII, Ser 2013-7RA, Cl C
3.683%, 04/24/24 (D) (E)	1,250	1,199
ALM VII, Ser 2013-7R2A, Cl B
2.833%, 04/24/24 (D) (E)	1,250	1,208
Ares XXVI CLO, Ser 2013-1A, Cl C
2.984%, 04/15/25 (D) (E)	750	722
Avalon IV Capital, Ser 2014-1AR, Cl DR
4.083%, 04/17/23 (D) (E)	750	750
Babcock & Brown Air Funding I, Ser 2007-1A, Cl G1
0.454%, 11/14/33 (D) (E)	764	650
Carlyle Global Market Strategies CLO, Ser 2014-2AR, Cl DR
4.132%, 07/20/23 (D) (E)	1,000	992
CCR MT100 Payment Rights Master Trust, Ser 2010-CA, Cl C
0.599%, 07/10/17 (A) (D) (E)	6,477	6,303
Cent CLO 16, Ser 2014-16AR, Cl BR
3.740%, 08/01/24 (D) (E)	2,500	2,487
Centerline REIT, Ser 2004-RR3, Cl A2
4.760%, 09/21/45 (D) (E)	3,273	3,317
CIFC Funding Ser 2012-1AR, Cl A3R
3.306%, 08/14/24 (D) (E)	1,000	995
CIFC Funding Ser 2012-2A, Cl A3L
3.234%, 12/05/24 (D) (E)	500	488
CIFC Funding Ser 2014-1A, Cl C
3.034%, 04/18/25 (D) (E)	750	726
CIT Mortgage Loan Trust, Ser 2007-1, Cl 2A3
1.605%, 10/25/37 (D) (E)	4,700	4,366
Citigroup Mortgage Loan Trust, Ser 2007-WFH2, Cl A4
0.505%, 03/25/37 (E)	700	620
COA Summit CLO, Ser 2014-1A, Cl C
4.086%, 04/20/23 (D) (E)	500	500
ColumbusNova CLO, Ser 2007-1A, Cl D
1.581%, 05/16/19 (D) (E)	1,500	1,441
Connecticut Valley Structured Credit CDO III, Ser 2006-3A, Cl A3A
0.883%, 03/23/23 (D) (E)	500	476

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Connecticut Valley Structured Credit, Ser 2006-3A, Cl B2
6.676%, 03/23/23	$442	$438
Copper River CLO, Ser 2007-1A, Cl A2B
0.634%, 01/20/21 (D) (E)	2,000	1,956
Credit Suisse Mortgage Trust, Ser 14-SURF, Cl E
3.260%, 02/15/29	3,150	3,158
Drug Royalty II, Ser 2014-1, Cl A2
3.484%, 07/15/23	1,079	1,079
Dryden XXIII Senior Loan Fund, Ser 2014-23RA, Cl BR
3.184%, 07/17/23 (D) (E)	1,750	1,741
Duane Street CLO II, Ser 2006-2A, Cl E
3.982%, 08/20/18 (D) (E)	1,250	1,217
Emerald Aviation Finance, Ser 2013-1, Cl B
6.350%, 10/15/38 (D)	1,414	1,436
First Frankin Mortgage Loan Trust, Ser 2006-FF1, Cl 2A4
0.495%, 01/25/36 (E)	500	440
Flagship CLO VI, Ser 2007-1A, Cl D
2.634%, 06/10/21 (D) (E)	2,000	1,956
Gallatin CLO VII, Ser 2014-1A, Cl D
3.987%, 07/15/23 (D) (E)	500	484
Golub Capital Partners CLO, Ser 2014-10AR, Cl CR
3.184%, 10/20/21 (D) (E)	1,500	1,492
Gramercy Park CLO, Ser 2014-1AR, Cl BR
3.183%, 07/17/23 (D) (E)	2,700	2,686
Gramercy Park CLO, Ser 2014-1AR, Cl CR
4.283%, 07/17/23 (D) (E)	600	596
GreenPoint Mortgage Funding Trust, Ser 2005-HE4, Cl M1
0.860%, 07/25/30 (E)	3,150	2,949
Greywolf CLO III, Ser 2014-1A, Cl B
3.076%, 04/22/26 (D) (E)	750	727
GSAA Home Equity Trust, Ser 06-18, Cl AF5A
6.002%, 11/25/36	3,202	2,264
GSAA Trust, Ser 2005-10, Cl M4
0.805%, 06/25/35 (E)	950	878
GSAMP Trust, Ser 2005-HE6, Cl M1
0.595%, 11/25/35 (E)	2,850	2,624
Halcyon Loan Advisors Funding, Ser 2012-1A, Cl B
3.234%, 08/15/23 (D) (E)	500	487
Halcyon Loan Advisors Funding, Ser 2012-2A, Cl C
3.083%, 12/20/24 (D) (E)	500	482

204	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Halcyon Loan Investors CLO II, Ser 2007-2A, Cl C
1.633%, 04/24/21 (D) (E)	$500	$473
Helios Series I Multi Asset CBO, Ser 2001-1A, Cl B
1.170%, 12/13/36 (D) (E)	1,082	1,028
Icon Brand Holdings, Ser 2013-1A, Cl A2
4.352%, 01/25/43 (A)	1,382	1,376
Katonah, Ser 2007-10A, Cl D
2.238%, 04/17/20 (D) (E)	500	489
Kingsland IV, Ser 2007-4A, Cl D
1.683%, 04/16/21 (D) (E)	500	472
LCM X, Ser 2014-10AR, Cl DR
3.984%, 04/15/22 (D) (E)	1,000	995
LCM X, Ser 5A, Cl D
1.580%, 03/21/19	500	474
Lehman XS Trust, Ser 2007-9, Cl 1A1
0.275%, 06/25/37 (E)	1,659	1,497
Lime Street CLO, Ser 2007-1A, Cl D
2.733%, 06/20/21 (D) (E)	750	718
MT Wilson CLO II, Ser 2007-2A, Cl D
2.984%, 07/11/20 (D) (E)	3,000	2,897
MWAM CBO, Ser 2001-1A, Cl C1
3.078%, 01/30/31 (D) (E)	2,117	1,970
MWAM CBO, Ser 2001-1A, Cl C2
14.092%, 01/30/31 (D)	1,631	1,773
Newstar Commercial Loan Funding, Ser 2014-1A, Cl C
3.830%, 04/20/25 (D) (E)	1,500	1,492
Newstar Commercial Loan Funding, Ser 2014-1A, Cl D
4.980%, 04/20/25 (D) (E)	750	739
N-Star REL CDO VIII, Ser 2006-8A, Cl A2
0.517%, 02/01/41 (D) (E)	1,000	899
OCP CLO, Ser 2014-6A, Cl B
3.224%, 07/17/26 (D) (E)	1,000	991
Octagon Investment Partners X, Ser 2006-10A, Cl D
1.634%, 10/18/20 (D) (E)	1,250	1,188
Octagon Investment Partners XV, Ser 2013-1A, Cl C
3.084%, 01/19/25 (D) (E)	500	486
OHA Credit Partners VII, Ser 2012-7A, Cl D
4.232%, 11/20/23 (D) (E)	500	494
OZLM Funding V, Ser 2013-5A, Cl B
3.233%, 01/17/26 (D) (E)	750	734
Pangaea CLO, Ser 2007-1A, Cl B
1.234%, 10/21/21 (D) (E)	500	479
Primus CLO II, Ser 2007-2A, Cl C
1.184%, 07/15/21 (D) (E)	1,500	1,451

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Raspro Trust, Ser 2005-1A, Cl G
0.633%, 03/23/24 (D) (E)	$31	$31
Sands Point Funding, Ser 2006-1A, Cl D
1.984%, 07/18/20 (D) (E)	500	473
Saxon Asset Securities Trust, Ser 2005-4, Cl M1
0.595%, 11/25/37 (E)	1,650	1,425
Shackleton CLO, Ser 2012-2A, Cl D
4.284%, 10/20/23	1,000	981
Steele Creek CLO, Ser 2014-1A, Cl C
3.434%, 08/21/26 (D) (E)	500	489
Structured Asset Securities Mortgage Loan Trust, Ser 2006-OPT1, Cl A5
0.415%, 04/25/36 (E)	1,700	1,530
Structured Asset Securities Mortgage Loan Trust, Ser 2007-BC1, Cl A4
0.285%, 02/25/37 (E)	1,850	1,599
Structured Asset Securities, Ser 2006-BC6, Cl A4
0.325%, 01/25/37 (E)	750	624
Suane Street CLO, Ser 2007-4A, Cl D
2.483%, 11/14/21	1,850	1,781
TICP CLO II, Ser 2014-2A, Cl B
3.231%, 07/20/26 (D) (E)	600	587
Turbine Engines Securitization, Ser 2013-1A, Cl A
5.125%, 12/13/48 (A) (D)	1,061	1,072
Turbine Engine Securitization, Ser 2013-1A, Cl B
6.375%, 12/15/48 (A)	647	657
Venture XIV CLO, Ser 2013-14A, Cl C
2.988%, 08/28/25 (D) (E)	500	484
Venture XV CLO, Ser 2013-15A, Cl C
3.334%, 07/15/25 (D) (E)	250	246
Vibrant CLO II, Ser 2013-2A, Cl B
2.983%, 07/24/24 (D) (E)	1,000	951
Wachovia Asset Securitization Issuance II, Ser 2007-HE1, Cl A
0.295%, 07/25/37 (D) (E)	964	854
Wachovia Bank Commercial Mortgage Trust, Ser 2007-WHL8, Cl LXR1
0.854%, 06/15/20	730	702
Willis Engine Securitization Trust II, Ser 2012-A, Cl A
5.500%, 09/15/37 (A) (D) (F)	1,830	1,835
Witeh, Ser 2014-1A, Cl C
2.990%, 05/01/26	1,000	963

		101,982

Total Asset-Backed Securities (Cost $106,070) ($ Thousands)		106,252

SEI Institutional Managed Trust / Annual Report / September 30, 2014	205

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

CORPORATE OBLIGATIONS — 18.3%

Consumer Discretionary — 2.3%
Checkers Drive-In Restaurants
11.000%, 12/01/17 (D)	$575	$630
GRD Holdings III
10.750%, 06/01/19 (D)	1,500	1,654
Guitar Center
6.500%, 04/15/19 (D)	1,650	1,485
MDC Partners
6.750%, 04/01/20 (D)	3,535	3,641
Men’s Wearhouse
7.000%, 07/01/22 (D)	650	656
PF Chang’s China Bistro
10.250%, 06/30/20 (D)	160	159
R&R Ice Cream
8.250%, 05/15/20	500	440
Reynolds Group Issuer
7.875%, 08/15/19	1,250	1,328
7.125%, 04/15/19	1,500	1,554
Seminole Hard Rock Entertainment
5.875%, 05/15/21 (D)	100	97
SITEL
11.000%, 08/01/17 (D)	750	776

		12,420

Consumer Staples — 1.4%
Bumble Bee Holdings
9.000%, 12/15/17 (D)	1,621	1,698
Central Garden and Pet
8.250%, 03/01/18	1,500	1,526
Harbinger Group
7.875%, 07/15/19	349	372
KeHE Distributors
7.625%, 08/15/21 (D)	550	583
Vector Group
7.750%, 02/15/21	3,050	3,210

		7,389

Energy — 3.1%
Atlas Energy Holdings Operating
9.250%, 08/15/21	1,500	1,530
7.750%, 01/15/21	389	383
7.750%, 01/15/21 (D)	150	148
Atlas Pipeline Partners
6.625%, 10/01/20	200	204
Bill Barrett
7.625%, 10/01/19	250	258
7.000%, 10/15/22	600	596
BreitBurn Energy Partners
7.875%, 04/15/22	1,700	1,721
Crestwood Midstream Partners
7.750%, 04/01/19	810	848

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Endeavor Energy Resources
7.000%, 08/15/21 (D)	$2,450	$2,524
Global Partners
6.250%, 07/15/22 (D)	50	50
NGL Energy Partners
6.875%, 10/15/21 (D)	780	811
Pacific Drilling
5.375%, 06/01/20 (D)	500	458
Penn Virginia Resource Partners
8.375%, 06/01/20 (F)	1,024	1,116
Regency Energy Partners
8.375%, 06/01/19 (D)	3,185	3,376
SandRidge Energy
8.125%, 10/15/22	300	300
7.500%, 03/15/21	500	487
7.500%, 02/15/23	200	194
Ultra Petroleum
5.750%, 12/15/18 (D) (F)	1,120	1,126
Ultra Resources
4.510%, 10/12/20 (A)	500	476

		16,606

Financials — 8.6%
Bank of America (E)
6.250%, 09/29/49	2,800	2,782
5.125%, 12/31/49	5,150	5,015
Barclays
8.250%, 12/31/99 (E)	750	759
Cadence Financial
4.875%, 06/28/19 (D)	1,750	1,759
CIC Receive Master Trust
4.890%, 10/07/21 (A)	2,800	2,803
Citigroup (E)
5.950%, 12/29/49	1,250	1,250
5.350%, 05/29/49	1,250	1,159
Credit Suisse Group
6.250%, 12/29/49 (D) (E)	600	579
Customers Bank
6.125%, 06/26/29 (D) (E)	2,300	2,320
Fifth Third Bancorp (E)
5.100%, 12/31/49	1,630	1,536
4.900%, 12/29/49	1,200	1,174
HSBC Holdings (E)
6.375%, 12/29/49	1,000	999
5.625%, 12/29/49	2,850	2,830
Jefferies Finance
7.375%, 04/01/20 (D)	1,000	1,023
Jefferies LoanCore
6.875%, 06/01/20 (D)	300	290
JPMorgan Chase (E)
5.150%, 04/05/23	2,110	2,010
5.000%, 12/29/49	5,970	5,820
Kennedy-Wilson
8.750%, 04/01/19	2,395	2,545

206	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Nationstar Mortgage
7.875%, 10/01/20	$45	$45
6.500%, 07/01/21	230	219
Nordea Bank
6.125%, 12/31/49 (D) (E)	1,700	1,666
5.500%, 09/29/49	1,350	1,326
Opal Acquisition
8.875%, 12/15/21 (D)	1,600	1,652
Oxford Finance
7.250%, 01/15/18 (D)	875	906
ProSight Global
7.500%, 11/20/20 (A)	250	256
Schahin II Finance SPV
5.875%, 09/25/22 (D) (F)	1,799	1,704
Skyway Concession
0.613%, 06/30/26 (D) (E)	850	680
Wilton Re Finance
5.875%, 03/30/33 (D) (E)	1,350	1,404

		46,511

Health Care — 0.1%
Symbion
8.000%, 06/15/16	705	731

Industrials — 1.1%
Dynagas LNG Partners
6.250%, 10/30/19	1,150	1,150
LMI Aerospace
7.375%, 07/15/19 (D)	200	200
Marquette Transportation
10.875%, 01/15/17	50	52
Princess Juliana International Airport Operating
5.500%, 12/20/27 (D) (F)	1,036	1,036
Quality Distribution
9.875%, 11/01/18	1,000	1,050
Unifrax I
7.500%, 02/15/19 (D)	200	202
Xefin Lux SCA MTN
3.913%, 06/01/19 (D) (E)	1,850	2,320

		6,010

Information Technology — 0.9%
Avaya
7.000%, 04/01/19 (D)	1,250	1,213
Eagle Midco
9.000%, 06/15/18 (D)	800	817
Infor US
9.375%, 04/01/19	2,200	2,376
Sabre
8.500%, 05/15/19 (D)	420	449

		4,855

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Materials — 0.5%
Kaiser Aluminum
8.250%, 06/01/20	$225	$248
KGHM International
7.750%, 06/15/19 (D)	650	686
TPC Group
8.750%, 12/15/20 (D)	1,695	1,801

		2,735

Utilities — 0.3%
AES
3.234%, 06/01/19 (E)	1,500	1,478

Total Corporate Obligations (Cost $99,710) ($ Thousands)		98,735

COLLATERALIZED DEBT OBLIGATIONS — 16.5%

Financials — 1.8%
ALM VI, Ser 2012-6A, Cl SUB
0.000%, 06/14/23	500	445
Commercial Industrial Finance, Ser 2006-1BA, Cl B2L
4.233%, 12/22/20 (D) (E)	1,000	985
Copper River CLO, Ser 2006-1A, Cl INC
0.000%, 01/20/21 (D) (E)	3,000	3,291
Covenant Credit Partners CLO, Ser 2014-1A, Cl C
3.154%, 07/20/26	500	487
GSC Partners CDO Fund V, Ser 2004-5I
0.000%, 11/20/16 (E)	100	1
GSC Partners CDO Fund, Ser 2004-5A
0.000%, 11/20/16 (D) (E)	1,800	11
Marathon CLO II, Ser 2005-2A, Cl INC
0.000%, 12/20/19 (D)	750	380
Marathon CLO II, Ser 2005-2A, Cl C
2.033%, 12/20/19 (D) (E)	600	594
Rockwall CDO II, Ser 2007-1A, Cl A1LB
0.790%, 08/01/24 (D) (E)	3,400	3,031
Rockwall CDO, Ser 2006-1A, Cl A2L
0.890%, 08/01/21 (D) (E)	200	184
WhiteHorse II
0.000%, 06/15/17 (D) (E)	11	16

		9,425

Other Asset-Backed Securities — 14.7%
ACA CLO, Ser 2007-1A, Cl C
1.184%, 06/15/22 (D) (E)	1,650	1,584

SEI Institutional Managed Trust / Annual Report / September 30, 2014	207

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

ACIS CLO, Ser 2013-1A, Cl D
4.734%, 04/18/24 (D) (E)	$800	$799
ACIS CLO, Ser 2013-2A, Cl D
4.084%, 10/14/22 (D) (E)	1,100	1,098
ALM XIV, Ser 2014-14A, Cl B
3.184%, 07/28/26 (D) (E)	1,000	984
ALM XIV, Ser 2014-14A, Cl C
3.684%, 07/28/26 (D) (E)	1,250	1,180
AMMC CDO, Ser 2012-11A, Cl SUB
0.000%, 10/30/23 (D)	2,100	1,585
AMMC CLO XIV, Ser 2014-14A, Cl A3L
3.148%, 07/27/26 (D) (E)	1,000	961
Ares XXV CLO, Ser 2012-3A, Cl SUB
0.000%, 01/17/24 (D)	750	574
Ares XXVI CLO, Ser 2013-1A, Cl SUB
0.000%, 04/15/25 (D)	1,500	1,132
Atlas Senior Loan Fund, Ser 2013-2A, Cl A3L
2.934%, 02/17/26	1,350	1,291
Atlas Senior Loan Fund II, Ser 2012-2A, Cl SUB
0.000%, 01/30/24 (D)	950	893
Babson CLO, Ser 2014-IA, Cl SUB
0.787%, 07/20/25 (D)	2,400	2,185
Battalion CLO, Ser 2007-1A, Cl D
2.384%, 07/14/22 (D) (E)	1,900	1,846
Black Diamond CLO Delaware, Ser 2005-2A, Cl D
2.032%, 01/07/18 (D) (E)	1,800	1,735
Black Diamond CLO Luxembourg, Ser 2007-1A, Cl C
0.924%, 04/29/19 (D) (E)	1,100	1,040
BlackRock Senior Income, Ser 2004-1A, Cl BSIS
0.000%, 09/15/16 (A) (D)	950	—
Callidus Debt Partners CLO Fund VI, Ser 2007-6A, Cl B
1.483%, 10/23/21 (D) (E)	500	475
Carlyle Global Market Strategies CLO, Ser 2012-3A, Cl SUB
0.000%, 10/14/24 (D)	750	700
Cedarwoods CRE CDO, Ser 2006-1A, Cl A3
0.425%, 07/25/51 (D)	3,022	2,587
Cerberus Offshore Levered I CLO, Ser 2012-1A, Cl C
6.234%, 11/30/18 (D) (E)	300	300
Cerberus Onshore II CLO, Ser 2014-1A, Cl D
4.234%, 10/15/23 (D) (E)	250	236

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Cerberus Onshore II CLO, Ser 2014-1A, Cl C
3.734%, 10/15/23 (D) (E)	$250	$243
Copper River CLO, Ser 2006-1A, Cl D
1.734%, 01/20/21 (D) (E)	1,000	914
Copper River CLO, Ser 2007-1A, Cl C
1.034%, 01/20/21 (D) (E)	1,000	947
DIVCORE CLO, Ser 2013-1A, Cl B
4.052%, 11/15/32 (A)	750	750
Diversified Asset Securitization Holdings II, Ser 2000-1A, Cl A1L
0.724%, 09/15/35 (D) (E)	208	203
Finn Square CLO, Ser 2012-1A, Cl SUB
0.000%, 12/24/23 (D)	1,000	842
Fortress Credit Opportunities III CLO, Ser 2014-3A, Cl C
3.478%, 04/28/26 (D) (E)	2,500	2,483
Fortress Credit Opportunities V CLO, Ser 2014-5A, Cl C
3.784%, 10/15/26 (D) (E)	2,250	2,206
Fortress Credit Opportunities V CLO, Ser 2014-5A, Cl D
4.734%, 10/15/26 (D) (E)	1,000	978
Garrison Funding CLO, Ser 2013-2A, Cl B
4.882%, 09/25/23 (D) (E)	250	248
Global Leveraged Capital Credit Opportunity Fund, Ser 2006-1A, Cl C
1.234%, 12/20/18 (D) (E)	1,550	1,522
Golub Capital Partners CLO, Ser 2014-18A, Cl C
3.734%, 04/25/26 (D) (E)	600	596
Golub Capital Partners CLO, Ser 2014-18A, Cl D
4.234%, 04/25/26 (D) (E)	300	289
Gramercy Real Estate CDO, Ser 2007-1A, Cl A1
0.514%, 08/15/56 (D) (E)	3,654	3,220
Grayson CLO, Ser 2006-1A, Cl A2
0.650%, 11/01/21 (D) (E) (F)	700	658
Great Lakes CLO, Ser 2012-1A, Cl SUB
0.000%, 01/15/23 (D)	1,000	840
Great Lakes CLO, Ser 2014-1A, Cl C
3.934%, 04/15/25 (D) (E)	2,500	2,486
Great Lakes CLO, Ser 2014-1A, Cl D
4.434%, 04/15/25 (D) (E)	500	478

208	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Halcyon Structured Asset Management Long Secured / Short Unsecured CLO, Ser 2007-1A, Cl D
2.537%, 08/07/21 (D) (E)	$1,350	$1,336
Highland Park CDO I, Ser 2006-1A, Cl A1
0.565%, 11/25/51 (D) (E) (F)	1,582	1,509
Ivy Hill Middle Market Credit Fund CLO, Ser 2011-3A, Cl E
6.734%, 01/15/22 (D) (E)	250	250
Kingsland CLO III, Ser 2006-3A, Cl C1
1.835%, 08/24/21 (D) (E)	1,350	1,270
KKR Financial CLO, Ser 2007-1A, Cl D
2.484%, 05/15/21 (D) (E)	2,600	2,600
KVK CLO, Ser 2014-1A, Cl C
3.133%, 05/15/26 (D) (E)	1,000	966
KVK CLO, Ser 2014-2A, Cl C
3.253%, 07/15/26 (D) (E)	1,000	973
Liberty CLO, Ser 2005-1A, Cl A3
0.740%, 11/01/17 (D) (E)	1,600	1,575
MCF CLO III, Ser 2013-3A, Cl D
3.462%, 01/20/24 (E)	250	226
Neuberger Berman CLO, Ser 2012-12AR, Cl CR
3.334%, 07/25/23	2,000	1,993
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl C1
3.530%, 07/25/25 (D) (E)	1,000	975
NewStar Arlington Senior Loan Program, Ser 2014-1A, Cl D
4.480%, 07/25/25 (D) (E)	750	718
Newstar Commercial Loan Funding, Ser 2013-1A, Cl D
4.783%, 09/20/23 (D) (E)	600	589
Newstar Commercial Loan Funding, Ser 2013-1A, Cl E
5.533%, 09/20/23 (D) (E)	250	249
Newstar Commercial Loan Trust, Ser 2007-1A, Cl C
1.534%, 09/30/22 (D) (E)	500	472
Newstar Trust, Ser 2012-2A, Cl D
6.484%, 01/20/23 (D) (E)	500	509
Northwoods Capital VII CLO, Ser 2006-7A, Cl D
1.782%, 10/22/21 (D) (E)	700	681
Northwoods Capital VII CDO, Ser 2006-7A, Cl E
3.732%, 10/22/21 (D) (E)	300	300
NStar CDO VIII, Ser 2006-8A, Cl A1
0.476%, 02/01/41	2,248	2,156

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Octagon Loan Funding, Ser 2014-1A, Cl SUB
1.121%, 11/18/26 (A) (D)	$1,000	$872
Palmer Square CLO, Ser 2014-1A, Cl B
2.775%, 10/17/22 (D) (E)	1,000	977
Putnam Structured Product Funding CDO, Ser 2002-1A, Cl A2
0.834%, 01/10/38	1,090	1,002
Race Point CLO, Ser 2007-4A, Cl D
2.240%, 08/01/21 (D) (E)	750	740
Race Point CLO, Ser 2011-5AR, Cl DR
3.984%, 12/15/22	1,600	1,596
RAIT CRE CDO I, Ser 2006-1X, Cl A1B
0.484%, 11/20/46 (E)	2,344	2,106
Rockwall CDO, Ser 2006-1A, Cl A1LB
0.740%, 08/01/21 (D) (E)	1,700	1,619
Salus CLO, Ser 2012-1AN, Cl DN
6.977%, 03/05/21	250	247
T2 Income Fund CLO, Ser 2007-1A, Cl C
1.734%, 07/15/19 (D) (E)	250	248
T2 Income Fund CLO, Ser 2007-1A, Cl D
2.984%, 07/15/19 (D) (E)	350	344
TCW Global Project Fund II, Ser 2004-1A, Cl A2A
1.584%, 06/15/16 (A) (D) (E)	596	592
TCW Global Project Fund III, Ser 2005-1A, Cl A1
0.884%, 09/01/17 (A) (D) (E)	1,250	1,203
TCW Global Project Fund III, Ser 2005-1A, Cl A2
1.084%, 09/01/17 (A) (D) (E)	500	429
Telos CLO, Ser 2013-3A, Cl D
4.483%, 01/17/24 (D) (E)	1,050	1,021
Tricadia CDO, Ser 2006-6A, Cl A1LB
0.788%, 11/05/41 (D) (E)	1,535	1,452
Tricadia CDO, Ser 2006-6A, Cl A2L
0.988%, 11/05/41 (D) (E)	550	505
West Coast Funding, Ser 2006-1A, Cl A1A
0.377%, 11/02/41 (D) (E) (F)	1,936	1,900

		79,288

Total Collateralized Debt Obligations (Cost $88,651) ($ Thousands)		88,713

SEI Institutional Managed Trust / Annual Report / September 30, 2014	209

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 11.7%

Non-Agency Mortgage-Backed Obligations — 11.7%
Alliance Bancorp Trust, Ser 2007-OA1, Cl A1
0.395%, 07/25/37 (E)	$1,300	$898
American Home Mortgage Assets Trust, Ser 2006-6, Cl A1A
0.345%, 12/25/46 (E)	2,467	1,729
American Home Mortgage Assets Trust, Ser 2007-1, Cl A1
0.817%, 02/25/47 (E)	5,761	3,634
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
0.355%, 03/25/46 (E)	1,848	1,569
BAMLL Commercial Mortgage Securities Trust, Ser 2014-ICTS, Cl E
3.104%, 06/15/28 (D) (E)	1,000	999
Chase Mortgage Finance, Ser 2006-S3, Cl 1A2
6.000%, 11/25/36	1,517	1,301
Commercial Mortgage Pass-Through Certificates, Ser 2014-KYO, Cl E
2.504%, 06/11/27 (D) (E)	3,750	3,751
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA1, Cl 1A3
5.750%, 04/25/36	2,082	1,764
GE Business Loan Trust, Ser 2007-1, Cl C
0.604%, 04/16/35 (D) (E)	2,288	2,065
GreenPoint Mortgage Funding Trust, Ser 2006-AR1, Cl A1A
0.445%, 02/25/36 (E)	783	657
GreenPoint Mortgage Funding Trust, Ser 2007-AR1, Cl 1A1A
0.235%, 02/25/47 (E)	2,556	2,366
HarborView Mortgage Loan Trust, Ser 2006-12, Cl 2A2A
0.343%, 01/19/38 (E)	4,026	3,437
Hilton USA Trust, Ser 2013-HLT, Cl EFX
5.609%, 11/05/30 (D) (E)	1,600	1,625
Lehman XS Trust, Ser 2006-16N, Cl A4A
0.345%, 11/25/46 (E)	4,088	3,402
LSTAR Securities Investment Trust, Ser 2014-1
3.254%, 09/01/21 (D) (E)	5,800	5,800
Luminent Mortgage Trust, Ser 2006-2, Cl A1A
0.355%, 02/25/46 (E)	5,189	3,847

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
0.544%, 06/26/36 (D) (E)	$1,114	$837
Nomura Resecuritization Trust, Ser 2012-1R, Cl A
0.595%, 08/27/47 (D) (E)	4,364	4,037
Residential Asset Securitization Trust, Ser 2006-A12, Cl A1
6.250%, 11/25/36	3,561	2,687
Residential Asset Securitization Trust, Ser 2007-A1, Cl A9
5.750%, 03/25/37	369	277
Resource Capital CDO, Ser 2013-CRE1, Cl C
3.654%, 12/15/28 (D) (E)	400	404
SRERS Funding, Ser 2011-RS, Cl A1B1
0.406%, 05/09/46 (D) (E)	2,456	2,339
Structured Asset Mortgage Investments II Trust, Ser 2006-AR1, Cl 2A1
0.385%, 02/25/36 (E)	2,002	1,713
Washington Mutual Mortgage Pass-Through Certificates, Ser 2005-8, Cl 3CB1
6.000%, 10/25/35	254	192
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-7, Cl A5
6.422%, 09/25/36	4,260	2,507
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-8, Cl A6
5.768%, 10/25/36	1,443	1,026
Washington Mutual Mortgage Pass-Through Certificates, Ser 2006-AR9, Cl 2A
0.955%, 11/25/46 (E)	8,466	6,005
Washington Mutual Mortgage Pass-Through Certificates, Ser 2007-5, Cl A6
6.000%, 06/25/37	335	287
Washington Mutual Mortgage Pass-Through Certificates, Ser 2007-OA4, Cl A1A
0.878%, 04/25/47	896	680
Wells Fargo Alternative Loan Trust, Ser 2007-PA3, Cl 3A1
6.250%, 07/25/37	1,636	1,491

Total Mortgage-Backed Securities (Cost $63,189) ($ Thousands)		63,326

210	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

EXCHANGE TRADED FUNDS — 2.9%
iShares MSCI Italy Capped ETF	338,500	$5,311
iShares MSCI Spain Capped ETF	131,900	5,131
SPDR EURO STOXX 50 ETF	130,600	5,185

Total Exchange Traded Funds (Cost $16,015) ($ Thousands)		15,627

PREFERRED STOCK — 2.2%
Alm Loan Funding	392	349
Aspen Insurance Holdings (E)	80,000	1,998
Goldman Sachs Group,
5.510% (E)	94,000	2,240
Morgan Stanley,
7.125% (E)	73,000	1,839
Seaspan	216,000	5,527

Total Preferred Stock (Cost $11,885) ($ Thousands)		11,953

MUNICIPAL BONDS — 1.3%
City of Detroit, GO
3.500%, 10/07/16 (E)	$6,000	6,000
Puerto Rico, Highways & Transportation Authority, RB, NATL-RE-IBC
5.500%, 07/01/28	1,150	1,205

Total Municipal Bonds (Cost $7,116) ($ Thousands)		7,205

COMMON STOCK — 0.2%
Cengage Learning Holdings II*	5,114	159
Mirabela Nickel*	597,236	35
Travelport Worldwide*	67,628	1,113

Total Common Stock (Cost $1,497) ($ Thousands)		1,307

SOVEREIGN DEBT — 0.1%
El Salvador Government International Bond
6.375%, 01/18/27 (D) (F)	750	750

Total Sovereign Debt (Cost $750) ($ Thousands)		750

CONVERTIBLE BOND — 0.0%
Mirabela Nickel
9.500%, 06/20/19 (A) (D)	139	139

Total Convertible Bond (Cost $140) ($ Thousands)		139

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

TIME DEPOSIT — 5.2%
Brown Brothers Harriman
0.030%, 10/01/14	$28,261	$28,261

Total Time Deposit (Cost $28,261) ($ Thousands)		28,261

Total Investments — 100.7% (Cost $545,400) ($ Thousands)		$543,524

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation ($ Thousands)
10/7/14	AUD	570	USD	531	$33
10/7/14	GBP	2,000	USD	3,289	47
10/7/14-12/1/14	EUR	11,910	USD	15,574	526

					$606

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Barclays PLC	(18,789)	19,395	$606

For the year ended September 30, 2014, the total amount of all forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	211

SCHEDULE OF INVESTMENTS

Multi-Asset Income Fund (Concluded)

September 30, 2014

A list of open centrally cleared swap agreements held by the Fund at September 30, 2014, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Bank of America	2.70%	3 Month USD - LIBOR	07/18/23		600	$(16)
Bank of America	1.56%	3 Month USD - LIBOR	07/03/18		7,150	(57)
Bank of America	1.89%	6 Month EURIBOR	08/24/25	EUR	16,400	(62)
Bank of America	1.42%	6 Month EURIBOR	08/24/25	EUR	11,515	(104)
Bank of America	3.13%	3 Month USD - LIBOR	06/08/25		17,400	359
Bank of America	1.89%	6 Month EURIBOR	06/08/25	EUR	12,100	(876)

						$(756)

A list of open OTC swap agreements held by the Fund at September 30, 2014, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Bank of America	S15EDSV Index	Index Return	1-Month USD LIBOR Plus 33 Bps	10/10/14	(3,031)	$(204)
Bank of America	S15EDSV Index	Index Return	1-Month USD LIBOR Plus 33 Bps	10/10/14	(4,085)	(307)
Bank of America	S5HOME Index	Index Return	1-Month USD LIBOR Plus 35 Bps	10/10/14	(1,278)	(145)
Bank of America	S15EDSV Index	Index Return	1-Month USD LIBOR Plus 33 Bps	10/10/14	(7,709)	(353)
Bank of America	S5HOME Index	Index Return	1-Month USD LIBOR Plus 35 Bps	10/11/14	(11,112)	(1,201)
Bank of America	S5HOME Index	Index Return	1-Month USD LIBOR Plus 33 Bps	12/20/14	(1,398)	(84)
Bank of America	U.S. Dollar Index	Negative Price Return	Positive Price Return	10/17/14	10,584	112

						$(2,182)

Percentages are based on a Net Assets of $539,504 ($ Thousands).

*	Non-income producing security.

(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2014 was $29,384 ($ Thousands) and represented 5.4% of Net Assets.

(B)	Unfunded bank loan. Interest rate not available.

(C)	Unsettled bank loan. Interest rate not available.

(D)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

(E)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effects as of September 30, 2014. The date reported on the Schedule of Investments is the next reset date.

(F)	Security, or a portion thereof, has been pledged as collateral on open reverse repurchase agreements.

AUD — Australian Dollar

CBO — Collateralized Bond Obligation

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

ETF — Exchange Traded Fund

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

GBP — British Pound

GO — General Obligation

IBC — Insured Bond Certificate

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MSCI — Morgan Stanley Capital International

NATL-RE — National Public Finance Guarantee Corporation

OTC — Over The Counter

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit

Ser — Series

SPDR — Standard & Poor’s Depositary Receipt

SPV — Special Purpose Vehicle

USD — U.S. Dollar

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Loan Participations	$—	$110,902	$10,354	$121,256
Asset-Backed Securities	—	94,742	11,510	106,252
Corporate Obligations	—	95,200	3,535	98,735
Collateralized Debt Obligations	—	79,224	9,489	88,713
Mortgage-Backed Securities	—	59,289	4,037	63,326
Exchange Traded Funds	15,627	—	—	15,627
Preferred Stock	4,473	7,480	—	11,953
Municipal Bonds	—	7,205	—	7,205
Common Stock	1,148	—	159	1,307
Sovereign Debt	—	750	—	750
Convertible Bond	—	—	139	139
Time Deposit	—	28,261	—	28,261

Total Investments in Securities	$21,248	$483,053	$39,223	$543,524

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$606	$—	$606
Centrally Cleared Swaps
Interest Rate Swaps
Unrealized Appreciation	—	359	—	359
Unrealized Depreciation	—	(1,115)	—	(1,115)
OTC Swaps
Total Return Swaps
Unrealized Appreciation	—	112	—	112
Unrealized Depreciation	—	(2,294)	—	(2,294)
Reverse Repurchase
Agreements**	(4,019)	—	—	(4,019)

Total Other Financial Instruments	$(4,019)	$(2,332)	$—	$(6,351)

*	Swaps are valued at the unrealized depreciation on the instrument.

**	See Note 2 for more information on the reverse repurchase agreements.

(1)	Please see Note 2 for details on the unobservable inputs and the interrelationships and sensitivity between these inputs for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

212	SEI Institutional Managed Trust / Annual Report / September 30, 2014

	Loan Participations	Asset-Backed Securities	Corporate Obligations	Collateralized Debt Obligations	Mortgage-Backed Securities	Common Stock	Convertible Bond
Beginning balance as of October 1, 2013	$1,003	$3,894	$—	$29,056	$—	$—	$—
Accrued discounts/premiums	—	—	2	91	—	—	—
Realized gain/(loss)	3	1,837	—	143	—	—	68
Change in unrealized appreciation/(depreciation)	20	66	13	(200)	—	—	(1)
Purchases	9,589	—	3,520	4,802	—	—	72
Sales	(876)	(420)	—	(1,768)	—	—	—
Transfer into Level 3	815	7,680	—	—	4,037	159	—
Transfer out of Level 3	(200)	(1,547)	—	(22,635)	—	—	—

Ending balance as of September 30, 2014	$10,354	$11,510	$3,535	$9,489	$4,037	$159	$139

Changes in unrealized gains (losses) included in earnings

Related to securities held at reporting date	$23	$53	$7	$(698)	$101	$53	$(1)

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	213

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 29.7%

Consumer Discretionary — 0.3%
Cablevision Systems, Cl A	95,500	$1,672
Thomson Reuters	38,000	1,384

		3,056

Consumer Staples — 4.9%
Andersons	6,100	384
Archer-Daniels-Midland	4,000	204
Cal-Maine Foods	11,000	982
Coca-Cola	19,800	845
Costco Wholesale	23,200	2,907
CVS Health	53,400	4,250
Dr Pepper Snapple Group	70,300	4,521
Kimberly-Clark	39,400	4,238
Kroger	3,400	177
Lorillard	69,100	4,140
Molson Coors Brewing, Cl B	11,400	849
Monster Beverage*	18,200	1,668
Omega Protein*	12,800	160
Pantry*	1,500	30
PepsiCo	29,100	2,709
Philip Morris International	600	50
Pilgrim’s Pride*	97,700	2,986
Procter & Gamble	37,900	3,174
Sanderson Farms	63,400	5,576
Tyson Foods, Cl A	130,700	5,146

		44,996

Energy — 6.4%
Basic Energy Services*	42,700	926
Cameron International*	57,300	3,804
Chevron	21,490	2,564
Cimarex Energy	11,190	1,416
ConocoPhillips	93,510	7,155
EOG Resources	58,060	5,749
Exxon Mobil	92,130	8,665
Halliburton	8,990	580
Helmerich & Payne	3,400	333
Hess	30,120	2,841
Kosmos Energy*	73,700	734
Matrix Service*	4,400	106
Murphy Oil	7,300	415

Description	Shares	Market Value ($ Thousands)

Nabors Industries	209,920	$4,778
Occidental Petroleum	4,240	408
Patterson-UTI Energy	64,900	2,111
Pioneer Energy Services*	88,000	1,234
RPC	29,800	654
Schlumberger, Cl A	1,170	119
SM Energy	69,900	5,452
Superior Energy Services	87,600	2,879
Unit*	14,900	874
Whiting Petroleum*	67,640	5,246
WPX Energy*	13,400	322

		59,365

Financials — 3.5%
Alleghany*	12,400	5,185
Altisource Residential†	9,500	228
American Financial Group	20,500	1,187
American Tower, Cl A†	11,600	1,086
Annaly Capital Management†	491,200	5,246
Arlington Asset Investment, Cl A	8,300	211
Armada Hoffler Properties†	17,964	163
Capstead Mortgage†	10,300	126
Comerica	6,800	339
Corporate Office Properties Trust†	1,510	39
Cousins Properties, Cl A†	124,894	1,492
Ellington Residential Mortgage†	9,400	152
Goldman Sachs Group	1,500	275
Host Hotels & Resorts†	23,700	506
Invesco	4,200	166
Jones Lang LaSalle	1,500	190
Lazard, Cl A	27,600	1,399
Mortgage Investment Trust†	71,000	1,264
Principal Financial Group, Cl A	70,000	3,673
ProLogis†	56,102	2,115
RCS Capital, Cl A	41,400	932
Ryman Hospitality Properties†	27,400	1,296
Senior Housing Properties Trust†	24,310	509
SL Green Realty†	23,094	2,340
Sovran Self Storage†	3,970	295
Western Asset Mortgage Capital†	141,700	2,094

		32,508

Health Care — 7.7%
Abaxis	3,900	198
AbbVie	49,600	2,865
Affymetrix, Cl A*	45,000	359
Alexion Pharmaceuticals*	7,100	1,177
Allergan	37,900	6,753
Amgen, Cl A	11,000	1,545
Biogen Idec*	500	165
Cigna	49,400	4,480
Edwards Lifesciences, Cl A*	20,700	2,114
Gilead Sciences*	80,900	8,612

214	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

Health Net, Cl A*	121,900	$5,621
Hospira*	11,300	588
Illumina*	25,600	4,196
Johnson & Johnson	79,400	8,463
Laboratory Corp of America Holdings*	8,800	895
Magellan Health*	29,800	1,631
McKesson	13,700	2,667
Parexel International*	65,300	4,120
PDL BioPharma	518,600	3,874
PharMerica*	38,100	931
Quintiles Transnational Holdings*	22,400	1,250
Symmetry Medical*	6,400	65
Team Health Holdings*	4,900	284
United Therapeutics*	7,700	991
Universal Health Services, Cl B	30,900	3,229
WellPoint	31,900	3,816

		70,889

Industrials — 1.5%
Enphase Energy*	24,500	367
Heidrick & Struggles International	3,100	64
Huntington Ingalls Industries, Cl A	29,200	3,043
Lockheed Martin	29,500	5,392
Southwest Airlines, Cl A	94,300	3,185
Spirit AeroSystems Holdings, Cl A*	2,600	99
Trinity Industries	34,000	1,588

		13,738

Information Technology — 3.2%
Amdocs	2,000	92
AVG Technologies*	74,700	1,238
Broadridge Financial Solutions	21,900	912
Constant Contact*	2,500	68
Convergys	46,000	820
DST Systems	32,000	2,685
Electronic Arts*	146,000	5,199
Euronet Worldwide*	1,300	62
Facebook, Cl A*	48,900	3,865
Factset Research Systems	18,000	2,188
Forrester Research	2,900	107
Gartner*	10,000	735
LogMeIn*	71,300	3,285
Manhattan Associates*	73,500	2,456
NetScout Systems*	15,500	710
Take-Two Interactive Software, Cl A*	162,100	3,740
WebMD Health, Cl A*	25,200	1,053

		29,215

Telecommunication Services — 1.3%
Atlantic Telegraph-Network	7,500	404
Verizon Communications	226,000	11,298

		11,702

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)

Utilities — 0.9%
AGL Resources	95,600	$4,908
Entergy	44,200	3,418

		8,326

Total Common Stock (Cost $262,142) ($ Thousands)		273,795

CORPORATE OBLIGATIONS — 6.8%

Consumer Discretionary — 0.6%
21st Century Fox America
6.150%, 02/15/2041	$165	196
4.500%, 02/15/2021	260	283
4.000%, 10/01/2023	185	192
3.000%, 09/15/2022	405	393
Comcast
6.450%, 03/15/2037	185	236
Dana Holding
6.000%, 09/15/2023	148	153
DIRECTV Holdings
5.200%, 03/15/2020	107	120
DIRECTV Holdings LLC
4.450%, 04/01/2024	348	362
3.800%, 03/15/2022	262	266
General Motors
3.500%, 10/02/2018	465	473
Goodyear Tire & Rubber
8.250%, 08/15/2020	210	225
Hertz
6.750%, 04/15/2019	48	49
KB Home
4.750%, 05/15/2019	382	371
MCE Finance
5.000%, 02/15/2021 (A)	405	389
Numericable Group
5.375%, 05/15/2022 (A)	235	307
Omnicom Group
3.625%, 05/01/2022	167	169
Reed Elsevier Capital
8.625%, 01/15/2019	475	592
Sirius XM Radio
4.625%, 05/15/2023 (A)	421	392
Univision Communications
6.875%, 05/15/2019 (A)	359	374
Viacom
3.875%, 04/01/2024	344	343

		5,885

Consumer Staples — 0.4%
Altria Group
4.750%, 05/05/2021	210	229
Grupo Bimbo
3.875%, 06/27/2024 (A)	703	694

SEI Institutional Managed Trust / Annual Report / September 30, 2014	215

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Kroger
3.400%, 04/15/2022	$638	$640
Marfrig Overseas
9.500%, 05/04/2020 (A)	375	396
Reynolds American
3.250%, 11/01/2022	330	318
Skandinaviska Enskilda Banken
5.471%, 03/29/2049 (A) (B)	235	237
Tyson Foods
3.950%, 08/15/2024	715	716
2.650%, 08/15/2019	219	220
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (A)	660	417

		3,867

Energy — 1.4%
Access Midstream Partners
4.875%, 03/15/2024	429	439
California Resources
5.500%, 09/15/2021 (A)	303	308
Cimarex Energy
4.375%, 06/01/2024	321	323
CNOOC Finance
3.000%, 05/09/2023	641	596
CNOOC Nexen Finance ULC
4.250%, 04/30/2024	289	293
DCP Midstream
4.750%, 09/30/2021 (A)	220	234
Diamond Offshore Drilling
4.875%, 11/01/2043	370	343
Ecopetrol
5.875%, 05/28/2045	309	313
Energy Transfer Partners
6.125%, 02/15/2017	200	221
5.200%, 02/01/2022	465	499
Enterprise Products Operating
5.200%, 09/01/2020	340	382
KazMunayGas National
7.000%, 05/05/2020 (A)	325	361
Kinder Morgan Energy Partners
3.950%, 09/01/2022	990	983
Korea National Oil
3.125%, 04/03/2017 (A)	465	480
Marathon Petroleum
5.125%, 03/01/2021	196	218
Nabors Industries
4.625%, 09/15/2021	360	387
Noble Energy
8.250%, 03/01/2019	153	189
4.150%, 12/15/2021	475	503
ONEOK
4.250%, 02/01/2022	300	296

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Paragon Offshore (A)
7.250%, 08/15/2024	$389	$328
6.750%, 07/15/2022	66	56
Petroleos Mexicanos
3.500%, 07/18/2018 (A)	452	469
Petronas Capital
5.250%, 08/12/2019	330	369
Regency Energy Partners
4.500%, 11/01/2023	114	110
Reliance Holding USA
5.400%, 02/14/2022 (A)	1,161	1,267
Sinopec Group Overseas Development
4.375%, 04/10/2024 (A)	540	554
SM Energy
6.500%, 01/01/2023	43	45
Transocean
6.500%, 11/15/2020	570	606
6.375%, 12/15/2021	3	3
Valero Energy
6.125%, 02/01/2020	480	557
Williams Partners
4.000%, 11/15/2021	585	605
3.900%, 01/15/2025	217	215
3.350%, 08/15/2022	185	181

		12,733

Financials — 2.4%
American International Group
6.400%, 12/15/2020	325	387
4.875%, 06/01/2022	520	572
American Tower†
4.700%, 03/15/2022	365	382
3.500%, 01/31/2023	485	461
Bank of America MTN
4.200%, 08/26/2024	618	613
Barclays Bank
7.750%, 04/10/2023 (B)	393	425
7.625%, 11/21/2022	207	223
6.860%, 09/29/2049	131	145
6.625%, 03/30/2022	195	309
BNP Paribas
5.186%, 06/29/2049 (A) (B)	259	262
Credit Agricole
7.875%, 01/23/2024 (A) (B)	249	251
Credit Suisse
6.500%, 08/08/2023 (A)	649	709
Danske Bank MTN
5.684%, 12/31/2049 (B)	309	520
Ford Motor Credit LLC
5.875%, 08/02/2021	695	799
Goldman Sachs Group MTN
3.850%, 07/08/2024	430	427
1.835%, 11/29/2023 (B)	810	831

216	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Hartford Financial Services Group
5.125%, 04/15/2022	$655	$731
HBOS Capital Funding
4.939%, 05/29/2049 (B)	1,006	1,268
HCP†
5.375%, 02/01/2021	455	508
Health Care†
5.250%, 01/15/2022	695	769
Healthcare Realty Trust†
5.750%, 01/15/2021	285	317
Host Hotels & Resorts†
5.250%, 03/15/2022	190	209
ING Bank
2.000%, 09/25/2015 (A)	665	673
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)	746	727
IPIC GMTN
3.750%, 03/01/2017 (A)	460	481
JPMorgan Chase
5.400%, 01/06/2042	175	199
Lincoln National
4.200%, 03/15/2022	355	374
MetLife
5.700%, 06/15/2035	80	96
Metropolitan Life Global Funding I
3.875%, 04/11/2022 (A)	275	288
Mizuho Financial Group Cayman 3
4.600%, 03/27/2024 (A)	840	874
Morgan Stanley MTN
5.500%, 07/28/2021	585	659
Murray Street Investment Trust
4.647%, 03/09/2017 (C)	55	59
Nationwide Financial Services
5.375%, 03/25/2021 (A)	470	528
Navient MTN
7.250%, 01/25/2022	52	56
Nomura Holdings MTN
2.000%, 09/13/2016	804	812
Nordea Bank
6.125%, 12/31/2049 (A) (B)	205	201
PNC Bank
3.800%, 07/25/2023	960	978
Prudential Financial
5.625%, 06/15/2043 (B)	365	380
Rabobank Capital Funding Trust III
5.254%, 10/21/2016 (A) (B)	380	399
Rio Oil Finance Trust, Ser 2014-1
6.250%, 07/06/2024 (A)	528	545
Royal Bank of Scotland MTN
9.500%, 03/16/2022 (B)	110	125
Societe Generale (B)
5.922%, 04/05/2017 (A)	115	121
4.196%, 01/26/2015	204	258

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Standard Chartered MTN
4.000%, 07/12/2022 (B)	$775	$796
Trust F/1401
5.250%, 12/15/2024 (A)†	830	863
Turkiye Garanti Bankasi MTN
4.750%, 10/17/2019 (A)	365	363

		21,973

Health Care — 0.1%
Actavis Funding SCS
3.850%, 06/15/2024 (A)	297	288
CHS
5.125%, 08/15/2018	169	174
Thermo Fisher Scientific
4.150%, 02/01/2024	365	378

		840

Industrials — 0.1%
Empresa de Transporte de Pasajeros Metro
4.750%, 02/04/2024 (A)	360	373
International Lease Finance
5.875%, 04/01/2019	325	346
Odebrecht Finance
5.250%, 06/27/2029 (A)	457	442

		1,161

Information Technology — 0.3%
Baidu
3.250%, 08/06/2018	418	430
2.750%, 06/09/2019	264	262
Sabre
8.500%, 05/15/2019 (A)	421	450
Seagate HDD Cayman
4.750%, 01/01/2025 (A)	427	425
Telefonaktiebolaget LM Ericsson
4.125%, 05/15/2022	24	25
Tencent Holdings MTN
3.375%, 05/02/2019 (A)	676	683
Total System Services
2.375%, 06/01/2018	262	260

		2,535

Materials — 0.8%
Basell Finance BV
8.100%, 03/15/2027 (A)	220	293
Cia Minera Milpo SAA
4.625%, 03/28/2023 (A)	428	426
Dow Chemical
4.375%, 11/15/2042	232	216
4.250%, 11/15/2020	210	224
Glencore Funding
3.125%, 04/29/2019 (A)	1,840	1,841

SEI Institutional Managed Trust / Annual Report / September 30, 2014	217

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

International Paper
4.750%, 02/15/2022	$490	$528
3.650%, 06/15/2024	247	240
Minsur
6.250%, 02/07/2024 (A)	875	961
NOVA Chemicals
5.250%, 08/01/2023 (A)	420	437
Novelis
8.375%, 12/15/2017	99	103
OCP
5.625%, 04/25/2024 (A)	341	355
Sealed Air
5.250%, 04/01/2023 (A)	332	325
Sociedad Quimica y Minera de Chile
3.625%, 04/03/2023 (A)	408	386
Yamana
4.950%, 07/15/2024 (A)	917	913

		7,248

Telecommunication Services — 0.4%
AT&T
5.550%, 08/15/2041	245	266
3.000%, 02/15/2022	465	460
Comcel Trust
6.875%, 02/06/2024 (A)	208	220
Rogers Communications
4.000%, 06/06/2022	60	56
Sprint
7.875%, 09/15/2023 (A)	405	429
Telecom Italia Capital
7.175%, 06/18/2019	260	294
Telefonica Emisiones SAU
5.462%, 02/16/2021	200	223
Verizon Communications
7.350%, 04/01/2039	350	474
5.150%, 09/15/2023	1,013	1,122
Virgin Media Finance
5.250%, 02/15/2022	200	192

		3,736

Utilities — 0.3%
AES
7.375%, 07/01/2021	415	465
Berkshire Hathaway Energy
6.125%, 04/01/2036	390	482
CMS Energy
5.050%, 03/15/2022	185	207
Constellation Energy Group
5.150%, 12/01/2020	70	77
NRG Energy
6.250%, 05/01/2024 (A)	315	316

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Talent Yield Investments
4.500%, 04/25/2022 (A)	$1,301	$1,342

		2,889

Total Corporate Obligations (Cost $62,052) ($ Thousands)		62,867

ASSET-BACKED SECURITIES — 4.4%

Automotive — 2.1%
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A3
0.960%, 01/09/2017	327	327
AmeriCredit Automobile Receivables Trust, Ser 2013-1, Cl A2
0.490%, 06/08/2016	24	23
AmeriCredit Automobile Receivables Trust, Ser 2013-3, Cl A3
0.920%, 04/09/2018	1,275	1,275
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A3
0.960%, 04/09/2018	550	551
AmeriCredit Automobile Receivables Trust, Ser 2014-1, Cl A3
0.900%, 02/08/2019	530	528
ARI Fleet Lease Trust, Ser 2013-A, Cl A2
0.700%, 12/15/2015 (A)	437	438
ARI Fleet Lease Trust, Ser 2014-A, Cl A2
0.810%, 11/15/2022 (A)	450	449
Avis Budget Rental Car Funding AESOP LLC, Ser 2012-3A, Cl A
2.100%, 03/20/2019 (A)	435	437
Avis Budget Rental Car Funding AESOP LLC, Ser 2013-2A, Cl A
2.970%, 02/20/2020 (A)	594	606
Avis Budget Rental Car Funding AESOP, Ser 2014-1A, Cl A
2.460%, 07/20/2020 (A)	1,404	1,398
California Republic Auto Receivables Trust, Ser 2014-2, Cl A4
1.570%, 12/16/2019	907	901
Capital Auto Receivables Asset Trust, Ser 2013-1, Cl A2
0.620%, 07/20/2016	390	390
Capital Auto Receivables Asset Trust, Ser 2013-3, Cl A2
1.040%, 11/21/2016	1,115	1,119

218	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Capital Auto Receivables Asset Trust, Ser 2014-1, Cl B
2.220%, 01/22/2019	$200	$201
Carfinance Capital Auto Trust, Ser 2013-1A, Cl A
1.650%, 07/17/2017 (A)	210	210
Chrysler Capital Auto Receivables Trust, Ser 2014-BA, Cl A2
0.690%, 09/15/2017 (A)	1,646	1,646
CPS Auto Receivables Trust, Ser 2013-B, Cl A
1.820%, 09/15/2020 (A)	676	677
CPS Auto Receivables Trust, Ser 2014-B, Cl A
1.110%, 11/15/2018 (A)	660	658
Enterprise Fleet Financing LLC, Ser 2014-1, Cl A2
0.870%, 09/20/2019 (A)	430	430
Exeter Auto Receivables Trust, Ser 2014-1A, Cl A
1.290%, 05/15/2018 (A)	373	374
Exeter Automobile Receivables Trust, Ser 2012-2A, Cl A
1.300%, 06/15/2017 (A)	107	107
Exeter Automobile Receivables Trust, Ser 2013-1A, Cl A
1.290%, 10/16/2017 (A)	181	182
Exeter Automobile Receivables Trust, Ser 2014-2A, Cl A
1.060%, 08/15/2018 (A)	386	386
Flagship Credit Auto Trust, Ser 2013-1, Cl A
1.320%, 04/16/2018 (A)	182	183
Ford Auto Securitization Trust, Ser 2013-R1A, Cl A2
1.676%, 09/15/2016 (A)	365	327
Ford Auto Securitization Trust, Ser 2013-R4A, Cl A1
1.487%, 08/15/2015	97	87
Ford Auto Securitization Trust, Ser 2014-R2A, Cl A1
1.353%, 03/15/2016 (A)	592	529
Ford Credit Auto Owner Trust, Ser 2012-D, Cl B
1.010%, 05/15/2018	240	240
Harley-Davidson Motorcycle Trust, Ser 2014-1, Cl A3
1.100%, 09/15/2019	420	419
Hertz Fleet Lease Funding, Ser 2013-3, Cl A
0.704%, 12/10/2027 (A) (B)	1,452	1,454
Hyundai Auto Receivables Trust, Ser 2012-B, Cl C
1.950%, 10/15/2018	170	172

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Mercedes Benz Auto Lease Trust, Ser 2014-A, Cl A2A
0.480%, 06/15/2016	$672	$672
Mercedes-Benz Auto Lease Trust, Ser 2013-A, Cl A3
0.590%, 02/15/2016	623	623
Santander Drive Auto Receivables Trust, Ser 2013-4, Cl A3
1.110%, 12/15/2017	1,035	1,038
Santander Drive Auto Receivables Trust, Ser 2013-5, Cl A2A
0.640%, 04/17/2017	258	258

		19,315

Credit Cards — 0.5%
Barclays Dryrock Issuance Trust, Ser 2014-3, Cl A
2.410%, 07/15/2022	570	570
Cabela’s Master Credit Card Trust, Ser 2014-1, Cl A
0.505%, 03/16/2020 (B)	500	500
First National Master Note Trust, Ser 2013-2, Cl A
0.684%, 10/15/2019 (B)	794	796
Synchrony Credit Card Master Note Trust, Ser 2012-1, Cl A
1.030%, 01/15/2018	1,000	1,002
World Financial Network Credit Card Master Trust, Ser 2012-B, Cl A
1.760%, 05/17/2021	380	382
World Financial Network Credit Card Master Trust, Ser 2013-A, Cl A
1.610%, 12/15/2021	385	381
World Financial Network Credit Card Master Trust, Ser 2014-A, Cl A
0.534%, 12/15/2019 (B)	915	917
World Financial Network Credit Card Master Trust, Ser 2014-B, Cl A
0.610%, 07/15/2019	468	468

		5,016

Other Asset-Backed Securities — 1.7%
Ally Master Owner Trust, Ser 2014-1, Cl A2
1.290%, 01/15/2019	1,405	1,403
Ally Master Owner Trust, Ser 2014-2, Cl A
0.524%, 01/16/2018 (B)	810	811
BHMS, Ser 2014-ATLS, Cl AFX
3.600%, 07/01/2033	1,180	1,173

SEI Institutional Managed Trust / Annual Report / September 30, 2014	219

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

BMW Floorplan Master Owner Trust, Ser 2012-1A, Cl A
0.554%, 09/15/2017 (A) (B)	$906	$908
CIT Equipment Collateral, Ser 2012-VT1, Cl A3
1.100%, 08/22/2016 (A)	2	2
CNH Equipment Trust, Ser 2013-C, Cl A2
0.630%, 01/17/2017	322	322
CNH Equipment Trust, Ser 2013-D, Cl A2
0.490%, 03/15/2017	767	767
Ford Credit Floorplan Master Owner Trust, Ser 2010-3, Cl A2
1.854%, 02/15/2017 (A) (B)	1,390	1,398
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.534%, 01/15/2018 (B)	838	839
Ford Credit Floorplan Master Owner Trust, Ser 2014-1, Cl A1
1.200%, 02/15/2019	999	996
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.644%, 06/20/2017 (B)	1,075	1,076
GE Dealer Floorplan Master Note Trust, Ser 2014-1, Cl A
0.534%, 07/20/2019 (B)	1,159	1,159
GE Equipment Small Ticket, Ser 2014-1A, Cl A2
0.590%, 08/24/2016 (A)	929	929
GSAA Home Equity Trust, Ser 2006-5, Cl 2A3
0.425%, 03/25/2036 (B)	732	510
Hertz Vehicle Financing, Ser 2013-1A, Cl A1
1.120%, 08/25/2017 (A)	2,230	2,227
Mercedes-Benz Master Owner Trust, Ser 2012-AA, Cl A
0.790%, 11/15/2017 (A)	1,278	1,280

		15,800

Total Asset-Backed Securities (Cost $40,175) ($ Thousands)		40,131

MORTGAGE-BACKED SECURITIES — 4.2%

Agency Mortgage-Backed Obligations — 0.3%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2013-DN2, Cl M2
4.405%, 11/25/2023 (B)	1,035	1,088
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN2, Cl M3
3.755%, 04/25/2024 (B)	352	341

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

FNMA Connecticut Avenue Securities, Ser 2014-C01, Cl M2
4.555%, 01/25/2024 (B)	$512	$545
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M1
1.355%, 07/25/2024 (B)	441	437

		2,411

Non-Agency Mortgage-Backed Obligations — 4.0%
Banc of America Commercial Mortgage Trust, Ser 2007-4, Cl A1A
5.774%, 02/10/2051 (B)	1,760	1,935
Banc of America Commercial Mortgage Trust, Ser 2007-5, Cl AM
5.772%, 02/10/2051 (B)	262	281
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	240	224
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	446	418
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A18
6.250%, 09/25/2036	665	620
CHL Mortgage Pass-Through Trust, Ser 2007-HYB2, Cl 3A1
2.640%, 02/25/2047 (B)	580	485
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl A1A
5.975%, 03/15/2049 (B)	502	531
COBALT CMBS Commercial Mortgage Trust, Ser 2007-C3, Cl A4
5.969%, 05/15/2046 (B)	511	559
COMM Mortgage Trust, Ser 2014-SAVA, Cl A
1.304%, 06/15/2034 (A) (B)	719	719
Commercial Mortgage Loan Trust, Ser 2008-LS1, Cl A1A
6.212%, 12/10/2049 (B)	1,700	1,879
Commercial Mortgage Pass-Through Certificates, Ser 2013-SFS, Cl A1
1.873%, 04/12/2035 (A)	419	407
Commercial Mortgage Pass-Through Certificates, Ser 2014-KYO, Cl A
1.054%, 06/11/2027 (A) (B)	835	836
Commercial Mortgage Trust, Ser 2013-VN05, Cl A
3.187%, 03/13/2035	915	917

220	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

Countrywide Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	$198	$186
Countrywide Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 06/25/2036	750	667
Countrywide Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	473	436
Countrywide Alternative Loan Trust, Ser 2006-28CB, Cl A14
6.250%, 10/25/2036	510	444
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2013-G1, Cl A2
2.059%, 04/10/2031 (B)	729	714
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
0.345%, 12/25/2036 (B)	800	494
Extended Stay America Trust, Ser 2013-ESFL, Cl A2FL
0.856%, 12/05/2031 (A) (B)	425	424
Extended Stay America Trust, Ser 2013-ESH7, Cl A17
2.295%, 12/05/2031 (A)	560	546
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2014-DN3, Cl M3
4.157%, 08/25/2024 (B)	1,165	1,161
First Horizon Alternative Mortgage Securities Trust, Ser 2006-FA3, Cl A9
6.000%, 07/25/2036	487	412
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl AM
5.475%, 03/10/2039	613	649
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl A4
5.444%, 03/10/2039	754	812
GS Mortgage Securities II, Ser 2013-KING, Cl A
2.706%, 12/10/2027 (A)	851	856
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
0.405%, 03/25/2035 (B)	407	366
IndyMac INDX Mortgage Loan Trust, Ser 2006-AR15, Cl A1
0.275%, 07/25/2036 (B)	589	456
IndyMac INDX Mortgage Loan Trust, Ser 2006-AR27, Cl 2A2
0.355%, 10/25/2036 (B)	621	535
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2004-LN2, Cl A1A
4.838%, 07/15/2041 (A) (B)	295	294

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB19, Cl AM
5.892%, 02/12/2049 (B)	$300	$322
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl A4
5.882%, 02/15/2051 (B)	930	1,012
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AM
6.217%, 02/15/2051 (B)	254	280
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDP10, Cl A1A
5.439%, 01/15/2049	1,964	2,130
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A3
5.420%, 01/15/2049	875	943
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2008-C2, Cl A1A
5.998%, 02/12/2051	901	992
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-INN, Cl A
1.074%, 06/15/2029 (A) (B)	1,145	1,144
LB-UBS Commercial Mortgage Trust, Ser 2007-C2, Cl A3
5.430%, 02/15/2040	724	785
LSTAR Commercial Mortgage Trust, Ser 2014-2, Cl A2
2.767%, 01/20/2041 (A)	687	688
Merrill Lynch Mortgage Trust, Ser 2006-C2, Cl A1A
5.739%, 08/12/2043 (B)	609	652
ML-CFC Commercial Mortgage Trust, Ser 2006-4, Cl A1A
5.166%, 12/12/2049	2,248	2,399
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl A4
5.700%, 09/12/2049	1,220	1,337
Motel 6 Trust, Ser 2012-MTL6, Cl A2
1.948%, 10/05/2025 (A)	590	590
PFP III, Ser 2014-1, Cl A
1.326%, 06/14/2031 (A) (B)	918	920
Resource Capital, Ser 2014-CRE2, Cl A
1.204%, 04/15/2032 (A) (B)	488	488

SEI Institutional Managed Trust / Annual Report / September 30, 2014	221

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2014

Description		Face Amount (1) ($ Thousands)/Shares	Market Value ($ Thousands)

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A4
3.091%, 08/10/2049		$297	$295
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl A5
2.850%, 12/10/2045		596	579
Wells Fargo Mortgage Backed Securities Trust, Ser 2007-8, Cl 2A5
5.750%, 07/25/2037		319	313
WFRBS Commercial Mortgage Trust, Ser 2013-C14, Cl A5
3.337%, 06/15/2046		856	860
WFRBS Commercial Mortgage Trust, Ser 2014-C20, Cl A2
3.036%, 05/15/2047		701	721

			36,713

Total Mortgage-Backed Securities (Cost $39,453) ($ Thousands)			39,124

SOVEREIGN DEBT — 0.0%
Qatar Government International Bond
4.500%, 01/20/2022 (A)		355	385

Total Sovereign Debt (Cost $368) ($ Thousands)			385

PREFERRED STOCK — 0.0%

Financials — 0.0%
Allstate (B)		2,250	55

Total Preferred Stock (Cost $56) ($ Thousands)			55

TIME DEPOSITS — 4.2%
Brown Brothers Harriman
4.500%, 10/01/2014	ZAR	—	—
1.578%, 10/01/2014	AUD	—	—
0.350%, 10/01/2014	NOK	—	—
0.060%, 10/01/2014	GBP	—	—
0.050%, 10/01/2014	SEK	—	—
0.030%, 10/01/2014 (D)		38,829	38,829
0.005%, 10/01/2014	HKD	—	—
0.005%, 10/01/2014	JPY	—	—
0.005%, 10/01/2014	SGD	—	—

Total Time Deposits (Cost $38,829) ($ Thousands)			38,829

Description	Face Amount (1) ($ Thousands)/Shares	Market Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 67.1%
U.S. Treasury Inflation Protected Securities
2.625%, 07/15/2017	$14,704	$16,031
2.500%, 07/15/2016	55,310	58,710
2.375%, 01/15/2017	12,758	13,622
2.125%, 01/15/2019	17,521	19,140
2.000%, 01/15/2016	14,600	15,114
1.875%, 07/15/2015	9,081	9,283
1.625%, 01/15/2018	27,559	29,266
0.125%, 04/15/2016	57,173	57,834
0.125%, 04/15/2017	77,631	78,662
0.125%, 04/15/2018	97,838	98,618
0.125%, 04/15/2019	70,234	70,405
U.S. Treasury Bills (D) (E)
0.020%, 10/23/2014	130,000	129,999
0.020%, 11/28/2014	7,000	7,000
0.010%, 12/26/2014	16,000	15,999

Total U.S. Treasury Obligations (Cost $625,249) ($ Thousands)		619,683

Total Investments — 116.4% (Cost $1,068,324) ($ Thousands)		$1,074,869

COMMON STOCK SOLD SHORT — (14.39)%

Consumer Discretionary — (6.3)%
Amazon.com, Cl A*	(2,000)	(645)
American Axle & Manufacturing Holdings*	(25,400)	(426)
American Public Education*	(19,500)	(526)
Arctic Cat	(33,000)	(1,149)
bebe stores, Cl A	(260,500)	(604)
Big 5 Sporting Goods	(71,700)	(672)
Black Diamond*	(44,800)	(339)
Bloomin’ Brands*	(19,200)	(352)
Bob Evans Farms	(83,900)	(3,972)
Boyd Gaming*	(20,100)	(204)
Callaway Golf	(54,600)	(395)
Carriage Services	(6,600)	(115)
Carrols Restaurant Group*	(10,600)	(75)
Chuy’s Holdings*	(5,500)	(173)
Coach	(107,400)	(3,824)
Cumulus Media, Cl A*	(66,600)	(268)
Destination Maternity	(2,700)	(42)
Destination XL Group*	(47,300)	(223)
Dixie Group*	(35,900)	(311)
Dorman Products*	(6,000)	(240)
DreamWorks Animation SKG, Cl A*	(65,900)	(1,797)
Express*	(40,300)	(629)
Federal-Mogul Holdings, Cl A*	(7,300)	(109)
Ford Motor	(248,600)	(3,677)
Fox Factory Holding*	(9,000)	(139)
Fuel Systems Solutions*	(97,100)	(865)

222	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Description	Shares	Market Value ($ Thousands)

General Motors	(5,000)	$(160)
GNC Holdings, Cl A	(21,900)	(848)
Gray Television*	(97,700)	(770)
Groupon, Cl A*	(701,900)	(4,689)
Harley-Davidson, Cl A	(66,800)	(3,888)
Liberty Ventures, Ser A*	(5,500)	(209)
Life Time Fitness*	(1,900)	(96)
M/I Homes*	(17,300)	(343)
Mattel	(46,000)	(1,410)
Motorcar Parts & Accesories*	(53,500)	(1,456)
New York*	(12,400)	(38)
Nexstar Broadcasting Group, Cl A	(75,800)	(3,064)
Perry Ellis International, Cl A*	(25,800)	(525)
Pier 1 Imports	(108,300)	(1,288)
Pinnacle Entertainment*	(140,500)	(3,525)
ReachLocal*	(7,400)	(27)
Remy International	(2,200)	(45)
RetailMeNot*	(152,200)	(2,459)
Ryland Group	(52,600)	(1,748)
Scientific Games, Cl A*	(389,500)	(4,195)
Sears Hometown and Outlet Stores*	(3,500)	(54)
SeaWorld Entertainment	(124,700)	(2,398)
Stoneridge*	(42,300)	(477)
Town Sports International Holdings	(54,600)	(366)
TRI Pointe Homes*	(143,700)	(1,860)
UCP, Cl A*	(4,900)	(59)
ValueVision Media, Cl A*	(74,200)	(381)
VOXX International, Cl A*	(22,800)	(212)
Winnebago Industries*	(7,000)	(152)

		(58,513)

Financials — (1.5)%
Bancorp*	(57,100)	(490)
eHealth*	(93,700)	(2,261)
Ezcorp, Cl A*	(54,900)	(544)
Ocwen Financial*	(195,400)	(5,116)
Regional Management*	(14,000)	(251)
WisdomTree Investments*	(417,100)	(4,747)

		(13,409)

Industrials — (1.4)%
Ameresco, Cl A*	(46,700)	(320)
Chart Industries*	(37,900)	(2,317)
Layne Christensen*	(30,300)	(294)
LMI Aerospace*	(30,200)	(387)
NCI Building Systems*	(23,000)	(446)
Ply Gem Holdings*	(58,900)	(639)
Powell Industries	(4,700)	(192)
Power Solutions International*	(4,900)	(338)
PowerSecure International*	(287,600)	(2,755)
UTI Worldwide*	(468,700)	(4,982)
Wesco Aircraft Holdings*	(5,600)	(97)

		(12,767)

Description	Shares	Market Value ($ Thousands)

Information Technology — (3.9)%
Apple	(13,400)	$(1,350)
Applied Micro Circuits*	(554,100)	(3,879)
Audience*	(16,600)	(123)
CalAmp*	(39,800)	(701)
Calix*	(58,100)	(556)
CEVA, Cl A*	(6,100)	(82)
Cray*	(45,700)	(1,199)
CUI Global*	(4,400)	(32)
Digi International*	(7,700)	(58)
Dot Hill Systems*	(30,700)	(116)
Electro Scientific Industries	(48,400)	(329)
Entropic Communications*	(499,400)	(1,328)
Exar*	(21,600)	(193)
Extreme Networks*	(456,900)	(2,189)
Finisar*	(213,000)	(3,542)
Hutchinson Technology*	(28,000)	(102)
Immersion*	(31,700)	(272)
Intevac*	(44,200)	(295)
Ixia*	(18,400)	(168)
JDS Uniphase*	(126,800)	(1,623)
Kemet*	(27,500)	(113)
Kopin*	(11,100)	(38)
Maxwell Technologies*	(166,400)	(1,451)
MoSys*	(46,800)	(113)
Nanometrics*	(8,200)	(124)
NeoPhotonics*	(26,700)	(89)
Numerex, Cl A*	(4,600)	(48)
Peregrine Semiconductor*	(21,800)	(270)
Procera Networks*	(198,500)	(1,902)
Radisys*	(35,800)	(96)
Silicon Graphics International*	(124,800)	(1,152)
Speed Commerce*	(11,400)	(31)
SunEdison*	(290,400)	(5,483)
Ultratech*	(78,600)	(1,788)
Veeco Instruments*	(99,500)	(3,478)
Viasat*	(24,100)	(1,328)
Vitesse Semiconductor*	(41,000)	(147)

		(35,788)

Materials — (1.3)%
Advanced Emissions Solutions*	(57,300)	(1,219)
AM Castle*	(38,000)	(325)
American Vanguard, Cl B	(263,000)	(2,945)
Axiall	(29,900)	(1,071)
Coeur Mining*	(225,600)	(1,119)
Horsehead Holding*	(16,300)	(269)
Louisiana-Pacific*	(368,000)	(5,001)
LSB Industries*	(6,500)	(232)
Wausau Paper	(22,100)	(175)

		(12,356)

Total Common Stock Sold Short (Proceeds ($139,491)) ($ Thousands)		$(132,833)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	223

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Continued)

September 30, 2014

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
Brent Crude Penultimate**	246	Dec-2014	$(1,160)
Brent Crude Penultimate**	75	Nov-2014	(717)
Brent Crude Penultimate**	(93)	Nov-2015	424
Coffee ‘C’**	94	Dec-2014	119
Copper**	135	Dec-2014	(571)
Copper**	(20)	Mar-2015	93
Corn**	605	Dec-2014	(354)
Cotton No. 2**	(339)	Dec-2014	464
Crude Oil**	94	Nov-2014	(430)
Crude Oil**	(39)	Nov-2014	86
Crude Oil**	39	Nov-2015	(147)
E-MINI MSCI Future	(152)	Dec-2014	380
Feeder Cattle**	(38)	Jan-2015	(235)
Gas**	(19)	Nov-2014	128
Gold**	95	Dec-2014	(363)
Heating Oil**	(57)	Feb-2015	504
Heating Oil**	57	Nov-2014	(529)
Heating Oil**	114	Oct-2014	(1,089)
Lead**	38	Nov-2014	(70)
Live Cattle**	57	Dec-2014	63
LME Aluminum**	169	Nov-2014	(503)
LME Nickel**	116	Nov-2014	(1,656)
LME Zinc**	58	Jun-2015	137
LME Zinc**	59	Nov-2014	(131)
Natural Gas**	491	Oct-2014	669
Palladium**	114	Dec-2014	(1,054)
Platinum**	131	Jan-2015	(543)
S&P 500 Index E-MINI	(154)	Dec-2014	81
Silver 5,000oz**	134	Dec-2014	(1,831)
Soybean**	191	Dec-2014	(764)
Soybean**	95	Nov-2014	(26)
Soybean Meal**	98	Dec-2014	(950)
Sugar #11**	400	Feb-2015	(180)
U.S. 10-Year Treasury Note	(238)	Dec-2014	148
U.S. 2-Year Treasury Note	(20)	Dec-2014	—
U.S. 5-Year Treasury Note	(121)	Dec-2014	9
U.S. Long Treasury Bond	(32)	Dec-2014	35
U.S. Ultra Long Treasury Bond	23	Dec-2014	2
Wheat**	267	Dec-2014	(1,033)

			$(10,994)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/10/14	CAD	4,990	USD	4,551	$87
10/10/14	USD	267	CAD	293	(5)
10/14/14	GBP	201	USD	333	8
10/16/14	EUR	7,742	USD	10,148	367
10/16/14	USD	4,346	EUR	3,294	(185)
10/17/14	JPY	474,261	USD	4,524	200
10/17/14	USD	2,044	JPY	223,336	(7)
10/24/14	AUD	3,919	USD	3,574	151
10/31/14	NZD	2,842	USD	2,309	102

					$718

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
BNP Paribas	(5,466)	5,610	$144
Brown Brothers Harriman	(4,597)	4,792	195
Goldman Sachs	(2,533)	2,643	110
Royal Bank of Scotland	(7,719)	7,614	(105)
UBS	(10,867)	11,241	374

			$718

For the year ended September 30, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of open OTC swap agreements held by the Fund at September 30, 2014, are as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
Bank of America	Societe Generale	SELL	3.00	12/20/17	$(550)	$35
Credit Suisse	Kohl’s Corporation	SELL	1.00	06/20/19	(471)	7
Credit Suisse	Kohl’s Corporation	SELL	1.00	06/20/19	(190)	3
Credit Suisse	Kohl’s Corporation	SELL	1.00	06/20/19	(192)	3
Credit Suisse	Kohl’s Corporation	SELL	1.00	06/20/19	(276)	4
Deutsche Bank	Anadarko Petroleum Corporation	SELL	1.00	09/20/17	(500)	19

						$71

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Appreciation ($ Thousands)
JPMorgan Chase Bank	2.83%	3 Month USD - LIBOR	04/12/42	$2,790	$155

224	SEI Institutional Managed Trust / Annual Report / September 30, 2014

A list of open centrally cleared swap agreements held by the Fund at September 30, 2014, are as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount ($ Thousands)	Net Unrealized Depreciation ($ Thousands)
Morgan Stanley	CDX.NA.HY. 21 V1 cleared	BUY	(5.00)	12/20/18	$2,856	$(99)
Morgan Stanley	CDX.NA.IG. 22 V1 cleared	BUY	(1.00)	06/20/19	8,590	(23)

						$(122)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	3-Month USD - LIBOR	3.31%	05/06/34		1,510	$70
Morgan Stanley	4.63%	3-Month NZD - BKBM	09/25/24	NZD	4,260	(16)
Morgan Stanley	3-Month USD - LIBOR	2.69%	09/24/24		3,090	12
Morgan Stanley	3-Month USD - LIBOR	2.67%	07/18/24		2,060	16
Morgan Stanley	2.67%	3-Month USD - LIBOR	07/10/24		2,570	(24)
Morgan Stanley	2.63%	3-Month USD - LIBOR	07/02/24		4,100	(25)
Morgan Stanley	3-Month USD - LIBOR	2.63%	05/29/24		1,990	18
Morgan Stanley	2.63%	3-Month USD - LIBOR	05/23/24		3,980	(38)
Morgan Stanley	2.82%	3-Month USD - LIBOR	04/28/24		3,520	(103)
Morgan Stanley	2.89%	3-Month USD - LIBOR	02/14/24		2,310	(66)
Morgan Stanley	2.98%	3-Month USD - LIBOR	01/14/24		2,630	(103)
Morgan Stanley	2.24%	3-Month USD - LIBOR	06/25/21		2,100	(8)
Morgan Stanley	3-Month NZD - BKBM	4.39%	09/25/19	NZD	6,340	7
Morgan Stanley	3-Month USD - LIBOR	1.70%	07/02/19		1,900	(10)
Morgan Stanley	0.54%	3-Month USD - LIBOR	05/06/16		56,710	(16)

						$(286)

For the year ended September 30, 2014, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $923,541 ($Thousands).

*	Non-income producing security.

**	Future is held by Inflation Commodity Strategy Subsidiary, Ltd. as of September 30, 2014.

†	Real Estate Investment Trust.

(A)	Variable Rate Security — The rate reported on the Schedule of Investments is the rate in effect as of September 30, 2014.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may not be sold to dealers in that program or other ‘‘accredited investors.’’ These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on September 30, 2014. The coupon on a step bond changes on a specified date.

(D)	Security, or portion thereof, is held by Inflation Commodity Strategy Subsidiary, Ltd. as of September 30, 2014.

(E)	The rate reported on the Schedule of Investments is the effective yield at time of purchase.

ADR — American Depositary Receipt

AUD — Australian Dollar

BKBM — New Zealand Bank Bill Reference Rate

BRL — Brazilian Real

CAD — Canadian Dollar

Cl — Class

CNY — Chinese Yuan

ETF — Exchange Traded Fund

EUR — Euro

FNMA — Fannie Mae

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

LIBOR — London Interbank Offered Rate

LME — London Metal Exchange

MTN — Medium Term Note

NOK — Norwegian Krone

NYMEX — New York Mercantile Exchange

NZD — New Zealand Dollar

RUB — Russian Ruble

Ser — Series

SGD — Singapore Dollar

THB — Thailand Baht

USD — United States Dollar

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$273,795	$—	$—	$273,795
Corporate Obligations	—	62,867	—	62,867
Asset-Backed Securities	—	40,131	—	40,131
Mortgage-Backed Securities	—	39,124	—	39,124
Sovereign Debt	—	385	—	385
Preferred Stock	—	55	—	55
Time Deposits	—	38,829	—	38,829
U.S. Treasury Obligations	—	619,683	—	619,683

Total Investments in Securities	$273,795	$801,074	$—	$1,074,869

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(132,833)	$—	$—	$(132,833)

Total Securities Sold Short	$(132,833)	$—	$—	$(132,833)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	225

CONSOLIDATED SCHEDULE OF INVESTMENTS

Multi-Asset Inflation Managed Fund (Concluded)

September 30, 2014

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$3,342	$—	$—	$3,342
Unrealized Depreciation	(14,336)	—	—	(14,336)
Forwards*
Unrealized Appreciation	—	915	—	915
Unrealized Depreciation	—	(197)	—	(197)
OTC Swaps*
Credit Default Swaps
Unrealized Appreciation	—	71	—	71
Interest Rate Swaps
Unrealized Appreciation	—	155	—	155
Centrally Cleared Swaps*
Credit Default Swaps
Unrealized Depreciation	—	(122)	—	(122)
Interest Rate Swaps
Unrealized Appreciation	—	123	—	123
Unrealized Depreciation	—	(409)	—	(409)
Reverse Repurchase
Agreements**	(124,997)	—	—	(124,997)

Total Other Financial Instruments	$(135,991)	$536	$—	$(135,455)

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

**	See Note 2 for more information on the reverse repurchase agreements.

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designed as ‘‘— ‘‘are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

226	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Multi-Asset Capital Stability Fund

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 7.4%

Agency Mortgage-Backed Obligations — 7.4%
FHLMC
2.500%, 05/27/2016	$14,579	$15,065
FNMA
5.250%, 09/15/2016	13,355	14,544
3.000%, 07/01/2043 to 10/01/2043	3,619	3,573
FNMA TBA
3.500%, 11/01/2040	6,494	6,618

Total Mortgage-Backed Securities (Cost $39,687) ($ Thousands)		39,800

U.S. TREASURY OBLIGATIONS — 5.3%
U.S. Treasury Bonds
3.625%, 08/15/2043	8,060	8,713
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	419	590
3.625%, 04/15/2028	332	450
3.375%, 04/15/2032	137	190
2.625%, 07/15/2017	241	263
2.500%, 07/15/2016 to 01/15/2029	843	944
2.375%, 01/15/2017 to 01/15/2027	1,361	1,566
2.125%, 02/15/2040 to 02/15/2041	660	785
2.000%, 01/15/2016 to 01/15/2026	982	1,057
1.875%, 07/15/2019	354	387
1.750%, 01/15/2028	248	276
1.625%, 01/15/2018	348	369
1.375%, 07/15/2018 to 02/15/2044	1,088	1,158
1.250%, 07/15/2020	672	714
1.125%, 01/15/2021	773	811
0.750%, 02/15/2042	420	384
0.625%, 07/15/2021 to 02/15/2043	1,979	1,963
0.375%, 07/15/2023	931	921
0.125%, 04/15/2016 to 07/15/2024	6,961	6,897

Total U.S. Treasury Obligations (Cost $27,379) ($ Thousands)		28,438

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK — 3.2%
Anhui Gujing Distillery, Cl B	138,066	$396
Bengang Steel Plates, Cl B	1,308,375	494
Changchai, Cl B	168,892	122
China Fangda Group, Cl B	893,798	520
China Merchants Property Development, Cl B	98,167	161
China National Accord Medicines, Cl B	12,493	65
CSG Holding	427,502	321
Dalian Refrigeration, Cl B	128,293	126
Danhua Chemical Technology, Cl B*	659,301	364
Dazhong Transportation Group, Cl B	683,101	469
Dongxu Optoelectronic Technology, Cl B*	342,360	314
Double Coin Holdings, Cl B	440,858	337
Eastern Communications, Cl B	794,603	494
Fiyta Holdings, Cl B	132,810	134
Foshan Electrical and Lighting, Cl B	553,874	542
Greattown Holdings, Cl B*	733,680	412
Guangdong Electric Power Development, Cl B	436,301	288
Guangdong Provincial Expressway Development	931,689	358
Huadian Energy, Cl B*	444,200	173
Huangshan Tourism Development, Cl B	360,432	515
Hubei Sanonda, Cl B	43,006	53
Hunan Tyen Machinery, Cl B*	861,082	420
INESA Electron, Cl B*	265,209	140
Jiangling Motors, Cl B	9,805	38
Jinshan Development & Construction, Cl B*	341,107	249
Konka Group, Cl B	463,900	194
Lao Feng Xiang, Cl B	135,210	404
Shandong Chenming Paper Holdings, Cl B	944,591	479
Shang Gong Group, Cl B*	813,305	549
Shanghai Baosight Software, Cl B	82,402	169
Shanghai Chlor-Alkali Chemical, Cl B	923,881	461
Shanghai Dajiang Food Group, Cl B*	1,148,197	470
Shanghai Diesel Engine, Cl B	654,220	494
Shanghai Dingli Technology Development Group, Cl B	415,993	281
Shanghai Haixin Group, Cl B*	982,233	518
Shanghai Highly Group, Cl B	563,126	332
Shanghai Jinjiang International Hotels Development	302,608	556
Shanghai Jinjiang International Industrial Development, Cl B	168,628	161
Shanghai Kaikai Industrial, Cl B	551,914	519
Shanghai Lujiazui Finance & Trade Zone Development, Cl B	238,315	391

SEI Institutional Managed Trust / Annual Report / September 30, 2014	227

SCHEDULE OF INVESTMENTS

Multi-Asset Capital Stability Fund (Continued)

September 30, 2014

Description	Shares/Face Amount (1) ($ Thousands)		Market Value ($ Thousands)

Shanghai Material Trading, Cl B*		558,930	$405
Shanghai Outer Gaoqiao, Cl B		201,502	395
Shanghai Potevio, Cl B*		592,556	538
Shanxi Guoxin Energy, Cl B*		186,458	320
Shenzhen Properties & Resources Development Group, Cl B		46,900	36
Shenzhen SEG, Cl B*		810,155	360
Shenzhen Textile Holdings, Cl B*		61,654	56
Tianjin Marine Shipping, Cl B*		1,569,496	659
Weifu High-Technology Group, Cl B		46,268	161
Wuxi Little Swan, Cl B		66,093	98
Yantai Changyu Pioneer Wine, Cl B		174,747	565
Zhonglu, Cl B		412,483	494

Total Foreign Common Stock (Cost $15,287) ($ Thousands)			17,570

SOVEREIGN DEBT — 2.7%
Bundesrepublik Deutschland
3.250%, 07/04/42	EUR	2,995	4,959
Canadian Government Bond
1.500%, 06/01/23	CAD	5,435	4,651
United Kingdom GILT
4.500%, 12/07/42	GBP	2,360	4,896

Total Sovereign Debt (Cost $13,470) ($ Thousands)			14,506

EXCHANGE TRADED FUNDS — 1.0%

United States — 1.0%
iShares Core MSCI Emerging Markets ETF		77,170	3,861
iShares MSCI Brazil Capped ETF		29,040	1,262
WisdomTree Japan Hedged Equity Fund		7,797	408

Total Exchange Traded Funds (Cost $5,764) ($ Thousands)			5,531

PREFERRED STOCK† — 0.9%
Apartment Investment & Management, 6.875%		51,000	1,308
Hersha Hospitality Trust, 6.875%		49,075	1,268
Pebblebrook Hotel Trust, 6.500%		54,050	1,284
Sabra Health Care, 7.125%		43,875	1,127

Total Preferred Stock (Cost $4,950) ($ Thousands)			4,987

Description	Face Amount (1) ($ Thousands)		Market Value ($ Thousands)

TIME DEPOSITS — 79.4%
Brown Brothers Harriman
1.578%, 10/03/14	AUD	—	$—
0.299%, 10/01/14	CAD	10	9
0.060%, 10/01/14	GBP	53	86
0.030%, 10/01/14		425,031	425,031
0.005%, 10/01/14	HKD	—	—
0.005%, 10/01/14	JPY	488,838	4,456
0.000%, 10/01/14	EUR	422	534

Total Time Deposits (Cost $430,116) ($ Thousands)			430,116

Total Investments — 99.9% (Cost $536,653) ($ Thousands)			$540,948

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
90-Day Euro$	(3,325)	Dec-2015	$416
90-Day Euro$	6,650	Dec-2016	(619)
90-Day Euro$	(3,325)	Dec-2017	(34)
CBOE Volatility Index	87	Dec-2014	35
CBOE Volatility Index	(87)	Nov-2014	(41)
DJ Euro Stoxx 50 Index	51	Dec-2014	12
MSCI Index E-MINI	258	Dec-2014	(865)
Euro-Bund	(146)	Dec-2014	(146)
Euro-Buxl 30-Year Bond	15	Dec-2014	11
FTSE China A50 Index	(1,285)	Oct-2014	135
Long Gilt 10-Year Bond	143	Dec-2014	243
S&P 500 Index E-MINI	295	Dec-2014	(320)
S&P TSE 60 Index	17	Dec-2014	(86)
Topix Index	11	Dec-2014	28
U.S. 10-Year Treasury Note	125	Dec-2014	(16)
U.S. Ultra Long Treasury Bond	73	Dec-2014	(36)

			$(1,283)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Settlement	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
11/4/14	USD	8,047	BRL	19,192	$(288)
12/15/14	CAD	7,351	USD	6,683	117
12/15/14	EUR	3,561	USD	4,610	109
12/15/14	JPY	481,792	USD	4,563	167
12/15/14	KRW	8,452,021	JPY	880,419	30
12/15/14	TRY	18,036	USD	7,962	205
12/15/14	USD	4,683	CAD	5,135	(96)
12/15/14	USD	4,306	JPY	472,376	4
12/15/14	GBP	2,842	USD	4,583	(20)

					$228

228	SEI Institutional Managed Trust / Annual Report / September 30, 2014

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)
Barclays	(1,237)	1,213	$(24)
BNP Pariibas	(390)	398	8
Brown Brothers Harriman	(5,306)	5,400	94
Deutsche Bank	(7,195)	7,237	42
Goldman Sachs	(29,356)	29,249	(107)
JPMorgan Chase Bank	(568)	573	5
Royal Bank of Scotland	(8,811)	9,021	210

			$228

For the year ended September 30, 2014, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

A list of open OTC swap agreements held by the Fund at September 30, 2014, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Currency	Notional Amount (Thousands) (1)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Deutsche Bank	CM BX.NA.BB.6 Index	SELL	5.00	05/11/63		(5,340)	$(38)
Morgan Stanley	iTRAXX-JAPAN 21.V1-5Y Index	BUY	(1.00)	06/20/19	JPY	1,470,100	8

							$(30)

A list of open Centrally cleared swap agreements held by the Fund at September 30, 2014, is as follows:

Credit Default Swaps
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/ Receives Rate	Termination Date	Notional Amount (Thousands)	Net Unrealized Depreciation ($ Thousands)
Morgan Stanley	CDX.NA.IG.22.V1-5Y Index	SELL	1.00	06/20/19	(780)	$(1)
Morgan Stanley	CDX.NA.IG.22.V1-5Y Index	SELL	1.00	06/20/19	(520)	(2)
Morgan Stanley	CDX.NA.IG.22.V1-5Y Index	SELL	1.00	06/20/19	(2,950)	(15)
Morgan Stanley	CDX.NA.IG.22.V1-5Y Index	SELL	1.00	06/20/19	(1,810)	(10)

						$(28)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount (Thousands) (1)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Morgan Stanley	3-Month USD - LIBOR	3.22%	09/30/44		6,820	$22
Morgan Stanley	6-Month GBP - LIBOR	2.87%	08/27/44	GBP	210	—
Morgan Stanley	1.38%	6-Month JPY - LIBOR	09/30/34	JPY	261,130	(7)
Morgan Stanley	3-Month USD - LIBOR	3.63%	09/17/24		13,500	95
Morgan Stanley	2.00%	6-Month EUR - LIBOR	09/17/24	EUR	10,400	(90)
Morgan Stanley	3-Month CAD - LIBOR	2.49%	08/26/24	CAD	2,200	18
Morgan Stanley	1.97%	6-Month EUR - LIBOR	08/19/24	EUR	9,900	(85)
Morgan Stanley	3-Month USD - LIBOR	3.51%	08/19/24		13,300	35
Morgan Stanley	3-Month CAD - LIBOR	2.53%	08/19/24	CAD	2,790	(13)
Morgan Stanley	3-Month CAD - CDOR	2.67%	07/14/24	CAD	420	4
Morgan Stanley	3-Month CAD - LIBOR	2.67%	06/27/24	CAD	1,910	19
Morgan Stanley	2.70%	3-Month CAD - LIBOR	05/21/24	CAD	150	2
Morgan Stanley	1.95%	3-Month USD - LIBOR	09/30/19		28,590	(10)

						$(10)

For the year ended September 30, 2014, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	229

SCHEDULE OF INVESTMENTS

Multi-Asset Capital Stability Fund (Concluded)

September 30, 2014

Percentages are based on Net Assets of $541,602 ($Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

*	Non-income producing security.

†	Real Estate Investment Trust.

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

Cl	— Class

CLP	— Chilean Peso

DJ	— Dow Jones

EAFE	— Europe, Australasia and Far East

ETF	— Exchange Traded Fund

EUR	— Euro

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

FTSE	— Financial Times and the London Stock Exchange

GBP	— British Pound

HKD	— Hong Kong Dollar

JPY	— Japanese Yen

LIBOR	— London Interbank Offered Rate

MSCI	— Morgan Stanley Capital International

PLC	— Public Limited Company

S&P	— Standard & Poor’s

SGD	— Singapore Dollar

TBA	— To Be Announced

TIIE	— Equilibrium Interbank Interest Rate

TRY	— Turkish Lira

Topix — Tokyo Stock Price Index

TSE — Tokyo Stock Exchange

USD — U.S. Dollar

The following is list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$39,800	$—	$39,800
U.S. Treasury Obligations	—	28,438	—	28,438
Foreign Common Stock	17,228	342	—	17,570
Sovereign Debt	—	14,506	—	14,506
Exchange Traded Funds	5,531	—	—	5,531
Preferred Stock	—	4,987	—	4,987
Time Deposits	—	430,116	—	430,116

Total Investments in Securities	$22,759	$518,189	$—	$540,948

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$880	$—	$—	$880
Unrealized Depreciation	(2,163)	—	—	(2,163)
Forwards*
Unrealized Appreciation	—	632	—	632
Unrealized Depreciation	—	(404)	—	(404)
OTC Swaps*
Credit Default Swaps
Unrealized Appreciation	—	8	—	8
Unrealized Depreciation	—	(38)	—	(38)
Centrally Cleared Swaps*
Credit Default Swaps
Unrealized Depreciation	—	(28)	—	(28)
Interest Rate Swaps
Unrealized Appreciation	—	195	—	195
Unrealized Depreciation	—	(205)	—	(205)

Total Other Financial Instruments	$(1,283)	$160	$—	$(1,123)

*	Futures contracts, forwards contracts and swaps are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2014, there have been no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as ‘‘— ‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

230	SEI Institutional Managed Trust / Annual Report / September 30, 2014

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Statements of Assets and Liabilities ($ Thousands)

September 30, 2014

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
ASSETS:
Investments, at value†	$2,440,066	*	$1,485,294	*	$1,540,942	*
Affiliated investment, at value††	207,195		109,975		68,753
Cash	—		166		4
Foreign currency, at value†††	—		—		—
Receivable for investment securities sold	5,797		4,746		4,209
Receivable for fund shares sold	3,155		2,442		1,501
Dividends and interest receivable	1,797		1,911		884
Prepaid Expenses	17		13		11
Total Assets	2,658,027		1,604,547		1,616,304
LIABILITIES:
Payable upon return on securities loaned	61,200		60,838		47,417
Payable for investment securities purchased	8,194		4,321		8,364
Payable for fund shares redeemed	4,391		1,131		1,317
Payable to custodian	—		—		—
Payable for variation margin	306		81		60
Administration fees payable	750		451		456
Investment advisory fees payable	813		409		468
Shareholder servicing fees payable Class A	328		260		199
Shareholder servicing fees payable Class I	—		2		1
Chief Compliance Officer fees payable	3		2		2
Administration servicing fees payable Class I	—		2		—
Accrued expense payable	98		51		52
Total Liabilities	76,083		67,548		58,336
Net Assets	$2,581,944		$1,536,999		$1,557,968
†Cost of investments	1,845,965		1,188,281		1,206,914
††Cost of affiliated investments	207,195		109,975		68,753
†††Cost of foreign currency	—		—		—
* Includes market value of securities on loan	58,715		58,714		46,000
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$1,812,500		$1,170,212		$1,119,153
Undistributed (distributions in excess of) net investment income	2,462		3,825		123
Accumulated net realized gain (loss) on investments, securities sold short, option contracts, futures, swap contracts, swaptions and foreign currency	174,172		66,451		104,876
Net unrealized appreciation on investments, securities sold short, and affiliated investments	594,101		297,013		334,028
Net unrealized depreciation on futures contracts	(1,291)		(502)		(212)
Net unrealized depreciation on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—		—		—
Net Assets	$2,581,944		$1,536,999		$1,557,968
Net Asset Value, Offering and Redemption Price Per Share — Class A	$15.19		$25.71		$33.82
	($2,581,944,383 ÷ 169,956,689 shares	)	($1,527,500,159 ÷ 59,421,715 shares	)	($1,550,723,038 ÷ 45,854,427 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class E	N/A		N/A		N/A

Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A		$25.71		$33.40
			($9,498,501 ÷ 369,445 shares	)	($7,245,217 ÷ 216,946 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class T‡	N/A		N/A		N/A

‡	Effective August 7, 2014, Class Y shares were redesignated as Class T shares. This share class change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not Applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

232	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund	Mid-Cap Fund

$2,928,422	*	$2,453,965	*	$459,031	*	$364,498	*	$327,395	*	$536,161 *	$93,999	*
272,934		68,187		83,357		64,300		65,889		80,234	8,220
18		7		10		—		627		20	—
—		—		—		—		—		1	—
—		78,459		8,643		2,180		1,266		10	249
2,263		418		651		760		452		410	69
2,376		2,994		337		589		107		476	102
20		20		3		3		3		4	1
3,206,033		2,604,050		552,032		432,330		395,739		617,316	102,640

106,036		54,886		59,508		49,790		55,195		42,852	3,517
3,341		—		8,144		2,371		1,127		—	175
3,721		75,709		481		428		239		492	4,003
—		—		—		247		—		—	—
323		48		144		103		32		250	9
899		399		144		114		101		170	29
878		64		242		202		172		273	32
410		59		65		51		41		77	21
—		1		—		1		1		—	—
3		3		1		—		—		1	—
—		2		—		1		1		—	—
111		161		21		15		13		26	5
115,722		131,332		68,750		53,323		56,922		44,141	7,791
$3,090,311		$2,472,718		$483,282		$379,007		$338,817		$573,175	$94,849
1,763,856		986,767		396,505		330,405		297,578		394,151	81,002
272,934		68,187		83,357		64,300		65,889		80,234	8,220
—		—		—		—		—		1	—
101,757		53,007		56,717		47,343		52,772		41,356	3,393

$2,183,616		$884,991		$385,246		$319,164		$391,702		$427,654	$74,445
3,602		10,371		(13)		848		(1,544)		(196)	—
(260,118)		110,292		35,979		25,271		(81,044)		4,684	7,407
1,164,566		1,467,198		62,526		34,093		29,817		142,010	12,997
(1,355)		(134)		(456)		(369)		(114)		(976)	—
—		—		—		—		—		(1)	—
$3,090,311		$2,472,718		$483,282		$379,007		$338,817		$573,175	$94,849
$19.64		$53.00		$13.01		$23.97		$25.95		$17.62	$27.53
($3,089,838,723 ÷ 157,290,652 shares	)	($394,131,702 ÷ 7,436,817 shares	)	($483,281,648 ÷ 37,149,626 shares	)	($374,827,957 ÷ 15,636,782 shares	)	($335,849,361 ÷ 12,942,422 shares	)	($573,175,169 ÷ 32,520,692 shares )	($93,705,009 ÷ 3,403,653 shares	)
N/A		$53.30		N/A		N/A		N/A		N/A	N/A
		($2,070,624,367 ÷ 38,845,158 shares	)
N/A		$53.22		N/A		$23.81		$25.15		N/A	$27.52
		($7,962,320 ÷ 149,612 shares	)			($4,179,237 ÷ 175,545 shares	)	($2,967,775 ÷ 118,002 shares	)		($1,143,682 ÷ 41,554 shares	)
$20.29		N/A		N/A		N/A		N/A		N/A	N/A
($472,113 ÷ 23,266 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	233

Statements of Assets and Liabilities ($ Thousands) (Continued)

September 30, 2014

	U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund
ASSETS:
Investments, at value†	$981,106		$1,693,763		$721,407
Affiliated investment, at value††	23,784		101,853		41,670
Cash	319		—		74
Foreign currency, at value†††	316		71		338
Cash collateral on futures	—		—		—
Cash collateral on swaps	—		—		—
Receivable for investment securities sold	9,717		42		7,179
Receivable for fund shares sold	776		1,063		871
Dividends and interest receivable	1,946		4,538		1,401
Receivable for variation margin	—		166		—
OTC Swap contracts, at value††††	—		—		—
Swaptions purchased, at value‡	—		—		—
Unrealized gain on forward foreign currency contracts	—		8,224		—
Unrealized gain on foreign spot currency contracts	—		—		—
Prepaid Expenses	7		11		5
Total Assets	1,017,971		1,809,731		772,945
LIABILITIES:
Payable upon return on securities loaned	—		—		—
Payable for investment securities purchased	9,555		42		5,645
Payable for fund shares redeemed	4,687		6,851		856
Payable to custodian	—		—		—
Payable for variation margin	30		208		61
Administration fees payable	294		524		221
Investment advisory fees payable	312		710		230
Shareholder servicing fees payable Class A	209		373		158
Shareholder servicing fees payable Class I	—		—		—
Chief Compliance Officer fees payable	1		2		1
Administration servicing fees payable Class I	—		—		—
Income distribution payable	—		—		—
OTC Swap contracts, at value††††	—		—		—
Options written, at value#	—		—		—
Payable to affiliate	—		—		—
Swaptions, written, at value@	—		—		—
Unrealized loss on forward foreign currency contracts	—		40		—
Unrealized loss on foreign spot currency contracts	—		—		—
Interest payable	—		—		—
Accrued expense payable	38		105		29
Total Liabilites	15,126		8,855		7,201
Net Assets	$1,002,845		$1,800,876		$765,744
†Cost of investments and repurchase agreements	800,764		1,581,393		548,379
††Cost of affiliated investments	23,784		101,853		41,670
†††Cost of foreign currency/(overdraft of foreign currency)	324		73		345
††††Premiums received/(paid)	—		—		—
# Premiums received on written options	—		—		—
‡ Cost of swaptions purchased	—		—		—
@ Premiums received on written swaptions	—		—		—
* Includes market value of securities on loan	—		—		—
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$724,179		$1,516,753		$544,509
Undistributed (distributions in excess of) net investment income	3,758		62,500		2,635
Accumulated net realized gain (loss) on investments, securities sold short, option contracts, futures, swap contracts, swaptions and foreign currency	94,662		101,743		45,832
Net unrealized appreciation (depreciation) on investments, securities sold short, and affiliated investments	180,342		112,370		173,028
Net unrealized appreciation (depreciation) on futures contracts	(87)		(538)		(252)
Net unrealized appreciation (depreciation) on swap contracts	—		—		—
Net unrealized appreciation (depreciation) on options	—		—		—
Net unrealized depreciation on swaptions	—		—		—
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(9)		8,048		(8)
Net Assets	$1,002,845		$1,800,876		$765,744
Net Asset Value, Offering and Redemption Price Per Share — Class A	$17.50		$11.41		$14.14
	($1,001,564,701 ÷ 57,248,130 shares	)	($1,799,841,973 ÷ 157,677,870 shares	)	($765,744,014 ÷ 54,171,282 shares )
Net Asset Value, Offering and Redemption Price Per Share — Class I	$17.47		$11.23		N/A
	($1,280,540 ÷ 73,288 shares	)	($1,034,273 ÷ 92,132 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

234	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Real Estate Fund		Enhanced Income Fund		Core Fixed Income Fund	U.S. Fixed Income Fund		High Yield Bond Fund		Real Return Fund	Multi-Strategy Alternative Fund

$217,065	*	$233,844		$2,167,051 *	$1,134,189	*	$1,676,285	*	$284,207	$472,290
16,991		3,671		217,605	94,685		8,003		295	65,338
—		179		—	—		—		—	—
—		—		299	—		—		—	—
—		100		168	402		—		—	—
—		—		1,007	54		507		—	—
2,868		663		139,333	69,756		38,359		—	—
880		182		1,947	1,202		1,460		308	646
690		657		10,977	5,175		28,407		616	514
—		6		290	170		3		—	—
—		—		506	75		—		—	—
—		—		699	—		—		—	—
—		—		1,851	—		—		—	—
—		—		3	—		—		—	—
2		2		14	7		17		2	4
238,496		239,304		2,541,750	1,305,715		1,753,041		285,428	538,792

8,256		—		99,758	28,700		6		—	—
2,534		7,568		384,393	175,909		21,116		—	39,924
82		331		2,634	1,524		2,515		371	562
—		—		188	98		1,144		—	1
—		1		290	35		102		—	—
67		22		473	252		520		67	133
111		73		433	234		626		36	62
36		—		94	91		37		—	—
—		—		2	—		2		—	—
—		—		2	1		2		—	1
—		—		2	—		2		—	—
—		—		397	252		882		—	—
—		—		307	3		—		—	—
—		—		277	26		—		—	—
—		—		—	—		14,644		—	—
—		—		160	—		—		—	—
—		—		355	—		—		—	—
—		—		1	—		—		—	—
—		—		—	—		9		—	—
8		23		228	110		158		10	19
11,094		8,018		489,994	207,235		41,765		484	40,702
$227,402		$231,286		$2,051,756	$1,098,480		$1,711,276		$284,944	$498,090
189,227		235,680		2,125,810	1,106,376		1,685,488		288,135	461,245
16,991		3,671		217,605	94,685		8,003		295	65,338
—		—		304	—		—		—	—
—		—		11	—		—		—	—
—		—		209	56		—		—	—
—		—		1,303	—		—		—	—
—		—		360	—		—		—	—
7,996		—		97,187	27,900		6		—	—

$195,626		$357,360		$2,033,585	$1,078,679		$1,760,664		$291,204	$490,430
1,679		1,106		(3,462)	214		2,748		258	1,140
2,259		(125,375)		(20,698)	(8,595)		(43,030)		(2,590)	(4,525)
27,838		(1,836)		41,241	27,813		(9,203)		(3,928)	11,045
—		31		123	336		19		—	—
—		—		(37)	3		78		—	—
—		—		(68)	30		—		—	—
—		—		(404)	—		—		—	—
—		—		1,476	—		—		—	—
$227,402		$231,286		$2,051,756	$1,098,480		$1,711,276		$284,944	$498,090
$17.05		$7.60		$11.47	$10.33		$7.70		$10.08	$10.05
($226,780,199 ÷ 13,302,963 shares	)	($230,909,972 ÷ 30,388,557 shares	)	($2,041,268,250 ÷ 177,989,752 shares )	($1,098,479,680 ÷ 106,287,955 shares	)	($1,707,481,613 ÷ 221,636,951 shares	)	($284,944,255 ÷ 28,256,196 shares )	($498,089,756 ÷ 49,569,688 shares	)
$17.03		$7.58		$11.46	N/A		$7.48		N/A	N/A
($621,607 ÷ 36,500 shares	)	($376,498 ÷ 49,663 shares	)	($10,488,219 ÷ 914,859 shares )			($3,794,241 ÷ 507,252 shares	)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	235

Consolidated Statements of Assets and Liabilities/

Statements of Assets and Liabilities ($ Thousands) (Concluded)

September 30, 2014

Multi-Asset Accumulation Fund
ASSETS:
Investments, at value†	$1,112,628
Affiliated investment, at value††	668,167
Cash	26,213
Due from broker	981
Foreign currency, at value†††	—
Cash collateral on futures	62,382
Cash collateral on swaps	22,669
Cash collateral on forward foreign currency contracts	950
Receivable for investment securities sold	123
Receivable for fund shares sold	5,839
Dividends and interest receivable	1,463
Receivable for variation margin	2,323
OTC Swap contracts, at value††††	946
Foreign tax reclaim receivable	85
Unrealized gain on forward foreign currency contracts	10,894
Prepaid Expenses	12
Total Assets	1,915,675
LIABILITIES:
Due to broker	7,703
Payable for securities sold short@	—
Payable for investment securities purchased	1,197
Payable for fund shares redeemed	2,477
Payable to custodian	—
Payable for variation margin	8,470
Administration fees payable	539
Investment advisory fees payable	810
Shareholder servicing fees payable Class A	383
Chief Compliance Officer fees payable	2
Overdraft of foreign currency, at value†††	1,502
Income distribution payable	—
OTC Swap contracts, at value††††	15,492
Reverse repurchase agreements	—
Unrealized loss on forward foreign currency contracts	11,169
Unrealized loss on foreign spot currency contracts	—
Interest payable	—
Accrued expense payable	85
Total Liabilities	49,829
Net Assets	$1,865,846
† Cost of investments and repurchase agreements	1,099,633
†† Cost of affiliated investments	668,167
††† Cost of foreign currency/(overdraft of foreign currency)	(1,497)
†††† Premiums received/(paid)	—
@ Proceeds from securities sold short	—
NET ASSETS:
Paid-in-Capital — (unlimited authorization — no par value)	$1,756,599
Undistributed (distributions in excess of) net investment income	9,663
Accumulated net realized gain (loss) on investments, securities sold short, option contracts, futures, swap contracts, swaptions and foreign currency	126,354
Net unrealized appreciation (depreciation) on investments, securities sold short, and affiliated investments	12,995
Net unrealized appreciation (depreciation) on futures contracts	(24,858)
Net unrealized depreciation on swap contracts	(14,583)
Net unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(324)
Net Assets	$1,865,846
Net Asset Value, Offering and Redemption Price Per Share — Class A	$10.89
($1,865,846,003 ÷ 171,268,250 shares )

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

236	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$543,524	$1,074,869	$540,948
—	—	—
138	137,706	24
—	—	244
71	—	115
—	1,774	5,829
2,237	141	107
—	—	—
908	54,714	11,111
2,807	4,896	1,877
3,204	2,219	418
3	701	361
112	222	—
2	15	11
606	915	632
115	7	4
553,727	1,278,179	561,681

—	—	—
—	132,833	—
5,744	88,859	17,830
676	1,176	724
624	1,976	—
187	3,469	599
53	264	86
239	268	177
—	110	—
1	1	1
—	301	—
338	—	—
2,294	—	240
4,019	124,997	—
—	197	404
—	—	2
—	118	—
48	69	16
14,223	354,638	20,079
$539,504	$923,541	$541,602
545,400	1,068,324	536,653
—	—	—
72	(307)	354
—	(4)	(210)
—	(139,491)	—

$538,988	$953,467	$530,621
1,724	(7,423)	(539)
3,062	(25,252)	8,353
(1,876)	13,203	4,295
—	(10,994)	(1,283)
(2,938)	(182)	(68)
544	722	223
$539,504	$923,541	$541,602
$10.60	$9.39	$10.25
($539,503,743 ÷ 50,895,383 shares )	($923,541,109 ÷ 98,349,495 shares )	($541,601,855 ÷ 52,820,856 shares )

SEI Institutional Managed Trust / Annual Report / September 30, 2014	237

Statements of Operations ($ Thousands)

For the year ended September 30, 2014

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$35,691	$31,869	$17,806
Dividends from Affiliated Investments*†	11	5	4
Interest Income	2	1	1
Securities Lending Income — Net	143	126	80
Less: Foreign Taxes Withheld	(284)	(50)	(173)
Total Investment Income	35,563	31,951	17,718
Expenses:
Investment Advisory Fees	9,313	5,375	6,156
Administration Fees	8,358	5,375	5,386
Shareholder Servicing Fees Class (A)	5,970	3,814	3,826
Shareholder Servicing Fees Class (E)	—	—	—
Shareholder Servicing Fees Class (I)	—	26	21
Shareholder Servicing Fees Class (T)‡	—	—	—
Administration Servicing Fees Class (I)	—	26	21
Trustee Fees	32	21	21
Chief Compliance Officer Fees	12	7	8
Printing Fees	168	107	108
Professional Fees	108	67	68
Custodian/Wire Agent Fees	145	93	95
Registration Fees	88	39	37
Licensing Fees	—	—	—
Other Expenses	37	24	25
Total Expenses	24,231	14,974	15,772
Less:
Waiver of Investment Advisory Fees	(954)	(573)	(640)
Waiver of Shareholder Servicing Fees Class (A)	(1,721)	(639)	(1,359)
Waiver of Shareholder Servicing Fees Class (E)	—	—	—
Waiver of Shareholder Servicing Fees Class (I)	—	(7)	(10)
Waiver of Administration Fees	—	—	—
Fees Paid Indirectly*	(270)	(44)	(26)
Net Expenses	21,286	13,711	13,737
Net Investment Income (Loss)	14,277	18,240	3,981
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	205,947	184,854	117,858
Futures Contracts	11,121	3,149	4,717
Foreign Currency Transactions	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	127,874	51,015	78,244
Futures Contracts	(1,116)	(477)	(194)
Net Increase in Net Assets from Operations	$358,103	$256,781	$204,606

*	See Note 6 in Notes to Financial Statements.
†	Portion of the income is from the investment of collateral in an affiliated security.
@	Includes realized gains of $204,201 ($ Thousands) due to affiliated transactions (see Note 6).
‡	Effective August 7, 2014, Class Y shares were redesignated as Class T shares. This share class change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

238	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$43,377	$54,707	$3,812	$6,402	$1,531	$5,999
11	3	3	2	1	3
4	1	—	—	—	2
324	106	324	253	426	460
(305)	—	(6)	(11)	(7)	(3)
43,411	54,817	4,133	6,646	1,951	6,461

11,248	818	2,992	2,647	2,329	3,564
9,842	5,996	1,611	1,426	1,254	1,919
7,029	967	1,151	1,005	887	1,371
—	—	—	—	—	—
—	20	—	13	9	—
1	—	—	—	—	—
—	20	—	13	9	—
38	37	6	5	5	8
14	13	2	2	2	3
198	189	32	28	25	39
129	114	21	18	15	25
170	176	28	25	22	34
81	71	19	10	9	18
—	330	—	—	—	—
45	46	16	13	12	27
28,795	8,797	5,878	5,205	4,578	7,008

(1,618)	—	(275)	(117)	(191)	(665)
(2,111)	(271)	(337)	(409)	(388)	(224)
—	—	—	—	—	—
—	(8)	—	(7)	(4)	—
(1)	(933)	—	—	—	—
—	(6)	(12)	(12)	(4)	(24)
25,065	7,579	5,254	4,660	3,991	6,095
18,346	47,238	(1,121)	1,986	(2,040)	366

40,268	323,913 @	44,971	34,775	51,466	8,216
11,377	7,799	181	1,217	620	2,478
—	—	—	—	—	(3)

368,399	109,912	(27,439)	(18,924)	(30,800)	30,578
(1,116)	90	(681)	(485)	(219)	(1,145)
$437,274	$488,952	$15,911	$18,569	$19,027	$40,490

SEI Institutional Managed Trust / Annual Report / September 30, 2014	239

Statements of Operations ($ Thousands) (Continued)

For the year ended September 30, 2014

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$1,182	$23,109	$49,247
Dividends from Affiliated Investments*†	—	4	7
Interest Income	—	1	11
Securities Lending Income — Net	8	—	—
Less: Foreign Taxes Withheld	(1)	(205)	(3,108)
Total Investment Income	1,189	22,909	46,157
Expenses:
Investment Advisory Fees	403	6,242	10,176
Administration Fees	352	3,361	5,479
Shareholder Servicing Fees Class (A)	248	2,398	3,911
Shareholder Servicing Fees Class (I)	3	3	3
Administration Servicing Fees Class (I)	3	3	3
Trustee Fees	1	13	21
Chief Compliance Officer Fees	1	5	8
Printing Fees	7	67	108
Professional Fees	4	43	72
Custodian/Wire Agent Fees	6	59	128
Registration Fees	3	32	75
Interest expense	—	—	—
Other Expenses	6	17	47
Total Expenses	1,037	12,243	20,031
Less:
Waiver of Investment Advisory Fees	(5)	—	(2,627)
Waiver of Shareholder Servicing Fees Class (A)	—	(2,623)	—
Waiver of Shareholder Servicing Fees Class (E)	—	—	—
Waiver of Shareholder Servicing Fees Class (I)	—	—	—
Waiver of Administration Fees	—	—	—
Fees Paid Indirectly*	(1)	—	—
Net Expenses	1,031	9,620	17,404
Net Investment Income	158	13,289	28,753
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	11,269	112,866	112,573
Futures Contracts	390	3,801	7,953
Options	—	—	—
Swaptions	—	—	—
Swap Contracts	—	—	—
Foreign Currency Transactions	—	(9)	42,848
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,872	29,351	(4,544)
Futures Contracts	(47)	25	(278)
Options	—	—	—
Swaptions	—	—	—
Swap Contracts	—	—	—
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	(10)	11,234
Net Increase in Net Assets from Operations	$13,642	$159,313	$198,539

*	See Note 6 in Notes to Financial Statements.
†	Portion of the income is from the investment of collateral in an affiliated security.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

240	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Tax-Managed Managed Volatility Fund	Real Estate Fund	Enhanced Income Fund	Core Fixed Income Fund	U.S. Fixed Income Fund	High Yield Bond Fund

$16,792	$6,297	$—	$49	$—	$813
3	1	—	9	6	7
1	—	5,184	65,039	28,217	130,393
—	13	—	145	56	—
(153)	(4)	—	(17)	1	(29)
16,643	6,307	5,184	65,225	28,280	131,184

4,544	1,415	871	5,504	2,896	10,047
2,447	762	762	5,604	2,949	7,213
1,748	543	543	4,973	2,633	5,069
—	2	1	30	—	83
—	2	1	30	—	83
9	3	3	27	14	28
4	1	1	10	5	—
48	15	15	137	72	148
32	10	10	88	46	88
43	13	13	120	64	132
26	6	9	58	39	64
—	—	—	—	—	5
12	6	54	473	336	214
8,913	2,778	2,283	17,054	9,054	23,174

(1,913)	(141)	(27)	(369)	(161)	(1,287)
—	(142)	(542)	(3,197)	(1,929)	(3,379)
—	—	—	—	—	—
—	(1)	(1)	(23)	—	(64)
—	—	(403)	—	—	—
—	(7)	—	—	—	—
7,000	2,487	1,310	13,465	6,964	18,444
9,643	3,820	3,874	51,760	21,316	112,740

44,716	23,505	(1,526)	28,756	6,116	64,084
3,787	—	(268)	(1,126)	(3,216)	(41)
—	—	—	143	96	—
—	—	—	26	—	—
—	—	—	(23)	(18)	(1,092)
(14)	—	—	417	—	—

49,743	(2,744)	1,324	20,026	15,680	(39,404)
(145)	—	154	549	1,054	19
—	—	—	(159)	14	—
—	—	—	(926)	—	—
—	—	—	(758)	(199)	90

(9)	—	—	1,899	—	—
$107,721	$24,581	$3,558	$100,584	$40,843	$136,396

SEI Institutional Managed Trust / Annual Report / September 30, 2014	241

Statements of Operations/Consolidated Statements of Operations ($ Thousands) (Concluded)

For the year ended September 30, 2014

	Real Return Fund	Multi-Strategy Alternative Fund	Multi-Asset Accumulation Fund‡
Investment Income:
Dividends	$—	$5,999	$5,515
Dividends from Affiliated Investments*†	—	3	49
Interest Income	2,840	—	6,325
Less: Foreign Taxes Withheld	—	(8)	(182)
Total Investment Income	2,840	5,994	11,707
Expenses:
Investment Advisory Fees	647	7,013	12,434
Administration Fees	1,030	1,637	5,803
Shareholder Servicing Fees Class (A)	736	1,169	4,145
Trustee Fees	4	6	22
Chief Compliance Officer Fees	1	2	9
Printing Fees	20	32	116
Professional Fees	12	21	77
Custodian/Wire Agent Fees	18	28	64
Registration Fees	11	19	80
Fees for Securities Sold Short	—	178	—
Dividend expense	—	111	—
Interest expense	—	—	—
Other Expenses	5	3	52
Total Expenses	2,484	10,219	22,802
Less:
Waiver of Investment Advisory Fees	(206)	(5,901)	(2,709)
Waiver of Shareholder Servicing Fees Class (A)	(736)	(1,165)	(673)
Waiver of Administration Fees	(215)	(156)	—
Net Expenses	1,327	2,997	19,420
Net Investment Income (Loss)	1,513	2,997	(7,713)
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(61)	11,682	4,172
Securities Sold Short	—	(1,261)	—
Futures Contracts	—	—	157,549
Options	—	(11)	—
Swaptions	—	—	—
Swap Contracts	—	—	16,445
Foreign Currency Transactions	—	(17)	17,646
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,136)	819	(1,643)
Securities Sold Short	—	509	—
Futures Contracts	—	—	(34,211)
Options	—	2	—
Swap Contracts	—	—	(16,276)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	1	3,927
Net Increase (Decrease) in Net Assets from Operations	$(684)	$14,721	$139,896
*	See Note 6 in Notes to Financial Statements.
†	Portion of the income is from the investment of collateral in an affiliated security.
‡	See Note 5 for details on gains and losses attributed to the Funds investments in Subsidiaries.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

242	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund‡	Multi-Asset Capital Stability Fund

$320	$5,814	$705
—	—	—
21,458	8,534	1,871
—	(133)	(7)
21,778	14,215	2,569

2,336	4,665	2,033
1,363	2,969	1,779
974	2,121	1,271
5	11	7
2	4	3
27	59	35
21	38	22
16	36	14
29	42	22
—	168	—
—	735	—
118	130	—
37	36	9
4,928	11,014	5,195

(104)	(1,182)	(757)
(970)	(1,154)	(1,271)
(614)	—	(8)
3,240	8,678	3,159
18,538	5,537	(590)

1,895	4,028	(623)
—	(1,881)	—
—	(5,378)	12,273
(1,329)	(1,270)	(592)
—	—	(549)
1,452	(11,599)	2,843
808	(1,475)	376

(795)	6,955	4,754
—	6,658	—
—	(9,719)	(1,680)
99	—	473
(2,813)	84	262

544	3,762	35
$18,399	$(4,298)	$16,982

SEI Institutional Managed Trust / Annual Report / September 30, 2014	243

Statements of Changes in Net Assets ($ Thousands)

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net Investment Income (Loss)	$14,277	$16,678	$18,240	$19,274	$3,981	$3,812
Net Realized Gain from Investments and Futures Contracts	217,068	124,795	188,003	138,297	122,575	164,559
Net Realized Loss on Foreign Currency Transactions	—	(18)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) of Investments, Affiliated Investments and Futures Contracts	126,758	216,674	50,538	134,299	78,050	67,871
Net Increase in Net Assets from Operations	358,103	358,129	256,781	291,870	204,606	236,242
Dividends and Distributions From:
Net Investment Income:
Class A	(14,803)	(17,476)	(17,800)	(19,919)	(4,128)	(5,289)
Class E	—	—	—	—	—	—
Class I	—	—	(100)	(99)	(10)	(17)
Class T‡	—	—	—	—	—	—
Net Capital Gains:
Class A	(146,397)	(76,749)	—	—	(33,112)	—
Class E	—	—	—	—	—	—
Class I	—	—	—	—	(192)	—
Total Dividends and Distributions	(161,200)	(94,225)	(17,900)	(20,018)	(37,442)	(5,306)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	856,029	741,781	226,708	181,708	200,094	169,212
Reinvestment of Dividends and Distributions	145,509	84,285	16,703	18,690	34,948	4,954
Cost of Shares Redeemed	(723,689)	(471,037)	(398,149)	(370,082)	(283,862)	(325,201)
Increase (Decrease) in Net Assets Derived from Class A Transactions	277,849	355,029	(154,738)	(169,684)	(48,820)	(151,035)
Class E:
Proceeds from Shares Issued	—	—	—	—	—	—
Reinvestment of Dividends and Distributions	—	—	—	—	—	—
Cost of Shares Redeemed	—	—	—	—	—	—
Decrease in Net Assets Derived from Class E Transactions	—	—	—	—	—	—
Class I:
Proceeds from Shares Issued	—	—	2,372	2,529	2,037	1,930
Reinvestment of Dividends and Distributions	—	—	87	82	171	13
Cost of Shares Redeemed	—	—	(3,944)	(2,511)	(4,192)	(3,559)
Increase (Decrease) in Net Assets Derived from Class I Transactions	—	—	(1,485)	100	(1,984)	(1,616)
Class T‡:
Proceeds from Shares Issued	—	—	—	—	—	—
Reinvestment of Dividends and Distributions	—	—	—	—	—	—
Cost of Shares Redeemed	—	—	—	—	—	—
Decrease in Net Assets Derived from Class T‡ Transactions	—	—	—	—	—	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	277,849	355,029	(156,223)	(169,584)	(50,804)	(152,651)
Net Increase (Decrease) in Net Assets	474,752	618,933	82,658	102,268	116,360	78,285
Net Assets:
Beginning of Year	2,107,192	1,488,259	1,454,341	1,352,073	1,441,608	1,363,323
End of Year	$2,581,944	$2,107,192	$1,536,999	$1,454,341	$1,557,968	$1,441,608
Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss) Included in Net Assets at Year End	$2,462	$3,016	$3,825	$3,890	$123	$263
(1)	See Note 7 in Notes to Financial Statements.
@	Includes realized gains of $204,201 ($ Thousands) due to affiliated transactions (see Note 6).
*	Includes redemptions as a result of affiliated transactions (see Note 6).
‡	Effective August 7, 2014, Class Y shares were redesignated as Class T shares. This share class change had no impact on the Funds’ operations or investment policy.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

244	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$18,346	$21,076	$47,238	$56,197	$(1,121)	$151	$1,986	$3,240	$(2,040)	$(242)
51,645	58,114	331,712 @	61,747	45,152	25,170	35,992	46,272	52,086	40,877
—	—	—	—	—	—	—	—	—	—
367,283	347,848	110,002	383,534	(28,120)	67,253	(19,409)	48,641	(31,019)	50,644
437,274	427,038	488,952	501,478	15,911	92,574	18,569	98,153	19,027	91,279

(18,673)	(22,238)	(6,454)	(5,744)	(63)	(1,304)	(2,228)	(3,759)	(10)	(1,204)
—	—	(42,481)	(50,619)	—	—	—	—	—	—
—	—	(114)	(127)	—	—	(18)	(31)	—	(3)
(3)	(11)	—	—	—	—	—	—	—	—

—	—	(8,230)	—	(27,889)	(12,456)	(3,246)	—	—	—
—	—	(54,970)	—	—	—	—	—	—	—
—	—	(174)	—	—	—	(45)	—	—	—
(18,676)	(22,249)	(112,423)	(56,490)	(27,952)	(13,760)	(5,537)	(3,790)	(10)	(1,207)

669,352	549,378	73,402	128,355	181,468	143,753	47,546	63,958	41,391	41,621
16,653	20,023	13,773	5,353	24,258	11,833	5,062	3,470	9	1,115
(422,640)	(448,897)	(97,840)	(125,075)	(121,183)	(77,671)	(81,718)	(174,668)	(77,480)	(79,892)
263,365	120,504	(10,665)	8,633	84,543	77,915	(29,110)	(107,240)	(36,080)	(37,156)

—	—	351,973	359,283	—	—	—	—	—	—
—	—	95,326	49,551	—	—	—	—	—	—
—	—	(1,065,608)*	(1,017,719)	—	—	—	—	—	—
—	—	(618,309)	(608,885)	—	—	—	—	—	—

—	—	2,360	2,060	—	—	1,193	1,786	1,835	1,255
—	—	188	82	—	—	58	28	—	3
—	—	(3,247)	(4,262)	—	—	(2,587)	(1,990)	(2,436)	(1,315)
—	—	(699)	(2,120)	—	—	(1,336)	(176)	(601)	(57)

—	410	—	—	—	—	—	—	—	—
3	11	—	—	—	—	—	—	—	—
(61)	(1,228)	—	—	—	—	—	—	—	—
(58)	(807)	—	—	—	—	—	—	—	—
263,307	119,697	(629,673)	(602,372)	84,543	77,915	(30,446)	(107,416)	(36,681)	(37,213)
681,905	524,486	(253,144)	(157,384)	72,502	156,729	(17,414)	(13,053)	(17,664)	52,859

2,408,406	1,883,920	2,725,862	2,883,246	410,780	254,051	396,421	409,474	356,481	303,622
$3,090,311	$2,408,406	$2,472,718	$2,725,862	$483,282	$410,780	$379,007	$396,421	$338,817	$356,481
$3,602	$3,907	$10,371	$11,980	$(13)	$(322)	$848	$366	$(1,544)	$(1,357)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	245

Statements of Changes in Net Assets ($ Thousands) (Continued)

For the years ended September 30,

	Tax-Managed Small/Mid Cap Fund
	2014	2013
Operations:
Net Investment Income	$366	$1,177
Net Realized Gain from Investments and Futures Contracts	10,694	30,023
Net Realized Gain (Loss) on Foreign Currency Transactions	(3)	4
Net Change in Unrealized Appreciation (Depreciation) of Investments, Affiliated Investments and Futures Contracts	29,433	72,652
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—
Net Increase in Net Assets from Operations	40,490	103,856
Dividends and Distributions From:
Net Investment Income:
Class A	(696)	(1,558)
Class I	—	—
Net Capital Gains:
Class A	(24,789)	—
Class I	—	—
Total Dividends and Distributions	(25,485)	(1,558)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	147,032	126,018
Reinvestment of Dividends and Distributions	22,644	1,380
Cost of Shares Redeemed	(97,722)	(79,819)
Increase (Decrease) in Net Assets Derived from Class A Transactions	71,954	47,579
Class I:
Proceeds from Shares Issued	—	—
Reinvestment of Dividends and Distributions	—	—
Cost of Shares Redeemed	—	—
Increase (Decrease) in Net Assets Derived from Class I Transactions	—	—
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	71,954	47,579
Net Increase (Decrease) in Net Assets	86,959	149,877
Net Assets:
Beginning of Year	486,216	336,339
End of Year	$573,175	$486,216
Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss) Included in Net Assets at Year End	$(196)	$(25)
(1)	See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

246	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund
2014	2013	2014	2013	2014	2013

$158	$516	$13,289	$13,338	$28,753	$26,141
11,659	16,955	116,667	49,275	120,526	73,565
—	—	(9)	(87)	42,848	51,379
1,825	7,502	29,376	62,938	(4,822)	30,606

—	—	(10)	(4)	11,234	(5,418)
13,642	24,973	159,313	125,460	198,539	176,273

(239)	(621)	(13,072)	(13,076)	(66,968)	(26,158)
(1)	(5)	(14)	(11)	(44)	(6)

(2,727)	—	(65,044)	(5,613)	(67,367)	—
(48)	—	(92)	(5)	(46)	—
(3,015)	(626)	(78,222)	(18,705)	(134,425)	(26,164)

33,084	65,909	314,017	325,032	614,792	684,976
2,680	423	67,114	16,039	124,774	23,967
(60,015)	(67,988)	(311,670)	(231,892)	(403,113)	(387,846)
(24,251)	(1,656)	69,461	109,179	336,453	321,097

495	860	311	741	359	728
49	5	106	16	91	6
(1,116)	(718)	(473)	(349)	(411)	(131)
(572)	147	(56)	408	39	603
(24,823)	(1,509)	69,405	109,587	336,492	321,700
(14,196)	22,838	150,496	216,342	400,606	471,809

109,045	86,207	852,349	636,007	1,400,270	928,461
$94,849	$109,045	$1,002,845	$852,349	$1,800,876	$1,400,270
$—	$38	$3,758	$3,414	$62,500	$54,890

SEI Institutional Managed Trust / Annual Report / September 30, 2014	247

Statements of Changes in Net Assets ($ Thousands) (Continued)

For the years ended September 30,

	Tax-Managed Managed Volatility Fund		Real Estate Fund		Enhanced Income Fund
	2014	2013	2014	2013	2014	2013
Operations:
Net Investment Income	$9,643	$9,831	$3,820	$1,930	$3,874	$3,698
Net Realized Gain (Loss) from Investments, Securities Sold Short Affiliated Investments, Futures Contracts, Options, Swaptions and Swap Contracts	48,503	25,421	23,505	30,569	(1,794)	444
Net Realized Gain (Loss) on Foreign Currency Transactions	(14)	(48)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) of Investments, Securities Sold Short, Affiliated Investments, Futures Contracts, Options, Swaptions and Swap Contracts	49,598	52,671	(2,744)	(24,663)	1,478	(92)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	(9)	1	—	—	—	—
Net Increase (Decrease) in Net Assets from Operations	107,721	87,876	24,581	7,836	3,558	4,050
Dividends and Distributions From:
Net Investment Income:
Class A	(9,448)	(9,506)	(3,897)	(2,449)	(3,802)	(3,329)
Class I	—	—	(10)	(6)	(6)	(5)
Net Capital Gains:
Class A	(25,166)	(13,481)	—	—	—	—
Class I	—	—	—	—	—	—
Total Dividends and Distributions	(34,614)	(22,987)	(3,907)	(2,455)	(3,808)	(3,334)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	216,416	233,883	61,684	98,442	101,380	116,708
Reinvestment of Dividends and Distributions	29,162	19,553	3,731	2,327	3,298	2,983
Redemption Fees	—	—	—	—	—	—
Cost of Shares Redeemed	(174,471)	(138,869)	(67,122)	(89,751)	(68,340)	(86,622)
Increase (Decrease) in Net Assets Derived from Class A Transactions	71,107	114,567	(1,707)	11,018	36,338	33,069
Class I:
Proceeds from Shares Issued	—	—	215	463	110	477
Reinvestment of Dividends and Distributions	—	—	10	6	6	5
Cost of Shares Redeemed	—	—	(231)	(517)	(107)	(184)
Increase (Decrease) in Net Assets Derived from Class I Transactions	—	—	(6)	(48)	9	298
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	71,107	114,567	(1,713)	10,970	36,347	33,367
Net Increase (Decrease) in Net Assets	144,214	179,456	18,961	16,351	36,097	34,083
Net Assets:
Beginning of Year	621,530	442,074	208,441	192,090	195,189	161,106
End of Year	$765,744	$621,530	$227,402	$208,441	$231,286	$195,189
Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss) Included in Net Assets at Year End	$2,635	$2,358	$1,679	$1,753	$1,106	$1,110
(1)	See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

248	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Core Fixed Income Fund		U.S. Fixed Income Fund		High Yield Bond Fund		Real Return Fund		Multi-Strategy Alternative Fund
2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

$51,760	$54,511	$21,316	$18,005	$112,740	$116,001	$1,513	$1,456	$2,997	$2,715
27,776	(987)	2,978	(209)	62,951	44,346	(61)	1,385	10,410	(6,483)
417	1,116	—	342	—	—	—	—	(17)	(20)
18,732	(77,872)	16,549	(34,327)	(39,295)	(26,999)	(2,136)	(8,432)	1,330	12,708

1,899	710	—	50	—	—	—	—	1	(1)
100,584	(22,522)	40,843	(16,139)	136,396	133,348	(684)	(5,591)	14,721	8,919

(52,363)	(57,910)	(21,901)	(19,701)	(110,759)	(112,376)	(1,083)	(1,678)	(3,459)	(1,930)
(290)	(419)	—	—	(1,720)	(316)	—	—	—	—

—	—	—	(26,951)	(11,776)	—	(1,247)	(6,613)	—	—
—	—	—	—	(226)	—	—	—	—	—
(52,653)	(58,329)	(21,901)	(46,652)	(124,481)	(112,692)	(2,330)	(8,291)	(3,459)	(1,930)

474,834	424,683	349,872	410,499	706,633	1,159,582	92,554	133,450	160,649	175,525
46,904	51,889	18,894	40,293	104,472	92,794	2,014	7,341	3,082	1,769
—	—	—	—	671	—	—	—	—	—
(432,728)	(664,520)	(311,461)	(264,218)	(1,105,068)	(1,036,189)	(115,431)	(101,734)	(103,636)	(92,464)

89,010	(187,948)	57,305	186,574	(293,292)	216,187	(20,863)	39,057	60,095	84,830

2,059	7,629	—	—	13,625	39,083	—	—	—	—
211	326	—	—	1,878	271	—	—	—	—
(6,206)	(8,143)	—	—	(51,054)	(14,511)	—	—	—	—

(3,936)	(188)	—	—	(35,551)	24,843	—	—	—	—

85,074	(188,136)	57,305	186,574	(328,843)	241,030	(20,863)	39,057	60,095	84,830
133,005	(268,987)	76,247	123,783	(316,928)	261,686	(23,877)	25,175	71,357	91,819

1,918,751	2,187,738	1,022,233	898,450	2,028,204	1,766,518	308,821	283,646	426,733	334,914
$2,051,756	$1,918,751	$1,098,480	$1,022,233	$1,711,276	$2,028,204	$284,944	$308,821	$498,090	$426,733
$(3,462)	$(3,792)	$214	$108	$2,748	$9,349	$258	$(170)	$1,140	$1,734

SEI Institutional Managed Trust / Annual Report / September 30, 2014	249

Consolidated Statements of Changes in Net Assets/Statements of Changes in Net Assets ($ Thousands) (Concluded)

For the years ended September 30,

	Multi-Asset Accumulation Fund
	2014	2013
Operations:
Net Investment Income (Loss)	$(7,713)	$(6,292)
Net Realized Gain (Loss) from Investments, Securities Sold Short, Futures Contracts, Written Options and Swap Contracts	178,166	9,871
Net Realized Gain (Loss) on Foreign Currency Transactions	17,646	(5,950)
Net Change in Unrealized Appreciation (Depreciation) of Investments, Securities Sold Short, Futures Contracts, Written Options, Written Swaptions and Swap Contracts	(52,130)	14,970
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	3,927	(5,468)
Net Increase (Decrease) in Net Assets from Operations	139,896	7,131
Dividends and Distributions From:
Net Investment Income:
Class A	(639)	(641)
Net Capital Gains:
Class A	(46,026)	(31,438)
Total Dividends and Distributions	(46,665)	(32,079)
Capital Share Transactions(1):
Class A:
Proceeds from Shares Issued	649,470	682,870
Reinvestment of Dividends and Distributions	42,225	29,368
Cost of Shares Redeemed	(333,643)	(232,454)
Increase in Net Assets Derived from Class A Transactions	358,052	479,784
Increase in Net Assets Derived from Capital Share Transactions	358,052	479,784
Net Increase in Net Assets	451,283	454,836
Net Assets:
Beginning of Year	1,414,563	959,727
End of Year	$1,865,846	$1,414,563
Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss) Included in Net Assets at Year End	$9,663	$2,389
(1)	See Note 7 in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

250	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
2014	2013	2014	2013	2014	2013

$18,538	$9,946	$5,537	$3,958	$(590)	$(937)
2,018	2,964	(16,100)	(40,133)	13,352	(2,133)
808	—	(1,475)	4,341	376	917
(3,509)	(3,361)	3,978	(9,489)	3,809	(3,584)
544	—	3,762	(2,440)	35	(281)
18,399	9,549	(4,298)	(43,763)	16,982	(6,018)

(17,264)	(7,937)	—	(2,639)	—	(315)

(3,989)	(782)	—	(372)	(1,179)	(2,654)
(21,253)	(8,719)	—	(3,011)	(1,179)	(2,969)

400,040	223,521	349,047	405,369	197,842	271,527
17,265	6,814	—	2,701	964	2,552
(105,303)	(85,308)	(187,576)	(135,183)	(159,933)	(126,027)
312,002	145,027	161,471	272,887	38,873	148,052
312,002	145,027	161,471	272,887	38,873	148,052
309,148	145,857	157,173	226,113	54,676	139,065

230,356	84,499	766,368	540,255	486,926	347,861
$539,504	$230,356	$923,541	$766,368	$541,602	$486,926
$1,724	$1,117	$(7,423)	$(15,131)	$(539)	$(248)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	251

Statement of Cash Flows/Consolidated Statement of Cash Flows ($ Thousands)

For the year ended September 30, 2014

	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$18,399	$(4,298)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchase of Investment Securities	(645,624)	(1,610,993)
Proceeds from Disposition of Investment Securities	345,929	1,434,574
Proceeds from Securities Sold Short	—	263,778
Purchases to Cover Securities Sold Short	—	(126,168)
Purchased Options/Purchases to Cover Written Options	(986)	(2,070)
Proceeds from Sale of Options/Expired Options	(169)	800
Amortization (Accretion of Market Discount)	(1,421)	1,204
Net Realized (Gain) Loss on:
Investments and Securities Sold Short	(1,895)	(2,147)
Options	1,329	1,270
Net Change in Unrealized (Appreciation) Depreciation on:
Investments and Securities Sold Short	795	(13,613)
Options	(99)	—
Changes in assets:
Foreign currency, at value	(71)	121
Cash collateral for reverse repos	559	—
Cash collateral on swaps	(2,056)	(141)
Cash collateral on futures	—	1,658
Cash collateral on options	384	—
Receivable for investment securities sold	3,890	(52,481)
Dividends and interest receivable	(958)	521
Receivable for variation margin	3	(2,028)
OTC Swap contracts, at value	—	1,395
Foreign tax reclaim receivable	(2)	32
Unrealized gain on forward foreign currency contracts	(606)	(812)
Unrealized gain on foreign spot currency contracts	—	2
Prepaid Expenses	(113)	2
Changes in liabilities:
Payable for investment securities purchased	(6,020)	85,598
Payable for variation margin	(19)	4,279
Administration fees payable	23	44
Payable to custodian	140	1,966
Investment advisory fees payable	131	12
Shareholder servicing fees payable Class A	—	42
Chief Compliance Officer fees payable	1	—
OTC Swap contracts, at value	2,294	(1,370)
Reverse repurchase agreements	(3,106)	1,193
Unrealized loss on forward foreign currency contracts	—	(2,964)
Overdraft of foreign currency, at value	—	301
Interest payable	—	118
Accrued expense payable	23	20
Net Cash Used in Operating Activities	(289,245)	(20,155)
Cash Flows from Financing Activities:
Dividends and Distributions	(21,253)	—
Proceeds from Shares Issued	397,680	344,988
Reinvestment of Dividends and Distributions	17,458	—
Cost of Shares Redeemed	(104,936)	(187,290)
Net Cash Provided by Financing Activities	288,949	157,698
Net Change in Cash	(296)	137,543
Cash at beginning of year	$434	$163
Cash at end of year	$138	$137,706

Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

252	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Financial Highlights

For years or periods ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (1)		Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class A
2014	$13.95	$0.09		$2.19		$2.28	$(0.09)	$(0.95)	$(1.04)	$15.19	16.96%	$2,581,944	0.89%	0.89%	1.01%	0.60%	57%
2013	12.15	0.12		2.43		2.55	(0.13)	(0.62)	(0.75)	13.95	22.23	2,107,192	0.89	0.89	1.01	0.94	49
2012	10.15	0.10		2.72		2.82	(0.09)	(0.73)	(0.82)	12.15	29.04	1,488,259	0.89	0.89	1.02	0.89	50
2011	10.77	0.08		(0.22)		(0.14)	(0.08)	(0.40)	(0.48)	10.15	(1.71)	1,521,942	0.89	0.89	1.02	0.70	100
2010(9)	10.00	0.10		0.80		0.90	(0.08)	(0.05)	(0.13)	10.77	9.00	1,395,899	0.89	0.89	1.02	0.96	90
Large Cap Value Fund
Class A
2014	$21.94	$0.29		$3.76		$4.05	$(0.28)	$—	$(0.28)	$25.71	18.55%	$1,527,500	0.89%	0.89%	0.97%	1.19%	58%
2013	18.02	0.28		3.92		4.20	(0.28)	—	(0.28)	21.94	23.55	1,444,929	0.89	0.89	0.97	1.39	55
2012	14.13	0.25		3.89		4.14	(0.25)	—	(0.25)	18.02	29.54	1,344,405	0.89	0.89	0.98	1.51	37
2011	14.75	0.22		(0.61)		(0.39)	(0.23)	—	(0.23)	14.13	(2.89)	1,197,272	0.89	0.89	0.98	1.35	63
2010	13.83	0.21		0.94		1.15	(0.23)	—	(0.23)	14.75	8.43	1,504,082	0.89	0.89	0.98	1.48	64
Class I
2014	$21.96	$0.24		$3.75		$3.99	$(0.24)	$—	$(0.24)	$25.71	18.22%	$9,499	1.11%	1.11%	1.22%	0.97%	58%
2013	18.02	0.23		3.95		4.18	(0.24)	—	(0.24)	21.96	23.35	9,412	1.11	1.11	1.22	1.16	55
2012	14.13	0.21		3.89		4.10	(0.21)	—	(0.21)	18.02	29.20	7,668	1.11	1.11	1.23	1.28	37
2011	14.76	0.18		(0.62)		(0.44)	(0.19)	—	(0.19)	14.13	(3.14)	7,073	1.11	1.11	1.23	1.13	63
2010	13.83	0.18		0.95		1.13	(0.20)	—	(0.20)	14.76	8.23	10,358	1.11	1.11	1.24	1.25	64
Large Cap Growth Fund
Class A
2014	$30.28	$0.09		$4.25		$4.34	$(0.09)	$(0.71)	$(0.80)	$33.82	14.51%	$1,550,723	0.89%	0.89%	1.02%	0.26%	61%
2013	25.57	0.08		4.73		4.81	(0.10)	—	(0.10)	30.28	18.89	1,433,284	0.89	0.89	1.02	0.28	69
2012	19.77	0.05		5.78		5.83	(0.03)	—	(0.03)	25.57	29.47	1,354,774	0.89	0.90	1.03	0.19	88
2011	19.66	0.06		0.14		0.20	(0.09)	—	(0.09)	19.77	0.97	1,278,538	0.89	0.89	1.03	0.27	108
2010	17.62	0.12		2.04		2.16	(0.12)	—	(0.12)	19.66	12.29	1,602,130	0.89	0.89	1.03	0.63	83
Class I
2014	$29.93	$0.01		$4.21		$4.22	$(0.04)	$(0.71)	$(0.75)	$33.40	14.28%	$7,245	1.11%	1.11%	1.27%	0.05%	61%
2013	25.28	0.02		4.68		4.70	(0.05)	—	(0.05)	29.93	18.62	8,324	1.11	1.11	1.27	0.06	69
2012	19.57	—	*	5.71		5.71	—	—	—	25.28	29.18	8,549	1.11	1.12	1.28	(0.02)	88
2011	19.47	0.01		0.14		0.15	(0.05)	—	(0.05)	19.57	0.73	6,695	1.11	1.11	1.28	0.05	108
2010	17.44	0.08		2.02		2.10	(0.07)	—	(0.07)	19.47	12.06	7,953	1.11	1.11	1.28	0.41	83
Tax-Managed Large Cap Fund
Class A
2014	$16.81	$0.12		$2.84		$2.96	$(0.13)	$—	$(0.13)	$19.64	17.63%	$3,089,839	0.89%	0.89%	1.02%	0.65%	39%
2013	13.88	0.15		2.94		3.09	(0.16)	—	(0.16)	16.81	22.47	2,407,951	0.89	0.89	1.02	1.00	42
2012	10.80	0.12		3.07		3.19	(0.11)	—	(0.11)	13.88	29.70	1,882,834	0.89	0.89	1.03	0.96	53
2011	11.02	0.10		(0.22)		(0.12)	(0.10)	—	(0.10)	10.80	(1.20)	1,495,783	0.89	0.89	1.03	0.78	72
2010	10.19	0.10		0.84		0.94	(0.11)	—	(0.11)	11.02	9.26	1,534,797	0.89	0.89	1.04	0.95	58
Class T‡
2014	$17.31	$0.19		$2.92		$3.11	$(0.13)	$—	$(0.13)	$20.29	18.05%	$472	0.56%	0.56%	0.72%	0.98%	39%
2013	14.26	0.22		3.00		3.22	(0.17)	—	(0.17)	17.31	22.80	455	0.56	0.56	0.72	1.42	42
2012	11.07	0.17		3.14		3.31	(0.12)	—	(0.12)	14.26	30.03	1,086	0.56	0.56	0.73	1.29	53
2011	11.24	0.14		(0.21)		(0.07)	(0.10)	—	(0.10)	11.07	(0.68)	913	0.56	0.56	0.73	1.14	72
2010	10.37	0.01		0.97		0.98	(0.11)	—	(0.11)	11.24	9.54	2,980	0.56	0.56	0.74	1.28	58
S&P 500 Index Fund
Class A
2014	$46.20	$0.79		$7.91		$8.70	$(0.83)	$(1.07)	$(1.90)	$53.00	19.23%	$394,132	0.43%	0.43%	0.54%	1.58%	10%
2013	39.60	0.76		6.61		7.37	(0.77)	—	(0.77)	46.20	18.87	352,589	0.43	0.43	0.54	1.78	6
2012	31.03	0.64		8.51		9.15	(0.58)	—	(0.58)	39.60	29.74	294,234	0.43	0.43	0.54	1.76	18
2011	31.30	0.55		(0.26	)(5)	0.29	(0.56)	—	(0.56)	31.03	0.75	255,345	0.43	0.43	0.53	1.61	61
2010	29.01	0.56		2.29		2.85	(0.56)	—	(0.56)	31.30	9.93	325,796	0.43	0.43	0.54	1.85	20
Class E
2014	$46.45	$0.89		$7.94		$8.83	$(0.91)	$(1.07)	$(1.98)	$53.30	19.42%	$2,070,624	0.25%	0.25%	0.29%	1.76%	10%
2013	39.79	0.85		6.65		7.50	(0.84)	—	(0.84)	46.45	19.11	2,365,696	0.25	0.25	0.29	1.99	6
2012	31.17	0.71		8.54		9.25	(0.63)	—	(0.63)	39.79	29.97	2,580,512	0.25	0.25	0.29	1.92	18
2011	31.42	0.61		(0.25	)(5)	0.36	(0.61)	—	(0.61)	31.17	0.96	1,195,729	0.25	0.25	0.29	1.76	61
2010	29.12	0.61		2.29		2.90	(0.60)	—	(0.60)	31.42	10.10	1,046,410	0.25	0.25	0.29	2.02	20

SEI Institutional Managed Trust / Annual Report / September 30, 2014	253

Financial Highlights (Continued)

For years or periods ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†		Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund (continued)
Class I
2014	$46.38	$0.68	$7.94		$8.62	$(0.71)	$(1.07)	$(1.78)	$53.22	18.95%		$7,962	0.65%	0.65%	0.79%	1.35%	10%
2013	39.73	0.67	6.65		7.32	(0.67)	—	(0.67)	46.38	18.60		7,577	0.65	0.65	0.79	1.58	6
2012	31.12	0.56	8.54		9.10	(0.49)	—	(0.49)	39.73	29.46		8,500	0.65	0.65	0.79	1.53	18
2011	31.37	0.47	(0.25	)(5)	0.22	(0.47)	—	(0.47)	31.12	0.56		7,198	0.65	0.65	0.79	1.35	61
2010	29.07	0.49	2.29		2.78	(0.48)	—	(0.48)	31.37	9.66		8,341	0.65	0.65	0.79	1.63	20
Small Cap Fund
Class A
2014	$13.32	$(0.03)	$0.61		$0.58	$— *	$(0.89)	$(0.89)	$13.01	4.38	% $	483,282	1.14%	1.14%	1.28%	(0.24)%	72%
2013	10.62	0.01	3.25		3.26	(0.05)	(0.51)	(0.56)	13.32	32.40		410,780	1.14	1.14	1.28	0.08	72
2012	9.51	0.01	2.67		2.68	(0.01)	(1.56)	(1.57)	10.62	29.93		254,051	1.14	1.15	1.28	0.08	114
2011	11.14	(0.01)	(0.55)		(0.56)	(0.01)	(1.06)	(1.07)	9.51	(6.54)		203,909	1.14	1.14	1.28	(0.09)	123
2010(9)	10.00	0.01	1.15		1.16	(0.01)	(0.01)	(0.02)	11.14	11.64		223,978	1.14	1.14	1.29	0.10	115
Small Cap Value Fund
Class A
2014	$23.24	$0.12	$0.95		$1.07	$(0.14)	$(0.20)	$(0.34)	$23.97	4.54%		$374,828	1.14%	1.14%	1.27%	0.49%	52%
2013	18.23	0.17	5.03		5.20	(0.19)	—	(0.19)	23.24	28.73		391,113	1.14	1.14	1.28	0.84	51
2012	14.26	0.11	4.02		4.13	(0.16)	—	(0.16)	18.23	29.04		405,106	1.14	1.15	1.28	0.64	53
2011	15.45	0.07	(1.16)		(1.09)	(0.10)	—	(0.10)	14.26	(7.15)		377,222	1.14	1.14	1.28	0.41	70
2010	13.66	0.07	1.82		1.89	(0.10)	—	(0.10)	15.45	13.93		535,938	1.14	1.15	1.29	0.46	69
Class I
2014	$23.09	$0.07	$0.93		$1.00	$(0.08)	$(0.20)	$(0.28)	$23.81	4.29%		$4,179	1.36%	1.36%	1.52%	0.27%	52%
2013	18.10	0.11	5.02		5.13	(0.14)	—	(0.14)	23.09	28.51		5,308	1.36	1.36	1.53	0.55	51
2012	14.15	0.07	3.99		4.06	(0.11)	—	(0.11)	18.10	28.78		4,368	1.36	1.37	1.53	0.42	53
2011	15.34	0.03	(1.15)		(1.12)	(0.07)	—	(0.07)	14.15	(7.40)		3,908	1.36	1.36	1.53	0.20	70
2010	13.56	0.04	1.81		1.85	(0.07)	—	(0.07)	15.34	13.73		6,933	1.36	1.37	1.54	0.25	69
Small Cap Growth Fund
Class A
2014	$24.63	$(0.15)	$1.47		$1.32	$— *	$—	$—	$25.95	5.36%		$335,849	1.11%	1.11%	1.28%	(0.57)%	70%
2013	18.57	(0.02)	6.16		6.14	(0.08)	—	(0.08)	24.63	33.21		353,097	1.11	1.11	1.28	(0.08)	81
2012	14.20	(0.02)	4.39		4.37	—	—	—	18.57	30.77		300,972	1.11	1.12	1.28	(0.13)	110
2011	14.69	(0.07)	(0.42)		(0.49)	—	—	—	14.20	(3.34)		272,275	1.11	1.12	1.28	(0.43)	125
2010	12.96	(0.03)	1.76		1.73	— (2)	—	—	14.69	13.36		380,910	1.11	1.11	1.29	(0.21)	99
Class I
2014	$23.93	$(0.21)	$1.43		$1.22	$—	$—	$—	$25.15	5.10%		$2,968	1.36%	1.36%	1.52%	(0.82)%	70%
2013	18.04	(0.07)	5.99		5.92	(0.03)	—	(0.03)	23.93	32.86		3,384	1.36	1.36	1.53	(0.35)	81
2012	13.82	(0.06)	4.28		4.22	—	—	—	18.04	30.54		2,650	1.36	1.37	1.53	(0.38)	110
2011	14.34	(0.12)	(0.40)		(0.52)	—	—	—	13.82	(3.63)		2,826	1.36	1.37	1.53	(0.69)	125
2010	12.68	(0.06)	1.72		1.66	—	—	—	14.34	13.09		3,703	1.36	1.36	1.54	(0.45)	99
Tax-Managed Small/Mid Cap Fund
Class A
2014	$17.10	$0.01	$1.40		$1.41	$(0.02)	$(0.87)	$(0.89)	$17.62	8.44%		$573,175	1.11%	1.11%	1.28%	0.07%	61%
2013	13.26	0.04	3.86		3.90	(0.06)	—	(0.06)	17.10	29.54		486,216	1.11	1.11	1.28	0.30	67
2012	10.39	0.03	2.88		2.91	(0.04)	—	(0.04)	13.26	28.09		336,339	1.11	1.12	1.28	0.24	67
2011	10.81	0.02	(0.41)		(0.39)	(0.03)	—	(0.03)	10.39	(3.66)		255,297	1.11	1.12	1.29	0.17	105
2010	9.42	0.03	1.39		1.42	(0.03)	—	(0.03)	10.81	15.05		300,343	1.11	1.13	1.29	0.30	75
Mid-Cap Fund
Class A
2014	$24.64	$0.04	$3.65		$3.69	$(0.06)	$(0.74)	$(0.80)	$27.53	15.28%		$93,705	1.02%	1.02%	1.03%	0.16%	66%
2013	19.30	0.11	5.37		5.48	(0.14)	—	(0.14)	24.64	28.52		107,487	1.02	1.02	1.03	0.52	108
2012	14.99	0.09	4.32		4.41	(0.10)	—	(0.10)	19.30	29.50		85,119	1.02	1.02	1.04	0.53	81
2011	15.80	0.06	(0.79)		(0.73)	(0.08)	—	(0.08)	14.99	(4.67)		74,200	1.02	1.04	1.06	0.36	151
2010	13.92	0.08	1.88		1.96	(0.08)	—	(0.08)	15.80	14.13		124,569	1.02	1.04	1.04	0.51	185
Class I
2014	$24.64	$(0.02)	$3.65		$3.63	$(0.01)	$(0.74)	$(0.75)	$27.52	15.01%		$1,144	1.26%	1.26%	1.28%	(0.08)%	66%
2013	19.30	0.06	5.37		5.43	(0.09)	—	(0.09)	24.64	28.20		1,558	1.26	1.26	1.28	0.27	108
2012	14.99	0.05	4.32		4.37	(0.06)	—	(0.06)	19.30	29.21		1,088	1.26	1.26	1.29	0.28	81
2011	15.81	0.03	(0.81)		(0.78)	(0.04)	—	(0.04)	14.99	(4.95)		940	1.26	1.28	1.31	0.18	151
2010	13.92	0.04	1.89		1.93	(0.04)	—	(0.04)	15.81	13.91		623	1.26	1.28	1.29	0.30	185

254	SEI Institutional Managed Trust / Annual Report / September 30, 2014

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
Class A
2014	$16.09	$0.23		$2.62	$2.85	$(0.23)		$(1.21)	$(1.44)	$17.50	18.68%	$1,001,565	1.00%	1.00%	1.27%	1.38%	71%
2013	13.96	0.27		2.25	2.52	(0.27)		(0.12)	(0.39)	16.09	18.39	851,119	1.00	1.00	1.27	1.78	39%
2012	11.49	0.22		2.45	2.67	(0.20)		—	(0.20)	13.96	23.41	635,298	1.00	1.00	1.28	1.72	48
2011	10.81	0.16		0.67	0.83	(0.15)		—	(0.15)	11.49	7.63	452,489	1.00	1.00	1.28	1.33	71
2010	9.65	0.14		1.16	1.30	(0.14)		—	(0.14)	10.81	13.61	415,669	1.00	1.00	1.29	1.37	53
Class I
2014	$16.07	$0.19		$2.61	$2.80	$(0.19)		$(1.21)	$(1.40)	$17.47	18.35%	$1,280	1.25%	1.25%	1.52%	1.13%	71%
2013	13.93	0.23		2.25	2.48	(0.22)		(0.12)	(0.34)	16.07	18.10	1,230	1.25	1.25	1.52	1.52	39
2012	11.47	0.22		2.41	2.63	(0.17)		—	(0.17)	13.93	23.08	709	1.25	1.25	1.53	1.62	48
2011	10.79	0.14		0.66	0.80	(0.12)		—	(0.12)	11.47	7.39	52	1.25	1.25	1.53	1.14	71
2010	9.63	0.11		1.17	1.28	(0.12)		—	(0.12)	10.79	13.38	37	1.25	1.25	1.54	1.08	53
Global Managed Volatility Fund
Class A
2014	$11.00	$0.20		$1.24	$1.44	$(0.50)		$(0.53)	$(1.03)	$11.41	13.97%	$1,799,842	1.11%	1.11%	1.28%	1.84%	68%
2013	9.80	0.23		1.22	1.45	(0.25)		—	(0.25)	11.00	15.12	1,399,316	1.11	1.11	1.28	2.09	60
2012	8.53	0.20		1.07	1.27	—		—	—	9.80	14.89	928,141	1.11	1.11	1.30	2.19	48
2011	8.21	0.18		0.14	0.32	—		—	—	8.53	3.90	522,646	1.11	1.11	1.29	2.11	68
2010	7.82	0.13		0.29	0.42	(0.03	)(2)	—	(0.03)	8.21	5.37	330,526	1.11	1.11	1.31	1.62	91
Class I
2014	$10.84	$0.17		$1.23	$1.40	$(0.48)		$(0.53)	$(1.01)	$11.23	13.78%	$1,034	1.36%	1.36%	1.53%	1.59%	68%
2013	9.66	0.20		1.21	1.41	(0.23)		—	(0.23)	10.84	14.91	954	1.36	1.36	1.54	1.85	60
2012	8.44	0.22		1.00	1.22	—		—	—	9.66	14.45	320	1.36	1.36	1.55	2.32	48
2011	8.15	0.15		0.14	0.29	—		—	—	8.44	3.56	21	1.36	1.36	1.54	1.78	68
2010	7.76	0.16		0.25	0.41	(0.02	)(2)	—	(0.02)	8.15	5.32	64	1.36	1.36	1.57	2.00	91
Tax-Managed Managed Volatility Fund
Class A
2014	$12.70	$0.19		$1.94	$2.13	$(0.18)		$(0.51)	$(0.69)	$14.14	17.33%	$765,744	1.00%	1.00%	1.28%	1.38%	58%
2013	11.28	0.22		1.75	1.97	(0.22)		(0.33)	(0.55)	12.70	18.24	621,530	1.00	1.00	1.27	1.86	28
2012	9.77	0.18		1.87	2.05	(0.16)		(0.38)	(0.54)	11.28	21.70	442,074	1.00	1.00	1.28	1.71	30
2011	9.24	0.14		0.52	0.66	(0.13)		—	(0.13)	9.77	7.13	279,408	1.00	1.00	1.28	1.41	63
2010	8.14	0.12		1.10	1.22	(0.12)		—	(0.12)	9.24	15.17	236,402	1.00	1.00	1.29	1.39	28
Real Estate Fund
Class A
2014	$15.42	$0.29		$1.64	$1.93	$(0.30)		$—	$(0.30)	$17.05	12.63%	$226,780	1.14%	1.14%	1.28%	1.76%	57%
2013	14.97	0.14		0.50	0.64	(0.19)		—	(0.19)	15.42	4.30	207,876	1.14	1.14	1.27	0.91	74
2012	11.67	0.08		3.34	3.42	(0.12)		—	(0.12)	14.97	29.44	191,484	1.14	1.14	1.28	0.55	68
2011	11.58	0.04		0.25	0.29	(0.20)		—	(0.20)	11.67	2.41	142,538	1.14	1.14	1.28	0.33	83
2010	9.42	0.05		2.46	2.51	(0.35	)(7)	—	(0.35)	11.58	27.37	220,866	1.14	1.15	1.29	0.50	69
Class I
2014	$15.39	$0.25		$1.64	$1.89	$(0.25)		$—	$(0.25)	$17.03	12.33%	$622	1.36%	1.36%	1.52%	1.51%	57%
2013	14.93	0.10		0.51	0.61	(0.15)		—	(0.15)	15.39	4.09	565	1.36	1.36	1.52	0.65	74
2012	11.64	0.05		3.33	3.38	(0.09)		—	(0.09)	14.93	29.16	606	1.36	1.36	1.53	0.33	68
2011	11.57	(0.01)		0.28	0.27	(0.20)		—	(0.20)	11.64	2.19	445	1.36	1.36	1.53	(0.07)	83
2010	9.41	—	*	2.49	2.49	(0.33	)(7)	—	(0.33)	11.57	27.12	306	1.36	1.37	1.54	0.00	69
Enhanced Income Fund
Class A
2014	$7.61	$0.14		$(0.01)	$0.13	$(0.14)		$—	$(0.14)	$7.60	1.69%	$230,910	0.60%	0.60%	1.05%	1.78%	106%
2013	7.57	0.16		0.03	0.19	(0.15)		—	(0.15)	7.61	2.50	194,821	0.60	0.60	1.05	2.08	170
2012	7.36	0.18		0.20	0.38	(0.17)		—	(0.17)	7.57	5.30	161,037	0.60	0.60	1.05	2.41	198
2011	7.46	0.20		(0.14)	0.06	(0.16)		—	(0.16)	7.36	0.83	158,936	0.60	0.60	1.05	2.61	174
2010	7.21	0.18		0.30	0.48	(0.23)		—	(0.23)	7.46	6.78	137,223	0.60	0.60	1.06	2.45	77
Class I
2014	$7.59	$0.12		$(0.01)	$0.11	$(0.12)		$—	$(0.12)	$7.58	1.44%	$376	0.85%	0.85%	1.30%	1.53%	106%
2013	7.56	0.14		0.02	0.16	(0.13)		—	(0.13)	7.59	2.17	368	0.85	0.85	1.30	1.85	170
2012	7.36	0.15		0.21	0.36	(0.16)		—	(0.16)	7.56	4.93	69	0.85	0.85	1.30	2.11	198
2011	7.45	0.18		(0.12)	0.06	(0.15)		—	(0.15)	7.36	0.72	19	0.85	0.85	1.30	2.36	174
2010	7.20	0.16		0.29	0.45	(0.20)		—	(0.20)	7.45	6.35	16	0.85	0.85	1.33	2.21	77

SEI Institutional Managed Trust / Annual Report / September 30, 2014	255

Financial Highlights/Consolidated Financial Highlights

For the years or periods ended September 30, (unless otherwise indicated)

For a Share Outstanding Throughout the Periods

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
Class A
2014	$11.20	$0.29	$0.28	$0.57	$(0.30)		$—	$(0.30)	$11.47	5.14%	$2,041,268	0.67%		0.67%		0.85%		2.59%	343%
2013	11.64	0.30	(0.42)	(0.12)	(0.32)		—	(0.32)	11.20	(1.09)	1,904,623	0.67		0.67		0.85		2.57	342
2012	11.14	0.33	0.61	0.94	(0.35)		(0.09)	(0.44)	11.64	8.67	2,172,794	0.67		0.67		0.85		2.93	349
2011	10.93	0.36	0.22	0.58	(0.37)		—	(0.37)	11.14	5.43	2,185,135	0.71	(4)	0.71	(4)	0.89	(4)	3.25	473
2010	9.98	0.44	0.95	1.39	(0.44)		—	(0.44)	10.93	14.25	2,335,314	0.67		0.67		0.85		4.20	283
Class I
2014	$11.19	$0.27	$0.27	$0.54	$(0.27)		$—	$(0.27)	$11.46	4.91%	$10,488	0.89%		0.89%		1.08%		2.38%	343%
2013	11.63	0.27	(0.42)	(0.15)	(0.29)		—	(0.29)	11.19	(1.31)	14,128	0.89		0.89		1.10		2.34	342
2012	11.13	0.31	0.61	0.92	(0.33)		(0.09)	(0.42)	11.63	8.44	14,944	0.89		0.89		1.10		2.71	349
2011	10.92	0.33	0.23	0.56	(0.35)		—	(0.35)	11.13	5.20	15,701	0.93	(4)	0.93	(4)	1.14	(4)	3.03	473
2010	9.97	0.41	0.96	1.37	(0.42)		—	(0.42)	10.92	14.01	17,445	0.89		0.89		1.10		3.96	283
U.S. Fixed Income Fund
Class A
2014	$10.15	$0.21	$0.18	$0.39	$(0.21)		$—	$(0.21)	$10.33	3.91%	$1,098,480	0.66%		0.66%		0.86%		2.02%	345%
2013	10.84	0.19	(0.36)	(0.17)	(0.21)		(0.31)	(0.52)	10.15	(1.61)	1,022,233	0.66		0.66		0.86		1.85	319
2012	10.70	0.25	0.44	0.69	(0.27)		(0.28)	(0.55)	10.84	6.68	898,450	0.66		0.66		0.87		2.34	322
2011	10.81	0.30	0.26	0.56	(0.32)		(0.35)	(0.67)	10.70	5.43	972,449	0.66		0.66		0.87		2.85	337
2010	10.28	0.33	0.60	0.93	(0.36)		(0.04)	(0.40)	10.81	9.22	877,709	0.66		0.66		0.86		3.12	299
High Yield Bond Fund
Class A
2014	$7.68	$0.43	$0.06 ‡‡	$0.49	$(0.43)		$(0.04)	$(0.47)	$7.70	6.49%	$1,707,482	0.89%		0.89%		1.12%		5.47%	73%
2013	7.59	0.48	0.07	0.55	(0.46)		—	(0.46)	7.68	7.39	1,989,355	0.89		0.89		1.12		6.13	74
2012	6.92	0.53	0.68	1.21	(0.51)		(0.03)	(0.54)	7.59	18.04	1,752,357	0.89		0.89		1.12		7.23	65
2011	7.27	0.55	(0.32)	0.23	(0.54)		(0.04)	(0.58)	6.92	2.96	1,316,158	0.89		0.89		1.13		7.38	82
2010	6.52	0.64	0.74	1.38	(0.61)		(0.02)	(0.63)	7.27	21.98	1,503,070	0.89		0.89		1.13		9.22	113
Class I
2014	$7.49	$0.40	$0.03	$0.43	$(0.40)		$(0.04)	$(0.44)	$7.48	5.81%	$3,794	1.11%		1.11%		1.37%		5.24%	73%
2013	7.40	0.45	0.07	0.52	(0.43)		—	(0.43)	7.49	7.19	38,849	1.11		1.11		1.38		6.07	74
2012	6.82	0.50	0.59	1.09	(0.48)		(0.03)	(0.51)	7.40	16.54	14,161	1.11		1.11		1.38		6.91	65
2011	7.28	0.53	(0.42)	0.11	(0.53)		(0.04)	(0.57)	6.82	1.19	915	1.11		1.11		1.37		7.06	82
2010	6.53	0.63	0.74	1.37	(0.60)		(0.02)	(0.62)	7.28	21.76	1,846	1.11		1.11		1.40		8.96	113
Real Return Fund
Class A
2014	$10.19	$0.05	$(0.08)	$(0.03)	$(0.04)		$(0.04)	$(0.08)	$10.08	(0.30)%	$284,944	0.45%		0.45%		0.84%		0.51%	34%
2013	10.67	0.05	(0.23)	(0.18)	(0.06)		(0.24)	(0.30)	10.19	(1.72)	308,821	0.45		0.45		0.84		0.48	72
2012	10.60	0.05	0.23	0.28	(0.14)		(0.07)	(0.21)	10.67	2.66	283,646	0.45		0.45		0.85		0.48	137
2011	10.51	0.33	0.13	0.46	(0.27)		(0.10)	(0.37)	10.60	4.51	373,560	0.45		0.45		0.85		3.06	77
2010	10.19	0.12	0.40	0.52	(0.19)		(0.01)	(0.20)	10.51	5.20	240,925	0.45		0.45		0.86		1.18	94
Multi-Strategy Alternative Fund
Class A
2014	$9.79	$0.06	$0.28	$0.34	$(0.08)		$—	$(0.08)	$10.05	3.45%	$498,090	0.64	%(12)	0.64	%(12)	2.19	%(12)	0.64%	72%
2013	9.62	0.07	0.15	0.22	(0.05)		—	(0.05)	9.79	2.33	426,733	0.73	(16)	0.73	(16)	2.22	(16)	0.71	139
2012	9.57	0.07	0.17	0.24	(0.19)		—	(0.19)	9.62	2.50	334,914	0.65	(11)	0.65	(11)	2.15	(11)	0.68	44
2011	9.93	0.20	(0.41)	(0.21)	(0.15)		—	(0.15)	9.57	(2.16)	292,006	0.50		0.50		2.13		1.76	25
2010(6)	10.00	(0.02)	(0.05)	(0.07)	—		—	—	9.93	(0.70)	191,055	0.50		0.50		2.19		(0.42)	49
Multi-Asset Accumulation Fund
Class A
2014	$10.30	$(0.05)	$0.96	$0.91	$—	*	$(0.32)	$(0.32)	$10.89	9.11%	$1,865,846	1.17%		1.17%		1.38%		(0.47)%	55%
2013	10.51	(0.05)	0.17	0.12	(0.01)		(0.32)	(0.33)	10.30	1.12	1,414,563	1.17		1.17		1.37		(0.52)	104
2012(8)	10.00	(0.02)	0.57	0.55	(0.04)		—	(0.04)	10.51	5.51	959,727	1.17		1.17		1.39		(0.46)	38
Multi-Asset Income Fund
Class A
2014	$10.60	$0.51	$0.13 (5)	$0.64	$(0.47)		$(0.17)	$(0.64)	$10.60	6.19%	$539,504	0.83	%(13)	0.83	%(13)	1.27	%(13)	4.76%	124%
2013	10.35	0.67	0.17 (5)	0.84	(0.52)		(0.07)	(0.59)	10.60	8.24	230,356	0.98	(17)	0.98	(17)	1.40	(17)	6.22	89
2012(8)	10.00	0.23	0.30	0.53	(0.18)		—	(0.18)	10.35	5.37	84,499	0.89	(10)	0.89	(10)	1.36	(10)	4.88	25
Multi-Asset Inflation Managed Fund
Class A
2014	$9.42	$0.06	$(0.09)	$(0.03)	$—		$—	$—	$9.39	(0.32)%	$923,541	1.02	%(18)	1.02	%(18)	1.30	%(18)	0.65%	119%
2013	10.10	0.06	(0.69)	(0.63)	(0.04)		(0.01)	(0.05)	9.42	(6.27)	766,368	0.93	(14)	0.93	(14)	1.20	(14)	0.59	61
2012(8)	10.00	0.02	0.13	0.15	(0.05	)(3)	—	(0.05)	10.10	1.54	540,255	0.93	(15)	0.93	(15)	1.22	(15)	0.47	19

256	SEI Institutional Managed Trust / Annual Report / September 30, 2014

	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gains (Losses) on Securities(1)	Total from Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends, Distributions and Return of Capital	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class A
2014	$9.94	$(0.01)	$0.34	$0.33	$—		$(0.02)	$(0.02)	$10.25	3.37%	$541,602	0.62%	0.62%	1.02%	(0.12)%	246%
2013	10.14	(0.02)	(0.10)	(0.12)	(0.01)		(0.07)	(0.08)	9.94	(1.23)	486,926	0.62	0.62	1.02	(0.22)	410
2012(8)	10.00	(0.01)	0.15	0.14	—	*	—	— *	10.14	1.40	347,861	0.62	0.62	1.02	(0.29)	180

†	Returns and turnover rates are for the period indicated and have not been annualized.
*	Amount represents less than $0.01.
‡	Effective August 7, 2014, Class Y shares were redesignated as Class T shares. This share class change had no impact on the Funds’ operations or investment policy.
‡‡	Includes redemption fees of $0.03 per share.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.
(2)	Includes return of capital of less than $0.01.
(3)	Includes return of capital of $0.04.
(4)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.67%, 0.67% and 0.85% for Class A and 0.89%, 0.89% and 1.10% for Class I, respectively.
(5)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(6)	Commenced operations on March 31, 2010. All ratios for the period have been annualized.
(7)	Includes return of capital of $0.10.
(8)	Commenced operations on April 9, 2012. All ratios for the period have been annualized.
(9)	Commenced operations on October 1, 2009. All ratios for the period have been annualized.
(10)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.76%, 0.76% and 1.23%.
(11)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 0.63%, 0.63% and 2.13%.
(12)	The expense ratio includes dividend expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.58%, 0.58% and 2.13%.
(13)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80% and 1.24%.
(14)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90% and 1.17%.
(15)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.90%, 0.90% and 1.19%.
(16)	The expense ratio includes dividend expense and other expenses outside of the cap. Had this expense been excluded the ratios would have been 0.60%, 0.60% and 2.09%.
(17)	The expense ratio includes interest expense. Had this expense been excluded the ratios would have been 0.80%, 0.80% and 1.22%
(18)	The expense ratio includes dividend and interest expense and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%, 0.90% and 1.18%.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	257

Notes to Financial Statements/Consolidated Notes to Financial Statements

September 30, 2014

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 25 funds: Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Real Return, Prime Obligation, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Real Estate, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds.

The Accumulation Commodity Strategy Subsidiary, Ltd. and Inflation Commodity Strategy Subsidiary, Ltd. are both wholly-owned subsidiaries of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class A shares of the Funds; Class E shares of the S&P 500 Fund; Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond and Real Return Funds; Class Y shares of the Large Cap, Large Cap Value, Large Cap Growth, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Real Return, Multi-Strategy Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds and Class T shares of the Tax-Managed Large Cap Fund. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and its principal strategies and risks.

Effective August 7, 2014, the Tax-Managed Large Cap Fund, Class Y shares were redesignated as Tax-Managed Large Cap Fund, Class T shares. This share class name change had no impact on the Fund’s operations or investment policy.

As of September 30, 2014, the Prime Obligation Fund and the Class Y shares, have not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, continuously monitors the reliability of prices obtained from any pricing service and will notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Trust’s Fair Value Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are determined to be unreliable or cannot be valued using methodologies described above are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through the Committee designated by the Trust’s Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates. The Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Some of the more common reasons that may necessitate that a security be valued using Fair

258	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2014, maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2014, there have been no significant changes to the Trust’s fair valuation methodologies.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of September 30, 2014. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Multi-Asset Income Fund

Assets	Fair Value (in Thousands) at September 30, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Collateralized Debt Obligations	$1,632	Option Adjusted Spread off 8/29/2014 multiple broker price	Indicative Quote	366-835

	592	Previous Day IDC BAML Vendor Price	Indicative Quote	182

	872	Option Adjusted Spread off 8/29/2014 single broker price	Indicative Quote	626

	750	Daily broker price	Broker Quote	380

Total Collateralized Debt Obligations	3,846

Corporate Obligations	2,803	Previous Day IDC BAML Vendor Price	Indicative Quote	302

	732	Option Adjusted Spread off 8/29/2014 single broker price	Indicative Quote	414-502

Total Corporate Obligations	3,535

Convertible Bond	139	Quarterly model price	Indicative Quote	N/A

Asset-Backed Securities	6,303	Option Adjusted Spread off 8/29/2014 single broker price	Indicative Quote	201

	267	Spread off 9/16/2014 SNP Vendor Price	Indicative Quote	771

	3,211	Previous Day IDC BAML Vendor Price	Indicative Quote	299

	1,729	Previous Day Broker Price	Indicative Quote	251-360

Total Asset-Backed Securities	11,510

Loan Participations	2,930	Previous Day Broker Price	Indicative Quote	N/A

	2,040	Quarterly model price	Indicative Quote	N/A

	5,384	Daily broker price	Broker Quote	N/A

Total Loan Participations	10,354

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	259

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse repurchase agreements outstanding as of September 30, 2014 were as follows:

MULTI-ASSET INCOME FUND

Principal Amount ($ Thousands)	Counterparty	Value ($ Thousands)
$(1,515)	Barclays Capital, 0.70%	$(1,515)
(967)	Barclays Capital, 0.90%	(967)
(931)	Barclays Capital, 0.70%	(931)
(606)	Credit Suisse First Boston, 0.20%	(606)

		$(4,019)

MULTI-ASSET INFLATION MANAGED FUND

Principal Amount ($ Thousands)	Counterparty	Value ($ Thousands)
$(41,850)	JP Morgan, 0.14%	$(41,850)
(17,855)	JP Morgan, 0.12%	(17,855)
(16,467)	JP Morgan, 0.15%	(16,467)
(15,075)	Bank of America, 0.08%	(15,075)
(12,147)	Barclays Capital, 0.11%	(12,147)
(6,948)	Bank of America, 0.10%	(6,948)
(5,062)	Bank of America, 0.12%	(5,062)
(3,457)	Barclays Capital, 0.18%	(3,457)
(3,073)	Bank of America, 0.13%	(3,073)
(3,063)	Barclays Capital, 0.12%	(3,063)

		$(124,997)

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. The Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation and the Multi-Asset Inflation Managed Funds invests in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

260	SEI Institutional Managed Trust / Annual Report / September 30, 2014

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2014, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2014, if applicable.

Options/Swaptions Writing/Purchasing — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2014, if applicable.

Securities Sold Short — To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during

SEI Institutional Managed Trust / Annual Report / September 30, 2014	261

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise “cover” the Fund’s short position as required by the 1940 Act. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2014, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments, Summary Schedule of Investments or Consolidated Schedule of Investments. for details regarding open swap agreements as of September 30, 2014, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When

262	SEI Institutional Managed Trust / Annual Report / September 30, 2014

purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — At September 30, 2014, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at September 30, 2014, were as follows:

	Number of Shares/ Face Amount ($ Thousands)	Acquisition Date	Right to Acquire Date	Cost ($ Thousands)	Market Value ($ Thousands)	% of Net Assets

Small Cap Growth Fund
Value Creation	145,600	08/10/06	08/10/06	$1,491	$68	0.02%

Enhanced Income
JHT Holding, 2nd Lien Term Loan	53,319	12/16/2008	12/16/2008	$53	$18	0.01%

High Yield Bond Fund
Aventine (Escrow Security)	$2,750	04/21/10	04/21/10	$—	$1	0.00%
Momentive Performance Materials PIK	2,472,955	12/07/40	12/07/10	2,382	62	0.00
VSS AHC, Cl A	27,106	10/08/09	10/08/09	485	403	0.03

				$2,867	$466	0.03%

CI — Class

PIK — Payment-In-Kind

SEI Institutional Managed Trust / Annual Report / September 30, 2014	263

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Real Return, Multi-Strategy Alternative, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds; are declared and paid annually for the Global Managed Volatility Fund; are declared daily and paid monthly for the Core Fixed Income, U.S. Fixed Income, High Yield Bond, the Multi-Asset Income and Multi-Asset Capital Stability Funds. Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Investment in Subsidiary — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Board”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

Redemption Fees — The Funds charge a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specified dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($Thousands)	Redemption Fee
Large Cap Fund	$50,000	0.50%
Large Cap Value Fund	50,000	0.50
Large Cap Growth Fund	50,000	0.50
Tax-Managed Large Cap Fund	50,000	0.50
S&P 500 Index Fund	50,000	0.15
Small Cap Fund	25,000	1.00
Small Cap Value Fund	25,000	1.00
Small Cap Growth Fund	25,000	1.00
Tax-Managed Small/Mid Cap Fund	25,000	1.00
Mid-Cap Fund	10,000	0.75
U.S. Managed Volatility Fund	25,000	0.50
Global Managed Volatility Fund	25,000	0.75
Tax-Managed Managed Volatility Fund	25,000	0.50
Real Estate Fund	10,000	1.00
Enhanced Income Fund	10,000	0.75
Core Fixed Income Fund	50,000	0.60
U.S. Fixed Income Fund	50,000	0.60
High Yield Bond Fund	25,000	1.00
Real Return Fund	10,000	0.25
Multi-Strategy Alternative Fund	25,000	0.25
Multi-Asset Accumulation Fund	25,000	0.75
Multi-Asset Income Fund	25,000	0.50
Multi-Asset Inflation Managed Fund	25,000	0.75
Multi-Asset Capital Stability Fund	10,000	0.25

For the year ended September 30, 2014, the High Yield Bond Fund charged redemption fees in the amount of $671 ($ Thousands). Such fees are retained by the Funds for the benefit of the remaining shareholders.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a

264	SEI Institutional Managed Trust / Annual Report / September 30, 2014

credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

As of September 30, 2014, the High Yield Bond Fund and Multi-Asset Inflation Managed Fund are the buyers (“receiving protection”) on a total notional amount of $17.9 million and $11.5 million, respectively. As of September 30, 2014, the Core Fixed Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund are the sellers (“providing protection”) on a total notional amount of $9.0 million, $2.3 million and $11.4 million respectively. The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur. Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

CORE FIXED INCOME FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$2,964	—	—	$353,337	$356,301
Maximum potential amount of future payments	$3,080,000	—	—	—	$3,080,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held that the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

MULTI-ASSET INFLATION MANAGED FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	$66,692	—	—	—	$66,692
Maximum potential amount of future payments	$2,324,787	—	—	—	$2,324,787
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held that the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

MULTI-ASSET CAPITAL STABILITY FUND WRITTEN CREDIT DERIVATIVE CONTRACTS	SINGLE NAME CDS		CDS ON AN INDEX
REFERENCE ASSET	CORP US$	SOVEREIGN US$	ABS US$	CORP US$	Total
Fair value of written credit derivatives	—	—	$(4,060)	$97,195	$93,135
Maximum potential amount of future payments	—	—	$5,340,000	$6,060,000	$11,400,000
Recourse provisions with third parties to recover any amounts paid under the credit derivative (including any purchased credit protection)[1]	—	—	—	—	—
Collateral held that the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

1	Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	265

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-400	—	—	$5,900,400	$3,080,000	—	$8,980,400
> than 400	—	—	—	—	—	—
Total	—	—	$5,900,400	$3,080,000	—	$8,980,400

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-200	—	—	$2,324,787	—	—	$2,324,787
> than 200	—	—	—	—	—	—
Total	—	—	$2,324,787	—	—	$2,324,787

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-200	—	—	$6,060,000	—	—	$6,060,000
201-400	—	—	—	—	—	—
> than 400	—	—	—	—	$5,340,000	5,340,000
Total	—	—	$6,060,000	—	$5,340,000	$11,400,000

*	The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Summary Schedule of Investments, Schedule of Investments or Consolidated Schedule of Investments and the Statement of Operations or Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2014 was as follows:

	Asset Derivatives			Liability Derivatives
	For the year ended September 30, 2014 ($Thousands)			For the year ended September 30, 2014 ($Thousands)
	Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Global Managed Volatility Fund
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$115	*	Net Assets — Unrealized depreciation on futures contracts	$653	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	8,224		Unrealized loss on forward foreign currency contracts	40

Total Derivatives not accounted for as hedging instruments		$8,339			$693

Core Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$653	*	Net Assets — Unrealized depreciation on futures contracts	$530	*
	Net Assets — Unrealized appreciation on swap contracts	498	†	Net Assets — Unrealized depreciation on swap contracts	518	†
	Options purchased, at value	—		Options written, at value	277
	Swaptions purchased, at value	699		Swaptions written, at value	160
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,851		Unrealized loss on forward foreign currency contracts	355
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	26	†	Net Assets — Unrealized depreciation on swap contracts	43	†

Total Derivatives not accounted for as hedging instruments		$3,727			$1,883

266	SEI Institutional Managed Trust / Annual Report / September 30, 2014

	Asset Derivatives			Liability Derivatives
	For the year ended September 30, 2014 ($Thousands)			For the year ended September 30, 2014 ($Thousands)
	Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value

U.S. Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$395	*	Net Assets — Unrealized depreciation on futures contracts	$59	*
	Net Assets — Unrealized appreciation on swap contracts	75	†	Net Assets — Unrealized depreciation on swap contracts	72	†
	Options purchased, at value	—		Options written, at value	26

Total Derivatives not accounted for as hedging instruments		$470			$157

High Yield Bond Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$19	*	Net Assets — Unrealized depreciation on futures contracts	$—
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	78	†	Net Assets — Unrealized depreciation on swap contracts	—

		$97			$—

Multi-Asset Accumulation Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$3,630	*	Net Assets — Unrealized depreciation on futures contracts	$5,413	*
	Net Assets — Unrealized appreciation on swap contracts	650	†	Net Assets — Unrealized depreciation on swap contracts	3,677	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	1,666	*	Net Assets — Unrealized depreciation on futures contracts	13,720	*
	Net Assets — Unrealized appreciation on swap contracts	19	†	Net Assets — Unrealized depreciation on swap contracts	2,874	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	10,765		Unrealized loss on forward foreign currency contracts	11,040
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	1,913	*	Net Assets — Unrealized depreciation on futures contracts	12,934	*
	Net Assets — Unrealized appreciation on swap contracts	379	†	Net Assets — Unrealized depreciation on swap contracts	9,080	†

Total Derivatives not accounted for as hedging instruments		$19,022			$58,738

Multi-Asset Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$359	†	Net Assets — Unrealized depreciation on swap contracts	$1,115	†
Equity contracts	Net Assets — Unrealized appreciation on swap contracts	112	†	Net Assets — Unrealized depreciation on swap contracts	2,294	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	606		Unrealized loss on forward foreign currency contracts	—

Total Derivatives not accounted for as hedging instruments		$1,077			$3,409

Multi-Asset Inflation Managed Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$278	†	Net Assets — Unrealized depreciation on swap contracts	$409	†
	Net Assets — Unrealized appreciation on futures contracts	194	*	Net Assets — Unrealized depreciation on futures contracts	—
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	461	*	Net Assets — Unrealized depreciation on futures contracts	—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	915		Unrealized loss on forward foreign currency contracts	197
Commodity contracts	Net Assets — Unrealized appreciation on futures contracts	2,687	*	Net Assets — Unrealized depreciation on futures contracts	14,336	*
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	71	†	Net Assets — Unrealized depreciation on swap contracts	122	†

Total Derivatives not accounted for as hedging instruments		$4,606			$15,064

SEI Institutional Managed Trust / Annual Report / September 30, 2014	267

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

	Asset Derivatives			Liability Derivatives
	For the year ended September 30, 2014 ($Thousands)			For the year ended September 30, 2014 ($Thousands)
	Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/Consolidated Statements of Assets and Liabilities Location	Fair Value
Multi-Asset Capital Stability Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$670	*	Net Assets — Unrealized depreciation on futures contracts	$851	*
	Net Assets — Unrealized appreciation on swap contracts	195	†	Net Assets — Unrealized depreciation on swap contracts	205	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	210	*	Net Assets — Unrealized depreciation on futures contracts	1,312	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	632		Unrealized loss on forward foreign currency contracts	404
Credit contracts	Net Assets — Unrealized appreciation on swap contracts	8	†	Net Assets — Unrealized depreciation on swap contracts	66	†

Total Derivatives not accounted for as hedging instruments		$1,715			$2,838

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments/Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
†	Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments/Consolidated Schedule of Investments. Market Value is reported within the Statements of Assets & Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2014

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total
Global Managed Volatility Fund
Equity contracts	$—	$—	$7,953	$—	$—	$7,953
Foreign exchange contracts	—	—	—	42,984	—	42,984
Total	$—	$—	$7,953	$42,984	$—	$50,937
Core Fixed Income Fund
Interest rate contracts	$26	$143	$(1,126)	$—	$(169)	$(1,126)
Foreign exchange contracts	—	—	—	380	—	380
Credit contracts	—	—	—	—	146	146
Total	$26	$143	$(1,126)	$380	$(23)	$(600)
U.S. Fixed Income Fund
Interest rate contracts	$—	$96	$(3,216)	$—	$(18)	$(3,138)
Foreign exchange contracts	—	—	—	—	—	—
Credit contracts	—	—	—	—	—	—
Total	$—	$96	$(3,216)	$—	$(18)	$(3,138)
High Yield Bond Fund
Interest rate contracts	$—	$—	$(41)	$—	$—	$(41)
Credit contracts	—	—	—	—	(1,092)	(1,092)
Total	$—	$—	$(41)	$—	$(1,092)	$(1,133)
Multi-Asset Accumulation Fund
Interest rate contracts	$—	$—	$68,371	$—	$21,264	$89,635
Equity contracts	—	—	80,860	—	1,547	82,407
Foreign exchange contracts	—	—	—	(12,211)	—	(12,211)
Commodity contracts	—	—	8,318	—	(6,356)	1,962
Total	$—	$—	$157,549	$(12,211)	$16,455	$161,793
Multi-Asset Income Fund
Equity contracts	$—	$(174)	$—	$—	$—	$(174)
Foreign exchange contracts	—	—	—	869	—	869
Interest contracts	—	(1,155)	—	—	1,452	297
Total	$—	$(1,329)	$—	$869	$1,452	$992
Multi-Asset Inflation Managed Fund
Interest rate contracts	$—	$—	$(2,835)	$—	$270	$(2,565)
Equity contracts	—	(957)	(1,629)	—	(11,673)	(14,259)
Foreign exchange contracts	—	—	—	(1,701)	—	(1,701)
Commodity contracts	—	(313)	(914)	—	—	(1,227)
Credit contracts	—	—	—	—	(196)	(196)
Total	$—	$(1,270)	$(5,378)	$(1,701)	$(11,599)	$(19,948)
Multi-Asset Capital Stability Fund
Interest rate contracts	$(549)	$(558)	$3,877	$—	$883	$3,653
Equity contracts	—	(34)	8,396	—	—	8,362
Foreign exchange contracts	—	—	—	1,292	—	1,292
Credit contracts	—	—	—	—	1,960	1,960
Total	$(549)	$(592)	$12,273	$1,292	$2,843	$15,267

268	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Swaptions	Options	Futures	Forward Currency Contracts	Swaps	Total

Global Managed Volatility Fund
Equity contracts	$—	$—	$(278)	$—	$—	$(278)
Foreign exchange contracts	—	—	—	11,437	—	11,437
Total	$—	$—	$(278)	$11,437	$—	$11,159

Core Fixed Income Fund
Interest rate contracts	$(926)	$(159)	$549	$—	$(693)	$(1,229)
Foreign exchange contracts	—	—	—	1,948	—	1,948
Credit contracts	—	—	—	—	(65)	(65)
Total	$(926)	$(159)	$549	$1,948	$(758)	$654

U.S. Fixed Income Fund
Interest rate contracts	$—	$14	$1,054	$—	$(199)	$869
Total	$—	$14	$1,054	$—	$(199)	$869

High Yield Bond Fund
Interest rate contracts	$—	$—	$19	$—	$—	$19
Credit contracts	—	—	—	—	90	90
Total	$—	$—	$19	$—	$90	$109

Multi-Asset Accumulation Fund
Interest rate contracts	$—	$—	$(12,664)	$—	$(7,916)	$(20,580)
Equity contracts	—	—	(10,771)	—	(3,105)	(13,876)
Foreign exchange contracts	—	—	—	4,054	—	4,054
Commodity contracts	—	—	(10,776)	—	(5,255)	(16,031)
Total	$—	$—	$(34,211)	$4,054	$(16,276)	$(46,433)

Multi-Asset Income Fund
Interest rate contracts	$—	$—	$—	$—	$(519)	$(469)
Equity contracts	—	99	—	—	(2,294)	(2,195)
Foreign exchange contracts	—	—	—	606	—	606
Total	$—	$99	$—	$606	$(2,813)	$(2,058)

Multi-Asset Inflation Managed Fund
Interest rate contracts	$—	$—	$1,520	$—	$(472)	$1,048
Equity contracts	—	—	461	—	706	1,167
Foreign exchange contracts	—	—	—	3,776	—	3,776
Commodity contracts	—	—	(11,700)	—	—	(11,700)
Credit contracts	—	—	—	—	(150)	(150)
Total	$—	$—	$(9,719)	$3,776	$84	$(5,859)

Multi-Asset Capital Stability Fund
Interest rate contracts	$—	$453	$(574)	$—	$238	$117
Equity contracts	—	20	(1,106)	—	—	(1,086)
Foreign exchange contracts	—	—	—	41	—	41
Credit contracts	—	—	—	—	24	24
Total	$—	$473	$(1,680)	$41	$262	$(904)

SEI Institutional Managed Trust / Annual Report / September 30, 2014	269

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2014 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
	Market value	Variation Margin Asset			Market value	Variation Margin Liability
Fund	Purchased Options/ Swaptions	Futures	Swap Agreements	Total	Written Options/ Swaptions	Futures	Swap Agreements	Total
Large Cap Fund	$—	$—	$—	$—	$—	$306	$—	$306
Large Cap Value Fund	—	—	—	—	—	81	—	81
Large cap Growth Fund	—	—	—	—	—	60	—	60
Tax-Managed Large Cap Fund	—	—	—	—	—	323	—	323
S&P 500 Index Fund	—	—	—	—	—	48	—	48
Extended Market Index Fund	—	—	—	—	—	144	—	144
Small Cap Fund	—	—	—	—	—	103	—	103
Small Cap Value Fund	—	—	—	—	—	32	—	32
Tax-Managed Small/Mid Cap Fund	—	—	—	—	—	250	—	250
Mid-Cap Fund	—	—	—	—	—	9	—	9
U.S. Managed Volatility Fund	—	—	—	—	—	30	—	30
Global Managed Volatility Fund	—	166	—	166	—	208	—	208
Tax-Managed Managed Volatility Fund	—	—	—	—	—	61	—	61
Enhanced Income Fund	—	6	—	6	—	1	—	1
Core Fixed Income Fund	699	240	50	989	437	290	—	727
U.S. Fixed Income Fund	—	165	5	170	26	35	—	61
High Yield Bond Fund	—	3	—	3	—	—	102	102
Multi-Asset Accumulation Fund	—	2,314	9	2,323	—	8,373	97	8,470
Multi-Asset Income Fund	—	—	—	—	—	—	187	187
Multi-Asset Inflation Managed Fund	—	669	32	701	—	3,430	39	3,469
Multi-Asset Capital Stability Fund	—	339	22	361	—	513	86	599
Total Exchange-Traded or Centrally Cleared	$699	$3,902	$118	$4,719	$463	$14,297	$339	$15,271

270	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Securities with an aggregate marked value of $147,826 ($ Thousands) have been pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2014.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2014 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures(1)
Global Managed Volatility Fund	$8,224	$—	$—	$8,224	$40	$—	$—	$—	40	$8,184	$—	$8,184
Core Fixed Income Fund	1,851	—	506	2,357	355	—	307	—	662	1,695	—	1,695
U.S. Fixed Income Fund	—	—	75	75	—	—	3	—	3	72	—	72
Multi-Asset Accumulation Fund	10,894	—	946	11,840	11,169	—	15,492	—	26,661	(14,821)	4,265	(10,556)
Multi-Asset Income Fund	606	—	112	718	—	—	2,294	4,019	6,313	(5,595)	4,019	(1,576)
Multi-Asset Inflation Managed Fund	915	—	222	1,137	197	—	—	124,997	125,194	(124,057)	124,675	618
Multi-Asset Capital Stability Fund	632	—	—	632	404	—	240	—	644	(12)	—	(12)
Total Over the Counter	$23,122	$—	$1,861	$24,983	$12,165	$—	$18,336	$129,016	$159,517

(1)	Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.
(2)	Excess collateral received is not shown for financial reporting purposes.

Securities with an aggregate market value of $0 have been pledged and $0 have been received as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2014.

Written Options transactions entered into during the year ended September 30, 2014 are summarized as follows:

Core Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	10,980,000	$93
Written	6,402,840	963
Expired	(6,990,592)	(285)
Closing Buys	(1,777)	(562)
Balance at end of period	10,390,471	$209

U.S.Fixed Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	1,490,000	$17
Written	935	312
Expired	(189)	(75)
Closing Buys	(596)	(198)
Balance at end of period	1,490,150	$56

Multi-Asset Income Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	384	$57
Written	15,126	365
Expired	(13,601)	(252)
Closing Buys	(1,909)	(170)
Balance at end of period	—	$—

SEI Institutional Managed Trust / Annual Report / September 30, 2014	271

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

Multi-Asset Capital Stability Fund
	Number of Contracts	Premium ($ Thousands)
Balance at beginning of period	41,572,606	$629
Written	99,656,105	1,099
Expired	(42,372,037)	(236)
Closing Buys	(98,856,674)	(1,492)
Balance at end of period	—	$—

Written Swaptions transactions entered into during the year ended September 30, 2014 are summarized as follows:

Core Fixed Income Fund
	Notional Amount ($ Thousands)	Premium ($ Thousands)
Balance at beginning of period	$—	$—
Written	13,905	360
Expired	—	—
Closing Buys	—	—
Balance at end of period	$13,905	$360

At September 30, 2014 the Funds had cash and/or securities at least equal to the value of written options/written swaptions.

5. BASIS FOR CONSOLIDATION FOR THE MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The consolidated Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Statement of Cash Flows, and the Financial Highlights of the Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT SEPTEMBER 30, 2014 ($ THOUSANDS)	% OF TOTAL NET ASSETS AT SEPTEMBER 30, 2014
Accumulation Commodity Strategy Subsidiary, Ltd	April 9, 2012	$288,556	15.5%
Inflation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	169,695	18.4%

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	ACCUMULATION COMMODITY STRATEGY SUBSIDIARY, LTD. ($ THOUSANDS)	INFLATION COMMODITY STRATEGY SUBSIDIARY, LTD. ($ THOUSANDS)
Investment Income:
Interest Income	$526	$8
Net Realized Gain (Loss) on:
Investments	(520)	(2,949)
Futures Contracts	6,912	(914)
Options	—	(540)
Swap Contracts	(6,356)	270
Foreign Currency Transactions	(2)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	438	2,937
Futures Contracts	(11,096)	(11,700)
Swap Contracts	(5,255)	1,778
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	6

Total gains and losses attributed to the Funds’ investments in Subsidiaries	$(15,353)	$(11,104)

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) serves as each Fund’s Distributor. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefrom. Such plans provide fees payable to the Distributor, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund. Under both the Shareholder Servicing Plan and Administrative Service Plan, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to third parties. During the year ended September 30, 2014, the Distributor voluntarily waived a portion of its fee for all of the Funds except the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds.

272	SEI Institutional Managed Trust / Annual Report / September 30, 2014

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

As of September 30, 2014, the following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each fund:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Large Cap Fund
Class A	0.3900%	0.35%	0.25%	—	0.89%
Large Cap Value Fund
Class A	0.3500%	0.35%	0.25%	—	0.89%
Class I	0.3500%	0.35%	0.25%	0.25%	1.11%
Large Cap Growth Fund
Class A	0.4000%	0.35%	0.25%	—	0.89%
Class I	0.4000%	0.35%	0.25%	0.25%	1.11%
Tax-Managed Large Cap Fund
Class A	0.4000%	0.35%	0.25%	—	0.89%
Class T‡	0.4000%	0.15%	0.15%	—	0.56%
S&P 500 Index Fund
Class A	0.0300%	0.22%	0.25%	—	0.43%
Class E	0.0300%	0.22%	—	—	0.25%
Class I	0.0300%	0.22%	0.25%	0.25%	0.65%
Small Cap Fund
Class A	0.6500%	0.35%	0.25%	—	1.14%
Small Cap Value Fund
Class A	0.6500%	0.35%	0.25%	—	1.14%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Small Cap Growth Fund
Class A	0.6500%	0.35%	0.25%	—	1.11%
Class I	0.6500%	0.35%	0.25%	0.25%	1.36%
Tax-Managed Small/Mid Cap Fund
Class A	0.6500%	0.35%	0.25%	—	1.11%
Mid-Cap Fund
Class A	0.4000%	0.35%	0.25%	—	1.02%
Class I	0.4000%	0.35%	0.25%	0.25%	1.26%
U.S. Managed Volatility Fund
Class A	0.6500%	0.35%	0.25%	—	1.00%
Class I	0.6500%	0.35%	0.25%	0.25%	1.25%
Global Managed Volatility Fund
Class A	0.6500%	0.35%	0.25%	—	1.11%
Class I	0.6500%	0.35%	0.25%	0.25%	1.36%
Tax-Managed Managed Volatility Fund
Class A	0.6500%	0.35%	0.25%	—	1.00%
Real Estate Fund
Class A	0.6500%	0.35%	0.25%	—	1.14%
Class I	0.6500%	0.35%	0.25%	0.25%	1.36%
Enhanced Income Fund
Class A	0.4000%	0.35%	0.25%	—	0.60%
Class I	0.4000%	0.35%	0.25%	0.25%	0.85%
Core Fixed Income Fund
Class A	0.2750%	0.28%	0.25%	—	0.67%
Class I	0.2750%	0.28%	0.25%	0.25%	0.89%

SEI Institutional Managed Trust / Annual Report / September 30, 2014	273

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
U.S. Fixed Income
Class A	0.2750%	0.28%	0.25%	—	0.66%
High Yield Bond Fund
Class A	0.4875%	0.35%	0.25%	—	0.89%
Class I	0.4875%	0.35%	0.25%	0.25%	1.11%
Real Return
Class A	0.2200%	0.35%	0.25%	—	0.45%
Multi-Strategy Alternative Fund
Class A	1.5000%	0.35%	0.25%	—	0.50%†
Multi-Asset Accumulation Fund
Class A	0.7500%	0.35%	0.25%	—	1.17%
Multi-Asset Income Fund
Class A	0.6000%	0.35%	0.25%	—	0.80%
Multi-Asset Inflation Managed Fund
Class A	0.5500%	0.35%	0.25%	—	0.90%
Multi-Asset Capital Stability Fund
Class A	0.4000%	0.35%	0.25%	—	0.62%

†	Prior to May 15, 2014, the voluntary expense limitation was 0.63%.
‡	Effective August 7, 2014 Class Y shares were redesignated as Class T shares. This share class change had no impact on the Funds’ operations or investment policy.

Effective October 1, 2014, the following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each fund:

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Large Cap Fund
Class A	0.3900%	0.30%	0.25%	—	0.89%
Large Cap Value Fund
Class A	0.3500%	0.30%	0.25%	—	0.89%
Class I	0.3500%	0.30%	0.25%	0.25%	1.11%
Large Cap Growth Fund
Class A	0.4000%	0.30%	0.25%	—	0.89%
Class I	0.4000%	0.30%	0.25%	0.25%	1.11%
Tax-Managed Large Cap Fund
Class A	0.4000%	0.30%	0.25%	—	0.89%
Class T‡	0.4000%	0.15%	0.15%	—	0.56%
S&P 500 Index Fund
Class A	0.0300%	0.22%	0.25%	—	0.43%
Class E	0.0300%	0.22%	—	—	0.25%
Class I	0.0300%	0.22%	0.25%	0.25%	0.65%
Small Cap Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Small Cap Value Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Small Cap Growth Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Tax-Managed Small/Mid Cap Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Mid-Cap Fund
Class A	0.4000%	0.30%	0.25%	—	1.02%
Class I	0.4000%	0.30%	0.25%	0.25%	1.26%
U.S. Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.00%
Class I	0.6500%	0.30%	0.25%	0.25%	1.25%

274	SEI Institutional Managed Trust / Annual Report / September 30, 2014

	Advisory Fee	Administration Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Global Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.11%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Tax-Managed Managed Volatility Fund
Class A	0.6500%	0.30%	0.25%	—	1.00%
Real Estate Fund
Class A	0.6500%	0.30%	0.25%	—	1.14%
Class I	0.6500%	0.30%	0.25%	0.25%	1.36%
Enhanced Income Fund
Class A	0.4000%	0.30%	0.25%	—	0.60%
Class I	0.4000%	0.30%	0.25%	0.25%	0.85%
Core Fixed Income Fund
Class A	0.2750%	0.28%	0.25%	—	0.67%
Class I	0.2750%	0.28%	0.25%	0.25%	0.89%
U.S. Fixed Income
Class A	0.2750%	0.28%	0.25%	—	0.66%
High Yield Bond Fund
Class A	0.4875%	0.30%	0.25%	—	0.89%
Class I	0.4875%	0.30%	0.25%	0.25%	1.11%
Real Return
Class A	0.2200%	0.30%	0.25%	—	0.45%
Multi-Strategy Alternative Fund
Class A	1.5000%	0.30%	0.25%	—	0.50%†
Multi-Asset Accumulation Fund
Class A	0.7500%	0.30%	0.25%	—	1.17%
Multi-Asset Income Fund
Class A	0.6000%	0.30%	0.25%	—	0.80%
Multi-Asset Inflation Managed Fund
Class A	0.5500%	0.30%	0.25%	—	0.90%
Multi-Asset Capital Stability Fund
Class A	0.4000%	0.30%	0.25%	—	0.62%

†	Prior to May 15, 2014, the voluntary expense limitation was 0.63%.
‡	Effective August 7, 2014 Class Y shares were redesignated as Class T shares. This share class change had no impact on the Funds’ operations or investment policy.

As of September 30, 2014, SIMC has entered into investment sub-advisory agreements with the following parties:

Investment Sub-Adviser
Large Cap Fund
AQR Capital Management, LLC
AJO, L.P.
Brown Advisory LLC
Jackson Square Partners, LLC
LSV Asset Management
Waddell + Reed Investment Management Company
Large Cap Value Fund
AJO, L.P.
Brandywine Global Investment Management LLC
Lazard Asset Management LLC
LSV Asset Management
Large Cap Growth Fund
Brown Advisory LLC
INTECH Investment Management, LLC
Jackson Square Partners, LLC
Tax-Managed Large Cap Fund
AQR Capital Management, LLC
AJO, L.P.
Brown Advisory LLC
Jackson Square Partners, LLC

Investment Sub-Adviser
LSV Asset Management
Parametric Portfolio Associates LLC
Waddell + Reed Investment Management Company
S&P 500 Index Fund
SSgA Funds Management, Inc.
Small Cap Fund
AllianceBernstein, L.P.
AQR Capital Management, LLC
Fiduciary Management Associates, LLC
Integrity Asset Management, LLC
J.P. Morgan Investment Management Inc.
Montibus Capital Management, LLC (formerly, Timberline Asset Management, LLC)
Robeco Investment Management, Inc.
William Blair + Company LLC
Small Cap Value Fund
Artisan Partners, Limited Partnership
Fiduciary Management Associates, LLC
Lee Munder Capital Group LLC
LSV Asset Management
Martingale Asset Management, L.P.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	275

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

Investment Sub-Adviser
Robeco Investment Management, Inc.
Security Capital Research + Management
William Blair + Company, LLC
Small Cap Growth Fund
AllianceBernstein, L.P.
AQR Capital Management, LLC
Janus Capital Management, LLC
J.P. Morgan Investment Management Inc.
Montibus Capital Management, LLC (formerly, Timberline Asset Management, LLC)
Tax-Managed Small/Mid Cap Fund
AllianceBernstein, L.P.
J.P. Morgan Investment Management Inc.
Lee Munder Capital Group, LLC
Parametric Portfolio Associates LLC
Wellington Management Company, LLP
William Blair + Company, LLC
Mid-Cap Fund
J.P. Morgan Investment Management Inc.
Lee Munder Capital Group, LLC
Quantitative Management Associates LLC
U.S. Managed Volatility Fund
AJO, L.P.
Analytic Investors, LLC
LSV Asset Management
Global Managed Volatility Fund
Acadian Asset Management LLC
Analytic Investors, LLC
Tax-Managed Managed Volatility Fund
Analytic Investors LLC
AJO, L.P.
LSV Asset Management
Real Estate Fund
Center Square Investment Management (formerly, Urdang Capital Management Inc.)
Security Capital Research and Management, Inc.
Enhanced Income Fund
Ares Management LLC
Wellington Management Company, LLP
Core Fixed Income Fund
Jennison Associates LLC
Metropolitan West Asset Management LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited
U.S. Fixed Income Fund
Jennison Associates LLC
J.P. Morgan Investment Management, Inc.
Metropolitan West Asset Management LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited
High Yield Bond Fund
Ares Management LLC
Benefit Street Partners, LLC
Brigade Capital Management, LLC

Investment Sub-Adviser
Delaware Investments Fund Advisers
J.P. Morgan Investment Management, Inc.
Multi-Strategy Alternative Fund
Multi-Asset Accumulation Fund
AQR Capital Management, LLC
PanAgora Asset Management Inc.
Multi-Asset Income Fund
Guggenheim Partners Investment Management, LLC
Multi-Asset Inflation Managed Fund
AllianceBernstein, L.P.
QS Investors, LLC
Multi-Asset Capital Stability Fund
AllianceBernstein, L.P.

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee paid by SIMC.

Other — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2014 were as follows ($ Thousands):

Large Cap Fund	$398
Large Cap Value Fund	209
Large Cap Growth Fund	35
S&P 500 Index Fund	16
Small Cap Fund	20
Small Cap Value Fund	17
Small Cap Growth Fund	5
Tax-Managed Small/Mid Cap Fund	32
Mid-Cap Fund	2
Real Estate Fund	8

$742

Payments to Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations.

LSV Asset Management (a partially owned subsidiary of SIMC) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. For

276	SEI Institutional Managed Trust / Annual Report / September 30, 2014

this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2014 were as follows ($ Thousands):

Large Cap Fund	$520
Large Cap Value Fund	494
Tax-Managed Large Cap Fund	561
Small Cap Value Fund	438
Tax-Managed Small/Mid Cap Fund	236
U.S. Managed Volatility Fund	1,064
Tax-Managed Managed Volatility Fund	770

$4,083

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accord-

ingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2014, can be found on the Statement of Operations and Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Prime Obligation Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, L.P.

The following is a summary of the transactions with affiliates for the year ended September 30, 2014 ($ Thousands):

SEI Liquidity Fund	Purchases at Cost	Proceeds from Sales	Value 9/30/2014	Dividend Income
Large Cap Fund	$462,596	$(482,798)	$61,200	$143
Large Cap Value Fund	403,416	(389,420)	60,838	126
Large Cap Growth Fund	375,450	(457,387)	47,417	80
Tax-Managed Large Cap Fund	730,038	(749,774)	106,036	324
S&P 500 Index Fund	549,541	(666,038)	54,886	106
Small Cap Fund	126,831	(137,962)	59,508	324
Small Cap Value Fund	118,175	(134,477)	49,790	253
Small Cap Growth Fund	121,916	(144,058)	55,195	426
Tax-Managed Small/Mid Cap Fund	218,910	(224,692)	42,852	460
Mid-Cap Fund	27,280	(30,809)	3,517	8
Real Estate Fund	93,648	(105,374)	8,256	13
Core Fixed Income Fund	854,165	(843,302)	99,758	145
U.S. Fixed Income Fund	470,205	(453,753)	28,700	56
High Yield Fund	—	—	6	—
Real Return Fund	46,331	(46,331)	—	—

SDIT Prime Obligation
Large Cap Fund	1,001,466	(947,614)	145,995	11
Large Cap Value Fund	402,356	(399,820)	49,137	5
Large Cap Growth Fund	241,934	(260,122)	21,336	4
Tax-Managed Large Cap Fund	668,323	(611,247)	166,898	11
S&P 500 Index Fund	336,968	(367,117)	13,301	3
Small Cap Fund	247,985	(246,225)	23,849	3
Small Cap Value Fund	131,122	(137,201)	14,510	2
Small Cap Growth Fund	111,725	(114,443)	10,069	1
Tax-Managed Small/Mid Cap Fund	202,810	(188,105)	37,382	3
Mid-Cap Fund	51,676	(53,452)	4,703	—
U.S. Managed Volatility Fund	206,592	(218,575)	23,784	4
Global Managed Volatility Fund	484,384	(446,934)	101,853	7
Tax-Managed Managed Volatility Fund	165,780	(160,796)	41,670	3
Real Estate Fund	89,645	(87,569)	8,735	1
Enhanced Income Fund	42,984	(41,335)	3,671	—
Core Fixed Income Fund	1,322,069	(1,272,032)	117,847	9
U.S. Fixed Income Fund	639,904	(639,234)	65,985	6
High Yield Fund	1,034,811	(1,180,199)	7,997	7
Real Return Fund	38,535	(38,365)	295	—
Multi-Strategy Alternative Fund	365,322	(315,170)	65,338	—
Multi-Asset Accumulation Fund	260,048	(150,000)	668,167	49

Affiliated Transactions — On December 19, 2013 and March 31, 2014, the S&P 500 Index Fund participated in a transaction with an affiliated fund. The Fund sold securities in the amount of $434,575 ($ Thousands) resulting in realized gains of $204,201 ($ Thousands).

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the

SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank

SEI Institutional Managed Trust / Annual Report / September 30, 2014	277

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

Loan Rate will be determined using a formula annually reviewed by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

During the year ended September 30, 2014, the Trust borrowed funds from the SEI Liquid Asset Trust Prime Obligation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Mid Cap Fund	10/10/13	10/15/13	$9,151	$—	0.24%
High Yield Bond Fund	07/24/14	07/28/14	15,000	—	0.26
High Yield Bond Fund	07/28/14	07/29/14	12,190	—	0.27
High Yield Bond Fund	07/29/14	07/30/14	44,433	—	0.27
High Yield Bond Fund	07/30/14	07/31/14	22,605	—	0.26
High Yield Bond Fund	07/31/14	08/01/14	33,880	—	0.26
High Yield Bond Fund	08/01/14	08/04/14	47,444	1	0.26
High Yield Bond Fund	08/04/14	08/05/14	48,525	—	0.26
High Yield Bond Fund	08/05/14	08/06/14	55,564	—	0.26

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
High Yield Bond Fund	08/06/14	08/07/14	$55,550	$—	0.26%
High Yield Bond Fund	08/07/14	08/08/14	52,898	—	0.26
High Yield Bond Fund	08/08/14	08/11/14	18,403	—	0.26
High Yield Bond Fund	08/11/14	08/12/14	31,778	—	0.26
High Yield Bond Fund	08/12/14	08/13/14	21,615	—	0.26
High Yield Bond Fund	08/13/14	08/14/14	20,495	—	0.26
High Yield Bond Fund	08/14/14	08/15/14	14,263	—	0.26
High Yield Bond Fund	08/15/14	08/18/14	9,159	—	0.26
High Yield Bond Fund	08/18/14	08/19/14	18,684	—	0.26
High Yield Bond Fund	09/26/14	09/29/14	9,274	—	0.22
High Yield Bond Fund	09/30/14	10/01/14	14,644	—	0.22
Large Cap Fund	04/10/14	04/11/14	7,200	—	0.22
Large Cap Value Fund	04/08/14	04/11/14	11,000	—	0.31

Amounts designated as “—” are $0 or have been rounded to $0.

At September 30, 2014, the Trust had outstanding borrowings of approximately $14,644,000 with an interest rate of 0.22% for the High Yield Bond Fund.

7. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund
	2014	2013	2014	2013	2014	2013	2014	2013	2014		2013
Class A:
Shares Issued	58,637	58,079	9,334	9,070	6,140	6,231	35,888	36,203	1,469		3,033
Shares Issued in Lieu of Cash Distributions	10,338	7,221	687	969	1,103	190	901	1,380	282		129
Shares Redeemed	(50,023)	(36,808)	(16,445)	(18,816)	(8,725)	(12,071)	(22,769)	(29,980)	(1,946)		(2,961)
Total Class A Transactions	18,952	28,492	(6,424)	(8,777)	(1,482)	(5,650)	14,020	7,603	(195)		201
Class E:
Shares Issued	—	—	—	—	—	—	—	—	7,068		8,463
Shares Issued in Lieu of Cash Distributions	—	—	—	—	—	—	—	—	1,941		1,201
Shares Redeemed	—	—	—	—	—	—	—	—	(21,099	)(1)	(23,580)
Total Class E Transactions	—	—	—	—	—	—	—	—	(12,090)		(13,916)
Class I:
Shares Issued	—	—	96	123	64	70	—	—	47		48
Shares Issued in Lieu of Cash Distributions	—	—	4	4	5	—	—	—	4		2
Shares Redeemed	—	—	(159)	(124)	(130)	(130)	—	—	(65)		(101)
Total Class I Transactions	—	—	(59)	3	(61)	(60)	—	—	(14)		(51)
Class T‡:
Shares Issued	—	—	—	—	—	—	—	29	—		—
Shares Issued in Lieu of Cash Distributions	—	—	—	—	—	—	—	1	—		—
Shares Redeemed	—	—	—	—	—	—	(3)	(80)	—		—
Total Class T‡ Transactions	—	—	—	—	—	—	(3)	(50)	—		—
Increase (Decrease) in Share Transactions	18,952	28,492	(6,483)	(8,774)	(1,543)	(5,710)	14,017	7,553	(12,299)		(13,766)

	Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund
	2014	2013	2014	2013	2014	2013	2014	2013	2014		2013
Class A:
Shares Issued	13,478	12,519	1,922	3,116	1,576	2,035	8,270	8,489	1,235		2,970
Shares Issued in Lieu of Cash Distributions	1,859	1,176	205	180	—	61	1,322	101	105		20
Shares Redeemed	(9,025)	(6,785)	(3,317)	(8,691)	(2,973)	(3,961)	(5,512)	(5,515)	(2,298)		(3,038)
Total Class A Transactions	6,312	6,910	(1,190)	(5,395)	(1,397)	(1,865)	4,080	3,075	(958)		(48)

278	SEI Institutional Managed Trust / Annual Report / September 30, 2014

	Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Class I:
Shares Issued	—	—	48	86	72	61	—	—	18	40
Shares Issued in Lieu of Cash Distributions	—	—	2	2	—	—	—	—	2	—
Shares Redeemed	—	—	(105)	(99)	(95)	(67)	—	—	(41)	(33)
Total Class I Transactions	—	—	(55)	(11)	(23)	(6)	—	—	(21)	7
Increase (Decrease) in Share Transactions	6,312	6,910	(1,245)	(5,406)	(1,420)	(1,871)	4,080	3,075	(979)	(41)

	U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Real Estate Fund		Enhanced Income Fund
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Class A:
Shares Issued	18,835	21,727	55,338	66,254	15,996	19,656	3,725	6,276	13,321	15,366
Shares Issued in Lieu of Cash Distributions	4,189	1,119	11,679	2,476	2,236	1,750	229	154	435	394
Shares Redeemed	(18,676)	(15,468)	(36,551)	(36,256)	(12,989)	(11,665)	(4,133)	(5,737)	(8,982)	(11,407)
Total Class A Transactions	4,348	7,378	30,466	32,474	5,243	9,741	(179)	693	4,774	4,353
Class I:
Shares Issued	17	50	33	67	—	—	13	29	14	64
Shares Issued in Lieu of Cash Distributions	7	1	9	1	—	—	1	—	1	1
Shares Redeemed	(28)	(25)	(38)	(13)	—	—	(14)	(33)	(14)	(26)
Total Class I Transactions	(4)	26	4	55	—	—	—	(4)	1	39
Increase (Decrease) in Share Transactions	4,344	7,404	30,470	32,529	5,243	9,741	(179)	689	4,775	4,392

	Core Fixed Income Fund		U.S. Fixed Income Fund		High Yield Bond Fund		Real Return Fund		Multi-Strategy Alternative Fund
	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013
Class A:
Shares Issued	42,012	36,858	34,182	39,382	90,268	150,061	9,092	12,838	15,994	18,147
Shares Issued in Lieu of Cash Distributions	4,123	4,525	1,840	3,843	13,360	11,987	197	702	309	185
Shares Redeemed	(38,228)	(58,028)	(30,480)	(25,391)	(141,167)	(133,750)	(11,345)	(9,815)	(10,327)	(9,567)
Total Class A Transactions	7,907	(16,645)	5,542	17,834	(37,539)	28,298	(2,056)	3,725	5,976	8,765
Class I:
Shares Issued	183	659	—	—	1,784	5,199	—	—	—	—
Shares Issued in Lieu of Cash Distributions	19	28	—	—	246	36	—	—	—	—
Shares Redeemed	(549)	(710)	—	—	(6,711)	(1,961)	—	—	—	—
Total Class I Transactions	(347)	(23)	—	—	(4,681)	3,274	—	—	—	—
Increase (Decrease) in Share Transactions	7,560	(16,668)	5,542	17,834	(42,220)	31,572	(2,056)	3,725	5,976	8,765

	Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
	2014	2013	2014	2013	2014	2013	2014	2013
Class A:
Shares Issued	61,372	65,577	37,401	20,859	36,793	41,546	19,632	26,979
Shares Issued in Lieu of Cash Distributions	4,168	2,832	1,620	638	—	270	97	253
Shares Redeemed	(31,636)	(22,396)	(9,850)	(7,937)	(19,793)	(13,977)	(15,893)	(12,565)
Total Class A Transactions	33,904	46,013	29,171	13,560	17,000	27,839	3,836	14,667
Increase in Share Transactions	33,904	46,013	29,171	13,560	17,000	27,839	3,836	14,667

(1)	Includes redemptions as a result of affiliated transactions (see Note 6).
‡	Effective August 7, 2014, the Class Y shares were redesignated as Class T shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are zero or have been rounded to zero.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	279

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments and futures, during the year ended September 30, 2014, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$1,373,004	$1,373,004
Sales	—	1,281,208	1,281,208
Large Cap Value Fund
Purchases	—	861,573	861,573
Sales	—	1,019,830	1,019,830
Large Cap Growth Fund
Purchases	—	908,180	908,180
Sales	—	966,039	966,039
Tax-Managed Large Cap Fund
Purchases	—	1,268,251	1,268,251
Sales	—	1,046,907	1,046,907
S&P 500 Index Fund
Purchases	—	279,340	279,340
Sales	—	938,141	938,141
Small Cap Fund
Purchases	—	363,582	363,582
Sales	—	312,346	312,346
Small Cap Value Fund
Purchases	—	200,886	200,886
Sales	—	228,830	228,830
Small Cap Growth Fund
Purchases	—	241,072	241,072
Sales	—	276,655	276,655
Tax-Managed Small/Mid Cap Fund
Purchases	—	344,823	344,823
Sales	—	315,160	315,160
Mid-Cap Fund
Purchases	—	63,586	63,586
Sales	—	85,943	85,943
U.S. Managed Volatility Fund
Purchases	—	678,210	678,210
Sales	—	654,824	654,824
Global Managed Volatility Fund
Purchases	—	1,289,166	1,289,166
Sales	—	1,002,592	1,002,592
Tax-Managed Managed Volatility
Purchases	—	425,943	425,943
Sales	—	383,414	383,414
Real Estate Fund
Purchases	—	118,674	118,674
Sales	—	123,970	123,970
Enhanced Income Fund
Purchases	71,467	70,374	141,841
Sales	63,909	56,197	120,106
Core Fixed Income Fund
Purchases	5,953,121	673,233	6,626,354
Sales	5,847,980	700,375	6,548,355
U.S Fixed Income Fund
Purchases	3,271,751	305,271	3,577,022
Sales	3,223,877	283,126	3,507,003
High Yield Bond Fund
Purchases	—	1,186,299	1,186,299
Sales	—	1,359,232	1,359,232
Real Return Fund
Purchases	99,692	—	99,692
Sales	121,347	—	121,347
Multi-Strategy Alternative Fund
Purchases	—	373,128	373,128
Sales	—	317,991	317,991

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Multi-Asset Accumulation Fund
Purchases	$464,878	$383,940	$848,818
Sales	376,637	333,305	709,942
Multi-Asset Income Fund
Purchases	2,429	309,599	312,028
Sales	1,903	204,086	205,989
Multi-Asset Inflation Managed Fund
Purchases	2,429	893,576	896,005
Sales	1,903	1,062,708	1,064,611
Multi-Asset Capital Stability Fund
Purchases	245,784	95,676	341,460
Sales	231,110	84,220	315,330

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as “qualifying income” for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income.” If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2014, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2013. Accordingly, the

280	SEI Institutional Managed Trust / Annual Report / September 30, 2014

disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2014.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, investments in partnerships, distribution reclassification, net operating losses, REIT income reclassification and foreign currency translations have been reclassified to/from the following accounts as of September 30, 2014:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(loss) ($ Thousands)
Large Cap Fund	$—	$(28)	$28
Large Cap Value Fund	(2)	(405)	407

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income/(Loss) ($ Thousands)	Accumulated Realized Gain/(loss) ($ Thousands)
Large Cap Growth Fund	$—	$17	$(17)
Tax-Managed Large Cap Fund	—	25	(25)
S&P 500 Index Fund	203,033	202	(203,235)
Small Cap Fund	—	1,493	(1,493)
Small Cap Value Fund	—	742	(742)
Small Cap Growth Fund	(1,833)	1,863	(30)
Tax-Managed Small/Mid Cap Fund	—	159	(159)
Mid-Cap Fund	—	44	(44)
U.S. Managed Volatility	—	141	(141)
Global Managed Volatility Fund	—	45,869	(45,869)
Tax-Managed Managed Volatility Fund	—	82	(82)
Real Estate Fund	—	13	(13)
Enhanced Income Fund	—	(70)	70
Core Fixed Income Fund	—	1,223	(1,223)
U.S. Fixed Income Fund	—	691	(691)
High Yield Bond Fund	—	(6,862)	6,862
Real Return Fund	—	(2)	2
Multi-Strategy Alternative Fund	—	(132)	132
Multi-Asset Accumulation Fund	2,701	15,626	(18,327)
Multi-Asset Income Fund	—	(667)	667
Multi-Asset Inflation Managed Fund	(14,380)	2,171	12,209
Multi-Asset Capital Stability Fund	—	299	(299)

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 (unless otherwise indicated) was as follows:

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Large Cap Fund	2014	$48,424	$112,776	$—	$161,200
	2013	34,159	60,066	—	94,225
Large Cap Value Fund	2014	17,900	—	—	17,900
	2013	20,018	—	—	20,018
Large Cap Growth Fund	2014	12,795	24,647	—	37,442
	2013	5,306	—	—	5,306
Tax-Managed Large Cap Fund	2014	18,676	—	—	18,676
	2013	22,249	—	—	22,249
S&P 500 Index Fund	2014	50,107	62,316	—	112,423
	2013	56,490	—	—	56,490
Small Cap Fund	2014	8,310	19,642	—	27,952
	2013	1,273	12,487	—	13,760
Small Cap Value Fund	2014	2,246	3,291	—	5,537
	2013	3,790	—	—	3,790
Small Cap Growth Fund	2014	10	—	—	10
	2013	1,207	—	—	1,207
Tax-Managed Small/Mid Cap Fund	2014	2,853	22,632	—	25,485
	2013	1,558	—	—	1,558
Mid-Cap Fund	2014	556	2,459	—	3,015
	2013	626	—	—	626
U.S. Managed Volatility Fund	2014	25,724	52,498	—	78,222
	2013	13,192	5,513	—	18,705
Global Managed Volatility Fund	2014	79,214	55,211	—	134,425
	2013	26,164	—	—	26,164
Tax- Managed Managed Volatility Fund	2014	13,556	21,058	—	34,614
	2013	11,340	11,647	—	22,987
Real Estate Fund	2014	3,907	—	—	3,907
	2013	2,455	—	—	2,455
Enhanced Income Fund	2014	3,808	—	—	3,808
	2013	3,334	—	—	3,334

SEI Institutional Managed Trust / Annual Report / September 30, 2014	281

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

		Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Total ($ Thousands)
Core Fixed Income Fund	2014	$52,653	$—	$—	$52,653
	2013	58,329	—	—	58,329
U.S. Fixed Income Fund	2014	21,901	—	—	21,901
	2013	43,328	3,324	—	46,652
High Yield Bond Fund	2014	124,482	—	—	124,482
	2013	112,692	—	—	112,692
Real Return Fund	2014	1,274	1,056	—	2,330
	2013	8,291	—	—	8,291
Multi-Strategy Alternative Fund	2014	3,459	—	—	3,459
	2013	1,930	—	—	1,930
Multi-Asset Accumulation Fund	2014	15,631	31,034	—	46,665
	2013	24,477	7,602	—	32,079
Multi-Asset Income Fund	2014	20,220	1,033	—	21,253
	2013	8,719	—	—	8,719
Multi-Asset Inflation Managed Fund	2014	—	—	—	—
	2013	2,918	93	—	3,011
Multi-Asset Capital Stability Fund	2014	69	1,110	—	1,179
	2013	1,266	1,703	—	2,969
As of September 30, 2014, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late-Year Loss Deferral ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$33,546	$152,458	$—	$—	$—	$582,149	$1,291	$769,444
Large Cap Value Fund	3,818	88,201	—	—	—	274,268	500	366,787
Large Cap Growth Fund	31,505	78,371	—	—	—	328,725	214	438,815
Tax-Managed Large Cap Fund	3,507	—	(192,917)	(33,478)	—	1,128,227	1,356	906,695
S&P 500 Index Fund	13,928	114,753	—	—	—	1,458,905	141	1,587,727
Small Cap Fund	7,390	31,965	—	—	—	58,225	456	98,036
Small Cap Value Fund	7,648	21,527	—	—	—	30,301	367	59,843
Small Cap Growth Fund	—	—	(79,469)	—	(1,589)	28,059	114	(52,885)
Tax-Managed Small/Mid Cap Fund	—	5,867	—	—	—	138,680	974	145,521
Mid-Cap Fund	3,840	3,860	—	—	—	12,704	—	20,404
U.S. Managed Volatility Fund	30,032	69,607	—	—	—	178,940	87	278,666
Global Managed Volatility Fund	101,709	75,794	—	—	—	113,595	(6,975)	284,123
Tax-Managed Managed Volatility Fund	5,831	43,574	—	—	—	171,579	251	221,235
Real Estate Fund	1,673	5,798	—	—	—	24,309	(4)	31,776
Enhanced Income Fund	1,108	—	(123,600)	(1,746)	—	(1,805)	(31)	(126,074)
Core Fixed Income Fund	1,942	—	(11,883)	—	—	39,235	(11,123)	18,171
U.S. Fixed Income Fund	2,027	—	—	(634)	—	27,099	(8,691)	19,801
High Yield Bond Fund	18,034	—	(35,901)	—	—	(21,495)	(10,026)	(49,388)
Real Return Fund	343	—	(953)	(1,021)	—	(4,413)	(216)	(6,260)
Multi-Strategy Alternative Fund	1,115	—	(4,016)	—	—	10,561	—	7,660
Multi-Asset Accumulation Fund	105,936	48,227	—	—	—	(53,689)	8,773	109,247
Multi-Asset Income Fund	5,511	1,430	—	—	—	(3,829)	(2,596)	516
Multi-Asset Inflation Managed Fund	—	—	(25,639)	—	—	(2,993)	(1,294)	(29,926)
Multi-Asset Capital Stability Fund	4,774	4,282	—	—	—	2,550	(625)	10,981

Post October losses represent losses realized on investment transactions from November 1, 2013 through September 30, 2014 that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2014 through September 30, 2014 and specified losses realized on investment transactions from November 1, 2013 through September 30, 2014, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

282	SEI Institutional Managed Trust / Annual Report / September 30, 2014

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:

	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Expires 2015 ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)
Tax-Managed Large Cap Fund	$—	$192,917	$—	$—	$—	$192,917
Small Cap Growth Fund	—	79,469	—	—	—	79,469
Real Estate Fund*	—	—	7,723	—	—	7,723
Enhanced Income Fund	26,775	61,656	31,834	3,335	—	123,600
High Yield Bond Fund	—	3,086	32,815	—	—	35,901
Multi-Strategy Alternative Fund	1,945	—	—	—	—	1,945

*	Balance as of December 31, 2013, the Fund’s tax year end.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Core Fixed Income Fund	$—	$11,883	$11,883
Real Return Fund	951	2	953
Multi-Strategy Alternative Fund	1,639	432	2,071
Multi-Asset Inflation Managed Fund	8,244	17,395	25,639

*	This table should be used in conjuction with the capital loss carryforwards table.

During the fiscal year ended September 30, 2014, the following Funds utilized capital loss carryforward to offset capital gains and/or had expired capital loss carryforwards:

	Utilized Capital Loss Carryforwards ($ Thousands)	Expired Capital Loss Carryforwards ($ Thousands)
Large Cap Value Fund	$107,382	$—
Tax-Managed Large Cap Fund	81,129	—
Small Cap Value Fund	2,868	—
Small Cap Growth Fund	51,633	—
Mid-Cap Fund	952	—
Enhanced Income Fund	175	—
Core Fixed Income Fund	15,667	—
High Yield Fund	54,205	—

For Federal income tax purposes, the cost of securities owned at September 30, 2014, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at September 30, 2014, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$2,063,818	$628,115	$(44,672)	$583,443
Large Cap Value Fund	1,320,499	332,988	(58,218)	274,770

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Growth Fund	$1,280,758	$353,580	$(24,643)	$328,937
Tax-Managed Large Cap Fund	2,071,773	1,167,265	(37,682)	1,129,583
S&P 500 Index Fund	1,063,112	1,472,857	(13,817)	1,459,040
Small Cap Fund	483,706	84,367	(25,685)	58,682
Small Cap Value Fund	398,127	60,815	(30,144)	30,671
Small Cap Growth Fund	365,110	54,646	(26,472)	28,174
Tax-Managed Small/Mid Cap Fund	476,740	145,494	(5,839)	139,655
Mid-Cap Fund	89,515	15,440	(2,736)	12,704
U.S. Managed Volatility Fund	825,854	194,281	(15,245)	179,036
Global Managed Volatility Fund	1,689,532	154,266	(48,182)	106,084
Tax-Managed Managed Volatility Fund	591,238	179,074	(7,235)	171,839
Real Estate Fund	209,747	30,728	(6,419)	24,309
Enhanced Income Fund	239,350	735	(2,570)	(1,835)
Core Fixed Income Fund	2,346,671	83,790	(45,805)	37,985
U.S. Fixed Income Fund	1,202,188	33,882	(7,196)	26,686
High Yield Bond Fund	1,705,879	42,536	(64,127)	(21,591)
Real Return Fund	288,915	218	(4,631)	(4,413)
Multi-Strategy Alternative Fund	527,067	12,575	(2,014)	10,561
Multi-Asset Accumulation Fund	1,776,179	25,293	(20,677)	4,616
Multi-Asset Income Fund	545,093	6,613	(8,182)	(1,569)
Multi-Asset Inflation Managed Fund	1,072,335	19,462	(16,928)	2,534
Multi-Asset Capital Stability Fund	537,270	4,742	(1,064)	3,678

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements

SEI Institutional Managed Trust / Annual Report / September 30, 2014	283

Notes to Financial Statements/Consolidated Notes to Financial Statements (Continued)

September 30, 2014

or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include the SEI Liquidity Fund L.P., and the Fund bears all of the gains and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2014 (in $ Thousands):

Fund	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Large Cap Fund	$58,715	$58,715	$—
Large Cap Value Fund	58,714	58,714	—
Large Cap Growth Fund	46,000	46,000	—
Tax-Managed Large Cap Fund	101,757	101,757	—
S&P 500 Index Fund	53,007	53,007	—
Small Cap Fund	56,717	56,717	—
Small Cap Value Fund	47,343	47,343	—
Small Cap Growth Fund	52,772	52,772	—
Tax-Managed Small/Mid Cap Fund	41,356	41,356	—
Mid-Cap Fund	3,393	3,393	—
Real Estate Fund	7,996	7,996	—
Core Fixed Income Fund	97,187	97,187	—
U.S. Fixed Income Fund	27,900	27,900	—
High Yield Bond Fund	6	6	—

(1)	Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Summary Schedule of Investments or Schedule of Investments for the total collateral received.

11. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

In the normal course of business, the Multi-Strategy Alternative Fund invests substantially in underlying funds that are comprised of fixed income and equity securities in specific industries and that may engage in short selling activities, writing option contracts, and equity swaps, and therefore, the Fund may be affected by events in these industries. The Fund’s Prospectus provides a description of risks associated with the different investments in the underlying affiliated investment companies.

In the normal course of business, the Multi-Asset Funds’ invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The Funds’ Prospectus provides a description of the risk associated with the different investments.

The market values of the Core Fixed Income, U.S. Fixed Income, High Yield Bond and Multi-Asset Funds’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

284	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government Securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. Please refer to the Funds current prospectus for a comprehensive discussion of the risks associated with investing in the Funds.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

12. IN-KIND TRANSACTIONS

During the year ended September 30, 2014, the S&P Index Fund participated in a transaction with an affiliated fund. The Fund sold securities at their current value on the date of the transaction.

Transaction Date	Shares Redeemed (Thousands)	Value ($ Thousands)	Cash ($ Thousands)	Gain ($ Thousands)
12/19/2013	5,658	$252,371	$24,437	$189,080
03/31/2014	3,131	151,190	6,577	15,121

13. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of November 26, 2014 except for the disclosure included in Note 6 relating to a change in Fund expenses effective October 1, 2014.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	285

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited the accompanying statements of assets and liabilities of SEI Institutional Managed Trust (the Trust), comprised of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund and the Multi-Asset Capital Stability Fund (twenty-two of the twenty-four funds comprising the Trust), including the schedules of investments and summary schedules of investments, as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended for the Multi-Asset Income Fund, and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-four funds comprising the Trust), including the consolidated schedules of investments, as of September 30, 2014, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the consolidated financial highlights for each of the years or periods in the three-year period then ended. These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodians and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Institutional Managed Trust as of September 30, 2014, the results of their operations, the changes in their net assets, their cash flows, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 26, 2014

286	SEI Institutional Managed Trust / Annual Report / September 30, 2014

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2014.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, The KP Funds, O’Connor EQUUS, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., Limited and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	287

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	Since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006)	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust since 2013.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A

288	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 38 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 30 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013	Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	289

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expense Paid During Period*
Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,043.50	0.89%	$4.56
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.61	0.89%	$4.51
Large Cap Value Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,039.50	0.89%	$4.55
Class I Shares	1,000.00	1,038.00	1.11	5.67
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.50	1.11	5.62
Large Cap Growth Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,035.90	0.89%	$4.55
Class I Shares	1,000.00	1,034.80	1.11	5.67
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.60	0.89%	$4.52
Class I Shares	1,000.00	1,019.50	1.11	5.63

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expense Paid During Period*
Tax-Managed Large Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,045.50	0.89%	$4.57
Class T Shares	1,000.00	1,047.40	0.56	2.89
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.60	0.89%	$4.52
Class T Shares	1,000.00	1,022.25	0.56	2.85
S&P 500 Index Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,062.00	0.43%	$2.23
Class E Shares	1,000.00	1,062.80	0.25	1.30
Class I Shares	1,000.00	1,060.80	0.65	3.37
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.90	0.43%	$2.19
Class E Shares	1,000.00	1,023.80	0.25	1.28
Class I Shares	1,000.00	1,021.80	0.65	3.30
Small Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$948.90	1.14%	$5.58
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.34	1.14%	$5.78

290	SEI Institutional Managed Trust / Annual Report / September 30, 2014

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expense Paid During Period*
Small Cap Value Fund
Actual Fund Return
Class A Shares	$1,000.00	$944.90	1.14%	$5.57
Class I Shares	1,000.00	944.00	1.36	6.63
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.34	1.14%	$5.78
Class I Shares	1,000.00	1,018.24	1.36	6.89
Small Cap Growth Fund
Actual Fund Return
Class A Shares	$1,000.00	$960.80	1.11%	$5.47
Class I Shares	1,000.00	959.60	1.36	6.69
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.49	1.11%	$5.63
Class I Shares	1,000.00	1,018.24	1.36	6.89
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$975.10	1.11%	$5.51
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.49	1.11%	$5.63
Mid-Cap Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,020.10	1.02%	$5.18
Class I Shares	1,000.00	1,018.90	1.26	6.40
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.94	1.02%	$5.18
Class I Shares	1,000.00	1,018.73	1.26	6.40
U.S. Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,046.30	1.00%	$5.14
Class I Shares	1,000.00	1,044.50	1.25	6.42
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.05	1.00%	$5.07
Class I Shares	1,000.00	1,018.79	1.25	6.34
Global Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,049.70	1.11%	$5.71
Class I Shares	1,000.00	1,049.50	1.36	6.98
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.49	1.11%	$5.63
Class I Shares	1,000.00	1,018.25	1.36	6.88
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,043.50	1.00%	$5.13
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.05	1.00%	$5.07
Real Estate Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,034.00	1.14%	$5.82
Class I Shares	1,000.00	1,032.70	1.36	6.94
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.35	1.14%	$5.78
Class I Shares	1,000.00	1,018.24	1.36	6.89
Enhanced Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,004.30	0.60%	$3.02
Class I Shares	1,000.00	1,002.30	0.85	4.27
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.05	0.60%	$3.05
Class I Shares	1,000.00	1,020.80	0.85	4.31

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Annualized Expense Ratios	Expense Paid During Period*
Core Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,026.30	0.67%	$3.41
Class I Shares	1,000.00	1,024.30	0.89	4.52
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.70	0.67%	$3.41
Class I Shares	1,000.00	1,020.61	0.89	4.51
U.S. Fixed Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,021.40	0.66%	$3.35
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.75	0.66%	$3.35
High Yield Bond Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,006.50	0.89%	$4.49
Class I Shares	1,000.00	1,000.80	1.11	5.57
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.59	0.89%	$4.52
Class I Shares	1,000.00	1,019.50	1.11	5.62
Real Return Fund
Actual Fund Return
Class A Shares	$1,000.00	$999.80	0.45%	$2.26
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.81	0.45%	$2.29
Multi-Strategy Alternative Fund
Actual Fund Return
Class A Shares	$1,000.00	$997.00	0.43%	$2.13
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,022.94	0.43%	$2.16
Multi-Asset Accumulation Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,039.10	1.17%	$5.99
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.20	1.17%	$5.93
Multi-Asset Income Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,009.10	0.82%	$4.13
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,020.96	0.82%	$4.15
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class A Shares	$1,000.00	$992.60	1.13%	$5.64
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,019.40	1.13%	$5.72
Multi-Asset Capital Stability Fund
Actual Fund Return
Class A Shares	$1,000.00	$1,023.00	0.62%	$3.15
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,021.95	0.62%	$3.15

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period shown).

SEI Institutional Managed Trust / Annual Report / September 30, 2014	291

Board of Trustee Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage all or a portion of a Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year that are dedicated to considering whether to approve new and terminate or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds generally as classified by Lipper (unless otherwise adjusted), an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) the Adviser’s and Sub-Advisers’ potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance compared with peer groups of mutual funds as classified by Lipper (unless otherwise adjusted) (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party) and the Funds’ benchmark indices.

292	SEI Institutional Managed Trust / Annual Report / September 30, 2014

At the December 10-11, 2013, March 25-26, 2014, June 24-25, 2014 and September 15-16, 2014 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement and approved the selection of SIMC and certain Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including but not necessarily limited to:

•	the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers dedicated to the Funds;

•

the Funds’ investment performance and how it compared to that of other comparable mutual funds (although for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party) and the applicable benchmarks;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and, in most cases, the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support renewal of the Investment Advisory Agreements.

Fund Performance. The Board considered Fund performance in determining whether to approve new and terminate or renew existing Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria, including the fact that for certain Funds, it was determined that no readily available peer group comparable to such Funds was maintained by an independent party. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied that appropriate steps were being taken, but agreed that they would continue to closely monitor the Fund performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. The

SEI Institutional Managed Trust / Annual Report / September 30, 2014	293

Board of Trustee Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

Trustees found that profitability was reasonable. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Funds.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, different factors may have been given varied weight by different Trustees, and the Trustees did not identify any particular information that was all-important or controlling.

294	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Notice to Shareholders (Unaudited)

For shareholders who do not have a September 30, 2014, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2014, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2014, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0%	70%	30%	100%	63%
Large Cap Value Fund	0%	0%	100%	100%	100%
Large Cap Growth Fund	0%	66%	34%	100%	40%
Tax-Managed Large Cap Fund	0%	0%	100%	100%	100%
S&P 500 Index Fund	0%	55%	45%	100%	98%
Small Cap Fund	0%	70%	30%	100%	30%
Small Cap Value Fund	0%	59%	41%	100%	60%
Small Cap Growth Fund	0%	0%	100%	100%	100%
Tax-Managed Small/Mid Cap Fund	0%	89%	11%	100%	100%
Mid-Cap Fund	0%	82%	18%	100%	28%
U.S. Managed Volatility Fund	0%	67%	33%	100%	65%
Global Managed Volatility Fund(7)	0%	40%	60%	100%	17%
Tax-Managed Managed Volatility Fund	0%	61%	39%	100%	100%
Real Estate Fund(6)	0%	0%	100%	100%	0%
Enhanced Income Fund	0%	0%	100%	100%	0%
Core Fixed Income Fund	0%	0%	100%	100%	0%
U.S. Fixed Income Fund	0%	0%	100%	100%	0%
High Yield Bond Fund	0%	0%	100%	100%	0%
Real Return Fund	0%	45%	55%	100%	0%
Multi-Strategy Alternative Fund	0%	0%	100%	100%	35%
Multi-Asset Accumulation Fund	0%	67%	33%	100%	11%
Multi-Asset Income Fund	0%	5%	95%	100%	0%
Multi-Asset Inflation Managed Fund	0%	0%	0%	0%	0%
Multi-Asset Capital Stability Fund	0%	94%	6%	100%	0%

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Large Cap Fund	63%	0%	0%	100%
Large Cap Value Fund	100%	0%	0%	0%
Large Cap Growth Fund	38%	0%	0%	100%
Tax-Managed Large Cap Fund	100%	1%	1%	0%
S&P 500 Index Fund	98%	0%	0%	100%
Small Cap Fund	28%	0%	1%	100%
Small Cap Value Fund	55%	0%	0%	0%
Small Cap Growth Fund	100%	0%	1%	0%
Tax-Managed Small/Mid Cap Fund	100%	0%	0%	100%
Mid-Cap Fund	28%	0%	0%	100%
U.S. Managed Volatility Fund	68%	0%	0%	100%
Global Managed Volatility Fund(7)	43%	0%	0%	100%
Tax-Managed Managed Volatility Fund	100%	0%	0%	100%
Real Estate Fund(6)	0%	0%	0%	0%
Enhanced Income Fund	0%	0%	37%	0%
Core Fixed Income Fund	0%	12%	100%	0%
U.S. Fixed Income Fund	0%	21%	99%	0%
High Yield Bond Fund	0%	0%	80%	0%
Real Return Fund	0%	0%	0%	100%
Multi-Strategy Alternative Fund	60%	0%	0%	0%
Multi-Asset Accumulation Fund	22%	0%	0%	100%
Multi-Asset Income Fund	0%	0%	57%	100%
Multi-Asset Inflation Managed Fund	0%	0%	0%	0%
Multi-Asset Capital Stability Fund	0%	0%	0%	0%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

SEI Institutional Managed Trust / Annual Report / September 30, 2014	295

Notice to Shareholders (Unaudited) (Concluded)

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Interest Related Dividends” expired after December 31, 2013.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors. The provision that allows RICs to pass through “Short-Term Capital Gain Dividends” expired after December 31, 2013.

(6)	Information reflects Fund activity based on Fund’s December 31, 2013 tax reporting year.

(7)	The Fund intends to pass through a foreign tax credit to shareholders for fiscal year ended 2014, the total amount of foreign source income is $31,401,394. The total amount of foreign tax credit is $3,051,164. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A) and (B) are based on the percentages of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund.

Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

296	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SEI INSTITUTIONAL MANAGED TRUST ANNUAL REPORT SEPTEMBER 30, 2014

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-087 (9/14)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2)

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2014 and 2013 as follows:

		Fiscal 2014			Fiscal 2013
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$693,000	$0	N/A	$691,000	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees (3)	$0	$0	$0	$0	$28,000	$0
(d)	All Other Fees (2)	$0	$240,350	$0	$0	$237,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(3)	Tax fees include amounts related to tax compliance and consulting services for various service affiliates of the Registrant.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $50,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2014	Fiscal 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2014 and 2013 were $240,350 and $237,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17

Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund and Tax-Managed Managed Volatility Fund are listed below. The Schedules of Investments/Consolidated Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Real Return Fund Multi-Strategy Alternative Fund, Multi-Asset Accumulation Fund, Multi-Asset Income Fund, Multi-Asset Inflation Managed Fund and Multi-Asset Capital Stability Fund is included as part of the report to shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.2%

Consumer Discretionary — 11.3%
Abercrombie & Fitch, Cl A (A)	38,600	$1,403
Amazon.com, Cl A*	17,550	5,659
Apollo Education Group, Cl A*	44,700	1,124
Autoliv (A)	17,400	1,600
Best Buy	27,400	920
Big Lots	19,300	831
CBS, Cl B	238,768	12,774
Charter Communications, Cl A*	53,181	8,050
Chipotle Mexican Grill, Cl A*	12,100	8,066
Comcast, Cl A	193,030	10,381
Delphi Automotive	121,980	7,482
Dillard’s, Cl A	44,400	4,839
DIRECTV*	120,200	10,400
Discovery Communications, Cl A*	201,908	7,632
Discovery Communications, Cl C*	451,729	16,840
Expedia	25,500	2,234
Foot Locker, Cl A	96,600	5,376
Ford Motor	841,670	12,448
Fossil Group*	51,531	4,839
GameStop, Cl A (A)	45,700	1,883
Gannett	57,600	1,709
Garmin (A)	11,700	608
Hanesbrands	3,900	419
Harley-Davidson, Cl A	158,124	9,203
Hilton Worldwide Holdings*	257,130	6,333
Home Depot	112,660	10,336
International Game Technology (A)	131,900	2,225
Johnson Controls	19,100	840
Kohl’s	43,200	2,636
L Brands	242,225	16,224
Lear	83,100	7,181
Liberty Media - Interactive, Cl A*	606,884	17,308
Macy’s	120,640	7,019
Magna International, Cl A	51,400	4,878
Nike, Cl B	120,025	10,706
priceline.com*	16,625	19,262
Sally Beauty Holdings*	220,000	6,021
Signet Jewelers	12,800	1,458
Starbucks	190,843	14,401
Target, Cl A	32,200	2,018
Time Warner	32,000	2,407
Time Warner Cable, Cl A	98,780	14,174
TRW Automotive Holdings*	35,000	3,544
Viacom, Cl B	19,900	1,531
Whirlpool	40,700	5,928

		293,150

Consumer Staples — 7.6%
Altria Group	22,500	1,034
Anheuser-Busch InBev ADR	136,332	15,112
Archer-Daniels-Midland	200,000	10,220
Bunge	5,330	449
Coca-Cola	53,600	2,287
Coca-Cola Enterprises	106,150	4,709
ConAgra Foods	129,000	4,262
Constellation Brands, Cl A*	8,300	723
Costco Wholesale	162,549	20,371
CVS Health	126,000	10,028

Description	Shares	Market Value ($ Thousands)
Dr Pepper Snapple Group	16,700	$1,074
Energizer Holdings	22,200	2,735
Estee Lauder, Cl A	145,383	10,863
Ingredion (A)	16,500	1,250
Kimberly-Clark	29,700	3,195
Kroger	202,000	10,504
Lorillard (A)	133,900	8,022
Mead Johnson Nutrition, Cl A	234,205	22,535
PepsiCo	21,400	1,992
Philip Morris International	182,800	15,245
Pilgrim’s Pride*	42,600	1,302
Procter & Gamble	28,500	2,387
Reynolds American	13,200	779
Rite Aid*	113,630	550
Tyson Foods, Cl A	354,450	13,955
Walgreen	313,475	18,580
Wal-Mart Stores	32,200	2,462
Whole Foods Market	256,147	9,762

		196,387

Energy — 10.8%
Apache	32,400	3,041
Baker Hughes	95,300	6,200
Cabot Oil & Gas	248,220	8,114
Cameron International*	78,300	5,197
Chevron	186,300	22,229
Cimarex Energy	23,000	2,910
ConocoPhillips	152,170	11,644
Core Laboratories (A)	63,773	9,333
EOG Resources	236,700	23,438
Exxon Mobil	321,100	30,200
FMC Technologies*	210,065	11,409
Halliburton	161,286	10,405
Helmerich & Payne	27,200	2,662
Hess	38,400	3,622
Kinder Morgan (A)	207,100	7,940
Marathon Oil	69,000	2,594
Marathon Petroleum	143,200	12,125
MarkWest Energy Partners (A)	129,420	9,942
Murphy Oil	36,800	2,094
Nabors Industries	20,340	463
Newfield Exploration*	17,700	656
Noble	59,900	1,331
Noble Energy	210,040	14,358
Occidental Petroleum	24,400	2,346
Oil States International*	15,000	928
Paragon Offshore (A)	19,966	123
Patterson-UTI Energy	67,200	2,186
Phillips 66	287,890	23,408
RPC	8,500	187
Schlumberger, Cl A	142,657	14,507
SM Energy	69,300	5,406
Superior Energy Services	39,000	1,282
Tesoro	58,060	3,541
Unit*	3,800	223
Valero Energy	187,600	8,680
Williams	245,000	13,561

		278,285

Financials — 15.4%
ACE	26,800	2,811
Aflac	31,500	1,835
Allied World Assurance Holdings	72,150	2,658
Allstate	183,600	11,268

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
American Financial Group	54,437	$3,151
American International Group	499,000	26,956
American Realty Capital Properties†	20,900	252
American Tower, Cl A†	104,750	9,808
Ameriprise Financial	53,400	6,588
Annaly Capital Management†	62,300	665
Assurant	108,430	6,972
AvalonBay Communities†	1,900	268
Axis Capital Holdings	56,500	2,674
Bank of America	1,464,100	24,963
Bank of New York Mellon	68,700	2,661
BB&T	63,800	2,374
Berkshire Hathaway, Cl B*	23,600	3,260
Boston Properties†	2,200	255
Brandywine Realty Trust†	67,500	950
Capital One Financial	132,100	10,782
CBL & Associates Properties†	35,800	641
CBOE Holdings	59,400	3,179
CBRE Group, Cl A*	139,300	4,143
Charles Schwab	522,814	15,366
Chubb	59,700	5,437
Citigroup	493,310	25,563
CNA Financial	25,700	977
Comerica	17,500	873
Crown Castle International†	252,575	20,340
Discover Financial Services	215,300	13,863
Endurance Specialty Holdings	20,000	1,104
Equity Commonwealth†	17,600	452
Equity Residential†	9,000	554
Everest Re Group	49,900	8,084
Fifth Third Bancorp	130,900	2,621
General Growth Properties†	14,200	334
Genworth Financial, Cl A*	332,100	4,351
Goldman Sachs Group	32,800	6,021
Hartford Financial Services Group	52,600	1,959
HCP†	11,500	457
Health Care†	7,600	474
Hospitality Properties Trust†	29,600	795
Host Hotels & Resorts†	10,200	218
Huntington Bancshares	356,170	3,465
IntercontinentalExchange Group	59,250	11,557
Jones Lang LaSalle	1,100	139
JPMorgan Chase	502,000	30,241
KeyCorp	545,400	7,270
Lincoln National	84,900	4,549
McGraw-Hill	70,200	5,928
MetLife	42,000	2,256
MFA Financial†	94,700	737
Morgan Stanley	34,500	1,193
Navient	52,100	923
Northern Trust	4,400	299
PartnerRe	66,900	7,352
PNC Financial Services Group	76,200	6,521
ProLogis†	12,500	471
Protective Life	1,100	76
Prudential Financial	35,400	3,113
Public Storage†	3,600	597
Radian Group	89,120	1,271
Realogy Holdings*	3,600	134
Regions Financial	155,700	1,563

Description	Shares	Market Value ($ Thousands)
Reinsurance Group of America, Cl A	74,680	$5,984
RenaissanceRe Holdings	36,200	3,620
Senior Housing Properties Trust†	28,600	598
Simon Property Group†	7,700	1,266
SLM	52,100	446
State Street	43,900	3,231
SunTrust Banks	62,300	2,369
Travelers	124,900	11,733
Unum Group	171,800	5,907
Validus Holdings	45,100	1,765
Ventas†	7,351	455
Vornado Realty Trust†	2,800	280
Voya Financial	5,880	230
Waddell & Reed Financial, Cl A	66,920	3,459
Wells Fargo	507,900	26,345
Weyerhaeuser†	8,000	255

		396,555

Health Care — 14.8%
AbbVie	15,200	878
Actavis*	8,500	2,051
Aetna, Cl A	96,130	7,786
Alexion Pharmaceuticals*	74,940	12,426
Allergan	165,235	29,443
AmerisourceBergen	69,700	5,388
Amgen, Cl A	32,700	4,593
Baxter International	78,700	5,648
Biogen Idec*	58,480	19,346
Bristol-Myers Squibb	231,520	11,849
Cardinal Health	99,200	7,432
Celgene, Cl A*	294,450	27,908
Cigna	80,500	7,301
Covance*	84,106	6,619
DaVita HealthCare Partners*	134,797	9,859
Edwards Lifesciences, Cl A*	2,800	286
Express Scripts Holding*	275,720	19,474
Gilead Sciences*	193,278	20,574
HCA Holdings*	37,500	2,644
Health Net, Cl A*	14,400	664
Humana	168,030	21,893
Intuitive Surgical*	26,637	12,302
Jazz Pharmaceuticals*	22,000	3,532
Johnson & Johnson	98,700	10,520
Mallinckrodt*	5,200	469
McKesson	54,300	10,571
Medtronic	185,110	11,468
Merck	111,300	6,598
Myriad Genetics (A)*	17,700	683
Novo Nordisk ADR	264,925	12,616
Omnicare	75,000	4,669
Perrigo	54,325	8,159
Pfizer	567,857	16,792
Shire ADR	74,640	19,335
Teva Pharmaceutical Industries ADR	206,300	11,089
United Therapeutics*	81,490	10,484
UnitedHealth Group	15,300	1,320
WellPoint	132,010	15,791
Zimmer Holdings	27,900	2,805

		383,265

Industrials — 8.0%
AGCO	48,500	2,205

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Alaska Air Group	134,800	$5,869
Alliant Techsystems	37,789	4,824
Amerco*	2,600	681
American Airlines Group	54,400	1,930
Avis Budget Group (A)*	72,400	3,974
Canadian Pacific Railway	113,500	23,548
Caterpillar, Cl A	22,600	2,238
Cummins	36,460	4,812
Danaher, Cl A	147,771	11,228
Deere	57,600	4,722
Delta Air Lines, Cl A	205,500	7,429
Engility Holdings*	4,883	152
Exelis	165,010	2,729
Fastenal, Cl A (A)	200,558	9,005
FedEx	41,890	6,763
Flowserve	161,080	11,359
Fluor	87,235	5,826
General Dynamics	18,100	2,300
Huntington Ingalls Industries, Cl A	42,540	4,433
ITT	9,200	413
Kansas City Southern	98,280	11,912
L-3 Communications Holdings	47,600	5,661
Lincoln Electric Holdings	2,400	166
Lockheed Martin	31,150	5,694
Norfolk Southern	20,300	2,265
Northrop Grumman	120,850	15,923
Raytheon	51,200	5,203
RR Donnelley & Sons	78,200	1,287
Southwest Airlines, Cl A	268,300	9,061
Stericycle, Cl A*	81,976	9,555
Timken	37,500	1,590
Towers Watson, Cl A	20,400	2,030
Trinity Industries	174,500	8,153
Union Pacific	88,740	9,621
United Rentals (A)*	10,960	1,218
Vectrus*	9,167	179

		205,958

Information Technology — 20.5%
Accenture, Cl A	59,987	4,878
Adobe Systems*	384,680	26,616
Alliance Data Systems*	28,471	7,068
Amdocs	98,760	4,531
Amphenol, Cl A	103,122	10,298
Ansys*	76,405	5,782
Apple	235,084	23,685
Applied Materials	938,090	20,272
ARRIS Group*	35,100	995
Arrow Electronics, Cl A*	44,850	2,482
Autodesk, Cl A*	143,000	7,879
Avnet	46,300	1,921
Baidu ADR*	46,700	10,191
Broadcom, Cl A	7,300	295
Broadridge Financial Solutions	7,500	312
Brocade Communications Systems	275,900	2,999
CA	43,400	1,213
Cisco Systems	280,900	7,070
Cognizant Technology Solutions, Cl A*	144,788	6,482
Computer Sciences	22,440	1,372
CoreLogic*	24,700	669
Corning, Cl B	178,000	3,443

Description	Shares	Market Value ($ Thousands)
eBay*	386,325	$21,878
EMC	72,800	2,130
Equinix*	65,725	13,965
Facebook, Cl A*	205,760	16,263
Fidelity National Information Services, Cl B	18,500	1,042
Fiserv, Cl A*	11,100	717
Flextronics International*	356,190	3,676
Genpact*	393,310	6,419
Google, Cl A*	29,398	17,298
Google, Cl C*	32,698	18,879
Harris	37,800	2,510
Hewlett-Packard	233,300	8,275
IAC	9,300	613
Ingram Micro, Cl A*	159,900	4,127
Intel	538,300	18,744
Intuit	154,000	13,498
Leidos Holdings	26,750	918
Lexmark International, Cl A (A)	69,900	2,971
Marvell Technology Group	18,400	248
MasterCard, Cl A	481,030	35,558
Micron Technology*	206,370	7,070
Microsoft	751,450	34,837
National Instruments	175,333	5,423
NetSuite*	28,733	2,573
Oracle, Cl B	122,400	4,686
Qualcomm	443,130	33,133
Salesforce.com*	167,329	9,626
Science Applications International	15,285	676
Seagate Technology (A)	53,000	3,035
Skyworks Solutions	77,800	4,517
TE Connectivity	37,400	2,068
Tech Data*	20,300	1,195
Texas Instruments	243,830	11,628
Twitter*	104,730	5,402
Visa, Cl A	161,841	34,532
Western Digital	162,800	15,844
Xerox	425,500	5,629
Yahoo!*	59,300	2,416
Yelp, Cl A*	64,925	4,431
Zebra Technologies, Cl A*	12,100	859

		529,762

Materials — 3.0%
Cabot	27,000	1,371
Celanese, Ser A	22,400	1,311
CF Industries Holdings	20,900	5,836
Dow Chemical, Cl A	273,950	14,366
Eastman Chemical	23,100	1,869
Ecolab	98,543	11,316
Freeport-McMoRan Copper & Gold, Cl B	62,100	2,028
Huntsman	98,200	2,552
LyondellBasell Industries, Cl A	97,400	10,583
PPG Industries	42,905	8,441
Reliance Steel & Aluminum	3,500	239
Rock-Tenn, Cl A	33,000	1,570
Steel Dynamics	48,200	1,090
Syngenta (A)	85,547	5,421
TimkenSteel	8,000	372
United States Steel (A)	195,000	7,638
Westlake Chemical	29,800	2,580

		78,583

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Fund

September 30, 2014

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Telecommunication Services — 0.8%
AT&T	478,400	$16,859
CenturyTel	82,000	3,353

		20,212

Utilities — 2.0%
AES	355,100	5,035
Ameren	32,300	1,238
American Electric Power	197,300	10,301
Atmos Energy	6,900	329
Calpine*	145,750	3,163
Dominion Resources	8,600	594
DTE Energy	27,200	2,069
Duke Energy	9,500	710
Edison International	177,600	9,931
Entergy	110,700	8,561
Exelon	75,500	2,574
Public Service Enterprise Group	102,580	3,820
SCANA	52,300	2,595
Vectren	4,500	180

		51,100

Total Common Stock (Cost $1,839,156) ($ Thousands)		2,433,257

AFFILIATED PARTNERSHIP — 2.4%
SEI Liquidity Fund, L.P., 0.080%**†† (B)	61,199,504	61,200

Total Affiliated Partnership (Cost $61,200) ($ Thousands)		61,200

CASH EQUIVALENTS — 5.7%
Investors Cash Trust - Treasury Portfolio - DWS US Treasury Money Fund, 0.010%**	1,815,472	1,816
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**††	145,995,442	145,995

Total Cash Equivalents (Cost $147,811) ($ Thousands)		147,811

U.S. TREASURY OBLIGATIONS (C) (D) — 0.2%
U.S. Treasury Bills
0.042%, 03/05/15	$4,444	4,443
0.027%, 05/28/15	550	550

Total U.S. Treasury Obligations (Cost $4,993) ($ Thousands)		4,993

Total Investments — 102.5% (Cost $2,053,160) ($ Thousands)		$2,647,261

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	954	Dec-2014	$(762)
S&P Mid 400 Index E-MINI	97	Dec-2014	(529)

			$(1,291)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $2,581,944 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $58,715 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2014 was $61,200 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ser — Series

S&P — Standard and Poor’s

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,433,257	$—	$—	$2,433,257
Affiliated Partnership	—	61,200	—	61,200
Cash Equivalents	147,811	—	—	147,811
U.S. Treasury Obligations	—	4,993	—	4,993

Total Investments in Securities	$2,581,068	$66,193	$—	$2,647,261

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(1,291)	$—	$—	$(1,291)

Total Other Financial Instruments	$(1,291)	$—	$—	$(1,291)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2014, there were no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.5%‡

Consumer Discretionary — 9.8%
Autoliv (A)	23,000	$2,114
Autozone*	4,800	2,447
Best Buy	29,200	981
Comcast, Cl A	76,100	4,071
Delphi Automotive	19,510	1,197
Dillard’s, Cl A	49,700	5,416
DIRECTV*	152,670	13,209
Foot Locker, Cl A	157,200	8,748
Ford Motor	199,700	2,954
GameStop, Cl A (A)	42,600	1,755
Gannett	54,900	1,629
General Motors	313,274	10,006
H&R Block	82,800	2,568
Hasbro	62,800	3,454
Kohl’s	106,200	6,481
Lear	75,290	6,506
Macy’s	229,060	13,327
Magna International, Cl A	47,230	4,482
McDonald’s	39,700	3,764
Norwegian Cruise Line Holdings*	97,200	3,501
PVH	21,600	2,617
Target, Cl A	99,200	6,218
Time Warner Cable, Cl A	19,300	2,769
Toyota Motor ADR (A)	118,400	13,915
Tribune Media*	68,800	4,555
TRW Automotive Holdings*	26,500	2,683
Viacom, Cl B	171,250	13,176
Whirlpool	41,930	6,107

		150,650

Consumer Staples — 4.8%
Archer-Daniels-Midland	65,300	3,337
Bunge	4,940	416
Coca-Cola Enterprises	62,600	2,777
ConAgra Foods	122,600	4,051
CVS Health	122,000	9,710
Dr Pepper Snapple Group	16,710	1,075
Herbalife (A)*	13,310	582
Ingredion (A)	32,300	2,448
Kellogg	74,500	4,589
Kroger	185,040	9,622
Lorillard (A)	92,920	5,567
Molson Coors Brewing, Cl B	54,500	4,057
PepsiCo	39,000	3,630
Philip Morris International	34,100	2,844
Procter & Gamble	58,700	4,915
Rite Aid*	99,360	481
SUPERVALU*	111,437	996
SYSCO, Cl A (A)	118,100	4,482
Tyson Foods, Cl A	136,020	5,355
Wal-Mart Stores	39,200	2,998

		73,932

Energy — 12.9%
Anadarko Petroleum, Cl A	41,400	4,200
Apache	93,000	8,730
Baker Hughes	87,610	5,700
BP ADR	214,104	9,410
Cabot Oil & Gas	119,100	3,893
Cameron International*	72,700	4,826
Canadian Natural Resources	215,000	8,351
Chevron	271,700	32,419
ConocoPhillips	104,610	8,005

Description	Shares	Market Value ($ Thousands)
EOG Resources	31,400	$3,109
Exxon Mobil	310,800	29,231
Halliburton	214,640	13,847
Helmerich & Payne	20,100	1,967
Hess	72,400	6,829
Marathon Oil	152,600	5,736
Marathon Petroleum	143,680	12,165
Murphy Oil	33,800	1,923
Nabors Industries	19,570	445
Noble	42,500	944
Occidental Petroleum	120,300	11,567
Oil States International*	5,320	329
Paragon Offshore (A)	14,166	87
Patterson-UTI Energy	52,750	1,716
Phillips 66	55,800	4,537
SM Energy	63,650	4,965
Superior Energy Services	27,700	911
Tesoro	91,800	5,598
Valero Energy	150,000	6,940

		198,380

Financials — 26.8%
ACE	57,400	6,019
Aflac	28,000	1,631
Allied World Assurance Holdings	33,470	1,233
Allstate	252,720	15,509
Ally Financial*	141,900	3,284
American Financial Group	23,050	1,334
American International Group	274,580	14,833
Ameriprise Financial	42,300	5,219
Aon	27,600	2,420
Assurant	69,060	4,441
Axis Capital Holdings	51,930	2,458
Bank of America	819,100	13,966
Bank of New York Mellon	44,400	1,719
Berkshire Hathaway, Cl B*	81,300	11,231
Blackstone Group	164,700	5,185
Capital One Financial	123,990	10,120
CBL & Associates Properties†	83,500	1,495
CBOE Holdings	45,000	2,408
CBRE Group, Cl A*	121,350	3,609
Chubb	65,670	5,981
Citigroup	606,100	31,408
Comerica	16,030	799
Discover Financial Services	154,620	9,956
Endurance Specialty Holdings	29,300	1,617
Everest Re Group	68,700	11,130
Fifth Third Bancorp	291,100	5,828
Genworth Financial, Cl A*	305,320	4,000
Goldman Sachs Group	31,300	5,746
Hartford Financial Services Group	249,800	9,305
Hatteras Financial†	217,200	3,901
Hospitality Properties Trust†	58,400	1,568
Huntington Bancshares	315,000	3,065
Invesco	111,600	4,406
JPMorgan Chase	862,100	51,933
KeyCorp	603,870	8,050
KKR	219,400	4,892
Lincoln National	165,560	8,871
McGraw-Hill	69,740	5,890
MetLife	392,800	21,101
Morgan Stanley	102,800	3,554
PartnerRe	46,610	5,122
PNC Financial Services Group	109,400	9,362
Prudential Financial	38,500	3,386
Radian Group (A)	105,870	1,510

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Regions Financial	713,500	$7,163
Reinsurance Group of America, Cl A	30,070	2,409
RenaissanceRe Holdings	33,320	3,332
Santander Consumer USA Holdings	222,200	3,957
State Street	38,500	2,834
Tanger Factory Outlet Centers†	63,900	2,091
Travelers	98,000	9,206
Two Harbors Investment†	281,200	2,719
Unum Group	153,400	5,274
Voya Financial	37,700	1,474
Waddell & Reed Financial, Cl A	45,250	2,339
Wells Fargo	757,580	39,296

		412,589

Health Care — 11.4%
AbbVie	74,200	4,286
Aetna, Cl A	113,300	9,177
AmerisourceBergen	67,230	5,197
Amgen, Cl A	48,900	6,868
Baxter International	59,600	4,277
Biogen Idec*	15,070	4,985
Cardinal Health	91,180	6,831
CareFusion*	72,900	3,299
Cigna	71,960	6,526
Eli Lilly	79,100	5,130
Express Scripts Holding*	77,460	5,471
Gilead Sciences*	13,330	1,419
HCA Holdings*	35,200	2,482
Humana	41,610	5,421
Johnson & Johnson	79,900	8,516
McKesson	40,750	7,933
Merck	180,100	10,676
Mylan*	134,400	6,114
NPS Pharmaceuticals*	67,100	1,745
Omnicare	65,700	4,090
Pfizer	1,093,600	32,338
United Therapeutics*	63,720	8,198
UnitedHealth Group	44,250	3,817
WellPoint	144,830	17,325
Zimmer Holdings	22,900	2,303

		174,424

Industrials — 9.0%
AGCO	47,000	2,137
Alaska Air Group	73,800	3,213
Alliant Techsystems	31,190	3,981
American Airlines Group	147,400	5,230
Avis Budget Group*	59,300	3,255
Caterpillar, Cl A	68,800	6,813
Deere	49,700	4,075
Delta Air Lines, Cl A	261,300	9,446
Eaton	90,800	5,754
Engility Holdings*	9,516	297
Exelis	120,820	1,998
FedEx	30,640	4,947
Generac Holdings (A)*	49,300	1,999
General Dynamics	15,100	1,919
General Electric	681,900	17,470
Honeywell International	23,300	2,170
Huntington Ingalls Industries, Cl A	30,160	3,143
Joy Global (A)	79,100	4,314
Kennametal	86,600	3,577
L-3 Communications Holdings	38,100	4,531
Lockheed Martin	32,600	5,959

Description	Shares	Market Value ($ Thousands)
Norfolk Southern	17,000	$1,897
Northrop Grumman	85,050	11,206
Oshkosh Truck	31,900	1,408
Parker-Hannifin, Cl A	28,400	3,242
Raytheon	31,700	3,221
RR Donnelley & Sons	109,400	1,801
Southwest Airlines, Cl A	109,150	3,686
Trinity Industries	94,660	4,423
Triumph Group	45,900	2,986
United Rentals (A)*	4,860	540
United Technologies	67,400	7,117
Vectrus*	6,712	131

		137,886

Information Technology — 11.0%
Activision Blizzard	223,698	4,651
Amdocs	91,090	4,179
Apple	56,120	5,654
Applied Materials	181,400	3,920
Arrow Electronics, Cl A*	43,150	2,388
Avnet	43,660	1,812
CA	145,400	4,063
Check Point Software
Technologies*	52,500	3,635
Cisco Systems	1,027,600	25,865
Computer Sciences	13,820	845
Convergys	109,727	1,955
Corning, Cl B	133,200	2,576
EMC	231,800	6,783
Flextronics International*	331,200	3,418
Harris	35,200	2,337
Hewlett-Packard	193,500	6,863
Ingram Micro, Cl A*	156,170	4,031
Intel	446,300	15,540
Lam Research	46,700	3,489
Lexmark International, Cl A (A)	62,100	2,639
Micron Technology*	221,890	7,602
Microsoft	208,700	9,675
NCR*	127,200	4,250
NXP Semiconductor*	52,300	3,579
Oracle, Cl B	64,300	2,461
Seagate Technology (A)	133,900	7,669
TE Connectivity	37,200	2,057
Tech Data*	27,600	1,624
Teradyne	153,600	2,978
Vantiv, Cl A*	78,400	2,423
Vishay Intertechnology (A)	103,400	1,478
Western Digital	143,570	13,972
Xerox	222,600	2,945

		169,356

Materials — 4.1%
Alcoa	49,000	788
Celanese, Ser A	21,000	1,229
CF Industries Holdings	19,300	5,389
Crown Holdings*	151,000	6,723
Domtar	30,200	1,061
Dow Chemical, Cl A	62,600	3,283
Eastman Chemical	96,400	7,798
Freeport-McMoRan Copper & Gold, Cl B	44,900	1,466
Huntsman	82,000	2,131
International Paper	75,800	3,619
Louisiana-Pacific (A)*	171,900	2,336
LyondellBasell Industries, Cl A	47,430	5,153
Mosaic	62,200	2,762

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Owens-Illinois*	144,700	$3,769
Reliance Steel & Aluminum	70,900	4,850
Rio Tinto ADR (A)	70,450	3,465
Rock-Tenn, Cl A	28,600	1,361
United States Steel (A)	152,700	5,981

		63,164

Telecommunication Services — 3.1%
AT&T	564,950	19,909
CenturyTel	110,100	4,502
China Mobile (A)	179,600	10,552
Verizon Communications	261,300	13,062

		48,025

Utilities — 3.6%
AES	334,390	4,742
Ameren	45,100	1,729
American Electric Power	238,410	12,448
Calpine*	92,400	2,005
Edison International	106,540	5,958
Entergy	107,980	8,350
Exelon	204,260	6,963
Pinnacle West Capital	55,900	3,054
Public Service Enterprise Group	81,000	3,016
Westar Energy, Cl A	88,600	3,023
Xcel Energy	116,500	3,541

		54,829

Total Common Stock (Cost $1,186,222) ($ Thousands)		1,483,235

AFFILIATED PARTNERSHIP — 4.0%
SEI Liquidity Fund, L.P., 0.080%**†† (B)	60,837,827	60,838

Total Affiliated Partnership (Cost $60,838) ($ Thousands)		60,838

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**††	49,137,192	49,137

Total Cash Equivalent (Cost $49,137) ($ Thousands)		49,137

U.S. TREASURY OBLIGATIONS (C) (D) — 0.1%
U.S. Treasury Bills
0.046%, 03/05/15	2,059	2,059

Total U.S. Treasury Obligations (Cost $2,059) ($ Thousands)		2,059

Total Investments — 103.8% (Cost $1,298,256) ($ Thousands)		$1,595,269

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	7	Dec-2014	$(20)
S&P 500 Index E-MINI	347	Dec-2014	(482)

			$(502)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,536,999 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $58,714 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2014 was $60,838 ($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt
Cl — Class
L.P. — Limited Partnership
Ser — Series
S&P — Standard and Poor’s

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,483,235	$—	$—	$1,483,235
Affiliated Partnership	—	60,838	—	60,838
Cash Equivalent	49,137	—	—	49,137
U.S. Treasury Obligations	—	2,059	—	2,059

Total Investments in Securities	$1,532,372	$62,897	$—	$1,595,269

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(502)	$—	$—	$(502)

Total Other Financial Instruments	$(502)	$—	$—	$(502)

* Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For the year ended September 30, 2014, there were no Level 3 investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.7%‡

Consumer Discretionary — 12.8%
Autozone*	4,100	$2,090
Best Buy	4,900	165
BorgWarner	48,900	2,572
Brinker International	6,400	325
Burger King Worldwide (A)	40,100	1,189
Carter’s	2,300	178
Comcast, Cl A	2,700	145
Discovery Communications, Cl A*	271,053	10,246
Discovery Communications, Cl C*	584,334	21,784
DISH Network, Cl A*	11,300	730
Domino’s Pizza	23,100	1,778
Dunkin’ Brands Group	6,200	278
Foot Locker, Cl A	5,900	328
Fossil Group*	74,456	6,992
Genuine Parts	19,200	1,684
Goodyear Tire & Rubber	49,200	1,111
Hanesbrands	32,400	3,481
Interpublic Group	184,500	3,380
Jarden*	15,000	901
L Brands	296,675	19,871
Lear	27,400	2,368
Liberty Media - Interactive, Cl A*	741,997	21,162
Liberty TripAdvisor Holdings, Cl A*	12,500	424
Liberty Ventures, Ser A*	12,500	474
Live Nation*	23,100	555
Marriott International, Cl A	68,700	4,802
MGM Mirage*	5,800	132
Murphy USA*	5,400	287
Newell Rubbermaid, Cl B	65,000	2,237
Nike, Cl B	152,000	13,559
NVR*	100	113
Omnicom Group	50,600	3,484
O’Reilly Automotive*	39,400	5,924
priceline.com*	17,725	20,536
Sally Beauty Holdings*	267,850	7,331
Signet Jewelers	500	57
Starbucks	228,934	17,275
Starz - Liberty Capital*	10,400	344
Time Warner Cable, Cl A	28,200	4,046
Tupperware Brands	1,100	76
Twenty-First Century Fox, Cl A	68,800	2,359
Under Armour, Cl A*	2,900	200
VF	61,400	4,054
Viacom, Cl B	63,900	4,917
Walt Disney	31,400	2,796
Wyndham Worldwide	2,900	236

		198,976

Consumer Staples — 9.3%
Altria Group	42,597	1,957
Archer-Daniels-Midland	21,100	1,078
Brown-Forman, Cl B	37,600	3,392
Church & Dwight	52,100	3,655
Clorox (A)	26,500	2,545
Coca-Cola Enterprises	105,500	4,680
Colgate-Palmolive	51,700	3,372

Description	Shares	Market Value ($ Thousands)
Constellation Brands, Cl A*	55,700	$4,855
Costco Wholesale	88,975	11,150
CVS Health	64,700	5,149
Dr Pepper Snapple Group	31,500	2,026
Estee Lauder, Cl A	210,063	15,696
General Mills, Cl A	69,500	3,506
Hershey	51,300	4,895
Hormel Foods	54,800	2,816
Kellogg	14,500	893
Kimberly-Clark	56,600	6,089
Kroger	98,500	5,122
Lorillard	39,900	2,390
McCormick (A)	14,200	950
Mead Johnson Nutrition, Cl A	190,820	18,361
Reynolds American	46,300	2,732
Rite Aid*	216,500	1,048
SYSCO, Cl A (A)	1,500	57
Tyson Foods, Cl A	3,800	150
Walgreen	371,750	22,034
Whole Foods Market	370,105	14,105

		144,703

Energy — 8.2%
Athlon Energy*	20,200	1,176
Baker Hughes	14,300	930
Cheniere Energy*	45,000	3,601
Chesapeake Energy	36,000	828
Cimarex Energy	3,400	430
Concho Resources*	7,700	966
Continental Resources, Cl A*	21,300	1,416
Core Laboratories (A)	92,146	13,486
EOG Resources	253,900	25,141
EQT	19,500	1,785
FMC Technologies*	303,377	16,476
Gulfport Energy*	20,500	1,095
Halliburton	57,900	3,735
Helmerich & Payne	27,900	2,731
Kinder Morgan (A)	253,675	9,726
Nabors Industries	9,900	225
National Oilwell Varco, Cl A	12,100	921
Oneok	20,700	1,357
Patterson-UTI Energy	27,400	891
Phillips 66	13,700	1,114
Schlumberger, Cl A	172,512	17,543
Southwestern Energy, Cl A*	2,200	77
Superior Energy Services	3,100	102
Targa Resources	11,900	1,620
Teekay Shipping	7,900	524
Whiting Petroleum*	4,500	349
Williams	335,000	18,542
World Fuel Services (A)	6,600	264

		127,051

Financials — 6.3%
American Express	38,500	3,370
American Financial Group	4,200	243
Ameriprise Financial	23,000	2,838
Aon	33,200	2,911
Apartment Investment & Management, Cl A†	22,000	700
Arthur J. Gallagher	8,300	377
BlackRock	600	197
CBOE Holdings	1,800	96

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
CBRE Group, Cl A*	18,400	$547
Charles Schwab	793,013	23,306
Crown Castle International†	300,000	24,159
Equity Lifestyle Properties†	25,600	1,085
Extra Space Storage†	33,800	1,743
Howard Hughes*	5,700	855
IntercontinentalExchange Group	74,225	14,478
Jones Lang LaSalle	1,100	139
Lazard, Cl A	7,400	375
Legg Mason	3,200	164
Marsh & McLennan	152,300	7,971
McGraw-Hill	68,300	5,768
Moody’s	26,800	2,533
MSCI, Cl A	19,500	917
Omega Healthcare Investors (A)†	19,300	660
Public Storage†	3,100	514
Reinsurance Group of America, Cl A	7,500	601
Vornado Realty Trust†	18,200	1,819

		98,366

Health Care — 15.6%
Actavis*	16,532	3,989
Aetna, Cl A	29,600	2,398
Agilent Technologies	16,700	951
Allergan	160,750	28,644
AmerisourceBergen	89,200	6,895
Becton Dickinson (A)	74,600	8,490
C.R. Bard	11,000	1,570
Cardinal Health	11,500	862
Celgene, Cl A*	347,100	32,898
Centene*	1,500	124
Charles River Laboratories International*	300	18
Cigna	8,000	726
Cooper, Cl A	3,000	467
Covance*	138,724	10,918
DaVita HealthCare Partners*	194,768	14,245
Dentsply International	19,600	894
Envision Healthcare Holdings*	33,700	1,169
Express Scripts Holding*	319,840	22,590
Gilead Sciences*	208,322	22,176
HCA Holdings*	10,100	712
Henry Schein*	37,600	4,379
Idexx Laboratories*	10,200	1,202
Illumina*	11,600	1,901
Intuitive Surgical*	38,487	17,774
Jazz Pharmaceuticals*	500	80
Johnson & Johnson	54,000	5,756
Laboratory Corp of America Holdings*	15,800	1,608
McKesson	22,900	4,458
MEDNAX*	30,300	1,661
Novo Nordisk ADR	327,385	15,590
Patterson	4,900	203
PerkinElmer	8,500	371
Perrigo	67,750	10,175
Quintiles Transnational Holdings*	2,700	151
Salix Pharmaceuticals*	7,700	1,203

Description	Shares	Market Value ($ Thousands)
Sirona Dental Systems, Cl A*	18,500	$1,419
St. Jude Medical	50,900	3,061
Stryker	58,100	4,691
Thermo Fisher Scientific	18,100	2,203
Universal Health Services, Cl B	7,200	752
Varian Medical Systems*	10,500	841
Waters*	21,000	2,081
Zimmer Holdings	5,500	553

		242,849

Industrials — 11.6%
3M	101,900	14,437
Alaska Air Group	40,100	1,746
Allegion	39,166	1,866
American Airlines Group	84,400	2,994
Ametek	5,800	291
Avis Budget Group*	16,200	889
BE Aerospace*	41,600	3,492
Cintas	31,400	2,217
Colfax*	45,500	2,592
Danaher, Cl A	242,314	18,411
Delta Air Lines, Cl A	17,800	643
Dover	43,500	3,494
Dun & Bradstreet (A)	3,300	388
Emerson Electric	34,400	2,153
Equifax	30,000	2,242
Fastenal, Cl A (A)	289,647	13,005
FedEx	1,500	242
Flowserve	31,800	2,243
Fluor	125,983	8,414
HD Supply Holdings*	4,800	131
Honeywell International	38,000	3,538
Hubbell, Cl B	3,700	446
Huntington Ingalls Industries, Cl A	15,100	1,574
IDEX	29,900	2,164
Illinois Tool Works	51,400	4,339
Ingersoll-Rand	11,900	671
ITT	12,400	557
KAR Auction Services	11,400	326
Kirby*	14,600	1,721
Landstar System	13,700	989
Lennox International	19,800	1,522
Lockheed Martin	44,400	8,115
Manitowoc	10,000	234
Nielsen Holdings	66,700	2,957
Norfolk Southern	22,700	2,533
Old Dominion Freight Line, Cl A*	23,600	1,667
Pall	43,000	3,599
Pentair	4,800	314
Robert Half International	28,900	1,416
Rockwell Automation	15,900	1,747
Rockwell Collins	24,600	1,931
Roper Industries	18,300	2,677
Snap-on	2,700	327
Southwest Airlines, Cl A	75,300	2,543
Spirit AeroSystems Holdings, Cl A*	13,400	510
Spirit Airlines*	28,200	1,950
Stericycle, Cl A*	151,246	17,629

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Toro	23,100	$1,368
TransDigm Group*	20,000	3,687
Trinity Industries	22,700	1,061
Union Pacific	80,700	8,750
United Parcel Service, Cl B	55,900	5,495
United Rentals (A)*	12,300	1,366
United Technologies	28,700	3,031
WABCO Holdings*	1,600	146
Wabtec	38,000	3,080
Waste Connections	32,900	1,596
Waste Management	18,000	856

		180,322

Information Technology — 30.0%
Accenture, Cl A	90,375	7,349
Adobe Systems*	239,525	16,573
Alliance Data Systems*	18,500	4,593
Amphenol, Cl A	193,728	19,346
Ansys*	110,343	8,350
Apple	356,554	35,923
Applied Materials	15,700	339
Automatic Data Processing	158,700	13,185
Avago Technologies, Cl A	9,100	792
Baidu ADR*	57,200	12,483
Broadridge Financial Solutions	49,100	2,044
CDW	25,800	801
Cognizant Technology Solutions, Cl A*	209,101	9,361
Corning, Cl B	115,100	2,226
DST Systems	11,300	948
eBay*	473,250	26,800
Equinix*	80,925	17,195
Factset Research Systems	600	73
Fidelity National Information Services, Cl B	15,200	856
Fiserv, Cl A*	105,500	6,819
FleetCor Technologies*	15,100	2,146
Flir Systems	12,900	404
Gartner*	35,100	2,579
Genpact*	575,093	9,386
Global Payments	16,000	1,118
Google, Cl A*	38,986	22,940
Google, Cl C*	39,136	22,595
Harris	7,400	491
IAC	2,100	138
Intel	45,100	1,570
Intuit	221,900	19,450
Jack Henry & Associates	34,300	1,909
KLA-Tencor	9,500	749
Linear Technology	19,400	861
MasterCard, Cl A	338,400	25,015
Microchip Technology (A)	37,600	1,776
Micron Technology*	43,200	1,480
Microsoft	702,300	32,559
Motorola Solutions	20,600	1,304
National Instruments	253,338	7,836
NetSuite*	41,493	3,715
Paychex	94,500	4,177
PTC*	13,400	494
Qualcomm	572,373	42,796
Salesforce.com*	241,773	13,909

Description	Shares	Market Value ($ Thousands)
SanDisk	14,800	$1,449
SunEdison*	35,500	670
Texas Instruments	19,500	930
Vantiv, Cl A*	32,700	1,010
VeriSign (A)*	2,100	116
Visa, Cl A	216,709	46,239
Xilinx	75,200	3,185
Yelp, Cl A*	79,225	5,407
Zebra Technologies, Cl A*	21,400	1,519

		467,978

Materials — 4.4%
Airgas	22,900	2,534
AptarGroup	7,900	479
Ball	28,400	1,797
Cytec Industries	2,600	123
Dow Chemical, Cl A	35,700	1,872
E.I. Du Pont de Nemours	42,700	3,064
Ecolab	215,784	24,779
FMC	34,100	1,950
Huntsman	37,400	972
International Flavors & Fragrances	32,300	3,097
LyondellBasell Industries, Cl A	43,500	4,727
NewMarket (A)	3,800	1,448
Packaging Corp of America	40,700	2,597
PPG Industries	10,200	2,007
Praxair	19,300	2,490
RPM International	38,500	1,763
Sherwin-Williams, Cl A	2,500	547
Sigma-Aldrich	17,500	2,380
Silgan Holdings	17,800	837
Syngenta (A)	104,724	6,636
Westlake Chemical	12,900	1,117
WR Grace*	23,700	2,155

		69,371

Telecommunication Services — 0.3%
CenturyTel	14,500	593
SBA Communications, Cl A*	33,100	3,671
Windstream Holdings (A)	52,900	570

		4,834

Utilities — 0.2%
ITC Holdings	68,300	2,434

Total Common Stock (Cost $1,202,856) ($ Thousands)		1,536,884

AFFILIATED PARTNERSHIP — 3.0%
SEI Liquidity Fund, L.P., 0.080%**†† (B)	47,416,649	47,417

Total Affiliated Partnership (Cost $47,417) ($ Thousands)		47,417

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Large Cap Growth Fund

September 30, 2014

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
CASH EQUIVALENTS — 1.5%
Investors Cash Trust - Treasury Portfolio - DWS US Treasury Money Fund, 0.010%**	2,464,028	$2,464
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**††	21,336,432	21,336

Total Cash Equivalents (Cost $23,800) ($ Thousands)		23,800

U.S. TREASURY OBLIGATIONS (C) (D) — 0.1%
U.S. Treasury Bills 0.040%, 03/05/15	$1,594	1,594

Total U.S. Treasury Obligations (Cost $1,594) ($ Thousands)		1,594

Total Investments — 103.3% (Cost $1,275,667) ($ Thousands)		$1,609,695

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	19	Dec-2014	$(100)
S&P 500 Index EMINI	142	Dec-2014	(112)

			$(212)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,557,968 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $46,000 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of September 30, 2014 was $47,417 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ser — Series

S&P — Standard and Poor’s

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,536,884	$—	$—	$1,536,884
Affiliated Partnership	—	47,417	—	47,417
Cash Equivalents	23,800	—	—	23,800
U.S. Treasury Obligations	—	1,594	—	1,594

Total Investments in Securities	$1,560,684	$49,011	$—	$1,609,695

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(212)	$—	$—	$(212)

Total Other Financial Instruments	$(212)	$—	$—	$(212)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.6%

Consumer Discretionary — 11.5%
Amazon.com, Cl A*	5,145	$1,659
Autoliv (A)	22,650	2,082
Bed Bath & Beyond*	18,911	1,245
Best Buy	86,319	2,899
CarMax*	1,883	87
CBS, Cl B	208,745	11,168
Charter Communications, Cl A*	19,672	2,978
Chipotle Mexican Grill, Cl A*	13,788	9,191
Coach	137,282	4,889
Comcast, Cl A	199,521	10,730
CST Brands	26,846	965
Darden Restaurants	3,127	161
Delphi Automotive	118,155	7,248
Dillard’s, Cl A	25,714	2,803
DIRECTV*	149,085	12,899
Discovery Communications, Cl A (A)*	26,104	987
Discovery Communications, Cl C*	271,663	10,128
DISH Network, Cl A*	17,303	1,117
Domino’s Pizza	18,894	1,454
DR Horton	6,500	133
Expedia (A)	7,289	639
Family Dollar Stores	701	54
Foot Locker, Cl A	90,000	5,009
Ford Motor	249,297	3,687
Fossil Group*	36,577	3,435
GameStop, Cl A (A)	164,221	6,766
Gannett	153,973	4,568
Gap	100,419	4,187
General Motors	4,749	152
Genuine Parts	2,400	210
Goodyear Tire & Rubber	145,740	3,291
Graham Holdings, Cl B	809	566
H&R Block	52,113	1,616
Harley-Davidson, Cl A	278,957	16,235
Harman International Industries, Cl A	89,212	8,746
Hasbro	9,640	530
Home Depot	119,248	10,940
International Game Technology	28,909	488
Interpublic Group	2,743	50
Johnson Controls	4,300	189
Kohl’s	11,093	677
L Brands	147,326	9,868
Lands’ End (A)*	119,166	4,900
Las Vegas Sands	4,119	256
Lear	115,549	9,985
Liberty Global, Cl A (A)*	3,095	132
Liberty Global*	3,095	127
Liberty Media - Interactive, Cl A*	569,028	16,229
Liberty TripAdvisor Holdings, Cl A*	16,818	570
Liberty Ventures, Ser A*	16,818	638
LKQ*	13,165	350
Lowe’s	45,020	2,382
Macy’s	86,900	5,056
Magna International, Cl A	65,512	6,218
Marriott International, Cl A	11	1

Description	Shares	Market Value ($ Thousands)
McDonald’s	6,294	$597
MGM Mirage*	33,662	767
Murphy USA*	24,225	1,285
NetFlix*	1,635	738
Newell Rubbermaid, Cl B	63,977	2,201
News, Ser Cl A*	48,686	796
News, Ser Cl B*	58,750	948
Nike, Cl B	249,213	22,230
Nordstrom	117,714	8,048
Omnicom Group	3,479	239
PetSmart	1,608	113
priceline.com*	15,768	18,268
Ralph Lauren, Cl A	1,827	301
Royal Caribbean Cruises	3,900	262
Signet Jewelers	40,637	4,629
Sirius XM Holdings (A)*	19,560	68
Staples	4,274	52
Starbucks	139,397	10,519
Starwood Hotels & Resorts Worldwide	4,743	395
Target, Cl A	21,414	1,342
Tempur-Pedic International (A)*	21,091	1,185
Tesla Motors (A)*	10,289	2,497
Time*	5,248	123
Time Warner	41,985	3,158
Time Warner Cable, Cl A	81,364	11,675
TJX	4,954	293
TripAdvisor*	11,773	1,076
TRW Automotive Holdings*	16,424	1,663
Tupperware Brands	5,517	381
Twenty-First Century Fox, Cl A	114,501	3,926
Twenty-First Century Fox	343,373	11,438
Under Armour, Cl A (A)*	66,082	4,566
Urban Outfitters*	763	28
VF	4,748	313
Walt Disney	114,940	10,233
Whirlpool	68,064	9,914
Wyndham Worldwide	55,235	4,488
Yum! Brands	29,668	2,135

		356,460

Consumer Staples — 7.6%
Altria Group	89,960	4,133
Anheuser-Busch InBev ADR	132,920	14,734
Archer-Daniels-Midland	240,966	12,313
Brown-Forman, Cl B	19,493	1,759
Bunge	22,852	1,925
Church & Dwight	11,874	833
Clorox	832	80
Coca-Cola	84,125	3,589
Coca-Cola Enterprises	38,954	1,728
Colgate-Palmolive	6,566	428
ConAgra Foods	49,133	1,623
Constellation Brands, Cl A*	10,975	957
Costco Wholesale	190,219	23,838
CVS Health	260,343	20,721
Dr Pepper Snapple Group	25,908	1,666
Estee Lauder, Cl A	157,034	11,733
Herbalife (A)*	10,600	464
Hershey	47,876	4,569
Ingredion (A)	22,400	1,698
Keurig Green Mountain	11,520	1,499

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Kimberly-Clark	41,873	$4,504
Kraft Foods	13,143	741
Kroger	265,496	13,806
Lorillard	80,682	4,834
Mead Johnson Nutrition, Cl A	211,348	20,336
Mondelez International, Cl A	244,723	8,386
PepsiCo	3,825	356
Philip Morris International	142,499	11,884
Procter & Gamble	83,374	6,982
Reynolds American	93,279	5,503
Safeway	107,954	3,703
SYSCO, Cl A	6,029	229
Tyson Foods, Cl A	381,578	15,023
Walgreen	281,641	16,693
Wal-Mart Stores	48,480	3,707
WhiteWave Foods, Cl A*	17,791	646
Whole Foods Market	210,822	8,034

		235,657

Energy — 10.5%
Anadarko Petroleum, Cl A	3,563	361
Apache	9,872	927
Baker Hughes	50,488	3,285
Cabot Oil & Gas	91,996	3,007
Cameron International*	89,684	5,953
Cheniere Energy*	15,424	1,234
Chesapeake Energy	4,174	96
Chevron	248,643	29,668
Cimarex Energy	5,805	735
Concho Resources*	900	113
ConocoPhillips	257,902	19,735
Continental Resources, Cl A (A)*	49,660	3,301
Core Laboratories (A)	58,324	8,536
Devon Energy	6,790	463
Energen	750	54
EOG Resources	272,227	26,956
EQT	2,100	192
Exxon Mobil	394,419	37,095
FMC Technologies (A)*	169,519	9,207
Halliburton	137,907	8,896
Helmerich & Payne	55,735	5,455
Hess	96,213	9,075
HollyFrontier	5,691	249
Kinder Morgan (A)	251,314	9,635
Marathon Oil	197,196	7,413
Marathon Petroleum	136,931	11,594
MarkWest Energy Partners (A)	43,354	3,330
Murphy Oil	96,903	5,515
Nabors Industries	33,146	754
National Oilwell Varco, Cl A	44,172	3,361
Noble Energy (A)	234,453	16,027
Occidental Petroleum	17,280	1,662
Patterson-UTI Energy	48,928	1,592
Phillips 66	342,900	27,881
Pioneer Natural Resources	2,401	473
Schlumberger, Cl A	169,851	17,272
Seventy Seven Energy*	298	7
SM Energy	44,855	3,499
Spectra Energy	43,512	1,708
Suncor Energy	96,983	3,506
Superior Energy Services	31,248	1,027
Targa Resources	35,082	4,777

Description	Shares	Market Value ($ Thousands)
Teekay Shipping	40,972	$2,719
Tesoro	20,299	1,238
Ultra Petroleum (A)*	12,516	291
Valero Energy	174,730	8,085
Williams	298,651	16,530

		324,489

Financials — 15.9%
ACE	32,344	3,392
Aflac	68,072	3,965
Allied World Assurance Holdings	112,032	4,127
Allstate	59,438	3,648
American Capital*	129,457	1,833
American Express	26,517	2,321
American Financial Group	39,790	2,303
American International Group	531,198	28,695
American Tower, Cl A†	49,283	4,614
Ameriprise Financial	82,444	10,172
Aon	17,008	1,491
Arch Capital Group*	6,051	331
Arthur J. Gallagher	11,453	520
Associated Banc-Corp	21,133	368
Assurant (A)	185,288	11,914
AvalonBay Communities†	1,788	252
Axis Capital Holdings	113,203	5,358
Bank of America	1,261,847	21,515
Bank of New York Mellon	51,336	1,988
BB&T	51,249	1,907
Berkshire Hathaway, Cl B*	43,666	6,032
BlackRock	2,401	788
Boston Properties†	4,827	559
Brandywine Realty Trust†	101,137	1,423
Capital One Financial	188,167	15,358
CBL & Associates Properties†	28,663	513
CBRE Group, Cl A*	2,800	83
Charles Schwab	508,727	14,952
Chubb	129,966	11,837
Citigroup	505,196	26,179
CME Group	87,815	7,021
Comerica	24,959	1,244
Crown Castle International†	321,932	25,925
Cullen/Frost Bankers (A)	15,682	1,200
Digital Realty Trust, Cl A†	1,300	81
Discover Financial Services	300,119	19,325
E*Trade Financial*	109,253	2,468
Equity Residential†	13,138	809
Everest Re Group	60,718	9,837
Fifth Third Bancorp	689,655	13,807
FNF Group	8,706	242
FNFV Group*	2,901	40
Franklin Resources	78,842	4,306
General Growth Properties†	22,472	529
Genworth Financial, Cl A*	83,086	1,088
Goldman Sachs Group	21,644	3,973
Hartford Financial Services Group	101,910	3,796
Health Care†	5,009	312
Hospitality Properties Trust†	55,114	1,480
Host Hotels & Resorts†	15,849	338
Huntington Bancshares	321,477	3,128
IntercontinentalExchange Group	50,070	9,766
JPMorgan Chase	474,451	28,581

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
KeyCorp	816,571	$10,885
Kimco Realty†	15,742	345
Lincoln National	182,558	9,781
Loews	5,360	223
Macerich†	5,647	360
McGraw-Hill	110,000	9,290
MetLife	56,878	3,056
Morgan Stanley	24,877	860
Nationstar Mortgage Holdings (A)*	124,992	4,280
Navient	76,532	1,356
PartnerRe	129,412	14,221
People’s United Financial (A)	23,725	343
PNC Financial Services Group	133,835	11,454
Popular*	44,819	1,319
Progressive	309,125	7,815
ProLogis†	14,709	555
Protective Life	103,767	7,203
Prudential Financial	44,724	3,933
Public Storage†	4,106	681
Raymond James Financial	4,992	267
Regions Financial	507,300	5,093
Reinsurance Group of America, Cl A	80,696	6,466
RenaissanceRe Holdings (A)	16,714	1,671
RLJ Lodging Trust†	38,000	1,082
Simon Property Group†	20,571	3,382
SLM	76,532	655
Spirit Realty Capital†	131,075	1,438
State Street	40,538	2,984
SunTrust Banks	16,281	619
Taubman Centers†	4,009	293
Torchmark, Cl A	17,535	918
Travelers	120,419	11,312
Unum Group	110,928	3,814
US Bancorp	65,779	2,752
Validus Holdings	28,272	1,107
Ventas†	7,372	457
Vornado Realty Trust†	5,334	533
Voya Financial	39,187	1,532
Washington Prime Group†	3,361	59
Wells Fargo	571,346	29,636
Weyerhaeuser†	17,503	558

		492,322

Health Care — 14.3%
Abbott Laboratories	99,343	4,132
AbbVie	87,679	5,064
Actavis*	23,176	5,592
Aetna, Cl A	56,625	4,587
Agilent Technologies	5,250	299
Alexion Pharmaceuticals*	53,484	8,869
Allergan	165,605	29,509
AmerisourceBergen	88,988	6,879
Amgen, Cl A	144,948	20,359
Ariad Pharmaceuticals (A)*	428,752	2,315
Baxter International	36,801	2,641
Becton Dickinson	2,360	269
Biogen Idec*	79,044	26,149
Bristol-Myers Squibb	168,291	8,613
Cardinal Health	108,112	8,100
Celgene, Cl A*	336,014	31,848

Description	Shares	Market Value ($ Thousands)
Cerner (A)*	4,400	$262
Cigna	68,071	6,173
Community Health Systems*	39,000	2,137
Covance*	92,947	7,315
Covidien	15,456	1,337
DaVita HealthCare Partners*	143,162	10,471
Edwards Lifesciences, Cl A*	1,400	143
Eli Lilly	51,961	3,370
Endo International*	29,070	1,987
Express Scripts Holding*	289,070	20,417
Gilead Sciences*	231,849	24,680
HCA Holdings*	91,112	6,425
Health Net, Cl A*	11,102	512
Henry Schein*	1,000	116
Hill-Rom Holdings	14,983	621
Humana	142,839	18,610
Idexx Laboratories (A)*	36,178	4,263
Illumina*	3,684	604
Intuitive Surgical*	16,927	7,817
Jazz Pharmaceuticals*	30,220	4,852
Johnson & Johnson	181,443	19,340
Mallinckrodt (A)*	24,625	2,220
McKesson	63,426	12,347
Medivation*	8,573	848
Medtronic	90,275	5,593
Merck	162,674	9,643
Novo Nordisk ADR	292,209	13,915
Omnicare	95,994	5,977
Patterson	2,100	87
Perrigo	32,384	4,864
Pfizer	803,311	23,754
Regeneron Pharmaceuticals*	4,677	1,686
Salix Pharmaceuticals*	4,958	775
Shire ADR	84,071	21,778
St. Jude Medical	64,996	3,908
Tenet Healthcare*	4,865	289
Teva Pharmaceutical Industries ADR	6,003	323
United Therapeutics*	71,499	9,198
UnitedHealth Group	4,280	369
Vertex Pharmaceuticals*	7,611	855
Waters*	1,600	158
WellPoint	112,322	13,436
Zimmer Holdings	37,448	3,765

		442,465

Industrials — 8.9%
ADT, Cl A (A)	1,662	59
Aecom Technology*	11,743	396
AGCO	52,600	2,391
Alaska Air Group (A)	181,446	7,900
Allegion	3,048	145
Alliant Techsystems	12,857	1,641
Avis Budget Group (A)*	40,000	2,195
Babcock & Wilcox	37,080	1,027
Boeing	12,550	1,599
C.H. Robinson Worldwide	2,502	166
Canadian Pacific Railway	137,739	28,577
Carlisle	1,500	121
Caterpillar, Cl A	38,536	3,816
Chicago Bridge & Iron	199	12
Copa Holdings, Cl A	2,992	321

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
CSX	10,047	$322
Cummins	67,680	8,932
Danaher, Cl A	125,204	9,513
Deere	7,864	645
Delta Air Lines, Cl A	248,720	8,991
Donaldson, Cl A (A)	3,800	154
Dover	3,105	250
Dun & Bradstreet	21,406	2,515
Eaton	3,913	248
Emerson Electric	4,998	313
Engility Holdings*	13,582	423
Equifax	2,500	187
Exelis	402,985	6,665
Expeditors International of Washington	1,343	54
FedEx	38,230	6,172
Fluor	110,375	7,372
Fortune Brands Home & Security	1,837	76
General Dynamics	19,797	2,516
General Electric	224,840	5,760
Genesee & Wyoming, Cl A*	2,905	277
Hertz Global Holdings*	4,200	107
Honeywell International	4,905	457
Huntington Ingalls Industries, Cl A	63,273	6,594
Illinois Tool Works	3,529	298
Ingersoll-Rand	9,146	516
ITT	12,586	566
Jacobs Engineering Group*	17,906	874
Kansas City Southern	87,547	10,611
KBR	39,400	742
L-3 Communications Holdings	91,113	10,835
Lincoln Electric Holdings	16,823	1,163
Lockheed Martin	35,370	6,465
Manitowoc	4,100	96
Manpowergroup	18,167	1,273
Navistar International*	9,626	317
Nielsen Holdings	164,893	7,310
Norfolk Southern	26,000	2,901
Northrop Grumman	156,994	20,686
NOW*	11,043	336
Oshkosh Truck	112,940	4,986
Pall	109,286	9,147
Parker-Hannifin, Cl A	18,236	2,082
Pentair	171,938	11,260
Precision Castparts	5,500	1,303
Quanta Services*	1,386	50
Raytheon	160,818	16,342
Republic Services	2,031	79
Robert Half International	2,900	142
Roper Industries	60,847	8,901
RR Donnelley & Sons	93,388	1,537
Southwest Airlines, Cl A	206,187	6,963
Stericycle, Cl A*	73,247	8,538
Textron	5,200	187
Timken	24,553	1,041
Towers Watson, Cl A	4,588	456
Trinity Industries	80,185	3,746
Union Pacific	89,394	9,692
United Parcel Service, Cl B	4,585	451
United Rentals (A)*	7,390	821

Description	Shares	Market Value ($ Thousands)
United Technologies	17,341	$1,831
URS	13,061	753
Vectrus*	22,388	437
Veritiv*	591	29
Waste Management	18,232	867
WW Grainger	762	192

		275,731

Information Technology — 20.3%
Accenture, Cl A	117,395	9,547
Activision Blizzard	17,055	355
Adobe Systems*	592,523	40,997
Akamai Technologies*	12,058	721
Alliance Data Systems*	29,252	7,262
Altera	16,400	587
Amdocs	149,815	6,873
Amphenol, Cl A	97,621	9,748
Analog Devices	42,023	2,080
Ansys*	62,424	4,724
Apple	371,259	37,404
Applied Materials	865,500	18,703
Atmel*	156,217	1,262
Autodesk, Cl A*	31,671	1,745
Avnet	36,856	1,530
Baidu ADR*	54,500	11,893
Blackhawk Network Holdings, Cl B*	17,735	573
Brocade Communications Systems	180,808	1,965
CA	67,197	1,877
Cisco Systems	185,169	4,661
Citrix Systems*	23,629	1,686
Cognizant Technology Solutions, Cl A*	90,285	4,042
Computer Sciences	28,981	1,772
CoreLogic*	9,831	266
Corning, Cl B	215,764	4,173
DST Systems	11,635	976
eBay*	91,255	5,168
Electronic Arts*	58,203	2,073
EMC	232,384	6,800
Equinix*	23,709	5,038
F5 Networks, Cl A*	29,243	3,472
Facebook, Cl A*	356,099	28,146
Fidelity National Information Services, Cl B	64,209	3,615
First Solar*	38,575	2,539
Fiserv, Cl A*	42,046	2,718
FleetCor Technologies*	19,160	2,723
Freescale Semiconductor (A)*	89,002	1,738
Genpact*	287,054	4,685
Global Payments	17,235	1,204
Google, Cl A*	29,979	17,640
Google, Cl C*	46,906	27,082
Harris	25,220	1,675
Hewlett-Packard	215,578	7,647
Ingram Micro, Cl A*	92,405	2,385
Intel	323,829	11,276
International Business Machines	20,181	3,831
Intuit	156,005	13,674
Juniper Networks	10,346	229
Knowles*	1,552	41

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Lam Research	4,787	$358
Leidos Holdings	11,079	380
Lexmark International, Cl A (A)	23,673	1,006
Marvell Technology Group	349,312	4,709
MasterCard, Cl A	505,598	37,374
Microchip Technology (A)	1,219	57
Micron Technology*	124,091	4,251
Microsoft	883,147	40,943
National Instruments	70,199	2,171
NetApp	7,296	313
Nokia	300,000	2,538
Oracle, Cl B	382,668	14,648
Pandora Media*	90,882	2,196
Qualcomm	534,150	39,938
Red Hat*	1,214	68
Rovi*	33,373	659
Salesforce.com (A)*	129,532	7,452
SanDisk (A)	85,771	8,401
Science Applications International	15,900	703
Seagate Technology	94,758	5,427
Skyworks Solutions	105,000	6,095
Symantec, Cl A	139,365	3,276
TE Connectivity	36,055	1,994
Tech Data*	22,300	1,313
Teradata*	63,400	2,658
Texas Instruments	269,748	12,864
Total System Services	13,564	420
Twitter*	20,932	1,080
VeriFone Holdings*	155,882	5,359
VeriSign (A)*	91,384	5,037
Visa, Cl A	188,618	40,246
Vishay Intertechnology (A)	88,686	1,267
Western Digital	230,097	22,393
Xerox	527,667	6,981
Yahoo!*	155,857	6,351
Yelp, Cl A*	40,709	2,778

		626,525

Materials — 3.4%
Avery Dennison	11,196	500
Cabot	18,468	938
CF Industries Holdings	21,896	6,114
Domtar	28,000	984
Dow Chemical, Cl A	285,782	14,986
E.I. Du Pont de Nemours	5,201	373
Eastman Chemical	34,295	2,774
Ecolab	109,681	12,595
Freeport-McMoRan Copper & Gold, Cl B	29,848	974
Huntsman	130,787	3,399
International Paper	30,956	1,478
LyondellBasell Industries, Cl A	197,175	21,425
Martin Marietta Materials, Cl A	550	71
Monsanto	35,004	3,938
Newmont Mining	4,000	92
Owens-Illinois*	32,385	844
Packaging Corp of America	58,377	3,725
PPG Industries	29,569	5,817
Praxair	2,548	329
Reliance Steel & Aluminum	25,000	1,710
Rock-Tenn, Cl A	26,000	1,237

Description	Shares	Market Value ($ Thousands)
Royal Gold, Cl A	7,995	$519
Sherwin-Williams, Cl A	3,368	738
Sigma-Aldrich	2,200	299
Steel Dynamics	94,148	2,129
Syngenta (A)	84,000	5,323
TimkenSteel	12,276	571
United States Steel (A)	166,712	6,530
Vulcan Materials	1,097	66
Westlake Chemical	24,674	2,137
WR Grace*	12,934	1,176

		103,791

Telecommunication Services — 0.6%
AT&T	252,969	8,915
CenturyTel	6,892	282
Level 3 Communications*	24,796	1,134
SBA Communications, Cl A*	19,500	2,163
T-Mobile US*	1,671	48
Verizon Communications	97,068	4,852

		17,394

Utilities — 1.6%
AES	246,798	3,500
Ameren	113,300	4,343
American Electric Power	179,636	9,379
American Water Works	5,896	284
Centerpoint Energy	4,900	120
CMS Energy	7,966	236
Dominion Resources	5,292	366
DTE Energy	10,523	801
Duke Energy	7,375	551
Edison International	234,583	13,118
Entergy	87,753	6,786
Exelon	11,287	385
Hawaiian Electric Industries (A)	3,200	85
MDU Resources Group	2,200	61
National Fuel Gas	1,300	91
NextEra Energy	4,538	426
OGE Energy	5,224	194
PG&E	6,066	273
PNM Resources	43,000	1,071
Public Service Enterprise Group	158,869	5,916
Sempra Energy	1,517	160
UGI	1,065	35

		48,181

Total Common Stock (Cost $1,758,450) ($ Thousands)		2,923,015

AFFILIATED PARTNERSHIP — 3.4%
SEI Liquidity Fund, L.P., 0.080%**†† (B)	106,036,456	106,036

Total Affiliated Partnership (Cost $106,036) ($ Thousands)		106,036

CASH EQUIVALENT — 5.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**††	166,898,018	166,898

Total Cash Equivalent (Cost $166,898) ($ Thousands)		166,898

5	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Large Cap Fund

September 30, 2014

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (C) (D) — 0.2%
U.S. Treasury Bills
0.042%, 03/05/15	$5,057	$5,057
0.021%, 05/28/15	350	350

Total U.S. Treasury Obligations (Cost $5,406) ($ Thousands)		5,407

Total Investments — 103.6% (Cost $2,036,790) ($ Thousands)		$3,201,356

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	1,000	Dec-2014	$(788)
S&P Mid 400 Index E-MINI	101	Dec-2014	(567)

			$(1,355)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $3,090,311 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $101,757 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2014 was $106,036 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt

Cl — Class

L.P. — Limited Partnership

Ser — Series

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,923,015	$—	$—	$2,923,015
Affiliated Partnership	—	106,036	—	106,036
U.S. Treasury Obligations	—	5,407	—	5,407
Cash Equivalent	166,898	—	—	166,898

Total Investments in Securities	$3,089,913	$111,443	$—	$3,201,356

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(1,355)	$—	$—	$(1,355)

Total Other Financial Instruments	$(1,355)	$—	$—	$(1,355)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.1%

Consumer Discretionary — 11.6%
Amazon.com, Cl A*	52,900	$17,057
Autonation*	9,326	469
Autozone*	4,494	2,290
Bed Bath & Beyond*	28,033	1,845
Best Buy	39,341	1,322
BorgWarner (A)	32,900	1,731
Cablevision Systems, Cl A (A)	32,000	560
CarMax*	30,400	1,412
Carnival	63,084	2,534
CBS, Cl B	67,590	3,616
Chipotle Mexican Grill, Cl A*	4,300	2,866
Coach	39,810	1,418
Comcast, Cl A	361,722	19,453
Darden Restaurants (A)	19,513	1,004
Delphi Automotive	41,700	2,558
DIRECTV*	70,100	6,065
Discovery Communications, Cl A*	21,400	809
Discovery Communications, Cl C*	39,400	1,469
Dollar General*	42,200	2,579
Dollar Tree*	29,700	1,665
DR Horton	45,649	937
Expedia (A)	13,750	1,205
Family Dollar Stores	13,622	1,052
Ford Motor	541,580	8,010
Fossil Group*	7,000	657
GameStop, Cl A (A)	17,000	700
Gannett	32,347	960
Gap	37,831	1,577
Garmin (A)	18,000	936
General Motors	189,900	6,065
Genuine Parts	21,236	1,863
Goodyear Tire & Rubber	39,293	887
H&R Block	39,304	1,219
Harley-Davidson, Cl A	30,208	1,758
Harman International Industries, Cl A	9,700	951
Hasbro	15,791	869
Home Depot	188,096	17,256
Interpublic Group	58,301	1,068
Johnson Controls	92,857	4,086
Kohl’s	27,947	1,706
L Brands	35,127	2,353
Leggett & Platt (A)	20,054	700
Lennar, Cl A (A)	25,007	971
Lowe’s	137,836	7,294
Macy’s	49,164	2,860
Marriott International, Cl A	30,352	2,122
Mattel	48,718	1,493
McDonald’s	137,170	13,005
Michael Kors Holdings*	28,500	2,035
Mohawk Industries*	8,800	1,186
NetFlix*	8,400	3,790
Newell Rubbermaid, Cl B	39,647	1,364
News*	71,058	1,162
Nike, Cl B	98,188	8,758
Nordstrom	20,402	1,395
Omnicom Group	34,904	2,404
O’Reilly Automotive*	14,400	2,165
PetSmart (A)	14,100	988

Description	Shares	Market Value ($ Thousands)
priceline.com*	7,280	$8,434
PulteGroup	46,582	823
PVH	11,400	1,381
Ralph Lauren, Cl A	8,400	1,384
Ross Stores	29,168	2,205
Scripps Networks Interactive, Cl A	14,300	1,117
Staples (A)	92,214	1,116
Starbucks	104,858	7,913
Starwood Hotels & Resorts Worldwide	26,535	2,208
Target, Cl A	88,419	5,542
Tiffany	16,173	1,558
Time Warner	119,412	8,981
Time Warner Cable, Cl A	38,883	5,579
TJX	96,734	5,724
Tractor Supply	19,800	1,218
TripAdvisor (A)*	15,950	1,458
Twenty-First Century Fox, Cl A	263,033	9,019
Under Armour, Cl A*	23,300	1,610
Urban Outfitters*	15,100	554
VF	48,056	3,173
Viacom, Cl B	53,101	4,086
Walt Disney	220,727	19,651
Whirlpool	11,105	1,618
Wyndham Worldwide	17,402	1,414
Wynn Resorts	11,300	2,114
Yum! Brands	61,270	4,410

		286,819

Consumer Staples — 9.5%
Altria Group	277,156	12,733
Archer-Daniels-Midland	90,066	4,602
Avon Products	64,251	809
Brown-Forman, Cl B	21,992	1,984
Campbell Soup	25,475	1,089
Clorox (A)	17,842	1,713
Coca-Cola	551,706	23,536
Coca-Cola Enterprises	31,317	1,389
Colgate-Palmolive	119,886	7,819
ConAgra Foods	60,552	2,001
Constellation Brands, Cl A*	23,300	2,031
Costco Wholesale	61,218	7,672
CVS Health	161,835	12,880
Dr Pepper Snapple Group	27,100	1,743
Estee Lauder, Cl A	31,300	2,339
General Mills, Cl A	85,382	4,308
Hershey	21,412	2,043
Hormel Foods	18,500	951
JM Smucker	14,148	1,400
Kellogg	36,567	2,253
Keurig Green Mountain	16,900	2,199
Kimberly-Clark	52,199	5,615
Kraft Foods	82,799	4,670
Kroger	68,159	3,544
Lorillard	50,128	3,003
McCormick (A)	18,661	1,248
Mead Johnson Nutrition, Cl A	28,134	2,707
Molson Coors Brewing, Cl B	22,746	1,693
Mondelez International, Cl A	235,398	8,066
Monster Beverage*	19,400	1,779
PepsiCo	210,585	19,603
Philip Morris International	218,265	18,203

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Procter & Gamble	378,501	$31,696
Reynolds American	42,880	2,530
Safeway	32,846	1,127
SYSCO, Cl A (A)	81,720	3,101
Tyson Foods, Cl A	42,190	1,661
Walgreen	122,844	7,281
Wal-Mart Stores	220,644	16,873
Whole Foods Market	50,200	1,913

		233,807

Energy — 9.6%
Anadarko Petroleum, Cl A	70,680	7,170
Apache	53,400	5,013
Baker Hughes	60,649	3,946
Cabot Oil & Gas	58,000	1,896
Cameron International*	28,200	1,872
Chesapeake Energy (A)	72,800	1,674
Chevron	265,478	31,677
Cimarex Energy	12,100	1,531
ConocoPhillips	171,843	13,149
Consol Energy	31,900	1,208
Denbury Resources (A)	52,000	782
Devon Energy	53,613	3,655
Diamond Offshore Drilling (A)	10,100	346
Ensco, Cl A (A)	33,500	1,384
EOG Resources	76,488	7,574
EQT	21,100	1,931
Exxon Mobil	596,298	56,082
FMC Technologies*	33,800	1,836
Halliburton	118,733	7,660
Helmerich & Payne	15,000	1,468
Hess	36,475	3,440
Kinder Morgan (A)	91,665	3,514
Marathon Oil	94,056	3,536
Marathon Petroleum	39,478	3,343
Murphy Oil	23,163	1,318
Nabors Industries	38,678	880
National Oilwell Varco, Cl A	59,968	4,564
Newfield Exploration*	20,200	749
Noble	36,200	804
Noble Energy	50,200	3,432
Occidental Petroleum	108,859	10,467
Oneok	28,900	1,894
Phillips 66	77,971	6,340
Pioneer Natural Resources	20,000	3,939
QEP Resources	22,800	702
Range Resources	24,200	1,641
Schlumberger, Cl A	181,143	18,420
Southwestern Energy, Cl A*	50,800	1,775
Spectra Energy	93,461	3,669
Tesoro	18,500	1,128
Transocean (A)	48,900	1,563
Valero Energy	73,608	3,406
Williams	93,865	5,195

		237,573

Financials — 16.1%
ACE	46,800	4,908
Affiliated Managers Group*	7,900	1,583
Aflac	63,108	3,676
Allstate	60,459	3,710
American Express	125,715	11,005
American International Group	199,308	10,767

Description	Shares	Market Value ($ Thousands)
American Tower, Cl A†	55,300	$5,178
Ameriprise Financial	26,084	3,218
Aon	40,429	3,544
Apartment Investment &
Management, Cl A†	21,639	688
Assurant	10,600	682
AvalonBay Communities†	18,308	2,581
Bank of America	1,469,928	25,062
Bank of New York Mellon	157,886	6,115
BB&T	100,297	3,732
Berkshire Hathaway, Cl B*	254,847	35,205
BlackRock	17,557	5,764
Boston Properties†	21,300	2,466
Capital One Financial	78,362	6,396
CBRE Group, Cl A*	39,800	1,184
Charles Schwab	160,027	4,703
Chubb	33,456	3,047
Cincinnati Financial	20,979	987
Citigroup	423,708	21,956
CME Group	44,035	3,521
Comerica	25,983	1,295
Crown Castle International†	46,500	3,745
Discover Financial Services	64,430	4,149
E*Trade Financial*	42,143	952
Equity Residential†	50,340	3,100
Essex Property Trust†	9,100	1,627
Fifth Third Bancorp	116,011	2,323
Franklin Resources	54,845	2,995
General Growth Properties†	87,200	2,053
Genworth Financial, Cl A*	70,700	926
Goldman Sachs Group	57,256	10,510
Hartford Financial Services Group	62,286	2,320
HCP†	63,900	2,537
Health Care†	44,000	2,744
Host Hotels & Resorts†	105,248	2,245
Hudson City Bancorp, Cl A	70,400	684
Huntington Bancshares	118,075	1,149
IntercontinentalExchange Group	15,781	3,078
Invesco	60,200	2,377
JPMorgan Chase	525,757	31,672
KeyCorp	121,683	1,622
Kimco Realty†	56,900	1,247
Legg Mason (A)	15,200	778
Leucadia National	45,200	1,078
Lincoln National	36,298	1,945
Loews	43,849	1,827
M&T Bank (A)	18,361	2,264
Macerich†	20,100	1,283
Marsh & McLennan	75,850	3,970
McGraw-Hill	37,721	3,185
MetLife	157,026	8,435
Moody’s	25,908	2,448
Morgan Stanley	213,761	7,390
NASDAQ OMX Group, Cl A	17,400	738
Navient	60,243	1,067
Northern Trust	30,805	2,096
People’s United Financial (A)	45,900	664
Plum Creek Timber (A)†	25,235	984
PNC Financial Services Group	75,475	6,459
Principal Financial Group, Cl A	37,948	1,991
Progressive	74,768	1,890
ProLogis†	69,600	2,624

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Prudential Financial	64,166	$5,643
Public Storage†	20,228	3,355
Regions Financial	191,563	1,923
Simon Property Group†	43,402	7,136
State Street	59,091	4,350
SunTrust Banks	73,896	2,810
T. Rowe Price Group	36,608	2,870
Torchmark, Cl A	18,035	945
Travelers	47,252	4,439
Unum Group	36,852	1,267
US Bancorp	251,706	10,529
Ventas†	40,932	2,536
Vornado Realty Trust†	24,273	2,426
Wells Fargo	664,163	34,450
Weyerhaeuser†	73,545	2,343
XL Group, Cl A	36,805	1,221
Zions Bancorporation	28,760	836

		399,223

Health Care — 13.8%
Abbott Laboratories	209,946	8,732
AbbVie	222,346	12,843
Actavis*	36,900	8,903
Aetna, Cl A	49,402	4,002
Agilent Technologies	46,406	2,644
Alexion Pharmaceuticals*	27,600	4,577
Allergan	43,666	7,781
AmerisourceBergen	29,692	2,295
Amgen, Cl A	106,155	14,910
Baxter International	75,538	5,421
Becton Dickinson (A)	26,762	3,046
Biogen Idec*	33,000	10,917
Boston Scientific*	184,412	2,178
Bristol-Myers Squibb	231,575	11,852
C.R. Bard	10,388	1,482
Cardinal Health	46,955	3,518
CareFusion*	28,077	1,271
Celgene, Cl A*	111,700	10,587
Cerner (A)*	42,500	2,532
Cigna	36,771	3,335
Covidien	63,000	5,450
DaVita HealthCare Partners*	23,900	1,748
Dentsply International (A)	20,200	921
Edwards Lifesciences, Cl A*	15,100	1,542
Eli Lilly	137,330	8,906
Express Scripts Holding*	104,061	7,350
Gilead Sciences*	211,244	22,487
Hospira*	23,904	1,244
Humana	21,497	2,801
Intuitive Surgical*	5,020	2,318
Johnson & Johnson	394,282	42,026
Laboratory Corp of America
Holdings*	12,163	1,238
Mallinckrodt (A)*	15,700	1,415
McKesson	32,369	6,301
Medtronic	136,817	8,476
Merck	403,244	23,904
Mylan*	52,011	2,366
Patterson	12,100	501
PerkinElmer	16,740	730
Perrigo	18,600	2,793
Pfizer	886,391	26,211

Description	Shares	Market Value ($ Thousands)
Quest Diagnostics (A)	20,024	$1,215
Regeneron Pharmaceuticals*	10,300	3,713
St. Jude Medical	39,656	2,385
Stryker	41,642	3,363
Tenet Healthcare*	14,419	856
Thermo Fisher Scientific	55,643	6,772
UnitedHealth Group	135,747	11,708
Universal Health Services, Cl B	13,200	1,379
Varian Medical Systems (A)*	14,900	1,194
Vertex Pharmaceuticals*	33,200	3,729
Waters*	12,097	1,199
WellPoint	38,298	4,581
Zimmer Holdings	24,055	2,419
Zoetis, Cl A	69,746	2,577

		340,644

Industrials — 10.2%
3M	90,482	12,819
ADT, Cl A (A)	25,750	913
Allegion	12,966	617
Ametek	35,300	1,772
Boeing	93,632	11,927
C.H. Robinson Worldwide	21,300	1,413
Caterpillar, Cl A	87,697	8,685
Cintas	13,307	939
CSX	139,450	4,471
Cummins	23,840	3,146
Danaher, Cl A	85,096	6,466
Deere	50,002	4,100
Delta Air Lines, Cl A	117,600	4,251
Dover	23,937	1,923
Dun & Bradstreet	5,500	646
Eaton	66,410	4,208
Emerson Electric	97,406	6,096
Equifax	17,425	1,303
Expeditors International of
Washington	27,000	1,096
Fastenal, Cl A (A)	39,200	1,760
FedEx	37,005	5,974
Flowserve	19,700	1,389
Fluor	21,844	1,459
General Dynamics	44,326	5,633
General Electric	1,402,774	35,939
Honeywell International	109,355	10,183
Illinois Tool Works	50,824	4,290
Ingersoll-Rand	36,100	2,035
Iron Mountain†	24,375	796
Jacobs Engineering Group*	18,800	918
Joy Global (A)	13,500	736
Kansas City Southern	15,800	1,915
L-3 Communications Holdings	11,923	1,418
Lockheed Martin	37,694	6,890
Masco	50,868	1,217
Nielsen Holdings	42,300	1,875
Norfolk Southern	43,126	4,813
Northrop Grumman	29,019	3,823
PACCAR	49,391	2,809
Pall	14,795	1,238
Parker-Hannifin, Cl A	20,671	2,360
Pentair	26,766	1,753
Pitney Bowes (A)	29,375	734
Precision Castparts	20,000	4,738

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Quanta Services*	31,100	$1,128
Raytheon	43,368	4,407
Republic Services	34,983	1,365
Robert Half International	19,027	932
Rockwell Automation	19,126	2,102
Rockwell Collins	19,378	1,521
Roper Industries	13,900	2,033
Ryder System	7,554	680
Snap-on	8,253	999
Southwest Airlines, Cl A	95,449	3,224
Stanley Black & Decker	22,435	1,992
Stericycle, Cl A*	12,100	1,411
Textron	38,698	1,393
Tyco International	61,700	2,750
Union Pacific	125,388	13,594
United Parcel Service, Cl B	98,211	9,653
United Rentals*	13,800	1,533
United Technologies	118,832	12,549
Waste Management	60,428	2,872
WW Grainger	8,465	2,131
Xylem	26,200	930

		252,685

Information Technology — 19.5%
Accenture, Cl A	88,100	7,164
Adobe Systems*	66,836	4,624
Akamai Technologies*	25,500	1,525
Alliance Data Systems*	7,900	1,961
Altera	42,851	1,533
Amphenol, Cl A	21,800	2,177
Analog Devices	43,699	2,163
Apple	837,317	84,360
Applied Materials	169,850	3,670
Autodesk, Cl A*	32,617	1,797
Automatic Data Processing	67,150	5,579
Avago Technologies, Cl A	35,100	3,054
Broadcom, Cl A	74,936	3,029
CA	45,727	1,278
Cisco Systems	712,604	17,936
Citrix Systems*	23,442	1,672
Cognizant Technology Solutions, Cl A*	84,700	3,792
Computer Sciences	20,633	1,262
Corning, Cl B	179,878	3,479
eBay*	157,732	8,933
Electronic Arts*	43,378	1,545
EMC	283,240	8,287
F5 Networks, Cl A*	10,800	1,282
Facebook, Cl A*	272,600	21,546
Fidelity National Information Services, Cl B	39,665	2,233
First Solar*	10,540	693
Fiserv, Cl A*	34,660	2,240
Flir Systems	20,500	642
Google, Cl A*	39,663	23,338
Google, Cl C*	39,663	22,900
Harris	15,200	1,009
Hewlett-Packard	260,665	9,246
Intel	692,015	24,096
International Business Machines	129,637	24,609
Intuit	39,586	3,470
Jabil Circuit	26,579	536

Description	Shares	Market Value ($ Thousands)
Juniper Networks	58,000	$1,285
KLA-Tencor	22,971	1,810
Lam Research	23,317	1,742
Linear Technology	33,794	1,500
MasterCard, Cl A	137,500	10,164
Microchip Technology (A)	27,800	1,313
Micron Technology*	149,369	5,117
Microsoft	1,152,093	53,411
Motorola Solutions	30,729	1,945
NetApp	44,376	1,906
Nvidia	74,348	1,372
Oracle, Cl B	454,488	17,398
Paychex	46,556	2,058
Qualcomm	234,232	17,514
Red Hat*	27,200	1,527
Salesforce.com (A)*	80,300	4,620
SanDisk (A)	31,200	3,056
Seagate Technology	45,500	2,606
Symantec, Cl A	96,047	2,258
TE Connectivity	57,000	3,152
Teradata*	22,468	942
Texas Instruments	149,049	7,108
Total System Services	24,580	761
VeriSign (A)*	15,500	854
Visa, Cl A	68,772	14,674
Western Digital	30,200	2,939
Western Union (A)	73,312	1,176
Xerox	150,706	1,994
Xilinx	37,309	1,580
Yahoo!*	129,038	5,258

		481,700

Materials — 3.4%
Air Products & Chemicals	26,726	3,479
Airgas	9,700	1,073
Alcoa	163,735	2,635
Allegheny Technologies	15,559	577
Avery Dennison	14,115	630
Ball	19,882	1,258
Bemis	14,890	566
CF Industries Holdings	6,890	1,924
Dow Chemical, Cl A	156,775	8,221
E.I. Du Pont de Nemours	127,835	9,174
Eastman Chemical	20,716	1,676
Ecolab	37,630	4,321
FMC	19,000	1,087
Freeport-McMoRan Copper & Gold, Cl B	144,936	4,732
International Flavors & Fragrances	11,594	1,112
International Paper	59,470	2,839
LyondellBasell Industries, Cl A	59,400	6,454
Martin Marietta Materials, Cl A	8,700	1,122
MeadWestvaco	23,915	979
Monsanto	73,248	8,241
Mosaic	44,300	1,967
Newmont Mining	71,608	1,651
Nucor	44,382	2,409
Owens-Illinois*	24,400	636
PPG Industries	19,245	3,786
Praxair	40,699	5,250
Sealed Air	28,328	988

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

S & P 500 Index Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Sherwin-Williams, Cl A	11,616	$2,544
Sigma-Aldrich	16,536	2,249
Vulcan Materials	18,649	1,123

		84,703

Telecommunication Services — 2.4%
AT&T	724,940	25,547
CenturyTel	79,457	3,249
Frontier Communications (A)	142,625	929
Verizon Communications	579,448	28,967
Windstream Holdings (A)	85,846	925

		59,617

Utilities — 3.0%
AES	94,390	1,339
AGL Resources	17,600	903
Ameren	34,644	1,328
American Electric Power	68,115	3,556
Centerpoint Energy	61,468	1,504
CMS Energy	38,492	1,142
Consolidated Edison (A)	40,733	2,308
Dominion Resources	81,340	5,620
DTE Energy	25,445	1,936
Duke Energy	98,707	7,380
Edison International	45,353	2,536
Entergy	25,764	1,993
Exelon	119,846	4,086
FirstEnergy	58,410	1,961
Integrys Energy Group (A)	11,534	748
NextEra Energy	60,920	5,719
NiSource	45,079	1,847
Northeast Utilities	43,935	1,946
NRG Energy (A)	48,400	1,475
Pepco Holdings	34,600	926
PG&E	66,929	3,014
Pinnacle West Capital	16,349	893
PPL	92,571	3,040
Public Service Enterprise Group	70,430	2,623
SCANA	20,900	1,037
Sempra Energy	32,165	3,389
Southern	124,935	5,454
TECO Energy (A)	35,012	608
Wisconsin Energy (A)	32,200	1,385
Xcel Energy	72,019	2,188

		73,884

Total Common Stock (Cost $983,457) ($ Thousands)		2,450,655

AFFILIATED PARTNERSHIP — 2.2%
SEI Liquidity Fund, L.P., 0.080%**†† (B)	54,885,947	54,886

Total Affiliated Partnership (Cost $54,886) ($ Thousands)		54,886

CASH EQUIVALENT — 0.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**††	13,301,212	13,301

Total Cash Equivalent (Cost $13,301) ($ Thousands)		13,301

Description	Face Amount ($ Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (C) (D) — 0.1%
U.S. Treasury Bills
0.015%, 11/06/14	$3,310	$3,310

Total U.S. Treasury Obligations (Cost $3,310) ($ Thousands)		3,310

Total Investments — 102.0% (Cost $1,054,954) ($ Thousands)		$2,522,152

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized (Depreciation) ($ Thousands)
S&P 500 Index E-MINI	240	Dec-2014	$(134)

			$(134)

For the year ended September 30, 2014, the total amount of all open futures contracts as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $2,472,718 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $53,007 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2014 was $54,886 ($ Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

Cl — Class

L.P. — Limited Partnership

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$2,450,655	$—	$—	$2,450,655
Affiliated Partnership	—	54,886	—	54,886
Cash Equivalent	13,301	—	—	13,301
U.S. Treasury Obligations	—	3,310	—	3,310

Total Investments in Securities	$2,463,956	$58,196	$—	$2,522,152

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(134)	$—	$—	$(134)

Total Other Financial Instruments	$(134)	$—	$—	$(134)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.2%

Consumer Discretionary — 12.7%
2U (A)*	36,913	$575
American Axle & Manufacturing Holdings*	37,161	623
American Eagle Outfitters (A)	43,615	633
ANN*	19,341	796
Asbury Automotive Group*	7,069	455
Ascena Retail Group*	20,100	267
Big 5 Sporting Goods	8,365	78
Bloomin’ Brands*	3,100	57
Bravo Brio Restaurant Group*	17,800	231
Bright Horizons Family Solutions*	29,831	1,255
Brown Shoe	33,329	904
Brunswick	50,877	2,144
Buffalo Wild Wings*	9,030	1,212
Cabela’s (A)*	11,180	659
Capella Education	16,789	1,051
Career Education*	40,400	205
Carmike Cinemas*	23,525	729
Children’s Place	18,775	895
Container Store Group (A)*	14,672	319
Cooper Tire & Rubber	21,030	603
Core-Mark Holding, Cl A	24,093	1,278
Coupons.com (A)*	19,366	232
CROCS*	15,300	193
Dana Holding	27,420	526
Denny’s, Cl A*	15,273	107
Destination XL Group*	21,300	101
Dex Media (A)*	8,000	76
Drew Industries*	6,300	266
Entravision Communications, Cl A	39,323	156
Ethan Allen Interiors	17,505	399
Fiesta Restaurant Group*	29,931	1,487
Finish Line, Cl A	17,690	443
Five Below (A)*	71,247	2,822
Francesca’s Holdings (A)*	26,203	365
Fuel Systems Solutions*	3,000	27
Genesco*	8,205	613
Gentherm*	12,730	538
G-III Apparel Group*	5,350	443
GNC Holdings, Cl A	2,700	105
Grand Canyon Education*	1,400	57
Gray Television*	6,300	50
Haverty Furniture	5,176	113
Helen of Troy*	3,900	205
HomeAway*	26,591	944
Jack in the Box	35,341	2,410
K12 (A)*	27,500	439
Krispy Kreme Doughnuts*	49,616	851
La Quinta Holdings*	19,400	368
La-Z-Boy, Cl Z	32,091	635
Libbey*	29,900	785
Lithia Motors, Cl A	17,467	1,322
LKQ*	30,038	799
Loral Space & Communications*	6,500	467
Marriott Vacations Worldwide*	27,424	1,739
Matthews International, Cl A	11,000	483
MDC Partners, Cl A	37,650	722
Men’s Wearhouse	13,139	620

Description	Shares	Market Value ($ Thousands)
Meredith (A)	28,399	$1,215
Meritage Homes*	18,864	670
Modine Manufacturing*	61,886	734
Motorcar Parts & Accesories*	3,300	90
Movado Group	25,028	828
Multimedia Games Holding*	10,255	369
National CineMedia	45,320	658
Nautilus*	12,600	151
Office Depot*	44,000	226
Orbitz Worldwide*	47,734	376
Overstock.com*	12,100	204
Penske Auto Group, Cl A	11,544	469
Pep Boys-Manny Moe & Jack*	32,015	285
PetMed Express (A)	7,000	95
Pier 1 Imports	26,655	317
Pool	34,888	1,881
Popeyes Louisiana Kitchen*	11,520	467
Red Robin Gourmet Burgers*	10,545	600
RetailMeNot*	19,912	322
Ruth’s Chris Steak House	34,809	384
Ryland Group (A)	39,037	1,297
Scientific Games, Cl A (A)*	51,899	559
Shoe Carnival	25,980	463
Shutterfly*	31,275	1,524
Skechers U.S.A., Cl A*	21,592	1,151
Skullcandy*	8,300	65
Sonic	4,500	101
Standard Motor Products	3,300	114
Stoneridge*	18,601	210
TAL Education Group ADR*	24,496	856
Tempur-Pedic International*	12,250	688
Tenneco*	5,000	261
Tile Shop Holdings (A)*	45,055	417
Time*	8,500	199
Tower International*	6,400	161
TRI Pointe Homes*	32,386	419
Tuesday Morning*	31,940	620
Vail Resorts	12,340	1,071
Vera Bradley (A)*	26,514	548
Vince Holding*	2,867	87
Vitamin Shoppe*	38,217	1,696
Wolverine World Wide (A)	28,943	725
Zoe’s Kitchen (A)*	17,648	543
zulily, Cl A (A)*	14,840	562

		61,555

Consumer Staples — 1.7%
Andersons	8,100	509
Casey’s General Stores	12,017	862
Chefs’ Warehouse Holdings (A)*	21,911	356
Chiquita Brands International*	40,100	569
Darling Ingredients*	28,160	516
Fresh Del Monte Produce	17,200	548
J&J Snack Foods	6,935	649
Lancaster Colony	2,800	239
Medifast*	11,233	369
Sanderson Farms (A)	11,835	1,041
Snyder’s-Lance	14,110	374
SpartanNash	28,458	554
Sprouts Farmers Market (A)*	21,296	619
SUPERVALU*	45,300	405
TreeHouse Foods*	7,851	632
Universal	2,400	107

		8,349

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Energy — 6.9%
Abraxas Petroleum*	138,300	$730
Alberta Oilsands*	184,500	21
Alon USA Energy	5,100	73
Alpha Natural Resources (A)*	21,000	52
Approach Resources, Cl A (A)*	79,400	1,151
Basic Energy Services*	36,961	802
Bill Barrett (A)*	16,100	355
Bonanza Creek Energy*	10,425	593
Bristow Group (A)	11,225	754
C&J Energy Services*	13,479	412
Callon Petroleum*	14,800	130
Carrizo Oil & Gas*	15,376	828
Clayton Williams Energy*	1,900	183
Cloud Peak Energy*	26,700	337
Comstock Resources	2,500	47
Delek US Holdings	24,421	809
Dril-Quip*	13,166	1,177
Eclipse Resources (A)*	14,713	244
Exterran Holdings	17,475	774
Forest Oil*	62,500	73
Forum Energy Technologies*	37,741	1,155
GasLog	9,300	205
Goodrich Petroleum (A)*	9,212	136
Green Plains	8,200	307
Helix Energy Solutions Group*	81,377	1,795
Key Energy Services*	13,300	64
Kodiak Oil & Gas*	12,300	167
Laredo Petroleum (A)*	45,036	1,009
Matador Resources*	38,903	1,006
Matrix Service*	29,737	717
McDermott International (A)*	77,900	446
Navigator Holdings*	10,600	295
Newpark Resources, Cl A*	22,500	280
North Atlantic Drilling	34,200	228
Nuverra Environmental Solutions (A)*	72,500	1,069
Oasis Petroleum*	22,657	947
Oil States International*	8,400	520
Parker Drilling*	38,100	188
PDC Energy, Cl A*	30,522	1,535
Penn Virginia*	31,231	397
PetroQuest Energy*	32,500	183
Pioneer Energy Services*	70,837	993
Quicksilver Resources (A)*	183,700	111
Renewable Energy Group*	10,200	103
Resolute Energy (A)*	47,700	299
REX American Resources*	10,000	729
Ring Energy (A)*	12,125	179
Rosetta Resources*	43,718	1,948
Scorpio Tankers	85,700	712
StealthGas*	45,900	418
Stone Energy, Cl A*	8,100	254
Superior Energy Services	22,669	745
Synergy Resources*	52,735	643
Tesco	47,650	946
TETRA Technologies*	90,015	974
Triangle Petroleum (A)*	19,870	219
VAALCO Energy*	83,540	710
Vertex Energy (A)*	14,900	104
Western Refining	13,100	550
Willbros Group*	37,500	313

		33,144

Description	Shares	Market Value ($ Thousands)
Financials — 19.6%
Acadia Realty Trust†	25,120	$693
Agree Realty†	9,200	252
Altisource Residential†	4,400	106
Ambac Financial Group*	4,700	104
American Assets Trust†	20,225	667
American Campus Communities†	14,600	532
American Capital Mortgage Investment†	10,900	205
American Equity Investment Life Holding (A)	44,184	1,011
AmTrust Financial Services (A)	7,684	306
Argo Group International Holdings	14,760	743
Artisan Partners Asset Management, Cl A	5,160	269
Ashford Hospitality Trust†	4,400	45
Associated Estates Realty†	23,330	409
Astoria Financial	62,670	777
Banco Latinoamericano de Exportaciones, Cl E	10,600	325
Bancorpsouth, Cl A (A)	39,209	790
Bank of the Ozarks (A)	52,146	1,644
Banner	36,570	1,407
BBCN Bancorp	30,080	439
BGC Partners, Cl A	53,900	400
BofI Holding*	8,984	653
Boston Private Financial Holdings	60,433	749
Brandywine Realty Trust†	34,620	487
Capital Bank Financial, Cl A*	23,633	564
Capitol Federal Financial	49,000	579
Caretrust*†	2,100	30
CatchMark Timber Trust, Cl A†	27,600	302
Cathay General Bancorp	2,700	67
Cedar Realty Trust†	53,900	318
Central Pacific Financial	76,337	1,369
Chatham Lodging Trust†	3,100	72
Chesapeake Lodging Trust†	16,640	485
City National	7,210	546
CNO Financial Group	144,800	2,456
CoBiz Financial	58,973	659
Cohen & Steers (A)	2,238	86
Columbia Banking System	18,230	452
Cousins Properties, Cl A†	16,200	194
Credit Acceptance, Cl A*	4,300	542
CubeSmart†	41,999	755
Customers Bancorp*	19,000	341
CyrusOne†	4,400	106
CYS Investments†	24,300	200
DiamondRock Hospitality†	94,350	1,196
DuPont Fabros Technology†	21,230	574
Eagle Bancorp*	19,448	619
East West Bancorp	20,730	705
EastGroup Properties†	26,979	1,635
Education Realty Trust, Cl A†	59,192	608
Employers Holdings	27,300	525
EPR Properties, Cl A†	15,165	769
EverBank Financial, Cl A	21,340	377
Evercore Partners, Cl A	8,680	408
FBR*	17,775	489
Federated National Holding	7,300	205

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
FelCor Lodging Trust†	62,700	$587
Fidelity & Guaranty Life	25,200	538
Financial Engines (A)	17,785	608
First American Financial	300	8
First BanCorp Puerto Rico*	119,515	568
First Cash Financial Services*	672	38
First Citizens BancShares, Cl A	500	108
First Commonwealth Financial	80,930	679
First Financial Bancorp	40,580	642
First Horizon National	68,986	847
First Interstate BancSystem, Cl A	20,348	541
First Midwest Bancorp	29,900	481
First NBC Bank Holding*	1,600	52
First Potomac Realty Trust†	16,480	194
Forest City Enterprises, Cl A*	24,160	473
Forestar Group*	18,880	335
Fulton Financial	46,470	515
FXCM, Cl A (A)	69,943	1,109
Geo Group†	33,200	1,269
Glacier Bancorp, Cl A	29,575	765
Gramercy Property Trust (A)†	84,000	484
Hanover Insurance Group, Cl A	25,370	1,558
Hatteras Financial†	11,000	198
HCI Group	5,400	194
Healthcare Realty Trust†	500	12
HFF, Cl A*	4,000	116
Highwoods Properties†	25,844	1,005
Home BancShares	23,325	686
HomeStreet	3,300	56
Horace Mann Educators, Cl A	22,800	650
IBERIABANK	28,825	1,802
Infinity Property & Casualty	2,100	134
Inland Real Estate†	33,900	336
International Bancshares	2,900	71
Investment Technology Group*	53,264	839
Investors Bancorp	16,600	168
Investors Real Estate Trust†	4,500	35
Janus Capital Group (A)	47,478	690
Jones Lang LaSalle	4,836	611
Kennedy-Wilson Holdings	21,600	517
Kite Realty Group Trust†	23,959	581
LaSalle Hotel Properties†	23,295	798
Lexington Realty Trust†	147,263	1,442
LTC Properties†	5,100	188
Mack-Cali Realty†	11,100	212
Maiden Holdings	52,300	579
MarketAxess Holdings	7,406	458
Meadowbrook Insurance Group	64,600	378
Medical Properties Trust†	74,186	910
Medley Management, Cl A*	15,700	265
MGIC Investment*	96,640	755
Montpelier Re Holdings	12,800	398
National Health Investors†	3,700	211
Navigators Group*	1,600	98
NBT Bancorp	8,600	194
Nelnet, Cl A	17,000	732
Northfield Bancorp	35,350	482
Ocwen Financial*	7,800	204
OFG Bancorp	55,926	838
Old National Bancorp, Cl A	44,595	578
Opus Bank*	18,643	571
PacWest Bancorp	18,498	763

Description	Shares	Market Value ($ Thousands)
Parkway Properties (A)†	30,423	$571
Pebblebrook Hotel Trust†	43,393	1,620
PennantPark Investment	39,656	433
Pennsylvania Real Estate Investment Trust†	27,054	539
Pinnacle Financial Partners	5,500	199
Piper Jaffray*	400	21
Platinum Underwriters Holdings	10,600	645
Popular*	24,300	715
Potlatch†	6,377	256
Primerica	2,900	140
PrivateBancorp, Cl A	5,300	158
Prosperity Bancshares	2,100	120
Provident Financial Services	10,000	164
PS Business Parks†	6,400	487
Radian Group	115,841	1,652
RAIT Financial Trust†	77,123	573
Ramco-Gershenson Properties†	21,000	341
RCS Capital, Cl A	7,000	158
RE, Cl A	17,836	530
RLI (A)	17,804	771
RLJ Lodging Trust†	9,800	279
Rouse Properties (A)†	25,900	419
Ryman Hospitality Properties (A)†	15,865	750
Sabra Health Care†	20,200	491
Safeguard Scientifics*	28,712	528
Select Income†	1,900	46
Selective Insurance Group	29,120	645
Signature Bank NY, Cl B*	10,660	1,195
South State	14,165	792
Sovran Self Storage†	9,900	736
STAG Industrial†	9,600	199
StanCorp Financial Group	6,340	401
Starwood Property Trust†	13,200	290
Stewart Information Services	19,766	580
Stifel Financial*	22,530	1,056
Strategic Hotels & Resorts*†	33,000	384
Summit Hotel Properties†	1,800	19
Sunstone Hotel Investors†	70,713	977
Susquehanna Bancshares	3,600	36
SVB Financial Group, Cl B*	7,336	822
Symetra Financial	33,113	773
Synovus Financial	31,761	751
TCF Financial	36,810	572
Texas Capital Bancshares*	14,954	862
THL Credit (A)	13,700	177
Two Harbors Investment†	20,500	198
Umpqua Holdings	3,100	51
United Community Banks	83,403	1,373
United Insurance Holdings	18,000	270
Universal Insurance Holdings	19,400	251
ViewPoint Financial Group	10,400	249
Walter Investment Management (A)*	6,700	147
Webster Financial	27,750	809
Western Alliance Bancorp*	84,778	2,026
Winthrop Realty Trust†	19,300	291
Wintrust Financial	12,950	578
WSFS Financial	13,090	937
Yadkin Financial*	23,110	420

		94,873

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Health Care — 13.2%
Acadia Healthcare, Cl A (A)*	58,610	$2,843
ACADIA Pharmaceuticals (A)*	14,066	348
Acceleron Pharma*	8,679	262
Accuray (A)*	112,500	817
Acorda Therapeutics*	2,900	98
Addus HomeCare*	21,033	412
Aegerion Pharmaceuticals, Cl A (A)*	7,070	236
Aerie Pharmaceuticals*	15,764	326
Affymetrix, Cl A (A)*	21,100	168
Akorn (A)*	54,452	1,975
Alere*	6,200	240
Align Technology*	9,030	467
AMN Healthcare Services*	4,700	74
Amsurg*	28,224	1,413
ANI Pharmaceuticals*	8,400	238
Anika Therapeutics*	17,300	634
Aratana Therapeutics (A)*	17,976	180
Arrowhead Research (A)*	16,306	241
Avalanche Biotechnologies (A)*	6,467	221
BioCryst Pharmaceuticals*	9,700	95
BioDelivery Sciences International*	30,202	516
Bluebird Bio*	2,900	104
Bruker BioSciences*	17,667	327
Cambrex*	24,200	452
Cantel Medical	3,550	122
Cardiovascular Systems*	16,754	396
Celldex Therapeutics, Cl A (A)*	6,600	86
Centene*	11,489	950
Charles River Laboratories International*	19,373	1,157
Chimerix*	13,107	362
Conmed	26,145	963
Cross Country Healthcare*	41,500	386
Cubist Pharmaceuticals*	9,678	642
Depomed*	38,400	583
DexCom*	27,763	1,110
Emergent Biosolutions*	31,270	666
Enanta Pharmaceuticals*	3,700	146
Endocyte (A)*	10,200	62
Ensign Group	7,200	251
Exact Sciences (A)*	15,789	306
ExamWorks Group (A)*	27,146	889
Five Star Quality Care*	24,384	92
Fluidigm*	21,971	538
GenMark Diagnostics (A)*	40,574	364
Gentiva Health Services*	19,400	325
Globus Medical, Cl A*	36,890	726
Greatbatch*	38,745	1,651
GW Pharmaceuticals PLC*	3,310	268
Halozyme Therapeutics (A)*	40,547	369
Health Net, Cl A*	11,700	539
HealthSouth	67,697	2,498
HeartWare International*	7,649	594
ICON*	10,239	586
ICU Medical*	5,620	361
Idera Pharmaceuticals (A)*	43,600	100
Ignyta*	21,646	174
ImmunoGen (A)*	5,000	53
Impax Laboratories*	5,300	126

Description	Shares	Market Value ($ Thousands)
Insmed*	55,406	$723
Insulet*	34,214	1,261
Intrexon (A)*	9,646	179
Invacare	800	9
Isis Pharmaceuticals (A)*	40,897	1,588
Jazz Pharmaceuticals*	3,590	576
K2M Group Holdings*	39,451	569
Karyopharm Therapeutics (A)*	6,759	236
Keryx Biopharmaceuticals (A)*	19,839	273
Kindred Healthcare	3,800	74
Kite Pharma (A)*	8,635	246
KYTHERA Biopharmaceuticals (A)*	6,751	221
Lannett*	17,100	781
LDR Holding (A)*	37,987	1,183
Luminex*	1,200	24
Magellan Health*	15,266	835
MEDNAX*	18,396	1,008
Molina Healthcare*	15,857	671
Momenta Pharmaceuticals*	17,000	193
MWI Veterinary Supply*	2,770	411
Natus Medical*	23,400	690
Nektar Therapeutics*	31,011	374
NewLink Genetics (A)*	15,512	332
Novadaq Technologies*	41,469	526
NPS Pharmaceuticals*	17,950	467
Oramed Pharmaceuticals (A)*	31,238	252
OraSure Technologies*	22,300	161
Orexigen Therapeutics (A)*	57,625	246
Orthofix International*	11,000	341
Otonomy*	10,209	245
Pacific Biosciences of California*	6,700	33
Pacira Pharmaceuticals*	11,770	1,141
Parexel International*	13,100	827
Pernix Therapeutics Holdings*	22,200	171
PharMerica*	43,126	1,054
Portola Pharmaceuticals*	11,582	293
POZEN*	5,700	42
Premier, Cl A*	17,345	570
Prestige Brands Holdings, Cl A*	16,790	544
Providence Service*	8,292	401
PTC Therapeutics*	1,500	66
Puma Biotechnology*	8,509	2,030
RadNet*	13,600	90
Receptos*	6,700	416
Relypsa*	22,683	478
Repligen*	24,193	482
Revance Therapeutics*	17,348	335
Rigel Pharmaceuticals*	47,900	93
Sage Therapeutics*	3,818	120
Sagent Pharmaceuticals*	12,144	378
Select Medical Holdings	23,900	287
Sirona Dental Systems, Cl A*	7,685	589
Spectranetics*	22,893	608
STERIS, Cl A	11,230	606
Sunesis Pharmaceuticals (A)*	29,624	212
Supernus Pharmaceuticals*	10,500	91
Surgical Care Affiliates*	28,112	751
SurModics*	3,200	58
Symmetry Medical*	22,700	229
Synageva BioPharma, Cl A (A)*	4,351	299

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Syneron Medical*	40,739	$408
Tandem Diabetes Care (A)*	15,615	210
Team Health Holdings*	16,721	970
TESARO (A)*	10,279	277
Threshold Pharmaceuticals, Cl A (A)*	35,480	128
Ultragenyx Pharmaceutical (A)*	4,365	247
Unilife (A)*	166,073	381
Veeva Systems, Cl A*	20,328	573
Versartis (A)*	8,623	164
WellCare Health Plans*	21,374	1,290
Zeltiq Aesthetics*	6,400	145

		63,910

Industrials — 15.5%
AAON	7,800	133
AAR	21,881	528
ACCO Brands*	30,000	207
Actuant, Cl A	68,707	2,097
Acuity Brands (A)	8,562	1,008
Aegean Marine Petroleum Network	24,300	223
Aegion, Cl A*	12,300	274
Aerovironment*	7,500	226
Air Transport Services Group*	29,000	211
Aircastle	11,700	191
Albany International, Cl A	3,300	112
American Woodmark*	5,300	195
Apogee Enterprises	12,900	514
ARC Document Solutions*	7,400	60
ArcBest	6,400	239
Argan*	7,800	260
Astronics*	7,980	381
Astronics, Cl B*	1,476	70
Barnes Group	29,775	904
Barrett Business Services	3,160	125
Beacon Roofing Supply*	13,029	332
Blount International*	7,300	110
Carlisle	20,096	1,615
Chart Industries (A)*	14,622	894
CIRCOR International	16,405	1,105
Civeo	10,400	121
Corporate Executive Board	10,434	627
Curtiss-Wright	25,672	1,692
Deluxe	17,094	943
Diana Shipping*	31,039	278
DXP Enterprises*	4,525	333
Dycom Industries*	48,090	1,477
EMCOR Group	44,145	1,764
EnerSys (A)	22,096	1,296
Engility Holdings*	15,668	488
Esterline Technologies*	15,319	1,705
Exponent	2,200	156
Fortune Brands Home & Security	14,790	608
FreightCar America, Cl A	21,024	700
FTI Consulting*	14,900	521
G&K Services	22,585	1,251
Generac Holdings (A)*	29,758	1,206
General Cable	24,223	365
Genesee & Wyoming, Cl A*	9,844	938
Gibraltar Industries*	8,864	121
Global Brass & Copper Holdings	5,700	84

Description	Shares	Market Value ($ Thousands)
Global Power Equipment Group	35,300	$526
Graco	7,275	531
GrafTech International (A)*	77,100	353
Great Lakes Dredge & Dock*	109,600	677
Greenbrier (A)	12,392	909
H&E Equipment Services	45,990	1,853
Healthcare Services Group	13,430	384
HEICO	10,989	513
Hexcel, Cl A*	36,147	1,435
Hub Group, Cl A*	10,872	441
Huron Consulting Group*	7,810	476
Hyster-Yale Materials Handling	10,500	752
ICF International, Cl A*	7,600	234
IDEX	13,010	942
Interface, Cl A	24,689	398
JetBlue Airways (A)*	78,100	830
John Bean Technologies, Cl A	18,180	511
Kadant	14,405	563
Kaman, Cl A	10,600	417
KAR Auction Services	9,800	281
KBR	22,100	416
Keyw Holding, Cl A (A)*	23,431	259
Kforce	1,200	23
Kirby*	14,196	1,673
Knight Transportation (A)	22,804	625
Korn/Ferry International*	26,210	653
Lincoln Electric Holdings	12,810	886
Lindsay (A)	6,301	471
Marten Transport	22,543	401
MasTec (A)*	13,870	425
Meritor*	39,825	432
Middleby*	22,332	1,968
Mobile Mini	17,072	597
Moog, Cl A*	14,880	1,018
MRC Global*	15,500	361
MSA Safety	1,200	59
MSC Industrial Direct, Cl A	5,342	457
MYR Group*	24,600	592
Navigant Consulting*	8,600	120
NN, Cl A	1,600	43
Norcraft*	3,035	49
Northwest Pipe*	15,110	515
Old Dominion Freight Line, Cl A*	10,539	744
Orbital Sciences*	20,650	574
Orion Marine Group*	21,300	213
Patrick Industries*	1,600	68
Performant Financial*	1,800	15
PGT*	27,069	252
PowerSecure International*	6,200	60
Primoris Services	53,853	1,446
Quality Distribution*	6,700	86
Rand Logistics*	29,200	166
RBC Bearings*	10,450	592
Rexnord*	20,420	581
Rush Enterprises, Cl A (A)*	34,619	1,158
Safe Bulkers	27,400	182
Saia*	23,823	1,181
Scorpio Bulkers*	52,700	307
Simpson Manufacturing	9,919	289
Spirit Airlines*	8,621	596
Standex International	6,628	491
Steelcase, Cl A	41,964	679

5	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Swift Transportation, Cl A (A)*	97,018	$2,035
Taser International (A)*	9,000	139
Titan Machinery (A)*	31,900	414
Toro	6,479	384
Trex (A)*	22,879	791
TrueBlue*	76,185	1,924
Tutor Perini*	17,700	467
Unifirst	1,100	106
United Rentals (A)*	8,374	930
US Ecology	13,323	623
USG (A)*	24,413	671
Valmont Industries (A)	6,279	847
Wabash National*	52,099	694
Watsco	8,345	719
XPO Logistics (A)*	16,921	637

		74,818

Information Technology — 18.1%
A10 Networks*	51,216	467
ACI Worldwide*	25,230	473
Acxiom*	40,330	667
Adtran	23,821	489
Advanced Energy Industries*	3,700	69
Alliance Fiber Optic Products	25,400	316
Ambarella (A)*	9,538	417
Amkor Technology*	45,700	384
Anixter International*	3,800	322
Arista Networks (A)*	2,618	231
ARRIS Group*	19,545	554
Aruba Networks*	27,487	593
Aspen Technology*	53,474	2,017
Atmel*	70,520	570
AVG Technologies*	21,908	363
Belden	18,136	1,161
Benchmark Electronics*	11,200	249
Brightcove*	8,700	48
Brooks Automation	46,184	485
Cabot Microelectronics*	5,300	220
CACI International, Cl A*	5,690	406
Cadence Design Systems*	53,525	921
Calix*	26,400	253
Cavium (A)*	45,330	2,254
ChannelAdvisor*	12,868	211
ChipMOS TECHNOLOGIES Bermuda	6,200	140
Ciber*	129,000	442
Ciena (A)*	49,417	826
Clearfield*	2,900	37
Cognex*	1,800	73
CommVault Systems*	8,585	433
Computer Task Group	30,800	342
comScore*	6,700	244
Comverse*	3,800	85
Constant Contact*	9,300	252
Conversant*	1,500	51
Cornerstone OnDemand*	37,792	1,300
CoStar Group*	7,459	1,160
Cray (A)*	20,700	543
Daktronics	6,700	82
Dealertrack Technologies*	56,524	2,454
Demandware*	30,828	1,570
Digi International*	59,500	446
Digital River*	3,700	54
Diodes*	9,500	227

Description	Shares	Market Value ($ Thousands)
Dot Hill Systems*	81,600	$308
Electronics For Imaging*	11,930	527
Emulex*	22,300	110
Entegris*	47,880	551
Entropic Communications*	9,200	24
Envestnet*	54,393	2,448
EPAM Systems*	6,000	263
Euronet Worldwide*	19,771	945
EVERTEC	24,215	541
Exar*	50,800	455
ExlService Holdings*	1,900	46
Extreme Networks*	68,300	327
Fabrinet*	20,600	301
Fairchild Semiconductor International*	45,674	709
FARO Technologies*	2,700	137
FEI	11,584	874
FleetMatics Group (A)*	13,311	406
FormFactor*	21,300	153
Fortinet*	59,261	1,497
Global Cash Access Holdings*	45,300	306
Guidewire Software, Cl Z*	41,934	1,859
Harmonic, Cl A*	35,000	222
Hutchinson Technology*	49,850	182
iGATE*	5,700	209
Immersion*	12,995	112
Imperva*	8,747	251
Infinera (A)*	47,399	506
Infoblox*	62,640	924
Inphi*	81,132	1,167
Insight Enterprises*	19,500	441
Integrated Device Technology*	54,297	866
Interactive Intelligence Group*	9,450	395
International Rectifier*	1,600	63
Intersil, Cl A	165,347	2,350
Intralinks Holdings, Cl A*	39,990	324
InvenSense, Cl A (A)*	50,190	990
j2 Global (A)	11,215	553
Kofax (A)*	13,900	108
Lattice Semiconductor*	155,355	1,165
Littelfuse	14,706	1,253
LogMeIn*	8,220	379
Manhattan Associates*	17,600	588
Marketo (A)*	14,731	476
MAXIMUS	19,850	797
Mentor Graphics	59,392	1,217
Methode Electronics	22,100	815
Monolithic Power Systems	30,084	1,325
Monotype Imaging Holdings	13,300	377
MTS Systems, Cl A	800	55
NetScout Systems*	3,700	170
Newport*	2,100	37
NIC*	7,300	126
Nimble Storage (A)*	51,276	1,332
OmniVision Technologies*	23,200	614
Palo Alto Networks*	4,060	398
Pandora Media*	18,860	456
PDF Solutions*	3,000	38
Pegasystems	3,400	65
Photronics*	85,048	685
Plantronics	6,700	320
Plexus*	15,759	582
Polycom*	10,800	133

6	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Power Integrations	13,396	$722
PRGX Global*	56,300	330
Progress Software*	11,209	268
PTC*	36,425	1,344
Qlik Technologies*	28,745	777
QLogic*	6,100	56
RF Micro Devices, Cl A (A)*	90,985	1,050
Rogers*	2,600	142
Ruckus Wireless*	154,787	2,068
Saba Software*	15,800	213
Sanmina*	41,190	859
Sapient*	11,800	165
Scansource*	3,700	128
Science Applications International	1,900	84
ShoreTel*	23,600	157
Shutterstock (A)*	7,677	548
Silicon Graphics International*	2,900	27
Silicon Image*	57,600	290
Silicon Laboratories*	13,930	566
SolarWinds*	17,390	731
Sonus Networks*	71,500	245
Spansion, Cl A*	64,274	1,465
SPS Commerce*	20,309	1,079
SS&C Technologies Holdings*	15,433	677
Stamps.com*	9,955	316
Super Micro Computer*	19,600	577
Sykes Enterprises*	4,000	80
Synaptics*	14,030	1,027
SYNNEX	11,577	748
Tableau Software, Cl A*	16,220	1,179
Take-Two Interactive Software, Cl A*	8,200	189
Tech Data*	12,520	737
TeleTech Holdings*	2,700	67
Teradyne	12,955	251
Tivo*	1,500	19
Trulia (A)*	4,983	244
Tyler Technologies*	300	27
Ultimate Software Group*	6,234	882
Ultra Clean Holdings*	6,200	55
Ultratech*	8,800	200
Unisys*	7,600	178
VeriFone Holdings*	13,010	447
Verint Systems*	14,460	804
Virtusa*	6,400	228
Vishay Intertechnology (A)	53,402	763
WEX*	13,065	1,441
Xcerra*	76,255	747
Yelp, Cl A*	6,360	434
Zebra Technologies, Cl A*	8,030	570
Zillow, Cl A (A)*	4,260	494

		87,449

Materials — 3.7%
Advanced Emissions Solutions*	8,200	175
AK Steel Holding (A)*	86,035	689
Axiall	5,000	179
Balchem	7,960	450
Berry Plastics Group*	35,110	886
Boise Cascade*	16,570	499
Calgon Carbon*	9,100	176
Commercial Metals, Cl A	50,010	854
Eagle Materials	6,968	710

Description	Shares	Market Value ($ Thousands)
Ferro*	38,900	$564
Flotek Industries*	21,374	557
FutureFuel	3,700	44
Globe Specialty Metals	19,900	362
Gold Resource (A)	14,800	76
Graphic Packaging Holding*	18,400	229
H.B. Fuller	15,016	596
Innophos Holdings	800	44
Innospec	300	11
Kaiser Aluminum	5,723	436
KapStone Paper and Packaging*	4,800	134
Kraton Performance Polymers*	7,000	125
Landec*	39,700	486
Louisiana-Pacific*	26,745	364
LSB Industries*	3,900	139
Materion	4,100	126
Minerals Technologies	12,362	763
Myers Industries	3,200	56
Novagold Resources (A)*	34,800	105
PolyOne	55,080	1,960
Quaker Chemical	9,051	649
RTI International Metals*	16,415	405
Schulman A	9,100	329
Senomyx (A)*	4,800	39
Sensient Technologies	25,965	1,359
Silgan Holdings	10,699	503
TCP International Holdings*	26,148	199
US Silica Holdings	28,526	1,783
Worthington Industries	22,245	828

		17,889

Telecommunication Services — 0.3%
Boingo Wireless*	28,260	202
Inteliquent	12,600	157
Intelsat*	3,500	60
magicJack VocalTec*	5,700	56
RingCentral, Cl A*	63,029	801
Vonage Holdings*	50,100	164

		1,440

Utilities — 2.5%
ALLETE	38,505	1,709
American States Water	12,400	377
Cadiz (A)*	27,700	288
California Water Service Group, Cl A	1,900	43
Cleco	16,950	816
Dynegy, Cl A*	24,270	701
Empire District Electric (A)	21,300	514
Great Plains Energy	7,500	181
Idacorp, Cl A	1,300	70
Laclede Group	500	23
New Jersey Resources	8,700	440
NorthWestern	18,835	854
Otter Tail	5,500	147
Piedmont Natural Gas (A)	9,400	315
PNM Resources	75,426	1,879
Portland General Electric	28,010	900
South Jersey Industries, Cl A	10,820	577
Southwest Gas	16,204	787
UIL Holdings	26,530	939
Vectren	9,618	383

		11,943

7	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Total Common Stock (Cost $392,864) ($ Thousands)		$455,370

EXCHANGE TRADED FUNDS — 0.6%
iShares Russell 2000 Growth ETF (A)	10,142	1,315
iShares Russell 2000 Value ETF (A)	16,700	1,563

Total Exchange Traded Funds (Cost $2,858) ($ Thousands)		2,878

	Number of Rights

RIGHTS — 0.0%
Allos Therapeutics*	45,500	—
Furiex Pharmaceuticals - CVR*	300	—

Total Rights (Cost $—) ($Thousands)		—

AFFILIATED PARTNERSHIP — 12.3%
SEI Liquidity Fund, L.P., 0.080%**†† (B)	59,508,011	59,508

Total Affiliated Partnership (Cost $59,508) ($ Thousands)		59,508

CASH EQUIVALENT — 4.9%
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%**††	23,849,366	23,849

Total Cash Equivalent (Cost $23,849) ($ Thousands)		23,849

U.S. TREASURY OBLIGATION (C) (D) — 0.2%
U.S. Treasury Bills 0.040%, 03/05/15	783	783

Total U.S. Treasury Obligation (Cost $783) ($ Thousands)		783

Total Investments — 112.2% (Cost $479,862) ($ Thousands)		$542,388

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	94	Dec-2014	$(456)

			$(456)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $483,282 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.
(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $56,717 ($ Thousands).

(B)	This security was purchased with cash collateral received from securities on loan. The total market value of such securities as of September 30, 2014 was $59,508 ($Thousands).

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt

Cl — Class

CVR — Contingent Value Rights

ETF — Exchange Traded Fund

L.P. — Limited Partnership

PLC — Public Limited Company

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$455,370	$—	$—	$455,370
Exchange Traded Funds	2,878	—	—	2,878
Rights	—	—	—	—
Affiliated Partnership	—	59,508	—	59,508
Cash Equivalent	23,849	—	—	23,849
U.S. Treasury Obligations	—	783	—	783

Total Investments in Securities	$482,097	$60,291	$—	$542,388

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(456)	$—	$—	$(456)

Total Other Financial Instruments	$(456)	$—	$—	$(456)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

8	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.9%‡

Consumer Discretionary — 8.3%
American Eagle Outfitters (A)	59,072	$858
America’s Car-Mart*	10,316	408
Arctic Cat	20,714	721
Ascena Retail Group*	38,200	508
Big 5 Sporting Goods	14,100	132
Big Lots	10,300	444
Bravo Brio Restaurant Group*	15,900	206
Bright Horizons Family Solutions*	8,920	375
Brinker International	21,600	1,097
Brunswick	11,440	482
Cabela’s (A)*	6,101	359
Callaway Golf (A)	58,551	424
Cato, Cl A	12,400	427
Children’s Place (A)	7,520	358
Core-Mark Holding, Cl A	6,511	345
CROCS*	29,100	366
CSS Industries	24,100	585
Dana Holding	45,925	880
Destination XL Group*	40,500	191
DreamWorks Animation SKG, Cl A (A)*	27,398	747
Ethan Allen Interiors (A)	21,984	501
Express*	28,874	451
Finish Line, Cl A	13,100	328
FTD*	3,240	111
Genesco*	6,770	506
Gentherm*	6,630	280
G-III Apparel Group*	3,400	282
GNC Holdings, Cl A	5,100	198
Hyatt Hotels, Cl A*	4,050	245
Journal Communications, Cl A*	74,900	632
K12 (A)*	52,200	833
Krispy Kreme Doughnuts*	40,942	703
La Quinta Holdings*	12,330	234
Libbey*	56,900	1,494
Marriott Vacations Worldwide*	6,290	399
Matthews International, Cl A	33,248	1,459
MDC Partners, Cl A	57,700	1,107
Men’s Wearhouse	6,758	319
Meredith	9,540	408
Movado Group	6,825	225
NACCO Industries, Cl A	12,447	619
Office Depot*	83,700	430
Outerwall (A)*	4,600	258
Oxford Industries, Cl A	4,341	265
Pep Boys-Manny Moe & Jack*	26,420	235
Pier 1 Imports	37,486	446
Pool	6,630	358
Popeyes Louisiana Kitchen*	7,320	296
Remy International	14,987	308
Rent-A-Center (A)	64,408	1,955
Ryland Group	12,585	418
Sally Beauty Holdings*	14,742	404
Scientific Games, Cl A (A)*	21,003	226
Select Comfort*	19,431	407
Shoe Carnival	10,900	194
Smith & Wesson Holding (A)*	34,100	322
Stage Stores	21,300	365
Standard Motor Products	17,300	596
Starwood Hotels & Resorts Worldwide	1,500	125
Stoneridge*	23,900	269

Description	Shares	Market Value ($ Thousands)
TRI Pointe Homes*	23,400	$303
Vail Resorts	9,100	790
Vera Bradley (A)*	11,515	238
Vitamin Shoppe*	18,500	821

		31,276

Consumer Staples — 2.4%
Casey’s General Stores	4,496	322
Chiquita Brands International*	41,300	586
Cott	46,371	319
Darling Ingredients*	67,442	1,236
Dean Foods	24,062	319
Fresh Del Monte Produce	40,733	1,299
Ingles Markets, Cl A	28,600	678
J&J Snack Foods	5,720	535
Pantry*	14,478	293
Roundy’s	22,600	68
Snyder’s-Lance	15,827	419
SpartanNash	53,590	1,042
TreeHouse Foods*	6,070	489
Universal (A)	16,700	741
USANA Health Sciences (A)*	6,400	472
Weis Markets	4,700	183

		9,001

Energy — 7.7%
Alon USA Energy	19,300	277
Approach Resources, Cl A (A)*	185,443	2,689
Bill Barrett (A)*	30,500	672
Bonanza Creek Energy*	6,460	368
C&J Energy Services*	4,270	130
Carrizo Oil & Gas*	5,378	289
Cloud Peak Energy*	106,022	1,338
Delek US Holdings	11,300	374
Emerald Oil (A)*	20,978	129
Energy XXI Bermuda (A)	30,252	343
Era Group*	28,724	625
Exterran Holdings	14,415	639
Forum Energy Technologies*	9,120	279
Goodrich Petroleum (A)*	17,101	253
Green Plains	7,900	295
Gulfmark Offshore, Cl A	25,345	795
Helix Energy Solutions Group*	35,915	792
Hercules Offshore (A)*	197,200	434
Key Energy Services*	82,351	399
McDermott International (A)*	208,686	1,194
Mitcham Industries*	19,648	217
Navigator Holdings*	20,100	559
Newpark Resources, Cl A*	54,971	684
North Atlantic Drilling (A)	65,000	433
Northern Oil And Gas (A)*	22,995	327
Nuverra Environmental Solutions (A)*	137,700	2,031
Oasis Petroleum*	9,414	394
Oil States International*	5,340	331
Parker Drilling*	212,405	1,049
PDC Energy, Cl A*	13,405	674
Resolute Energy (A)*	90,700	569
Ring Energy (A)*	10,007	148
Rosetta Resources*	18,604	829
Scorpio Tankers (A)	162,900	1,354
SEACOR Holdings, Cl A*	4,029	301
StealthGas*	87,200	794
Superior Energy Services	8,104	266
Synergy Resources*	15,053	183

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Tesco	10,938	$217
TETRA Technologies*	104,840	1,134
TGC Industries*	26,435	102
Tidewater, Cl A	21,467	838
Unit*	15,905	933
VAALCO Energy*	7,000	60
Warren Resources*	117,300	622
World Fuel Services (A)	44,630	1,782

		29,145

Financials — 36.6%‡
1st Source	28,050	799
Acadia Realty Trust†	20,730	572
Agree Realty†	8,280	227
Alexandria Real Estate Equities†	6,350	468
Allied World Assurance Holdings	15,179	559
American Assets Trust†	16,690	550
American Campus Communities†	12,045	439
American Capital Mortgage Investment†	20,800	391
American Equity Investment Life Holding (A)	46,400	1,062
American National Bankshares	1,950	44
Ameris Bancorp	2,844	62
AmTrust Financial Services (A)	3,100	123
Anworth Mortgage Asset†	160,861	770
Apartment Investment & Management, Cl A†	13,503	430
Arrow Financial	1,618	41
Ashford Hospitality Prime†	6,660	101
Ashford Hospitality Trust†	61,600	630
Aspen Insurance Holdings	9,700	415
Associated Estates Realty†	14,880	261
Astoria Financial	7,550	94
AvalonBay Communities†	4,969	700
BancFirst	2,300	144
Banco Latinoamericano de Exportaciones, Cl E	32,700	1,003
Bancorpsouth, Cl A (A)	17,300	348
Bank Mutual	12,400	80
Bank of Marin Bancorp	1,600	73
Bank of the Ozarks (A)	18,155	572
BankFinancial	3,300	34
BankUnited	20,054	611
Banner	4,050	156
BBCN Bancorp	31,170	455
Beneficial Mutual Bancorp*	2,750	35
Berkshire Hills Bancorp	35,531	835
BioMed Realty Trust (A)†	19,200	388
BlackRock Kelso Capital (A)	52,500	448
Blackstone Mortgage Trust, Cl A†	15,279	414
BNC Bancorp*	7,150	112
Boston Private Financial Holdings	80,094	992
Boston Properties†	4,935	571
Brandywine Realty Trust†	83,090	1,169
Brixmor Property Group†	7,200	160
Brookline Bancorp, Cl A	19,800	169
Bryn Mawr Bank	2,100	59
C&F Financial	700	23
Camden National	12,600	441
Campus Crest Communities†	65,624	420
Capital City Bank Group	1,200	16
Capitol Federal Financial	37,855	447
Capstead Mortgage (A)†	48,900	598
Cardinal Financial	14,735	252

Description	Shares	Market Value ($ Thousands)
CatchMark Timber Trust, Cl A†	52,500	$575
Cathay General Bancorp	4,850	120
CBL & Associates Properties†	29,200	523
Cedar Realty Trust†	87,800	518
Central Pacific Financial	71,600	1,284
Century Bancorp, Cl A	350	12
Chemical Financial	5,050	136
Chemung Financial	100	3
Chesapeake Lodging Trust†	7,200	210
City Holding	3,500	147
CNB Financial	2,900	46
CNO Financial Group	168,875	2,864
CoBiz Financial	50,646	566
Columbia Banking System	14,690	364
Community Bank System	1,350	45
Community Trust Bancorp	16,830	566
Corporate Office Properties Trust†	22,493	578
CU Bancorp*	750	14
CubeSmart†	20,700	372
Customers Bancorp*	36,200	650
CVB Financial	3,100	44
CYS Investments†	112,973	931
DDR†	20,050	335
DiamondRock Hospitality†	19,030	241
Dime Community Bancshares	24,033	346
Douglas Emmett†	8,600	221
Duke Realty†	27,030	464
DuPont Fabros Technology (A)†	35,375	957
Dynex Capital†	49,200	398
Eagle Bancorp*	36,157	1,151
East West Bancorp	17,105	582
EastGroup Properties†	8,320	504
Education Realty Trust, Cl A†	86,097	885
Employers Holdings	74,976	1,443
Endurance Specialty Holdings	18,326	1,011
Enterprise Bancorp	1,550	29
EPR Properties, Cl A†	6,740	341
Equity Commonwealth†	18,100	465
Equity Lifestyle Properties†	6,550	277
Equity One, Cl A†	19,443	421
Equity Residential†	12,550	773
Essex Property Trust†	1,609	288
EverBank Financial, Cl A	32,810	579
Evercore Partners, Cl A	5,390	253
Extra Space Storage†	1,800	93
Ezcorp, Cl A (A)*	11,400	113
FBR*	33,800	930
Federal Agricultural Mortgage, Cl C	13,650	439
Federal Realty Investment Trust†	1,500	178
Federated Investors, Cl B (A)	9,764	287
FelCor Lodging Trust†	119,200	1,116
Fidelity & Guaranty Life	47,900	1,023
Fidelity Southern	6,312	86
Financial Institutions	1,750	39
First Bancorp	4,950	79
First BanCorp Puerto Rico*	38,200	181
First Busey	16,500	92
First Business Financial Services	1,900	83
First Citizens BancShares, Cl A	1,600	347
First Commonwealth Financial	78,200	656
First Community Bancshares	25,445	364
First Defiance Financial	2,850	77
First Financial	3,200	99

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
First Financial Bancorp	200	$3
First Horizon National	38,099	468
First Interstate BancSystem, Cl A	24,950	663
First Merchants	12,700	257
First Midwest Bancorp	72,795	1,171
First NBC Bank Holding*	14,048	460
FirstMerit, Cl A	14,505	255
Flagstar Bancorp*	3,000	51
Flushing Financial	53,575	979
FNB (Pennsylvania)	20,500	246
Forest City Enterprises, Cl A*	19,935	390
Forestar Group*	15,580	276
Fulton Financial	89,440	991
FXCM, Cl A (A)	62,780	995
General Growth Properties†	10,732	253
Geo Group†	55,700	2,129
German American Bancorp	2,900	75
Glacier Bancorp, Cl A	28,805	745
Gladstone Commercial†	27,400	465
Gramercy Property Trust (A)†	159,700	920
Great Southern Bancorp	3,450	105
Hancock Holding, Cl A	34,124	1,094
Hanmi Financial, Cl Comdty (histrt)	1,150	23
Hanover Insurance Group, Cl A	50,538	3,104
Hatteras Financial†	88,385	1,587
HCP†	16,262	646
Health Care†	12,830	800
Heartland Financial USA	4,000	96
Hercules Technology Growth Capital, Cl A (A)	38,400	555
Heritage Commerce	3,100	25
Highwoods Properties†	16,140	628
Home BancShares	20,640	607
Home Loan Servicing Solutions	26,400	559
HomeStreet	1,000	17
Horace Mann Educators, Cl A	47,909	1,366
Horizon Bancorp	2,725	63
Hospitality Properties Trust†	12,900	346
Host Hotels & Resorts†	26,106	557
IBERIABANK	20,443	1,278
Independent Bank	10,950	265
Infinity Property & Casualty	8,909	570
Inland Real Estate†	36,400	361
International Bancshares	31,105	767
Investors Bancorp	106,284	1,077
Janus Capital Group (A)	68,300	993
Kennedy-Wilson Holdings	41,100	985
Kilroy Realty†	2,450	146
Kimco Realty†	22,850	501
Ladder Capital, Cl A*	6,750	128
Lakeland Bancorp	2,719	27
Lakeland Financial	2,400	90
LaSalle Hotel Properties†	19,310	661
Lexington Realty Trust†	119,452	1,169
Liberty Property Trust†	4,800	160
Macerich†	8,661	553
Mack-Cali Realty†	21,000	401
Maiden Holdings	99,500	1,103
MainSource Financial Group	56,700	978
Manning & Napier, Cl A	7,119	120
MB Financial	32,429	898
Meadowbrook Insurance Group (A)	122,800	718

Description	Shares	Market Value ($ Thousands)
Medical Properties Trust†	26,300	$322
Medley Management, Cl A*	29,800	503
Meta Financial Group	2,050	72
Metro Bancorp*	450	11
MFA Financial†	126,302	983
MGIC Investment*	14,400	112
MidSouth Bancorp	5,050	94
MidWestOne Financial Group	1,700	39
Montpelier Re Holdings	23,800	740
Mortgage Investment Trust†	22,300	397
NASB Financial	600	14
National Bankshares, Cl A	1,200	33
National Penn Bancshares	56,304	547
NBT Bancorp	11,350	256
Nelnet, Cl A	36,600	1,577
Northfield Bancorp	67,387	918
Northrim BanCorp	1,800	48
Northwest Bancshares	13,075	158
OceanFirst Financial	31,650	504
Ocwen Financial*	14,900	390
OFG Bancorp	42,600	638
Old National Bancorp, Cl A	77,250	1,002
Oppenheimer Holdings, Cl A	11,000	223
Oritani Financial	24,646	347
Pacific Continental	900	12
Pacific Premier Bancorp*	4,800	67
PacWest Bancorp	30,656	1,264
Palmetto Bancshares	850	12
Park Sterling	7,950	53
Peapack Gladstone Financial	1,550	27
Pebblebrook Hotel Trust†	19,324	722
Pennsylvania†	56,900	1,135
PennyMac Mortgage Investment Trust†	23,500	504
Peoples Bancorp	3,050	72
PHH*	21,700	485
PICO Holdings*	27,328	545
Pinnacle Financial Partners	850	31
Platinum Underwriters Holdings	38,314	2,332
Popular*	70,500	2,075
Post Properties†	1,100	56
Preferred Bank	3,550	80
Primerica	7,800	376
PrivateBancorp, Cl A	13,400	401
ProLogis†	28,089	1,059
Prosperity Bancshares (A)	6,600	377
Protective Life	14,200	986
Provident Financial Holdings	3,400	50
Provident Financial Services	16,150	264
Public Storage†	5,757	955
Radian Group	52,105	743
RAIT Financial Trust†	9,799	73
Regency Centers†	4,431	238
Renasant	8,650	234
Republic Bancorp, Cl A (A)	20,200	479
Retail Opportunity Investments†	8,950	132
RLJ Lodging Trust†	14,750	420
Rouse Properties (A)†	49,300	797
S&T Bancorp	21,600	507
Safeguard Scientifics*	23,697	436
Sandy Spring Bancorp	5,800	133
Select Income†	15,700	378
Selective Insurance Group	24,020	532

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
ServisFirst Bancshares	4,200	$121
Sierra Bancorp	3,300	55
Simmons First National, Cl A	150	6
Simon Property Group†	10,344	1,701
SL Green Realty (A)†	2,992	303
South State	5,466	306
Southside Bancshares (A)	8,399	279
StanCorp Financial Group	11,830	747
Starwood Property Trust†	25,100	551
State Bank Financial	15,205	247
Sterling Bancorp	40,735	521
Stifel Financial*	5,360	251
Stock Yards Bancorp	4,150	125
Suffolk Bancorp	100	2
Summit Hotel Properties†	26,900	290
Sun Bancorp*	2,310	42
Susquehanna Bancshares	37,352	374
Symetra Financial	33,900	791
Talmer Bancorp, Cl A	12,500	173
Taubman Centers†	5,050	369
TCF Financial	61,456	954
Territorial Bancorp	3,500	71
Texas Capital Bancshares*	5,823	336
THL Credit	26,100	337
Tompkins Financial	17,700	780
Towne Bank	6,650	90
Trico Bancshares	450	10
Trustco Bank NY	6,250	40
Trustmark	14,850	342
Two Harbors Investment†	39,000	377
UDR†	14,800	403
UMB Financial	2,400	131
Umpqua Holdings	35,138	579
Union Bankshares	33,895	783
United Bankshares	3,670	114
United Community Banks	65,450	1,077
Univest Corp of Pennsylvania	5,550	104
Validus Holdings	9,800	384
Valley National Bancorp (A)	11,500	111
Ventas†	9,769	605
ViewPoint Financial Group	19,800	474
Vornado Realty Trust†	6,000	600
Walker & Dunlop*	1,300	17
Walter Investment Management (A)*	12,800	281
Washington Federal	13,500	275
Washington Trust Bancorp	50	2
Waterstone Financial	857	10
Webster Financial	39,630	1,155
Weingarten Realty Investors†	4,400	139
WesBanco	22,400	685
West Bancorporation	2,300	33
Westamerica Bancorporation	550	26
Western Alliance Bancorp*	35,175	841
Western Asset Mortgage Capital (A)†	21,607	319
Wilshire Bancorp	23,700	219
Winthrop Realty Trust†	36,700	553
Wintrust Financial	17,240	770
World Acceptance (A)*	5,149	348
WSFS Financial	18,385	1,317
Yadkin Financial*	19,065	346

		138,758

Description	Shares	Market Value ($ Thousands)
Health Care — 4.9%
Accuray (A)*	213,900	$1,553
Alere*	11,800	457
Amsurg*	22,486	1,125
Bio-Reference Laboratories (A)*	7,100	199
Charles River Laboratories International*	18,219	1,089
Chemed (A)	10,200	1,050
Conmed	11,920	439
Cross Country Healthcare*	78,800	732
Emergent Biosolutions*	11,040	235
Exactech*	12,600	288
Globus Medical, Cl A*	13,280	261
Greatbatch*	19,450	829
Health Net, Cl A*	7,425	342
HealthSouth	22,753	840
Hill-Rom Holdings	14,000	580
ICU Medical*	2,960	190
Kindred Healthcare	2,200	43
Landauer	10,250	338
Magellan Health*	9,095	498
MEDNAX*	10,580	580
Merit Medical Systems*	35,087	417
MWI Veterinary Supply*	1,760	261
Natus Medical*	19,000	561
Orthofix International*	7,000	217
Owens & Minor (A)	9,525	312
PDL BioPharma (A)	48,900	365
PerkinElmer	14,270	622
PharMerica*	35,300	862
PhotoMedex (A)*	18,900	117
Prestige Brands Holdings, Cl A*	18,879	611
SciClone Pharmaceuticals*	42,500	293
Select Medical Holdings	64,600	777
Skilled Healthcare Group, Cl A*	14,500	96
STERIS, Cl A	6,760	365
Symmetry Medical*	43,100	435
Teleflex (A)	3,847	404
Vocera Communications*	41,940	339

		18,722

Industrials — 16.1%
AAR	20,200	488
ACCO Brands*	46,000	317
Actuant, Cl A	19,479	594
Aegean Marine Petroleum Network (A)	46,100	423
Aegion, Cl A*	35,226	784
Air Transport Services Group*	55,100	401
Aircastle	39,500	646
Alamo Group	8,928	366
Alaska Air Group	17,800	775
Alliant Techsystems	4,500	574
Altra Industrial Motion	10,523	307
American Railcar Industries (A)	6,000	443
Ampco-Pittsburgh	13,900	278
Apogee Enterprises	8,200	326
ARC Document Solutions*	14,300	116
Astec Industries	6,893	251
Astronics, Cl B*	940	45
Astronics*	4,700	224
AZZ	15,543	649
Barnes Group	22,240	675
Brady, Cl A	1,124	25

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Brink’s	32,300	$777
Celadon Group	18,307	356
Chart Industries*	3,845	235
CIRCOR International	8,665	583
Civeo	16,900	196
Clean Harbors (A)*	11,971	645
Comfort Systems USA	24,618	334
CRA International*	3,444	88
Cubic	26,870	1,258
Curtiss-Wright	26,665	1,758
Deluxe	15,700	866
Dynamic Materials	14,021	267
EMCOR Group	78,583	3,140
Encore Wire	12,247	454
EnerSys (A)	5,250	308
EnPro Industries*	5,610	340
Esterline Technologies*	6,190	689
FreightCar America, Cl A	22,300	743
FTI Consulting*	51,750	1,809
G&K Services	19,829	1,098
Generac Holdings (A)*	26,245	1,064
General Cable	8,001	121
Global Brass & Copper Holdings	16,544	243
Global Power Equipment Group	67,000	998
GrafTech International (A)*	146,600	672
Granite Construction	5,735	183
Great Lakes Dredge & Dock*	208,400	1,288
H&E Equipment Services	7,390	298
Hawaiian Holdings*	49,800	670
Healthcare Services Group	8,540	244
Huron Consulting Group*	4,960	302
Hyster-Yale Materials Handling	11,000	788
ICF International, Cl A*	11,900	366
Interface, Cl A	31,018	501
ITT	13,018	585
JetBlue Airways (A)*	155,800	1,655
John Bean Technologies, Cl A	8,700	245
Kadant	32,741	1,278
Kaman, Cl A	24,929	980
KAR Auction Services	30,804	882
KBR	41,900	789
Kelly Services, Cl A	13,700	215
Korn/Ferry International*	25,392	632
LB Foster, Cl A	5,700	262
MasTec*	8,820	270
Meritor*	52,700	572
Moog, Cl A*	6,829	467
MRC Global*	29,500	688
MYR Group*	36,851	887
Navigant Consulting*	12,700	177
NN, Cl A	13,700	366
Northwest Pipe*	12,470	425
Orbital Sciences*	10,300	286
Orion Marine Group*	94,416	942
Powell Industries	9,868	403
Quad	27,726	534
Quanex Building Products	36,775	665
Rand Logistics*	56,100	320
Regal-Beloit	7,468	480
Republic Airways Holdings (A)*	21,500	239
Rexnord*	11,780	335
RR Donnelley & Sons	18,986	313
Ryder System	10,538	948
Safe Bulkers	31,000	206

Description	Shares	Market Value ($ Thousands)
Scorpio Bulkers*	100,200	$583
Simpson Manufacturing	8,184	239
Skywest	40,400	314
Standex International	1,178	87
Steelcase, Cl A	25,500	413
Swift Transportation, Cl A (A)*	16,345	343
TAL International Group	17,836	736
Team*	12,711	482
Teledyne Technologies*	4,340	408
Terex	8,875	282
Tetra Tech	44,616	1,115
Textainer Group Holdings (A)	8,400	261
Titan Machinery (A)*	60,600	787
Toro	5,345	317
TriMas*	30,290	737
Triumph Group	10,951	712
TrueBlue*	9,358	236
Tutor Perini*	49,887	1,317
United Stationers (A)	6,500	244
VSE	13,900	681
Watts Water Technologies, Cl A (A)	9,798	571
Woodward	13,905	662

		60,962

Information Technology — 10.9%
ACI Worldwide*	16,040	301
Acxiom*	33,265	551
Adtran (A)	67,986	1,396
Amkor Technology*	76,200	641
Arrow Electronics, Cl A*	20,956	1,160
Atmel*	58,170	470
Belden	13,208	845
Benchmark Electronics*	43,212	960
Black Box	12,300	287
Blucora (A)*	11,187	170
BroadSoft*	21,383	450
CACI International, Cl A*	9,720	693
Cadence Design Systems*	73,250	1,261
ChipMOS TECHNOLOGIES Bermuda	11,600	262
Ciber*	245,100	841
Coherent*	6,139	377
Computer Task Group	58,600	650
Convergys	24,345	434
Cray*	13,160	345
CSG Systems International	34,100	896
Dealertrack Technologies*	7,260	315
Diebold	10,752	380
Digi International*	113,100	848
Diodes*	15,100	361
Dot Hill Systems*	155,100	586
EarthLink Holdings (A)	127,954	438
Electronics For Imaging*	7,590	335
Entegris*	30,440	350
EVERTEC	19,971	446
Exar*	96,500	864
ExlService Holdings*	13,606	332
Extreme Networks*	96,800	464
Fairchild Semiconductor International*	20,096	312
Heartland Payment Systems (A)	11,025	526
Inphi*	32,642	469
Insight Enterprises*	27,600	625
Integrated Silicon Solution	22,700	312
Intersil, Cl A	47,050	669

5	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Intralinks Holdings, Cl A*	33,000	$267
InvenSense, Cl A (A)*	14,660	289
Ixia*	36,238	331
j2 Global (A)	9,250	457
Knowles*	12,531	332
Kofax (A)*	26,500	205
Kulicke & Soffa Industries*	38,200	544
Littelfuse	3,300	281
Mentor Graphics	29,965	614
MicroStrategy, Cl A*	8,746	1,144
MKS Instruments (A)	35,264	1,177
MoneyGram International*	26,500	332
Multi-Fineline Electronix*	14,400	135
Nanometrics*	37,246	562
NETGEAR*	21,800	681
Park Electrochemical	30,668	722
Photronics*	28,300	228
Plantronics	12,300	588
PRGX Global*	107,100	628
Progress Software*	28,014	670
PTC*	26,900	993
Pulse Electronics (A)*	3,630	5
QLogic*	70,500	646
RF Micro Devices, Cl A (A)*	44,717	516
Rudolph Technologies*	44,430	402
Saba Software*	30,100	406
Sanmina*	27,400	571
Semtech*	12,419	337
Silicon Image*	20,800	105
Solera Holdings	3,941	222
SYNNEX	10,600	685
Tech Data*	30,009	1,766
TeleCommunication Systems, Cl A*	95,700	267
TeleTech Holdings*	12,100	297
Tessco Technologies	7,200	209
Ultratech*	61,065	1,389
Verint Systems*	6,840	380
Zebra Technologies, Cl A*	5,544	394

		41,399

Materials — 4.4%
Alamos Gold	47,257	376
Allegheny Technologies	12,198	453
American Vanguard, Cl B (A)	26,805	300
AuRico Gold (A)	67,541	236
Balchem	5,050	286
Berry Plastics Group*	29,389	742
Cabot	15,000	761
Commercial Metals, Cl A	14,500	247
Cytec Industries	10,306	487
Domtar	7,700	271
Glatfelter	21,200	465
Globe Specialty Metals	6,304	115
Greif, Cl A	5,185	227
H.B. Fuller	40,020	1,589
Innophos Holdings	7,151	394
Innospec	7,300	262
Intrepid Potash*	7,373	114
Landec*	75,600	926
LSB Industries*	7,500	268
Minerals Technologies	10,195	629
Neenah Paper, Cl A	17,900	957
Novagold Resources (A)*	66,200	201
Olin (A)	36,400	919

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
PolyOne	17,840	$635
Rayonier Advanced Materials (A)	21,990	724
RTI International Metals (A)*	22,438	553
Schnitzer Steel Industries, Cl A	32,821	789
Schweitzer-Mauduit International	10,400	430
Sensient Technologies	31,571	1,653
Silgan Holdings	17,013	799

		16,808

Telecommunication Services — 0.7%
Atlantic Telegraph-Network	11,744	633
Cogent Communications Holdings	11,124	374
Inteliquent	34,300	427
Iridium Communications (A)*	76,700	679
Spok Holdings	28,700	373

		2,486

Utilities — 3.0%
ALLETE	18,860	837
Avista	39,000	1,191
Cadiz (A)*	52,600	547
Cleco	7,220	348
Empire District Electric (A)	14,000	338
Great Plains Energy	52,712	1,274
Idacorp, Cl A	6,970	374
NorthWestern	13,208	599
Piedmont Natural Gas (A)	17,800	597
PNM Resources	37,390	931
Portland General Electric (A)	78,722	2,528
South Jersey Industries, Cl A	746	40
Southwest Gas	11,725	569
UIL Holdings	29,720	1,052

		11,225

Total Common Stock (Cost $325,870) ($ Thousands)		359,782

EXCHANGE TRADED FUNDS — 1.1%
iShares Russell 2000 ETF (A)	10,448	1,143
iShares Russell 2000 Value ETF (A)	31,800	2,975

		4,118

Total Exchange Traded Funds (Cost $3,937) ($ Thousands)		4,118

AFFILIATED PARTNERSHIP — 13.1%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	49,789,563	49,790

Total Affiliated Partnership (Cost $49,790) ($ Thousands)		49,790

CASH EQUIVALENT — 3.8%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	14,510,128	14,510

Total Cash Equivalent (Cost $14,510) ($ Thousands)		14,510

U.S. TREASURY OBLIGATIONS (C) (D) — 0.2%
U.S. Treasury Bills
0.043%, 03/05/15	$598	598

Total U.S. Treasury Obligations (Cost $598) ($ Thousands)		598

Total Investments — 113.1% (Cost $394,705) ($ Thousands)		$428,798

6	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Small Cap Value Fund

September 30, 2014

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	65	Dec-2014	$(369)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $379,007 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or partial position of this security is on loan at September 30,. The total market value of securities on loan as of September 30, 2014 was $47,343 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2014 was $49,790 ($ Thousands).

(C)	Security, or portion thereof has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase

Cl — Class

ETF — Exchange Traded Fund

L.P. — Limited Partnership

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$359,782	$—	$—	$359,782
Exchange Traded Funds	4,118	—	—	4,118
Affiliated Partnership	—	49,790	—	49,790
Cash Equivalent	14,510	—	—	14,510
U.S. Treasury Obligations	—	598	—	598

Total Investments in Securities	$378,410	$50,388	$—	$428,798

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(369)	$—	$—	$(369)

Total Other Financial Instruments	$(369)	$—	$—	$(369)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

7	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS (Unaudited)

Small Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.3%‡

Consumer Discretionary — 14.6%
2U (A)*	50,967	$795
ANN*	5,900	243
Ascent Capital Group, Cl A*	4,104	247
Biglari Holdings*	2,282	775
Bloomin’ Brands*	9,500	174
Bravo Brio Restaurant Group*	6,600	86
Bright Horizons Family Solutions*	17,606	740
Brown Shoe	23,600	640
Brunswick	18,790	792
Buffalo Wild Wings*	12,620	1,695
Cabela’s (A)*	12,600	742
Capella Education	22,869	1,432
Carmike Cinemas*	4,600	143
Carter’s	12,943	1,003
Container Store Group (A)*	20,227	440
Core-Mark Holding, Cl A	17,200	913
Coupons.com (A)*	33,290	398
Cracker Barrel Old Country Store (A)	2,900	299
Denny’s, Cl A*	35,700	251
Diamond Resorts International*	31,457	716
DineEquity	700	57
Drew Industries	12,500	527
Entravision Communications, Cl A	74,600	295
Fiesta Restaurant Group*	15,386	764
Five Below (A)*	67,443	2,671
Francesca’s Holdings (A)*	36,141	504
Gentherm*	11,200	473
G-III Apparel Group*	3,000	249
Grand Canyon Education*	6,700	273
hhgregg, Cl A (A)*	2,600	16
Hibbett Sports (A)*	18,068	770
HomeAway*	32,928	1,169
HSN, Cl A	3,200	196
Jack in the Box	16,583	1,131
La-Z-Boy, Cl Z	14,800	293
LifeLock*	11,100	159
Lithia Motors, Cl A	14,815	1,121
LKQ*	33,855	900
Loral Space & Communications*	7,500	539
Manchester United, Cl A (A)*	11,748	194
MDC Partners, Cl A	22,800	438
Men’s Wearhouse	18,145	857
Modine Manufacturing*	5,500	65
Monro Muffler	7,010	340
Motorcar Parts & Accessories*	3,500	95
Movado Group	19,366	640
National CineMedia	113,941	1,653
Nautilus*	2,800	33
Orbitz Worldwide*	102,700	808
Overstock.com*	36,600	617
Papa John’s International, Cl A	700	28
Penske Auto Group, Cl A	15,936	647
PetMed Express (A)	14,700	200
Pier 1 Imports	10,900	130
Pinnacle Entertainment*	3,000	75
Pool	29,597	1,596
Popeyes Louisiana Kitchen*	14,146	573
Red Robin Gourmet Burgers*	4,650	265
RetailMeNot*	27,465	444
Ruth’s Chris Steak House	65,600	724

Description	Shares	Market Value ($ Thousands)
Sally Beauty Holdings*	54,943	$1,504
Scientific Games, Cl A (A)*	71,895	774
Select Comfort*	5,300	111
ServiceMaster Global Holdings*	20,926	506
SFX Entertainment (A)*	29,079	146
Shutterfly*	16,078	784
Skechers U.S.A., Cl A*	20,754	1,106
Sonic	2,700	60
Standard Motor Products	9,000	310
Steven Madden*	1,350	44
Stoneridge*	33,100	373
Strayer Education*	1,400	84
TAL Education Group ADR*	12,593	440
Tempur-Pedic International*	13,800	775
Tenneco*	11,400	596
Texas Roadhouse, Cl A	6,700	187
Tile Shop Holdings (A)*	23,161	214
Tower International*	5,100	129
TRI Pointe Homes*	27,688	358
Tuesday Morning*	35,990	698
Vera Bradley (A)*	36,686	759
Vince Holding*	4,472	135
Vitamin Shoppe*	25,426	1,129
Wolverine World Wide (A)	79,930	2,003
Zoe’s Kitchen (A)*	19,893	612
zulily, Cl A (A)*	16,724	634

		49,524

Consumer Staples — 1.9%
Andersons	6,300	396
Casey’s General Stores	17,471	1,253
Chefs’ Warehouse Holdings (A)*	24,731	402
IGI Laboratories*	36,107	336
J&J Snack Foods	5,300	496
Lancaster Colony	7,203	614
Medifast*	9,167	301
Natural Grocers by Vitamin Cottage*	1,700	28
PriceSmart	2,200	188
Sanderson Farms (A)	9,500	836
Sprouts Farmers Market (A)*	23,996	698
United Natural Foods*	3,400	209
USANA Health Sciences (A)*	6,500	479
WhiteWave Foods, Cl A*	7,007	255

		6,491

Energy — 5.4%
Abraxas Petroleum*	111,200	587
Alon USA Energy	16,000	230
Basic Energy Services*	15,777	342
Bonanza Creek Energy*	19,600	1,115
CARBO Ceramics (A)	4,200	249
Carrizo Oil & Gas*	16,000	861
Clayton Williams Energy*	3,200	309
Delek US Holdings	31,622	1,047
Diamondback Energy, Cl A*	5,000	374
Dresser-Rand Group*	10,839	892
Dril-Quip*	22,301	1,994
Eclipse Resources (A)*	20,270	337
Forest Oil*	109,800	128
Forum Energy Technologies*	44,821	1,372
GasLog	4,600	101
Green Plains	10,700	400
ION Geophysical*	52,600	147

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS (Unaudited)

Small Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Kodiak Oil & Gas*	31,500	$427
Laredo Petroleum (A)*	56,604	1,269
Matador Resources*	27,903	721
Matrix Service*	21,900	528
Oasis Petroleum*	28,350	1,185
PetroQuest Energy*	21,500	121
Pioneer Energy Services*	47,320	663
REX American Resources*	3,400	248
RigNet, Cl A*	1,300	52
Rosetta Resources*	9,387	418
Superior Energy Services	25,548	840
Targa Resources	2,121	289
Tesco	5,400	107
Triangle Petroleum (A)*	7,600	84
Vertex Energy (A)*	9,600	67
W&T Offshore	18,200	200
Western Refining	11,000	462
Willbros Group*	7,200	60

		18,226

Financials — 6.9%
AmTrust Financial Services (A)	10,599	422
Artisan Partners Asset Management, Cl A	10,387	541
Bank of the Ozarks (A)	23,586	744
Banner	7,568	291
BGC Partners, Cl A	73,900	549
BofI Holding*	12,443	905
City National	8,130	615
Cohen & Steers (A)	2,934	113
Credit Acceptance, Cl A*	5,300	667
EastGroup Properties†	18,461	1,119
Financial Engines (A)	29,399	1,006
First Cash Financial Services*	1,028	58
FXCM, Cl A (A)	52,320	829
Glimcher Realty Trust†	31,000	420
HCI Group	2,500	90
HFF, Cl A	16,000	463
Highwoods Properties†	9,140	355
Home BancShares	1,800	53
IBERIABANK	10,850	678
Jones Lang LaSalle	7,076	894
LPL Financial Holdings	20,783	957
MarketAxess Holdings	11,830	732
MSCI, Cl A	13,422	631
National Health Investors†	4,600	263
Opus Bank*	5,904	181
Pebblebrook Hotel Trust†	10,270	383
PennantPark Investment	54,732	597
Portfolio Recovery Associates (A)*	6,400	334
Potlatch†	9,623	387
PS Business Parks†	2,600	198
RCS Capital, Cl A	9,300	209
RE, Cl A	33,139	985
Signature Bank NY, Cl B*	13,179	1,477
South State	7,282	407
Sovran Self Storage†	6,800	506
St. Joe (A)*	17,974	358
Stifel Financial*	15,930	747
Strategic Hotels & Resorts*†	24,100	281
Sun Communities†	8,700	439
SVB Financial Group, Cl B*	8,263	926
Texas Capital Bancshares*	9,990	576
Tree.com*	1,600	57

Description	Shares	Market Value ($ Thousands)
United Insurance Holdings	6,000	$90
Universal Insurance Holdings	7,100	92
Value Creation (D) (E)*	145,600	68
Virtus Investment Partners	1,400	243
WisdomTree Investments (A)*	53,040	604

		23,540

Health Care — 20.7%
Acadia Healthcare, Cl A (A)*	58,850	2,854
ACADIA Pharmaceuticals (A)*	28,245	699
Accelerate Diagnostics (A)*	1,200	26
Acceleron Pharma*	11,952	361
Acorda Therapeutics*	16,700	566
Addus HomeCare*	37,500	735
Aegerion Pharmaceuticals, Cl A (A)*	13,337	445
Aerie Pharmaceuticals*	8,104	168
Affymetrix, Cl A*	17,900	143
Akorn (A)*	47,202	1,712
Align Technology*	10,180	526
Amsurg*	4,100	205
ANI Pharmaceuticals*	3,900	110
Anika Therapeutics*	7,400	271
Aratana Therapeutics (A)*	20,255	203
Arrowhead Research (A)*	23,165	342
athenahealth (A)*	4,136	545
AtriCure*	2,500	37
Avalanche Biotechnologies*	9,000	308
Avanir Pharmaceuticals, Cl A*	14,700	175
BioCryst Pharmaceuticals*	13,600	133
BioDelivery Sciences International*	21,926	375
Bluebird Bio*	5,300	190
Bruker BioSciences*	24,367	451
Cambrex*	35,100	656
Cantel Medical	9,900	340
Capital Senior Living*	13,865	294
Cardiovascular Systems*	19,947	471
Catalent*	14,578	365
Celldex Therapeutics, Cl A (A)*	10,400	135
Centene*	5,906	489
Chimerix*	37,221	1,028
Cubist Pharmaceuticals*	10,927	725
Cyberonics*	2,300	118
Depomed (A)*	72,700	1,104
DexCom*	30,902	1,236
Durata Therapeutics (A)*	8,500	108
Dyax*	37,033	375
Emergent Biosolutions*	17,200	366
Enanta Pharmaceuticals*	4,500	178
Endologix*	52,068	552
Ensign Group	2,700	94
Exact Sciences (A)*	21,763	422
ExamWorks Group (A)*	23,744	778
Fluidigm (A)*	30,340	743
GenMark Diagnostics*	55,984	502
Gentiva Health Services*	26,100	438
Globus Medical, Cl A*	33,900	667
GW Pharmaceuticals PLC (A)*	5,014	405
Halozyme Therapeutics (A)*	62,744	571
HealthEquity*	6,420	118
HealthSouth	33,169	1,224
HeartWare International*	11,586	899
HMS Holdings*	10,939	206

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS (Unaudited)

Small Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
ICON*	11,534	$660
Idera Pharmaceuticals (A)*	37,800	87
Ignyta*	29,772	240
ImmunoGen (A)*	18,000	191
Insmed*	48,351	631
Insulet*	45,508	1,677
Insys Therapeutics (A)*	10,674	414
Intrexon (A)*	13,269	247
Ironwood Pharmaceuticals, Cl A*	35,350	458
Isis Pharmaceuticals (A)*	46,833	1,818
Jazz Pharmaceuticals*	4,040	649
K2M Group Holdings*	49,076	708
Karyopharm Therapeutics (A)*	7,611	266
Keryx Biopharmaceuticals (A)*	27,350	376
Kite Pharma (A)*	11,893	339
KYTHERA Biopharmaceuticals (A)*	7,687	252
Lannett*	14,600	667
LDR Holding (A)*	48,813	1,520
Ligand Pharmaceuticals*	5,000	235
Luminex*	3,900	76
Mallinckrodt*	6,691	603
MannKind (A)*	26,900	159
Masimo*	23,239	495
MedAssets*	6,000	124
Medivation*	2,471	244
MEDNAX*	6,282	344
Momenta Pharmaceuticals*	49,900	566
Natus Medical*	5,500	162
Nektar Therapeutics*	86,310	1,042
Neuralstem (A)*	9,500	31
Neurocrine Biosciences*	29,900	468
NewLink Genetics (A)*	7,974	171
Novadaq Technologies (A)*	99,813	1,267
NPS Pharmaceuticals*	59,973	1,559
NuVasive*	16,600	579
NxStage Medical*	8,600	113
Omeros (A)*	3,100	39
Omnicell*	2,300	63
Oramed Pharmaceuticals (A)*	16,059	129
OraSure Technologies*	12,500	90
Orexigen Therapeutics (A)*	29,623	126
Otonomy*	11,509	276
Pacific Biosciences of California*	8,400	41
Pacira Pharmaceuticals*	17,090	1,656
Parexel International*	24,750	1,562
PDL BioPharma (A)	6,000	45
Pernix Therapeutics Holdings*	68,089	523
Phibro Animal Health, Cl A	19,361	434
Portola Pharmaceuticals*	15,965	404
POZEN	6,900	51
Premier, Cl A*	19,585	644
Prestige Brands Holdings, Cl A*	22,937	743
Providence Service*	19,000	919
PTC Therapeutics*	3,400	150
Puma Biotechnology*	11,991	2,861
Quidel (A)*	24,540	659
RadNet*	9,100	60
Receptos*	9,240	574
Relypsa*	23,564	497
Repligen*	33,000	657
Revance Therapeutics*	21,949	424

Description	Shares	Market Value ($ Thousands)
Sage Therapeutics*	4,302	$135
Sagent Pharmaceuticals*	16,745	521
Select Medical Holdings	20,400	245
Sirona Dental Systems, Cl A*	8,651	663
Spectranetics*	11,769	313
STERIS, Cl A	2,900	157
Sunesis Pharmaceuticals (A)*	15,228	109
Supernus Pharmaceuticals*	1,100	10
Surgical Care Affiliates*	26,376	705
SurModics*	3,700	67
Synageva BioPharma, Cl A (A)*	8,826	607
Syneron Medical*	58,888	590
Tandem Diabetes Care*	17,638	237
Team Health Holdings*	18,841	1,093
Techne, Cl A	5,915	553
TESARO*	18,678	503
Threshold Pharmaceuticals, Cl A (A)*	48,461	175
Ultragenyx Pharmaceutical (A)*	4,922	279
Unilife (A)*	229,111	526
Veeva Systems, Cl A (A)*	28,070	791
Versartis (A)*	11,860	225
WellCare Health Plans*	17,900	1,080
Zeltiq Aesthetics*	5,300	120
Zogenix*	9,200	11

		69,967

Industrials — 16.8%
AAON	15,000	255
Aceto	1,700	33
Actuant, Cl A	31,834	972
Acuity Brands (A)	11,831	1,393
Aerovironment*	1,800	54
Aircastle	16,800	275
Albany International, Cl A	3,600	123
Allegiant Travel, Cl A	1,600	198
American Science & Engineering, Cl A	2,000	111
American Woodmark*	9,400	346
ArcBest	6,400	239
Argan	3,400	113
Astronics, Cl B*	3,172	150
Astronics*	9,500	453
Barrett Business Services	12,000	474
Beacon Roofing Supply (A)*	6,698	171
Blount International*	3,100	47
Carlisle	24,710	1,986
Chart Industries (A)*	9,665	591
CIRCOR International	8,400	566
Comfort Systems USA	1,900	26
Corporate Executive Board	12,612	757
Deluxe	1,100	61
Diana Shipping*	15,956	143
DXP Enterprises*	8,342	615
Dycom Industries*	37,095	1,139
EMCOR Group	6,224	249
EnerSys (A)	14,524	852
Exponent	3,300	234
Fortune Brands Home & Security	20,421	840
FuelCell Energy (A)*	65,300	136
Generac Holdings (A)*	18,031	731
Genesee & Wyoming, Cl A*	11,088	1,057
Global Brass & Copper Holdings	3,000	44
Graco	10,074	735

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS (Unaudited)

Small Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
GrafTech International (A)*	65,842	$301
H&E Equipment Services	19,619	790
Harsco	6,900	148
Heico, Cl A	28,181	1,136
HEICO	15,170	708
Heritage-Crystal Clean*	33,013	490
Hexcel, Cl A*	43,424	1,724
Hillenbrand	1,600	49
Hub Group, Cl A*	23,213	941
Huron Consulting Group*	2,700	165
Hyster-Yale Materials Handling	14,200	1,017
IDEX	14,670	1,062
Insperity, Cl A	900	25
John Bean Technologies, Cl A	13,600	383
Kennametal	24,025	992
Keyw Holding, Cl A (A)*	26,403	292
Kforce	20,800	407
Kirby*	17,500	2,062
Korn/Ferry International*	8,500	212
Landstar System	7,200	520
Lincoln Electric Holdings	14,436	998
Lindsay (A)	3,239	242
Marten Transport	29,783	530
Meritor*	21,800	236
Middleby*	28,464	2,509
Mobile Mini	8,776	307
Moog, Cl A*	5,200	356
MSA Safety	900	44
MSC Industrial Direct, Cl A	7,375	630
Mueller Industries	7,000	200
Mueller Water Products, Cl A	43,000	356
NN, Cl A	1,500	40
Norcraft*	2,952	47
Nordson	7,250	551
Old Dominion Freight Line, Cl A*	20,487	1,447
On Assignment*	6,000	161
Patrick Industries*	800	34
Paylocity Holding*	7,604	149
Performant Financial*	15,300	124
PGT*	70,100	653
Polypore International (A)*	9,919	386
Primoris Services	29,538	793
Quality Distribution*	2,100	27
RBC Bearings	11,777	668
Rexnord*	20,429	581
Rush Enterprises, Cl A*	36,243	1,212
Saia*	8,863	439
SP Plus*	25,346	480
Sparton*	9,705	239
Spirit Airlines*	11,909	823
Standex International	5,800	430
Steelcase, Cl A	37,272	603
Swift Transportation, Cl A (A)*	22,908	480
Taser International (A)*	27,700	428
TCP International Holdings (A)*	35,956	274
Trex (A)*	31,608	1,093
TrueBlue*	87,011	2,198
United Rentals (A)*	9,443	1,049
US Ecology	6,849	320
USG (A)*	12,550	345
Valmont Industries (A)	7,072	954
Wabtec	10,864	880
Watsco	12,027	1,037

Description	Shares	Market Value ($ Thousands)
WESCO International (A)*	12,484	$977
XPO Logistics (A)*	23,363	880
YRC Worldwide (A)*	2,500	51

		56,854

Information Technology — 26.2%
A10 Networks (A)*	64,321	586
ACI Worldwide*	10,005	188
Advanced Energy Industries*	9,100	171
Advent Software	20,268	640
Alliance Fiber Optic Products (A)	13,900	173
Ambarella*	4,903	214
Amkor Technology*	46,800	393
Anixter International	10,400	882
Arista Networks (A)*	2,953	261
ARRIS Group*	10,048	285
Aruba Networks*	37,948	819
Aspen Technology*	56,390	2,127
Atmel*	84,689	684
AVG Technologies*	20,400	338
Belden	15,346	983
Blackbaud, Cl A	24,176	950
Brightcove*	45,600	254
Broadridge Financial Solutions	22,383	932
Cabot Microelectronics*	14,000	580
Cadence Design Systems*	59,404	1,022
Cavium (A)*	41,063	2,042
ChannelAdvisor*	44,704	733
Ciena (A)*	32,490	543
Cirrus Logic*	10,300	215
Clearfield*	3,800	49
Coherent*	800	49
CommVault Systems*	11,852	597
comScore*	22,100	805
Comverse*	7,000	156
Constant Contact*	19,700	535
Conversant*	20,200	692
Cornerstone OnDemand*	37,947	1,306
CoStar Group*	11,931	1,856
CTS	34,303	545
Daktronics	2,300	28
Dealertrack Technologies*	46,517	2,019
Demandware (A)*	28,120	1,432
Diodes*	4,800	115
Electronics For Imaging*	1,600	71
EnerNOC*	1,000	17
Entegris*	11,500	132
Envestnet*	75,820	3,412
EPAM Systems*	9,400	412
Euronet Worldwide*	31,176	1,490
EVERTEC	3,200	72
ExlService Holdings*	6,900	168
Extreme Networks*	9,600	46
FARO Technologies*	7,300	371
FEI	14,916	1,125
FleetMatics Group (A)*	30,053	916
Fortinet*	72,425	1,830
Global Eagle Entertainment*	5,700	64
Guidewire Software, Cl Z (A)*	48,473	2,149
Harmonic, Cl A*	14,700	93
iGATE*	10,300	378
Immersion*	23,700	203
Imperva*	12,054	346
Infinera (A)*	65,429	698

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS (Unaudited)

Small Cap Growth Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Infoblox*	32,201	$475
Inphi*	59,311	853
Integrated Device Technology*	56,100	895
Interactive Intelligence Group*	4,859	203
InterDigital	3,600	143
Intersil, Cl A	57,650	819
InvenSense, Cl A (A)*	30,570	603
j2 Global (A)	10,842	535
Lattice Semiconductor*	105,700	793
LivePerson*	9,800	123
LogMeIn*	10,210	470
Luxoft Holding, Cl A*	3,100	115
Manhattan Associates*	37,300	1,247
Marketo (A)*	20,396	659
MAXIMUS	31,031	1,245
Measurement Specialties*	8,732	748
Methode Electronics	38,600	1,423
Monolithic Power Systems	37,621	1,657
Monotype Imaging Holdings	22,100	626
National Instruments	13,263	410
NetScout Systems*	14,400	659
Newport*	3,700	66
NIC	20,000	344
NICE-Systems ADR	17,647	720
Nimble Storage (A)*	46,104	1,197
ON Semiconductor*	77,155	690
OSI Systems*	7,217	458
Palo Alto Networks*	5,618	551
Pandora Media*	21,250	513
PDF Solutions*	1,900	24
Pegasystems	12,000	229
Perficient*	1,800	27
Plantronics	3,000	143
Plexus*	2,600	96
Polycom*	32,300	397
Power Integrations	6,887	371
PTC*	28,530	1,053
Qlik Technologies*	14,777	400
RealPage (A)*	36,271	562
RF Micro Devices, Cl A (A)*	125,455	1,448
Rogers*	5,000	274
Ruckus Wireless*	131,292	1,754
Sapient*	34,600	484
ShoreTel*	10,700	71
Shutterstock (A)*	8,654	618
Silicon Image*	107,200	540
Silicon Laboratories*	15,690	638
SolarWinds*	19,600	824
Solera Holdings	20,551	1,158
Sonus Networks*	54,800	188
Spansion, Cl A*	42,752	974
SPS Commerce*	10,440	555
SS&C Technologies Holdings*	58,123	2,551
Stamps.com*	19,500	619
Stratasys (A)*	1,890	228
Super Micro Computer*	15,900	468
Sykes Enterprises*	2,800	56
Synaptics*	20,650	1,512
SYNNEX	2,400	155
Syntel*	3,800	334
Tableau Software, Cl A*	20,353	1,479
Take-Two Interactive Software, Cl A*	16,800	388

Description	Shares	Market Value ($ Thousands)
TeleTech Holdings*	3,200	$79
Teradyne	14,590	283
Textura (A)*	6,006	159
Tivo*	14,300	183
TriQuint Semiconductor*	20,500	391
Trulia (A)*	6,895	337
Tyler Technologies*	8,027	710
Ubiquiti Networks (A)	4,400	165
Ultimate Software Group*	7,022	994
Ultra Clean Holdings*	4,200	38
Unisys*	16,100	377
VeriFone Holdings*	14,660	504
Verint Systems*	8,200	456
Virtusa*	3,000	107
Vistaprint (A)*	10,791	591
Web.com Group*	12,800	256
WEX*	11,256	1,242
Xcerra*	5,400	53
Xoom*	2,000	44
Yelp, Cl A*	7,162	489
Zebra Technologies, Cl A*	9,050	642
Zillow, Cl A (A)*	6,456	749

		88,899

Materials — 3.3%
Advanced Emissions Solutions, (A)*	15,000	319
Berry Plastics Group*	26,500	669
Calgon Carbon*	30,700	595
Eagle Materials	9,655	983
Ferro*	80,100	1,161
FutureFuel	2,600	31
Globe Specialty Metals	15,600	284
Graphic Packaging Holding*	23,300	290
H.B. Fuller	7,719	306
Innophos Holdings	2,400	132
Innospec	500	18
KapStone Paper and Packaging*	12,800	358
Koppers Holdings	1,100	36
Louisiana-Pacific*	13,748	187
Materion	3,300	101
Myers Industries	3,300	58
PolyOne	37,695	1,341
Quaker Chemical	1,600	115
Rentech*	25,200	43
Schulman A	3,700	134
Senomyx (A)*	8,700	71
Sensient Technologies	17,051	893
Stillwater Mining (A)*	24,800	373
Taminco*	25,778	673
US Silica Holdings (A)	19,068	1,192
Worthington Industries	21,900	815

		11,178

Telecommunication Services — 0.4%
Boingo Wireless*	42,964	306
RingCentral, Cl A*	88,223	1,121

		1,427

Utilities — 0.1%
American States Water	5,800	177

Total Common Stock (Cost $296,381) ($ Thousands)		326,283

5	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS (Unaudited)

Small Cap Growth Fund

September 30, 2014

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 Growth ETF (A)	5,224	$677

Total Exchange Traded Fund (Cost $725) ($ Thousands)		677

RIGHTS — 0.0%
Furiex Pharmaceuticals — CVR	800	—

Total Rights (Cost $—) ($Thousands)		—

PREFERRED STOCK — 0.0%
Genie Energy Ltd*	9,400	68

Total Preferred Stock (Cost $105) ($ Thousands)		68

AFFILIATED PARTNERSHIP — 16.3%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	55,195,281	55,195

Total Affiliated Partnership (Cost $55,195) ($ Thousands)		55,195

CASH EQUIVALENT — 3.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	10,069,059	10,069

Total Cash Equivalent (Cost $10,069) ($ Thousands)		10,069

U.S. TREASURY OBLIGATIONS (C) (F) — 0.1%
U.S. Treasury Bills
0.046%, 03/05/15	$367	367

Total U.S. Treasury Obligations (Cost $367) ($ Thousands)		367

Total Investments — 115.9% (Cost $363,467) ($ Thousands)		$392,659

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	20	Dec-2014	$(114)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $338,817 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

‡	Narrow Industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	This security of a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan as of September 30, 2014 was $52,772 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $55,195 ($ Thousands).

(C)	Security, or portion thereof has been pledged as collateral on open futures contracts.

(D)	Securities considered illiquid and restricted. The total market value of such securities as of September 30, 2014 was $68 ($ Thousands) and represented 0.02% of Net Assets.

(E)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of September 30, 2014 was $68 ($ Thousands) and represented 0.02% of Net Assets.

(F)	The rate reported is the effective yield at the time of purchase.

Cl — Class

CVR — Contingent Value Rights

ETF — Exchange Traded Fund

L.P. — Limited Partnership

Ltd. — Limited

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3 (1)	Total
Common Stock	$326,215	$—	$68	$326,283
Exchange Traded Fund	677	—	—	677
Rights	—	—	—	—
Preferred Stock	—	68	—	68
Affiliated Partnership	—	55,195	—	55,195
Cash Equivalent	10,069	—	—	10,069
U.S. Treasury Obligations	—	367	—	367

Total Investments in Securities	$336,961	$55,630	$68	$392,659

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(114)	$—	$—	$(114)

Total Other Financial Instruments	$(114)	$—	$—	$(114)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

(1)	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 93.2%

Consumer Discretionary — 13.0%
Aaron’s	2,100	$51
Abercrombie & Fitch, Cl A	11,590	421
Advance Auto Parts	6,153	802
Aeropostale (A)*	115,298	379
AMC Networks, Cl A*	717	42
American Axle & Manufacturing Holdings*	3,600	60
American Eagle Outfitters (A)	99,741	1,448
America’s Car-Mart*	1,300	51
ANN*	4,100	169
Apollo Education Group, Cl A*	867	22
Aramark	4,079	107
Arctic Cat	9,884	344
Asbury Automotive Group*	2,041	132
Ascent Capital Group, Cl A*	2,217	133
Autoliv (A)	7,000	644
Autonation*	1,905	96
Bally Technologies*	3,100	250
Barnes & Noble*	1,500	30
Beazer Homes USA, Cl A*	7,301	123
Bed Bath & Beyond*	10,079	664
Belmond, Cl A (A)*	5,400	63
Big Lots	27,740	1,194
Biglari Holdings*	461	157
BJ’s Restaurants*	7,157	258
Bloomin’ Brands*	17,720	325
Bob Evans Farms	1,700	81
BorgWarner	11,640	612
Boyd Gaming*	3,600	37
Bright Horizons Family Solutions*	14,619	615
Brinker International	9,400	477
Brown Shoe	2,700	73
Brunswick	14,234	600
Buckle (A)	4,078	185
Buffalo Wild Wings*	4,373	587
Burger King Worldwide (A)	506	15
Burlington Stores (A)*	10,030	400
Cabela’s (A)*	26,989	1,590
Cablevision Systems, Cl A	5,644	99
Caesars Acquisition, Cl A*	782	7
Caesars Entertainment (A)*	9,327	117
Callaway Golf	36,270	263
Capella Education	14,650	917
Career Education*	2,696	14
Carrols Restaurant Group*	1,575	11
Carter’s	2,200	170
Cato, Cl A	9,700	334
Cheesecake Factory	3,149	143
Chico’s FAS	5,500	81
Children’s Place (A)	8,248	393
Chipotle Mexican Grill, Cl A*	1,516	1,011
Christopher & Banks*	1,651	16
Chuy’s Holdings*	8,451	265
Cinemark Holdings	1,913	65
Citi Trends*	653	14
Columbia Sportswear	1,000	36
Container Store Group (A)*	1,184	26
Cooper Tire & Rubber	18,400	528
Core-Mark Holding, Cl A	14,946	793

Description	Shares	Market Value ($ Thousands)
Cracker Barrel Old Country Store	600	$62
CSS Industries	649	16
CST Brands	5,292	190
Cumulus Media, Cl A*	2,995	12
Dana Holding	54,869	1,052
Deckers Outdoor*	409	40
DeVry	1,257	54
Dick’s Sporting Goods	6,670	293
Dillard’s, Cl A	2,522	275
DineEquity	800	65
Dollar General*	8,114	496
Domino’s Pizza	2,231	172
DR Horton	7,350	151
DSW, Cl A	846	25
Dunkin’ Brands Group	2,386	107
Entercom Communications*	1,583	13
Ethan Allen Interiors	16,463	375
EW Scripps, Cl A (A)*	543	9
Express*	26,096	407
Fiesta Restaurant Group*	563	28
Finish Line, Cl A	862	22
Five Below (A)*	40,927	1,621
Foot Locker, Cl A	3,237	180
Fossil Group*	1,300	122
Francesca’s Holdings*	37,440	522
GameStop, Cl A (A)	28,902	1,191
Gannett	18,864	560
Genesco*	10,583	791
Gentex	2,600	70
Gentherm*	3,300	139
Goodyear Tire & Rubber	24,900	562
Graham Holdings, Cl B	42	29
Grand Canyon Education*	533	22
Group 1 Automotive	1,724	125
Hanesbrands	1,788	192
Harley-Davidson, Cl A	17,753	1,033
Harman International Industries, Cl A	1,600	157
Hasbro	8,180	450
Helen of Troy*	2,400	126
Hibbett Sports*	1,500	64
Hilton Worldwide Holdings*	31,311	771
HomeAway*	16,876	599
HSN, Cl A	17,792	1,092
Iconix Brand Group*	1,300	48
Imax*	29,364	806
International Game Technology	38,688	653
International Speedway, Cl A	900	29
Interpublic Group	33,148	607
Isle of Capri Casinos*	14,702	110
J.C. Penney (A)*	48,420	486
Jack in the Box	560	38
Jarden*	3,150	189
John Wiley & Sons, Cl A	900	51
Journal Communications, Cl A*	13,350	113
Kate Spade*	1,744	46
KB Home	11,353	170
Krispy Kreme Doughnuts*	74,225	1,274
Lamar Advertising, Cl A	1,502	74
Lands’ End*	236	10
La-Z-Boy, Cl Z	513	10
Lear	15,285	1,321

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Leggett & Platt	2,310	$81
Lennar, Cl A	3,465	134
Libbey*	11,000	289
Liberty TripAdvisor Holdings, Cl A*	1,338	45
Liberty Ventures, Ser A*	1,338	51
Life Time Fitness*	800	40
LifeLock (A)*	846	12
Lions Gate Entertainment	5,485	181
Lithia Motors, Cl A	1,589	120
Live Nation*	5,200	125
LKQ*	34,746	924
Loral Space & Communications*	800	57
Lumber Liquidators Holdings*	3,520	202
M/I Homes*	595	12
Madison Square Garden, Cl A*	3,928	260
Marcus	723	11
Matthews International, Cl A (A)	13,564	595
Mattress Firm Holding*	220	13
MDC Holdings	2,000	51
Men’s Wearhouse	1,237	58
Meredith	13,204	565
Meritage Homes*	4,483	159
Michael Kors Holdings*	10,208	729
Modine Manufacturing*	2,100	25
Mohawk Industries*	6,272	846
Monro Muffler (A)	1,600	78
Morgans Hotel Group*	3,749	30
Morningstar, Cl A	300	20
Multimedia Games Holding*	8,402	303
NACCO Industries, Cl A	400	20
Nathan’s Famous (A)*	200	14
National CineMedia	42,271	613
Nautilus*	534	6
NetFlix*	2,558	1,154
New York Times, Cl A	11,962	134
Newell Rubbermaid, Cl B	17,223	593
Nexstar Broadcasting Group, Cl A	532	22
Norwegian Cruise Line Holdings*	18,229	657
NVR*	262	296
Office Depot*	27,939	144
Outerwall (A)*	1,200	67
Oxford Industries, Cl A	3,969	242
Panera Bread, Cl A*	8,513	1,385
Papa John’s International, Cl A	226	9
Papa Murphy’s Holdings (A)*	1,688	17
Penn National Gaming*	4,931	55
Penske Auto Group, Cl A	1,800	73
Pep Boys-Manny Moe & Jack*	30,060	268
PetSmart	12,380	868
Pier 1 Imports	43,198	514
Pinnacle Entertainment*	527	13
Polaris Industries	1,672	250
Pool	20,603	1,111
Popeyes Louisiana Kitchen*	5,887	238
Potbelly (A)	9,023	105
PulteGroup	7,423	131
PVH	893	108
Ralph Lauren, Cl A	7,129	1,174
Red Robin Gourmet Burgers*	800	46

Description	Shares	Market Value ($ Thousands)
Regal Entertainment Group, Cl A (A)	1,592	$32
Regis	8,334	133
Ruby Tuesday*	3,000	18
Ruth’s Chris Steak House	1,450	16
Ryland Group	14,252	474
Sally Beauty Holdings*	62,468	1,710
Scholastic, Cl B	4,931	159
Scientific Games, Cl A*	34,562	372
Select Comfort*	7,895	165
Service International	6,700	141
Shutterfly*	2,730	133
Signet Jewelers	10,653	1,214
Sinclair Broadcast Group, Cl A	621	16
Six Flags Entertainment	312	11
Skechers U.S.A., Cl A*	21,398	1,141
Skullcandy*	3,473	27
Sonic	1,045	23
Sonic Automotive, Cl A	477	12
Sotheby’s (A)	1,400	50
Stage Stores	17,500	299
Standard-Pacific*	94,736	709
Starz - Liberty Capital*	3,849	127
Steven Madden*	11,397	367
Stoneridge*	1,763	20
Strayer Education (A)*	1,898	114
Taylor Morrison Home, Cl A*	6,799	110
Tempur Sealy International*	8,233	462
Tenneco*	14,569	762
Tesla Motors*	4,407	1,070
Texas Roadhouse, Cl A	991	28
Thor Industries	700	36
Tile Shop Holdings (A)*	52,253	483
Toll Brothers*	3,528	110
TripAdvisor*	4,810	440
TRW Automotive Holdings*	2,355	239
Tuesday Morning (A)*	44,322	860
Tumi Holdings (A)*	13,321	271
Tupperware Brands	1,200	83
Ulta Salon Cosmetics & Fragrance*	10,360	1,224
Under Armour, Cl A*	2,876	199
Urban Outfitters*	21,331	783
Vail Resorts	9,395	815
Vera Bradley*	7,294	151
Vince Holding*	14,200	430
Visteon*	5,986	582
Vitamin Shoppe*	2,650	118
Wendy’s	4,493	37
Whirlpool	5,200	757
Williams-Sonoma	11,752	782
Winnebago Industries*	1,852	40
Wolverine World Wide (A)	1,400	35
World Wrestling Entertainment, Cl A (A)	900	12
Wynn Resorts	2,125	398
Zoe’s Kitchen*	11,958	368
zulily, Cl A*	8,563	324
Zumiez*	550	15

		74,707

Consumer Staples — 3.2%
Annie’s*	11,883	545
Avon Products	26,996	340

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
B&G Foods, Cl A	2,800	$77
Boston Beer, Cl A (A)*	489	108
Cal-Maine Foods	1,100	98
Casey’s General Stores	10,240	734
Central Garden and Pet, Cl A*	7,100	57
Chefs’ Warehouse Holdings (A)*	17,920	291
Coca-Cola Enterprises	9,282	412
Constellation Brands, Cl A*	353	31
Darling Ingredients*	60,876	1,115
Dean Foods (A)	2,650	35
Diamond Foods*	1,500	43
Energizer Holdings	10,900	1,343
Flowers Foods	4,500	83
Fresh Del Monte Produce	10,000	319
Fresh Market*	3,016	105
Hain Celestial Group*	1,700	174
Herbalife (A)	2,400	105
Ingredion	6,334	480
J&J Snack Foods	12,068	1,129
JM Smucker	11,482	1,137
Keurig Green Mountain	739	96
Kroger	13,284	691
Lancaster Colony (A)	2,331	199
Medifast*	931	31
Molson Coors Brewing, Cl B	10,490	781
Monster Beverage*	4,735	434
Nu Skin Enterprises, Cl A	900	40
Omega Protein*	23,400	292
Pantry*	14,221	288
Post Holdings (A)*	500	17
Rite Aid*	15,025	73
Safeway	11,400	391
Sanderson Farms (A)	1,000	88
Snyder’s-Lance	7,852	208
SpartanNash	24,477	476
Spectrum Brands Holdings	9,521	862
Sprouts Farmers Market (A)*	31,154	906
SUPERVALU*	55,338	495
SYSCO, Cl A	15,954	605
TreeHouse Foods*	8,728	703
United Natural Foods*	3,596	221
Universal (A)	5,400	240
USANA Health Sciences (A)*	4,700	346
Vector Group (A)	3,699	82
WD-40	400	27
Weis Markets	3,800	148
WhiteWave Foods, Cl A*	20,031	728

		18,229

Energy — 5.2%
Abraxas Petroleum*	5,943	31
Alon USA Energy	841	12
Amyris (A)*	3,746	14
Antero Resources*	6,810	374
Arch Coal (A)	46,621	99
Athlon Energy*	21,109	1,229
Bill Barrett (A)*	10,632	234
Bonanza Creek Energy*	14,610	831
Bristow Group	700	47
C&J Energy Services*	28,700	877
Callon Petroleum*	2,924	26
Carrizo Oil & Gas*	6,145	331
Cheniere Energy*	5,327	426
Clean Energy Fuels*	1,077	8

Description	Shares	Market Value ($ Thousands)
Comstock Resources (A)	1,190	$22
Concho Resources*	6,090	764
Contango Oil & Gas*	3,092	103
Dawson Geophysical	793	14
Denbury Resources	7,116	107
Diamondback Energy, Cl A*	10,189	762
Dresser-Rand Group*	2,636	217
Dril-Quip*	4,900	438
Emerald Oil*	1,498	9
Energen	2,800	202
EnLink Midstream	1,172	48
EQT	8,525	780
Era Group*	500	11
Exterran Holdings	25,571	1,133
Forum Energy Technologies*	3,483	107
Gastar Exploration (A)*	3,746	22
Golar LNG	3,200	212
Goodrich Petroleum (A)*	2,199	33
Gulfport Energy*	2,988	160
Halcon Resources, Cl A (A)*	5,558	22
Hallador Energy	1,311	15
Helix Energy Solutions Group*	38,660	853
Helmerich & Payne	15,849	1,551
Hercules Offshore (A)*	52,229	115
HollyFrontier	2,212	97
Key Energy Services*	3,100	15
Kodiak Oil & Gas*	9,063	123
Kosmos Energy*	46,032	458
Laredo Petroleum*	61,254	1,373
LinnCo	2,688	78
Magnum Hunter Resources*	4,668	26
Matador Resources*	17,834	461
McDermott International*	85,303	488
Nabors Industries	16,862	384
Natural Gas Services Group*	1,469	35
Newfield Exploration*	22,572	837
Newpark Resources, Cl A*	30,660	381
Nordic American Tankers, Cl US (A)	1,392	11
Northern Oil And Gas*	7,119	101
Oasis Petroleum*	40,289	1,684
Oceaneering International, Cl A	2,699	176
Oil States International*	1,249	77
Panhandle Oil and Gas, Cl A	600	36
Patterson-UTI Energy	19,700	641
PDC Energy, Cl A*	19,003	956
Peabody Energy (A)	8,411	104
Penn Virginia*	1,095	14
Pioneer Energy Services*	1,540	22
Pioneer Natural Resources	3,785	746
QEP Resources	4,252	131
Range Resources	2,470	167
Rex Energy*	9,836	125
RigNet, Cl A*	519	21
Ring Energy*	15,414	227
Rosetta Resources*	8,325	371
RPC	560	12
RSP Permian*	22,368	572
Sanchez Energy (A)*	442	12
SEACOR Holdings, Cl A*	500	37
SemGroup, Cl A	407	34

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
SM Energy	1,490	$116
Solazyme (A)*	26,467	197
Spectra Energy	19,405	762
Stone Energy, Cl A*	13,184	413
Superior Energy Services	33,918	1,115
Swift Energy, Cl A*	15,367	148
Targa Resources	467	64
Tesoro	14,233	868
TETRA Technologies*	45,582	493
Tidewater, Cl A	275	11
Triangle Petroleum (A)*	1,490	16
Ultra Petroleum*	5,018	117
Unit*	863	51
VAALCO Energy*	3,345	28
Warren Resources*	87,500	464
Western Refining	27,138	1,140
Willbros Group*	1,500	13
World Fuel Services	1,200	48
WPX Energy*	14,410	347

		29,683

Financials — 19.3%
1st Source	4,900	140
1st United Bancorp	1,336	11
Acadia Realty Trust†	37,048	1,022
Affiliated Managers Group*	7,614	1,526
Alexander’s†	100	37
Alexandria Real Estate Equities†	10,497	774
Alleghany*	298	125
Allied World Assurance Holdings	18,600	685
Allstate	8,087	496
Altisource Residential†	525	13
Ambac Financial Group, Cl B (A)*	1,198	27
American Assets Trust†	28,220	930
American Campus Communities†	28,488	1,038
American Capital*	8,900	126
American Equity Investment Life Holding	4,000	92
American Financial Group	13,800	799
American National Insurance	4,000	450
American Residential Properties (A)*†	8,376	154
Ameriprise Financial	5,318	656
Ameris Bancorp	612	13
Amerisafe	1,639	64
Ames National, Cl B (A)	463	10
Anworth Mortgage Asset†	27,389	131
Aon	8,200	719
Apartment Investment & Management, Cl A†	3,753	119
Apollo Commercial Real Estate Finance†	2,950	46
Arch Capital Group*	3,336	183
Ares Capital	10,969	177
Ares Commercial Real Estate†	1,575	18
Argo Group International Holdings	4,487	226
Armada Hoffler Properties†	908	8
Arthur J. Gallagher	3,767	171
Artisan Partners Asset Management, Cl A	368	19
Ashford Hospitality Trust†	1,207	12

Description	Shares	Market Value ($ Thousands)
Aspen Insurance Holdings	8,500	$364
Associated Banc-Corp	3,600	63
Associated Estates Realty†	3,300	58
Assurant	10,159	653
Assured Guaranty	6,000	133
Axis Capital Holdings	2,535	120
Banco Latinoamericano de Exportaciones, Cl E	21,159	649
Bancorpsouth, Cl A	583	12
Bank Mutual	2,912	19
Bank of Hawaii	900	51
Bank of Marin Bancorp	496	23
Bank of the Ozarks	32,535	1,026
BankFinancial	1,059	11
BankUnited	16,893	515
Banner	523	20
BBCN Bancorp	29,949	437
Berkshire Hills Bancorp	11,600	272
BGC Partners, Cl A	3,162	23
BioMed Realty Trust†	4,615	93
BlackRock Kelso Capital	2,400	21
Blackstone Mortgage Trust, Cl A†	11,367	308
Boston Private Financial Holdings	96,724	1,198
Brandywine Realty Trust†	46,377	653
Bridge Capital Holdings*	649	15
Brixmor Property Group†	8,180	182
Brown & Brown	2,724	88
Calamos Asset Management, Cl A	28,862	325
Camden Property Trust†	1,473	101
Capitol Federal Financial	1,659	20
Capstead Mortgage (A)†	1,900	23
Cardinal Financial	13,748	235
Cascade Bancorp*	3,176	16
Cash America International	520	23
Cathay General Bancorp	2,100	52
CBL & Associates Properties†	40,731	729
CBRE Group, Cl A*	31,362	933
Cedar Realty Trust†	1,931	11
Chambers Street Properties (A)†	5,859	44
Charter Financial	994	11
Chatham Lodging Trust†	669	15
Chemical Financial	10,100	272
Chesapeake Lodging Trust†	3,000	88
Chimera Investment†	35,088	107
City National	6,489	491
CNA Financial	12,400	472
CNB Financial	608	10
CNO Financial Group	117,143	1,987
CoBiz Financial	72,117	806
Cohen & Steers (A)	491	19
Colony Financial†	2,059	46
Columbia Banking System	1,330	33
Commerce Bancshares	1,767	79
Community Trust Bancorp	11,110	374
Connectone Bancorp*	1,704	32
Consolidated-Tomoka Land	276	14
Corporate Office Properties Trust†	5,120	132
Corrections Corp of America†	2,250	77
Cousins Properties, Cl A†	14,402	172

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Cowen Group, Cl A*	3,345	$13
Credit Acceptance, Cl A*	230	29
CubeSmart†	3,500	63
CVB Financial	14,812	213
CYS Investments (A)†	36,241	299
DCT Industrial Trust†	9,100	68
DDR†	6,338	106
DiamondRock Hospitality†	4,812	61
Dime Community Bancshares	15,500	223
Douglas Emmett†	1,822	47
Duke Realty†	7,859	135
DuPont Fabros Technology†	41,958	1,135
Dynex Capital†	2,399	19
E*Trade Financial*	12,220	276
Eagle Bancorp*	39,339	1,252
East West Bancorp	49,395	1,679
EastGroup Properties†	17,132	1,038
Education Realty Trust, Cl A†	111,706	1,148
eHealth*	4,926	119
Empire State Realty Trust, Cl A (A)†	999	15
Employers Holdings	17,888	344
Encore Capital Group (A)*	303	13
Endurance Specialty Holdings (A)	18,886	1,042
Enstar Group*	400	55
EPR Properties, Cl A†	11,390	577
Equity Commonwealth†	11,100	285
Equity Lifestyle Properties†	1,800	76
Equity One, Cl A†	16,882	365
Erie Indemnity, Cl A	2,000	152
Essex Property Trust†	697	125
Evercore Partners, Cl A	700	33
Everest Re Group	7,460	1,209
Excel Trust†	2,400	28
Extra Space Storage†	2,600	134
Ezcorp, Cl A*	1,038	10
FBL Financial Group, Cl A	2,500	112
Federal Agricultural Mortgage, Cl C	381	12
Federal Realty Investment Trust†	1,637	194
Federated Investors, Cl B (A)	9,971	293
FelCor Lodging Trust†	6,100	57
Fifth Street Finance	1,600	15
Fifth Third Bancorp	35,039	702
Financial Engines	9,167	314
First American Financial	3,200	87
First Bancorp (A)	1,688	28
First BanCorp Puerto Rico*	19,799	94
First Busey	2,233	12
First Cash Financial Services*	2,281	128
First Citizens BancShares, Cl A	499	108
First Commonwealth Financial	51,502	432
First Financial Bancorp	3,100	49
First Financial Bankshares, Cl A (A)	13,050	363
First Financial Northwest	979	10
First Horizon National	48,411	595
First Industrial Realty Trust†	4,500	76
First Midwest Bancorp	37,558	604
First NBC Bank Holding*	12,995	426
First Niagara Financial Group	35,900	299

Description	Shares	Market Value ($ Thousands)
First Potomac Realty Trust†	3,400	$40
First Republic Bank	2,614	129
FirstMerit, Cl A	8,048	142
Flushing Financial	1,600	29
FNB (Pennsylvania)	11,200	134
FNF Group	6,136	170
FNFV Group*	1,233	17
Forest City Enterprises, Cl A*	59,109	1,156
Fox Chase Bancorp, Cl A	613	10
Franklin Street Properties†	5,100	57
Fulton Financial	38,300	424
FXCM, Cl A (A)	29,719	471
GAMCO Investors, Cl A	400	28
Gaming and Leisure Properties (A)†	1,300	40
Garrison Capital	1,398	20
Genworth Financial, Cl A*	10,545	138
Geo Group†	2,419	93
Getty Realty†	3,100	53
GFI Group	4,000	22
Glacier Bancorp, Cl A	31,724	820
Gladstone Commercial (A)†	2,329	40
Glimcher Realty Trust†	61,020	826
Gramercy Property Trust†	6,858	40
Greenhill (A)	3,906	182
Greenlight Capital Re*	1,000	32
Hampton Roads Bankshares (A)*	6,129	9
Hancock Holding, Cl A	50,948	1,633
Hanmi Financial	586	12
Hanover Insurance Group, Cl A	38,140	2,343
Hartford Financial Services Group	18,429	686
Hatteras Financial†	2,449	44
HCC Insurance Holdings	1,700	82
Healthcare Realty Trust†	3,400	81
Hercules Technology Growth Capital, Cl A (A)	2,284	33
Heritage Commerce	1,359	11
Hersha Hospitality Trust, Cl A†	6,370	41
HFF, Cl A	12,864	372
Highwoods Properties†	14,896	580
Hilltop Holdings*	610	12
Home BancShares	15,256	449
Home Loan Servicing Solutions	1,783	38
Home Properties†	588	34
Horace Mann Educators, Cl A	23,303	664
Hospitality Properties Trust†	21,800	585
Host Hotels & Resorts†	29,019	619
Howard Hughes*	1,995	299
Hudson City Bancorp, Cl A	15,642	152
Hudson Pacific Properties†	1,170	29
Hudson Valley Holding	589	11
Huntington Bancshares	148,998	1,450
IBERIABANK	29,825	1,864
Independent Bank (A)	800	29
Infinity Property & Casualty	6,577	421
Inland Real Estate†	46,050	456
International Bancshares	1,392	34
Invesco Mortgage Capital†	3,246	51
Investment Technology Group*	715	11
Investors Bancorp	122,838	1,244
iStar Financial*†	1,894	26

5	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Janus Capital Group (A)	35,474	$516
Jones Lang LaSalle	999	126
Kemper, Cl A	2,400	82
Kennedy-Wilson Holdings	33,283	797
Kilroy Realty†	1,275	76
Kite Realty Group Trust†	569	14
LaSalle Hotel Properties†	23,535	806
Legg Mason	2,550	130
Lexington Realty Trust (A)†	72,556	710
Liberty Property Trust (A)†	2,295	76
LPL Financial Holdings	655	30
LTC Properties†	2,500	92
MainSource Financial Group	1,220	21
Manning & Napier, Cl A	843	14
Markel*	320	204
MarketAxess Holdings	3,601	223
MB Financial	16,649	461
MBIA*	5,600	51
MCG Capital	3,030	11
Meadowbrook Insurance Group	6,300	37
Medical Properties Trust†	5,500	67
Mercury General	500	24
MFA Financial (A)†	122,993	957
MGIC Investment*	7,929	62
Mid-America Apartment Communities†	8,042	528
Monmouth Real Estate Investment, Cl A (A)†	2,183	22
Montpelier Re Holdings	18,100	563
Moody’s	12,731	1,203
MSCI, Cl A	2,800	132
NASDAQ OMX Group, Cl A	1,409	60
National Bank Holdings, Cl A	516	10
National Health Investors†	800	46
National Penn Bancshares	58,312	566
National Retail Properties, Cl REIT (A)†	2,469	85
National Western Life Insurance, Cl A	200	49
Navigators Group*	800	49
NBT Bancorp	800	18
Nelnet, Cl A	932	40
New Residential Investment†	3,268	19
New York Mortgage Trust (A)†	3,009	22
Northfield Bancorp	1,122	15
NorthStar Asset Management Group*	3,601	66
NorthStar Realty Finance†	3,601	64
Northwest Bancshares	4,100	50
Ocwen Financial*	4,200	110
OFG Bancorp (A)	23,834	357
Old National Bancorp, Cl A	4,800	62
Old Republic International	4,000	57
Omega Healthcare Investors (A)†	33,700	1,152
OmniAmerican Bancorp, Cl A	888	23
One Liberty Properties (A)†	635	13
Oppenheimer Holdings, Cl A	660	13
Opus Bank*	6,608	202
Oritani Financial	4,100	58
Pacific Continental	884	11
PacWest Bancorp	72,271	2,980
Park National	300	23
Parkway Properties†	1,187	22

Description	Shares	Market Value ($ Thousands)
PartnerRe	14,878	$1,635
Pebblebrook Hotel Trust†	47,337	1,768
Pennsylvania†	27,100	540
PennyMac Mortgage Investment Trust†	6,334	136
Peoples Bancorp (A)	840	20
People’s United Financial	9,000	130
PHH*	1,000	22
Phoenix*	230	13
Physicians Realty Trust†	763	11
Piedmont Office Realty Trust, Cl A (A)†	2,520	45
Platinum Underwriters Holdings	7,736	471
Popular*	11,540	340
Portfolio Recovery Associates*	1,200	63
Post Properties†	1,200	62
Potlatch†	4,057	163
Preferred Bank	479	11
Principal Financial Group, Cl A	7,000	367
PrivateBancorp, Cl A	11,302	338
ProAssurance	3,600	159
Prosperity Bancshares	9,377	536
Protective Life	1,466	102
Provident Financial Services	11,461	188
PS Business Parks†	3,811	290
Pzena Investment Management, Cl A (A)	1,239	12
Radian Group (A)	47,598	679
Ramco-Gershenson Properties†	2,300	37
Raymond James Financial	1,947	104
Rayonier†	1,703	53
Realogy Holdings*	10,819	402
Redwood Trust (A)†	1,200	20
Regency Centers†	1,585	85
Regional Management*	1,170	21
Regions Financial	39,500	397
Reinsurance Group of America, Cl A	13,116	1,051
RenaissanceRe Holdings	1,520	152
Resource Capital†	2,600	13
Retail Opportunity Investments†	10,108	149
Rexford Industrial Realty†	15,104	209
RLI	1,600	69
RLJ Lodging Trust†	17,849	508
Ryman Hospitality Properties (A)†	1,086	51
S&T Bancorp	5,000	117
Sabra Health Care†	2,365	58
Safeguard Scientifics (A)*	34,616	637
Selective Insurance Group	19,441	430
Senior Housing Properties Trust†	3,100	65
Signature Bank NY, Cl B*	12,022	1,347
Silver Bay Realty Trust†	17,157	278
Southwest Bancorp	1,279	21
Sovran Self Storage†	1,800	134
Spirit Realty Capital†	11,051	121
St. Joe (A)*	1,651	33
STAG Industrial†	5,138	106
StanCorp Financial Group	11,989	757
Starwood Property Trust†	2,300	51

6	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Starwood Waypoint Residential Trust†	8,006	$208
State Bank Financial	1,268	21
Sterling Bancorp	18,456	236
Stifel Financial*	15,932	747
Strategic Hotels & Resorts*†	8,200	96
Summit Hotel Properties†	2,321	25
Sun Bancorp (A)*	10,338	187
Sun Communities†	1,400	71
Sunstone Hotel Investors†	5,100	71
SunTrust Banks	17,965	683
Susquehanna Bancshares	16,744	167
SVB Financial Group, Cl B*	19,393	2,174
Symetra Financial	31,096	725
Synovus Financial	3,642	86
Tanger Factory Outlet Centers†	2,000	65
Taubman Centers†	1,400	102
TCF Financial	80,970	1,257
TD Ameritrade Holding	21,741	726
Terreno Realty†	654	12
Texas Capital Bancshares*	8,507	491
TFS Financial	7,901	113
THL Credit	883	11
Trustmark	1,750	40
Two Harbors Investment†	61,791	598
UMB Financial	8,607	470
UMH Properties (A)†	1,069	10
Umpqua Holdings	23,247	383
United Bankshares	4,300	133
United Community Banks	805	13
United Fire Group	4,000	111
Universal Health Realty Income Trust†	296	12
Unum Group	37,084	1,275
Urstadt Biddle Properties, Cl A†	1,048	21
Validus Holdings	15,363	601
Valley National Bancorp (A)	2,429	24
ViewPoint Financial Group	3,900	93
Virtus Investment Partners	1,110	193
Waddell & Reed Financial, Cl A	1,215	63
Walter Investment Management (A)*	1,156	25
Washington†	937	24
Washington Federal	1,500	31
Webster Financial	7,700	224
Weingarten Realty Investors†	1,925	61
WesBanco	12,800	392
Westamerica Bancorporation (A)	9,791	455
Western Alliance Bancorp*	70,979	1,696
White Mountains Insurance Group	100	63
Whitestone, Cl B†	763	11
Willis Group Holdings	10,107	418
Wilshire Bancorp	1,754	16
Winthrop Realty Trust†	870	13
Wintrust Financial	600	27
WisdomTree Investments*	18,383	209
WL Ross Holding*	23,700	254
World Acceptance (A)*	800	54
WR Berkley	1,441	69
WSFS Financial	9,335	668
Yadkin Financial*	20,000	363
Zions Bancorporation	23,137	672

		110,600

Description	Shares	Market Value ($ Thousands)
Health Care — 11.9%
Abaxis	5,321	$270
ABIOMED (A)*	3,356	83
Acadia Healthcare, Cl A*	44,350	2,151
ACADIA Pharmaceuticals (A)*	1,229	30
Accuray (A)*	4,734	34
AcelRx Pharmaceuticals (A)*	16,293	89
Acorda Therapeutics*	3,969	134
Actavis*	845	204
Aetna, Cl A	670	54
Affymetrix, Cl A*	4,300	34
Agilent Technologies	15,723	896
Air Methods*	1,800	100
Akorn*	36,105	1,309
Albany Molecular Research*	638	14
Alere*	890	35
Alexion Pharmaceuticals*	2,909	482
Align Technology*	16,270	841
Alkermes*	4,000	171
Allscripts Healthcare Solutions*	3,436	46
Almost Family*	454	12
Alnylam Pharmaceuticals*	6,062	473
AMAG Pharmaceuticals (A)*	10,039	320
AmerisourceBergen	6,362	492
Amicus Therapeutics*	4,902	29
Ampio Pharmaceuticals*	30,213	107
Amsurg*	16,469	824
Arena Pharmaceuticals (A)*	9,805	41
Ariad Pharmaceuticals (A)*	65,688	355
Array BioPharma*	5,436	19
athenahealth (A)*	1,600	211
Auxilium Pharmaceuticals (A)*	1,099	33
Avanir Pharmaceuticals, Cl A*	2,101	25
BioDelivery Sciences International (A)*	1,090	19
BioMarin Pharmaceuticals*	1,324	96
Bio-Rad Laboratories, Cl A*	4,892	555
Bio-Reference Laboratories (A)*	1,000	28
BioScrip*	15,262	106
Brookdale Senior Living, Cl A*	25,101	809
Bruker BioSciences*	19,364	359
Capital Senior Living*	200	4
CareFusion*	15,677	709
Castlight Health, Cl B*	8,723	113
Catamaran*	859	36
Celldex Therapeutics, Cl A (A)*	7,382	96
Centene*	1,600	132
Cepheid*	11,079	488
Cerus*	5,403	22
Charles River Laboratories International*	29,906	1,787
Chemed (A)	9,100	936
ChemoCentryx (A)*	2,128	10
Chimerix*	4,814	133
Clovis Oncology*	2,787	126
Community Health Systems*	2,645	145
Conmed	15,740	580
Cooper, Cl A	5,976	931
Corcept Theraputics, Inc. (A)*	5,556	15
Covance*	10,086	794
CTI BioPharma (A)*	5,848	14
Cubist Pharmaceuticals*	18,716	1,242

7	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Dentsply International	21,678	$989
DexCom*	26,872	1,075
Dyax*	3,774	38
Endo International*	3,342	228
Endologix*	753	8
Envision Healthcare Holdings*	37,160	1,289
Enzo Biochem*	1,981	10
Exact Sciences (A)*	930	18
ExamWorks Group*	24,081	789
GenMark Diagnostics*	1,141	10
Genomic Health (A)*	436	12
Gentiva Health Services*	6,986	117
Geron (A)*	5,525	11
Globus Medical, Cl A*	581	11
Greatbatch*	31,203	1,330
GW Pharmaceuticals PLC (A)*	3,379	273
Haemonetics*	1,600	56
Halozyme Therapeutics (A)*	2,500	23
Health Net, Cl A*	1,800	83
HealthSouth	30,384	1,121
Healthways*	644	10
HeartWare International*	1,641	127
Hill-Rom Holdings	1,400	58
HMS Holdings*	7,739	146
Hologic*	31,993	778
Horizon Pharma (A)*	4,049	50
Humana	12,744	1,661
Hyperion Therapeutics (A)*	1,076	27
ICON*	11,790	675
ICU Medical*	5,669	364
Idexx Laboratories*	1,226	144
Illumina*	9,836	1,612
ImmunoGen (A)*	29,619	314
Impax Laboratories*	2,000	47
Incyte*	3,300	162
Insulet*	47,510	1,751
Integra LifeSciences Holdings*	2,927	145
Intercept Pharmaceuticals*	644	152
Intersect ENT*	14,071	218
Ironwood Pharmaceuticals, Cl A*	4,284	55
Isis Pharmaceuticals (A)*	12,000	466
Jazz Pharmaceuticals*	6,606	1,061
Karyopharm Therapeutics*	5,686	199
Keryx Biopharmaceuticals (A)*	2,148	30
Kindred Healthcare	12,500	243
KYTHERA Biopharmaceuticals*	7,327	240
LDR Holding*	25,250	786
LHC Group*	500	12
LifePoint Hospitals*	1,200	83
Magellan Health*	7,805	427
Mallinckrodt*	6,229	562
MannKind (A)*	9,300	55
MedAssets*	4,742	98
Medicines*	12,480	279
Medidata Solutions*	1,048	46
Medivation*	1,438	142
MEDNAX*	27,690	1,518
Merge Healthcare*	8,683	19
Merit Medical Systems*	3,125	37
Merrimack Pharmaceuticals (A)*	3,589	31
Mettler Toledo International*	2,460	630
MiMedx Group (A)*	1,945	14

Description	Shares	Market Value ($ Thousands)
Myriad Genetics (A)*	2,200	$85
Nektar Therapeutics*	16,412	198
Neogen, Cl B*	4,029	159
Neurocrine Biosciences*	750	12
Novavax (A)*	3,449	14
NPS Pharmaceuticals*	20,539	534
NuVasive*	1,300	45
NxStage Medical*	1,027	14
Omeros (A)*	1,972	25
Omnicare	3,200	199
Omnicell*	1,300	36
Opko Health (A)*	1,431	12
OraSure Technologies*	2,604	19
Orthofix International*	1,400	43
Otonomy*	8,157	196
OvaScience*	2,593	43
Owens & Minor (A)	950	31
Pacific Biosciences of California*	5,998	29
Pacira Pharmaceuticals*	16,090	1,559
Parexel International*	18,480	1,166
Patterson	33,887	1,404
PDL BioPharma (A)	1,700	13
PerkinElmer	14,013	611
Pernix Therapeutics Holdings*	4,566	35
Pharmacyclics*	1,202	141
PharMerica*	19,608	479
Portola Pharmaceuticals*	22,584	571
Premier, Cl A*	21,021	691
Prestige Brands Holdings, Cl A*	8,968	290
Progenics Pharmaceuticals (A)*	37,884	197
PTC Therapeutics (A)*	5,983	263
Puma Biotechnology (A)*	2,818	672
QIAGEN*	8,077	184
Quest Diagnostics	9,721	590
Quidel*	8,633	232
Quintiles Transnational Holdings*	213	12
ResMed (A)	4,239	209
Rockwell Medical (A)*	2,762	25
RTI Biologics*	3,333	16
Salix Pharmaceuticals*	6,312	986
Sangamo Biosciences (A)*	980	11
Sarepta Therapeutics (A)*	830	18
SciClone Pharmaceuticals*	43,342	299
Seattle Genetics (A)*	14,211	528
Select Medical Holdings	50,800	611
Sequenom (A)*	4,716	14
Sirona Dental Systems, Cl A*	17,098	1,311
Spectranetics*	1,051	28
Spectrum Pharmaceuticals (A)*	1,424	12
STAAR Surgical*	9,753	104
STERIS, Cl A	1,400	76
Sunesis Pharmaceuticals (A)*	1,992	14
Supernus Pharmaceuticals (A)*	1,449	13
Symmetry Medical*	1,500	15
Synageva BioPharma, Cl A (A)*	3,814	262
Team Health Holdings*	41,665	2,416
Techne, Cl A	1,171	110
Teleflex	3,980	418
Tenet Healthcare*	3,525	209
TESARO (A)*	29,683	799
Tetraphase Pharmaceuticals*	5,855	117

8	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Theravance, Cl A (A)	1,400	$24
Theravance Biopharma (A)*	585	13
Thoratec*	5,840	156
Threshold Pharmaceuticals, Cl A (A)*	3,800	14
Tornier BV*	677	16
Ultragenyx Pharmaceutical (A)*	3,316	188
United Therapeutics*	10,414	1,340
Universal Health Services, Cl B	2,241	234
US Physical Therapy	900	32
Valeant Pharmaceuticals International*	5,255	689
VCA*	1,119	44
Veeva Systems, Cl A (A)*	26,261	740
Vertex Pharmaceuticals*	10,018	1,125
VIVUS*	54,371	210
WellCare Health Plans*	800	48
West Pharmaceutical Services	2,200	98
Wright Medical Group*	16,320	495
XenoPort*	1,229	7
XOMA*	33,176	140

		68,206

Industrials — 16.0%
AAON	5,062	86
AAR	1,100	27
ABM Industries	2,100	54
Acacia Research	1,425	22
ACCO Brands*	1,693	12
Actuant, Cl A	62,561	1,909
Acuity Brands	16,722	1,968
Advisory Board*	2,000	93
Aecom Technology (A)*	34,793	1,174
Aegion, Cl A*	5,087	113
AGCO	13,497	614
Air Lease, Cl A	1,979	64
Aircastle	31,832	521
Alaska Air Group	3,200	139
Albany International, Cl A	1,900	65
Allegion	2,462	117
Alliant Techsystems	4,015	512
Altra Industrial Motion	28,293	825
American Airlines Group	3,969	141
American Woodmark*	2,878	106
AO Smith	14,044	664
Applied Industrial Technologies, Cl A	18,562	847
ARC Document Solutions*	2,532	21
ArcBest	900	34
Armstrong World Industries*	16,644	932
Astronics*	2,107	100
Atlas Air Worldwide Holdings (A)*	800	26
Avis Budget Group*	2,513	138
Barnes Group	1,100	33
BE Aerospace*	1,400	117
Beacon Roofing Supply*	5,422	138
Briggs & Stratton	7,081	128
Brink’s	3,100	75
Canadian Pacific Railway	4,601	954
Carlisle	22,039	1,772
Chart Industries (A)*	6,788	415
Chicago Bridge & Iron	2,261	131
Cintas	12,501	882

Description	Shares	Market Value ($ Thousands)
CIRCOR International	17,165	$1,156
Civeo	2,498	29
Clarcor	2,766	174
Clean Harbors*	35,531	1,916
Colfax*	4,951	282
Con-way	6,573	312
Copa Holdings, Cl A	2,016	216
Copart*	2,400	75
Corporate Executive Board	1,100	66
Covanta Holding	3,100	66
Crane, Cl A	600	38
Curtiss-Wright	29,201	1,925
Delta Air Lines, Cl A	27,393	990
Deluxe	11,400	629
DigitalGlobe*	23,468	669
Donaldson, Cl A	19,960	811
Douglas Dynamics	569	11
Dover	11,037	887
Dun & Bradstreet	651	76
DXP Enterprises*	1,577	116
Dycom Industries*	29,350	901
Dynamic Materials	986	19
EMCOR Group	48,413	1,935
Engility Holdings*	1,216	38
EnPro Industries*	5,587	338
Equifax	2,212	165
ESCO Technologies	5,019	175
Esterline Technologies*	12,454	1,386
Exelis	1,677	28
Federal Signal	3,905	52
Flowserve	10,357	730
Fluor	11,830	790
Fortune Brands Home & Security	26,703	1,098
Forward Air	4,163	187
Foster Wheeler	3,477	110
Franklin Electric	9,102	316
FTI Consulting*	331	12
FuelCell Energy (A)*	5,377	11
G&K Services	19,361	1,072
GATX	700	41
GenCorp (A)*	3,047	49
Generac Holdings (A)*	21,523	873
Genesee & Wyoming, Cl A*	10,897	1,039
Gibraltar Industries*	686	9
Gorman-Rupp (A)	1,952	59
Graco	9,611	701
GrafTech International*	1,400	6
Graham, Cl A	528	15
Granite Construction	5,570	177
Great Lakes Dredge & Dock	3,253	20
Greenbrier (A)	13,161	966
H&E Equipment Services	355	14
Harsco	3,200	68
Hawaiian Holdings (A)*	41,000	552
HD Supply Holdings*	63,638	1,735
Healthcare Services Group	4,458	128
Heartland Express	2,631	63
HEICO (A)	2,201	103
Heidrick & Struggles International	411	8
Herman Miller	1,500	45
Hertz Global Holdings*	29,221	742

9	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Hexcel, Cl A*	24,505	$973
Hillenbrand	2,500	77
HNI	3,926	141
Houston Wire & Cable	2,433	29
Hub Group, Cl A*	1,400	57
Hubbell, Cl B	2,337	282
Hyster-Yale Materials Handling	1,266	91
IDEX	15,583	1,128
Insteel Industries	905	19
Interface, Cl A	36,562	590
ITT	19,743	887
JetBlue Airways (A)*	1,486	16
John Bean Technologies, Cl A	1,377	39
Kadant	25,142	982
Kaman, Cl A	2,096	82
KAR Auction Services	17,113	490
Kelly Services, Cl A	1,200	19
Kennametal	2,875	119
Keyw Holding, Cl A (A)*	23,298	258
Kirby*	17,464	2,058
Knightsbridge Tankers	1,151	10
Knoll, Cl B	1,220	21
Korn/Ferry International*	13,035	325
Kratos Defense & Security Solutions (A)*	1,570	10
L-3 Communications Holdings	7,300	868
Landstar System	13,509	975
Lennox International	2,400	184
Lincoln Electric Holdings	15,552	1,075
Lindsay (A)	1,858	139
LMI Aerospace (A)*	911	12
Lydall*	13,800	373
Manitowoc	2,585	61
Manpowergroup	1,493	105
Marten Transport	2,100	37
Masonite International*	3,525	195
MasTec*	4,539	139
Mcgrath Rentcorp	1,900	65
Meritor*	1,468	16
Middleby*	18,565	1,636
Moog, Cl A*	23,071	1,578
MRC Global*	4,441	104
MSA Safety	320	16
MSC Industrial Direct, Cl A	7,818	668
Mueller Industries	1,000	28
Mueller Water Products, Cl A	42,314	350
Navistar International*	3,086	101
NCI Building Systems*	6,335	123
Nordson	8,742	665
Northwest Pipe*	15,185	518
Old Dominion Freight Line, Cl A*	14,168	1,001
Orbital Sciences*	11,449	318
Oshkosh Truck	13,500	596
Pall	15,234	1,275
Parker-Hannifin, Cl A	4,644	530
Pentair	2,782	182
Pitney Bowes	25,426	635
Polypore International (A)*	613	24
Primoris Services	3,775	101
Quanex Building Products	1,800	33
Quanta Services*	3,941	143
RBC Bearings	9,272	526
Regal-Beloit	23,284	1,496

Description	Shares	Market Value ($ Thousands)
Republic Airways Holdings*	19,258	$214
Rexnord*	2,310	66
Robert Half International	3,076	151
Rollins	3,773	110
RR Donnelley & Sons	24,687	406
Ryder System	8,900	801
Saia*	9,900	491
Simpson Manufacturing	19,075	556
Snap-on	800	97
SolarCity (A)*	576	34
Spirit AeroSystems Holdings, Cl A*	2,153	82
Spirit Airlines*	11,740	812
SPX	900	84
Stanley Black & Decker	10,733	953
Steelcase, Cl A	25,800	418
Stericycle, Cl A*	18,266	2,129
Swift Transportation, Cl A*	636	13
TAL International Group (A)	10,200	421
Team*	6,035	229
Teledyne Technologies*	13,020	1,224
Terex	7,552	240
Tetra Tech	32,347	808
Textron	7,400	266
Timken	6,716	285
Toro	1,400	83
Towers Watson, Cl A	1,300	129
TransDigm Group	500	92
TriMas*	6,449	157
TriNet Group*	4,734	122
Trinity Industries	35,278	1,648
Triumph Group	6,787	441
TrueBlue*	62,958	1,590
Tutor Perini*	3,700	98
Unifirst	644	62
United Rentals*	12,187	1,354
United Stationers	1,000	38
Universal Forest Products	1,908	82
URS	9,353	539
USG*	8,140	224
UTI Worldwide*	21,013	223
Valmont Industries (A)	4,917	663
Vectrus*	93	2
Vicor (A)*	2,300	22
Wabash National*	2,806	37
WABCO Holdings*	5,849	532
Wabtec	3,600	292
WageWorks*	8,366	381
Waste Connections	3,782	183
Watsco	600	52
Watts Water Technologies, Cl A	29,120	1,696
WESCO International*	10,460	819
Woodward	1,400	67
Xylem	16,452	584

		91,885

Information Technology — 16.5%
3D Systems (A)*	2,621	122
ACI Worldwide*	6,906	130
Acxiom*	61,828	1,023
Adtran	29,774	611
Advanced Energy Industries*	1,400	26
Advanced Micro Devices (A)*	11,118	38
Advent Software	4,096	129

10	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Alliance Data Systems*	4,908	$1,219
Alpha & Omega Semiconductor*	1,342	13
Amdocs	22,400	1,028
Amphenol, Cl A	11,642	1,163
Anixter International	500	42
Ansys*	8,824	668
AOL*	2,700	121
Applied Materials	46,775	1,011
Applied Micro Circuits*	370	3
Arista Networks*	1,705	151
ARRIS Group*	7,200	204
Arrow Electronics, Cl A*	1,900	105
Aruba Networks*	19,258	416
ASML Holding, Cl G (A)	690	68
Aspen Technology*	18,063	681
Atmel*	129,348	1,045
Autodesk, Cl A*	15,599	860
Avago Technologies, Cl A	12,340	1,074
Avnet	8,652	359
Belden	18,415	1,179
Benchmark Electronics*	25,072	557
Blackbaud, Cl A	3,876	152
Blackhawk Network Holdings, Cl A (A)*	835	27
Blackhawk Network Holdings, Cl B*	1,872	61
Bottomline Technologies*	2,964	82
Broadridge Financial Solutions	1,700	71
BroadSoft*	18,129	381
Brocade Communications Systems	100,100	1,088
CACI International, Cl A*	900	64
Cadence Design Systems*	196,641	3,384
Calix*	2,331	22
Callidus Software*	1,561	19
Carbonite*	1,001	10
Cavium*	16,410	816
Checkpoint Systems*	1,100	13
Ciena*	400	7
Citrix Systems*	16,070	1,146
Cognex*	24,977	1,006
Coherent*	8,615	529
Cohu	1,032	12
CommVault Systems*	3,421	172
Computer Sciences	10,700	654
comScore*	735	27
Comtech Telecommunications	400	15
Concur Technologies*	14,875	1,886
Constant Contact*	27,400	744
Convergys	33,801	602
Conversant (A)*	3,600	123
CoreLogic*	1,800	49
Cornerstone OnDemand*	2,249	77
CoStar Group*	13,719	2,134
Cray (A)*	1,586	42
Cree (A)*	1,902	78
CSG Systems International	16,700	439
Cvent (A)*	13,359	339
Cypress Semiconductor (A)	4,610	45
Dealertrack Technologies*	39,259	1,704
Demandware (A)*	13,070	666
Diebold	20,103	710

Description	Shares	Market Value ($ Thousands)
Diodes*	1,800	$43
Dolby Laboratories, Cl A (A)*	257	11
DST Systems	600	50
EarthLink Holdings	5,988	21
Ebix (A)	1,665	24
Echo Global Logistics*	1,761	42
EchoStar, Cl A*	2,900	141
Electronic Arts*	34,627	1,233
Electronics For Imaging*	1,300	57
EnerNOC*	1,300	22
Entegris*	6,300	72
Envestnet*	24,504	1,103
EPAM Systems*	372	16
Euronet Worldwide*	1,400	67
EVERTEC	9,087	203
ExlService Holdings*	1,448	35
Extreme Networks*	2,439	12
Factset Research Systems (A)	644	78
Fair Isaac	800	44
Fairchild Semiconductor International*	25,548	397
FARO Technologies*	1,300	66
FEI	1,500	113
Fidelity National Information Services, Cl B	12,644	712
Finisar*	1,589	26
FireEye (A)*	4,255	130
First Solar*	1,834	121
FleetCor Technologies*	1,465	208
FleetMatics Group*	32,668	996
Flir Systems	2,745	86
FormFactor*	1,809	13
Forrester Research	1,400	52
Fortinet*	38,505	973
Freescale Semiconductor (A)*	17,100	334
Gartner*	5,828	428
Genpact*	2,904	47
Gigamon*	11,051	116
Global Cash Access Holdings*	2,457	17
Global Payments	2,534	177
Glu Mobile*	4,445	23
GT Advanced Technologies (A)*	3,775	41
Guidewire Software, Cl Z*	28,765	1,275
Harmonic, Cl A*	17,385	110
Harris	11,700	777
Heartland Payment Systems (A)	30,098	1,436
IAC	2,799	184
iGATE*	306	11
Immersion*	2,588	22
Infoblox*	7,872	116
Informatica*	2,900	99
Ingram Micro, Cl A*	1,651	43
Inphi*	48,603	699
Insight Enterprises*	9,500	215
Integrated Device Technology*	7,100	113
Interactive Intelligence Group*	2,622	110
InterDigital	1,288	51
International Rectifier*	1,600	63
Intersil, Cl A	112,926	1,605
Intralinks Holdings, Cl A*	37,705	305
InvenSense, Cl A (A)*	1,500	30
IPG Photonics (A)*	900	62
Itron*	7,459	293

11	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
j2 Global	15,016	$741
Jabil Circuit	5,381	109
Jack Henry & Associates	926	52
JDS Uniphase*	14,471	185
Juniper Networks	19,139	424
Kemet*	2,428	10
Lam Research	11,605	867
Lattice Semiconductor*	68,670	515
Lexmark International, Cl A	5,199	221
Littelfuse	800	68
LivePerson*	1,135	14
LogMeIn*	410	19
Manhattan Associates*	10,280	344
Mantech International, Cl A	900	24
Marketo (A)*	20,148	651
Marvell Technology Group	25,200	340
MAXIMUS	14,462	580
Measurement Specialties*	2,900	248
Mentor Graphics	2,400	49
Mercury Systems*	1,090	12
Methode Electronics	2,700	100
Micrel	7,000	84
Microchip Technology (A)	13,883	656
Microsemi*	1,731	44
MicroStrategy, Cl A*	118	15
MKS Instruments	13,957	466
Monolithic Power Systems	6,335	279
Monotype Imaging Holdings	454	13
Monster Worldwide*	2,868	16
Move*	1,000	21
MTS Systems, Cl A	1,000	68
National Instruments	1,606	50
NCR*	3,736	125
NETGEAR*	11,600	363
NetScout Systems*	4,329	198
NetSuite (A)*	3,285	294
NeuStar, Cl A (A)*	1,000	25
NIC	13,854	239
Nimble Storage (A)*	7,959	207
Nuance Communications*	6,474	100
NVE (A)*	200	13
NXP Semiconductor*	11,743	804
OmniVision Technologies*	2,077	55
ON Semiconductor*	41,770	373
OSI Systems*	1,300	82
Palo Alto Networks*	13,214	1,296
Pandora Media*	34,347	830
Peregrine Semiconductor*	2,326	29
Pericom Semiconductor, Cl A*	1,168	11
Photronics*	31,059	250
Plantronics	1,100	53
Plexus*	1,500	55
PMC - Sierra*	28,762	215
Polycom*	8,000	98
Power Integrations	10,367	559
Procera Networks*	1,790	17
Progress Software*	6,993	167
PTC*	86,887	3,206
Qlik Technologies*	10,779	292
Rackspace Hosting*	2,944	96
Rally Software Development (A)*	19,932	239
Rambus*	9,259	115
RF Micro Devices, Cl A (A)*	55,116	636

Description	Shares	Market Value ($ Thousands)
Riverbed Technology*	3,096	$57
Rofin-Sinar Technologies*	1,100	25
Rovi*	1,112	22
Ruckus Wireless*	22,363	299
Sanmina*	1,177	25
Sapient*	2,100	29
Scansource*	3,394	117
Science Applications International	4,528	200
Seagate Technology	19,200	1,100
Semtech*	31,053	843
ServiceNow*	13,477	792
Shutterstock (A)*	16,622	1,187
Silicon Graphics International (A)*	2,400	22
Silicon Laboratories*	13,651	555
Skyworks Solutions	4,477	260
SolarWinds*	21,320	897
Solera Holdings	900	51
Sonus Networks*	21,550	74
Spansion, Cl A*	35,317	805
Splunk*	8,168	452
SS&C Technologies Holdings*	8,778	385
Stratasys*	780	94
SunEdison*	27,550	520
SunPower, Cl A (A)*	821	28
Sykes Enterprises*	2,600	52
Synaptics*	13,144	962
Synchronoss Technologies*	349	16
SYNNEX	395	25
Synopsys*	26,169	1,039
Syntel*	1,400	123
Tableau Software, Cl A*	18,270	1,327
Take-Two Interactive Software, Cl A*	2,400	55
Tech Data*	12,100	712
TeleTech Holdings*	3,816	94
Teradyne	38,333	743
Tessera Technologies	4,036	107
Textura (A)*	506	13
TIBCO Software, Cl E*	9,438	223
TiVo*	2,000	26
Total System Services	2,800	87
Trimble Navigation*	5,604	171
TriQuint Semiconductor*	2,716	52
Trulia (A)*	691	34
Twitter*	10,583	546
Tyler Technologies*	8,899	787
Ubiquiti Networks (A)	8,100	304
Ultimate Software Group*	6,180	875
United Online	457	5
Vantiv, Cl A*	980	30
Veeco Instruments*	2,300	80
VeriFone Holdings*	16,046	552
Verint Systems*	20,139	1,120
Viasat (A)*	9,478	523
Viasystems Group*	876	14
Virtusa*	24,849	884
Vishay Intertechnology	29,200	417
Vishay Precision Group*	192	3
Vistaprint (A)*	900	49
Web.com Group*	38,592	770
WebMD Health, Cl A*	1,121	47

12	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Western Digital	6,200	$603
WEX*	9,732	1,073
WNS Holdings ADR*	34,410	775
Workday, Cl A*	5,152	425
Xcerra*	1,585	15
Yelp, Cl A*	11,556	789
Zebra Technologies, Cl A*	13,921	988
Zillow, Cl A (A)*	4,537	526
Zynga, Cl A*	14,512	39

		94,677

Materials — 4.4%
Advanced Emissions Solutions*	516	11
Air Products & Chemicals	3,876	505
AK Steel Holding (A)*	3,410	27
Albemarle	13,410	790
Allegheny Technologies	33,253	1,234
Allied Nevada Gold (A)*	3,049	10
AptarGroup	1,800	109
Ashland	9,200	958
Avery Dennison	2,472	110
Axiall	3,045	109
Balchem	1,400	79
Ball	4,242	268
Bemis	1,700	65
Berry Plastics Group*	14,891	376
Boise Cascade*	400	12
Cabot	11,600	589
Calgon Carbon*	5,791	112
Carpenter Technology	3,319	150
Century Aluminum*	5,100	132
Chemtura*	1,730	40
Clearwater Paper*	800	48
Compass Minerals International, Cl A	1,100	93
Crown Holdings*	4,800	214
Cytec Industries	10,520	497
Eagle Materials	5,033	513
Eastman Chemical	4,248	344
Ecolab	1	—
Ferro*	2,300	33
Flotek Industries*	1,999	52
Glatfelter	1,700	37
Globe Specialty Metals	5,200	95
Gold Resource (A)	2,062	10
Graphic Packaging Holding*	2,283	28
Greif, Cl A	4,464	196
H.B. Fuller	4,209	167
Handy & Harman*	715	19
Headwaters, Cl A*	1,045	13
Horsehead Holding (A)*	2,100	35
Huntsman	41,051	1,067
Innophos Holdings	7,786	429
International Flavors & Fragrances	1,459	140
Kaiser Aluminum	2,571	196
KapStone Paper and Packaging*	19,156	536
Martin Marietta Materials, Cl A	1,281	165
Materion	595	18
Minerals Technologies	18,125	1,118
Neenah Paper, Cl A	14,000	749
NewMarket	99	38
Nucor	7,706	418

Description	Shares	Market Value ($ Thousands)
Olin	34,800	$879
Owens-Illinois*	11,560	301
Packaging Corp of America	2,600	166
Platform Specialty Products*	2,400	60
Platform Speciatly Products (PIPE)*	35,716	894
PolyOne	63,674	2,266
Reliance Steel & Aluminum	1,340	92
Resolute Forest Products*	1,718	27
Rock-Tenn, Cl A	8,290	394
Rockwood Holdings	1,363	104
Royal Gold, Cl A	4,187	272
RPM International	3,100	142
RTI International Metals*	9,007	222
Schnitzer Steel Industries, Cl A	8,382	202
Schulman A	3,375	122
Schweitzer-Mauduit International	10,535	435
Scotts Miracle-Gro, Cl A	1,500	82
Sealed Air	4,354	152
Sensient Technologies	23,831	1,248
Sherwin-Williams, Cl A	5,368	1,176
Silgan Holdings	39,270	1,846
Sonoco Products	1,400	55
Steel Dynamics	6,072	137
Stillwater Mining*	2,600	39
SunCoke Energy*	6,593	148
Tahoe Resources*	3,516	71
TimkenSteel	3,358	156
Tredegar	641	12
UFP Technologies*	13,800	303
United States Steel (A)	3,182	125
Universal Stainless & Alloy*	346	9
US Silica Holdings (A)	492	31
Valspar	1,860	147
Westlake Chemical	474	41
Worthington Industries	309	11
WR Grace*	1,400	127
Zep	713	10

		25,458

Telecommunication Services — 0.5%
Boingo Wireless*	3,128	22
Cincinnati Bell, Cl A*	4,400	15
Cogent Communications Holdings	11,955	402
Consolidated Communications Holdings (A)	1,000	25
Frontier Communications (A)	20,667	135
inContact (A)*	1,263	11
Iridium Communications (A)*	58,600	519
Level 3 Communications (A)*	3,256	149
Premiere Global Services*	16,400	196
RingCentral, Cl A (A)*	29,929	380
SBA Communications, Cl A*	2,217	246
Shenandoah Telecommunications	520	13
Spok Holdings	15,500	202
T-Mobile US*	932	27
tw telecom, Cl A*	5,300	220
Vonage Holdings*	10,100	33
Windstream Holdings	12,378	133

		2,728

13	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Utilities — 3.1%
AGL Resources	15,461	$794
ALLETE	11,815	524
Alliant Energy	1,300	72
American States Water	3,400	103
American Water Works	3,741	181
Aqua America	336	8
Atmos Energy	2,500	119
Avista	32,600	995
Black Hills, Cl A	2,714	130
California Water Service Group, Cl A	2,800	63
Chesapeake Utilities	600	25
Cleco	26,686	1,285
CMS Energy	10,600	314
Dynegy, Cl A*	3,600	104
Edison International	10,136	567
El Paso Electric, Cl A	4,700	172
Empire District Electric (A)	4,400	106
Great Plains Energy	54,770	1,324
Hawaiian Electric Industries (A)	4,800	127
Idacorp, Cl A	7,162	384
Integrys Energy Group	10,100	655
ITC Holdings	4,434	158
Laclede Group	2,600	121
MDU Resources Group	8,866	247
MGE Energy	2,400	89
National Fuel Gas	1,422	99
New Jersey Resources	750	38
Northwest Natural Gas (A)	3,203	135
NorthWestern	7,335	333
NRG Energy	4,979	152
OGE Energy	2,277	84
Otter Tail	1,800	48
Pattern Energy Group, Cl A	3,539	109
Pepco Holdings	3,471	93
Piedmont Natural Gas (A)	1,800	60
Pinnacle West Capital	1,100	60
PNM Resources	44,269	1,103
Portland General Electric	100,050	3,214
Questar	434	10
SCANA	29,391	1,458
South Jersey Industries, Cl A	5,977	319
Southwest Gas	11,892	578
TECO Energy	1,800	31
UGI	6,450	220
UIL Holdings	10,402	368
Vectren	2,100	84
Westar Energy, Cl A	1,900	65
WGL Holdings	1,200	50
Xcel Energy	21,336	649

		18,027

Total Common Stock (Cost $392,463) ($ Thousands)		534,200

EXCHANGE TRADED FUND — 0.2%
iShares Russell 2000 ETF (A)	8,119	888

Total Exchange Traded Fund (Cost $613) ($ Thousands)		888

Description	Number of rights/ Number of warrants/ Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
RIGHTS — 0.0%
Central European Media Enterprises	53	$—
Chelseea Therapeutics International	3,004	—
Cubist Pharmaceuticals (A)	767	—
Endo Pharmaceuticals	1,900	—

Total Rights (Cost $2) ($Thousands)		—

WARRANTS — 0.0%
Magnum Hunter Expires 04/20/16*	467	—

Total Warrants (Cost $—) ($Thousands)		—

AFFILIATED PARTNERSHIP — 7.5%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	42,852,130	42,852

Total Affiliated Partnership (Cost $42,852) ($ Thousands)		42,852

CASH EQUIVALENT — 6.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	37,381,602	37,382

Total Cash Equivalent (Cost $37,382) ($ Thousands)		37,382

U.S. TREASURY OBLIGATIONS (C) (D) — 0.2%
U.S. Treasury Bills
0.046%, 03/05/15	$1,073	1,073

Total U.S. Treasury Obligations (Cost $1,073) ($ Thousands)		1,073

Total Investments — 107.5% (Cost $474,385) ($ Thousands)		$616,395

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
Russell 2000 Index E-MINI	97	Dec-2014	$(528)
S&P Mid 400 Index E-MINI	80	Dec-2014	(448)

			$(976)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $567,728 ($ Thousands).

14	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Small/Mid Cap Fund

September 30, 2014

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan at September 30, 2014 was $41,356 ($ Thousands)

(B)	This security was purchased with cash collateral held from securities on loan (see Note 10). The total market value of such securities as of September 30, 2014 was $42,852 ($ Thousands).

(C)	Security, or portion thereof has been pledged as collateral on open futures contracts.

(D)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

L.P. — Limited Partnership

PIPE — Private Investment in Public Entity

PLC — Public Limited Company

S&P — Standard and Poor’s

Ser — Series

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$533,306	$894	$—	$534,200
Exchange Traded Fund	888	—	—	888
Rights	—	—	—	—
Warrants	—	—	—	—
Affiliated Partnership	—	42,852	—	42,852
Cash Equivalent	37,382	—	—	37,382
U.S. Treasury Obligations	—	1,073	—	1,073

Total Investments in Securities	$571,576	$44,819	$—	$616,395

Other Financialp Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(976)	$—	$—	$(976)

Total Other Financial Instruments	$(976)	$—	$—	$(976)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

15	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.9%

Consumer Discretionary — 16.9%
Aaron’s	5,100	$124
Advance Auto Parts	2,700	352
American Eagle Outfitters (A)	27,303	396
Apollo Education Group, Cl A*	400	10
Bed Bath & Beyond*	6,316	416
Best Buy	7,800	262
Big Lots	6,200	267
BorgWarner	10,300	542
Brinker International	3,300	168
Cabela’s*	8,588	506
Chipotle Mexican Grill, Cl A*	895	597
Cinemark Holdings	1,200	41
DeVry	500	21
Dick’s Sporting Goods	3,800	167
Dillard’s, Cl A	1,600	175
DineEquity	700	57
Dollar General*	5,827	356
DSW, Cl A	5,000	150
Foot Locker, Cl A	4,400	245
GameStop, Cl A (A)	7,400	305
Gap	5,400	225
Genuine Parts	500	44
Harley-Davidson, Cl A	10,668	621
Hasbro	5,965	328
Haverty Furniture	1,400	30
Hilton Worldwide Holdings*	13,500	332
Interpublic Group	15,090	276
Johnson Controls	1,300	57
Kohl’s	2,100	128
Lear	2,200	190
lululemon athletica (A)*	4,050	170
Macy’s	4,800	279
Marriott Vacations Worldwide*	1,100	70
Michael Kors Holdings*	9,700	693
Mohawk Industries*	2,900	391
Morningstar, Cl A	700	48
NetFlix*	885	399
Newell Rubbermaid, Cl B	12,559	432
News*	9,200	150
Nordstrom	1,400	96
Norwegian Cruise Line Holdings*	9,600	346
NVR*	140	158
Panera Bread, Cl A*	2,000	325
PetSmart (A)	5,531	388
Ralph Lauren, Cl A	3,120	514
Ross Stores	3,700	280
Ruth’s Chris Steak House	1,400	15
Sally Beauty Holdings*	17,398	476
Signet Jewelers	2,175	248
Starwood Hotels & Resorts Worldwide	1,200	100
Starz - Liberty Capital*	2,600	86
Steven Madden*	1,500	48
Tenneco*	700	37
Tesla Motors (A)*	2,090	507
Thor Industries	3,300	170
Toll Brothers*	7,600	237
TripAdvisor*	4,000	366
Ulta Salon Cosmetics & Fragrance*	3,800	449
Urban Outfitters*	9,600	352

Description	Shares	Market Value ($ Thousands)
VF	4,140	$273
Williams-Sonoma	4,500	300
Wyndham Worldwide	2,900	236

		16,027

Consumer Staples — 5.8%
Avon Products	2,800	35
Bunge	2,500	211
Coca-Cola Enterprises	7,368	327
ConAgra Foods	6,700	221
Darling Ingredients*	14,930	274
Hormel Foods	900	46
Ingredion	3,160	239
JM Smucker	7,184	711
Kroger	15,988	831
Molson Coors Brewing, Cl B	6,331	471
Monster Beverage*	7,000	642
Nu Skin Enterprises, Cl A	1,700	77
Pilgrim’s Pride*	5,400	165
Sanderson Farms	200	18
Sprouts Farmers Market (A)*	9,752	283
SYSCO, Cl A	12,635	480
Tyson Foods, Cl A	6,100	240
WhiteWave Foods, Cl A*	5,500	200

		5,471

Energy — 6.0%
Antero Resources (A)*	3,800	209
Baker Hughes	2,400	156
Cabot Oil & Gas	15,000	490
Chesapeake Energy	8,900	205
Concho Resources*	3,480	436
Dril-Quip*	2,500	223
EQT	7,403	678
Helmerich & Payne	2,000	196
HollyFrontier	1,000	44
Laredo Petroleum (A)*	11,400	256
Marathon Petroleum	2,200	186
Murphy Oil	1,800	102
Nabors Industries	6,267	143
Newfield Exploration*	7,685	285
Noble Energy	1,000	68
Oasis Petroleum*	8,555	358
Oneok	2,100	138
Pioneer Natural Resources	2,243	442
Range Resources	1,801	122
RPC	7,600	167
SM Energy	2,500	195
Spectra Energy	7,880	309
Targa Resources	600	82
Valero Energy	3,100	143
Whiting Petroleum*	1,100	85

		5,718

Financials — 16.9%
Affiliated Managers Group*	3,570	715
Aflac	1,900	111
Alexandria Real Estate Equities†	6,404	472
Allstate	5,384	330
American Campus Communities†	17,922	653
American Capital Agency, Cl A†	9,300	198
American Financial Group	3,200	185
Ameriprise Financial	5,831	719
Annaly Capital Management†	19,600	209

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Assured Guaranty	7,100	$157
Brixmor Property Group†	17,695	394
Camden Property Trust†	1,800	123
CBRE Group, Cl A*	25,300	753
Chambers Street Properties†	8,800	66
Chimera Investment†	17,700	54
CIT Group	4,600	211
CNA Financial	3,300	125
East West Bancorp	8,800	299
Endurance Specialty Holdings	6,638	366
Fifth Third Bancorp	31,301	627
First Niagara Financial Group	2,200	18
Franklin Street Properties†	9,200	103
Fulton Financial	14,300	158
General Growth Properties†	10,000	236
Genworth Financial, Cl A*	15,200	199
Hancock Holding, Cl A	10,479	336
Hanover Insurance Group, Cl A	6,655	409
Hartford Financial Services Group	13,438	501
HCP†	6,600	262
Hospitality Properties Trust†	6,700	180
Host Hotels & Resorts†	21,160	451
Invesco Mortgage Capital†	9,800	154
Investors Bancorp	39,121	396
Jones Lang LaSalle	1,760	222
KeyCorp	11,600	155
Loews	400	17
McGraw-Hill	800	67
Moody’s	4,875	461
Mortgage Investment Trust†	4,400	78
Navient	1,500	27
Nelnet, Cl A	2,100	90
New Residential Investment†	9,700	57
PartnerRe	700	77
Piper Jaffray*	1,600	84
ProLogis†	6,700	253
Raymond James Financial	500	27
Regions Financial	22,900	230
Reinsurance Group of America, Cl A	3,913	314
Resource Capital†	10,300	50
Senior Housing Properties Trust†	500	11
Signature Bank NY, Cl B*	3,000	336
Strategic Hotels & Resorts*†	6,000	70
SunTrust Banks	13,800	525
T. Rowe Price Group	3,300	259
TCF Financial	26,195	407
TD Ameritrade Holding	12,000	401
Unum Group	19,808	681
Ventas†	2,000	124
Waddell & Reed Financial, Cl A	3,200	165
Willis Group Holdings	7,371	305
Zions Bancorporation	12,594	366

		16,029

Health Care — 12.4%
Aetna, Cl A	2,000	162
Agilent Technologies	8,500	484
Alexion Pharmaceuticals*	2,800	464
AmerisourceBergen	4,639	359
Becton Dickinson	800	91
BioMarin Pharmaceuticals*	800	58
Boston Scientific*	16,200	191
Brookdale Senior Living, Cl A*	9,400	303

Description	Shares	Market Value ($ Thousands)
Bruker BioSciences*	9,800	$181
C.R. Bard	1,600	228
CareFusion*	16,133	730
Cerner*	4,800	286
Charles River Laboratories International*	9,102	544
Cigna	3,600	326
Cooper, Cl A	3,180	495
Dentsply International	8,400	383
Endo International*	1,000	68
Envision Healthcare Holdings*	9,600	333
Health Net, Cl A*	4,300	198
Hill-Rom Holdings	1,400	58
Hologic*	8,100	197
Humana	3,500	456
Illumina*	3,700	607
Insulet*	5,200	192
Jazz Pharmaceuticals*	2,960	475
Laboratory Corp of America Holdings*	400	41
Mettler Toledo International*	180	46
Patterson	13,272	550
Pharmacyclics*	1,300	153
Premier, Cl A*	7,100	233
Quest Diagnostics	7,090	430
Quintiles Transnational Holdings*	3,200	178
Sirona Dental Systems, Cl A*	4,250	326
St. Jude Medical	3,600	217
United Therapeutics*	1,800	231
Universal Health Services, Cl B	2,400	251
Valeant Pharmaceuticals International*	3,075	404
Veeva Systems, Cl A*	5,500	155
Vertex Pharmaceuticals*	3,800	427
WellPoint	700	84
Zimmer Holdings	1,200	121

		11,716

Industrials — 14.4%
Acuity Brands (A)	5,450	642
Alaska Air Group	4,200	183
Amerco	680	178
Ametek	4,500	226
AO Smith	8,700	411
BE Aerospace*	500	42
Canadian Pacific Railway	1,755	364
Carlisle	6,575	529
Chicago Bridge & Iron	1,600	92
Cintas	7,108	502
Clean Harbors (A)*	7,390	398
Colfax*	3,600	205
Copa Holdings, Cl A	1,300	140
Delta Air Lines, Cl A	10,600	383
Dover	7,832	629
Expeditors International of Washington	4,700	191
Flowserve	5,375	379
Fluor	5,016	335
Fortune Brands Home & Security	12,150	499
HD Supply Holdings*	16,700	455
Hexcel, Cl A*	3,500	139
Huntington Ingalls Industries, Cl A	1,200	125
IDEX	2,600	188
Kirby*	4,850	572

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
L-3 Communications Holdings	1,980	$236
Lincoln Electric Holdings	600	41
Manpowergroup	2,500	175
Middleby*	3,510	309
MSC Industrial Direct, Cl A	3,750	321
Northrop Grumman	1,100	145
Old Dominion Freight Line, Cl A*	3,000	212
Oshkosh Truck	3,800	168
Pall	5,925	496
Parker-Hannifin, Cl A	6,108	697
Quanta Services*	1,400	51
Regal-Beloit	5,602	360
Southwest Airlines, Cl A	9,600	324
Spirit AeroSystems Holdings, Cl A*	4,500	171
Stanley Black & Decker	5,621	499
Stericycle, Cl A*	3,000	350
Toro	1,700	101
United Continental Holdings*	2,500	117
United Rentals*	2,100	233
WABCO Holdings*	2,975	271
Watsco	2,500	215
Xylem	9,602	341

		13,640

Information Technology — 17.4%
Activision Blizzard	2,000	42
Akamai Technologies*	500	30
Alliance Data Systems*	2,375	590
Amphenol, Cl A	5,050	504
Analog Devices	4,800	238
Ansys*	2,600	197
Applied Materials	24,400	527
Arrow Electronics, Cl A*	3,200	177
Aruba Networks*	7,800	168
Autodesk, Cl A*	7,600	419
Avago Technologies, Cl A	9,600	835
Avnet	4,500	187
Booz Allen Hamilton Holding, Cl A	3,600	84
Broadcom, Cl A	6,100	247
Broadridge Financial Solutions	3,600	150
CA	7,500	209
Cadence Design Systems*	29,336	505
CDW	900	28
Ciena (A)*	12,400	207
Citrix Systems*	7,091	506
CommScope Holding*	6,600	158
CommVault Systems*	3,050	154
Computer Sciences	2,900	177
Concur Technologies (A)*	2,500	317
CoStar Group*	2,100	327
Dealertrack Technologies*	5,600	243
Demand Media*	1,200	11
Diebold	7,425	262
DST Systems	2,100	176
Electronic Arts*	17,900	637
F5 Networks, Cl A*	400	48
Fidelity National Information Services, Cl B	9,220	519
Fiserv, Cl A*	4,000	259
Guidewire Software, Cl Z*	5,400	239
Harris	2,800	186
IAC	5,949	392
Informatica*	1,000	34

Description	Shares	Market Value ($ Thousands)
Ingram Micro, Cl A*	6,500	$168
Integrated Device Technology*	2,200	35
Intuit	3,300	289
Juniper Networks	16,780	372
Lam Research	5,000	373
Lexmark International, Cl A	2,600	111
LogMeIn*	800	37
Marvell Technology Group	4,400	59
Maxim Integrated Products	1,200	36
Microchip Technology (A)	10,123	478
Mobileye (A)*	2,200	118
NetApp	3,100	133
NXP Semiconductor*	5,100	349
Palo Alto Networks*	2,900	284
Pandora Media*	8,000	193
SanDisk (A)	3,100	304
ServiceNow*	4,425	260
Skyworks Solutions	5,300	308
Solera Holdings	4,896	276
Symantec, Cl A	11,200	263
Synopsys*	19,415	771
Tableau Software, Cl A*	2,750	200
Tech Data*	800	47
Twitter*	6,000	310
VeriFone Holdings*	8,700	299
Western Digital	2,500	243
Workday, Cl A*	2,825	233

		16,538

Materials — 4.6%
Air Products & Chemicals	2,826	368
Albemarle	7,800	459
Alcoa	14,800	238
Allegheny Technologies	10,711	397
Cabot	1,900	97
Celanese, Ser A	3,600	211
Compass Minerals International, Cl A	1,900	160
Eagle Materials	2,900	295
Eastman Chemical	2,600	210
Greif, Cl A	6,033	264
Nucor	3,548	192
Reliance Steel & Aluminum	1,500	103
Sherwin-Williams, Cl A	2,885	632
Silgan Holdings	6,228	293
Southern Copper	900	27
Steel Dynamics	6,900	156
Westlake Chemical	2,600	225

		4,327

Telecommunication Services — 0.0%
Intelsat*	2,100	36

Utilities — 4.5%
AES	15,300	217
AGL Resources	12,264	630
Calpine*	9,600	208
Edison International	6,708	375
Entergy	3,100	240
Great Plains Energy	18,038	436
MDU Resources Group	5,300	147
Portland General Electric (A)	14,441	464
PPL	8,200	269
Public Service Enterprise Group	6,900	257

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Mid-Cap Fund

September 30, 2014

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
SCANA	11,521	$572
UGI	600	20
Xcel Energy	15,558	473

		4,308

Total Common Stock (Cost $80,813) ($ Thousands)		93,810

AFFILIATED PARTNERSHIP — 3.7%
SEI Liquidity Fund, L.P. 0.080%**†† (B)	3,517,405	3,517

Total Affiliated Partnership (Cost $3,517) ($ Thousands)		3,517

CASH EQUIVALENT — 5.0%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	4,703,015	4,703

Total Cash Equivalent (Cost $4,703) ($ Thousands)		4,703

U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
0.044%, 03/05/15	$189	189

Total U.S. Treasury Obligations (Cost $189) ($ Thousands)		189

Total Investments — 107.8% (Cost $89,222) ($ Thousands)		$102,219

During the year ended September 30, 2014, the Fund held futures contracts. As of September 30, 2014, the Fund did not hold any futures contracts.

Percentages are based on Net Assets of $94,849 ($Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	This security or a partial position of this security is on loan at September 30, 2014. The total market value of securities on loan as of September 30, 2014 was $3,393 ($ Thousands).

(B)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2014 was $3,517 ($ Thousands).

Cl — Class

L.P. — Limited Partnership

Ser — Series

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$93,810	$—	$—	$93,810
Affiliated Partnership	—	3,517	—	3,517
Cash Equivalent	4,703	—	—	4,703
U.S. Treasury Obligations	—	189	—	189

Total Investments in Securities	$98,513	$3,706	$—	$102,219

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.7%

Consumer Discretionary — 6.3%
Aaron’s	32,761	$797
ANN*	2,638	109
Aramark	52,125	1,371
Big Lots	28,000	1,205
Buckle	11,352	515
Canadian Tire, Cl A	23,100	2,372
Carter’s	31,300	2,426
Cheesecake Factory	5,583	254
Citi Trends*	3,459	76
Columbia Sportswear	6,266	224
Cooper-Standard Holding*	4,944	308
Core-Mark Holding, Cl A	9,748	517
Cracker Barrel Old Country Store	25,100	2,590
DineEquity	1,182	96
DIRECTV*	101,200	8,756
Dollar General*	41,720	2,549
Dollar Tree*	60,358	3,384
Einstein Noah Restaurant Group	4,043	81
Foot Locker, Cl A	51,700	2,877
Group 1 Automotive	858	62
Hilton Worldwide Holdings*	20,322	501
Kohl’s	147,477	9,001
Lear	29,140	2,518
Liberty Tax*	1,570	51
NVR*	2,509	2,835
Outerwall*	2,674	150
PetSmart	42,200	2,958
Reading International, Cl A*	9,460	79
Regal Entertainment Group, Cl A	15,740	313
Rent-A-Center	5,850	178
Sturm Ruger	1,231	60
Target, Cl A	124,580	7,809
Thomson Reuters	41,059	1,495
Time Warner Cable, Cl A	33,400	4,793
Vera Bradley*	9,351	194
William Lyon Homes, Cl A*	4,276	95

		63,599

Consumer Staples — 17.0%
Altria Group	155,000	7,121
Archer-Daniels-Midland	64,700	3,306
Bunge	76,224	6,420
Cal-Maine Foods	30,490	2,724
Church & Dwight	28,000	1,964
Clorox	102,580	9,852
Coca-Cola Bottling Consolidated	4,871	364
Coca-Cola Enterprises	50,763	2,252
Colgate-Palmolive	41,700	2,720
ConAgra Foods	136,700	4,517
Constellation Brands, Cl A*	16,432	1,432
Costco Wholesale	3,494	438
CVS Health	117,100	9,320
Dr Pepper Snapple Group	199,043	12,800
Energizer Holdings	19,600	2,415
Fresh Del Monte Produce	10,037	320
General Mills, Cl A	54,900	2,770
Hershey	63,157	6,027
Hormel Foods	81,152	4,170
Ingredion	25,300	1,918
J&J Snack Foods	1,654	155
Kellogg	78,473	4,834

Description	Shares	Market Value ($ Thousands)
Kimberly-Clark	36,091	$3,882
Kraft Foods	50,600	2,854
Kroger	270,934	14,088
Lorillard	77,200	4,625
Mead Johnson Nutrition, Cl A	30,600	2,944
Metro, Cl A	40,300	2,701
Molson Coors Brewing, Cl B	83,600	6,223
Orchids Paper Products	3,509	86
PepsiCo	99,995	9,309
Philip Morris International	34,700	2,894
Sanderson Farms	46,145	4,058
Tyson Foods, Cl A	297,199	11,701
Universal	31,000	1,376
Wal-Mart Stores	204,211	15,616

		170,196

Energy — 4.8%
Baker Hughes	12,500	813
Cameron International*	40,000	2,655
Canadian Natural Resources	45,620	1,772
Cenovus Energy	70,300	1,890
Chevron	113,463	13,538
ConocoPhillips	93,852	7,182
CVR Energy	55,800	2,496
Exterran Holdings	6,779	301
Exxon Mobil	81,300	7,646
Halliburton	41,900	2,703
Jones Energy, Cl A*	3,440	65
Marathon Petroleum	11,800	999
SemGroup, Cl A	867	72
SM Energy	37,900	2,956
Targa Resources	1,753	239
Tesoro	40,900	2,494
World Fuel Services	9,773	390

		48,211

Financials — 17.8%
Allied World Assurance Holdings	133,515	4,919
Allstate	135,255	8,301
American Capital Agency, Cl A†	55,100	1,171
American Capital Mortgage Investment†	25,854	487
American Financial Group	49,160	2,846
American Tower, Cl A†	30,200	2,828
Annaly Capital Management†	786,206	8,397
Apollo Commercial Real Estate Finance†	32,522	511
Apollo Residential Mortgage†	31,122	480
Arrow Financial	3,557	89
Aspen Insurance Holdings	5,586	239
Assurant	21,300	1,369
AvalonBay Communities†	19,200	2,707
Axis Capital Holdings	176,080	8,334
BankFinancial	5,749	60
BOK Financial	17,200	1,144
Capstead Mortgage†	49,527	606
Cash America International	6,843	300
CBOE Holdings	6,650	356
CBRE Group, Cl A*	67,200	1,999
Central Pacific Financial	18,470	331
Charter Financial	16,036	171
Chimera Investment†	171,988	523
Chubb	52,400	4,773
CorEnergy Infrastructure Trust†	23,241	174

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Customers Bancorp*	3,446	$62
CYS Investments†	14,196	117
Digital Realty Trust, Cl A†	36,300	2,264
Dynex Capital†	35,953	290
Endurance Specialty Holdings	53,380	2,945
Essent Group*	19,246	412
Everest Re Group	92,254	14,946
First NBC Bank Holding*	1,936	63
Gaming and Leisure Properties†	139,986	4,326
Genworth MI Canada	71,000	2,249
Geo Group†	2,751	105
Greenlight Capital Re*	7,767	252
HCC Insurance Holdings	43,000	2,076
HCP†	67,900	2,696
Health Care†	46,100	2,875
Heritage Insurance Holdings*	15,140	228
Hospitality Properties Trust†	102,100	2,741
Independent Bank Group	9,274	440
Jones Lang LaSalle	29,978	3,787
Ladder Capital, Cl A*	5,597	106
MFA Financial†	327,580	2,549
MidWestOne Financial Group	2,634	61
Montpelier Re Holdings	5,101	159
Mortgage Investment Trust†	6,956	124
National Bank of Canada	96,800	4,420
Omega Healthcare Investors†	36,800	1,258
PartnerRe	141,454	15,544
PennyMac Financial Services, Cl A*	20,674	303
PennyMac Mortgage Investment Trust†	89,100	1,909
Peoples Financial Services	4,557	210
Platinum Underwriters Holdings	43,670	2,658
Public Storage†	6,344	1,052
Reinsurance Group of America, Cl A	35,800	2,869
RenaissanceRe Holdings	100,489	10,048
Select Income REIT†	13,185	317
Senior Housing Properties Trust†	74,900	1,567
Simon Property Group†	17,053	2,804
St. Joe*	20,168	402
Starwood Property Trust†	38,563	847
Talmer Bancorp, Cl A	6,338	88
Travelers	133,367	12,528
Tree.com*	7,148	256
Two Harbors Investment†	366,004	3,539
UDR†	35,400	965
Validus Holdings	247,832	9,700
Ventas†	45,400	2,812
Waterstone Financial	6,571	76
Wells Fargo	64,300	3,335
Wintrust Financial	7,597	339
WR Berkley	2,524	121

		178,955

Health Care — 16.8%
Abbott Laboratories	45,500	1,892
AbbVie	41,800	2,414
Aetna, Cl A	90,100	7,298
Air Methods*	2,622	146
Alliance HealthCare Services*	2,276	51
AmerisourceBergen	123,074	9,514
Amgen, Cl A	51,100	7,178
Analogic	2,268	145

Description	Shares	Market Value ($ Thousands)
AstraZeneca ADR	56,700	$4,051
Atrion	442	135
Baxter International	109,760	7,877
Becton Dickinson	36,982	4,209
Bio-Path Holdings*	25,159	51
Bio-Reference Laboratories*	11,581	325
Cardinal Health	38,800	2,907
Chemed	2,736	282
Cigna	34,600	3,138
Edwards Lifesciences, Cl A*	5,500	562
Eli Lilly	82,585	5,356
Emergent Biosolutions*	2,836	60
Ensign Group	4,715	164
Express Scripts Holding*	114,759	8,105
HCA Holdings*	20,000	1,410
Henry Schein*	8,170	952
Hologic*	21,160	515
Humana	46,152	6,013
ICU Medical*	6,587	423
Idexx Laboratories*	43,118	5,080
Integra LifeSciences Holdings*	3,073	152
Intuitive Surgical*	101	47
Johnson & Johnson	118,700	12,652
Laboratory Corp of America Holdings*	35,415	3,603
LDR Holding*	5,092	158
McKesson	30,368	5,912
Medtronic	52,100	3,228
Merck	180,759	10,715
Omnicare	73,683	4,588
Parexel International*	6,896	435
Pfizer	353,100	10,441
POZEN	14,193	104
Quest Diagnostics	135,086	8,197
Sagent Pharmaceuticals*	5,588	174
Sirona Dental Systems, Cl A*	579	44
STERIS, Cl A	5,444	294
Team Health Holdings*	45,770	2,654
Triple-S Management, Cl B*	16,594	330
UnitedHealth Group	94,600	8,159
WellPoint	74,600	8,924
Zimmer Holdings	21,400	2,152
Zoetis, Cl A	142,025	5,248

		168,464

Industrials — 4.1%
Alliant Techsystems	39,710	5,069
Deere	63,600	5,214
Engility Holdings*	1,916	60
General Dynamics	24,100	3,063
Huntington Ingalls Industries, Cl A	17,400	1,813
L-3 Communications Holdings	52,800	6,279
Landstar System	8,435	609
Lockheed Martin	23,570	4,308
Northrop Grumman	54,100	7,128
Raytheon	72,200	7,337
Viad	14,776	305

		41,185

Information Technology — 10.1%
Accenture, Cl A	37,078	3,015
Amdocs	287,200	13,177
Apple	109,850	11,067
Bel Fuse, Cl B	4,749	118

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Benchmark Electronics*	17,018	$378
Blackhawk Network Holdings, Cl A*	11,203	363
Blucora*	16,247	248
Booz Allen Hamilton Holding, Cl A	41,896	980
Cisco Systems	225,100	5,666
Computer Sciences	8,051	492
Dolby Laboratories, Cl A*	21,100	881
DST Systems	8,255	693
Echo Global Logistics*	10,697	252
Factset Research Systems	22,839	2,776
Forrester Research	2,017	74
Genpact*	19,703	322
Harris	60,700	4,030
Hewlett-Packard	86,557	3,070
Intel	334,400	11,644
International Business Machines	69,759	13,242
Intuit	8,523	747
Juniper Networks	66,140	1,465
Leidos Holdings	54,750	1,880
Lexmark International, Cl A	61,200	2,601
Manhattan Associates*	2,911	97
Microsoft	196,700	9,119
NetScout Systems*	2,173	99
Oracle, Cl B	69,800	2,672
Polycom*	23,652	291
Qualcomm	43,900	3,282
Science Applications International	31,285	1,384
Sykes Enterprises*	16,160	323
Symantec, Cl A	22,909	539
Tech Data*	30,000	1,766
Western Digital	22,820	2,221

		100,974

Materials — 1.7%
Ball	51,300	3,246
Bemis	61,000	2,319
Berry Plastics Group*	4,573	115
Clearwater Paper*	4,723	284
Compass Minerals International, Cl A	14,557	1,227
Domtar	40,120	1,409
Kaiser Aluminum	4,502	343
LyondellBasell Industries, Cl A	29,100	3,162
Royal Gold, Cl A	3,784	246
Scotts Miracle-Gro, Cl A	31,603	1,738
Sonoco Products	26,000	1,022
United States Steel	51,900	2,033

		17,144

Telecommunication Services — 6.7%
AT&T	590,479	20,809
BCE	108,100	4,627
CenturyTel	133,751	5,469
Intelsat*	3,658	63
NTT DoCoMo ADR	260,300	4,358
Premiere Global Services*	5,195	62
RingCentral, Cl A*	4,829	61
Rogers Communications, Cl B	135,800	5,089
SK Telecom ADR	191,000	5,795
TELUS	145,354	4,971
Verizon Communications	303,469	15,170
Windstream Holdings	71,658	772

		67,246

Description	Shares/ Face Amount ($ Thousands)	Market Value ($ Thousands)
Utilities — 12.4%
AES	164,500	$2,333
AGL Resources	37,589	1,930
ALLETE	4,210	187
Ameren	71,700	2,748
American Electric Power	160,900	8,401
American Water Works	73,443	3,542
Artesian Resources, Cl A	4,592	93
Atmos Energy	31,200	1,488
Avista	58,354	1,782
Calpine*	107,421	2,331
Cleco	5,387	259
CMS Energy	73,900	2,192
Consolidated Edison	168,544	9,550
DTE Energy	79,922	6,081
Edison International	208,526	11,661
Empire District Electric	7,765	188
Entergy	227,946	17,627
Exelon	214,600	7,316
FirstEnergy	62,330	2,092
Hawaiian Electric Industries	21,752	578
Idacorp, Cl A	10,940	586
MGE Energy	1,673	62
New Jersey Resources	3,190	161
Northwest Natural Gas	14,481	612
NorthWestern	5,717	259
NRG Energy	73,500	2,240
NRG Yield, Cl A	3,462	163
Pattern Energy Group, Cl A	13,655	422
PG&E	237,500	10,697
PNM Resources	16,629	414
Portland General Electric	129,946	4,174
PPL	76,200	2,502
Public Service Enterprise Group	256,555	9,554
SCANA	89,200	4,425
SJW	11,728	315
Southern	107,127	4,676
Unitil	17,382	540
WGL Holdings	1,507	63

		124,244

Total Common Stock (Cost $799,876) ($ Thousands)		980,218

CASH EQUIVALENT — 2.4%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	23,783,710	23,784

Total Cash Equivalent (Cost $23,784) ($ Thousands)		23,784

U.S. TREASURY OBLIGATIONS (A) (B) — 0.1%
U.S. Treasury Bills
0.040%, 03/05/15	$888	888

Total U.S. Treasury Obligations (Cost $888) ($ Thousands)		888

Total Investments — 100.2% (Cost $824,548) ($ Thousands)		$1,004,890

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

U.S. Managed Volatility Fund

September 30, 2014

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index E-MINI	109	Dec-2014	$(87)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $1,002,845 ($ Thousands).

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

(A)	Security, or portion of thereof has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt

Cl — Class

S&P — Standard & Poor’s

The following is a list of the level of inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$980,218	$—	$—	$980,218
Cash Equivalent	23,784	—	—	23,784
U.S. Treasury Obligations	—	888	—	888

Total Investments in Securities	$1,004,002	$888	$—	$1,004,890

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(87)	$—	$—	$(87)

Total Other Financial Instruments	$(87)	$—	$—	$(87)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 92.5%

Australia — 6.1%
AGL Energy	397,846	$4,714
Amcor	1,200,680	11,904
Asciano	518,034	2,743
Aurizon Holdings	267,236	1,059
AusNet Services	3,936,921	4,702
Brambles	9,727	81
CFS Retail Property Trust Group*	1,798,287	3,139
Coca-Cola Amatil	474,642	3,647
Federation Centres*	769,447	1,737
Flight Centre Travel Group	97,087	3,632
GPT Group, Cl Miscellaneous*	181,256	614
GrainCorp†	34,668	259
Hansen Technologies	41,039	55
Insurance Australia Group	248,308	1,330
Metcash, Cl A	2,122,048	4,883
Orica	55,527	918
Scentre Group*†	1,393,508	4,000
Sonic Healthcare	271,135	4,162
Sydney Airport	840,809	3,142
Tabcorp Holdings	848,238	2,679
Tatts Group	2,508,565	6,915
Telstra, Cl B	1,938,131	8,989
Transurban Group	479,076	3,236
Wesfarmers	181,634	6,701
Westfield*	731,592	4,769
Woodside Petroleum	430,496	15,294
Woolworths	159,997	4,794

		110,098

Austria — 0.2%
CA Immobilien Anlagen	30,245	604
Flughafen Wien	2,159	180
Oesterreichische Post	20,933	1,004
Verbund	36,862	743
Voestalpine	9,405	372

		2,903

Belgium — 0.4%
Befimmo*	9,069	673
Belgacom	135,199	4,707
Cofinimmo*†	2,912	330
UCB, Cl A	15,539	1,411

		7,121

Canada — 12.2%
Alimentation Couche-Tard, Cl B	106,100	3,400
Bank of Montreal	143,700	10,599
Bank of Nova Scotia, Cl C	26,000	1,612
Barrick Gold	66,700	983
Baytex Energy, Cl Common Subscription Receipt	10,800	409
BCE	299,571	12,817
Canadian Imperial Bank of Commerce	169,300	15,239
Canadian Tire, Cl A	200,600	20,598
Cenovus Energy	13,100	353
CGI Group, Cl A†	32,400	1,097
CI Financial	10,700	323
Dollarama	79,500	6,758
Emera	132,700	4,160

Description	Shares	Market Value ($ Thousands)
Empire, Cl A	80,400	$5,603
Encana	244,000	5,192
EnerCare, Cl Common Subscription Receipt	15,822	194
Fairfax Financial Holdings	4,400	1,976
First Capital Realty	56,400	884
Fortis, Cl Common Subscription Receipt	353,000	10,935
Franco-Nevada	10,900	536
George Weston	123,400	9,746
Gildan Activewear	23,700	1,299
Great-West Lifeco, Cl Common Subscription Receipt	24,300	700
H&R*	159,100	3,112
Industrial Alliance Insurance and Financial Services†	23,800	987
Intact Financial, Cl Common Subscription Receipt	129,600	8,409
Jean Coutu Group PJC, Cl A	26,400	555
K-Bro Linen	4,265	150
Keyera	11,300	913
Laurentian Bank of Canada	13,000	563
Manitoba Telecom Services	184,100	4,799
Metro, Cl A	235,400	15,777
Morguard*	28,100	466
National Bank of Canada	234,600	10,712
North West	14,282	286
Open Text	72,600	4,025
Pembina Pipeline	64,500	2,723
Power Corp of Canada	45,900	1,276
RioCan*	245,300	5,635
Rogers Communications, Cl B	328,200	12,311
Royal Bank of Canada	19,600	1,404
Saputo	231,800	6,498
Shaw Communications, Cl B	244,550	6,007
Silver Wheaton, Cl H	48,400	968
Suncor Energy	47,900	1,737
Thomson Reuters, Cl B	31,700	1,157
Toronto-Dominion Bank	201,200	9,951
TransAlta	19,800	208
TransAlta Renewables	20,300	211
TransCanada	44,800	2,312
Valener	33,226	468
Vermilion Energy	3,300	201

		219,234

China — 0.2%
Chow Tai Fook Jewellery Group	1,791,800	2,331
Yangzijiang Shipbuilding Holdings	1,133,000	1,048

		3,379

Denmark — 1.1%
AP Moeller - Maersk, Cl B	435	1,033
Carlsberg, Cl B	62,605	5,567
H Lundbeck, Cl H	9,346	209
Matas	18,059	415
Royal UNIBREW	9,662	1,609
Schouw	13,187	539
TDC	1,065,583	8,094
Topdanmark†	55,611	1,686
William Demant Holding†	6,723	516

		19,668

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Finland — 0.1%
Fortum	62,888	$1,534
Olvi, Cl A	1,700	51

		1,585

France — 0.4%
Boiron	6,078	508
Bonduelle S.C.A.	6,128	157
Dassault Systemes	59,651	3,832
Ipsen	5,955	293
Korian-Medica	7,057	266
Orpea	23,183	1,442
Societe d’Edition de Canal	13,049	97
Tessi	282	31
Vilmorin & Cie	2,548	272

		6,898

Germany — 1.6%
E.ON	281,170	5,148
Fielmann	99,528	6,110
LEG Immobilien	4,108	285
MAN	8,565	964
Merck KGaA	93,802	8,654
Rhoen Klinikum	171,257	5,197
Stada Arzneimittel	84,893	3,378

		29,736

Greece — 0.4%
Coca-Cola HBC	343,087	7,414

		7,414

Guernsey — 0.6%
Amdocs	222,273	10,198

		10,198

Hong Kong — 3.3%
Bank of East Asia	126,800	514
Cathay Pacific Airways	408,000	752
Cheung Kong Holdings	165,000	2,718
Cheung Kong Infrastructure Holdings	674,000	4,731
CLP Holdings, Cl B	1,970,500	15,822
Hang Seng Bank	49,100	788
HKT Trust	105,000	127
Hopewell Holdings	124,500	436
Hutchison Whampoa	489,000	5,920
Li & Fung	994,000	1,129
Link*	963,500	5,552
MTR	305,000	1,194
NWS Holdings	90,000	160
PCCW	2,159,000	1,357
Power Assets Holdings	494,000	4,367
Prosperity*	586,000	182
Sunlight*	590,000	238
Swire Pacific, Cl A	554,500	7,141
Transport International Holdings, Cl B	14,000	26
Uni-Bio Science Group†	5,500,000	152
Wynn Macau	1,097,600	3,491
Yue Yuen Industrial Holdings	1,113,500	3,377

		60,174

Ireland — 0.1%
Greencore Group	43,794	166
ICON†	20,420	1,169

Description	Shares	Market Value ($ Thousands)
Kerry Group, Cl A	14,861	$1,048

		2,383

Israel — 1.2%
Azrieli Group	72,774	2,499
Bank Hapoalim	514,209	2,899
Bank Leumi Le-Israel†	259,787	1,052
Formula Systems 1985	3,851	102
Ituran Location and Control	6,055	127
Osem Investments	47,885	1,027
Paz Oil	5,303	838
Strauss Group	29,468	543
Teva Pharmaceutical Industries	222,091	11,977

		21,064

Italy — 0.2%
Amplifon	57,150	320
CSP International Fashion Group	1,207	2
Parmalat	107,552	340
Snam Rete Gas	377,554	2,089

		2,751

Japan — 5.7%
Ajis	1,300	21
Alpen	19,900	307
Aozora Bank	2,361,000	7,985
Bic Camera†	221,200	2,085
Can Do	38,400	591
Canon	311,100	10,126
Coca-Cola West	106,000	1,542
Dunlop Sports	15,300	177
Duskin	20,500	335
Dydo Drinco	54,400	2,147
Earth Chemiclal†	12,800	466
FamilyMart, Cl H	37,600	1,435
Fancl	204,200	2,506
Hirose Electric	5,700	704
House Foods Group	164,100	2,848
Idemitsu Kosan	17,300	367
Ito En	180,400	3,807
Itochu-Shokuhin	3,900	129
Itoham Foods	79,000	379
Japan Airlines	65,800	1,800
Kappa Create Holdings	48,400	463
Kasumi	16,300	148
Kewpie	547,800	9,249
Key Coffee	16,900	254
Kinden	4,000	41
Kohnan Shoji	69,100	769
Kose	158,600	6,737
Kura	22,100	618
Lawson	19,100	1,336
Lion, Cl H	1,339,400	7,204
Mandom	22,200	766
Marudai Food	82,000	306
Matsuya Foods	27,600	535
Maxvalu Tokai	3,300	45
McDonald’s Holdings Japan	48,700	1,204
Megmilk Snow Brand	57,200	748
MID, Cl A*	217	536
Ministop	92,000	1,282
Mitsubishi Materials	73,000	236
Morinaga	261,000	564
Morinaga Milk Industry	486,025	1,564
MOS Food Services	28,000	559

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Nagoya Railroad	491,000	$1,969
Nihon Shokuhin Kako	2,000	7
Nippon Flour Mills	149,000	721
Nippon Telegraph & Telephone	39,600	2,462
Nisshin Oillio Group†	339,000	1,140
Noevir Holdings	66,200	1,250
NTT DOCOMO	362,100	6,042
Ohsho Food Service	21,000	812
Oracle Japan	74,500	2,907
Osaka Gas	37,000	149
Otsuka	15,700	624
Rock Field	27,700	490
Royal Holdings	45,100	728
Saizeriya	19,400	260
Sankyo	19,400	695
Shimamura	4,800	441
Sogo Medical	3,500	170
Starbucks Coffee Japan	41,400	552
Studio Alice	26,600	342
Tokai	9,200	283
Trend Micro	31,700	1,072
Yamada Denki	320,900	936
Yamazaki Baking	29,000	374
Yoshinoya Holdings	232,700	2,787

		102,134

Jersey — 0.0%
Randgold Resources	11,326	773

		773

Netherlands — 1.0%
Heineken	49,337	3,692
Heineken Holding	77,041	5,097
Royal Dutch Shell, Cl A	247,579	9,484

		18,273

New Zealand — 1.4%
Air New Zealand	933,402	1,411
Argosy Property	669,970	525
Auckland International Airport	1,349,322	4,049
Chorus	17,569	25
Contact Energy	304,308	1,418
Fisher & Paykel Healthcare	210,732	852
Fletcher Building	463,728	3,174
Infratil	102,751	227
Meridian Energy	204,165	228
Mighty River Power	166,163	332
Port of Tauranga	37,108	460
Restaurant Brands New Zealand	21,157	55
Ryman Healthcare	388,835	2,367
SKY Network Television	315,450	1,549
Spark New Zealand	3,800,886	8,799
Summerset Group Holdings	69,427	154

		25,625

Norway — 2.5%
Cermaq	33,389	503
Norsk Hydro	1,753,043	9,809
Orkla	1,215,013	10,991
Statoil	559,026	15,249
Telenor	399,567	8,772

		45,324

Portugal — 0.7%
CTT - Correiose de Portugal	51,107	497

Description	Shares	Market Value ($ Thousands)
EDP - Energias de Portugal	2,298,197	$10,031
Portucel	122,445	488
REN - Redes Energeticas Nacionais SGPS	137,066	462
Semapa-Sociedade de Investimento e Gestao	25,343	310
Sonaecom - SGPS†	260,450	549

		12,337

Singapore — 3.1%
CapitaCommercial Trust*	1,719,000	2,150
CapitaMall Trust*	1,142,000	1,710
China Yuchai International	29,083	539
ComfortDelGro	793,000	1,492
DBS Group Holdings	240,000	3,466
First*	140,000	135
Genting Singapore	1,634,000	1,461
Keppel	543,000	4,471
Keppel Land	106,000	291
Metro Holdings	73,539	52
MobileOne	1,169,000	3,263
OSIM International	165,000	340
Oversea-Chinese Banking	34,000	260
Raffles Medical Group	70,000	211
Sabana Shari’ah Compliant Industrial, Cl REIT*	867,000	687
Sembcorp Industries	304,000	1,235
Sembcorp Marine	382,000	1,121
Singapore Airlines	280,000	2,160
Singapore Exchange	105,000	595
Singapore Post	1,935,000	2,724
Singapore Press Holdings	1,010,000	3,326
Singapore Technologies Engineering	26,000	74
Singapore Telecommunications	2,728,000	8,129
StarHub	2,903,000	9,379
Venture	30,000	179
Wilmar International	2,882,000	6,983
Yanlord Land Group†	394,000	332

		56,765

Spain — 1.7%
Ebro Foods	26,356	500
EDP Renovaveis	161,666	1,121
Enagas	110,978	3,579
Endesa	82,585	3,264
Gas Natural SDG	375,974	11,071
Iberdrola	1,567,508	11,227
Red Electrica, Cl B	4,304	373

		31,135

Sweden — 1.6%
Axfood	128,061	6,634
Hennes & Mauritz, Cl B	245,579	10,204
Industrivarden, Cl C	86,727	1,517
KappAhl†	26,114	137
Millicom International Cellular	18,030	1,449
Svenska Cellulosa SCA, Cl B	19,460	465
Swedish Match	45,308	1,471
Tele2, Cl B	107,943	1,305
TeliaSonera	895,777	6,203

		29,385

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Switzerland — 2.2%
Allreal Holding, Cl A	26,508	$3,429
Alpiq Holding	4,200	442
Aryzta	20,763	1,789
Basler Kantonalbank, Cl H	2,216	151
Bell	46	104
Cembra Money Bank	3,705	211
Emmi	1,224	418
Galenica	8,738	7,691
Intershop Holdings	15	6
Kaba Holding	2,684	1,247
Lindt & Spruengli	9	534
Mobilezone Holding	28,743	311
Mobimo Holding	892	173
Nestle	135,474	9,960
Novartis	6,270	591
Orior	660	37
Siegfried Holding	5,821	865
Swisscom	19,408	11,019

		38,978

United Kingdom — 8.1%
Admiral Group	126,414	2,629
AstraZeneca	17,161	1,236
British American Tobacco	177,012	9,992
Centrica	1,565,946	7,814
Cranswick	60,855	1,310
Dairy Crest Group	18,916	117
GlaxoSmithKline	551,211	12,626
Greggs	477,871	4,586
Imperial Tobacco Group	424,880	18,349
J Sainsbury	1,289,649	5,258
Lookers	81,939	178
National Grid	88,264	1,271
Next, Cl A	171,261	18,338
Royal Dutch Shell, Cl A	318,978	12,196
Sage Group	499,745	2,960
Smith & Nephew	318,596	5,372
SSE	761,936	19,109
Stock Spirits Group†	37,991	180
Subsea 7	165,767	2,368
Synergy Health	46,324	1,100
Tate & Lyle	928,951	8,908
Unilever	221,462	9,281

		145,178

United States — 36.4%
Altria Group	247,785	11,383
Amsurg†	64,101	3,208
Annaly Capital Management*	894,849	9,557
Apache	7,249	680
Apollo Residential Mortgage*	55,860	862
Apple	94,608	9,532
Archer-Daniels-Midland	207,981	10,628
Associated Banc-Corp	38,441	669
AT&T	717,807	25,295
Avista	97,667	2,982
Axis Capital Holdings	32,156	1,522
Baxter International	64,294	4,614
Becton Dickinson	45,773	5,209
Bemis	6,866	261
Benchmark Electronics†	12,133	270
Brookline Bancorp, Cl A	79,953	684
Bunge	170,581	14,368

Description	Shares	Market Value ($ Thousands)
C.R. Bard	18,314	$2,614
Cablevision Systems, Cl A	448,285	7,850
CACI International, Cl A†	75,797	5,402
Capitol Federal Financial	743,249	8,785
Charles River Laboratories International†	55,617	3,323
Chemed	16,210	1,668
Church & Dwight	150,767	10,578
Cigna	98,641	8,946
Citrix Systems†	3,339	238
Clorox	250,249	24,034
Coca-Cola	36,521	1,558
Coca-Cola Bottling Consolidated	8,210	613
Colgate-Palmolive	162,349	10,588
Computer Sciences	43,351	2,651
Comtech Telecommunications	5,620	209
ConocoPhillips	138,094	10,567
Consolidated Edison	4,875	276
Costco Wholesale	51,102	6,404
CVS Health	8,850	704
Dentsply International	48,663	2,219
Dice Holdings†	211,413	1,772
Dr Pepper Snapple Group	160,946	10,350
DST Systems	102,790	8,626
Duke Energy	17,052	1,275
EchoStar, Cl A†	6,175	301
Edwards Lifesciences, Cl A†	5,911	604
Empire District Electric	293,355	7,085
Energizer Holdings	58,500	7,208
Entergy	335,474	25,942
Estee Lauder, Cl A	12,864	961
Exelon	362,890	12,371
Factset Research Systems	41,011	4,984
Fair Isaac	10,868	599
Fresh Del Monte Produce	95,487	3,046
General Mills, Cl A	298,725	15,071
Harris	148,685	9,873
HealthSouth	210,634	7,772
Henry Schein†	80,960	9,429
Hershey	31,999	3,054
Hill-Rom Holdings	240,790	9,976
Home Depot	19,636	1,801
HomeTrust Bancshares†	7,985	117
Hormel Foods	5,424	279
ICU Medical†	6,482	416
Idacorp, Cl A	5,386	289
Ingredion	13,269	1,005
Intuit	27,779	2,435
Jack Henry & Associates	132,375	7,368
Johnson & Johnson	203,545	21,696
Juniper Networks	123,318	2,732
Kaiser Aluminum	88,987	6,783
Kellogg	149,407	9,203
Kimberly-Clark	145,995	15,705
Kohl’s	47,705	2,911
Laboratory Corp of America Holdings†	139,753	14,220
Liberty Media - Interactive, Cl A†	110,363	3,148
LifePoint Hospitals†	152,993	10,586
Mantech International, Cl A	17,707	477
McCormick	34,199	2,288
McDonald’s	189,264	17,944
MEDNAX†	92,698	5,082

4	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Medtronic	160,000	$9,912
Michael Kors Holdings†	6,366	454
Motorola Solutions	94,397	5,973
News†	159,776	2,612
Nordstrom	5,451	373
Northfield Bancorp	76,188	1,038
Northwest Bancshares	73,031	884
Nutrisystem	57,739	887
Oil-Dri Corp of America	3,429	89
Omnicare	165,672	10,315
Orchids Paper Products	29,612	727
Oritani Financial	19,574	276
Owens & Minor	275,078	9,006
Patterson	206,773	8,567
People’s United Financial	212,328	3,072
PepsiCo	123,075	11,457
Philip Morris International	122,846	10,245
Procter & Gamble	296,378	24,819
Provident Financial Services	53,364	873
Public Service Enterprise Group	81,365	3,030
Qualcomm	129,657	9,694
Quest Diagnostics	111,625	6,773
Reading International, Cl A†	16,183	136
Reliance Steel & Aluminum	32,081	2,194
Simplicity Bancorp	5,945	100
Southern	47,166	2,059
Steel Dynamics	247,984	5,607
STERIS, Cl A	40,257	2,172
Sykes Enterprises†	29,937	598
Symantec, Cl A	35,358	831
Synopsys†	11,412	453
Territorial Bancorp	7,233	147
Tim Hortons	2,386	188
Tyson Foods, Cl A	32,581	1,283
Unitil	64,498	2,005
Universal	102,204	4,537
Vectren	11,673	466
VeriSign†	71,430	3,937
Verizon Communications	234,459	11,721
Wal-Mart Stores	188,723	14,432
Weis Markets	28,796	1,124
Westar Energy, Cl A	83,034	2,833

		655,634

Total Common Stock (Cost $1,552,852) ($ Thousands)		1,666,147

PREFERRED STOCK — 0.4%

Germany — 0.4%
Henkel & KGaA	74,079	7,398

Total Preferred Stock (Cost $8,324) ($ Thousands)		7,398

CASH EQUIVALENT — 5.6%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%‡**	101,853,307	101,853

Total Cash Equivalent (Cost $101,853) ($ Thousands)		101,853

Description		Face Amount (1) (Thousands)	Market Value ($ Thousands)
TIME DEPOSITS — 0.7%
Brown Brothers Harriman,
2,750%, 10/01/2014	NZD	208,331	$162
1.578%, 10/01/2014	AUD	615,521	539
0.299%, 10/01/2014	CAD	155,998	140
0.060%, 10/01/2014	GBP	363,321	589
0.030%, 10/01/2014		10,111,538	10,111
0.005%, 10/01/2014	HKD	2,069,297	266
0.005%, 10/01/2014	JPY	1,382,063	13
0.001%, 10/01/2014	CHF	4,440	5

Total Time Deposits (Cost $11,825) ($ Thousands)			11,825

U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bills
0.046%, 5/28/2015 (A)		3,873	3,872
0.042%, 3/5/2015 (A)(B)		4,521	4,521

Total U.S. Treasury Obligations (Cost $8,392) ($ Thousands)			8,393

Total Investments — 99.7% (Cost $1,683,246) ($ Thousands)			$1,795,616

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
DJ Euro Stoxx 50 Index	261	Dec-2014	$(44)
FTSE 100 Index	78	Dec-2014	(171)
Hang Seng Index	13	Oct-2014	(90)
S&P 500 Index EMINI	448	Dec-2014	(238)
SPI 200 Index	35	Dec-2014	(110)
Topix Index	55	Dec-2014	115

			$(538)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

5	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Global Managed Volatility Fund

September 30, 2014

A list of the open forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Maturity Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)
10/30/14	AUD	141,122	USD	124,135	$928
10/30/14	CAD	266,390	USD	240,085	1,855
10/30/14	CHF	44,282	USD	46,768	401
10/30/14	DKK	139,333	USD	23,861	209
10/30/14	EUR	119,518	USD	152,405	1,414
10/30/14	GBP	101,914	USD	166,329	1,177
10/30/14	HKD	517,621	USD	66,751	92
10/30/14	JPY	11,567,026	USD	106,436	952
10/30/14	NOK	351,112	USD	54,824	194
10/30/14	NZD	36,113	USD	28,592	536
10/30/14	SEK	205,928	USD	28,559	(13)
10/30/14	SGD	102,337	USD	80,717	458
10/30/14	USD	1,567	AUD	1,791	(3)
10/30/14	USD	1,398	CAD	1,560	(3)
10/30/14	USD	265	CHF	252	(1)
10/30/14	USD	139	DKK	817	(1)
10/30/14	USD	906	EUR	714	(5)
10/30/14	USD	1,119	GBP	689	(2)
10/30/14	USD	824	HKD	6,395	(1)
10/30/14	USD	739	JPY	80,677	(3)
10/30/14	USD	593	NOK	3,814	1
10/30/14	USD	274	NZD	351	(1)
10/30/14	USD	305	SEK	2,208	1
10/30/14	USD	707	SGD	900	(1)

					$8,184

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at September 30, 2014, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized Appreciation ($ Thousands)
Brown Brothers Harriman	(1,120,096)	1,128,280	$8,184

For the year ended September 30, 2014, the total amount of all open forward currency contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the year.

Percentages are based on Net Assets of $1,800,876 ($Thousands).

(1)	In U.S. Dollars unless otherwise indicated.

†	Non-income producing security.

‡	Investment in Affiliated Security.

*	Real Estate Investment Trust.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

(A)	Security, or portion thereof has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at the time of purchase.

AUD — Australia Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DJ — Dow Jones

DKK — Denmark Krone

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Sweden Krona

SGD — Singapore Dollar

SPI — Swiss Performance Index

USD — United States Dollar

The following is a summary of the inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,640,667	$25,480	$—	$1,666,147
Preferred Stock	7,398	—	—	7,398
Cash Equivalent	101,853	—	—	101,853
Time Deposits	—	11,825	—	11,825
U.S. Treasury Obligations	—	8,393	—	8,393

Total Investments in Securities	$1,749,918	$45,698	$—	$1,795,616

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$115	$—	$—	$115
Unrealized Depreciation	(653)	—	—	(653)
Forwards Contracts*
Unrealized Appreciation	—	8,218	—	8,218
Unrealized Depreciation	—	(34)	—	(34)

Total Other Financial Instruments	$(538)	$8,184	$—	$7,646

*	Futures contracts and Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the period ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the period ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

6	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 94.0%

Consumer Discretionary — 5.6%
Advance Auto Parts	7,500	$977
Big Lots	16,600	714
Canadian Tire, Cl A	24,100	2,474
Cogeco Cable	10,500	538
Cracker Barrel Old Country Store	11,300	1,166
DIRECTV*	70,300	6,082
Dollar General*	13,022	796
Foot Locker, Cl A	37,800	2,104
Graham Holdings, Cl B	1,400	979
Kohl’s	43,600	2,661
Lear	21,160	1,829
Madison Square Garden, Cl A*	9,754	645
Magna International, Cl A	8,600	816
McDonald’s	62,325	5,909
Morningstar, Cl A	58,110	3,946
PetSmart	30,700	2,152
Scripps Networks Interactive, Cl A	5,100	398
Target, Cl A	92,991	5,829
Time Warner Cable, Cl A	18,400	2,640

		42,655

Consumer Staples — 19.8%
Altria Group	242,883	11,158
Archer-Daniels-Midland	46,400	2,371
Brown-Forman, Cl B	10,201	920
Cal-Maine Foods	34,300	3,064
Campbell Soup	14,306	611
Church & Dwight	80,204	5,627
Clorox	55,666	5,346
Coca-Cola Enterprises	49,400	2,192
Colgate-Palmolive	68,913	4,495
ConAgra Foods	129,738	4,286
Costco Wholesale	40,729	5,104
CVS Health	62,200	4,951
Dr Pepper Snapple Group	74,400	4,785
Energizer Holdings	13,500	1,663
General Mills, Cl A	56,808	2,866
Hershey	70,157	6,695
Hormel Foods	107,711	5,535
JM Smucker	27,707	2,743
Kellogg	72,447	4,463
Kimberly-Clark	58,839	6,329
Kroger	165,216	8,591
Lorillard	108,303	6,489
McCormick	50,532	3,381
Metro, Cl A	35,000	2,346
Molson Coors Brewing, Cl B	35,200	2,620
PepsiCo	78,237	7,283
Philip Morris International	78,636	6,558
Procter & Gamble	61,418	5,143
Reynolds American	87,625	5,170
Sanderson Farms	18,200	1,601
Tyson Foods, Cl A	119,300	4,697
Universal	16,000	710
Wal-Mart Stores	153,890	11,768

		151,561

Energy — 3.3%
Cameron International*	8,500	564
Canadian Natural Resources	50,800	1,973
Cenovus Energy	28,800	774
Chevron	50,900	6,073

Description	Shares	Market Value ($ Thousands)
ConocoPhillips	55,200	$4,224
CVR Energy	7,800	349
Exxon Mobil	84,800	7,976
Halliburton	28,800	1,858
Marathon Petroleum	3,200	271
SM Energy	13,900	1,084
Southwestern Energy, Cl A*	8,830	309

		25,455

Financials — 15.7%
Allied World Assurance Holdings	56,649	2,087
Allstate	74,100	4,548
American Capital Agency, Cl A†	38,300	814
American Financial Group	41,500	2,402
Annaly Capital Management†	167,700	1,791
Arch Capital Group*	64,338	3,521
Assurant	15,550	1,000
Axis Capital Holdings	96,410	4,563
Canadian Imperial Bank of Commerce	31,000	2,790
CBL & Associates Properties†	23,900	428
CBOE Holdings	24,500	1,311
CBRE Group, Cl A*	13,200	393
Chubb	34,200	3,115
Cullen/Frost Bankers	51,179	3,916
Digital Realty Trust, Cl A†	23,500	1,466
Endurance Specialty Holdings	20,100	1,109
Equity Lifestyle Properties†	6,000	254
Everest Re Group	44,053	7,137
Genworth MI Canada	23,900	757
Government Properties Income Trust, Cl A†	55,900	1,225
Hanover Insurance Group, Cl A	17,900	1,099
HCC Insurance Holdings	73,400	3,545
HCP†	49,100	1,950
Health Care†	31,200	1,946
Home Properties†	24,493	1,426
Hospitality Properties Trust†	74,700	2,006
Jones Lang LaSalle	2,900	366
Maiden Holdings	62,300	690
Markel*	3,151	2,005
MFA Financial†	126,200	982
Mid-America Apartment Communities†	29,610	1,944
National Bank of Canada	71,400	3,260
Omega Healthcare Investors†	26,900	920
PartnerRe	74,469	8,183
PennyMac Mortgage Investment Trust†	50,500	1,082
Platinum Underwriters Holdings	22,400	1,364
Post Properties†	43,595	2,238
ProAssurance	15,000	661
Prosperity Bancshares	13,700	783
Public Storage†	2,500	414
Reinsurance Group of America, Cl A	26,210	2,100
RenaissanceRe Holdings	89,558	8,955
Simon Property Group†	12,000	1,973
Tanger Factory Outlet Centers†	36,274	1,187
TFS Financial	119,488	1,711
Travelers	72,400	6,801
Two Harbors Investment†	308,871	2,987
Validus Holdings	167,629	6,561
Ventas†	11,100	687

1	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2014

Description	Shares	Market Value ($ Thousands)
Wells Fargo	55,300	$2,869
White Mountains Insurance Group	4,079	2,570

		119,892

Health Care — 15.1%
Abbott Laboratories	32,900	1,368
AbbVie	30,200	1,744
Actavis*	9,739	2,350
Aetna, Cl A	63,300	5,127
AmerisourceBergen	75,737	5,854
Amgen, Cl A	36,900	5,183
AstraZeneca ADR	53,600	3,829
Baxter International	77,220	5,542
Becton Dickinson	22,400	2,549
Cardinal Health	26,600	1,993
Centene*	5,900	488
Cigna	7,200	653
Eli Lilly	44,380	2,878
Endo International*	25,300	1,729
Express Scripts Holding*	25,300	1,787
Hologic*	12,020	292
Humana	40,597	5,289
Idexx Laboratories*	9,500	1,119
Jazz Pharmaceuticals*	2,500	402
Johnson & Johnson	135,917	14,488
Laboratory Corp of America Holdings*	50,357	5,124
McKesson	11,100	2,161
Medtronic	29,000	1,797
Merck	183,562	10,882
Omnicare	34,400	2,142
PDL BioPharma	96,900	724
Pfizer	241,000	7,126
Quest Diagnostics	117,119	7,107
Team Health Holdings*	6,770	393
UnitedHealth Group	63,200	5,451
WellPoint	56,500	6,758
Zimmer Holdings	15,500	1,559

		115,888

Industrials — 5.6%
Alliant Techsystems	38,160	4,871
Deere	41,900	3,435
General Dynamics	22,900	2,910
L-3 Communications Holdings	55,500	6,600
Landstar System	24,200	1,747
Lockheed Martin	12,700	2,321
Northrop Grumman	52,700	6,944
Old Dominion Freight Line, Cl A*	32,000	2,261
Raytheon	66,100	6,717
Rollins	26,700	782
Stericycle, Cl A*	38,292	4,463

		43,051

Information Technology — 8.6%
Activision Blizzard	23,400	487
Amdocs	104,240	4,783
Apple	58,849	5,929
Automatic Data Processing	52,748	4,382
Broadridge Financial Solutions	44,500	1,853
CA	48,400	1,352
Cisco Systems	149,100	3,753
CSG Systems International	37,600	988
Dolby Laboratories, Cl A*	44,800	1,872

Description	Shares	Market Value ($ Thousands)
Flextronics International*	157,000	$1,620
Global Payments	10,700	748
Harris	48,300	3,207
Ingram Micro, Cl A*	39,220	1,012
Intel	241,300	8,402
International Business Machines	40,839	7,752
Jack Henry & Associates	13,800	768
Leidos Holdings	25,675	881
Lexmark International, Cl A	27,970	1,189
Microsoft	120,200	5,572
Oracle, Cl B	60,400	2,312
Qualcomm	29,900	2,236
Science Applications International	14,671	649
Skyworks Solutions	39,800	2,311
Tech Data*	22,200	1,307
Zebra Technologies, Cl A*	7,200	511

		65,876

Materials — 1.2%
AptarGroup	7,900	480
Ball	34,700	2,195
Bemis	42,300	1,608
CF Industries Holdings	2,500	698
LyondellBasell Industries, Cl A	19,200	2,086
Sonoco Products	14,500	570
United States Steel	9,300	364
Westlake Chemical	15,000	1,299

		9,300

Telecommunication Services — 4.9%
AT&T	290,000	10,219
BCE	92,600	3,964
CenturyTel	54,300	2,220
NTT DoCoMo ADR	130,100	2,178
Rogers Communications, Cl B	105,900	3,969
SBA Communications, Cl A*	10,900	1,209
SK Telecom ADR	129,800	3,938
TELUS	59,823	2,045
Verizon Communications	163,014	8,149

		37,891

Utilities — 14.2%
AES	120,100	1,703
AGL Resources	62,858	3,227
Alliant Energy	6,300	349
Ameren	60,200	2,307
American Electric Power	81,000	4,229
Atmos Energy	22,600	1,078
Avista	50,300	1,536
Calpine*	51,300	1,113
CMS Energy	53,900	1,599
Consolidated Edison	134,607	7,627
Dominion Resources	13,121	907
DTE Energy	68,285	5,195
Duke Energy	63,057	4,715
Edison International	109,300	6,112
Entergy	100,000	7,733
Exelon	192,900	6,576
Great Plains Energy	13,200	319
ITC Holdings	81,099	2,890
Northeast Utilities	84,838	3,758
NRG Energy	23,100	704
OGE Energy	56,484	2,096
PG&E	138,900	6,256
Pinnacle West Capital	30,700	1,677

2	SEI Institutional Managed Trust / Annual Report / September 30, 2014

SCHEDULE OF INVESTMENTS

Tax-Managed Managed Volatility Fund

September 30, 2014

Description	Shares/Face Amount ($ Thousands)	Market Value ($ Thousands)
Portland General Electric	64,100	$2,059
PPL	53,000	1,740
Public Service Enterprise Group	306,549	11,416
SCANA	89,609	4,446
Sempra Energy	7,090	747
Southern	173,530	7,575
UGI	57,750	1,969
Wisconsin Energy	110,404	4,747

		108,405

Total Common Stock (Cost $546,946) ($ Thousands)		719,974

CASH EQUIVALENT — 5.5%
SEI Daily Income Trust, Prime Obligation Fund, Cl A 0.010%**††	41,669,711	41,670

Total Cash Equivalent (Cost $41,670) ($ Thousands)		41,670

U.S. TREASURY OBLIGATIONS (A) (B) — 0.2%
U.S. Treasury Bills
0.041%, 3/5/2015	$1,277	1,277
0.028%, 5/28/2015	156	156

Total U.S. Treasury Obligations (Cost $1,433) ($ Thousands)		1,433

Total Investments — 99.7% (Cost $590,049) ($ Thousands)		$763,077

A list of the open futures contracts held by the Fund at September 30, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Depreciation ($ Thousands)
S&P 500 Index EMINI	309	Dec-2014	$(252)

For the year ended September 30, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $765,744 ($Thousands).

†	Real Estate Investment Trust.

††	Investment in Affiliated Security.

*	Non-income producing security.

**	Rate shown is the 7-day effective yield as of September 30, 2014.

(A)	Security or portion thereof has been pledged as collateral on open futures contracts.

(B)	The rate reported is the effective yield at the time of purchase.

ADR — American Depositary Receipt

Cl — Class

S&P — Standard & Poor’s

The following is a list of the level inputs used as of September 30, 2014, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$719,974	$—	$—	$719,974
Cash Equivalent	41,670	—	—	41,670
U.S. Treasury Obligations	—	1,433	—	1,433

Total Investments in Securities	$761,644	$1,433	$—	$763,077

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(252)	$—	$—	$(252)

Total Other Financial Instruments	$(252)	$—	$—	$(252)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For the year ended September 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended September 30, 2014, there were no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

3	SEI Institutional Managed Trust / Annual Report / September 30, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

SEI Institutional Managed Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SEI Institutional Managed Trust (the Trust), comprised of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Real Estate Fund, Enhanced Income Fund, Core Fixed Income Fund, U.S. Fixed Income Fund, High Yield Bond Fund, Real Return Fund, Multi-Strategy Alternative Fund, Multi-Asset Income Fund and the Multi-Asset Capital Stability Fund (twenty-two of the twenty-four funds comprising the Trust), and the accompanying consolidated financial statements of the Multi-Asset Accumulation Fund and the Multi-Asset Inflation Managed Fund (two of the twenty-four funds comprising the Trust) as of and for the year ended September 30, 2014, and have issued our unqualified report thereon dated November 26, 2014 (which report, financial statements and consolidated financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the schedules of investments in securities and the consolidated schedules of investments in securities (collectively, the “Schedules”) of the funds comprising the Trust as of September 30, 2014 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements and consolidated financial statements of the funds comprising the Trust referred to above, present fairly, in all material respects, the information set forth therein.

Philadelphia, Pennsylvania

November 26, 2014

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2014

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: December 8, 2014